OMB APPROVAL
OMB Number: 3235-0570 Expires: January 31, 2017 Estimated average burden hours per response: 20.6

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-1879
Janus Investment Fund
(Exact name of registrant as specified in charter)
151 Detroit Street, Denver, Colorado 80206
(Address of principal executive offices) (Zip code)
Stephanie Grauerholz, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)
Registrant’s telephone number, including area code: 303-333-3863
Date of fiscal year end: 6/30
Date of reporting period: 6/30/15

Item 1 –	Reports to Shareholders

annual report
June 30, 2015

INTECH Emerging Markets Managed Volatility Fund

Janus Investment Fund

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            INTECH Emerging Markets Managed Volatility Fund

INTECH Emerging Markets Managed Volatility Fund (unaudited)

FUND SNAPSHOT INTECH’s active approach focuses on adding value by selecting stocks with unique volatility characteristics and low correlations to one another.	Managed by INTECH Investment Management LLC

PERFORMANCE OVERVIEW

From the Fund’s date of inception through June 30, 2015, INTECH Emerging Markets Managed Volatility Fund’s Class I Shares returned 5.90%. This compares to the 7.42% return posted by the MSCI Emerging Markets Index, the Fund’s benchmark.

INVESTMENT STRATEGY

INTECH’s mathematical investment process is designed to determine potentially more efficient equity weightings of the securities in the benchmark index, utilizing a specific mathematical optimization and disciplined rebalancing routine. Rather than trying to predict the future direction of stock prices, the process seeks to use the volatility and correlation characteristics of stocks to construct portfolios.

The investment process begins with the stocks in the MSCI Emerging Markets Index. INTECH’s investment process aims to capture stocks’ natural volatility through a rebalancing mechanism based on estimates of relative volatility and correlation in order to outperform the benchmark index over the long term. Within specific risk constraints, the investment process will tend to favor stocks with higher relative volatility and lower correlation as they offer more potential to capture volatility through periodic rebalancing. Once the target proportions are determined and the portfolio is constructed, it is then rebalanced to those target proportions and re-optimized on a periodic basis. The INTECH Emerging Markets Managed Volatility Fund focuses on seeking an excess return above the benchmark, while also reducing or managing the standard deviation of the portfolio depending on the market conditions, a strategy designed to manage the absolute risk of the portfolio.

PERFORMANCE REVIEW

The MSCI Emerging Markets Index posted a return of 7.42% from the Fund’s date of inception through June 30, 2015. INTECH Emerging Markets Managed Volatility Fund underperformed the MSCI Emerging Markets Index over the period and generated a return of 5.90%.

An overall decrease in market diversity over the period reflected a change in the distribution of capital, in which larger-cap stocks outperformed smaller cap stocks on average within the MSCI Emerging Markets Index. INTECH Emerging Markets Managed Volatility Fund, which tends to overweight smaller-cap stocks as they provide more relative volatility capture potential, was negatively impacted by the overall decrease in market diversity over the period.

On average, the Fund was overweight lower beta stocks or stocks with lower sensitivity to market movements which tend to be less volatile. During the period lower beta stocks underperformed higher beta stocks and the overall market, on average. Consequently, the Fund’s overweight to lower beta stocks detracted from the Fund’s relative return for the period.

The Fund’s active sector positioning tends to vary over time and is a function of the volatility and correlation characteristics of the underlying stocks. An average underweight allocation to the energy sector, which was the best performing sector during the period, as well as an average overweight allocation to the telecommunication services sector, detracted from the Fund’s relative performance during the period. However, stock selection, which is a residual of the investment process, contributed to the Fund’s relative performance during the period, especially within the industrials sector.

OUTLOOK

Because INTECH does not conduct traditional economic or fundamental analysis, INTECH has no view on individual stocks, sectors, economic, or market conditions. Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk management remaining the hallmark of our investment process. As INTECH’s ongoing research efforts yield modest improvements, we will continue implementing changes that we believe are likely to improve the long-term results for our Fund shareholders.

Thank you for your investment in INTECH Emerging Markets Managed Volatility Fund.

Janus Investment Fund | 1

INTECH Emerging Markets Managed Volatility Fund (unaudited)

INTECH Emerging Markets Managed Volatility Fund At A Glance

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2015

iShares India 50 Exchange-Traded Funds (ETFs)	7.2%
Chunghwa Telecom Co., Ltd. Diversified Telecommunication Services	4.9%
Public Bank Bhd Commercial Banks	2.3%
DiGi.Com Bhd Wireless Telecommunication Services	1.7%
Taiwan Mobile Co., Ltd. Wireless Telecommunication Services	1.4%

17.5%

Asset Allocation – (% of Net Assets)
As of June 30, 2015

Emerging markets comprised 95.0% of total net assets.

*Includes Other of (2.1)%.

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2015

2 | JUNE 30, 2015

(unaudited)

Performance

Cumulative Total Return – for the period ended June 30, 2015		Expense Ratios – per the December 17, 2014 prospectuses (estimated for the fiscal year)
	Since	Total Annual Fund	Net Annual Fund
	Inception*	Operating Expenses	Operating Expenses

INTECH Emerging Markets Managed Volatility Fund – Class A Shares

NAV	5.70%	2.03%	1.41%

MOP	–0.38%

INTECH Emerging Markets Managed Volatility Fund – Class C Shares

NAV	5.30%	2.84%	2.22%

CDSC	4.30%

INTECH Emerging Markets Managed Volatility Fund – Class D Shares(1)	5.70%	1.84%	1.21%

INTECH Emerging Markets Managed Volatility Fund – Class I Shares	5.90%	1.73%	1.11%

INTECH Emerging Markets Managed Volatility Fund – Class S Shares	5.50%	2.19%	1.58%

INTECH Emerging Markets Managed Volatility Fund – Class T Shares	5.70%	1.94%	1.33%

MSCI Emerging Markets IndexSM	7.42%

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2016.

See important disclosures on the next page.

Janus Investment Fund | 3

INTECH Emerging Markets Managed Volatility Fund (unaudited)

The expense ratios shown reflect estimated annualized expenses that the Fund expects to incur during its initial fiscal year.

Performance for very short time periods may not be indicative of future performance.

INTECH’s focus on managed volatility may keep the Fund from achieving excess returns over its index. The strategy may underperform during certain periods of up markets, and may not achieve the desired level of protection in down markets.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility, lower liquidity and differing financial and information reporting standards, all of which are magnified in emerging markets.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Standard deviation measures historical volatility. Higher standard deviation implies greater volatility. Beta is a measure of the volatility of a portfolio in comparison to a benchmark index.

Rankings are not provided for Funds that are less than one year old.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

The weighting of securities within the Fund’s portfolio may differ significantly from the weightings within the index. The index is unmanaged and not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – December 17, 2014
(1)	Closed to certain new investors.

4 | JUNE 30, 2015

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/15)	(6/30/15)	(1/1/15 - 6/30/15)†	(1/1/15)	(6/30/15)	(1/1/15 - 6/30/15)†	(1/1/15 - 6/30/15)

Class A Shares	$1,000.00	$1,038.30	$6.52	$1,000.00	$1,018.40	$6.46	1.29%

Class C Shares	$1,000.00	$1,034.40	$10.44	$1,000.00	$1,014.53	$10.34	2.07%

Class D Shares	$1,000.00	$1,038.30	$6.17	$1,000.00	$1,081.74	$6.11	1.22%

Class I Shares	$1,000.00	$1,040.30	$5.26	$1,000.00	$1,019.64	$5.21	1.04%

Class S Shares	$1,000.00	$1,036.30	$7.88	$1,000.00	$1,017.06	$7.80	1.56%

Class T Shares	$1,000.00	$1,038.30	$6.62	$1,000.00	$1,018.30	$6.56	1.31%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund | 5

INTECH Emerging Markets Managed Volatility Fund

Schedule of Investments

As of June 30, 2015

Shares		Value
Common Stocks – 92.1%
Aerospace & Defense – 0.5%
4,000	AviChina Industry & Technology Co., Ltd. – Class H	$3,912
95	Korea Aerospace Industries, Ltd.	6,772

		10,684
Air Freight & Logistics – 0.8%
91	Hyundai Glovis Co., Ltd.	16,483
Airlines – 1.1%
6,000	Air China, Ltd. – Class B	6,781
10,000	China Airlines, Ltd.*	4,262
6,000	China Southern Airlines Co., Ltd. – Class Hß	7,090
6,000	Eva Airways Corp.*	4,094

		22,227
Auto Components – 1.3%
7,000	Cheng Shin Rubber Industry Co., Ltd.	15,497
181	Halla Visteon Climate Control Corp.	6,257
57	Hyundai Wia Corp.	5,264

		27,018
Automobiles – 1.6%
1,600	Astra International Tbk PT	849
15,000	Geely Automobile Holdings, Ltd.	8,012
500	Great Wall Motor Co., Ltd. – Class Hß	2,451
15	Hyundai Motor Co.	1,829
472	Kia Motors Corp.	19,173

		32,314
Building Products – 0.3%
12	KCC Corp.	5,283
Capital Markets – 0.1%
146	Brait SE	1,481
500	China Galaxy Securities Co., Ltd. – Class H	652
1,000	Yuanta Financial Holding Co., Ltd.	541

		2,674
Chemicals – 0.6%
40	Hanwha Corp.	1,693
33	Hyosung Corp.	4,261
19	Lotte Chemical Corp.	4,924
1,000	Taiwan Fertilizer Co., Ltd.	1,653

		12,531
Commercial Banks – 16.7%
11,000	Agricultural Bank of China, Ltd. – Class H	5,918
7,400	Alliance Financial Group Bhd	8,615
72,382	Banco de Chile	7,937
8	Banco de Credito e Inversiones	352
5,000	Bank Central Asia Tbk PT	5,064
4,600	Bank Mandiri Persero Tbk PT	3,468
5,400	Bank Negara Indonesia Persero Tbk PT	2,147
4,000	Bank of China, Ltd. – Class H	2,601
3,000	Bank of Communications Co., Ltd – Class H	3,127
5,660	Bank of the Philippine Islands	11,865
3,000	Bank Rakyat Indonesia Persero Tbk PT	2,329
9,120	BDO Unibank, Inc.	21,930
599	BNK Financial Group, Inc.	7,627
112	Capitec Bank Holdings, Ltd.	4,468
24,000	Chang Hwa Commercial Bank, Ltd.	13,769
7,000	China CITIC Bank Corp., Ltd. – Class H*	5,581
9,000	China Construction Bank Corp. – Class H	8,220
4,000	China Development Financial Holding Corp.	1,517
17,000	China Everbright Bank Co., Ltd. – Class H	10,198
1,000	China Merchants Bank Co., Ltd. – Class H	2,916
3,000	China Minsheng Banking Corp., Ltd. – Class H	3,932
9,000	Chongqing Rural Commercial Bank Co., Ltd. – Class H	7,210
3,829	Commercial International Bank Egypt SAE	28,335
677,311	Corpbanca SA	7,481
2,000	CTBC Financial Holding Co., Ltd.	1,575
224	DGB Financial Group, Inc.	2,350
1,000	E.Sun Financial Holding Co., Ltd.	668
17,000	First Financial Holding Co., Ltd.	10,414
3,100	Hong Leong Bank Bhd	11,016
4,000	Hua Nan Financial Holdings Co., Ltd.	2,301
3,000	Industrial & Commercial Bank of China, Ltd. – Class H	2,384
332	Industrial Bank of Korea	4,302
100	Kasikornbank PCL	560
49	KB Financial Group, Inc.	1,621
107	Komercni Banka A/S	23,742
13,800	Krung Thai Bank PCL	6,989
7,000	Mega Financial Holding Co., Ltd.	6,307
158	OTP Bank PLC	3,129
9,700	Public Bank Bhd	48,153
308	Qatar National Bank SAQ	16,318
3,000	SinoPac Financial Holdings Co., Ltd.	1,327
48,116	Taiwan Cooperative Financial Holding Co., Ltd.	25,187

		344,950
Commercial Services & Supplies – 0.6%
8	KEPCO Plant Service & Engineering Co., Ltd.	846
161	S-1 Corp.	11,333

		12,179
Communications Equipment – 0.1%
640	ZTE Corp. – Class H	1,628
Construction & Engineering – 1.8%
5,000	China Communications Construction Co., Ltd. – Class H	7,483
4,500	China Railway Construction Corp., Ltd. – Class H	6,955
8,000	China Railway Group, Ltd. – Class H	8,638
800	Gamuda Bhd	991
28	Hyundai Development Co.	1,662
6,700	IJM Corp. Bhd	11,584

		37,313
Construction Materials – 0.9%
2,000	Anhui Conch Cement Co., Ltd. – Class H	7,018
1,000	Asia Cement Corp.	1,183
4,000	China National Building Material Co., Ltd. – Class H	3,783
400	Siam Cement PCL	6,136

		18,120
Containers & Packaging – 0.1%
400	Klabin SA	2,457
Diversified Financial Services – 1.4%
670	Ayala Corp.	11,741
3,000	Chailease Holding Co., Ltd.	7,235
2,000	Fubon Financial Holding Co., Ltd.	3,980
125	GT Capital Holdings, Inc.	3,788
113	PSG Group, Ltd.	1,905

		28,649

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6 | JUNE 30, 2015

Schedule of Investments

As of June 30, 2015

Shares		Value
Diversified Telecommunication Services – 6.8%
32,000	Chunghwa Telecom Co., Ltd.	$102,061
7,600	Telekom Malaysia Bhd	13,181
57,100	Telekomunikasi Indonesia Persero Tbk PT	12,551
38,900	True Corp. PCL*	13,133

		140,926
Electric Utilities – 1.4%
571	CEZ A/S	13,270
937	Energa SA	5,669
1,417	PGE Polska Grupa Energetyczna SA	6,953
1,100	Tenaga Nasional Bhd	3,687

		29,579
Electronic Equipment, Instruments & Components – 1.6%
6,000	AU Optronics Corp.	2,655
4,000	Innolux Corp.	2,087
141	LG Display Co., Ltd.	3,268
223	Samsung Electro-Mechanics Co., Ltd.	10,218
1,000	Simplo Technology Co., Ltd.	4,635
1,000	Synnex Technology International Corp.	1,483
1,000	TPK Holding Co., Ltd.	5,786
3,000	WPG Holdings, Ltd.	3,758

		33,890
Energy Equipment & Services – 0.1%
2,000	CRRC Corp., Ltd. – Class H*	3,070
Food & Staples Retailing – 2.4%
10,200	CP ALL PCL	13,971
3	E-Mart Co., Ltd.	621
202	Massmart Holdings, Ltd.	2,484
3,000	President Chain Store Corp.	21,101
56	Spar Group, Ltd.	874
4,000	Sun Art Retail Group, Ltd.	3,602
3,200	Wal-Mart de Mexico SAB de CV	7,785

		50,438
Food Products – 2.1%
6,500	Charoen Pokphand Foods PCL	4,620
1,000	China Mengniu Dairy Co., Ltd.	4,986
7	CJ CheilJedang Corp.	2,768
300	Gruma SAB de CV – Class B	3,856
5,900	Indofood Sukses Makmur Tbk PT	2,910
5,500	Thai Union Frozen Products PCL	3,551
3,030	Universal Robina Corp.	13,040
7,000	Want Want China Holdings, Ltd.	7,405

		43,136
Gas Utilities – 0.6%
2,000	China Resources Gas Group, Ltd.	5,935
20,600	Perusahaan Gas Negara Persero Tbk PT	6,668

		12,603
Health Care Providers & Services – 2.0%
26,600	Bangkok Dusit Medical Services PCL	15,519
400	Bumrungrad Hospital PCL	2,215
4,300	IHH Healthcare Bhd	6,454
305	Mediclinic International, Ltd.	2,568
122	Netcare, Ltd.	384
3,100	Shanghai Pharmaceuticals Holding Co., Ltd. – Class H	8,639
1,200	Sinopharm Group Co., Ltd. – Class H	5,333

		41,112
Hotels, Restaurants & Leisure – 0.8%
2,010	Jollibee Foods Corp.	8,797
124	Kangwon Land, Inc.	4,114
4,180	Minor International PCL	3,714

		16,625
Household Durables – 1.5%
197	Coway Co., Ltd.	16,146
25	Hanssem Co., Ltd.	6,299
1,367	Steinhoff International Holdings, Ltd.	8,658

		31,103
Household Products – 0.8%
10	LG Household & Health Care, Ltd.	6,940
3,600	Unilever Indonesia Tbk PT	10,668

		17,608
Independent Power and Renewable Electricity Producers – 2.4%
14,100	Aboitiz Power Corp.	14,231
6,444	AES Gener SA	3,672
1,897	Colbun SA	540
81,300	Energy Development Corp.	13,490
2,000	Huadian Power International Corp., Ltd. – Class H	2,217
8,000	Huaneng Power International, Inc. – Class H	11,147
10,000	Huaneng Renewables Corp., Ltd. – Class H	4,038

		49,335
Industrial Conglomerates – 4.2%
6,830	Aboitiz Equity Ventures, Inc.	8,795
1,000	Beijing Enterprises Holdings, Ltd.	7,528
5,000	CITIC, Ltd.	8,966
6,100	DMCI Holdings, Inc.	1,786
1,000	Far Eastern New Century Corp.	1,060
13,760	JG Summit Holdings, Inc.	21,886
135	LG Corp.	7,481
1,000	Shanghai Industrial Holdings, Ltd.	3,393
1,200	Sime Darby Bhd	2,711
48	SK Holdings Co., Ltd.	8,522
710	SM Investments Corp.	14,096

		86,224
Information Technology Services – 0.5%
44	SK C&C Co., Ltd.	10,909
Insurance – 2.3%
1,000	Cathay Financial Holding Co., Ltd.	1,747
5,000	China Life Insurance Co., Ltd.	5,121
73	Dongbu Insurance Co., Ltd.	3,698
366	Hyundai Marine & Fire Insurance Co., Ltd.	9,682
300	New China Life Insurance Co., Ltd. – Class H	1,792
5,000	People’s Insurance Co. Group of China, Ltd. – Class H	3,200
44	Samsung Fire & Marine Insurance Co., Ltd.	11,600
34,000	Shin Kong Financial Holding Co., Ltd.	10,381

		47,221
Internet Software & Services – 0.3%
12	NAVER Corp.	6,822
Machinery – 0.3%
1,000	Haitian International Holdings, Ltd.	2,351
1,000	Weichai Power Co., Ltd. – Class H	3,335

		5,686

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 7

INTECH Emerging Markets Managed Volatility Fund

Schedule of Investments

As of June 30, 2015

Shares		Value
Marine – 0.5%
10,500	China COSCO Holdings Co., Ltd. – Class H*	$6,787
2,000	China Shipping Container Lines Co., Ltd. – Class H*	782
1,700	MISC Bhd	3,480

		11,049
Media – 0.5%
97	Cheil Worldwide, Inc.*	1,505
1,194	Cyfrowy Polsat SA*	7,513
4,000	Surya Citra Media Tbk PT	863

		9,881
Metals & Mining – 2.5%
19,000	China Steel Corp.	15,180
6,500	Fosun International, Ltd.	15,295
1,608	Gold Fields, Ltd.	5,154
44	Hyundai Steel Co.	2,671
8	Korea Zinc Co., Ltd.	3,910
269	Severstal PAO (GDR)	2,846
18,000	Zijin Mining Group Co., Ltd. – Class H	6,340

		51,396
Multi-Utilities – 0.2%
63	Qatar Electricity & Water Co QSC	3,945
2,400	YTL Corp. Bhd	987

		4,932
Multiline Retail – 0.1%
23	Hyundai Department Store Co., Ltd.	3,032
Oil, Gas & Consumable Fuels – 0.9%
5,000	China Coal Energy Co., Ltd. – Class H	2,987
44	GS Holdings Corp.	1,963
30	MOL Hungarian Oil & Gas PLC	1,536
432	Polski Koncern Naftowy Orlen SA	8,486
46	S-Oil Corp.*	2,788
17	SK Innovation Co., Ltd.*	1,860

		19,620
Paper & Forest Products – 0.4%
725	Empresas CMPC SA	1,973
500	Fibria Celulose SA	6,824

		8,797
Personal Products – 0.7%
10	Amorepacific Corp.	3,748
24	AMOREPACIFIC Group	4,025
500	Hengan International Group Co., Ltd.	5,941

		13,714
Pharmaceuticals – 2.8%
54	Celltrion, Inc.	3,777
4,000	China Medical System Holdings, Ltd.	5,604
17	Hanmi Pharm Co., Ltd.	7,119
29,400	Kalbe Farma Tbk PT	3,694
1,500	Shanghai Fosun Pharmaceutical Group Co., Ltd. – Class H	5,564
24,000	Sihuan Pharmaceutical Holdings Group, Ltd.ß	13,655
4,000	Sino Biopharmaceutical, Ltd.	4,644
53	Yuhan Corp.	12,974

		57,031
Real Estate Management & Development – 1.5%
13,200	Ayala Land, Inc.	10,922
3,000	Evergrande Real Estate Group, Ltd.	1,792
4,000	Franshion Properties China, Ltd.	1,430
2,000	Goldin Properties Holdings, Ltd.*	2,113
2,000	Highwealth Construction Corp.	4,771
500	Longfor Properties Co., Ltd.	796
53,800	Megaworld Corp.	5,681
2,600	SM Prime Holdings, Inc.	1,152
838	Talaat Moustafa Group	982
6,000	Yuexiu Property Co., Ltd.	1,308

		30,947
Road & Rail – 0.6%
43,100	BTS Group Holdings PCL	12,764
Semiconductor & Semiconductor Equipment – 2.0%
3,000	Advanced Semiconductor Engineering, Inc.	4,064
4,000	Epistar Corp.	5,348
52,000	Hanergy Thin Film Power Group, Ltd.*,ß	10,063
1,000	Novatek Microelectronics Corp.	4,829
1,000	Realtek Semiconductor Corp.	2,564
18,000	Semiconductor Manufacturing International Corp.*	1,974
4,000	Siliconware Precision Industries Co., Ltd.	6,126
178	SK Hynix, Inc.	6,752

		41,720
Software – 0.7%
79	NCSoft Corp.	14,062
Specialty Retail – 0.7%
29,000	GOME Electrical Appliances Holding, Ltd.	6,398
89	Hotel Shilla Co., Ltd.	8,898

		15,296
Technology Hardware, Storage & Peripherals – 2.4%
13,000	Acer, Inc.*	6,299
1,000	Asustek Computer, Inc.	9,740
2,000	Chicony Electronics Co., Ltd.	5,368
3,000	Compal Electronics, Inc.	2,285
2,000	HTC Corp.*	4,668
4,000	Inventec Corp.	2,768
2,000	Lenovo Group, Ltd.	2,771
2,000	Lite-On Technology Corp.	2,347
2,000	Pegatron Corp.	5,854
1,000	Quanta Computer, Inc.	2,366
2	Samsung Electronics Co., Ltd.	2,274
3,000	Wistron Corp.	2,275

		49,015
Textiles, Apparel & Luxury Goods – 3.5%
8,000	ANTA Sports Products, Ltd.	19,403
1,000	Eclat Textile Co., Ltd.	16,401
1,000	Feng TAY Enterprise Co., Ltd.	5,802
8,000	Pou Chen Corp.	11,409
4,000	Shenzhou International Group Holdings, Ltd.	19,455

		72,470
Tobacco – 1.7%
2,700	Gudang Garam Tbk PT	9,135
302	KT&G Corp.	25,699

		34,834
Transportation Infrastructure – 2.9%
1,100	Airports of Thailand PCL	9,871
4,000	Beijing Capital International Airport Co., Ltd. – Class H	4,614
6,000	COSCO Pacific, Ltd.	8,143

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | JUNE 30, 2015

Schedule of Investments

As of June 30, 2015

Shares		Value
Transportation Infrastructure – (continued)
700	Grupo Aeroportuario del Pacifico SAB de CV – Class B	$4,798
2,520	International Container Terminal Services, Inc.	6,160
10,000	Jiangsu Expressway Co., Ltd. – Class H	13,133
10,000	Zhejiang Expressway Co., Ltd. – Class H	13,882

		60,601
Water Utilities – 0.7%
7,286	Aguas Andinas SA – Class A	4,147
8,000	Guangdong Investment, Ltd.	11,209

		15,356
Wireless Telecommunication Services – 8.8%
3,400	Advanced Info Service PCL	24,166
15,500	Axiata Group Bhd	26,306
1,000	China Mobile, Ltd.	12,804
24,400	DiGi.Com Bhd	34,681
9,000	Far EasTone Telecommunications Co., Ltd.	21,762
120	Globe Telecom, Inc.	6,682
10,200	Maxis Bhd	17,230
30	Philippine Long Distance Telephone Co.	1,870
9,000	Taiwan Mobile Co., Ltd.	30,047
8,300	Tower Bersama Infrastructure Tbk PT*	5,744

		181,292

Total Common Stocks (cost $1,923,212)		1,908,606
Preferred Stocks – 1.0%
Automobiles – 0.2%
46	Hyundai Motor Co.	4,331
Paper & Forest Products – 0.4%
1,500	Suzano Papel e Celulose SA – Class A	7,982
Personal Products – 0.2%
25	Amorepacific Corp.	4,596
Technology Hardware, Storage & Peripherals – 0.2%
3	Samsung Electronics Co., Ltd.	2,671

Total Preferred Stocks (cost $19,921)		19,580
Investment Companies – 9.0%
Exchange-Traded Funds (ETFs) – 7.2%
5,000	iShares India 50#	149,300
Investments Purchased with Cash Collateral from Securities Lending – 0.1%
3,025	Janus Cash Collateral Fund LLC, 0.1304%°°,£	3,025
Money Markets – 1.7%
35,000	Janus Cash Liquidity Fund LLC, 0.1291%°°,£	35,000

Total Investment Companies (cost $186,216)		187,325
Total Investments (total cost $2,129,349) – 102.1%		2,115,511

Liabilities, net of Cash, Receivables and Other Assets – (2.1)%		(44,141)

Net Assets – 100%		$2,071,370

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

Taiwan	$435,658	20.6%
China	402,314	19.0
South Korea	329,423	15.6
Malaysia	189,076	8.9
Philippines	177,912	8.4
India	149,300	7.1
Thailand	117,209	5.5
Indonesia	62,331	3.0
United States	38,025	1.8
Egypt	29,317	1.4
Poland	28,621	1.4
South Africa	27,976	1.3
France	27,889	1.3
Chile	21,955	1.0
Qatar	20,263	1.0
Brazil	17,263	0.8
Mexico	16,439	0.8
Czech Republic	13,270	0.6
Hungary	4,665	0.2
Hong Kong	3,759	0.2
Russia	2,846	0.1

Total	$2,115,511	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 9

Notes to Schedule of Investments and Other Information

MSCI Emerging Markets IndexSM	A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

GDR	Global Depositary Receipt

LLC	Limited Liability Company

PCL	Public Company Limited

PLC	Public Limited Company

*	Non-income producing security.

ß	Security is illiquid.

°°	Rate shown is the 7-day yield as of June 30, 2015.

#	Loaned security; a portion of the security is on loan at June 30, 2015.

£	The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended June 30, 2015. Unless otherwise indicated, all information in the table is for the period ended June 30, 2015.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/14	Purchases	Sales	at 6/30/15	Gain/(Loss)	Income	at 6/30/15

INTECH Emerging Markets Managed Volatility Fund
Janus Cash Collateral Fund LLC	–	431,000	(427,975)	3,025	$–	$61(1)	$ 3,025
Janus Cash Liquidity Fund LLC	–	1,268,023	(1,233,023)	35,000	–	34	35,000

Total					$–	$ 95	$38,025

(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2015. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2015)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

INTECH Emerging Markets Managed Volatility Fund
Assets
Investments in Securities:
Common Stocks
Airlines	$15,446	$6,781	$–
Automobiles	29,863	2,451	–
Pharmaceuticals	43,376	–	13,655
Semiconductor & Semiconductor Equipment	31,657	–	10,063
All Other	1,755,314	–	–

Preferred Stocks	–	19,580	–

Investment Companies	149,300	38,025	–

Total Assets	$2,024,956	$66,837	$23,718

10 | JUNE 30, 2015

Level 3 Valuation Reconciliation of Assets (for the period ended June 30, 2015)

			Change in
	Balance	Realized	Unrealized			Transfers In	Balance
	as of	Gain/	Appreciation/			and/or	as of
	June 30, 2014	(Loss)	Depreciation(a)	Gross Purchases	Gross Sales	Out of Level 3	June 30, 2015

Investments in Securities:
INTECH Emerging Markets Managed Volatility Fund
Common Stock
Pharmaceuticals	$–	$–	$(1,557)	$15,212	$–	$–	$13,655
Semiconductor & Semiconductor Equipment	–	2,072	(21,891)	34,979	(5,097)	–	10,063

Total	$–	$2,072	$(23,448)	$50,191	$(5,097)	$–	$23,718

(a)	Included in “Change in unrealized net appreciation/depreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Operations.

Janus Investment Fund | 11

Statement of Assets and Liabilities

As of June 30, 2015	INTECH Emerging Markets Managed Volatility Fund

Assets:
Investments, at cost	$2,129,349
Unaffiliated investments, at value(1)	$2,077,486
Affiliated investments, at value	38,025
Cash	714
Cash denominated in foreign currency(2)	492
Non-interested Trustees’ deferred compensation	42
Receivables:
Fund shares sold	354
Dividends	7,565
Foreign dividend tax reclaim	363
Due from adviser	29,391
Total Assets	2,154,432
Liabilities:
Collateral for securities loaned (Note 2)	3,025
Payables:
Fund shares repurchased	3,579
Advisory fees	1,666
Fund administration fees	17
Transfer agent fees and expenses	531
12b-1 Distribution and shareholder servicing fees	129
Non-interested Trustees’ fees and expenses	8
Non-interested Trustees’ deferred compensation fees	42
Accrued expenses and other payables	74,065
Total Liabilities	83,062
Net Assets	$2,071,370

See footnotes at the end of the Statement.

See Notes to Financial Statements.

12 | JUNE 30, 2015

As of June 30, 2015	INTECH Emerging Markets Managed Volatility Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,058,981
Undistributed net investment income/(loss)	12,566
Undistributed net realized gain/(loss) from investments and foreign currency transactions	13,681
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(13,858)
Total Net Assets	$2,071,370
Net Assets - Class A Shares	$157,323
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	15,000
Net Asset Value Per Share(3)	$10.49
Maximum Offering Price Per Share(4)	$11.13
Net Assets - Class C Shares	$52,222
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,000
Net Asset Value Per Share(3)	$10.44
Net Assets - Class D Shares	$1,335,204
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	127,254
Net Asset Value Per Share	$10.49
Net Assets - Class I Shares	$304,936
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	29,032
Net Asset Value Per Share	$10.50
Net Assets - Class S Shares	$52,366
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,000
Net Asset Value Per Share	$10.47
Net Assets - Class T Shares	$169,319
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	16,145
Net Asset Value Per Share	$10.49

(1)	Includes $2,954 of securities on loan. See Note 2 in Notes to Financial Statements.
(2)	Includes cost of foreign cash of $301
(3)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(4)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund | 13

Statement of Operations

For the year ended June 30, 2015	INTECH Emerging Markets Managed Volatility Fund(1)

Investment Income:
Affiliated securities lending income, net	$61
Dividends	25,632
Dividends from affiliates	34
Foreign tax withheld	(2,956)
Total Investment Income	22,771
Expenses:
Advisory fees	8,411
12b-1 Distribution and shareholder servicing fees:
Class A Shares	214
Class C Shares	285
Class S Shares	71
Transfer agent administrative fees and expenses:
Class D Shares	668
Class S Shares	71
Class T Shares	222
Transfer agent networking and omnibus fees:
Class I Shares	5
Other transfer agent fees and expenses:
Class A Shares	21
Class C Shares	15
Class D Shares	517
Class I Shares	37
Class S Shares	12
Class T Shares	38
Shareholder reports expense	3,789
Registration fees	154,696
Custodian fees	34,031
Professional fees	46,011
Non-interested Trustees’ fees and expenses	40
Fund administration fees	78
Other expenses	12,176
Total Expenses	261,408
Less: Excess Expense Reimbursement	(250,228)
Net Expenses	11,180
Net Investment Income/(Loss)	11,591
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	14,600
Total Net Realized Gain/(Loss) on Investments	14,600
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(13,858)
Total Change in Unrealized Net Appreciation/Depreciation	(13,858)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$12,333

(1)	Period from December 17, 2014 (inception date) through June 30, 2015.

See Notes to Financial Statements.

14 | JUNE 30, 2015

Statement of Changes in Net Assets

INTECH Emerging Markets Managed Volatility Fund
For the period ended June 30	2015(1)

Operations:
Net investment income/(loss)	$11,591
Net realized gain/(loss) on investments	14,600
Change in unrealized net appreciation/depreciation	(13,858)
Net Increase/(Decrease) in Net Assets Resulting from Operations	12,333
Capital Share Transactions:
Shares Sold
Class A Shares	150,000
Class C Shares	50,000
Class D Shares	1,742,920
Class I Shares	307,051
Class S Shares	50,000
Class T Shares	166,569
Shares Repurchased
Class D Shares	(403,024)
Class I Shares	(543)
Class T Shares	(3,936)
Net Increase/(Decrease) from Capital Share Transactions	2,059,037
Net Increase/(Decrease) in Net Assets	2,071,370
Net Assets:
Beginning of period	–
End of period	$2,071,370

Undistributed Net Investment Income/(Loss)	$12,566

(1)	Period from December 17, 2014 (inception date) through June 30, 2015.

See Notes to Financial Statements.

Janus Investment Fund | 15

Financial Highlights

Class A Shares

INTECH Emerging
Markets Managed Volatility Fund
For a share outstanding during the period ended June 30	2015(1)

Net Asset Value, Beginning of Period	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.06
Net realized and unrealized gain/(loss)	0.43
Total from Investment Operations	0.49
Less Dividends and Distributions:
Dividends (from net investment income)	–
Distributions (from capital gains)	–
Total Dividends and Distributions	–
Net Asset Value, End of Period	$10.49
Total Return*	4.90%
Net Assets, End of Period (in thousands)	$157
Average Net Assets for the Period (in thousands)	$159
Ratios to Average Net Assets:
Ratio of Gross Expenses**	36.27%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	1.31%
Ratio of Net Investment Income/(Loss)**	1.05%
Portfolio Turnover Rate	43%

Class C Shares

INTECH Emerging
Markets Managed Volatility Fund
For a share outstanding during the period ended June 30	2015(1)

Net Asset Value, Beginning of Period	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.02
Net realized and unrealized gain/(loss)	0.42
Total from Investment Operations	0.44
Less Dividends and Distributions:
Dividends (from net investment income)	–
Distributions (from capital gains)	–
Total Dividends and Distributions	–
Net Asset Value, End of Period	$10.44
Total Return*	4.40%
Net Assets, End of Period (in thousands)	$52
Average Net Assets for the Period (in thousands)	$53
Ratios to Average Net Assets:
Ratio of Gross Expenses**	37.08%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	2.09%
Ratio of Net Investment Income/(Loss)**	0.27%
Portfolio Turnover Rate	43%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from December 17, 2014 (inception date) through June 30, 2015.
(2)	Per share amounts are calculated based on average shares outstanding during the period.

See Notes to Financial Statements.

16 | JUNE 30, 2015

Class D Shares

INTECH Emerging
Markets Managed Volatility Fund
For a share outstanding during the period ended June 30	2015(1)

Net Asset Value, Beginning of Period	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.08
Net realized and unrealized gain/(loss)	0.41
Total from Investment Operations	0.49
Less Dividends and Distributions:
Dividends (from net investment income)	–
Distributions (from capital gains)	–
Total Dividends and Distributions	–
Net Asset Value, End of Period	$10.49
Total Return*	4.90%
Net Assets, End of Period (in thousands)	$1,335
Average Net Assets for the Period (in thousands)	$1,037
Ratios to Average Net Assets:
Ratio of Gross Expenses**	27.16%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	1.23%
Ratio of Net Investment Income/(Loss)**	1.38%
Portfolio Turnover Rate	43%

Class I Shares

INTECH Emerging
Markets Managed Volatility Fund
For a share outstanding during the period ended June 30	2015(1)

Net Asset Value, Beginning of Period	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.10
Net realized and unrealized gain/(loss)	0.40
Total from Investment Operations	0.50
Less Dividends and Distributions:
Dividends (from net investment income)	–
Distributions (from capital gains)	–
Total Dividends and Distributions	–
Net Asset Value, End of Period	$10.50
Total Return*	5.00%
Net Assets, End of Period (in thousands)	$305
Average Net Assets for the Period (in thousands)	$181
Ratios to Average Net Assets:
Ratio of Gross Expenses**	27.37%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	1.05%
Ratio of Net Investment Income/(Loss)**	1.79%
Portfolio Turnover Rate	43%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from December 17, 2014 (inception date) through June 30, 2015.
(2)	Per share amounts are calculated based on average shares outstanding during the period.

See Notes to Financial Statements.

Janus Investment Fund | 17

Financial Highlights  (continued)

Class S Shares

INTECH Emerging
Markets Managed Volatility Fund
For a share outstanding during the period ended June 30	2015(1)

Net Asset Value, Beginning of Period	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.04
Net realized and unrealized gain/(loss)	0.43
Total from Investment Operations	0.47
Less Dividends and Distributions:
Dividends (from net investment income)	–
Distributions (from capital gains)	–
Total Dividends and Distributions	–
Net Asset Value, End of Period	$10.47
Total Return*	4.70%
Net Assets, End of Period (in thousands)	$52
Average Net Assets for the Period (in thousands)	$53
Ratios to Average Net Assets:
Ratio of Gross Expenses**	36.54%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	1.58%
Ratio of Net Investment Income/(Loss)**	0.78%
Portfolio Turnover Rate	43%

Class T Shares

INTECH Emerging
Markets Managed Volatility Fund
For a share outstanding during the period ended June 30	2015(1)

Net Asset Value, Beginning of Period	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.06
Net realized and unrealized gain/(loss)	0.43
Total from Investment Operations	0.49
Less Dividends and Distributions:
Dividends (from net investment income)	–
Distributions (from capital gains)	–
Total Dividends and Distributions	–
Net Asset Value, End of Period	$10.49
Total Return*	4.90%
Net Assets, End of Period (in thousands)	$169
Average Net Assets for the Period (in thousands)	$165
Ratios to Average Net Assets:
Ratio of Gross Expenses**	35.55%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	1.32%
Ratio of Net Investment Income/(Loss)**	1.07%
Portfolio Turnover Rate	43%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from December 17, 2014 (inception date) through June 30, 2015.
(2)	Per share amounts are calculated based on average shares outstanding during the period.

See Notes to Financial Statements.

18 | JUNE 30, 2015

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

INTECH Emerging Markets Managed Volatility Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven funds which include multiple series of shares, with differing investment objectives and policies. The financial statements include information for the period from December 17, 2014 (inception date) through June 30, 2015. The Fund invests primarily in common stocks. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant

Janus Investment Fund | 19

Notes to Financial Statements (continued)

event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary
FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

Assets categorized as Level 3 in the hierarchy include equity securities fair valued utilizing a recent transaction price. No quantitative unobservable inputs were significant to the fair value determination.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net

20 | JUNE 30, 2015

assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions
The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2.	Other Investments and Strategies

Additional Investment Risk
The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and

Janus Investment Fund | 21

Notes to Financial Statements (continued)

liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
To the extent that emerging markets may be included in its benchmark index, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in

22 | JUNE 30, 2015

greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Exchange-Traded Funds
The Fund may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may be managed or unmanaged, that generally seek to track the performance of a specific index. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. ETFs have certain inherent risks generally associated with investments in a portfolio of securities in which the ETF is invested, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Portfolio may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Portfolio’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Because the Portfolio may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, interest rate risk, and commodity-linked investments risk.

Offsetting Assets and Liabilities
The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
Counterparty	of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Deutsche Bank AG	$2,954	$–	$(2,954)	$–

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other

Janus Investment Fund | 23

Notes to Financial Statements (continued)

custodian functions. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

Real Estate Investing
To the extent that real estate-related securities may be included in the Fund’s named benchmark index, INTECH’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending
Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments. Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the

24 | JUNE 30, 2015

lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

3.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

	Average Daily		Contractual
	Net Assets		Investment
Fund	of the Fund		Advisory Fee (%)

INTECH Emerging Markets Managed Volatility Fund	First $	2 Billion	0.95
	Next $	1 Billion	0.92
	Over $	3 Billion	0.90

INTECH Investment Management LLC (“INTECH”) serves as subadviser to the Fund. As subadviser, INTECH provides day-to-day management of the investment operations of the Fund subject to the general oversight of Janus Capital. Janus Capital owns approximately 97% of INTECH.

Janus Capital pays INTECH a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the transfer agency agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital shall additionally reimburse or waive acquired fund fees and expenses related to exposure to India local market securities from investments in exchange-traded funds. Janus Capital has agreed to continue the waivers until at least November 1, 2016.

Expense
Fund	Limit (%)

INTECH Emerging Markets Managed Volatility Fund	1.08

If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the transfer agency agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping,

Janus Investment Fund | 25

Notes to Financial Statements (continued)

subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $580,523 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2015. The Fund’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2015 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2015 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $279,000 were paid by the Trust to a Trustee under the Deferred Plan during the period ended June 30, 2015.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated

26 | JUNE 30, 2015

money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2015 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. There were no upfront sales charges retained by Janus Distributors during the period ended June 30, 2015.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended June 30, 2015.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the period ended June 30, 2015.

As of June 30, 2015, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

	% of Class	% of Fund
Fund	Owned	Owned

INTECH Emerging Markets Managed Volatility Fund - Class A Shares	100%	8%
INTECH Emerging Markets Managed Volatility Fund - Class C Shares	100	3
INTECH Emerging Markets Managed Volatility Fund - Class D Shares	39	25
INTECH Emerging Markets Managed Volatility Fund - Class I Shares	34	5
INTECH Emerging Markets Managed Volatility Fund - Class S Shares	100	3
INTECH Emerging Markets Managed Volatility Fund - Class T Shares	93	8

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

4.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed		Loss Deferrals		Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Late-Year	Post-October	to Tax	Appreciation/
Fund	Income	Gains	Capital Losses	Ordinary Loss	Capital Loss	Differences	(Depreciation)

INTECH Emerging Markets Managed Volatility Fund	$27,155	$–	$–	$–	$–	$(61)	$(14,705)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2015 are noted below.

Janus Investment Fund | 27

Notes to Financial Statements (continued)

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

INTECH Emerging Markets Managed Volatility Fund	$2,130,216	$103,117	$(117,822)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

	Increase/(Decrease)	Increase/(Decrease) to Undistributed Net	Increase/(Decrease) to Undistributed Net
Fund	to Capital	Investment Income/Loss	Realized Gain/Loss

INTECH Emerging Markets Managed Volatility	$(56)	$975	$(919)

5.	Capital Share Transactions

INTECH Emerging Markets Managed Volatility Fund
For the period ended June 30	2015(1)

Transactions in Fund Shares – Class A Shares:
Shares sold	15,000
Reinvested dividends and distributions	–
Shares repurchased	–
Net Increase/(Decrease) in Fund Shares	15,000
Shares Outstanding, Beginning of Period	–
Shares Outstanding, End of Period	15,000
Transactions in Fund Shares – Class C Shares:
Shares sold	5,000
Reinvested dividends and distributions	–
Shares repurchased	–
Net Increase/(Decrease) in Fund Shares	5,000
Shares Outstanding, Beginning of Period	–
Shares Outstanding, End of Period	5,000
Transactions in Fund Shares – Class D Shares:
Shares sold	165,011
Reinvested dividends and distributions	–
Shares repurchased	(37,757)
Net Increase/(Decrease) in Fund Shares	127,254
Shares Outstanding, Beginning of Period	–
Shares Outstanding, End of Period	127,254
Transactions in Fund Shares – Class I Shares:
Shares sold	29,081
Reinvested dividends and distributions	–
Shares repurchased	(49)
Net Increase/(Decrease) in Fund Shares	29,032
Shares Outstanding, Beginning of Period	–
Shares Outstanding, End of Period	29,032

28 | JUNE 30, 2015

INTECH Emerging Markets Managed Volatility Fund
For the period ended June 30	2015(1)

Transactions in Fund Shares – Class S Shares:
Shares sold	5,000
Reinvested dividends and distributions	–
Shares repurchased	–
Net Increase/(Decrease) in Fund Shares	5,000
Shares Outstanding, Beginning of Period	–
Shares Outstanding, End of Period	5,000
Transactions in Fund Shares – Class T Shares:
Shares sold	16,514
Reinvested dividends and distributions	–
Shares repurchased	(369)
Net Increase/(Decrease) in Fund Shares	16,145
Shares Outstanding, Beginning of Period	–
Shares Outstanding, End of Period	16,145

(1)	Period from December 17, 2014 (inception date) through June 30, 2015.

6.	Purchases and Sales of Investment Securities

For the period ended June 30, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

INTECH Emerging Markets Managed Volatility Fund	$2,753,681	$676,441	$–	$–

7.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to June 30, 2015 and through the date of issuance of the Fund’s financial statements and determined that there were material events or transactions that would require recognition or disclosure in the Fund’s financial statements, as discussed below.

Taking into consideration certain factors, the fair value of Hanergy Thin Film Power Group, Ltd. has been adjusted in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the net asset value decreased by $0.08 per share and total returns decreased by 0.76% from those reflected for shareholder transactions. The Fund’s investment in this issuer exposes shareholders to positive and negative performance resulting from this and other events.

Janus Investment Fund | 29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders
of INTECH Emerging Markets Managed Volatility Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INTECH Emerging Markets Managed Volatility Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) at June 30, 2015, and the results of its operations, the changes in its net assets, and the financial highlights for the period December 17, 2014 (commencement of operations) through June 30, 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
August 13, 2015

30 | JUNE 30, 2015

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING

THE PERIOD

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), and none of whom is affiliated with Janus Capital or INTECH Investment Management LLC (“INTECH”), the investment adviser and subadviser, respectively, of INTECH Emerging Markets Managed Volatility Fund (the “New Fund”), met on November 5, 2014 to consider the proposed investment advisory agreement and subadvisory agreement for the New Fund. In the course of their consideration of those agreements, the Trustees met in executive session and were advised by their independent legal counsel. In this regard, prior to the meeting and at earlier meetings, the Trustees received and reviewed extensive information provided by Janus Capital and INTECH in response to requests of the Trustees and their counsel, and also considered information provided by their independent fee consultant. The Trustees also had been provided and had considered, and were in the process of considering, various data and information in connection with their annual consideration of the investment advisory agreements in place with Janus Capital, and certain of that data was relevant to their consideration of the proposed agreement with Janus Capital for the New Fund. Based on their evaluation of information available to them, the Trustees unanimously approved the investment advisory agreement and subadvisory agreement for the New Fund for an initial term through February 2016, subject to earlier termination as provided for in each agreement.

In considering the agreements and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent, and quality of the services to be provided by Janus Capital and INTECH, taking into account the investment objective and strategy of the New Fund. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and INTECH that will be providing investment and risk management services to the New Fund. The Trustees also considered other services provided to the New Fund by Janus Capital, and the involvement of INTECH in trade executions and the broker selection process. The Trustees considered Janus Capital’s role as administrator to the New Fund, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of each of Janus Capital and INTECH in monitoring adherence to the New Fund’s investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the New Fund and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent, and quality of the services to be provided by Janus Capital and INTECH were appropriate and consistent with the terms of the proposed investment advisory agreement and subadvisory agreement. They also concluded that each of Janus Capital and INTECH had sufficient personnel, with the appropriate education and experience, to serve the New Fund effectively.

Costs of Services Provided
The Trustees noted the information regarding the proposed fees and expenses of the New Fund in comparison to similar information for other comparable funds. The Trustees noted that they had previously reviewed, and were in the process of reviewing, management fees charged by Janus Capital and INTECH to their separate account clients and to non-affiliated funds subadvised by Janus Capital (for which Janus Capital provides only portfolio management services). The Trustees noted servicing that is provided by Janus Capital for the New Fund relative to those other clients, including

Janus Investment Fund | 31

Additional Information (unaudited) (continued)

regulatory compliance and administration services, and that, in serving the New Fund, Janus Capital assumes many legal risks that it does not assume in servicing its other clients.

The Trustees concluded that the proposed advisory fee paid by the New Fund and the proposed subadvisory fee payable by Janus Capital to INTECH was reasonable in relation to the nature, extent and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and INTECH charges to other clients, and the expense limitation agreement agreed to by Janus Capital, including additional fees waived related to the New Fund’s investments in an iShares ETF to gain exposure to India.

Economies of Scale
The Trustees considered information about the potential for Janus Capital and INTECH to realize economies of scale as the assets of the New Fund increases. The Trustees noted that the proposed annual advisory fee rate, which included the potential breakpoints as assets increased, provided the opportunity for shareholders to share the benefits of any economies of scale that may be present. The Trustees also noted that the New Fund is part of the overall Janus funds complex, which means, among other things, that the New Fund shares directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus funds.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital, INTECH, and their affiliates from their relationships with the New Fund. They recognized that two affiliates of Janus Capital separately serve the New Fund as transfer agent and distributor, respectively. The Trustees also concluded that, other than the services provided by Janus Capital, and its affiliates pursuant to the agreements and the fees to be paid by the New Fund therefor, the New Fund, Janus Capital, and INTECH may potentially benefit from their relationship with each other in other ways. They further concluded that success of the New Fund could attract other business to Janus Capital, INTECH, or other Funds, and that the success of Janus Capital and INTECH could enhance Janus Capital’s and INTECH’s ability to serve the New Fund. After full consideration of the above factors, as well as other factors, the Trustees, all of whom are independent Trustees, determined to approve the agreements for the New Fund.

32 | JUNE 30, 2015

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2015. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will

Janus Investment Fund | 33

Useful Information About Your Fund Report (unaudited) (continued)

notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or

34 | JUNE 30, 2015

investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund | 35

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the period ended June 30, 2015:

Foreign Taxes Paid and Foreign Source Income

Fund	Foreign Taxes Paid	Foreign Source Income

INTECH Emerging Markets Managed Volatility Fund	$2,956	$24,979

Dividends Received Deduction Percentage

Fund

INTECH Emerging Markets Volatility Fund	100%

Qualified Dividend Income Percentage

Fund

INTECH Emerging Markets Volatility Fund	100%

36 | JUNE 30, 2015

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 61 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Chief Executive Officer, Imprint Capital (impact investment firm) (since 2013), and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	61	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Janus Investment Fund | 37

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

					Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Managing Director, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	61	Director of MotiveQuest LLC (strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	61	Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

38 | JUNE 30, 2015

TRUSTEES (continued)

					Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	61	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	61	None

Janus Investment Fund | 39

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	61	Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

Trustee Consultant

Raudline Etienne* 151 Detroit Street Denver, CO 80206 DOB: 1965	Consultant	6/14-Present	Senior Vice President, Albright Stonebridge Group LLC (global strategy firm) (since 2011). Formerly, Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	N/A	Director of Brightwood Capital Advisors, LLC (since 2014).

*  Raudline Etienne was appointed consultant to the Trustees effective June 2, 2014. Shareholders of the Janus Funds are expected to be asked to elect Ms. Etienne as a Trustee at a future shareholder meeting.

40 | JUNE 30, 2015

OFFICERS

Principal Occupations During the
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Past Five Years

Stephanie Grauerholz 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, Vice President and Assistant Secretary of Janus Distributors LLC, and Vice President of Janus Services LLC (since 2015).

Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present	President of Janus Capital Group Inc. and Janus Capital Management LLC (since 2013); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013), and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund | 41

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0815-94032	125-02-93012 08-15

annual report
June 30, 2015

INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund)

Janus Investment Fund

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            INTECH Global Income Managed Volatility Fund

INTECH Global Income Managed Volatility Fund (unaudited)

FUND SNAPSHOT INTECH’s active approach focuses on adding value by selecting stocks with unique volatility characteristics and low correlations to one another.	Managed by INTECH Investment Management LLC

PERFORMANCE OVERVIEW

For the 12-month period ended June 30, 2015, INTECH Global Income Managed Volatility Fund’s Class I Shares returned -5.49%. This compares to the 1.43% return posted by the MSCI World Index, the Fund’s primary benchmark, and a -5.73% return for its secondary benchmark, the MSCI World High Dividend Yield Index.

INVESTMENT STRATEGY

INTECH’s mathematical investment process is designed to determine potentially more efficient equity weightings of the securities in the benchmark index, utilizing a specific mathematical optimization and disciplined rebalancing routine. Rather than trying to predict the future direction of stock prices, the process seeks to use the volatility and correlation characteristics of stocks to construct portfolios.

Effective December 17, 2014, both the name and principal investment strategy of the INTECH Global Dividend Fund changed to reflect a “managed volatility” approach. We believe this change to the Fund’s investment strategy will provide shareholders with a smoother way to participate in equity market growth by managing downside exposure, potentially allowing for returns to compound and improve risk-adjusted returns over time.

The investment process begins with the stocks in the MSCI World High Dividend Yield Index. INTECH’s investment process aims to capture stocks’ natural volatility through a rebalancing mechanism based on estimates of relative volatility and correlation in order to outperform the benchmark index over the long term. Within specific risk constraints, the investment process will tend to favor stocks with higher relative volatility and lower correlation as they offer more potential to capture volatility through periodic rebalancing. Once the target proportions are determined and the portfolio is constructed, it is then rebalanced to those target proportions and re-optimized on a periodic basis. The previous INTECH Global Dividend Fund strategy focused on seeking an excess return above the benchmark while minimizing tracking error, a strategy designed to manage the relative risk of the portfolio. The new INTECH Global Income Managed Volatility Fund focuses on seeking an excess return above the benchmark, while also reducing or managing the Fund’s standard deviation depending on the market conditions, a strategy designed to manage the absolute risk of the portfolio.

PERFORMANCE REVIEW

The global developed equity markets as measured by the MSCI World Index posted a return of 1.43% for the 12-month period ended June 30, 2015. The MSCI World High Dividend Yield Index was down by -5.73% over the period. INTECH Global Income Managed Volatility Fund outperformed the MSCI World High Dividend Yield Index over the period and generated a return of -5.49%.

An overall increase in market diversity over the past 12 months reflected a change in the distribution of capital, in which smaller-cap stocks outperformed larger-cap stocks on average. INTECH Global Income Managed Volatility Fund, which tends to overweight smaller-cap stocks as they provide more relative volatility capture potential, benefited from the overall increase in market diversity over the period. However, the Fund was negatively impacted by security selection, which is a residual of the investment process, during the period.

The Fund’s active sector positioning tends to vary over time and is a function of the volatility and correlation characteristics of the underlying stocks. During the period, an average overweight allocation to the utilities sector and average underweight allocation to the health care sector detracted from the Fund’s excess return. However, favorable security selection offset adverse sector positioning and contributed to the Fund’s relative performance during the period, especially within the health care and consumer staples sectors.

OUTLOOK

Because INTECH does not conduct traditional economic or fundamental analysis, INTECH has no view on individual stocks, sectors, economic, or market conditions.

We believe that the change to the Fund’s investment objective should provide a smoother path to participate in equity-market growth. Managing downside exposure potentially allows for returns to compound and improve risk-adjusted returns over time. Over the long term, we believe that by reducing risk when market volatility increases and behaving like a core equity fund when

Janus Investment Fund | 1

INTECH Global Income Managed Volatility Fund (unaudited)

market volatility is low, the Fund will achieve its investment objective of producing an excess return over the benchmark with lower absolute risk. Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk management remaining the hallmark of our investment process. As INTECH’s ongoing research efforts yield modest improvements, we will continue implementing changes that we believe are likely to improve the long-term results for our fund shareholders.

Thank you for your investment in INTECH Global Income Managed Volatility Fund.

2 | JUNE 30, 2015

(unaudited)

INTECH Global Income Managed Volatility Fund At A Glance

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2015

Reynolds American, Inc. Tobacco	7.0%
CLP Holdings, Ltd. Electric Utilities	5.1%
Kimberly-Clark Corp. Household Products	4.7%
Consolidated Edison, Inc. Multi-Utilities	4.7%
Power Assets Holdings, Ltd. Electric Utilities	4.5%

26.0%

Asset Allocation – (% of Net Assets)
As of June 30, 2015

*Includes Other of (0.2)%.

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2015

As of June 30, 2014

Janus Investment Fund | 3

INTECH Global Income Managed Volatility Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2015			Expense Ratios – per the October 28, 2014 prospectuses
	One	Since	Total Annual Fund	Net Annual Fund
	Year	Inception*	Operating Expenses	Operating Expenses

INTECH Global Income Managed Volatility Fund – A Shares

NAV	–5.79%	9.96%	1.96%	0.83%

MOP	–11.20%	8.14%

INTECH Global Income Managed Volatility Fund – C Shares

NAV	–6.51%	9.13%	2.70%	1.59%

CDSC	–7.39%	9.13%

INTECH Global Income Managed Volatility Fund – D Shares(1)	–5.62%	10.04%	1.78%	0.66%

INTECH Global Income Managed Volatility Fund – I Shares	–5.49%	10.26%	1.67%	0.53%

INTECH Global Income Managed Volatility Fund – S Shares	–5.93%	9.93%	2.13%	1.02%

INTECH Global Income Managed Volatility Fund – T Shares	–5.70%	10.04%	1.83%	0.76%

MSCI World IndexSM	1.43%	14.91%

MSCI World High Dividend Yield Index	–5.73%	10.99%

Morningstar Quartile – Class I Shares	4th	4th

Morningstar Ranking – based on total returns for World Stock Funds	1,126/1,264	871/976

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2015.

See important disclosures on the next page.

4 | JUNE 30, 2015

(unaudited)

INTECH’s focus on managed volatility may keep the Fund from achieving excess returns over its index. The strategy may underperform during certain periods of up markets, and may not achieve the desired level of protection in down markets.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility, lower liquidity and differing financial and information reporting standards, all of which are magnified in emerging markets.

Until three years from inception, Janus Capital may recover expenses previously waived or reimbursed if the expense ratio falls below certain limits.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Tracking Error is a divergence between the price behavior of a position or portfolio and the price behavior of a benchmark. Standard deviation measures historical volatility. Higher standard deviation implies greater volatility.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2015 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

The weighting of securities within the Fund’s portfolio may differ significantly from the weightings within the index. The index is unmanaged and not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

Effective December 17, 2014, INTECH Global Dividend Fund changed its name to INTECH Global Income Managed Volatility Fund.

*	The Fund’s inception date – December 15, 2011
(1)	Closed to certain new investors.

Janus Investment Fund | 5

INTECH Global Income Managed Volatility Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/15)	(6/30/15)	(1/1/15 - 6/30/15)†	(1/1/15)	(6/30/15)	(1/1/15 - 6/30/15)†	(1/1/15 - 6/30/15)

Class A Shares	$1,000.00	$1,016.60	$4.20	$1,000.00	$1,020.63	$4.21	0.84%

Class C Shares	$1,000.00	$1,012.80	$8.03	$1,000.00	$1,016.81	$8.05	1.61%

Class D Shares	$1,000.00	$1,017.50	$3.30	$1,000.00	$1,021.52	$3.31	0.66%

Class I Shares	$1,000.00	$1,018.10	$2.70	$1,000.00	$1,022.12	$2.71	0.54%

Class S Shares	$1,000.00	$1,016.00	$4.90	$1,000.00	$1,019.93	$4.91	0.98%

Class T Shares	$1,000.00	$1,017.10	$3.75	$1,000.00	$1,021.08	$3.76	0.75%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6 | JUNE 30, 2015

INTECH Global Income Managed Volatility Fund

Schedule of Investments

As of June 30, 2015

Shares		Value
Common Stocks – 98.8%
Aerospace & Defense – 2.5%
349	BAE Systems PLC	$2,474
631	Cobham PLC	2,607
2,300	Lockheed Martin Corp.	427,570

		432,651
Auto Components – 0%
42	Nokian Renkaat Oyj	1,316
Automobiles – 0%
100	Daihatsu Motor Co., Ltd.	1,424
100	General Motors Co.	3,333

		4,757
Capital Markets – 0.3%
1,800	CI Financial Corp.	48,430
276	ICAP PLC	2,296
200	IGM Financial, Inc.	6,371

		57,097
Chemicals – 0.1%
100	EI du Pont de Nemours & Co.	6,395
43	Koninklijke DSM NV	2,493
126	Orica, Ltd.	2,068

		10,956
Commercial Banks – 3.0%
14,400	Bank of East Asia, Ltd.	62,978
800	Bank of Montreal	47,412
11,500	BOC Hong Kong Holdings, Ltd.	47,921
900	Canadian Imperial Bank of Commerce	66,383
1,400	DBS Group Holdings, Ltd.	21,512
13,900	Hang Seng Bank, Ltd.	271,677
200	Royal Bank of Canada	12,232

		530,115
Commercial Services & Supplies – 0.2%
195	Brambles, Ltd.	1,594
10,012	G4S PLC	42,248

		43,842
Communications Equipment – 0%
200	Cisco Systems, Inc.	5,492
124	Telefonaktiebolaget LM Ericsson – Class B	1,286

		6,778
Construction & Engineering – 0%
20	Boskalis Westminster NV	979
Construction Materials – 0%
248	Fletcher Building, Ltd.	1,364
Containers & Packaging – 1.0%
16,011	Amcor, Ltd.	169,455
146	Rexam PLC	1,266

		170,721
Diversified Consumer Services – 1.6%
300	Benesse Holdings, Inc.	7,526
9,000	H&R Block, Inc.	266,850

		274,376
Diversified Financial Services – 0.2%
100	CME Group, Inc.	9,306
29	Deutsche Boerse AG	2,400
3,000	Singapore Exchange, Ltd.	17,445

		29,151
Diversified Telecommunication Services – 3.6%
1,500	AT&T, Inc.	53,280
2,177	BCE, Inc.	92,498
1,906	Elisa Oyj	60,403
9,000	HKT Trust & HKT, Ltd.	10,589
584	Inmarsat PLC	8,400
382,000	PCCW, Ltd.	228,176
5,000	Singapore Telecommunications, Ltd.	15,633
174	Swisscom AG	97,546
3,815	TDC A/S	27,979
9,025	Telstra Corp., Ltd.	42,746

		637,250
Electric Utilities – 21.4%
52,000	Cheung Kong Infrastructure Holdings, Ltd.	403,855
105,500	CLP Holdings, Ltd.	896,940
18,147	Contact Energy, Ltd.	61,587
1,566	Duke Energy Corp.	110,591
1,500	Entergy Corp.	105,750
1,162	Eversource Energy	52,766
144	Fortum Oyj	2,559
700	NextEra Energy, Inc.	68,621
300	Pepco Holdings, Inc.	8,082
86,000	Power Assets Holdings, Ltd.	784,410
9,000	PPL Corp.	265,230
822	Red Electrica Corp. SA	65,862
18,500	Southern Co.	775,150
1,739	SSE PLC	41,963
11,266	Terna Rete Elettrica Nazionale SpA	49,781
2,100	Xcel Energy, Inc.	67,578

		3,760,725
Energy Equipment & Services – 0.1%
70	Petrofac, Ltd.	1,018
215	Technip SA	13,306
778	WorleyParsons, Ltd.	6,247

		20,571
Food & Staples Retailing – 2.8%
33	ICA Gruppen AB	1,171
329	J Sainsbury PLC	1,371
5,700	Lawson, Inc.	390,341
900	Sysco Corp.	32,490
3,667	Woolworths, Ltd.	76,263

		501,636
Food Products – 2.9%
400	Campbell Soup Co.	19,060
3,700	General Mills, Inc.	206,164
4,100	Kellogg Co.	257,070
2,588	Tate & Lyle PLC	21,121

		503,415
Gas Utilities – 0.4%
14,329	Snam SpA	68,171
Health Care Equipment & Supplies – 0.1%
297	Cochlear, Ltd.	18,363

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 7

INTECH Global Income Managed Volatility Fund

Schedule of Investments

As of June 30, 2015

Shares		Value
Health Care Providers & Services – 2.1%
22,305	Sonic Healthcare, Ltd.	$367,695
Hotels, Restaurants & Leisure – 3.4%
61	Flight Centre Travel Group, Ltd.	1,605
6,200	McDonald’s Corp.	589,434
368	Tatts Group, Ltd.	1,056
288	William Hill PLC	1,824

		593,919
Household Durables – 0.5%
2,100	Garmin, Ltd.	92,253
132	Husqvarna AB – Class B	995
100	Sekisui House, Ltd.	1,589

		94,837
Household Products – 7.2%
4,200	Clorox Co.	436,884
7,800	Kimberly-Clark Corp.	826,566

		1,263,450
Industrial Conglomerates – 1.9%
8,000	Keppel Corp., Ltd.	48,838
148,000	NWS Holdings, Ltd.	214,230
22,200	Sembcorp Industries, Ltd.	64,135

		327,203
Information Technology Services – 0%
100	Paychex, Inc.	4,688
Insurance – 1.5%
3,033	Admiral Group PLC	66,088
31,417	Direct Line Insurance Group PLC	165,737
400	Great-West Lifeco, Inc.	11,647
387	SCOR SE	13,651
531	Tryg A/S	11,071

		268,194
Leisure Products – 0.3%
500	Hasbro, Inc.	37,395
700	Mattel, Inc.	17,983

		55,378
Machinery – 0.3%
66	Metso Oyj	1,813
107	Sandvik AB	1,184
10,700	Sembcorp Marine, Ltd.	22,568
38	SKF AB – Class B	867
12	Sulzer AG	1,234
18,100	Yangzijiang Shipbuilding Holdings, Ltd.	19,021

		46,687
Marine – 0.5%
716	Kuehne + Nagel International AG	95,063
Media – 5.0%
3	Axel Springer SE	158
2,520	Eutelsat Communications SA	81,322
245	ITV PLC	1,013
7,533	SES SA (FDR)	253,045
10,500	Shaw Communications, Inc. – Class B	228,700
600	Singapore Press Holdings, Ltd.	1,818
19,206	Sky PLC	312,889

		878,945
Metals & Mining – 0%
81	Anglo American PLC	1,169
28	Rio Tinto, Ltd.	1,161
600	Teck Resources, Ltd. – Class B	5,948

		8,278
Multi-Utilities – 13.0%
100	Alliant Energy Corp.	5,772
1,400	CMS Energy Corp.	44,576
14,200	Consolidated Edison, Inc.	821,896
1,100	DTE Energy Co.	82,104
5,191	National Grid PLC	66,643
15,300	PG&E Corp.	751,230
2,800	Public Service Enterprise Group, Inc.	109,984
1,200	SCANA Corp.	60,780
2,100	Sempra Energy	207,774
3,251	WEC Energy Group, Inc.	146,197

		2,296,956
Oil, Gas & Consumable Fuels – 0.4%
200	ARC Resources, Ltd.	3,427
100	Cenovus Energy, Inc.	1,599
200	ConocoPhillips	12,282
400	Exxon Mobil Corp.	33,280
800	Husky Energy, Inc.	15,304
40	OMV AG	1,101
200	Vermilion Energy, Inc.	8,640
48	Woodside Petroleum, Ltd.	1,268

		76,901
Pharmaceuticals – 3.3%
400	Daiichi Sankyo Co., Ltd.	7,401
300	Eli Lilly & Co.	25,047
100	Johnson & Johnson	9,746
4,100	Merck & Co., Inc.	233,413
586	Novartis AG	57,772
37	Orion Oyj – Class B	1,294
800	Pfizer, Inc.	26,824
4	Roche Holding AG	1,121
8	Sanofi	787
4,400	Takeda Pharmaceutical Co., Ltd.	212,539

		575,944
Real Estate Management & Development – 4.6%
4,300	Daito Trust Construction Co., Ltd.	445,567
1,000	Hang Lung Properties, Ltd.	2,974
2,000	Hysan Development Co., Ltd.	8,669
4,000	Sun Hung Kai Properties, Ltd.	64,815
11,000	Swire Pacific, Ltd. – Class A	138,293
1,947	Swiss Prime Site AG*	147,790

		808,108
Road & Rail – 0.6%
43,600	ComfortDelGro Corp., Ltd.	101,350
Semiconductor & Semiconductor Equipment – 0.2%
1,000	Maxim Integrated Products, Inc.	34,575
Specialty Retail – 0.1%
100	GameStop Corp. – Class A#	4,296
576	Kingfisher PLC	3,143
1,200	Staples, Inc.	18,372

		25,811

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | JUNE 30, 2015

Schedule of Investments

As of June 30, 2015

Shares		Value
Technology Hardware, Storage & Peripherals – 0.8%
1,400	Canon, Inc.	$45,563
1,900	Seagate Technology PLC	90,250

		135,813
Textiles, Apparel & Luxury Goods – 1.4%
1,900	Coach, Inc.	65,759
573	Hugo Boss AG	64,032
60,000	Li & Fung, Ltd.	47,605
19,000	Yue Yuen Industrial Holdings, Ltd.	63,609

		241,005
Tobacco – 7.3%
800	Altria Group, Inc.	39,128
16,581	Reynolds American, Inc.	1,237,937

		1,277,065
Trading Companies & Distributors – 0.1%
100	ITOCHU Corp.	1,321
1,500	Marubeni Corp.	8,609
100	Mitsui & Co., Ltd.	1,358
857	Rexel SA	13,814
100	Sumitomo Corp.	1,164

		26,266
Transportation Infrastructure – 1.5%
77,865	Auckland International Airport, Ltd.	260,301
Wireless Telecommunication Services – 2.6%
28	Millicom International Cellular SA (SDR)	2,067
7,000	NTT DOCOMO, Inc.	134,085
4,700	Rogers Communications, Inc. – Class B	166,728
54,600	StarHub, Ltd.	160,171

		463,051

Total Common Stocks (cost $17,582,001)		17,401,717
Preferred Stocks – 0%
Media – 0%
30	ProSiebenSat.1 Media AG (cost $1,487)	1,481
Investment Companies – 1.4%
Investments Purchased with Cash Collateral from Securities Lending – 0%
3,063	Janus Cash Collateral Fund LLC, 0.1304%°°,£	3,063
Money Markets – 1.4%
235,033	Janus Cash Liquidity Fund LLC, 0.1291%°°,£	235,033

Total Investment Companies (cost $238,096)		238,096
Total Investments (total cost $17,821,584) – 100.2%		17,641,294

Liabilities, net of Cash, Receivables and Other Assets – (0.2)%		(37,623)

Net Assets – 100%		$17,603,671

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States	$9,045,299	51.3%
Hong Kong	3,198,820	18.1
Japan	1,258,487	7.1
Australia	749,947	4.2
United Kingdom	744,431	4.2
Canada	715,319	4.1
Singapore	472,491	2.7
Switzerland	400,526	2.3
France	375,925	2.1
New Zealand	261,665	1.5
Italy	117,952	0.7
Germany	68,071	0.4
Finland	67,385	0.4
Spain	65,862	0.4
China	47,921	0.3
Denmark	39,050	0.2
Sweden	7,570	0.0
Netherlands	3,472	0.0
Austria	1,101	0.0

Total	$17,641,294	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 9

Notes to Schedule of Investments and Other Information

MSCI World High Dividend Yield Index	An index designed to reflect the performance of the high dividend yield securities contained within the broader MSCI World IndexSM. The index includes large and mid cap stocks from developed markets across the Americas, Asia-Pacific and Europe.

MSCI World IndexSM	A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

FDR	Fixed Depositary Receipt

LLC	Limited Liability Company

PLC	Public Limited Company

SDR	Swedish Depositary Receipt

*	Non-income producing security.

°°	Rate shown is the 7-day yield as of June 30, 2015.

#	Loaned security; a portion of the security is on loan at June 30, 2015.

£	The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended June 30, 2015. Unless otherwise indicated, all information in the table is for the year ended June 30, 2015.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/14	Purchases	Sales	at 6/30/15	Gain/(Loss)	Income	at 6/30/15

INTECH Global Income Managed Volatility Fund
Janus Cash Collateral Fund LLC	422,686	2,526,642	(2,946,265)	3,063	$–	$2,652(1)	$ 3,063
Janus Cash Liquidity Fund LLC	236,030	14,753,145	(14,754,142)	235,033	–	287	235,033

Total					$–	$ 2,939	$238,096

(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2015. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2015)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

INTECH Global Income Managed Volatility Fund
Assets
Investments in Securities:
Common Stocks	$17,401,717	$ –	$–

Preferred Stocks	–	1,481	–

Investment Companies	–	238,096	–

Total Assets	$17,401,717	$239,577	$–

10 | JUNE 30, 2015

Statement of Assets and Liabilities

As of June 30, 2015	INTECH Global Income Managed Volatility Fund(1)

Assets:
Investments, at cost	$17,821,584
Unaffiliated investments, at value(2)	$17,403,198
Affiliated investments, at value	238,096
Cash	7,780
Cash denominated in foreign currency(3)	84
Non-interested Trustees’ deferred compensation	352
Receivables:
Fund shares sold	1,488
Dividends	55,225
Dividends from affiliates	58
Foreign dividend tax reclaim	12,513
Due from adviser	16,019
Other assets	48
Total Assets	17,734,861
Liabilities:
Collateral for securities loaned (Note 2)	3,063
Payables:
Investments purchased	55,301
Fund shares repurchased	5,395
Dividends	1,089
Advisory fees	8,073
Fund administration fees	140
Transfer agent fees and expenses	3,794
12b-1 Distribution and shareholder servicing fees	1,596
Non-interested Trustees’ fees and expenses	116
Non-interested Trustees’ deferred compensation fees	352
Accrued expenses and other payables	52,271
Total Liabilities	131,190
Net Assets	$17,603,671

See footnotes at the end of the Statement.

See Notes to Financial Statements.

Janus Investment Fund | 11

Statement of Assets and Liabilities  (continued)

As of June 30, 2015	INTECH Global Income Managed Volatility Fund(1)

Net Assets Consist of:
Capital (par value and paid-in surplus)	$17,484,921
Undistributed net investment income/(loss)	40,886
Undistributed net realized gain/(loss) from investments and foreign currency transactions	259,194
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(181,330)
Total Net Assets	$17,603,671
Net Assets - Class A Shares	$2,815,770
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	245,935
Net Asset Value Per Share(4)	$11.45
Maximum Offering Price Per Share(5)	$12.15
Net Assets - Class C Shares	$1,160,884
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	101,897
Net Asset Value Per Share(4)	$11.39
Net Assets - Class D Shares	$7,265,466
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	636,038
Net Asset Value Per Share	$11.42
Net Assets - Class I Shares	$2,595,820
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	226,244
Net Asset Value Per Share	$11.47
Net Assets - Class S Shares	$163,220
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	14,281
Net Asset Value Per Share	$11.43
Net Assets - Class T Shares	$3,602,511
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	314,913
Net Asset Value Per Share	$11.44

(1)	Formerly named INTECH Global Dividend Fund.
(2)	Includes $2,994 of securities on loan. See Note 2 in Notes to Financial Statements.
(3)	Includes cost of $84.
(4)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(5)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

12 | JUNE 30, 2015

Statement of Operations

For the year ended June 30, 2015	INTECH Global Income Managed Volatility Fund(1)

Investment Income:
Affiliated securities lending income, net	$2,652
Dividends	686,561
Dividends from affiliates	287
Other income	129
Foreign tax withheld	(24,350)
Total Investment Income	665,279
Expenses:
Advisory fees	100,886
12b-1 Distribution and shareholder servicing fees:
Class A Shares	9,473
Class C Shares	11,359
Class S Shares	416
Transfer agent administrative fees and expenses:
Class D Shares	9,283
Class S Shares	416
Class T Shares	7,868
Transfer agent networking and omnibus fees:
Class A Shares	2,647
Class C Shares	973
Class I Shares	722
Other transfer agent fees and expenses:
Class A Shares	588
Class C Shares	322
Class D Shares	3,103
Class I Shares	180
Class T Shares	228
Shareholder reports expense	25,921
Registration fees	87,693
Custodian fees	18,701
Professional fees	56,349
Non-interested Trustees’ fees and expenses	423
Fund administration fees	1,654
Other expenses	10,881
Total Expenses	350,086
Less: Excess Expense Reimbursement	(210,771)
Net Expenses	139,315
Net Investment Income/(Loss)	525,964
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	379,893
Total Net Realized Gain/(Loss) on Investments	379,893
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(2,126,913)
Total Change in Unrealized Net Appreciation/Depreciation	(2,126,913)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(1,221,056)

(1)	Formerly named INTECH Global Dividend Fund.

See Notes to Financial Statements.

Janus Investment Fund | 13

Statements of Changes in Net Assets

	INTECH Global
	Income Managed Volatility Fund(1)
For each year ended June 30	2015	2014

Operations:
Net investment income/(loss)	$525,964	$661,043
Net realized gain/(loss) on investments	379,893	526,930
Change in unrealized net appreciation/depreciation	(2,126,913)	1,590,172
Net Increase/(Decrease) in Net Assets Resulting from Operations	(1,221,056)	2,778,145
Dividends and Distributions to Shareholders:
Net Investment Income
Class A Shares	(140,804)	(172,102)
Class C Shares	(33,845)	(17,926)
Class D Shares	(300,902)	(230,860)
Class I Shares	(94,121)	(69,242)
Class S Shares	(5,904)	(7,122)
Class T Shares	(119,202)	(34,263)
Net Realized Gain from Investment Transactions
Class A Shares	(87,688)	(259,588)
Class C Shares	(30,899)	(23,953)
Class D Shares	(198,183)	(313,405)
Class I Shares	(59,895)	(99,248)
Class S Shares	(4,215)	(6,926)
Class T Shares	(79,471)	(27,470)
Net Decrease from Dividends and Distributions to Shareholders	(1,155,129)	(1,262,105)
Capital Share Transactions:
Shares Sold
Class A Shares	999,502	5,027,024
Class C Shares	590,406	695,512
Class D Shares	3,340,857	5,245,879
Class I Shares	1,038,425	609,343
Class S Shares	37	25,000
Class T Shares	2,573,000	1,820,891
Reinvested Dividends and Distributions
Class A Shares	222,211	431,063
Class C Shares	63,956	41,588
Class D Shares	477,286	541,457
Class I Shares	154,016	168,195
Class S Shares	10,119	14,048
Class T Shares	198,465	60,976
Shares Repurchased
Class A Shares	(4,142,525)	(1,217,666)
Class C Shares	(357,164)	(306,624)
Class D Shares	(4,251,160)	(2,464,694)
Class I Shares	(311,774)	(546,853)
Class S Shares	–	(183,600)
Class T Shares	(981,623)	(414,240)
Net Increase/(Decrease) from Capital Share Transactions	(375,966)	9,547,299
Net Increase/(Decrease) in Net Assets	(2,752,151)	11,063,339
Net Assets:
Beginning of period	20,355,822	9,292,483
End of period	$17,603,671	$20,355,822

Undistributed Net Investment Income/(Loss)	$40,886	$210,976

(1)	Formerly named INTECH Global Dividend Fund.

See Notes to Financial Statements.

14 | JUNE 30, 2015

Financial Highlights

Class A Shares

	INTECH Global Income Managed Volatility Fund(1)
For a share outstanding during each year or period ended June 30	2015	2014	2013	2012(2)

Net Asset Value, Beginning of Period	$12.95	$11.60	$10.40	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.33(3)	0.57(3)	0.35	0.22
Net realized and unrealized gain/(loss)	(1.08)	1.86	1.24	0.35
Total from Investment Operations	(0.75)	2.43	1.59	0.57
Less Dividends and Distributions:
Dividends (from net investment income)	(0.44)	(0.43)	(0.39)	(0.17)
Distributions (from capital gains)	(0.31)	(0.65)	–	–
Total Dividends and Distributions	(0.75)	(1.08)	(0.39)	(0.17)
Net Asset Value, End of Period	$11.45	$12.95	$11.60	$10.40
Total Return*	(5.79)%	21.79%	15.41%	5.70%
Net Assets, End of Period (in thousands)	$2,816	$6,300	$1,625	$931
Average Net Assets for the Period (in thousands)	$3,789	$4,861	$996	$881
Ratios to Average Net Assets:
Ratio of Gross Expenses**	1.90%	1.96%	2.69%	5.56%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	0.84%	0.81%	0.76%	1.02%
Ratio of Net Investment Income/(Loss)**	2.74%	4.62%	3.18%	4.01%
Portfolio Turnover Rate	125%	51%	116%	24%

Class C Shares

	INTECH Global Income Managed Volatility Fund(1)
For a share outstanding during each year or period ended June 30	2015	2014	2013	2012(2)

Net Asset Value, Beginning of Period	$12.89	$11.56	$10.37	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.24(3)	0.45(3)	0.27	0.19
Net realized and unrealized gain/(loss)	(1.07)	1.87	1.22	0.35
Total from Investment Operations	(0.83)	2.32	1.49	0.54
Less Dividends and Distributions:
Dividends (from net investment income)	(0.36)	(0.34)	(0.30)	(0.17)
Distributions (from capital gains)	(0.31)	(0.65)	–	–
Total Dividends and Distributions	(0.67)	(0.99)	(0.30)	(0.17)
Net Asset Value, End of Period	$11.39	$12.89	$11.56	$10.37
Total Return*	(6.51)%	20.83%	14.50%	5.36%
Net Assets, End of Period (in thousands)	$1,161	$999	$489	$940
Average Net Assets for the Period (in thousands)	$1,136	$613	$793	$900
Ratios to Average Net Assets:
Ratio of Gross Expenses**	2.72%	2.70%	3.50%	6.25%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	1.61%	1.57%	1.51%	1.70%
Ratio of Net Investment Income/(Loss)**	2.03%	3.63%	2.26%	3.37%
Portfolio Turnover Rate	125%	51%	116%	24%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Formerly named INTECH Global Dividend Fund.
(2)	Period from December 15, 2011 (inception date) through June 30, 2012.
(3)	Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund | 15

Financial Highlights  (continued)

Class D Shares

	INTECH Global Income Managed Volatility Fund(1)
For a share outstanding during each year or period ended June 30	2015	2014	2013	2012(2)

Net Asset Value, Beginning of Period	$12.92	$11.58	$10.39	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.35(3)	0.56(3)	0.42	0.21
Net realized and unrealized gain/(loss)	(1.07)	1.88	1.17	0.35
Total from Investment Operations	(0.72)	2.44	1.59	0.56
Less Dividends and Distributions:
Dividends (from net investment income)	(0.47)	(0.45)	(0.40)	(0.17)
Distributions (from capital gains)	(0.31)	(0.65)	–	–
Total Dividends and Distributions	(0.78)	(1.10)	(0.40)	(0.17)
Net Asset Value, End of Period	$11.42	$12.92	$11.58	$10.39
Total Return*	(5.62)%	21.92%	15.49%	5.60%
Net Assets, End of Period (in thousands)	$7,265	$8,689	$4,706	$2,124
Average Net Assets for the Period (in thousands)	$7,736	$6,297	$3,161	$1,727
Ratios to Average Net Assets:
Ratio of Gross Expenses**	1.89%	1.78%	2.57%	5.98%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	0.66%	0.66%	0.67%	1.32%
Ratio of Net Investment Income/(Loss)**	2.95%	4.51%	3.91%	4.09%
Portfolio Turnover Rate	125%	51%	116%	24%

Class I Shares

	INTECH Global Income Managed Volatility Fund(1)
For a share outstanding during each year or period ended June 30	2015	2014	2013	2012(2)

Net Asset Value, Beginning of Period	$12.97	$11.62	$10.42	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.37(3)	0.56(3)	0.46	0.23
Net realized and unrealized gain/(loss)	(1.08)	1.90	1.15	0.36
Total from Investment Operations	(0.71)	2.46	1.61	0.59
Less Dividends and Distributions:
Dividends (from net investment income)	(0.48)	(0.46)	(0.41)	(0.17)
Distributions (from capital gains)	(0.31)	(0.65)	–	–
Total Dividends and Distributions	(0.79)	(1.11)	(0.41)	(0.17)
Net Asset Value, End of Period	$11.47	$12.97	$11.62	$10.42
Total Return*	(5.49)%	22.09%	15.66%	5.90%
Net Assets, End of Period (in thousands)	$2,596	$1,995	$1,571	$1,897
Average Net Assets for the Period (in thousands)	$2,369	$1,855	$1,927	$1,542
Ratios to Average Net Assets:
Ratio of Gross Expenses**	1.65%	1.67%	2.45%	5.07%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	0.54%	0.52%	0.51%	0.75%
Ratio of Net Investment Income/(Loss)**	3.12%	4.54%	3.63%	4.64%
Portfolio Turnover Rate	125%	51%	116%	24%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Formerly named INTECH Global Dividend Fund.
(2)	Period from December 15, 2011 (inception date) through June 30, 2012.
(3)	Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

16 | JUNE 30, 2015

Class S Shares

	INTECH Global Income Managed Volatility Fund(1)
For a share outstanding during each year or period ended June 30	2015	2014	2013	2012(2)

Net Asset Value, Beginning of Period	$12.93	$11.58	$10.39	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.31(3)	0.46(3)	0.43	0.21
Net realized and unrealized gain/(loss)	(1.07)	1.98	1.15	0.35
Total from Investment Operations	(0.76)	2.44	1.58	0.56
Less Dividends and Distributions:
Dividends (from net investment income)	(0.43)	(0.44)	(0.39)	(0.17)
Distributions (from capital gains)	(0.31)	(0.65)	–	–
Total Dividends and Distributions	(0.74)	(1.09)	(0.39)	(0.17)
Net Asset Value, End of Period	$11.43	$12.93	$11.58	$10.39
Total Return*	(5.93)%	21.99%	15.40%	5.60%
Net Assets, End of Period (in thousands)	$163	$174	$286	$880
Average Net Assets for the Period (in thousands)	$166	$199	$726	$872
Ratios to Average Net Assets:
Ratio of Gross Expenses**	2.10%	2.13%	2.96%	5.82%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	1.00%	0.77%	0.86%	1.26%
Ratio of Net Investment Income/(Loss)**	2.62%	3.72%	2.86%	3.77%
Portfolio Turnover Rate	125%	51%	116%	24%

Class T Shares

	INTECH Global Income Managed Volatility Fund(1)
For a share outstanding during each year or period ended June 30	2015	2014	2013	2012(2)

Net Asset Value, Beginning of Period	$12.94	$11.60	$10.40	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.35(3)	0.55(3)	0.46	0.22
Net realized and unrealized gain/(loss)	(1.08)	1.88	1.14	0.35
Total from Investment Operations	(0.73)	2.43	1.60	0.57
Less Dividends and Distributions:
Dividends (from net investment income)	(0.46)	(0.44)	(0.40)	(0.17)
Distributions (from capital gains)	(0.31)	(0.65)	–	–
Total Dividends and Distributions	(0.77)	(1.09)	(0.40)	(0.17)
Net Asset Value, End of Period	$11.44	$12.94	$11.60	$10.40
Total Return*	(5.70)%	21.84%	15.55%	5.70%
Net Assets, End of Period (in thousands)	$3,603	$2,200	$615	$1,233
Average Net Assets for the Period (in thousands)	$3,147	$855	$1,249	$1,093
Ratios to Average Net Assets:
Ratio of Gross Expenses**	1.87%	1.83%	2.69%	5.53%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	0.76%	0.71%	0.69%	1.03%
Ratio of Net Investment Income/(Loss)**	2.96%	4.49%	3.27%	4.09%
Portfolio Turnover Rate	125%	51%	116%	24%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Formerly named INTECH Global Dividend Fund.
(2)	Period from December 15, 2011 (inception date) through June 30, 2012.
(3)	Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund | 17

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund) (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in common stocks. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer,

18 | JUNE 30, 2015

such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary
FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which

Janus Investment Fund | 19

Notes to Financial Statements (continued)

may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions
Dividends of net investment income are generally declared and distributed monthly, and realized capital gains (if any) are distributed annually. The Fund may treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2.	Other Investments and Strategies

Additional Investment Risk
The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify

20 | JUNE 30, 2015

both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities
The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables

Janus Investment Fund | 21

Notes to Financial Statements (continued)

and receivables and related collateral on the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
Counterparty	of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Deutsche Bank AG	$2,994	$–	$(2,994)	$–

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

Real Estate Investing
To the extent that real estate-related securities may be included in the Fund’s named benchmark index, INTECH’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending
Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund

22 | JUNE 30, 2015

to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments. Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

3.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

	Average Daily	Contractual
	Net Assets	Investment
Fund	of the Fund	Advisory Fee (%)

INTECH Global Income Managed Volatility Fund	All Asset Levels	0.55

INTECH Investment Management LLC (“INTECH”) serves as subadviser to the Fund. As subadviser, INTECH provides day-to-day management of the investment operations of the Fund subject to the general oversight of Janus Capital. Janus Capital owns approximately 97% of INTECH.

Janus Capital pays INTECH a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the transfer agency agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least November 1, 2015.

Expense
Fund	Limit (%)

INTECH Global Income Managed Volatility Fund	0.50

If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

For a period of three years subsequent to the Fund’s commencement of operations, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed, which could then be considered a deferral, if the Fund’s expense ratio, including recovered expenses, falls below the expense limit. For the year ended June 30, 2015, Janus Capital recovered $0 from the Fund. The recoupment of such reimbursements to Janus Capital by the Fund expired December 15, 2014.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the transfer agency agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

Janus Investment Fund | 23

Notes to Financial Statements (continued)

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $580,523 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2015. The Fund’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the

24 | JUNE 30, 2015

annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2015 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2015 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $279,000 were paid by the Trust to a Trustee under the Deferred Plan during the year ended June 30, 2015.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2015 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the year ended June 30, 2015, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

INTECH Global Income Managed Volatility Fund	$2,083

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the year ended June 30, 2015.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2015, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

INTECH Global Income Managed Volatility Fund	$503

As of June 30, 2015, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

	% of Class	% of Fund
Fund	Owned	Owned

INTECH Global Income Managed Volatility Fund - Class A Shares	-%	-%
INTECH Global Income Managed Volatility Fund - Class C Shares	-	-
INTECH Global Income Managed Volatility Fund - Class D Shares	-	-
INTECH Global Income Managed Volatility Fund - Class I Shares	-	-
INTECH Global Income Managed Volatility Fund - Class S Shares	85	1
INTECH Global Income Managed Volatility Fund - Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant

Janus Investment Fund | 25

Notes to Financial Statements (continued)

percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

4.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, tax equalization, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed		Loss Deferrals		Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Late-Year	Post-October	to Tax	Appreciation/
Fund	Income	Gains	Capital Losses	Ordinary Loss	Capital Loss	Differences	(Depreciation)

INTECH Global Income Managed Volatility Fund	$43,174	$265,646	$–	$–	$–	$(1,393)	$(188,677)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

INTECH Global Income Managed Volatility Fund	$17,829,971	$567,871	$(756,548)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2015

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

INTECH Global Income Managed Volatility Fund	$817,106	$338,023	$–	$–

For the year ended June 30, 2014

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

INTECH Global Income Managed Volatility Fund	$739,187	$522,918	$–	$–

26 | JUNE 30, 2015

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

	Increase/(Decrease)	Increase/(Decrease) to Undistributed Net	Increase/(Decrease) to Undistributed Net
Fund	to Capital	Investment Income/Loss	Realized Gain/Loss

INTECH Global Income Managed Volatility Fund	$97,418	$(1,276)	$(96,142)

Capital has been adjusted by $101,394, all of which is long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

5.	Capital Share Transactions

	INTECH Global Income Managed Volatility Fund
For each year ended June 30	2015	2014

Transactions in Fund Shares – Class A Shares:
Shares sold	83,406	408,638
Reinvested dividends and distributions	18,749	35,321
Shares repurchased	(342,712)	(97,519)
Net Increase/(Decrease) in Fund Shares	(240,557)	346,440
Shares Outstanding, Beginning of Period	486,492	140,052
Shares Outstanding, End of Period	245,935	486,492
Transactions in Fund Shares – Class C Shares:
Shares sold	49,451	55,803
Reinvested dividends and distributions	5,481	3,417
Shares repurchased	(30,496)	(24,112)
Net Increase/(Decrease) in Fund Shares	24,436	35,108
Shares Outstanding, Beginning of Period	77,461	42,353
Shares Outstanding, End of Period	101,897	77,461
Transactions in Fund Shares – Class D Shares:
Shares sold	277,204	420,677
Reinvested dividends and distributions	40,592	44,434
Shares repurchased	(354,189)	(199,182)
Net Increase/(Decrease) in Fund Shares	(36,393)	265,929
Shares Outstanding, Beginning of Period	672,431	406,502
Shares Outstanding, End of Period	636,038	672,431
Transactions in Fund Shares – Class I Shares:
Shares sold	85,522	49,276
Reinvested dividends and distributions	13,067	13,770
Shares repurchased	(26,142)	(44,476)
Net Increase/(Decrease) in Fund Shares	72,447	18,570
Shares Outstanding, Beginning of Period	153,797	135,227
Shares Outstanding, End of Period	226,244	153,797
Transactions in Fund Shares – Class S Shares:
Shares sold	–	1,956
Reinvested dividends and distributions	861	1,152
Shares repurchased	–	(14,389)
Net Increase/(Decrease) in Fund Shares	861	(11,281)
Shares Outstanding, Beginning of Period	13,420	24,701
Shares Outstanding, End of Period	14,281	13,420

Janus Investment Fund | 27

Notes to Financial Statements (continued)

	INTECH Global Income Managed Volatility Fund
For each year ended June 30	2015	2014

Transactions in Fund Shares – Class T Shares:
Shares sold	210,567	144,796
Reinvested dividends and distributions	16,892	4,960
Shares repurchased	(82,534)	(32,790)
Net Increase/(Decrease) in Fund Shares	144,925	116,966
Shares Outstanding, Beginning of Period	169,988	53,022
Shares Outstanding, End of Period	314,913	169,988

6.	Purchases and Sales of Investment Securities

For the year ended June 30, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

INTECH Global Income Managed Volatility Fund	$22,791,362	$23,767,514	$–	$–

7.	Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2015 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

28 | JUNE 30, 2015

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders
of INTECH Global Income Managed Volatility Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund) (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) at June 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
August 13, 2015

Janus Investment Fund | 29

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service

30 | JUNE 30, 2015

providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the

Janus Investment Fund | 31

Additional Information (unaudited) (continued)

second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for

32 | JUNE 30, 2015

the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper

Janus Investment Fund | 33

Additional Information (unaudited) (continued)

quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

34 | JUNE 30, 2015

underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus

Janus Investment Fund | 35

Additional Information (unaudited) (continued)

Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also

36 | JUNE 30, 2015

noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that

Janus Investment Fund | 37

Additional Information (unaudited) (continued)

Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

38 | JUNE 30, 2015

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief

Janus Investment Fund | 39

Additional Information (unaudited) (continued)

that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

40 | JUNE 30, 2015

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2015. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will

Janus Investment Fund | 41

Useful Information About Your Fund Report (unaudited) (continued)

notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or

42 | JUNE 30, 2015

investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund | 43

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2015:

Capital Gain Distributions

Fund

INTECH Global Income Managed Volatility Fund	$439,417

Dividends Received Deduction Percentage

Fund

INTECH Global Income Managed Volatility Fund	84%

Qualified Dividend Income Percentage

Fund

INTECH Global Income Managed Volatility Fund	100%

44 | JUNE 30, 2015

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 61 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Chief Executive Officer, Imprint Capital (impact investment firm) (since 2013), and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	61	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Janus Investment Fund | 45

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

					Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Managing Director, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	61	Director of MotiveQuest LLC (strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	61	Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

46 | JUNE 30, 2015

TRUSTEES (continued)

					Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	61	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	61	None

Janus Investment Fund | 47

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	61	Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

Trustee Consultant

Raudline Etienne* 151 Detroit Street Denver, CO 80206 DOB: 1965	Consultant	6/14-Present	Senior Vice President, Albright Stonebridge Group LLC (global strategy firm) (since 2011). Formerly, Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	N/A	Director of Brightwood Capital Advisors, LLC (since 2014).

*  Raudline Etienne was appointed consultant to the Trustees effective June 2, 2014. Shareholders of the Janus Funds are expected to be asked to elect Ms. Etienne as a Trustee at a future shareholder meeting.

48 | JUNE 30, 2015

OFFICERS

Principal Occupations During the
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Past Five Years

Stephanie Grauerholz 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, Vice President and Assistant Secretary of Janus Distributors LLC, and Vice President of Janus Services LLC (since 2015).

Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present	President of Janus Capital Group Inc. and Janus Capital Management LLC (since 2013); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013), and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund | 49

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0815-93830	125-02-93013 08-15

annual report
June 30, 2015

INTECH International Managed Volatility Fund (formerly named INTECH International Fund)

Janus Investment Fund

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            INTECH International Managed Volatility Fund

INTECH International Managed Volatility Fund (unaudited)

FUND SNAPSHOT INTECH’s active approach focuses on adding value by selecting stocks with unique volatility characteristics and low correlations to one another.	Managed by INTECH Investment Management LLC

PERFORMANCE OVERVIEW

For the 12-month period ended June 30, 2015, INTECH International Managed Volatility Fund’s Class I Shares returned -3.90%. This compares to the -4.22% return posted by the MSCI EAFE Index, the Fund’s benchmark.

INVESTMENT STRATEGY

INTECH’s mathematical investment process is designed to determine potentially more efficient equity weightings of the securities in the benchmark index, utilizing a specific mathematical optimization and disciplined rebalancing routine. Rather than trying to predict the future direction of stock prices, the process seeks to use the volatility and correlation characteristics of stocks to construct portfolios.

Effective December 17, 2014, both the name and principal investment strategy of the INTECH International Fund changed to reflect a “managed volatility” approach. We believe this change to the Fund’s investment strategy will provide shareholders with a smoother way to participate in equity market growth by managing downside exposure, potentially allowing for returns to compound and improve risk-adjusted returns over time.

The investment process begins with the stocks in the MSCI EAFE Index. INTECH’s investment process aims to capture stocks’ natural volatility through a rebalancing mechanism based on estimates of relative volatility and correlation in order to outperform the benchmark index over the long term. Within specific risk constraints, the investment process will tend to favor stocks with higher relative volatility and lower correlation as they offer more potential to capture volatility through periodic rebalancing. Once the target proportions are determined and the portfolio is constructed, it is then rebalanced to those target proportions and re-optimized on a periodic basis. The previous INTECH International Fund focused on seeking an excess return above the benchmark while minimizing tracking error, a strategy designed to manage the relative risk of the portfolio. The new INTECH International Managed Volatility Fund focuses on seeking an excess return above the benchmark, while also reducing or managing the standard deviation of the portfolio depending on the market conditions, a strategy designed to manage the absolute risk of the portfolio.

PERFORMANCE REVIEW

The MSCI EAFE Index return declined by -4.22% for the 12-month period ending June 30, 2015. INTECH International Managed Volatility Fund outperformed the MSCI EAFE Index over the period and generated a return of -3.90%.

An overall increase in market diversity over the past twelve months reflected a change in the distribution of capital, in which smaller-cap stocks outperformed larger cap stocks on average within the MSCI EAFE Index. INTECH International Managed Volatility Fund, which tends to overweight smaller-cap stocks as they provide more relative volatility capture potential, benefited from the overall increase in market diversity over the period.

The Fund’s active sector positioning tends to vary over time and is a function of the volatility and correlation characteristics of the underlying stocks. While an average overweight allocation to the defensive utilities sector detracted, an underweight allocation to the energy sector, which underperformed the MSCI EAFE Index by more than 25% during the period, contributed to the Fund’s relative performance. Stock selection, which is a residual of the investment process, also contributed to the Fund’s relative performance during the period, especially within the consumer discretionary and materials sectors.

OUTLOOK

Because INTECH does not conduct traditional economic or fundamental analysis, INTECH has no view on individual stocks, sectors, economic, or market conditions.

We believe that the change to the Fund’s investment objective should provide a smoother path to participate in equity-market growth. Managing downside exposure potentially allows for returns to compound and improve risk-adjusted returns over time. Over the long term, we believe that by reducing risk when market volatility increases and behaving like a core equity fund when market volatility is low, the Fund will achieve its investment objective of producing an excess return over the benchmark with lower absolute risk. Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk management remaining the hallmark of our investment process. As INTECH’s ongoing research

Janus Investment Fund | 1

INTECH International Managed Volatility Fund (unaudited)

efforts yield modest improvements, we will continue implementing changes that we believe are likely to improve the long-term results for our fund shareholders.

Thank you for your investment in INTECH International Managed Volatility Fund.

2 | JUNE 30, 2015

(unaudited)

INTECH International Managed Volatility Fund At A Glance

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2015

Next PLC Multiline Retail	2.2%
Oriental Land Co., Ltd. Hotels, Restaurants & Leisure	2.1%
Novo Nordisk A/S – Class B Pharmaceuticals	1.8%
Power Assets Holdings, Ltd. Electric Utilities	1.7%
Nestle SA Food Products	1.6%

9.4%

Asset Allocation – (% of Net Assets)
As of June 30, 2015

* Includes Other of (0.5)%.

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2015

As of June 30, 2014

Janus Investment Fund | 3

INTECH International Managed Volatility Fund (unaudited)

Performance

				Expense Ratios – per the October 28, 2014 prospectus
Average Annual Total Return – for the periods ended June 30, 2015				and the April 24, 2015 prospectus for Class D Shares
	One	Five	Since	Total Annual Fund
	Year	Year	Inception*	Operating Expenses

INTECH International Managed Volatility Fund – Class A Shares

NAV	–4.19%	10.01%	0.74%	1.21%

MOP	–9.71%	8.70%	0.01%

INTECH International Managed Volatility Fund – Class C Shares

NAV	–4.95%	9.89%	0.54%	1.93%

CDSC	–5.78%	9.89%	0.54%

INTECH International Managed Volatility Fund – Class D Shares(1)	–3.90%	10.20%	0.74%	0.99%

INTECH International Managed Volatility Fund – Class I Shares	–3.90%	10.25%	0.88%	0.81%

INTECH International Managed Volatility Fund – Class S Shares	–4.29%	10.05%	0.71%	1.33%

INTECH International Managed Volatility Fund – Class T Shares	–4.08%	10.02%	–0.15%	1.12%

MSCI EAFE® Index	–4.22%	9.54%	0.53%

Morningstar Quartile – Class I Shares	3rd	1st	2nd

Morningstar Ranking – based on total returns for Foreign Large Blend Funds	453/804	144/679	211/576

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

See important disclosures on the next page.

4 | JUNE 30, 2015

(unaudited)

The expense ratios for Class D Shares are estimated.

INTECH’s focus on managed volatility may keep the Fund from achieving excess returns over its index. The strategy may underperform during certain periods of up markets, and may not achieve the desired level of protection in down markets.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility, lower liquidity and differing financial and information reporting standards, all of which are magnified in emerging markets.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of the predecessor fund into corresponding shares of the Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the predecessor fund respectively, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on April 24, 2015. Performance shown for periods prior to April 24, 2015, reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class D Shares, without the effect of any applicable fee and expense limitations or waivers.

Class T Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the historical performance of the predecessor fund’s Class I Shares, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Tracking Error is a divergence between the price behavior of a position or portfolio and the price behavior of a benchmark. Standard deviation measures historical volatility. Higher standard deviation implies greater volatility.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2015 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

The weighting of securities within the Fund’s portfolio may differ significantly from the weightings within the index. The index is unmanaged and not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

Effective December 17, 2014, INTECH International Fund changed its name to INTECH International Managed Volatility Fund.

*	The predecessor Fund’s inception date – May 2, 2007
(1)	Closed to certain new investors.

Janus Investment Fund | 5

INTECH International Managed Volatility Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/15)	(6/30/15)	(1/1/15 - 6/30/15)*	(1/1/15)	(6/30/15)	(1/1/15 - 6/30/15)†	(1/1/15 - 6/30/15)

Class A Shares	$1,000.00	$1,062.20	$7.36	$1,000.00	$1,017.65	$7.20	1.44%

Class C Shares	$1,000.00	$1,057.30	$10.71	$1,000.00	$1,014.38	$10.49	2.10%

Class D Shares	$1,000.00	$966.20	$2.31	$1,000.00	$1,018.55	$6.31	1.26%

Class I Shares	$1,000.00	$1,063.80	$5.22	$1,000.00	$1,019.74	$5.11	1.02%

Class S Shares	$1,000.00	$1,061.70	$7.77	$1,000.00	$1,017.26	$7.60	1.52%

Class T Shares	$1,000.00	$1,062.50	$6.49	$1,000.00	$1,018.50	$6.36	1.27%

*	Actual Expenses Paid During Period for Class D Shares reflect only the inception period for the share class (April 24, 2015 to June 30, 2015) and are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 68/365 (to reflect the period). Therefore, actual expenses shown are lower than would be expected for a six-month period. For all other share classes, the Actual Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
†	Hypothetical Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6 | JUNE 30, 2015

INTECH International Managed Volatility Fund

Schedule of Investments

As of June 30, 2015

Shares		Value
Common Stocks – 98.3%
Aerospace & Defense – 1.0%
370	Airbus Group SE	$24,004
26,373	BAE Systems PLC	186,940
19,585	Cobham PLC	80,920
14,888	Finmeccanica SpA*	187,199
2,911	Rolls-Royce Holdings PLC*	39,787
1,227	Safran SA	83,145
7,000	Singapore Technologies Engineering, Ltd.	17,156
428	Thales SA	25,839
3,545	Zodiac Aerospace	115,387

		760,377
Air Freight & Logistics – 0.2%
8,500	Yamato Holdings Co., Ltd.	164,589
Airlines – 1.1%
147,000	Cathay Pacific Airways, Ltd.	361,464
5,209	easyJet PLC	126,514
24,725	International Consolidated Airlines Group SA*	192,266
13,200	Singapore Airlines, Ltd.	105,188

		785,432
Auto Components – 1.1%
2,600	Bridgestone Corp.	96,196
243	Cie Generale des Etablissements Michelin	25,459
131	Continental AG	30,994
7,400	NOK Corp.	229,795
2,233	Valeo SA	351,839
4,500	Yokohama Rubber Co., Ltd.	90,390

		824,673
Automobiles – 1.5%
2,079	Daimler AG	189,198
17,378	Fiat Chrysler Automobiles NV*	254,539
1,400	Honda Motor Co., Ltd.	45,322
1,500	Nissan Motor Co., Ltd.	15,629
20,015	Peugeot SA*	411,522
219	Renault SA	22,806
1,500	Toyota Motor Corp.	100,552
183	Volkswagen AG	42,338
1,500	Yamaha Motor Co., Ltd.	32,815

		1,114,721
Beverages – 0.4%
311	Anheuser-Busch InBev NV	37,267
194	Carlsberg A/S – Class B	17,615
6,400	Suntory Beverage & Food, Ltd.	254,964

		309,846
Biotechnology – 1.6%
16,983	CSL, Ltd.	1,132,820
Building Products – 0.6%
21,000	Asahi Glass Co., Ltd.	126,134
3,054	Assa Abloy AB – Class B	57,537
14,000	TOTO, Ltd.	252,382

		436,053
Capital Markets – 0.9%
28,317	ICAP PLC	235,552
1,700	Julius Baer Group, Ltd.*	95,394
383	Macquarie Group, Ltd.	24,050
745	Partners Group Holding AG	222,775
2,174	UBS Group AG*	46,122

		623,893
Chemicals – 3.5%
5,000	Air Water, Inc.	91,567
45,000	Asahi Kasei Corp.	369,760
203	Croda International PLC	8,776
2,400	Daicel Corp.	30,831
159	Givaudan SA*	275,235
14,361	Incitec Pivot, Ltd.	42,651
30,408	Israel Chemicals, Ltd.	212,599
10,000	Kaneka Corp.	73,139
292	LANXESS AG	17,215
25,000	Mitsubishi Chemical Holdings Corp.	157,412
7,000	Nippon Paint Holdings Co., Ltd.	197,638
1,500	Nitto Denko Corp.	123,315
400	Shin-Etsu Chemical Co., Ltd.	24,839
16,000	Sumitomo Chemical Co., Ltd.	96,233
4,520	Symrise AG	280,491
57,000	Teijin, Ltd.	221,255
27,000	Toray Industries, Inc.	228,475
1,981	Yara International ASA	103,236

		2,554,667
Commercial Banks – 5.7%
130,190	Bank Hapoalim BM	701,743
56,292	Bank Leumi Le-Israel BM*	238,200
28,800	Bank of East Asia, Ltd.	125,956
141,000	BOC Hong Kong Holdings, Ltd.	587,553
6,000	Chiba Bank, Ltd.	45,747
32,000	DBS Group Holdings, Ltd.	491,704
13,000	Gunma Bank, Ltd.	96,037
10,000	Hachijuni Bank, Ltd.	75,509
55,000	Hang Seng Bank, Ltd.	1,074,981
7,000	Hiroshima Bank, Ltd.	41,873
46,000	Hokuhoku Financial Group, Inc.	108,638
9,774	Intesa Sanpaolo SpA	31,182
294	KBC Groep NV	19,644
14,700	Mitsubishi UFJ Financial Group, Inc.	105,688
8,700	Mizuho Financial Group, Inc.	18,840
3,757	Natixis SA	27,033
22,000	Oversea-Chinese Banking Corp., Ltd.	166,328
800	Sumitomo Mitsui Financial Group, Inc.	35,688
2,900	Suruga Bank, Ltd.	62,256
2,800	United Overseas Bank, Ltd.	47,973
7,000	Yamaguchi Financial Group, Inc.	87,235

		4,189,808
Commercial Services & Supplies – 1.1%
3,000	Dai Nippon Printing Co., Ltd.	31,000
448	ISS A/S	14,784
11,400	Park24 Co., Ltd.	195,357
800	Secom Co., Ltd.	51,941
6,360	Securitas AB – Class B	84,128
2,154	Societe BIC SA	343,353
10,000	Toppan Printing Co., Ltd.	83,681

		804,244
Communications Equipment – 0%
714	Telefonaktiebolaget LM Ericsson – Class B	7,402

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 7

INTECH International Managed Volatility Fund

Schedule of Investments

As of June 30, 2015

Shares		Value
Construction Materials – 0.2%
8,112	Boral, Ltd.	$36,607
1,677	CRH PLC	47,332
3,262	James Hardie Industries PLC (CDI)	43,583

		127,522
Consumer Finance – 0.1%
2,100	AEON Financial Service Co., Ltd.	58,348
Containers & Packaging – 0.6%
38,414	Amcor, Ltd.	406,560
1,400	Toyo Seikan Group Holdings, Ltd.	22,447

		429,007
Diversified Financial Services – 1.5%
515	Deutsche Boerse AG	42,625
25,000	Hong Kong Exchanges & Clearing, Ltd.	882,433
908	London Stock Exchange Group PLC	33,807
20,000	Singapore Exchange, Ltd.	116,301

		1,075,166
Diversified Telecommunication Services – 3.4%
205,877	Bezeq Israeli Telecommunication Corp., Ltd.	350,979
2,335	Deutsche Telekom AG	40,214
274,000	HKT Trust & HKT, Ltd.	322,382
30,071	Inmarsat PLC	432,494
19,103	Koninklijke KPN NV	73,039
1,000	Nippon Telegraph & Telephone Corp.	36,230
3,574	Proximus	126,172
78,000	Singapore Telecommunications, Ltd.	243,877
226,589	Spark New Zealand, Ltd.	429,009
54	Swisscom AG	30,273
75,635	Telstra Corp., Ltd.	358,239

		2,442,908
Electric Utilities – 4.7%
61,000	Cheung Kong Infrastructure Holdings, Ltd.	473,753
116,000	CLP Holdings, Ltd.	986,209
1,200	Hokuriku Electric Power Co.	17,886
133,500	Power Assets Holdings, Ltd.	1,217,660
1,898	Red Electrica Corp. SA	152,077
25,043	SSE PLC	604,299

		3,451,884
Electrical Equipment – 0.6%
1,300	Mabuchi Motor Co., Ltd.	82,226
3,500	Nidec Corp.	262,135
1,015	OSRAM Licht AG	48,600
1,575	Prysmian SpA	34,025
413	Vestas Wind Systems A/S	20,617

		447,603
Electronic Equipment, Instruments & Components – 0.5%
200	Hirose Electric Co., Ltd.	28,651
3,000	Ibiden Co., Ltd.	50,748
700	Murata Manufacturing Co., Ltd.	122,187
6,000	Shimadzu Corp.	81,539
1,400	TDK Corp.	107,199

		390,324
Food & Staples Retailing – 1.1%
11,100	Aeon Co., Ltd.	157,606
2,097	Delhaize Group SA	173,118
1,000	FamilyMart Co., Ltd.	46,008
1,207	Jeronimo Martins SGPS SA	15,473
4,368	Koninklijke Ahold NV	81,799
4,600	Lawson, Inc.	315,012
800	Seven & I Holdings Co., Ltd.	34,387

		823,403
Food Products – 6.0%
11,000	Ajinomoto Co., Inc.	238,347
3,426	Associated British Foods PLC	154,524
7,900	Calbee, Inc.	333,121
96	Chocoladefabriken Lindt & Sprungli AG (PC)	507,782
5	Chocoladefabriken Lindt & Sprungli AG (REG)	312,828
7,000	Kikkoman Corp.	218,804
6,400	MEIJI Holdings Co., Ltd.	826,346
16,142	Nestle SA	1,165,705
18,000	NH Foods, Ltd.	410,983
30,400	Wilmar International, Ltd.	74,053
1,100	Yakult Honsha Co., Ltd.	65,261
4,000	Yamazaki Baking Co., Ltd.	66,650

		4,374,404
Gas Utilities – 1.9%
74,482	APA Group	473,434
409,200	Hong Kong & China Gas Co., Ltd.	858,384
4,000	Toho Gas Co., Ltd.	23,699
12,000	Tokyo Gas Co., Ltd.	63,741

		1,419,258
Health Care Equipment & Supplies – 1.7%
5,439	Cochlear, Ltd.	336,282
2,399	Coloplast A/S – Class B	157,440
501	Essilor International SA	59,756
13,600	Hoya Corp.	545,356
1,500	Sysmex Corp.	89,483
2,200	Terumo Corp.	52,802

		1,241,119
Health Care Providers & Services – 2.9%
7,600	Alfresa Holdings Corp.	118,375
4,158	Fresenius Medical Care AG & Co. KGaA	343,171
3,997	Fresenius SE & Co. KGaA	256,412
3,700	Medipal Holdings Corp.	60,382
7,961	Ramsay Health Care, Ltd.	377,496
30,204	Ryman Healthcare, Ltd.	162,045
34,279	Sonic Healthcare, Ltd.	565,085
7,300	Suzuken Co., Ltd.	233,848

		2,116,814
Health Care Technology – 0.3%
10,800	M3, Inc.	217,289
Hotels, Restaurants & Leisure – 3.1%
412	Accor SA	20,790
6,519	Carnival PLC	332,740
7,157	Compass Group PLC	118,395
3,945	Merlin Entertainments PLC	26,470
24,000	Oriental Land Co., Ltd.	1,532,729
18,269	Tabcorp Holdings, Ltd.	64,122
1,861	Whitbread PLC	144,602

		2,239,848
Household Durables – 1.3%
6,400	Casio Computer Co., Ltd.#	126,358
1,700	Panasonic Corp.	23,360
1,198	Persimmon PLC*	37,171
1,800	Sekisui House, Ltd.	28,595

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | JUNE 30, 2015

Schedule of Investments

As of June 30, 2015

Shares		Value
Household Durables – (continued)
5,700	Sony Corp.	$161,237
33,116	Taylor Wimpey PLC	96,662
152,000	Techtronic Industries Co.	498,084

		971,467
Household Products – 0.8%
1,677	Henkel AG & Co. KGaA	159,811
833	Reckitt Benckiser Group PLC	71,818
14,400	Unicharm Corp.	342,378

		574,007
Independent Power and Renewable Electricity Producers – 0.4%
183,220	Meridian Energy, Ltd.	268,085
Industrial Conglomerates – 1.2%
13,392	CK Hutchison Holdings, Ltd.	196,786
60,000	Keihan Electric Railway Co., Ltd.	349,595
14,700	Seibu Holdings, Inc.	340,682

		887,063
Information Technology Services – 0.8%
272	Cap Gemini SA	24,065
7,000	Fujitsu, Ltd.	39,150
5,800	Nomura Research Institute, Ltd.	227,033
2,300	NTT Data Corp.	100,556
4,400	Otsuka Corp.	205,671

		596,475
Insurance – 2.2%
5,179	Admiral Group PLC	112,849
9,600	AIA Group, Ltd.	62,854
10,819	Aviva PLC	83,708
2,038	Hannover Rueck SE	197,167
2,300	MS&AD Insurance Group Holdings, Inc.	71,667
2,514	QBE Insurance Group, Ltd.	26,510
3,129	SCOR SE	110,375
5,500	Sompo Japan Nipponkoa Holdings, Inc.	201,873
2,600	Sony Financial Holdings, Inc.	45,596
435	Swiss Re AG	38,511
10,200	T&D Holdings, Inc.	152,121
2,500	Tokio Marine Holdings, Inc.	104,070
7,015	Tryg A/S	146,259
725	Zurich Insurance Group AG*	220,750

		1,574,310
Internet & Catalog Retail – 0.2%
8,800	Rakuten, Inc.	142,208
Leisure Products – 0.3%
500	Sankyo Co., Ltd.	17,713
1,700	Shimano, Inc.	232,001

		249,714
Life Sciences Tools & Services – 0.5%
2,691	Lonza Group AG*	359,587
Machinery – 1.8%
3,400	Amada Holdings Co., Ltd.	35,953
645	ANDRITZ AG	35,698
1,609	Atlas Copco AB – Class A	45,053
891	Atlas Copco AB – Class B	22,206
200	FANUC Corp.	40,990
20,000	Kawasaki Heavy Industries, Ltd.	93,324
179	Kone Oyj – Class B	7,263
3,172	MAN SE	326,676
2,400	Nabtesco Corp.	60,211
3,800	NSK, Ltd.	58,722
949	Schindler Holding AG (PC)	155,239
795	Schindler Holding AG (REG)	129,877
6,110	SKF AB – Class B	139,447
27,000	Sumitomo Heavy Industries, Ltd.	157,539

		1,308,198
Marine – 0.1%
428	Kuehne + Nagel International AG	56,826
6,000	Mitsui OSK Lines, Ltd.	19,220

		76,046
Media – 4.9%
7,094	Altice SA*	976,997
14,870	Eutelsat Communications SA	479,865
14,568	ITV PLC	60,259
289	Kabel Deutschland Holding AG*	38,658
8,885	Numericable-SFR SAS*	470,892
4,164	Pearson PLC	78,827
343	Publicis Groupe SA#	25,357
2,535	Reed Elsevier NV	60,118
7,704	Reed Elsevier PLC	125,265
22,406	SES SA (FDR)	752,653
146,000	Singapore Press Holdings, Ltd.	442,391
2,999	Wolters Kluwer NV	89,074

		3,600,356
Metals & Mining – 0.6%
4,910	Boliden AB	89,541
3,903	Iluka Resources, Ltd.	23,123
94,000	Kobe Steel, Ltd.	158,241
16,393	Newcrest Mining, Ltd.*	164,646
296	Randgold Resources, Ltd.	19,926

		455,477
Multi-Utilities – 1.0%
58,826	National Grid PLC	755,217
Multiline Retail – 3.6%
10,400	Don Quijote Holdings Co., Ltd.	442,788
9,700	Isetan Mitsukoshi Holdings, Ltd.	173,438
10,900	J Front Retailing Co., Ltd.	205,227
8,100	Marui Group Co., Ltd.	109,483
13,936	Next PLC	1,631,055
6,000	Takashimaya Co., Ltd.	54,425

		2,616,416
Oil, Gas & Consumable Fuels – 1.2%
12,313	Caltex Australia, Ltd.	302,520
13,400	JX Holdings, Inc.	57,840
454	Koninklijke Vopak NV	22,908
15,644	Neste Oyj	398,642
13,000	TonenGeneral Sekiyu KK	121,002

		902,912
Paper & Forest Products – 0.4%
1,400	Mondi PLC	30,154
13,000	Oji Holdings Corp.	56,517
13,702	Stora Enso Oyj – Class R	141,205
5,199	UPM-Kymmene Oyj	91,972

		319,848

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 9

INTECH International Managed Volatility Fund

Schedule of Investments

As of June 30, 2015

Shares		Value
Personal Products – 0.8%
4,100	Kao Corp.	$190,743
1,242	L’Oreal SA	221,514
6,600	Shiseido Co., Ltd.	149,831

		562,088
Pharmaceuticals – 8.8%
31,900	Astellas Pharma, Inc.	455,025
6,900	Daiichi Sankyo Co., Ltd.	127,659
7,000	Eisai Co., Ltd.	469,985
3,000	Hisamitsu Pharmaceutical Co., Inc.	116,573
10,000	Kyowa Hakko Kirin Co., Ltd.	130,833
2,489	Merck KGaA	247,984
12,600	Mitsubishi Tanabe Pharma Corp.	188,943
4,727	Novartis AG	466,025
23,838	Novo Nordisk A/S – Class B	1,298,998
1,300	Otsuka Holdings Co., Ltd.	41,469
468	Roche Holding AG	131,182
8,200	Santen Pharmaceutical Co., Ltd.	116,128
19,800	Shionogi & Co., Ltd.	767,762
8,251	Shire PLC	660,427
200	Taisho Pharmaceutical Holdings Co., Ltd.	13,516
5,000	Takeda Pharmaceutical Co., Ltd.	241,522
15,421	Teva Pharmaceutical Industries, Ltd.	912,577

		6,386,608
Professional Services – 0.1%
710	Randstad Holding NV	46,228
Real Estate Investment Trusts (REITs) – 3.9%
196,000	CapitaLand Commercial Trust	227,078
136,366	GPT Group	450,226
89	Japan Prime Realty Investment Corp.	276,739
144	Japan Retail Fund Investment Corp.	288,188
182	Klepierre	8,005
92,500	Link REIT	541,780
173	Nippon Prologis REIT, Inc.	318,658
69,000	Suntec Real Estate Investment Trust	88,396
242	United Urban Investment Corp.	342,324
41,216	Westfield Corp.	289,962

		2,831,356
Real Estate Management & Development – 5.4%
13,392	Cheung Kong Property Holdings, Ltd.*	111,092
600	Daito Trust Construction Co., Ltd.	62,172
3,500	Daiwa House Industry Co., Ltd.	81,601
8,514	Deutsche Annington Immobilien SE	240,112
6,156	Deutsche Wohnen AG	141,051
51,700	Henderson Land Development Co., Ltd.	353,835
36,000	Hysan Development Co., Ltd.	156,051
14,000	Kerry Properties, Ltd.	54,907
33,511	Lend Lease Group	388,532
55,000	New World Development Co., Ltd.	71,949
35,000	Sun Hung Kai Properties, Ltd.	567,131
38,000	Swire Pacific, Ltd. – Class A	477,739
102,200	Swire Properties, Ltd.	326,326
5,320	Swiss Prime Site AG*	403,824
49,000	UOL Group, Ltd.	251,823
55,000	Wheelock & Co., Ltd.	280,985

		3,969,130
Road & Rail – 3.0%
600	Central Japan Railway Co.	108,384
258,000	ComfortDelGro Corp., Ltd.	599,733
500	East Japan Railway Co.	44,986
15,000	Keisei Electric Railway Co., Ltd.	178,475
134,500	MTR Corp., Ltd.	626,405
22,000	Nagoya Railroad Co., Ltd.	82,340
16,000	Nippon Express Co., Ltd.	78,712
7,100	West Japan Railway Co.	454,593

		2,173,628
Semiconductor & Semiconductor Equipment – 0.3%
6,380	ARM Holdings PLC	103,938
2,686	Infineon Technologies AG	33,324
10,935	STMicroelectronics NV	89,652

		226,914
Software – 1.0%
4,130	Dassault Systemes	300,255
3,233	NICE Systems, Ltd.	205,721
700	Nintendo Co., Ltd.	117,096
11,689	Sage Group PLC	94,112
700	Trend Micro, Inc.	23,968

		741,152
Specialty Retail – 2.2%
13,039	Dixons Carphone PLC	92,896
1,000	Fast Retailing Co., Ltd.	454,033
6,300	Nitori Holdings Co., Ltd.	513,802
1,100	Shimamura Co., Ltd.	115,600
3,300	USS Co., Ltd.	59,598
84,600	Yamada Denki Co., Ltd.#	338,760

		1,574,689
Technology Hardware, Storage & Peripherals – 0.2%
2,100	Canon, Inc.	68,344
1,400	FUJIFILM Holdings Corp.	50,036

		118,380
Textiles, Apparel & Luxury Goods – 1.1%
2,800	Asics Corp.	72,420
5,822	Burberry Group PLC	143,689
578	Christian Dior SE	112,817
194	Hugo Boss AG	21,679
2,625	Luxottica Group SpA	174,542
622	LVMH Moet Hennessy Louis Vuitton SE	108,959
152	Pandora A/S	16,334
49,000	Yue Yuen Industrial Holdings, Ltd.	164,043

		814,483
Tobacco – 0.4%
5,122	Imperial Tobacco Group PLC	246,790
1,900	Japan Tobacco, Inc.	67,704

		314,494
Trading Companies & Distributors – 1.4%
402	Brenntag AG	23,046
22,798	Bunzl PLC	622,474
4,200	ITOCHU Corp.	55,499
1,600	Mitsubishi Corp.	35,198
2,400	Sumitomo Corp.	27,928
2,489	Travis Perkins PLC	82,505
2,517	Wolseley PLC	160,659

		1,007,309

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 | JUNE 30, 2015

Schedule of Investments

As of June 30, 2015

Shares		Value
Transportation Infrastructure – 0.9%
19,834	Groupe Eurotunnel SE	$287,196
1,500	Japan Airport Terminal Co., Ltd.	81,760
35,619	Transurban Group	255,533

		624,489
Water Utilities – 0.2%
11,414	United Utilities Group PLC	159,947

Total Common Stocks (cost $68,233,891)		71,771,703
Preferred Stocks – 0.4%
Automobiles – 0.1%
459	Porsche Automobil Holding SE	38,665
72	Volkswagen AG	16,694

		55,359
Household Products – 0%
323	Henkel AG & Co. KGaA	36,221
Media – 0.3%
3,839	ProSiebenSat.1 Media AG	189,575

Total Preferred Stocks (cost $296,445)		281,155
Investment Companies – 1.8%
Investments Purchased with Cash Collateral from Securities Lending – 0.5%
355,505	Janus Cash Collateral Fund LLC, 0.1304%°°,£	355,505
Money Markets – 1.3%
946,213	Janus Cash Liquidity Fund LLC, 0.1291%°°,£	946,213

Total Investment Companies (cost $1,301,718)		1,301,718
Total Investments (total cost $69,832,054) – 100.5%		73,354,576

Liabilities, net of Cash, Receivables and Other Assets – (0.5)%		(330,549)

Net Assets – 100%		$73,024,027

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

Japan	$22,748,238	31.0%
Hong Kong	10,793,189	14.7
United Kingdom	8,094,944	11.0
Australia	5,761,981	7.9
Switzerland	4,617,935	6.3
France	4,031,646	5.5
Germany	2,963,263	4.0
Singapore	2,872,001	3.9
Israel	2,621,819	3.6
Denmark	1,672,047	2.3
Guernsey	1,447,889	2.0
United States	1,301,718	1.8
New Zealand	859,139	1.2
Italy	681,487	0.9
Finland	639,082	0.9
China	587,553	0.8
Sweden	445,314	0.6
Belgium	356,201	0.5
Spain	344,343	0.5
Netherlands	313,048	0.4
Norway	103,236	0.1
Ireland	47,332	0.1
Austria	35,698	0.0
Portugal	15,473	0.0

Total	$73,354,576	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 11

Notes to Schedule of Investments and Other Information

MSCI EAFE® Index	A free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

CDI	Clearing House Electronic Subregister System Depositary Interest

FDR	Fixed Depositary Receipt

LLC	Limited Liability Company

PC	Participation Certificate

PLC	Public Limited Company

REG	Registered

*	Non-income producing security.

°°	Rate shown is the 7-day yield as of June 30, 2015.

#	Loaned security; a portion of the security is on loan at June 30, 2015.

£	The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended June 30, 2015. Unless otherwise indicated, all information in the table is for the year ended June 30, 2015.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/14	Purchases	Sales	at 6/30/15	Gain/(Loss)	Income	at 6/30/15

INTECH International Managed Volatility Fund
Janus Cash Collateral Fund LLC	2,157,687	7,372,584	(9,174,766)	355,505	$–	$16,599(1)	$ 355,505
Janus Cash Liquidity Fund LLC	441,146	38,624,504	(38,119,437)	946,213	–	671	946,213

Total					$–	$ 17,270	$1,301,718

(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2015. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2015)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

INTECH International Managed Volatility Fund
Assets
Investments in Securities:

Common Stocks	$71,771,703	$ –	$–

Preferred Stocks	–	281,155	–

Investment Companies	–	1,301,718	–

Total Assets	$71,771,703	$1,582,873	$–

12 | JUNE 30, 2015

Statement of Assets and Liabilities

As of June 30, 2015	INTECH International Managed Volatility Fund(1)

Assets:
Investments, at cost	$69,832,054
Unaffiliated investments, at value(2)	$72,052,858
Affiliated investments, at value	1,301,718
Cash	5,435
Cash denominated in foreign currency(3)	12,876
Non-interested Trustees’ deferred compensation	1,459
Receivables:
Investments sold	4,505
Fund shares sold	96,697
Dividends	139,084
Dividends from affiliates	94
Foreign dividend tax reclaim	60,679
Other assets	102
Total Assets	73,675,507
Liabilities:
Collateral for securities loaned (Note 2)	355,505
Payables:
Investments purchased	172,226
Fund shares repurchased	25,916
Advisory fees	31,346
Fund administration fees	571
Transfer agent fees and expenses	1,949
12b-1 Distribution and shareholder servicing fees	1,643
Non-interested Trustees’ fees and expenses	431
Non-interested Trustees’ deferred compensation fees	1,459
Accrued expenses and other payables	60,434
Total Liabilities	651,480
Net Assets	$73,024,027

See footnotes at the end of the Statement.
See Notes to Financial Statements.

Janus Investment Fund | 13

Statement of Assets and Liabilities  (continued)

As of June 30, 2015	INTECH International Managed Volatility Fund(1)

Net Assets Consist of:
Capital (par value and paid-in surplus)	$71,504,635
Undistributed net investment income/(loss)	91,843
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(2,093,206)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	3,520,755
Total Net Assets	$73,024,027
Net Assets - Class A Shares	$5,829,353
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	725,950
Net Asset Value Per Share(4)	$8.03
Maximum Offering Price Per Share(5)	$8.52
Net Assets - Class C Shares	$509,922
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	64,204
Net Asset Value Per Share(4)	$7.94
Net Assets - Class D Shares	$504,328
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	63,072
Net Asset Value Per Share	$8.00
Net Assets - Class I Shares	$65,226,605
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,151,405
Net Asset Value Per Share	$8.00
Net Assets - Class S Shares	$67,076
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,294
Net Asset Value Per Share	$8.09
Net Assets - Class T Shares	$886,743
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	111,001
Net Asset Value Per Share	$7.99

(1)	Formerly named INTECH International Fund.
(2)	Includes $338,314 of securities on loan. See Note 2 in Notes to Financial Statements.
(3)	Includes cost of $12,932.
(4)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(5)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

14 | JUNE 30, 2015

Statement of Operations

For the year ended June 30, 2015	INTECH International Managed Volatility Fund(1)

Investment Income:
Affiliated securities lending income, net	$16,599
Dividends	1,854,468
Dividends from affiliates	671
Other income	243
Foreign tax withheld	(138,245)
Total Investment Income	1,733,736
Expenses:
Advisory fees	395,850
12b-1 Distribution and shareholder servicing fees:
Class A Shares	13,481
Class C Shares	4,799
Class S Shares	161
Transfer agent administrative fees and expenses:
Class D Shares	70
Class S Shares	161
Class T Shares	3,684
Transfer agent networking and omnibus fees:
Class A Shares	8,093
Class C Shares	341
Class I Shares	1,245
Other transfer agent fees and expenses:
Class A Shares	1,087
Class C Shares	105
Class D Shares	111
Class I Shares	2,600
Class S Shares	5
Class T Shares	117
Shareholder reports expense	15,124
Registration fees	98,926
Custodian fees	44,309
Professional fees	88,423
Non-interested Trustees’ fees and expenses	1,551
Fund administration fees	6,508
Other expenses	14,279
Total Expenses	701,030
Less: Excess Expense Reimbursement	(1,679)
Net Expenses	699,351
Net Investment Income/(Loss)	1,034,385
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	257,720
Total Net Realized Gain/(Loss) on Investments	257,720
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(4,405,575)
Total Change in Unrealized Net Appreciation/Depreciation	(4,405,575)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(3,113,470)

(1)	Formerly named INTECH International Fund.

See Notes to Financial Statements.

Janus Investment Fund | 15

Statements of Changes in Net Assets

	INTECH International Managed Volatility Fund(1)
For each year ended June 30	2015(2)	2014

Operations:
Net investment income/(loss)	$1,034,385	$1,617,502
Net realized gain/(loss) on investments	257,720	8,398,330
Change in unrealized net appreciation/depreciation	(4,405,575)	4,156,190
Net Increase/(Decrease) in Net Assets Resulting from Operations	(3,113,470)	14,172,022
Dividends and Distributions to Shareholders:
Net Investment Income
Class A Shares	(89,175)	(39,689)
Class C Shares	(5,137)	(1,938)
Class I Shares	(1,265,058)	(1,796,718)
Class S Shares	(1,098)	(1,270)
Class T Shares	(24,096)	(3,678)
Net Realized Gain from Investment Transactions
Class A Shares	(588,211)	(272)
Class C Shares	(51,586)	(9)
Class I Shares	(7,132,161)	(11,461)
Class S Shares	(6,924)	(10)
Class T Shares	(167,847)	(26)
Net Decrease from Dividends and Distributions to Shareholders	(9,331,293)	(1,855,071)
Capital Share Transactions:
Shares Sold
Class A Shares	1,798,281	4,966,221
Class C Shares	130,226	581,716
Class D Shares	537,916	N/A
Class I Shares	5,335,127	5,093,283
Class S Shares	3,000	–
Class T Shares	747,118	2,608,832
Reinvested Dividends and Distributions
Class A Shares	677,386	39,961
Class C Shares	55,155	1,947
Class I Shares	8,367,123	1,807,383
Class S Shares	8,022	1,280
Class T Shares	190,773	3,637
Shares Repurchased
Class A Shares	(1,072,592)	(491,460)
Class C Shares	(111,785)	(194,095)
Class D Shares	(20,459)	N/A
Class I Shares	(6,404,255)	(9,665,704)
Class S Shares	–	(71,360)
Class T Shares	(2,272,750)	(384,966)
Net Increase/(Decrease) from Capital Share Transactions	7,968,286	4,296,675
Net Increase/(Decrease) in Net Assets	(4,476,477)	16,613,626
Net Assets:
Beginning of period	77,500,504	60,886,878
End of period	$73,024,027	$77,500,504

Undistributed Net Investment Income/(Loss)	$91,843	$384,607

(1)	Formerly named INTECH International Fund.
(2)	Period from April 24, 2015 (inception date) through June 30, 2015 for Class D Shares.

See Notes to Financial Statements.

16 | JUNE 30, 2015

Financial Highlights

Class A Shares

	INTECH International Managed Volatility Fund(1)
For a share outstanding during each year ended June 30	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$9.66	$8.07	$6.79	$8.10	$6.16
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.09(2)	0.25(2)	0.22	0.12	0.66
Net realized and unrealized gain/(loss)	(0.56)	1.57	1.21	(1.36)	1.39
Total from Investment Operations	(0.47)	1.82	1.43	(1.24)	2.05
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.23)	(0.15)	(0.07)	(0.11)
Distributions (from capital gains)	(1.01)	–(3)	–	–	–
Total Dividends and Distributions	(1.16)	(0.23)	(0.15)	(0.07)	(0.11)
Net Asset Value, End of Period	$8.03	$9.66	$8.07	$6.79	$8.10
Total Return	(4.19)%	22.74%	21.27%	(15.33)%	33.42%
Net Assets, End of Period (in thousands)	$5,829	$5,342	$473	$445	$526
Average Net Assets for the Period (in thousands)	$5,392	$2,240	$317	$452	$1,910
Ratios to Average Net Assets:
Ratio of Gross Expenses	1.35%	1.21%	1.22%	1.42%	3.22%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.34%	1.20%	1.22%	1.26%	1.07%(4)
Ratio of Net Investment Income/(Loss)	1.09%	2.69%	1.26%	1.72%	2.05%
Portfolio Turnover Rate	191%	160%	143%	140%	179%

Class C Shares

	INTECH International Managed Volatility Fund(1)
For a share outstanding during each year ended June 30	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$9.58	$8.14	$6.78	$8.11	$6.17
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.03(2)	0.19(2)	2.46	0.17	0.58
Net realized and unrealized gain/(loss)	(0.56)	1.57	(0.93)	(1.43)	1.47
Total from Investment Operations	(0.53)	1.76	1.53	(1.26)	2.05
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	(0.32)	(0.17)	(0.07)	(0.11)
Distributions (from capital gains)	(1.01)	–(3)	–	–	–
Total Dividends and Distributions	(1.11)	(0.32)	(0.17)	(0.07)	(0.11)
Net Asset Value, End of Period	$7.94	$9.58	$8.14	$6.78	$8.11
Total Return	(4.95)%	21.91%	22.79%	(15.55)%	33.37%
Net Assets, End of Period (in thousands)	$510	$526	$113	$433	$563
Average Net Assets for the Period (in thousands)	$480	$179	$251	$574	$1,877
Ratios to Average Net Assets:
Ratio of Gross Expenses	2.02%	1.93%	1.32%	1.71%	3.96%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.01%	1.93%	1.18%	1.47%	1.21%(5)
Ratio of Net Investment Income/(Loss)	0.40%	2.13%	1.20%	1.33%	1.92%
Portfolio Turnover Rate	191%	160%	143%	140%	179%

(1)	Formerly named INTECH International Fund.
(2)	Per share amounts are calculated based on average shares outstanding during the year.
(3)	Less than $0.005 on a per share basis.
(4)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) would have been 1.25% in 2011 without the waiver of these fees and expenses.
(5)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) would have been 2.00% in 2011 without the waiver of these fees and expenses.

See Notes to Financial Statements.

Janus Investment Fund | 17

Financial Highlights  (continued)

Class D Shares

INTECH International Managed Volatility Fund(1)
For a share outstanding during the period ended June 30	2015(2)

Net Asset Value, Beginning of Period	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.03
Net realized and unrealized gain/(loss)	(2.03)
Total from Investment Operations	(2.00)
Less Dividends and Distributions:
Dividends (from net investment income)	–
Distributions (from capital gains)	–
Total Dividends and Distributions	–
Net Asset Value, End of Period	$8.00
Total Return*	(20.00)%
Net Assets, End of Period (in thousands)	$504
Average Net Assets for the Period (in thousands)	$315
Ratios to Average Net Assets:
Ratio of Gross Expenses**	2.26%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	1.26%
Ratio of Net Investment Income/(Loss)**	1.80%
Portfolio Turnover Rate	191%

Class I Shares

	INTECH International Managed Volatility Fund(1)
For a share outstanding during each year ended June 30	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$9.63	$8.03	$6.77	$8.06	$6.14
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.13(3)	0.21(3)	0.18	0.12	0.03
Net realized and unrealized gain/(loss)	(0.57)	1.63	1.28	(1.35)	2.00
Total from Investment Operations	(0.44)	1.84	1.46	(1.23)	2.03
Less Dividends and Distributions:
Dividends (from net investment income)	(0.18)	(0.24)	(0.20)	(0.06)	(0.11)
Distributions (from capital gains)	(1.01)	–(4)	–	–	–
Redemption fees	N/A	N/A	N/A	–(5)	–
Total Dividends and Distributions	(1.19)	(0.24)	(0.20)	(0.06)	(0.11)
Net Asset Value, End of Period	$8.00	$9.63	$8.03	$6.77	$8.06
Total Return	(3.90)%	23.21%	21.78%	(15.18)%	33.20%
Net Assets, End of Period (in thousands)	$65,227	$69,062	$59,981	$35,608	$20,713
Average Net Assets for the Period (in thousands)	$64,504	$66,596	$42,583	$29,910	$1,393
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.93%	0.81%	0.92%	1.13%	3.08%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.93%	0.81%	0.92%	1.00%	0.86%
Ratio of Net Investment Income/(Loss)	1.48%	2.27%	1.86%	2.05%	2.28%
Portfolio Turnover Rate	191%	160%	143%	140%	179%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Formerly named INTECH International Fund.
(2)	Period from April 24, 2015 (inception date) through June 30, 2015.
(3)	Per share amounts are calculated based on average shares outstanding during the year or period.
(4)	Less than $0.005 on a per share basis.
(5)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

18 | JUNE 30, 2015

Class S Shares

	INTECH International Managed Volatility Fund(1)
For a share outstanding during each year ended June 30	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$9.74	$8.09	$6.79	$8.12	$6.16
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.09(2)	0.15(2)	2.47	0.10	0.70
Net realized and unrealized gain/(loss)	(0.57)	1.69	(1.02)	(1.36)	1.37
Total from Investment Operations	(0.48)	1.84	1.45	(1.26)	2.07
Less Dividends and Distributions:
Dividends (from net investment income)	(0.16)	(0.19)	(0.15)	(0.07)	(0.11)
Distributions (from capital gains)	(1.01)	–(3)	–	–	–
Total Dividends and Distributions	(1.17)	(0.19)	(0.15)	(0.07)	(0.11)
Net Asset Value, End of Period	$8.09	$9.74	$8.09	$6.79	$8.12
Total Return	(4.29)%	22.92%	21.48%	(15.54)%	33.75%
Net Assets, End of Period (in thousands)	$67	$67	$118	$421	$498
Average Net Assets for the Period (in thousands)	$64	$86	$254	$432	$1,870
Ratios to Average Net Assets:
Ratio of Gross Expenses	1.43%	1.33%	1.48%	1.66%	3.46%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.43%	1.13%	1.29%	1.44%	1.07%(4)
Ratio of Net Investment Income/(Loss)	1.01%	1.69%	1.09%	1.52%	2.05%
Portfolio Turnover Rate	191%	160%	143%	140%	179%

Class T Shares

	INTECH International Managed Volatility Fund(1)
For a share outstanding during each year ended June 30	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$9.60	$8.01	$6.77	$8.09	$6.16
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.09(2)	0.32(2)	0.08	0.06	0.17
Net realized and unrealized gain/(loss)	(0.55)	1.49	1.35	(1.31)	1.87
Total from Investment Operations	(0.46)	1.81	1.43	(1.25)	2.04
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.22)	(0.19)	(0.07)	(0.11)
Distributions (from capital gains)	(1.01)	–(3)	–	–	–
Total Dividends and Distributions	(1.15)	(0.22)	(0.19)	(0.07)	(0.11)
Net Asset Value, End of Period	$7.99	$9.60	$8.01	$6.77	$8.09
Total Return	(4.08)%	22.78%	21.30%	(15.47)%	33.26%
Net Assets, End of Period (in thousands)	$887	$2,504	$202	$59	$45
Average Net Assets for the Period (in thousands)	$1,474	$1,121	$70	$40	$29
Ratios to Average Net Assets:
Ratio of Gross Expenses	1.16%	1.12%	1.27%	1.41%	2.41%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.16%	1.12%	1.26%	1.25%	0.54%(5)
Ratio of Net Investment Income/(Loss)	1.10%	3.44%	1.24%	1.80%	3.12%
Portfolio Turnover Rate	191%	160%	143%	140%	179%

(1)	Formerly named INTECH International Fund.
(2)	Per share amounts are calculated based on average shares outstanding during the year.
(3)	Less than $0.005 on a per share basis.
(4)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) would have been 1.50% in 2011 without the waiver of these fees and expenses.
(5)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) would have been 1.25% in 2011 without the waiver of these fees and expenses.

See Notes to Financial Statements.

Janus Investment Fund | 19

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

INTECH International Managed Volatility Fund (formerly named INTECH International Fund) (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in common stocks. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer,

20 | JUNE 30, 2015

such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary
FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which

Janus Investment Fund | 21

Notes to Financial Statements (continued)

may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions
The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2.	Other Investments and Strategies

Additional Investment Risk
The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify

22 | JUNE 30, 2015

both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities
The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables

Janus Investment Fund | 23

Notes to Financial Statements (continued)

and receivables and related collateral on the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
Counterparty	of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Deutsche Bank AG	$338,314	$–	$(338,314)	$–

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

Real Estate Investing
To the extent that real estate-related securities may be included in the Fund’s named benchmark index, INTECH’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending
Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund

24 | JUNE 30, 2015

to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments. Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

3.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

	Average Daily
	Net Assets	Contractual Investment
Fund	of the Fund	Advisory Fee (%)

INTECH International Managed Volatility Fund	All Asset Levels	0.55

INTECH Investment Management LLC (“INTECH”) serves as subadviser to the Fund. As subadviser, INTECH provides day-to-day management of the investment operations of the Fund subject to the general oversight of Janus Capital. Janus Capital owns approximately 97% of INTECH.

Janus Capital pays INTECH a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the transfer agency agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least November 1, 2015.

Previous
	New Expense	Expense
	Limit (%)	Limit (%)
	(November 1,	(until November
Fund	2014 to present)	1, 2014)

INTECH International Managed Volatility Fund	0.95	1.00

If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the transfer agency agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of

Janus Investment Fund | 25

Notes to Financial Statements (continued)

prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $580,523 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2015. The Fund’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or

26 | JUNE 30, 2015

funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2015 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2015 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $279,000 were paid by the Trust to a Trustee under the Deferred Plan during the year ended June 30, 2015.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2015 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the year ended June 30, 2015, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

INTECH International Managed Volatilty Fund	$278

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the year ended June 30, 2015.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2015, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

INTECH International Managed Volatility Fund	$89

As of June 30, 2015, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

	% of Class	% of Fund
Fund	Owned	Owned

INTECH International Managed Volatility Fund - Class A Shares	–%	–%
INTECH International Managed Volatility Fund - Class C Shares	10	0
INTECH International Managed Volatility Fund - Class D Shares	10	0
INTECH International Managed Volatility Fund - Class I Shares	95	84
INTECH International Managed Volatility Fund - Class S Shares	96	0
INTECH International Managed Volatility Fund - Class T Shares	–	–

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Janus Investment Fund | 27

Notes to Financial Statements (continued)

4.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The Fund has elected to defer post-October losses and qualified late-year losses as noted in the table below. These losses will be deferred for tax purposes and recognized during the next fiscal year.

	Undistributed	Undistributed		Loss Deferrals		Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Late-Year	Post-October	to Tax	Appreciation/
Fund	Income	Gains	Capital Losses	Ordinary Loss	Capital Loss	Differences	(Depreciation)

INTECH International Managed Volatility Fund	$105,762	$–	$–	$–	$(2,032,578)	$(3,225)	$3,449,433

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

INTECH International Managed Volatility Fund	$69,905,143	$5,364,634	$(1,915,201)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2015

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

INTECH International Managed Volatiity Fund	$1,686,955	$7,644,338	$–	$–

For the year ended June 30, 2014

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

INTECH International Managed Volatility Fund	$1,855,071	$–	$–	$–

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

	Increase/(Decrease)	Increase/(Decrease) to Undistributed Net	Increase/(Decrease) to Undistributed Net
Fund	to Capital	Investment Income/Loss	Realized Gain/Loss

INTECH International Managed Volatility Fund	$–	$57,415	$(57,415)

28 | JUNE 30, 2015

5.	Capital Share Transactions

	INTECH International Managed
	Volatility Fund
For each year ended June 30	2015(1)	2014

Transactions in Fund Shares – Class A Shares:
Shares sold	214,874	546,197
Reinvested dividends and distributions	89,130	4,445
Shares repurchased	(130,866)	(56,480)
Net Increase/(Decrease) in Fund Shares	173,138	494,162
Shares Outstanding, Beginning of Period	552,812	58,650
Shares Outstanding, End of Period	725,950	552,812
Transactions in Fund Shares – Class C Shares:
Shares sold	15,663	61,670
Reinvested dividends and distributions	7,315	218
Shares repurchased	(13,684)	(20,838)
Net Increase/(Decrease) in Fund Shares	9,294	41,050
Shares Outstanding, Beginning of Period	54,910	13,860
Shares Outstanding, End of Period	64,204	54,910
Transactions in Fund Shares – Class D Shares:
Shares sold	65,610	–
Reinvested dividends and distributions	–	–
Shares repurchased	(2,538)	–
Net Increase/(Decrease) in Fund Shares	63,072	–
Shares Outstanding, Beginning of Period	–	–
Shares Outstanding, End of Period	63,072	–
Transactions in Fund Shares – Class I Shares:
Shares sold	642,434	558,826
Reinvested dividends and distributions	1,106,762	201,942
Shares repurchased	(772,450)	(1,056,819)
Net Increase/(Decrease) in Fund Shares	976,746	(296,051)
Shares Outstanding, Beginning of Period	7,174,659	7,470,710
Shares Outstanding, End of Period	8,151,405	7,174,659
Transactions in Fund Shares – Class S Shares:
Shares sold	370	–
Reinvested dividends and distributions	1,047	141
Shares repurchased	–	(7,782)
Net Increase/(Decrease) in Fund Shares	1,417	(7,641)
Shares Outstanding, Beginning of Period	6,877	14,518
Shares Outstanding, End of Period	8,294	6,877
Transactions in Fund Shares – Class T Shares:
Shares sold	86,353	277,905
Reinvested dividends and distributions	25,268	407
Shares repurchased	(261,461)	(42,667)
Net Increase/(Decrease) in Fund Shares	(149,840)	235,645
Shares Outstanding, Beginning of Period	260,841	25,196
Shares Outstanding, End of Period	111,001	260,841

(1)	Period from April 24, 2015 (inception date) through June 30, 2015 for Class D Shares.

6.	Purchases and Sales of Investment Securities

For the year ended June 30, 2015, the aggregate cost of purchases and proceeds from sales of investment

Janus Investment Fund | 29

Notes to Financial Statements (continued)

securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

INTECH International Managed Volatility Fund	$136,642,954	$137,295,825	$–	$–

7.	Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2015 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

30 | JUNE 30, 2015

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders
of INTECH International Managed Volatility Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INTECH International Managed Volatility Fund (formerly named INTECH International Fund) (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) at June 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
August 13, 2015

Janus Investment Fund | 31

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service

32 | JUNE 30, 2015

providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the

Janus Investment Fund | 33

Additional Information (unaudited) (continued)

second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for

34 | JUNE 30, 2015

the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper

Janus Investment Fund | 35

Additional Information (unaudited) (continued)

quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

36 | JUNE 30, 2015

underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus

Janus Investment Fund | 37

Additional Information (unaudited) (continued)

Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also

38 | JUNE 30, 2015

noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that

Janus Investment Fund | 39

Additional Information (unaudited) (continued)

Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

40 | JUNE 30, 2015

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief

Janus Investment Fund | 41

Additional Information (unaudited) (continued)

that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

42 | JUNE 30, 2015

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2015. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will

Janus Investment Fund | 43

Useful Information About Your Fund Report (unaudited) (continued)

notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or

44 | JUNE 30, 2015

investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund | 45

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2015:

Foreign Taxes Paid and Foreign Source Income

Fund	Foreign Taxes Paid	Foreign Source Income

INTECH International Managed Volatility Fund	$138,245	$1,854,468

Capital Gain Distributions

Fund

INTECH International Managed Volatility Fund	$7,644,338

Qualified Dividend Income Percentage

Fund

INTECH International Managed Volatility Fund	100%

46 | JUNE 30, 2015

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 61 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Chief Executive Officer, Imprint Capital (impact investment firm) (since 2013), and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	61	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Janus Investment Fund | 47

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

					Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Managing Director, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	61	Director of MotiveQuest LLC (strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	61	Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

48 | JUNE 30, 2015

TRUSTEES (continued)

					Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	61	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	61	None

Janus Investment Fund | 49

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	61	Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

Trustee Consultant

Raudline Etienne* 151 Detroit Street Denver, CO 80206 DOB: 1965	Consultant	6/14-Present	Senior Vice President, Albright Stonebridge Group LLC (global strategy firm) (since 2011). Formerly, Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	N/A	Director of Brightwood Capital Advisors, LLC (since 2014).

*  Raudline Etienne was appointed consultant to the Trustees effective June 2, 2014. Shareholders of the Janus Funds are expected to be asked to elect Ms. Etienne as a Trustee at a future shareholder meeting.

50 | JUNE 30, 2015

OFFICERS

Principal Occupations During the
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Past Five Years

Stephanie Grauerholz 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, Vice President and Assistant Secretary of Janus Distributors LLC, and Vice President of Janus Services LLC (since 2015).

Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present	President of Janus Capital Group Inc. and Janus Capital Management LLC (since 2013); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013), and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund | 51

Notes

52 | JUNE 30, 2015

Notes

Janus Investment Fund | 53

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0815-94031	125-02-93014 08-15

annual report
June 30, 2015

INTECH U.S. Core Fund

Janus Investment Fund

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            INTECH U.S. Core Fund

INTECH U.S. Core Fund (unaudited) (closed to certain new investors)

FUND SNAPSHOT INTECH’s active approach focuses on adding value by selecting stocks with unique volatility characteristics and low correlations to one another.	Managed by INTECH Investment Management LLC

PERFORMANCE OVERVIEW

For the 12-month period ended June 30, 2015, INTECH U.S. Core Fund’s Class T Shares returned 7.10%. This compares to the 7.42% return posted by the S&P 500 Index, the Fund’s benchmark.

INVESTMENT STRATEGY

INTECH’s mathematical investing process seeks to build a more efficient portfolio than its benchmark, with returns in excess of the index while maintaining benchmark-like risk. The process does not attempt to predict the direction of the market, nor does it have a view of any particular company in the portfolio. Instead, it employs a proprietary optimization process to build portfolios with the potential to outperform the index by capturing stocks’ natural volatility.

Within specific risk controls, INTECH’s disciplined mathematical process establishes target proportional weightings for stocks in the Fund as a result of an optimization routine. Once the weights are determined and the portfolio is constructed, it is rebalanced and re-optimized on a periodic basis. By limiting the distance any one stock position can deviate from its benchmark weight, INTECH’s process attempts to control the relative risk of the portfolio. We believe that instituting an investment process aimed at providing consistent, positive excess returns at benchmark-like risk, will allow us to meet our shareholders’ objectives while minimizing the risk of underperformance relative to the benchmark.

PERFORMANCE REVIEW

The U.S. equity market as measured by the S&P 500 Index posted a positive return of 7.42% for the one-year period ended June 30, 2015. INTECH U.S. Core Fund slightly underperformed the S&P 500 Index over the period and generated a return of 7.10%.

The strategy’s active sector positioning tends to vary over time and is a function of the volatility and correlation characteristics of the underlying stocks. Over the past 12 months, the Fund was negatively impacted by average overweight allocations to the utilities and industrials sectors, which were among the weakest performing sectors over the period, as well as an underweight to the information technology sector. Stock selection, which is a residual of the investment process, also detracted during the period, especially within the energy sector.

OUTLOOK

INTECH attempts to generate a targeted excess return at the least amount of tracking error through all market cycles regardless of the direction the market moves or the magnitude of the move. While we may experience short periods of underperformance, we expect to exceed the benchmark over a three- to five-year time horizon.

Because INTECH does not conduct traditional economic or fundamental analysis, INTECH has no view on individual stocks, sectors, economic, or market conditions.

Going forward, INTECH will continue to implement its mathematical investment process in a disciplined and deliberate manner, with risk management remaining the hallmark of the investment process. At the same time, INTECH continues to make marginal improvements to the process, seeking an efficient portfolio that offers better long-term results than its benchmark regardless of the market’s direction.

Thank you for your investment in INTECH U.S. Core Fund.

Janus Investment Fund | 1

INTECH U.S. Core Fund (unaudited) (closed to certain new investors)

INTECH U.S. Core Fund At A Glance

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2015

Lockheed Martin Corp. Aerospace & Defense	2.5%
Anthem, Inc. Health Care Providers & Services	2.4%
Facebook, Inc. – Class A Internet Software & Services	2.1%
Southwest Airlines Co. Airlines	1.8%
Allergan PLC Pharmaceuticals	1.8%

10.6%

Asset Allocation – (% of Net Assets)
As of June 30, 2015

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2015

As of June 30, 2014

2 | JUNE 30, 2015

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2015					Expense Ratios – per the October 28, 2014 prospectuses
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

INTECH U.S. Core Fund – Class A Shares(1)

NAV	7.03%	17.96%	7.75%	10.28%	0.97%

MOP	0.86%	16.58%	7.11%	9.75%

INTECH U.S. Core Fund – Class C Shares(1)

NAV	6.21%	17.00%	6.94%	9.45%	1.75%

CDSC	5.25%	17.00%	6.94%	9.45%

INTECH U.S. Core Fund – Class D Shares(2)	7.23%	18.13%	8.00%	10.55%	0.80%

INTECH U.S. Core Fund – Class I Shares(1)	7.35%	18.28%	7.96%	10.51%	0.68%

INTECH U.S. Core Fund – Class N Shares(1)	7.10%	18.05%	7.96%	10.51%	0.64%

INTECH U.S. Core Fund – Class S Shares(1)	6.86%	17.75%	7.57%	10.09%	1.14%

INTECH U.S. Core Fund – Class T Shares(1)	7.10%	18.05%	7.96%	10.51%	0.89%

S&P 500® Index	7.42%	17.34%	7.89%	9.76%

Morningstar Quartile – Class T Shares	3rd	2nd	3rd	2nd

Morningstar Ranking – based on total returns for Large Growth Funds	1,294/1,743	475/1,538	750/1,314	362/1,216

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

See important disclosures on the next page.

Janus Investment Fund | 3

INTECH U.S. Core Fund (unaudited) (closed to certain new investors)

The expense ratios for Class N Shares are estimated.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

The proprietary mathematical process used by INTECH Investment Management LLC (“INTECH”) may not achieve the desired results. The rebalancing techniques used by the Fund may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a “buy and hold” or index fund strategy.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on October 28, 2014. Performance shown for periods prior to October 28, 2014, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Tracking Error is a divergence between the price behavior of a position or portfolio and the price behavior of a benchmark.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2015 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

The weighting of securities within the Fund’s portfolio may differ significantly from the weightings within the index. The index is unmanaged and not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – February 28, 2003
(1)	Closed to certain new investors as of the close of business on June 30, 2015.
(2)	Closed to certain new investors.

4 | JUNE 30, 2015

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/15)	(6/30/15)	(1/1/15 - 6/30/15)†	(1/1/15)	(6/30/15)	(1/1/15 - 6/30/15)†	(1/1/15 - 6/30/15)

Class A Shares	$1,000.00	$1,007.40	$4.48	$1,000.00	$1,020.33	$4.51	0.90%

Class C Shares	$1,000.00	$1,003.50	$8.30	$1,000.00	$1,016.51	$8.35	1.67%

Class D Shares	$1,000.00	$1,007.90	$3.73	$1,000.00	$1,021.08	$3.76	0.75%

Class I Shares	$1,000.00	$1,008.80	$3.09	$1,000.00	$1,021.72	$3.11	0.62%

Class N Shares	$1,000.00	$1,008.90	$2.94	$1,000.00	$1,021.87	$2.96	0.59%

Class S Shares	$1,000.00	$1,006.40	$5.37	$1,000.00	$1,019.44	$5.41	1.08%

Class T Shares	$1,000.00	$1,007.90	$4.18	$1,000.00	$1,020.63	$4.21	0.84%

†	Hypothetical Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund | 5

INTECH U.S. Core Fund

Schedule of Investments

As of June 30, 2015

Shares		Value
Common Stocks – 99.5%
Aerospace & Defense – 4.9%
28,800	General Dynamics Corp.	$4,080,672
92,900	Lockheed Martin Corp.	17,270,110
19,800	Northrop Grumman Corp.	3,140,874
73,200	Raytheon Co.	7,003,776
19,000	Rockwell Collins, Inc.	1,754,650
22,200	Textron, Inc.	990,786

		34,240,868
Air Freight & Logistics – 1.1%
72,300	CH Robinson Worldwide, Inc.	4,510,797
18,200	FedEx Corp.	3,101,280

		7,612,077
Airlines – 1.9%
7,100	American Airlines Group, Inc.	283,539
391,700	Southwest Airlines Co.	12,961,353

		13,244,892
Auto Components – 0.3%
8,600	BorgWarner, Inc.	488,824
8,800	Delphi Automotive PLC	748,792
24,400	Goodyear Tire & Rubber Co.	735,660
2,100	Johnson Controls, Inc.	104,013

		2,077,289
Automobiles – 0.1%
25,600	Ford Motor Co.	384,256
Beverages – 1.7%
19,800	Constellation Brands, Inc. – Class A	2,297,196
101,200	Dr Pepper Snapple Group, Inc.	7,377,480
13,100	Monster Beverage Corp.*	1,755,662
7,600	PepsiCo, Inc.	709,384

		12,139,722
Biotechnology – 2.4%
37,800	Amgen, Inc.	5,803,056
24,800	Celgene Corp.*	2,870,228
6,000	Gilead Sciences, Inc.	702,480
14,200	Regeneron Pharmaceuticals, Inc.*	7,243,846
4,500	Vertex Pharmaceuticals, Inc.*	555,660

		17,175,270
Building Products – 0.3%
25,300	Allegion PLC	1,521,542
21,800	Masco Corp.	581,406

		2,102,948
Capital Markets – 3.3%
1,600	Affiliated Managers Group, Inc.*	349,760
2,000	BlackRock, Inc.	691,960
73,300	E*TRADE Financial Corp.*	2,195,335
30,300	Goldman Sachs Group, Inc.	6,326,337
209,500	Morgan Stanley	8,126,505
60,400	Northern Trust Corp.	4,618,184
13,800	State Street Corp.	1,062,600

		23,370,681
Chemicals – 1.1%
9,900	Air Products & Chemicals, Inc.	1,354,617
8,800	Ecolab, Inc.	995,016
8,000	International Flavors & Fragrances, Inc.	874,320
10,300	LyondellBasell Industries NV – Class A	1,066,256
13,500	Sherwin-Williams Co.	3,712,770

		8,002,979
Commercial Banks – 0.6%
25,800	Huntington Bancshares, Inc.	291,798
6,400	M&T Bank Corp.	799,552
59,080	Wells Fargo & Co.	3,322,659

		4,414,009
Commercial Services & Supplies – 2.3%
57,600	ADT Corp.#	1,933,632
48,900	Cintas Corp.	4,136,451
120,900	Republic Services, Inc.	4,735,653
5,500	Stericycle, Inc.*	736,505
102,800	Waste Management, Inc.	4,764,780

		16,307,021
Communications Equipment – 0.4%
18,200	F5 Networks, Inc.*	2,190,370
11,200	Juniper Networks, Inc.	290,864

		2,481,234
Construction Materials – 0.6%
1,000	Martin Marietta Materials, Inc.	141,510
45,500	Vulcan Materials Co.	3,818,815

		3,960,325
Consumer Finance – 2.0%
5,300	Capital One Financial Corp.	466,241
170,400	Discover Financial Services	9,818,448
213,100	Navient Corp.	3,880,551

		14,165,240
Containers & Packaging – 0.8%
6,200	Avery Dennison Corp.	377,828
18,700	Ball Corp.	1,311,805
79,600	Sealed Air Corp.	4,089,848

		5,779,481
Distributors – 0.7%
55,200	Genuine Parts Co.	4,942,056
Diversified Financial Services – 3.1%
9,100	Berkshire Hathaway, Inc. – Class B*	1,238,601
135,500	CME Group, Inc.	12,609,630
41,400	McGraw Hill Financial, Inc.	4,158,630
9,600	Moody’s Corp.	1,036,416
56,700	NASDAQ OMX Group, Inc.	2,767,527

		21,810,804
Diversified Telecommunication Services – 1.2%
224,100	CenturyLink, Inc.	6,584,058
120,500	Frontier Communications Corp.	596,475
23,300	Level 3 Communications, Inc.*	1,227,211

		8,407,744
Electric Utilities – 1.6%
4,400	Edison International	244,552
91,600	Entergy Corp.	6,457,800
38,900	Eversource Energy	1,766,449
7,000	Exelon Corp.	219,940
8,700	FirstEnergy Corp.	283,185
42,900	Pinnacle West Capital Corp.	2,440,581

		11,412,507

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6 | JUNE 30, 2015

Schedule of Investments

As of June 30, 2015

Shares		Value
Electronic Equipment, Instruments & Components – 0.5%
53,600	Amphenol Corp. – Class A	$3,107,192
2,800	TE Connectivity, Ltd. (U.S. Shares)	180,040

		3,287,232
Energy Equipment & Services – 0%
4,900	Baker Hughes, Inc.	302,330
Food & Staples Retailing – 3.2%
17,600	Costco Wholesale Corp.	2,377,056
110,700	CVS Health Corp.	11,610,216
115,100	Kroger Co.	8,345,901
3,800	Walgreens Boots Alliance, Inc.	320,872

		22,654,045
Food Products – 1.5%
22,500	Archer-Daniels-Midland Co.	1,084,950
187,900	ConAgra Foods, Inc.	8,214,988
5,700	Hershey Co.	506,331
10,700	Hormel Foods Corp.	603,159
1,600	JM Smucker Co.	173,456

		10,582,884
Health Care Equipment & Supplies – 2.0%
90,500	Boston Scientific Corp.*	1,601,850
53,800	Edwards Lifesciences Corp.*	7,662,734
7,100	Intuitive Surgical, Inc.*	3,439,950
16,000	Stryker Corp.	1,529,120

		14,233,654
Health Care Providers & Services – 8.7%
12,963	Aetna, Inc.	1,652,264
104,100	AmerisourceBergen Corp.	11,069,994
101,700	Anthem, Inc.	16,693,038
89,700	Cardinal Health, Inc.	7,503,405
19,400	Cigna Corp.	3,142,800
15,300	DaVita HealthCare Partners, Inc.*	1,215,891
10,300	Humana, Inc.	1,970,184
13,900	Laboratory Corp. of America Holdings*	1,684,958
25,500	McKesson Corp.	5,732,655
34,000	Patterson Cos., Inc.	1,654,100
35,900	Quest Diagnostics, Inc.	2,603,468
23,000	UnitedHealth Group, Inc.	2,806,000
24,300	Universal Health Services, Inc. – Class B	3,453,030

		61,181,787
Health Care Technology – 0.4%
40,500	Cerner Corp.*	2,796,930
Hotels, Restaurants & Leisure – 3.3%
35,300	Carnival Corp. (U.S. Shares)	1,743,467
5,800	Chipotle Mexican Grill, Inc.*	3,508,942
25,800	Darden Restaurants, Inc.	1,833,864
115,500	Marriott International, Inc. – Class A	8,592,045
51,000	Royal Caribbean Cruises, Ltd. (U.S. Shares)	4,013,190
41,900	Wyndham Worldwide Corp.	3,432,029

		23,123,537
Household Durables – 2.3%
78,500	DR Horton, Inc.	2,147,760
62,100	Leggett & Platt, Inc.	3,023,028
23,300	Lennar Corp. – Class A	1,189,232
7,300	Mohawk Industries, Inc.*	1,393,570
108,300	Newell Rubbermaid, Inc.	4,452,213
48,000	PulteGroup, Inc.	967,200
17,200	Whirlpool Corp.	2,976,460

		16,149,463
Household Products – 0.1%
4,300	Clorox Co.	447,286
Industrial Conglomerates – 0%
1,000	Roper Industries, Inc.	172,460
Information Technology Services – 1.9%
39,300	Automatic Data Processing, Inc.	3,153,039
9,600	Cognizant Technology Solutions Corp. – Class A*	586,464
45,800	Fidelity National Information Services, Inc.	2,830,440
47,300	Fiserv, Inc.*	3,917,859
32,100	Paychex, Inc.	1,504,848
5,700	Total System Services, Inc.	238,089
51,000	Western Union Co.	1,036,830
40,600	Xerox Corp.	431,984

		13,699,553
Insurance – 2.3%
6,600	ACE, Ltd. (U.S. Shares)	671,088
12,400	Aflac, Inc.	771,280
41,800	Allstate Corp.	2,711,566
14,100	Aon PLC	1,405,488
9,500	Chubb Corp.	903,830
4,200	Cincinnati Financial Corp.	210,756
96,400	Hartford Financial Services Group, Inc.	4,007,348
20,900	Lincoln National Corp.	1,237,698
41,000	Marsh & McLennan Cos., Inc.	2,324,700
700	Principal Financial Group, Inc.	35,903
16,700	Travelers Cos., Inc.	1,614,222
13,600	XL Group PLC	505,920

		16,399,799
Internet Software & Services – 3.3%
14,600	Akamai Technologies, Inc.*	1,019,372
171,900	Facebook, Inc. – Class A*	14,743,004
14,500	VeriSign, Inc.*,#	894,940
160,300	Yahoo!, Inc.*	6,298,187

		22,955,503
Leisure Products – 0.1%
7,700	Hasbro, Inc.	575,883
Life Sciences Tools & Services – 0.1%
15,700	PerkinElmer, Inc.	826,448
Machinery – 0.7%
1,600	Illinois Tool Works, Inc.	146,864
37,400	Pall Corp.	4,654,430

		4,801,294
Media – 0.8%
11,600	CBS Corp. – Class B	643,800
15,100	Gannett Co., Inc.*	211,249
41,100	Interpublic Group of Cos., Inc.	791,997
6,900	Omnicom Group, Inc.	479,481
30,200	TEGNA, Inc.	968,514
2,500	Time Warner Cable, Inc.	445,425
4,100	Time Warner, Inc.	358,381
18,000	Walt Disney Co.	2,054,520

		5,953,367

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 7

INTECH U.S. Core Fund

Schedule of Investments

As of June 30, 2015

Shares		Value
Multi-Utilities – 1.5%
95,400	Ameren Corp.	$3,594,672
17,600	CMS Energy Corp.	560,384
28,700	NiSource, Inc.	1,308,433
45,600	Sempra Energy	4,511,664
7,557	WEC Energy Group, Inc.	339,838

		10,314,991
Multiline Retail – 2.6%
12,200	Dollar General Corp.	948,428
65,800	Dollar Tree, Inc.*	5,197,542
83,600	Kohl’s Corp.	5,234,196
28,000	Nordstrom, Inc.	2,086,000
58,800	Target Corp.	4,799,844

		18,266,010
Oil, Gas & Consumable Fuels – 1.3%
16,900	Cimarex Energy Co.	1,864,239
22,400	Marathon Petroleum Corp.	1,171,744
27,500	Newfield Exploration Co.*	993,300
5,500	Pioneer Natural Resources Co.	762,795
27,800	Tesoro Corp.	2,346,598
33,100	Valero Energy Corp.	2,072,060
1,200	Williams Cos., Inc.	68,868

		9,279,604
Personal Products – 0%
3,300	Estee Lauder Cos., Inc. – Class A	285,978
Pharmaceuticals – 4.8%
42,374	Allergan PLC*	12,858,814
19,200	Eli Lilly & Co.	1,603,008
20,700	Endo International PLC*	1,648,755
11,800	Hospira, Inc.*	1,046,778
57,000	Mallinckrodt PLC*	6,710,040
206,400	Zoetis, Inc.	9,952,608

		33,820,003
Professional Services – 0.4%
8,100	Dun & Bradstreet Corp.	988,200
9,900	Equifax, Inc.	961,191
12,600	Robert Half International, Inc.	699,300

		2,648,691
Real Estate Investment Trusts (REITs) – 3.0%
39,200	AvalonBay Communities, Inc.	6,266,904
5,200	Boston Properties, Inc.	629,408
3,700	Crown Castle International Corp.	297,110
107,300	Equity Residential	7,529,241
5,400	Essex Property Trust, Inc.	1,147,500
24,500	General Growth Properties, Inc.	628,670
2,800	Health Care REIT, Inc.	183,764
69,600	Iron Mountain, Inc.	2,157,600
19,200	Macerich Co.	1,432,320
5,700	Plum Creek Timber Co., Inc.	231,249
2,200	SL Green Realty Corp.	241,758
2,800	Vornado Realty Trust	265,804

		21,011,328
Real Estate Management & Development – 0.2%
32,900	CBRE Group, Inc. – Class A*	1,217,300
Road & Rail – 4.1%
141,400	CSX Corp.	4,616,710
58,000	Kansas City Southern	5,289,600
106,600	Norfolk Southern Corp.	9,312,576
104,700	Union Pacific Corp.	9,985,239

		29,204,125
Semiconductor & Semiconductor Equipment – 4.1%
3,200	Analog Devices, Inc.	205,392
84,500	Avago Technologies, Ltd.	11,232,585
166,500	Broadcom Corp. – Class A	8,573,085
6,300	First Solar, Inc.*	295,974
18,200	KLA-Tencor Corp.	1,023,022
34,800	Lam Research Corp.	2,830,980
19,000	NVIDIA Corp.	382,090
44,000	Skyworks Solutions, Inc.	4,580,400

		29,123,528
Software – 2.3%
52,500	CA, Inc.	1,537,725
108,000	Electronic Arts, Inc.*	7,182,000
24,800	Intuit, Inc.	2,499,096
33,000	Red Hat, Inc.*	2,505,690
108,900	Symantec Corp.	2,531,925

		16,256,436
Specialty Retail – 8.4%
4,100	AutoNation, Inc.*	258,218
1,300	AutoZone, Inc.*	866,970
20,700	Bed Bath & Beyond, Inc.*	1,427,886
156,100	Best Buy Co., Inc.	5,090,421
54,000	CarMax, Inc.*	3,575,340
113,400	Home Depot, Inc.	12,602,142
126,500	L Brands, Inc.	10,844,845
123,700	Lowe’s Cos., Inc.	8,284,189
19,500	O’Reilly Automotive, Inc.*	4,406,610
118,000	Ross Stores, Inc.	5,735,980
282,800	Staples, Inc.	4,329,668
9,000	TJX Cos., Inc.	595,530
10,800	Tractor Supply Co.	971,352

		58,989,151
Technology Hardware, Storage & Peripherals – 1.6%
24,600	Apple, Inc.	3,085,455
4,200	NetApp, Inc.	132,552
56,200	Seagate Technology PLC	2,669,500
71,700	Western Digital Corp.	5,622,714

		11,510,221
Textiles, Apparel & Luxury Goods – 1.9%
42,400	Coach, Inc.	1,467,464
15,100	Hanesbrands, Inc.	503,132
6,100	Ralph Lauren Corp.	807,396
23,600	Under Armour, Inc. – Class A*	1,969,184
122,800	VF Corp.	8,564,072

		13,311,248
Tobacco – 1.7%
204,700	Altria Group, Inc.	10,011,877
29,828	Reynolds American, Inc.	2,226,958

		12,238,835

Total Common Stocks (cost $642,629,912)		701,652,307

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | JUNE 30, 2015

Schedule of Investments

As of June 30, 2015

Shares		Value
Investment Companies – 0.4%
Investments Purchased with Cash Collateral from Securities Lending – 0.1%
606,750	Janus Cash Collateral Fund LLC, 0.1304%°°,£	$606,750
Money Markets – 0.3%
1,953,000	Janus Cash Liquidity Fund LLC, 0.1291%°°,£	1,953,000

Total Investment Companies (cost $2,559,750)		2,559,750
Total Investments (total cost $645,189,662) – 99.9%		704,212,057

Cash, Receivables and Other Assets, net of Liabilities – 0.1%		597,111

Net Assets – 100%		$704,809,168

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 9

Notes to Schedule of Investments and Other Information

S&P 500® Index	Measures broad U.S. equity performance.

LLC	Limited Liability Company

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

°°	Rate shown is the 7-day yield as of June 30, 2015.

#	Loaned security; a portion of the security is on loan at June 30, 2015.

£	The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended June 30, 2015. Unless otherwise indicated, all information in the table is for the year ended June 30, 2015.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/14	Purchases	Sales	at 6/30/15	Gain/(Loss)	Income	at 6/30/15

INTECH U.S. Core Fund
Janus Cash Collateral Fund LLC	27,567,537	60,896,719	(87,857,506)	606,750	$–	$20,073(1)	$606,750
Janus Cash Liquidity Fund LLC	3,538,525	138,476,846	(140,062,371)	1,953,000	–	4,126	1,953,000

Total					$–	$24,199	$2,559,750

(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2015. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2015)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

INTECH U.S. Core Fund
Assets
Investments in Securities:
Common Stocks	$701,652,307	$–	$–

Investment Companies	–	2,559,750	–

Total Assets	$701,652,307	$2,559,750	$–

10 | JUNE 30, 2015

Statement of Assets and Liabilities

As of June 30, 2015	INTECH U.S. Core Fund

Assets:
Investments, at cost	$645,189,662
Unaffiliated investments, at value(1)	$701,652,307
Affiliated investments, at value	2,559,750
Cash	125,604
Non-interested Trustees’ deferred compensation	14,094
Receivables:
Investments sold	1,011,912
Fund shares sold	527,682
Dividends	818,147
Dividends from affiliates	81
Other assets	1,403
Total Assets	706,710,980
Liabilities:
Collateral for securities loaned (Note 2)	606,750
Payables:
Fund shares repurchased	739,498
Advisory fees	299,194
Fund administration fees	5,684
Transfer agent fees and expenses	113,267
12b-1 Distribution and shareholder servicing fees	40,907
Non-interested Trustees’ fees and expenses	4,653
Non-interested Trustees’ deferred compensation fees	14,094
Accrued expenses and other payables	77,765
Total Liabilities	1,901,812
Net Assets	$704,809,168

See footnotes at the end of the Statement.
See Notes to Financial Statements.

Janus Investment Fund | 11

Statement of Assets and Liabilities  (continued)

As of June 30, 2015	INTECH U.S. Core Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)	$561,292,470
Undistributed net investment income/(loss)	381,266
Undistributed net realized gain/(loss) from investments	84,110,483
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	59,024,949
Total Net Assets	$704,809,168
Net Assets - Class A Shares	$27,844,791
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,360,180
Net Asset Value Per Share(2)	$20.47
Maximum Offering Price Per Share(3)	$21.72
Net Assets - Class C Shares	$19,375,856
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	954,994
Net Asset Value Per Share(2)	$20.29
Net Assets - Class D Shares	$302,054,002
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	14,734,862
Net Asset Value Per Share	$20.50
Net Assets - Class I Shares	$153,922,377
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	7,502,659
Net Asset Value Per Share	$20.52
Net Assets - Class N Shares	$53,268
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,598
Net Asset Value Per Share	$20.50
Net Assets - Class S Shares	$45,677,559
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,238,023
Net Asset Value Per Share	$20.41
Net Assets - Class T Shares	$155,881,315
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	7,608,109
Net Asset Value Per Share	$20.49

(1)	Includes $592,937 of securities on loan. See Note 2 in Notes to Financial Statements.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

12 | JUNE 30, 2015

Statement of Operations

For the year ended June 30, 2015	INTECH U.S. Core Fund

Investment Income:
Affiliated securities lending income, net	$20,073
Dividends	13,496,068
Dividends from affiliates	4,126
Other income	627
Foreign tax withheld	(4,489)
Total Investment Income	13,516,405
Expenses:
Advisory fees	3,732,510
12b-1 Distribution and shareholder servicing fees:
Class A Shares	60,837
Class C Shares	175,113
Class S Shares	95,391
Transfer agent administrative fees and expenses:
Class D Shares	364,258
Class S Shares	95,391
Class T Shares	394,896
Transfer agent networking and omnibus fees:
Class A Shares	14,238
Class C Shares	12,628
Class I Shares	66,677
Other transfer agent fees and expenses:
Class A Shares	2,722
Class C Shares	2,546
Class D Shares	72,400
Class I Shares	7,159
Class N Shares	4
Class S Shares	423
Class T Shares	2,418
Shareholder reports expense	121,419
Registration fees	135,959
Custodian fees	9,912
Professional fees	56,430
Non-interested Trustees’ fees and expenses	16,527
Fund administration fees	65,332
Other expenses	49,942
Total Expenses	5,555,132
Net Expenses	5,555,132
Net Investment Income/(Loss)	7,961,273
Net Realized Gain/(Loss) on Investments:
Investments	127,721,620
Total Net Realized Gain/(Loss) on Investments	127,721,620
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	(85,507,353)
Total Change in Unrealized Net Appreciation/Depreciation	(85,507,353)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$50,175,540

See Notes to Financial Statements.

Janus Investment Fund | 13

Statements of Changes in Net Assets

	INTECH U.S.
	Core Fund
For each year ended June 30	2015	2014

Operations:
Net investment income/(loss)	$7,961,273	$4,984,969
Net realized gain/(loss) on investments	127,721,620	63,418,240
Change in unrealized net appreciation/depreciation	(85,507,353)	63,294,707
Net Increase/(Decrease) in Net Assets Resulting from Operations	50,175,540	131,697,916
Dividends and Distributions to Shareholders:
Net Investment Income
Class A Shares	(268,894)	(106,975)
Class C Shares	(113,169)	–
Class D Shares	(4,032,376)	(1,738,038)
Class I Shares	(2,552,408)	(1,141,080)
Class N Shares	(790)	N/A
Class S Shares	(447,314)	(144,066)
Class T Shares	(1,959,455)	(798,297)
Net Realized Gain from Investment Transactions
Class A Shares	(2,063,321)	(709,906)
Class C Shares	(1,613,253)	(406,946)
Class D Shares	(27,476,602)	(9,598,255)
Class I Shares	(16,084,717)	(5,389,027)
Class N Shares	(4,713)	N/A
Class S Shares	(3,650,313)	(950,584)
Class T Shares	(14,157,903)	(4,897,157)
Net Decrease from Dividends and Distributions to Shareholders	(74,425,228)	(25,880,331)
Capital Share Transactions:
Shares Sold
Class A Shares	12,215,194	8,245,172
Class C Shares	6,808,087	4,275,209
Class D Shares	34,579,972	41,263,190
Class I Shares	38,630,534	104,048,932
Class N Shares	50,000	N/A
Class S Shares	26,010,870	26,799,092
Class T Shares	42,244,897	40,051,072
Reinvested Dividends and Distributions
Class A Shares	2,280,488	798,639
Class C Shares	1,162,392	219,900
Class D Shares	31,143,810	11,208,285
Class I Shares	18,374,908	6,459,372
Class N Shares	5,503	N/A
Class S Shares	4,097,032	1,094,251
Class T Shares	15,565,048	5,590,656
Shares Repurchased
Class A Shares	(8,378,578)	(6,172,027)
Class C Shares	(1,851,969)	(1,651,898)
Class D Shares	(39,120,018)	(33,834,242)
Class I Shares	(72,692,243)	(33,312,776)
Class S Shares	(13,113,758)	(7,489,023)
Class T Shares	(43,977,076)	(31,327,767)
Net Increase/(Decrease) from Capital Share Transactions	54,035,093	136,266,037
Net Increase/(Decrease) in Net Assets	29,785,405	242,083,622
Net Assets:
Beginning of period	675,023,763	432,940,141
End of period	$704,809,168	$675,023,763

Undistributed Net Investment Income/(Loss)	$381,266	$2,444,388

See Notes to Financial Statements.

14 | JUNE 30, 2015

Financial Highlights

Class A Shares

	INTECH U.S. Core Fund
For a share outstanding during each year ended June 30	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$21.27	$17.66	$14.72	$14.31	$10.72
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.21(1)	0.14(1)	0.18	0.15	0.10
Net realized and unrealized gain/(loss)	1.27	4.34	2.96	0.39	3.58
Total from Investment Operations	1.48	4.48	3.14	0.54	3.68
Less Dividends and Distributions:
Dividends (from net investment income)	(0.26)	(0.11)	(0.20)	(0.13)	(0.09)
Distributions (from capital gains)	(2.02)	(0.76)	–	–	–
Total Dividends and Distributions	(2.28)	(0.87)	(0.20)	(0.13)	(0.09)
Net Asset Value, End of Period	$20.47	$21.27	$17.66	$14.72	$14.31
Total Return	7.03%	25.84%	21.48%	3.83%	34.44%
Net Assets, End of Period (in thousands)	$27,845	$22,550	$16,242	$13,486	$14,544
Average Net Assets for the Period (in thousands)	$24,335	$18,644	$13,430	$13,834	$13,331
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.89%	0.97%	0.98%	0.99%	0.98%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.89%	0.97%	0.98%	0.99%	0.98%
Ratio of Net Investment Income/(Loss)	0.97%	0.70%	1.05%	1.03%	0.82%
Portfolio Turnover Rate	130%	59%	67%	73%	93%

Class C Shares

	INTECH U.S. Core Fund
For a share outstanding during each year ended June 30	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$21.14	$17.59	$14.68	$14.26	$10.71
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.05(1)	(0.01)(1)	0.04	0.03	–(2)
Net realized and unrealized gain/(loss)	1.26	4.32	2.96	0.39	3.56
Total from Investment Operations	1.31	4.31	3.00	0.42	3.56
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	–	(0.09)	–	(0.01)
Distributions (from capital gains)	(2.02)	(0.76)	–	–	–
Total Dividends and Distributions	(2.16)	(0.76)	(0.09)	–	(0.01)
Net Asset Value, End of Period	$20.29	$21.14	$17.59	$14.68	$14.26
Total Return	6.21%	24.87%	20.51%	2.95%	33.26%
Net Assets, End of Period (in thousands)	$19,376	$14,013	$9,154	$6,450	$6,755
Average Net Assets for the Period (in thousands)	$17,511	$11,106	$7,536	$6,402	$6,690
Ratios to Average Net Assets:
Ratio of Gross Expenses	1.66%	1.75%	1.77%	1.83%	1.80%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.66%	1.75%	1.77%	1.83%	1.80%
Ratio of Net Investment Income/(Loss)	0.22%	(0.07)%	0.25%	0.20%	(0.01)%
Portfolio Turnover Rate	130%	59%	67%	73%	93%

(1)	Per share amounts are calculated based on average shares outstanding during the year.
(2)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund | 15

Financial Highlights  (continued)

Class D Shares

	INTECH U.S. Core Fund
For a share outstanding during each year ended June 30	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$21.29	$17.67	$14.74	$14.32	$10.74
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.24(1)	0.17(1)	0.19	0.17	0.13
Net realized and unrealized gain/(loss)	1.29	4.35	2.97	0.39	3.59
Total from Investment Operations	1.53	4.52	3.16	0.56	3.72
Less Dividends and Distributions:
Dividends (from net investment income)	(0.30)	(0.14)	(0.23)	(0.14)	(0.14)
Distributions (from capital gains)	(2.02)	(0.76)	–	–	–
Redemption fees	N/A	N/A	N/A	–(2)	–(2)
Total Dividends and Distributions	(2.32)	(0.90)	(0.23)	(0.14)	(0.14)
Net Asset Value, End of Period	$20.50	$21.29	$17.67	$14.74	$14.32
Total Return	7.23%	26.02%	21.62%	3.96%	34.74%
Net Assets, End of Period (in thousands)	$302,054	$286,019	$220,548	$174,853	$173,097
Average Net Assets for the Period (in thousands)	$303,548	$255,973	$192,611	$168,338	$156,479
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.74%	0.80%	0.85%	0.84%	0.82%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.74%	0.80%	0.85%	0.84%	0.82%
Ratio of Net Investment Income/(Loss)	1.14%	0.87%	1.17%	1.20%	0.96%
Portfolio Turnover Rate	130%	59%	67%	73%	93%

Class I Shares

	INTECH U.S. Core Fund
For a share outstanding during each year ended June 30	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$21.31	$17.68	$14.75	$14.33	$10.75
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.27(1)	0.20(1)	0.19	0.20	0.16
Net realized and unrealized gain/(loss)	1.28	4.35	2.99	0.37	3.57
Total from Investment Operations	1.55	4.55	3.18	0.57	3.73
Less Dividends and Distributions:
Dividends (from net investment income)	(0.32)	(0.16)	(0.25)	(0.15)	(0.15)
Distributions (from capital gains)	(2.02)	(0.76)	–	–	–
Redemption fees	N/A	N/A	N/A	–(2)	–(2)
Total Dividends and Distributions	(2.34)	(0.92)	(0.25)	(0.15)	(0.15)
Net Asset Value, End of Period	$20.52	$21.31	$17.68	$14.75	$14.33
Total Return	7.35%	26.22%	21.75%	4.06%	34.84%
Net Assets, End of Period (in thousands)	$153,922	$174,615	$71,592	$50,196	$55,567
Average Net Assets for the Period (in thousands)	$178,491	$147,897	$56,472	$52,297	$53,512
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.61%	0.68%	0.75%	0.72%	0.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.61%	0.68%	0.75%	0.72%	0.72%
Ratio of Net Investment Income/(Loss)	1.26%	1.00%	1.27%	1.31%	1.07%
Portfolio Turnover Rate	130%	59%	67%	73%	93%

(1)	Per share amounts are calculated based on average shares outstanding during the year.
(2)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

16 | JUNE 30, 2015

Class N Shares

INTECH U.S. Core Fund
For a share outstanding during the period ended June 30	2015(1)

Net Asset Value, Beginning of Period	$21.73
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.20
Net realized and unrealized gain/(loss)	0.93
Total from Investment Operations	1.13
Less Dividends and Distributions:
Dividends (from net investment income)	(0.34)
Distributions (from capital gains)	(2.02)
Total Dividends and Distributions	(2.36)
Net Asset Value, End of Period	$20.50
Total Return*	5.26%
Net Assets, End of Period (in thousands)	$53
Average Net Assets for the Period (in thousands)	$53
Ratios to Average Net Assets:
Ratio of Gross Expenses**	0.59%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	0.59%
Ratio of Net Investment Income/(Loss)**	1.45%
Portfolio Turnover Rate	130%

Class S Shares

	INTECH U.S. Core Fund
For a share outstanding during each year ended June 30	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$21.23	$17.66	$14.73	$14.29	$10.73
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.17(2)	0.11(2)	0.16	0.12	0.08
Net realized and unrealized gain/(loss)	1.28	4.34	2.94	0.40	3.57
Total from Investment Operations	1.45	4.45	3.10	0.52	3.65
Less Dividends and Distributions:
Dividends (from net investment income)	(0.25)	(0.12)	(0.17)	(0.09)	(0.09)
Distributions (from capital gains)	(2.02)	(0.76)	–	–	–
Redemption fees	N/A	N/A	N/A	0.01	–(3)
Total Dividends and Distributions	(2.27)	(0.88)	(0.17)	(0.08)	(0.09)
Net Asset Value, End of Period	$20.41	$21.23	$17.66	$14.73	$14.29
Total Return	6.86%	25.61%	21.20%	3.75%	34.11%
Net Assets, End of Period (in thousands)	$45,678	$30,533	$5,996	$4,645	$4,836
Average Net Assets for the Period (in thousands)	$38,156	$24,601	$4,857	$4,525	$4,423
Ratios to Average Net Assets:
Ratio of Gross Expenses	1.07%	1.14%	1.17%	1.16%	1.18%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.07%	1.14%	1.17%	1.16%	1.18%
Ratio of Net Investment Income/(Loss)	0.81%	0.54%	0.86%	0.88%	0.61%
Portfolio Turnover Rate	130%	59%	67%	73%	93%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from October 28, 2014 (inception date) through June 30, 2015.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Investment Fund | 17

Financial Highlights  (continued)

Class T Shares

	INTECH U.S. Core Fund
For a share outstanding during each year ended June 30	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$21.29	$17.67	$14.74	$14.31	$10.74
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.22(1)	0.16(1)	0.18	0.15	0.12
Net realized and unrealized gain/(loss)	1.28	4.34	2.97	0.40	3.58
Total from Investment Operations	1.50	4.50	3.15	0.55	3.70
Less Dividends and Distributions:
Dividends (from net investment income)	(0.28)	(0.12)	(0.22)	(0.12)	(0.13)
Distributions (from capital gains)	(2.02)	(0.76)	–	–	–
Redemption fees	N/A	N/A	N/A	–(2)	–(2)
Total Dividends and Distributions	(2.30)	(0.88)	(0.22)	(0.12)	(0.13)
Net Asset Value, End of Period	$20.49	$21.29	$17.67	$14.74	$14.31
Total Return	7.10%	25.94%	21.58%	3.93%	34.53%
Net Assets, End of Period (in thousands)	$155,881	$147,294	$109,408	$83,640	$74,483
Average Net Assets for the Period (in thousands)	$157,958	$129,992	$92,764	$75,220	$66,619
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.82%	0.89%	0.92%	0.91%	0.92%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.82%	0.89%	0.92%	0.91%	0.92%
Ratio of Net Investment Income/(Loss)	1.05%	0.79%	1.11%	1.14%	0.87%
Portfolio Turnover Rate	130%	59%	67%	73%	93%

(1)	Per share amounts are calculated based on average shares outstanding during the year.
(2)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

18 | JUNE 30, 2015

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

INTECH U.S. Core Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in common stocks. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class N Shares also are available to Janus proprietary products.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued

Janus Investment Fund | 19

Notes to Financial Statements (continued)

at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary
FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

20 | JUNE 30, 2015

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions
The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2.	Other Investments and Strategies

Additional Investment Risk
The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased

Janus Investment Fund | 21

Notes to Financial Statements (continued)

volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities
The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund’s Schedule of Investments.

22 | JUNE 30, 2015

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
Counterparty	of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Deutsche Bank AG	$592,937	$–	$(592,937)	$–

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

Real Estate Investing
To the extent that real estate-related securities may be included in the Fund’s named benchmark index, INTECH’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending
Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management

Janus Investment Fund | 23

Notes to Financial Statements (continued)

vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments. Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

3.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s “base” fee rate prior to any performance adjustment (expressed as an annual rate).

Base
Fund	Fee Rate (%)

INTECH U.S. Core Fund	0.50

The investment advisory fee rate is determined by calculating a base fee (shown in the table above) and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

INTECH U.S. Core Fund	S&P 500® Index

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period.

The Fund’s prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment, if applicable. The performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses for the year ended June 30, 2015 is below:

Performance Adjusted
Investment Advisory
Fund	Fee Rate (%)

INTECH U.S. Core Fund	0.52

INTECH Investment Management LLC (“INTECH”) serves as subadviser to the Fund. As subadviser, INTECH provides day-to-day management of the investment operations of the Fund subject to the general oversight of Janus Capital. Janus Capital owns approximately 97% of INTECH.

Janus Capital pays INTECH a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (calculated after any applicable performance fee adjustment). The subadvisory fee paid by Janus Capital to INTECH adjusts up or down based on the Fund’s performance relative to its benchmark index over the performance measurement period.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the transfer agency agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least November 1, 2015.

Previous
	New Expense	Expense
	Limit (%)	Limit (%)
	(November 1,	(until November
Fund	2014 to present)	1, 2014)

INTECH U.S. Core Fund	0.80	0.75

If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

24 | JUNE 30, 2015

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the transfer agency agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived).

Janus Investment Fund | 25

Notes to Financial Statements (continued)

The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $580,523 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2015. The Fund’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2015 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2015 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $279,000 were paid by the Trust to a Trustee under the Deferred Plan during the year ended June 30, 2015.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2015 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the year ended June 30, 2015, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

INTECH U.S. Core Fund	$11,105

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended June 30, 2015, redeeming shareholders of Class A Shares paid the following CDSCs to Janus Distributors:

Fund (Class A Shares)	CDSC

INTECH U.S. Core Fund	$596

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the

26 | JUNE 30, 2015

redemption of the Class C Shares redeemed. During the year ended June 30, 2015, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

INTECH U.S. Core Fund	$904

As of June 30, 2015, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

	% of Class	% of Fund
Fund	Owned	Owned

INTECH U.S. Core Fund - Class A Shares	-%	-%
INTECH U.S. Core Fund - Class C Shares	-	-
INTECH U.S. Core Fund - Class D Shares	-	-
INTECH U.S. Core Fund - Class I Shares	-	-
INTECH U.S. Core Fund - Class N Shares	100	0
INTECH U.S. Core Fund - Class S Shares	-	-
INTECH U.S. Core Fund - Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

4.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, tax equalization, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The Fund has elected to defer post-October losses and qualified late-year losses as noted in the table below. These losses will be deferred for tax purposes and recognized during the next fiscal year.

	Undistributed	Undistributed		Loss Deferrals		Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Late-Year	Post-October	to Tax	Appreciation/
Fund	Income	Gains	Capital Losses	Ordinary Loss	Capital Loss	Differences	(Depreciation)

INTECH U.S. Core Fund	$395,363	$95,067,931	$(3,397,272)	$–	$(7,494,012)	$(11,543)	$58,956,231

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2015, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these capital loss carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended June 30, 2015

		No Expiration		Accumulated
Fund	June 30, 2016	Short-Term	Long-Term	Capital Losses

INTECH U.S. Core Fund(1)	$(3,397,272)	$–	$–	$(3,397,272)

Janus Investment Fund | 27

Notes to Financial Statements (continued)

During the year ended June 30, 2015, the following capital loss carryovers were utilized by the Fund as indicated in the table:

Capital Loss
Fund	Carryover Utilized

INTECH U.S. Core Fund	$3,397,272

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

INTECH U.S. Core Fund	$645,255,826	$81,715,041	$(22,758,810)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2015

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

INTECH U.S. Core Fund	$16,384,498	$58,040,730	$–	$–

For the year ended June 30, 2014

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

INTECH U.S. Core Fund	$6,180,895	$19,699,436	$–	$–

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

	Increase/(Decrease)	Increase/(Decrease) to Undistributed Net	Increase/(Decrease) to Undistributed Net
Fund	to Capital	Investment Income/Loss	Realized Gain/Loss

INTECH U.S. Core Fund	$8,358,507	$(649,989)	$(7,708,518)

Capital has been adjusted by $8,358,507, including $7,709,905 of long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

28 | JUNE 30, 2015

5.	Capital Share Transactions

	INTECH U.S. Core Fund
For each year ended June 30	2015(1)	2014

Transactions in Fund Shares – Class A Shares:
Shares sold	580,534	422,423
Reinvested dividends and distributions	111,734	40,935
Shares repurchased	(392,337)	(322,668)
Net Increase/(Decrease) in Fund Shares	299,931	140,689
Shares Outstanding, Beginning of Period	1,060,249	919,560
Shares Outstanding, End of Period	1,360,180	1,060,249
Transactions in Fund Shares – Class C Shares:
Shares sold	323,442	215,544
Reinvested dividends and distributions	57,232	11,294
Shares repurchased	(88,552)	(84,210)
Net Increase/(Decrease) in Fund Shares	292,122	142,628
Shares Outstanding, Beginning of Period	662,872	520,244
Shares Outstanding, End of Period	954,994	662,872
Transactions in Fund Shares – Class D Shares:
Shares sold	1,630,988	2,109,015
Reinvested dividends and distributions	1,525,162	574,195
Shares repurchased	(1,853,204)	(1,730,977)
Net Increase/(Decrease) in Fund Shares	1,302,946	952,233
Shares Outstanding, Beginning of Period	13,431,916	12,479,683
Shares Outstanding, End of Period	14,734,862	13,431,916
Transactions in Fund Shares – Class I Shares:
Shares sold	1,830,094	5,509,570
Reinvested dividends and distributions	899,849	330,910
Shares repurchased	(3,422,580)	(1,693,959)
Net Increase/(Decrease) in Fund Shares	(692,637)	4,146,521
Shares Outstanding, Beginning of Period	8,195,296	4,048,775
Shares Outstanding, End of Period	7,502,659	8,195,296
Transactions in Fund Shares – Class N Shares:
Shares sold	2,328	N/A
Reinvested dividends and distributions	270	N/A
Shares repurchased	–	N/A
Net Increase/(Decrease) in Fund Shares	2,598	N/A
Shares Outstanding, Beginning of Period	–	N/A
Shares Outstanding, End of Period	2,598	N/A
Transactions in Fund Shares – Class S Shares:
Shares sold	1,225,346	1,425,569
Reinvested dividends and distributions	201,131	56,144
Shares repurchased	(626,473)	(383,161)
Net Increase/(Decrease) in Fund Shares	800,004	1,098,552
Shares Outstanding, Beginning of Period	1,438,019	339,467
Shares Outstanding, End of Period	2,238,023	1,438,019
Transactions in Fund Shares – Class T Shares:
Shares sold	2,012,807	2,040,524
Reinvested dividends and distributions	762,245	286,407
Shares repurchased	(2,086,554)	(1,599,484)
Net Increase/(Decrease) in Fund Shares	688,498	727,447
Shares Outstanding, Beginning of Period	6,919,611	6,192,164
Shares Outstanding, End of Period	7,608,109	6,919,611

(1)	Period from October 28, 2014 (inception date) through June 30, 2015 for Class N Shares.

Janus Investment Fund | 29

Notes to Financial Statements (continued)

6.	Purchases and Sales of Investment Securities

For the year ended June 30, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

INTECH U.S. Core Fund	$924,638,404	$935,196,122	$–	$–

7.	Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2015 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

30 | JUNE 30, 2015

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders
of INTECH U.S. Core Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INTECH U.S. Core Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) at June 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
August 13, 2015

Janus Investment Fund | 31

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service

32 | JUNE 30, 2015

providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the

Janus Investment Fund | 33

Additional Information (unaudited) (continued)

second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for

34 | JUNE 30, 2015

the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper

Janus Investment Fund | 35

Additional Information (unaudited) (continued)

quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

36 | JUNE 30, 2015

underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus

Janus Investment Fund | 37

Additional Information (unaudited) (continued)

Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also

38 | JUNE 30, 2015

noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that

Janus Investment Fund | 39

Additional Information (unaudited) (continued)

Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

40 | JUNE 30, 2015

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief

Janus Investment Fund | 41

Additional Information (unaudited) (continued)

that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

42 | JUNE 30, 2015

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2015. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will

Janus Investment Fund | 43

Useful Information About Your Fund Report (unaudited) (continued)

notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or

44 | JUNE 30, 2015

investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund | 45

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2015:

Capital Gain Distributions

Fund

INTECH U.S. Core Fund	$65,750,635

Dividends Received Deduction Percentage

Fund

INTECH U.S. Core Fund	100%

Qualified Dividend Income Percentage

Fund

INTECH U.S. Core Fund	100%

46 | JUNE 30, 2015

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 61 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Chief Executive Officer, Imprint Capital (impact investment firm) (since 2013), and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	61	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Janus Investment Fund | 47

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

					Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Managing Director, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	61	Director of MotiveQuest LLC (strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	61	Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

48 | JUNE 30, 2015

TRUSTEES (continued)

					Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	61	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	61	None

Janus Investment Fund | 49

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	61	Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

Trustee Consultant

Raudline Etienne* 151 Detroit Street Denver, CO 80206 DOB: 1965	Consultant	6/14-Present	Senior Vice President, Albright Stonebridge Group LLC (global strategy firm) (since 2011). Formerly, Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	N/A	Director of Brightwood Capital Advisors, LLC (since 2014).

*  Raudline Etienne was appointed consultant to the Trustees effective June 2, 2014. Shareholders of the Janus Funds are expected to be asked to elect Ms. Etienne as a Trustee at a future shareholder meeting.

50 | JUNE 30, 2015

OFFICERS

		Term of Office*and	Principal Occupations
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	During the Past Five Years

Stephanie Grauerholz 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, Vice President and Assistant Secretary of Janus Distributors LLC, and Vice President of Janus Services LLC (since 2015).

Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present	President of Janus Capital Group Inc. and Janus Capital Management LLC (since 2013); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013), and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund | 51

Trustees and Officers (unaudited) (continued)

OFFICERS (continued)

		Term of Office*and	Principal Occupations
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	During the Past Five Years

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

52 | JUNE 30, 2015

Notes

Janus Investment Fund | 53

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0815-93831	125-02-93015 08-15

annual report
June 30, 2015

INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund)

Janus Investment Fund

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            INTECH U.S. Managed Volatility Fund

INTECH U.S. Managed Volatility Fund (unaudited)

FUND SNAPSHOT INTECH’s active approach focuses on adding value by selecting stocks with unique volatility characteristics and low correlations to one another.	Managed by INTECH Investment Management LLC

PERFORMANCE OVERVIEW

For the 12-month period ended June 30, 2015, INTECH U.S. Managed Volatility Fund returned 4.35% for its Class I Shares. This compares to the 7.37% return posted by the Russell 1000 Index, the Fund’s benchmark.

INVESTMENT STRATEGY

INTECH’s mathematical investment process is designed to determine potentially more efficient equity weightings of the securities in the benchmark index, utilizing a specific mathematical optimization and disciplined rebalancing routine. Rather than trying to predict the future direction of stock prices, the process seeks to use the volatility and correlation characteristics of stocks to construct portfolios.

Effective December 17, 2014, both the name and principal investment strategy of the INTECH Value Fund changed to reflect a “managed volatility” approach. We believe this change to the Fund’s investment strategy will provide shareholders with a smoother way to participate in equity market growth by managing downside exposure, potentially allowing for returns to compound and improve risk-adjusted returns over time.

In connection with the transition to a managed volatility strategy, the benchmark for the Fund changed to the Russell 1000 Index from the Russell 1000 Value Index. The transition to the Russell 1000 Index is expected to provide shareholders with broader exposure to large-cap U.S. equities than the previous value-focused index.

The investment process begins with the stocks in the Russell 1000 Index. INTECH’s investment process aims to capture stocks’ natural volatility through a rebalancing mechanism based on estimates of relative volatility and correlation in order to outperform the benchmark index over the long term. Within specific risk constraints, the investment process will tend to favor stocks with higher relative volatility and lower correlation as they offer more potential to capture volatility through periodic rebalancing. Once the target proportions are determined and the portfolio is constructed, it is then rebalanced to those target proportions and re-optimized on a periodic basis. The previous INTECH Value Fund strategy focused on seeking an excess return above the benchmark while minimizing tracking error, a strategy designed to manage the relative risk of the portfolio. The new INTECH U.S. Managed Volatility Fund focuses on seeking an excess return above the benchmark, while also reducing or managing the Fund’s standard deviation depending on the market conditions, a strategy designed to manage the absolute risk of the portfolio.

PERFORMANCE REVIEW

The U.S. equity market as measured by the Russell 1000 Index posted a positive return of 7.37% for the 12-month period ending June 30, 2015. INTECH U.S. Managed Volatility Fund underperformed the Russell 1000 Index over the period and generated a return of 4.35%.

The strategy’s active sector positioning tends to vary over time and is a function of the volatility and correlation characteristics of the underlying stocks. As compared to the Russell 1000 Index, which became the Fund’s benchmark after the transition on December 17, 2014, the Fund’s overall active sector positioning detracted from relative performance during the period. Effectively, an average overweight allocation to the utilities sector, which was one of the weakest performing sectors during the period, as well as the Fund’s active positioning within the energy sector, were the main detractors during the period. An overall negative selection effect, which is a residual of the investment process, also detracted from the Fund’s relative performance, especially among the financials and energy sectors, over the period.

OUTLOOK

Because INTECH does not conduct traditional economic or fundamental analysis, INTECH has no view on individual stocks, sectors, economic, or market conditions.

We believe that the change to the Fund’s investment objective should provide a smoother path to participate in equity-market growth. Managing downside exposure potentially allows for returns to compound and improve risk-adjusted returns over time. Over the long term, we believe that by reducing risk when market volatility increases and behaving like a core equity fund when market volatility is low, the Fund will achieve its investment objective of producing an excess return over the benchmark with lower absolute risk. Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk management remaining the hallmark of our investment process. As INTECH’s ongoing research

Janus Investment Fund | 1

INTECH U.S. Managed Volatility Fund (unaudited)

efforts yield modest improvements, we will continue implementing changes that we believe are likely to improve the long-term results for our fund shareholders.

Thank you for your investment in INTECH U.S. Managed Volatility Fund.

2 | JUNE 30, 2015

(unaudited)

INTECH U.S. Managed Volatility Fund At A Glance

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2015

General Mills, Inc. Food Products	2.9%
Altria Group, Inc. Tobacco	2.4%
Reynolds American, Inc. Tobacco	2.3%
Southwest Airlines Co. Airlines	1.9%
Apple, Inc. Technology Hardware, Storage & Peripherals	1.6%

11.1%

Asset Allocation – (% of Net Assets)
As of June 30, 2015

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2015

As of June 30, 2014

Janus Investment Fund | 3

INTECH U.S. Managed Volatility Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2015				Expense Ratios – per the October 28, 2014 and December 22, 2014 (D Shares) prospectuses
	One	Five	Since	Total Annual Fund
	Year	Year	Inception*	Operating Expenses

INTECH U.S. Managed Volatility Fund – A Shares

NAV	4.04%	16.57%	6.76%	1.04%

MOP	–1.93%	15.19%	6.10%

INTECH U.S. Managed Volatility Fund – C Shares

NAV	3.26%	15.74%	5.98%	1.75%

CDSC	2.58%	15.74%	5.98%

INTECH U.S. Managed Volatility Fund – D Shares(1)	4.14%	16.75%	6.85%	0.83%

INTECH U.S. Managed Volatility Fund – I Shares	4.35%	16.91%	7.04%	0.67%

INTECH U.S. Managed Volatility Fund – N Shares	4.35%	16.91%	7.04%	0.67%

INTECH U.S. Managed Volatility Fund – S Shares	3.99%	16.51%	6.61%	1.24%

INTECH U.S. Managed Volatility Fund – T Shares	4.19%	16.70%	6.69%	0.91%

Russell 1000® Index	7.37%	17.58%	7.90%

Russell 1000® Value Index	4.13%	16.50%	6.86%

Morningstar Quartile – Class I Shares	2nd	1st	2nd

Morningstar Ranking – based on total returns for Large Value Funds	549/1,429	159/1,225	369/1,095

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

See important disclosures on the next page.

4 | JUNE 30, 2015

(unaudited)

The expense ratios for Class D and Class N Shares are estimated.

INTECH’s focus on managed volatility may keep the Fund from achieving excess returns over its index. The strategy may underperform during certain periods of up markets, and may not achieve the desired level of protection in down markets.

A Fund’s performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of the predecessor fund into corresponding shares of the Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the predecessor fund respectively, net of any applicable fee and expense limitations or waivers.

Class T Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the historical performance of the predecessor fund’s Class I Shares, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers.

Class N Shares commenced operations on October 28, 2014. Performance shown for periods prior to October 28, 2014, reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on December 22, 2014. Performance shown for periods prior to December 22, 2014, reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class D Shares, without the effect of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Tracking Error is a divergence between the price behavior of a position or portfolio and the price behavior of a benchmark. Standard deviation measures historical volatility. Higher standard deviation implies greater volatility.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2015 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

The weighting of securities within the Fund’s portfolio may differ significantly from the weightings within the index. The index is unmanaged and not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

Effective December 17, 2014, INTECH U.S. Value Fund changed its name to INTECH U.S. Managed Volatility Fund and changed its benchmark from the Russell 1000® Value Index to the Russell 1000® Index. The transition to the Russell 1000® Index is intended to reflect broader exposure to large cap U.S. equities than the value-focused index.

*	The predecessor Fund’s inception date – December 30, 2005
(1)	Closed to certain new investors.

Janus Investment Fund | 5

INTECH U.S. Managed Volatility Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/15)	(6/30/15)	(1/1/15 - 6/30/15)†	(1/1/15)	(6/30/15)	(1/1/15 - 6/30/15)†	(1/1/15 - 6/30/15)

Class A Shares	$1,000.00	$1,021.90	$5.11	$1,000.00	$1,019.74	$5.11	1.02%

Class C Shares	$1,000.00	$1,019.20	$8.61	$1,000.00	$1,016.27	$8.60	1.72%

Class D Shares	$1,000.00	$1,023.20	$5.57	$1,000.00	$1,019.29	$5.56	1.11%

Class I Shares	$1,000.00	$1,024.10	$3.66	$1,000.00	$1,021.17	$3.66	0.73%

Class N Shares	$1,000.00	$1,024.20	$3.61	$1,000.00	$1,021.22	$3.61	0.72%

Class S Shares	$1,000.00	$1,022.10	$5.92	$1,000.00	$1,018.94	$5.91	1.18%

Class T Shares	$1,000.00	$1,023.30	$4.72	$1,000.00	$1,020.13	$4.71	0.94%

†	Hypothetical Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6 | JUNE 30, 2015

INTECH U.S. Managed Volatility Fund

Schedule of Investments

As of June 30, 2015

Shares		Value
Common Stocks – 98.9%
Aerospace & Defense – 2.1%
800	General Dynamics Corp.	$113,352
3,100	Hexcel Corp.	154,194
11,000	Lockheed Martin Corp.	2,044,900
1,700	Northrop Grumman Corp.	269,671
12,000	Orbital ATK, Inc.	880,320
5,000	Raytheon Co.	478,400
1,700	Rockwell Collins, Inc.	156,995
1,900	Spirit AeroSystems Holdings, Inc. – Class A*	104,709
8,700	TransDigm Group, Inc.*	1,954,629

		6,157,170
Air Freight & Logistics – 0.6%
17,100	CH Robinson Worldwide, Inc.	1,066,869
3,100	FedEx Corp.	528,240

		1,595,109
Airlines – 2.0%
4,000	Delta Air Lines, Inc.	164,320
162,200	Southwest Airlines Co.	5,367,198
1,300	United Continental Holdings, Inc.*	68,913

		5,600,431
Auto Components – 0%
500	Lear Corp.	56,130
Automobiles – 0%
1,500	Thor Industries, Inc.	84,420
Beverages – 1.5%
11,600	Constellation Brands, Inc. – Class A	1,345,832
23,400	Dr Pepper Snapple Group, Inc.	1,705,860
4,700	Monster Beverage Corp.*	629,894
7,400	PepsiCo, Inc.	690,716

		4,372,302
Biotechnology – 3.4%
2,000	Alkermes PLC*	128,680
7,100	Alnylam Pharmaceuticals, Inc.*	851,077
3,800	Amgen, Inc.	583,376
10,500	BioMarin Pharmaceutical, Inc.*	1,436,190
5,400	Celgene Corp.*	624,969
10,400	Gilead Sciences, Inc.	1,217,632
9,000	Incyte Corp.*	937,890
700	Intercept Pharmaceuticals, Inc.*	168,966
19,300	Medivation, Inc.*	2,204,060
2,600	Regeneron Pharmaceuticals, Inc.*	1,326,338
1,700	United Therapeutics Corp.*	295,715

		9,774,893
Building Products – 0.2%
1,500	Allegion PLC	90,210
1,900	AO Smith Corp	136,762
2,200	Lennox International, Inc.	236,918
3,000	Owens Corning	123,750

		587,640
Capital Markets – 0.1%
1,300	Bank of New York Mellon Corp.	54,561
1,800	E*TRADE Financial Corp.*	53,910
200	Goldman Sachs Group, Inc.	41,758
3,000	SEI Investments Co.	147,090

		297,319
Chemicals – 0.5%
500	LyondellBasell Industries NV – Class A	51,760
1,600	Platform Specialty Products Corp.*	40,928
1,700	Scotts Miracle-Gro Co. – Class A	100,657
3,700	Sherwin-Williams Co.	1,017,574
1,200	Sigma-Aldrich Corp.	167,220

		1,378,139
Commercial Banks – 0.2%
4,500	BankUnited, Inc.	161,685
3,200	First Horizon National Corp.	50,144
21,800	First Niagara Financial Group, Inc.	205,792
3,300	First Republic Bank	207,999

		625,620
Commercial Services & Supplies – 1.2%
300	Cintas Corp.	25,377
41,100	Covanta Holding Corp.	870,909
1,500	KAR Auction Services, Inc.	56,100
33,900	Republic Services, Inc.	1,327,863
5,300	RR Donnelley & Sons Co.	92,379
2,800	Stericycle, Inc.*	374,948
14,600	Waste Management, Inc.	676,710

		3,424,286
Communications Equipment – 0.8%
1,300	F5 Networks, Inc.*	156,455
1,700	Juniper Networks, Inc.	44,149
12,300	Palo Alto Networks, Inc.*	2,148,810

		2,349,414
Construction Materials – 0.3%
9,300	Vulcan Materials Co.	780,549
Consumer Finance – 0.4%
37,600	Navient Corp.	684,696
43,000	SLM Corp.*	424,410

		1,109,106
Containers & Packaging – 0.3%
1,000	Avery Dennison Corp.	60,940
1,100	Ball Corp.	77,165
5,500	Bemis Co., Inc.	247,555
5,300	Sealed Air Corp.	272,314
4,700	Silgan Holdings, Inc.	247,972

		905,946
Distributors – 0.1%
3,600	Genuine Parts Co.	322,308
Diversified Consumer Services – 0.2%
400	Graham Holdings Co. – Class B	430,020
8,900	Service Corp. International	261,927

		691,947
Diversified Financial Services – 1.5%
4,300	Berkshire Hathaway, Inc. – Class B*	585,273
21,300	CBOE Holdings, Inc.	1,218,786
16,800	CME Group, Inc.	1,563,408
1,700	Intercontinental Exchange, Inc.	380,137
100	Moody’s Corp.	10,796
3,500	MSCI, Inc.	215,425
7,700	NASDAQ OMX Group, Inc.	375,837

		4,349,662

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 7

INTECH U.S. Managed Volatility Fund

Schedule of Investments

As of June 30, 2015

Shares		Value
Diversified Telecommunication Services – 0.1%
9,762	CenturyLink, Inc.	$286,808
1,500	Level 3 Communications, Inc.*	79,005

		365,813
Electric Utilities – 6.1%
10,800	American Electric Power Co., Inc.	572,076
19,300	Duke Energy Corp.	1,362,966
28,200	Edison International	1,567,356
38,900	Entergy Corp.	2,742,450
22,100	Eversource Energy	1,003,561
53,900	Exelon Corp.	1,693,538
27,500	FirstEnergy Corp.	895,125
43,400	Hawaiian Electric Industries, Inc.	1,290,282
43,200	ITC Holdings Corp.	1,390,176
58,300	Pepco Holdings, Inc.	1,570,602
16,900	Pinnacle West Capital Corp.	961,441
2,700	PPL Corp.	79,569
38,200	Southern Co.	1,600,580
2,700	Westar Energy, Inc.	92,394
24,300	Xcel Energy, Inc.	781,974

		17,604,090
Electrical Equipment – 0%
400	Acuity Brands, Inc.	71,992
Electronic Equipment, Instruments & Components – 0.2%
2,000	Amphenol Corp. – Class A	115,940
8,800	CDW Corp.	301,664
1,100	IPG Photonics Corp.*	93,693
700	Zebra Technologies Corp. – Class A*	77,735

		589,032
Energy Equipment & Services – 0.1%
2,000	Baker Hughes, Inc.	123,400
1,800	Dresser-Rand Group, Inc.*	153,324

		276,724
Food & Staples Retailing – 2.6%
8,500	Costco Wholesale Corp.	1,148,010
19,100	CVS Health Corp.	2,003,208
43,200	Kroger Co.	3,132,432
16,900	Rite Aid Corp.*	141,115
7,100	Sprouts Farmers Market, Inc.*	191,558
2,300	Wal-Mart Stores, Inc.	163,139
2,700	Walgreens Boots Alliance, Inc.	227,988
12,100	Whole Foods Market, Inc.	477,224

		7,484,674
Food Products – 4.0%
800	Bunge, Ltd.	70,240
53,500	ConAgra Foods, Inc.	2,339,020
4,600	Flowers Foods, Inc.	97,290
147,700	General Mills, Inc.	8,229,195
2,100	Hershey Co.	186,543
6,100	Kellogg Co.	382,470
1,100	Tyson Foods, Inc. – Class A	46,893
4,500	WhiteWave Foods Co.*	219,960

		11,571,611
Gas Utilities – 0.3%
25,650	UGI Corp.	883,643
Health Care Equipment & Supplies – 1.6%
4,400	Alere, Inc.*	232,100
636	Becton Dickinson and Co.	90,089
7,600	Boston Scientific Corp.*	134,520
500	CR Bard, Inc.	85,350
1,700	DENTSPLY International, Inc.	87,635
19,100	Edwards Lifesciences Corp.*	2,720,413
2,700	Hill-Rom Holdings, Inc.	146,691
2,600	Hologic, Inc.*	98,956
800	IDEXX Laboratories, Inc.*	51,312
4,600	ResMed, Inc.	259,302
4,500	Sirona Dental Systems, Inc.*	451,890
1,900	Teleflex, Inc.	257,355
700	Varian Medical Systems, Inc.*	59,031

		4,674,644
Health Care Providers & Services – 10.5%
10,890	Aetna, Inc.	1,388,039
40,300	AmerisourceBergen Corp.	4,285,502
25,200	Anthem, Inc.	4,136,328
14,800	Cardinal Health, Inc.	1,238,020
26,400	Centene Corp.*	2,122,560
15,200	Cigna Corp.	2,462,400
4,700	Community Health Systems, Inc.*	295,959
1,600	DaVita HealthCare Partners, Inc.*	127,152
1,800	Express Scripts Holding Co.*	160,092
27,900	HCA Holdings, Inc.*	2,531,088
28,000	Health Net, Inc.*	1,795,360
11,900	Humana, Inc.	2,276,232
500	Laboratory Corp. of America Holdings*	60,610
2,400	McKesson Corp.	539,544
2,900	MEDNAX, Inc.*	214,919
26,600	Omnicare, Inc.	2,507,050
10,900	Patterson Cos., Inc.	530,285
20,700	UnitedHealth Group, Inc.	2,525,400
600	Universal Health Services, Inc. – Class B	85,260
16,400	VCA, Inc.*	892,242

		30,174,042
Health Care Technology – 0.1%
5,700	Cerner Corp.*	393,642
Hotels, Restaurants & Leisure – 2.6%
14,700	Brinker International, Inc.	847,455
700	Chipotle Mexican Grill, Inc.*	423,493
14,200	Darden Restaurants, Inc.	1,009,336
7,400	Domino’s Pizza, Inc.	839,160
7,600	Dunkin’ Brands Group, Inc.	418,000
22,000	Marriott International, Inc. – Class A	1,636,580
4,700	Norwegian Cruise Line Holdings, Ltd.*	263,388
5,300	Panera Bread Co. – Class A*	926,281
9,100	Six Flags Entertainment Corp.	408,135
2,900	Starbucks Corp.	155,483
43,600	Wendy’s Co.	491,808

		7,419,119
Household Durables – 1.0%
24,900	Leggett & Platt, Inc.	1,212,132
14,900	Newell Rubbermaid, Inc.	612,539
100	NVR, Inc.*	134,000
4,800	Whirlpool Corp.	830,640

		2,789,311
Household Products – 1.7%
11,300	Church & Dwight Co., Inc.	916,769
5,100	Clorox Co.	530,502

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | JUNE 30, 2015

Schedule of Investments

As of June 30, 2015

Shares		Value
Household Products – (continued)
30,000	Kimberly-Clark Corp.	$3,179,100
5,000	Procter & Gamble Co.	391,200

		5,017,571
Information Technology Services – 1.2%
6,500	Amdocs, Ltd. (U.S. Shares)	354,835
5,600	Automatic Data Processing, Inc.	449,288
7,300	Broadridge Financial Solutions, Inc.	365,073
2,300	DST Systems, Inc.	289,754
5,100	Fiserv, Inc.*	422,433
400	FleetCor Technologies, Inc.*	62,424
13,700	Genpact, Ltd.*	292,221
700	Global Payments, Inc.	72,415
700	International Business Machines Corp.	113,862
800	Jack Henry & Associates, Inc.	51,760
5,800	Leidos Holdings, Inc.	234,146
10,100	Paychex, Inc.	473,488
1,500	Total System Services, Inc.	62,655
5,100	Vantiv, Inc. – Class A*	194,769
2,200	Western Union Co.	44,726

		3,483,849
Insurance – 4.3%
500	ACE, Ltd. (U.S. Shares)	50,840
23,400	Allied World Assurance Co. Holdings AG	1,011,348
9,900	Allstate Corp.	642,213
1,000	American Financial Group, Inc.	65,040
5,100	Arch Capital Group, Ltd.*	341,496
1,600	Aspen Insurance Holdings, Ltd.	76,640
9,500	Axis Capital Holdings, Ltd.	507,015
3,700	Chubb Corp.	352,018
10,000	Endurance Specialty Holdings, Ltd.	657,000
10,100	Everest Re Group, Ltd.	1,838,301
26,600	FNF Group	983,934
1,000	Hartford Financial Services Group, Inc.	41,570
3,400	HCC Insurance Holdings, Inc.	261,256
1,400	Markel Corp.*	1,120,952
9,500	PartnerRe, Ltd.	1,220,750
4,300	ProAssurance Corp.	198,703
4,800	RenaissanceRe Holdings, Ltd.	487,248
800	Torchmark Corp.	46,576
5,200	Travelers Cos., Inc.	502,632
14,100	Validus Holdings, Ltd.	620,259
400	White Mountains Insurance Group, Ltd.	261,976
17,000	WR Berkley Corp.	882,810
1,900	XL Group PLC	70,680

		12,241,257
Internet & Catalog Retail – 0%
1,600	Liberty Ventures – Series A*	62,832
100	Netflix, Inc.*	65,694

		128,526
Internet Software & Services – 2.5%
1,200	Akamai Technologies, Inc.*	83,784
300	CoStar Group, Inc.*	60,378
200	Equinix, Inc.	50,800
48,100	Facebook, Inc. – Class A*	4,125,296
4,000	LinkedIn Corp. – Class A*	826,520
39,300	Rackspace Hosting, Inc.*	1,461,567
1,300	VeriSign, Inc.*	80,236
9,600	Yahoo!, Inc.*	377,184

		7,065,765
Leisure Products – 0.2%
2,700	Hasbro, Inc.	201,933
10,200	Vista Outdoor, Inc.*	457,980

		659,913
Life Sciences Tools & Services – 0.3%
1,000	Bio-Rad Laboratories, Inc. – Class A*	150,610
900	Bio-Techne Corp.	88,623
4,900	Charles River Laboratories International, Inc.*	344,666
2,300	PerkinElmer, Inc.	121,072
2,600	Quintiles Transnational Holdings, Inc.*	188,786

		893,757
Machinery – 0.2%
1,200	AGCO Corp.	68,136
1,500	Deere & Co.	145,575
2,300	WABCO Holdings, Inc.*	284,556

		498,267
Media – 0.6%
900	AMC Networks, Inc. – Class A*	73,665
700	Charter Communications, Inc. – Class A*	119,875
2,200	Cinemark Holdings, Inc.	88,374
1,200	DIRECTV*	111,348
7,700	Madison Square Garden Co. – Class A*	642,873
19,400	Sirius XM Holdings, Inc.*	72,362
11,600	Starz – Class A*	518,752
4,100	Thomson Reuters Corp.	156,087
600	Walt Disney Co.	68,484

		1,851,820
Metals & Mining – 0.2%
7,100	Alcoa, Inc.	79,165
15,400	Newmont Mining Corp.	359,744

		438,909
Multi-Utilities – 3.1%
12,400	Ameren Corp.	467,232
35,600	CMS Energy Corp.	1,133,504
18,300	Consolidated Edison, Inc.	1,059,204
10,200	DTE Energy Co.	761,328
29,900	PG&E Corp.	1,468,090
5,700	Public Service Enterprise Group, Inc.	223,896
6,200	SCANA Corp.	314,030
12,200	Sempra Energy	1,207,068
49,700	TECO Energy, Inc.	877,702
28,176	WEC Energy Group, Inc.	1,267,058

		8,779,112
Multiline Retail – 1.5%
1,400	Dillard’s, Inc. – Class A	147,266
3,300	Dollar General Corp.	256,542
16,700	Dollar Tree, Inc.*	1,319,133
2,900	Family Dollar Stores, Inc.	228,549
8,300	Kohl’s Corp.	519,663
8,100	Nordstrom, Inc.	603,450
14,600	Target Corp.	1,191,798

		4,266,401
Oil, Gas & Consumable Fuels – 0.5%
3,600	Cabot Oil & Gas Corp.	113,544
400	Cimarex Energy Co.	44,124
500	Concho Resources, Inc.*	56,930

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 9

INTECH U.S. Managed Volatility Fund

Schedule of Investments

As of June 30, 2015

Shares		Value
Oil, Gas & Consumable Fuels – (continued)
11,900	Tesoro Corp.	$1,004,479
2,000	World Fuel Services Corp.	95,900

		1,314,977
Personal Products – 0.1%
1,000	Estee Lauder Cos., Inc. – Class A	86,660
3,300	Nu Skin Enterprises, Inc. – Class A#	155,529

		242,189
Pharmaceuticals – 3.4%
665	AbbVie, Inc.	44,681
11,522	Allergan PLC*	3,496,466
3,400	Eli Lilly & Co.	283,866
2,800	Endo International PLC*	223,020
1,000	Hospira, Inc.*	88,710
29,343	Mallinckrodt PLC*	3,454,258
6,800	Pfizer, Inc.	228,004
38,000	Zoetis, Inc.	1,832,360

		9,651,365
Professional Services – 0.1%
2,300	Equifax, Inc.	223,307
800	Towers Watson & Co. – Class A	100,640
1,000	Verisk Analytics, Inc. – Class A*	72,760

		396,707
Real Estate Investment Trusts (REITs) – 14.0%
14,700	Alexandria Real Estate Equities, Inc.	1,285,662
6,600	American Campus Communities, Inc.	248,754
32,700	American Capital Agency Corp.	600,699
182,000	Annaly Capital Management, Inc.	1,672,580
52,000	Apartment Investment & Management Co. – Class A	1,920,360
14,300	AvalonBay Communities, Inc.	2,286,141
6,700	Boston Properties, Inc.	810,968
8,500	Camden Property Trust	631,380
4,200	Chimera Investment Corp.	57,582
9,500	Columbia Property Trust, Inc.	233,225
15,500	Corrections Corp. of America	512,740
4,100	Crown Castle International Corp.	329,230
48,300	Digital Realty Trust, Inc.	3,220,644
7,900	Duke Realty Corp.	146,703
31,500	Equity Lifestyle Properties, Inc.	1,656,270
32,500	Equity Residential	2,280,525
8,200	Essex Property Trust, Inc.	1,742,500
15,600	Extra Space Storage, Inc.	1,017,432
9,600	Federal Realty Investment Trust	1,229,664
4,700	Gaming and Leisure Properties, Inc.	172,302
22,700	General Growth Properties, Inc.	582,482
16,300	HCP, Inc.	594,461
36,900	Health Care REIT, Inc.	2,421,747
18,500	Healthcare Trust of America, Inc. – Class A	443,075
1,600	Home Properties, Inc.	116,880
6,600	Iron Mountain, Inc.	204,600
11,400	Kilroy Realty Corp.	765,510
6,500	Kimco Realty Corp.	146,510
2,300	Lamar Advertising Co. – Class A	132,204
10,600	Macerich Co.	790,760
59,800	MFA Financial, Inc.	441,922
16,600	National Retail Properties, Inc.	581,166
29,600	Omega Healthcare Investors, Inc.	1,016,168
3,700	Outfront Media, Inc.	93,388
2,400	Plum Creek Timber Co., Inc.	97,368
21,700	Post Properties, Inc.	1,179,829
1,800	Public Storage	331,866
20,900	Realty Income Corp.#	927,751
12,400	Regency Centers Corp.	731,352
81,700	Retail Properties of America, Inc. – Class A	1,138,081
3,400	Simon Property Group, Inc.	588,268
3,600	SL Green Realty Corp.	395,604
3,600	Spirit Realty Capital, Inc.	34,812
15,300	Starwood Property Trust, Inc.	330,021
8,900	Taubman Centers, Inc.	618,550
87,300	Two Harbors Investment Corp.	850,302
32,700	UDR, Inc.	1,047,381
16,000	Ventas, Inc.	993,440
2,200	Vornado Realty Trust	208,846
1,000	Weingarten Realty Investors	32,690
5,500	WP Carey, Inc.	324,170

		40,216,565
Real Estate Management & Development – 0.2%
3,700	Jones Lang LaSalle, Inc.	632,700
Road & Rail – 0.5%
19,900	Old Dominion Freight Line, Inc.*	1,365,240
800	Union Pacific Corp.	76,296

		1,441,536
Semiconductor & Semiconductor Equipment – 1.0%
2,900	Avago Technologies, Ltd.	385,497
4,100	Broadcom Corp. – Class A	211,109
1,000	Freescale Semiconductor, Ltd.*	39,970
20,900	Skyworks Solutions, Inc.	2,175,690

		2,812,266
Software – 1.4%
2,100	CDK Global, Inc.	113,358
7,500	Electronic Arts, Inc.*	498,750
8,100	FactSet Research Systems, Inc.	1,316,331
3,900	Fortinet, Inc.*	161,187
4,400	Informatica Corp.*	213,268
400	Intuit, Inc.	40,308
9,900	Microsoft Corp.	437,085
35,100	Symantec Corp.	816,075
4,000	Tableau Software, Inc. – Class A*	461,200

		4,057,562
Specialty Retail – 8.3%
600	Advance Auto Parts, Inc.	95,574
2,500	AutoZone, Inc.*	1,667,250
3,900	Bed Bath & Beyond, Inc.*	269,022
31,600	Best Buy Co., Inc.	1,030,476
4,800	Cabela’s, Inc.*	239,904
31,400	CST Brands, Inc.	1,226,484
28,700	DSW, Inc. – Class A	957,719
15,900	Foot Locker, Inc.	1,065,459
10,700	Home Depot, Inc.	1,189,091
36,600	L Brands, Inc.	3,137,718
30,100	Lowe’s Cos., Inc.	2,015,797
24,100	Murphy USA, Inc.*	1,345,262
10,600	O’Reilly Automotive, Inc.*	2,395,388
31,000	Ross Stores, Inc.	1,506,910
37,300	Sally Beauty Holdings, Inc.*	1,177,934
97,900	Staples, Inc.	1,498,849
5,900	TJX Cos., Inc.	390,403
13,400	Ulta Salon Cosmetics & Fragrance, Inc.*	2,069,630

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 | JUNE 30, 2015

Schedule of Investments

As of June 30, 2015

Shares		Value
Specialty Retail – (continued)
4,800	Urban Outfitters, Inc.*	$168,000
3,900	Williams-Sonoma, Inc.	320,853

		23,767,723
Technology Hardware, Storage & Peripherals – 1.6%
37,300	Apple, Inc.	4,678,352
400	NetApp, Inc.	12,624

		4,690,976
Textiles, Apparel & Luxury Goods – 1.2%
1,500	Carter’s, Inc.	159,450
10,300	Coach, Inc.	356,483
60,500	Hanesbrands, Inc.	2,015,860
400	NIKE, Inc. – Class B	43,208
2,100	Under Armour, Inc. – Class A*	175,224
10,100	VF Corp.	704,374

		3,454,599
Thrifts & Mortgage Finance – 0.1%
9,800	New York Community Bancorp, Inc.	180,124
Tobacco – 4.7%
140,500	Altria Group, Inc.	6,871,855
87,906	Reynolds American, Inc.	6,563,062

		13,434,917
Water Utilities – 0.5%
31,400	American Water Works Co., Inc.	1,526,982
Wireless Telecommunication Services – 0.9%
20,800	SBA Communications Corp. – Class A*	2,391,376
2,400	T-Mobile US, Inc.*	93,048

		2,484,424

Total Common Stocks (cost $260,644,359)		284,391,487
Investment Companies – 0.9%
Investments Purchased with Cash Collateral from Securities Lending – 0.3%
830,812	Janus Cash Collateral Fund LLC, 0.1304%°°,£	830,812
Money Markets – 0.6%
1,683,797	Janus Cash Liquidity Fund LLC, 0.1291%°°,£	1,683,797

Total Investment Companies (cost $2,514,609)		2,514,609
Total Investments (total cost $263,158,968) – 99.8%		286,906,096

Cash, Receivables and Other Assets, net of Liabilities – 0.2%		679,192

Net Assets – 100%		$287,585,288

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 11

Notes to Schedule of Investments and Other Information

Russell 1000® Value Index	Measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 1000® Index	Measures the performance of the 1,000 largest companies in the Russell 3000® Index.

LEAPS	Long-Term Equity Anticipation Securities

LLC	Limited Liability Company

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

°°	Rate shown is the 7-day yield as of June 30, 2015.

#	Loaned security; a portion of the security is on loan at June 30, 2015.

£	The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended June 30, 2015. Unless otherwise indicated, all information in the table is for the year ended June 30, 2015.

	Share			Share
	Balance			Balance	Realized	Dividend		Value
	at 6/30/14	Purchases	Sales	at 6/30/15	Gain/(Loss)	Income		at 6/30/15

INTECH U.S. Managed Volatility Fund
Janus Cash Collateral Fund LLC	852,019	13,921,130	(13,942,337)	830,812	$–	$3,868	(1)	$ 830,812
Janus Cash Liquidity Fund LLC	679,570	54,908,010	(53,903,783)	1,683,797	–	1,636		1,683,797

Total					$–	$5,504		$2,514,609

(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2015. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2015)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

INTECH U.S. Managed Volatility Fund
Assets
Investments in Securities:
Common Stocks	$284,391,487	$ –	$–

Investment Companies	–	2,514,609	–

Total Assets	$284,391,487	$2,514,609	$–

12 | JUNE 30, 2015

Statement of Assets and Liabilities

INTECH U.S.
Managed
As of June 30, 2015	Volatility Fund(1)

Assets:
Investments, at cost	$263,158,968
Unaffiliated investments, at value(2)	$284,391,487
Affiliated investments, at value	2,514,609
Cash	223,592
Non-interested Trustees’ deferred compensation	5,752
Receivables:
Investments sold	1,615,953
Fund shares sold	252,070
Dividends	573,483
Dividends from affiliates	254
Other assets	589
Total Assets	289,577,789
Liabilities:
Collateral for securities loaned (Note 2)	830,812
Payables:
Investments purchased	531,013
Fund shares repurchased	367,933
Advisory fees	120,031
Fund administration fees	2,290
Transfer agent fees and expenses	52,091
12b-1 Distribution and shareholder servicing fees	16,483
Non-interested Trustees’ fees and expenses	2,261
Non-interested Trustees’ deferred compensation fees	5,752
Accrued expenses and other payables	63,835
Total Liabilities	1,992,501
Net Assets	$287,585,288

See footnotes at the end of the Statement.
See Notes to Financial Statements.

Janus Investment Fund | 13

Statement of Assets and Liabilities  (continued)

INTECH U.S.
Managed
As of June 30, 2015	Volatility Fund(1)

Net Assets Consist of:
Capital (par value and paid-in surplus)	$329,908,263
Undistributed net investment income/(loss)	966,550
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(67,037,144)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	23,747,619
Total Net Assets	$287,585,288
Net Assets - Class A Shares	$8,845,450
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	978,058
Net Asset Value Per Share(3)	$9.04
Maximum Offering Price Per Share(4)	$9.59
Net Assets - Class C Shares	$4,329,828
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	489,195
Net Asset Value Per Share(3)	$8.85
Net Assets - Class D Shares	$3,321,858
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	371,878
Net Asset Value Per Share	$8.93
Net Assets - Class I Shares	$101,059,930
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	11,198,691
Net Asset Value Per Share	$9.02
Net Assets - Class N Shares	$74,862,386
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,323,620
Net Asset Value Per Share	$8.99
Net Assets - Class S Shares	$12,966,888
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,439,944
Net Asset Value Per Share	$9.01
Net Assets - Class T Shares	$82,198,948
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	9,206,617
Net Asset Value Per Share	$8.93

(1)	Formerly named INTECH U.S. Value Fund.
(2)	Includes $810,316 of securities on loan. See Note 2 in Notes to Financial Statements.
(3)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(4)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

14 | JUNE 30, 2015

Statement of Operations

INTECH U.S.
Managed
For the year ended June 30, 2015	Volatility Fund(1)

Investment Income:
Affiliated securities lending income, net	$3,868
Dividends	2,978,774
Dividends from affiliates	1,636
Other income	504
Foreign tax withheld	(1,196)
Total Investment Income	2,983,586
Expenses:
Advisory fees	688,096
12b-1 Distribution and shareholder servicing fees:
Class A Shares	7,404
Class C Shares	15,674
Class S Shares	7,230
Transfer agent administrative fees and expenses:
Class D Shares	1,319
Class S Shares	7,230
Class T Shares	79,111
Transfer agent networking and omnibus fees:
Class A Shares	2,190
Class C Shares	387
Class I Shares	26,149
Other transfer agent fees and expenses:
Class A Shares	313
Class C Shares	226
Class D Shares	2,165
Class I Shares	2,692
Class N Shares	163
Class S Shares	285
Class T Shares	616
Shareholder reports expense	59,290
Registration fees	112,849
Custodian fees	11,023
Professional fees	39,587
Non-interested Trustees’ fees and expenses	3,028
Fund administration fees	12,117
Other expenses	24,039
Total Expenses	1,103,183
Less: Excess Expense Reimbursement	(1,590)
Net Expenses	1,101,593
Net Investment Income/(Loss)	1,881,993
Net Realized Gain/(Loss) on Investments:
Investments	14,665,364
Total Net Realized Gain/(Loss) on Investments	14,665,364
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	(19,098,471)
Total Change in Unrealized Net Appreciation/Depreciation	(19,098,471)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(2,551,114)

(1)	Formerly named INTECH U.S. Value Fund.

See Notes to Financial Statements.

Janus Investment Fund | 15

Statements of Changes in Net Assets

	INTECH U.S. Managed Volatility Fund(1)
For each year ended June 30	2015(2)	2014

Operations:
Net investment income/(loss)	$1,881,993	$1,328,982
Net realized gain/(loss) on investments	14,665,364	23,712,016
Change in unrealized net appreciation/depreciation	(19,098,471)	(1,423,119)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(2,551,114)	23,617,879
Dividends and Distributions to Shareholders:
Net Investment Income
Class A Shares	(17,377)	(72,796)
Class C Shares	(8,693)	(3,673)
Class I Shares	(556,163)	(932,467)
Class N Shares	(861,822)	N/A
Class S Shares	(1,341)	(432)
Class T Shares	(465,851)	(99,586)
Net Realized Gain from Investment Transactions
Class A Shares	(696,427)	(1,331,980)
Class C Shares	(326,843)	(105,718)
Class D Shares	(356,500)	N/A
Class I Shares	(6,745,178)	(12,722,899)
Class N Shares	(13,263,446)	N/A
Class S Shares	(275,041)	(8,539)
Class T Shares	(7,568,371)	(1,367,283)
Net Decrease from Dividends and Distributions to Shareholders	(31,143,053)	(16,645,373)

See footnotes at the end of the Statement.
See Notes to Financial Statements.

16 | JUNE 30, 2015

	INTECH U.S. Managed Volatility Fund(1)
For each year ended June 30	2015(2)	2014

Capital Share Transactions:
Shares Sold
Class A Shares	2,677,809	2,032,224
Class C Shares	983,056	641,807
Class D Shares	4,549,864	N/A
Class I Shares	12,105,389	13,754,123
Class N Shares	109,572,827	N/A
Class S Shares	10,924,328	1
Class T Shares	11,946,817	18,849,842
Shares Issued in Connection with Acquisition (Note 7)
Class A Shares	7,407,803	N/A
Class C Shares	4,019,189	N/A
Class I Shares	133,590,028	N/A
Class S Shares	2,793,333	N/A
Class T Shares	67,907,122	N/A
Reinvested Dividends and Distributions
Class A Shares	598,579	1,379,794
Class C Shares	128,430	68,542
Class D Shares	356,138	N/A
Class I Shares	6,941,307	13,457,255
Class N Shares	14,125,268	N/A
Class S Shares	276,382	8,971
Class T Shares	7,988,453	1,464,907
Shares Repurchased
Class A Shares	(2,403,094)	(9,852,014)
Class C Shares	(1,234,464)	(245,791)
Class D Shares	(1,202,137)	N/A
Class I Shares	(144,543,836)	(6,703,098)
Class N Shares	(37,703,035)	N/A
Class S Shares	(500,017)	(13,130)
Class T Shares	(15,073,159)	(2,664,701)
Net Increase/(Decrease) from Capital Share Transactions	196,232,380	32,178,732
Net Increase/(Decrease) in Net Assets	162,538,213	39,151,238
Net Assets:
Beginning of period	125,047,075	85,895,837
End of period	$287,585,288	$125,047,075

Undistributed Net Investment Income/(Loss)	$966,550	$997,203

(1)	Formerly named INTECH U.S. Value Fund.
(2)	Period from December 22, 2014 (inception date) through June 30, 2015 and October 28, 2014 (inception date) through June 30, 2015 for Class D Shares and Class N Shares, respectively.

See Notes to Financial Statements.

Janus Investment Fund | 17

Financial Highlights

Class A Shares

	INTECH U.S. Managed Volatility Fund(1)
For a share outstanding during each year ended June 30	2015(2)	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$13.16	$12.45	$10.15	$10.03	$7.85
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.12(3)	0.12(3)	0.16	0.15	0.13
Net realized and unrealized gain/(loss)	0.38	2.78	2.33	0.11	2.16
Total from Investment Operations	0.50	2.90	2.49	0.26	2.29
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.11)	(0.19)	(0.14)	(0.11)
Distributions (from capital gains)	(4.48)	(2.08)	–	–	–
Total Dividends and Distributions	(4.62)	(2.19)	(0.19)	(0.14)	(0.11)
Net Asset Value, End of Period	$9.04	$13.16	$12.45	$10.15	$10.03
Total Return	4.04%	24.98%	24.86%	2.71%	29.23%
Net Assets, End of Period (in thousands)	$8,845	$1,424	$7,348	$5,494	$4,980
Average Net Assets for the Period (in thousands)	$2,962	$8,530	$6,373	$5,099	$4,598
Ratios to Average Net Assets:
Ratio of Gross Expenses	1.03%	1.03%	0.97%	0.92%	0.95%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.03%	1.01%	0.97%	0.92%	0.95%
Ratio of Net Investment Income/(Loss)	1.17%	0.91%	1.37%	1.54%	1.38%
Portfolio Turnover Rate	107%	150%	100%	100%	108%

Class C Shares

	INTECH U.S. Managed Volatility Fund(1)
For a share outstanding during each year ended June 30	2015(2)	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$13.09	$12.43	$10.14	$9.94	$7.81
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.04(3)	0.04(3)	(0.08)	0.18	0.14
Net realized and unrealized gain/(loss)	0.37	2.77	2.49	0.02	2.05
Total from Investment Operations	0.41	2.81	2.41	0.20	2.19
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.07)	(0.12)	–	(0.06)
Distributions (from capital gains)	(4.48)	(2.08)	–	–	–
Total Dividends and Distributions	(4.65)	(2.15)	(0.12)	–	(0.06)
Net Asset Value, End of Period	$8.85	$13.09	$12.43	$10.14	$9.94
Total Return	3.26%	24.20%	23.97%	2.01%	28.03%
Net Assets, End of Period (in thousands)	$4,330	$861	$380	$147	$217
Average Net Assets for the Period (in thousands)	$1,567	$643	$206	$164	$432
Ratios to Average Net Assets:
Ratio of Gross Expenses	1.73%	1.67%	1.69%	1.72%	1.74%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.73%	1.67%	1.69%	1.61%	1.74%
Ratio of Net Investment Income/(Loss)	0.41%	0.31%	0.57%	0.81%	0.58%
Portfolio Turnover Rate	107%	150%	100%	100%	108%

(1)	Formerly named INTECH U.S. Value Fund.
(2)	Effective April 24, 2015 , INTECH U.S. Managed Volatility Fund II merged into INTECH U.S. Managed Volatility Fund.
(3)	Per share amounts are calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

18 | JUNE 30, 2015

Class D Shares

INTECH U.S. Managed Volatility Fund(1)
For a share outstanding during the period ended June 30	2015(2)(3)

Net Asset Value, Beginning of Period	$10.10
Income/(Loss) from Investment Operations:
Net investment income/(loss)(4)	0.03
Net realized and unrealized gain/(loss)	0.16
Total from Investment Operations	0.19
Less Dividends and Distributions:
Dividends (from net investment income)	–
Distributions (from capital gains)	(1.36)
Total Dividends and Distributions	(1.36)
Net Asset Value, End of Period	$8.93
Total Return*	1.50%
Net Assets, End of Period (in thousands)	$3,322
Average Net Assets for the Period (in thousands)	$2,101
Ratios to Average Net Assets:
Ratio of Gross Expenses**	1.21%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	1.11%
Ratio of Net Investment Income/(Loss)**	0.66%
Portfolio Turnover Rate	107%

Class I Shares

	INTECH U.S. Managed Volatility Fund(1)
For a share outstanding during each year ended June 30	2015(3)	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$13.25	$12.51	$10.19	$10.07	$7.89
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.16(4)	0.17(4)	0.22	0.17	0.15
Net realized and unrealized gain/(loss)	0.38	2.80	2.32	0.12	2.16
Total from Investment Operations	0.54	2.97	2.54	0.29	2.31
Less Dividends and Distributions:
Dividends (from net investment income)	(0.29)	(0.15)	(0.22)	(0.17)	(0.13)
Distributions (from capital gains)	(4.48)	(2.08)	–	–	–
Redemption fees	N/A	N/A	N/A	–(5)	–
Total Dividends and Distributions	(4.77)	(2.23)	(0.22)	(0.17)	(0.13)
Net Asset Value, End of Period	$9.02	$13.25	$12.51	$10.19	$10.07
Total Return	4.35%	25.48%	25.23%	2.96%	29.38%
Net Assets, End of Period (in thousands)	$101,060	$104,039	$77,625	$93,800	$93,695
Average Net Assets for the Period (in thousands)	$61,707	$86,864	$93,335	$89,976	$84,034
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.71%	0.66%	0.67%	0.67%	0.68%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.71%	0.66%	0.67%	0.67%	0.68%
Ratio of Net Investment Income/(Loss)	1.36%	1.32%	1.71%	1.78%	1.64%
Portfolio Turnover Rate	107%	150%	100%	100%	108%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Formerly named INTECH U.S. Value Fund.
(2)	Period from December 22, 2014 (inception date) through June 30, 2015.
(3)	Effective April 24, 2015 , INTECH U.S. Managed Volatility Fund II merged into INTECH U.S. Managed Volatility Fund.
(4)	Per share amounts are calculated based on average shares outstanding during the year or period.
(5)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Investment Fund | 19

Financial Highlights  (continued)

Class N Shares

INTECH U.S. Managed Volatility Fund(1)
For a share outstanding during the period ended June 30	2015(2)(3)

Net Asset Value, Beginning of Period	$13.03
Income/(Loss) from Investment Operations:
Net investment income/(loss)(4)	0.11
Net realized and unrealized gain/(loss)	0.66
Total from Investment Operations	0.77
Less Dividends and Distributions:
Dividends (from net investment income)	(0.33)
Distributions (from capital gains)	(4.48)
Total Dividends and Distributions	(4.81)
Net Asset Value, End of Period	$8.99
Total Return*	6.22%
Net Assets, End of Period (in thousands)	$74,862
Average Net Assets for the Period (in thousands)	$53,040
Ratios to Average Net Assets:
Ratio of Gross Expenses**	0.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	0.72%
Ratio of Net Investment Income/(Loss)**	1.56%
Portfolio Turnover Rate	107%

Class S Shares

	INTECH U.S. Managed Volatility Fund(1)
For a share outstanding during each year ended June 30	2015(3)	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$13.27	$12.53	$10.15	$10.02	$7.85
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.11(4)	0.11(4)	0.90	0.13	0.15
Net realized and unrealized gain/(loss)	0.39	2.82	1.63	0.11	2.11
Total from Investment Operations	0.50	2.93	2.53	0.24	2.26
Less Dividends and Distributions:
Dividends (from net investment income)	(0.28)	(0.11)	(0.15)	(0.11)	(0.09)
Distributions (from capital gains)	(4.48)	(2.08)	–	–	–
Total Dividends and Distributions	(4.76)	(2.19)	(0.15)	(0.11)	(0.09)
Net Asset Value, End of Period	$9.01	$13.27	$12.53	$10.15	$10.02
Total Return	3.99%	25.01%	25.12%	2.48%	28.81%
Net Assets, End of Period (in thousands)	$12,967	$64	$64	$221	$216
Average Net Assets for the Period (in thousands)	$2,892	$63	$132	$208	$254
Ratios to Average Net Assets:
Ratio of Gross Expenses	1.20%	1.23%	1.16%	1.15%	1.17%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.18%	1.08%	0.97%	1.09%	1.17%
Ratio of Net Investment Income/(Loss)	1.20%	0.88%	1.41%	1.36%	1.16%
Portfolio Turnover Rate	107%	150%	100%	100%	108%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Formerly named INTECH U.S. Value Fund.
(2)	Period from October 28, 2014 (inception date) through June 30, 2015.
(3)	Effective April 24, 2015 , INTECH U.S. Managed Volatility Fund II merged into INTECH U.S. Managed Volatility Fund.
(4)	Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20 | JUNE 30, 2015

Class T Shares

	INTECH U.S. Managed Volatility Fund(1)
For a share outstanding during each year ended June 30	2015(2)	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$13.19	$12.48	$10.18	$10.05	$7.87
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.13(3)	0.14(3)	0.19	0.13	0.15
Net realized and unrealized gain/(loss)	0.38	2.80	2.31	0.13	2.15
Total from Investment Operations	0.51	2.94	2.50	0.26	2.30
Less Dividends and Distributions:
Dividends (from net investment income)	(0.29)	(0.15)	(0.20)	(0.13)	(0.12)
Distributions (from capital gains)	(4.48)	(2.08)	–	–	–
Total Dividends and Distributions	(4.77)	(2.23)	(0.20)	(0.13)	(0.12)
Net Asset Value, End of Period	$8.93	$13.19	$12.48	$10.18	$10.05
Total Return	4.19%	25.27%	24.84%	2.73%	29.29%
Net Assets, End of Period (in thousands)	$82,199	$18,659	$479	$58	$17
Average Net Assets for the Period (in thousands)	$31,644	$9,758	$205	$36	$35
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.95%	0.90%	0.91%	0.89%	0.95%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.95%	0.90%	0.89%	0.89%	0.95%
Ratio of Net Investment Income/(Loss)	1.27%	1.09%	1.28%	1.54%	1.39%
Portfolio Turnover Rate	107%	150%	100%	100%	108%

(1)	Formerly named INTECH U.S. Value Fund.
(2)	Effective April 24, 2015 , INTECH U.S. Managed Volatility Fund II merged into INTECH U.S. Managed Volatility Fund.
(3)	Per share amounts are calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

Janus Investment Fund | 21

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund) (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in common stocks. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class N Shares also are available to Janus proprietary products.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the

22 | JUNE 30, 2015

amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary
FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated

Janus Investment Fund | 23

Notes to Financial Statements (continued)

daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions
The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2.	Other Investments and Strategies

Additional Investment Risk
The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

24 | JUNE 30, 2015

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities
The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund’s Schedule of Investments.

Janus Investment Fund | 25

Notes to Financial Statements (continued)

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
Counterparty	of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Deutsche Bank AG	$810,316	$–	$(810,316)	$–

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

Real Estate Investing
To the extent that real estate-related securities may be included in the Fund’s named benchmark index, INTECH’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending
Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management

26 | JUNE 30, 2015

vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments. Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

3.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

	Average Daily
	Net Assets	Contractual Investment
Fund	of the Fund	Advisory Fee (%)

INTECH U.S. Managed Volatility Fund	All Asset Levels	0.50

INTECH Investment Management LLC (“INTECH”) serves as subadviser to the Fund. As subadviser, INTECH provides day-to-day management of the investment operations of the Fund subject to the general oversight of Janus Capital. Janus Capital owns approximately 97% of INTECH.

Janus Capital pays INTECH a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the transfer agency agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least November 1, 2015.

Expense
Fund	Limit (%)

INTECH U.S. Managed Volatility Fund	0.79

If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the transfer agency agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial

Janus Investment Fund | 27

Notes to Financial Statements (continued)

advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $580,523 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2015. The Fund’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2015 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred

28 | JUNE 30, 2015

compensation expenses for the year ended June 30, 2015 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $279,000 were paid by the Trust to a Trustee under the Deferred Plan during the year ended June 30, 2015.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2015 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the year ended June 30, 2015, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

INTECH U.S. Managed Volatility Fund	$5,427

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the year ended June 30, 2015.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the year ended June 30, 2015.

As of June 30, 2015, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

	% of Class	% of Fund
Fund	Owned	Owned

INTECH U.S. Managed Volatility Fund - Class A Shares	-%	-%
INTECH U.S. Managed Volatility Fund - Class C Shares	-	-
INTECH U.S. Managed Volatility Fund - Class D Shares	2	0
INTECH U.S. Managed Volatility Fund - Class I Shares	-	-
INTECH U.S. Managed Volatility Fund - Class N Shares	96	25
INTECH U.S. Managed Volatility Fund - Class S Shares	1	0
INTECH U.S. Managed Volatility Fund - Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

4.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as

Janus Investment Fund | 29

Notes to Financial Statements (continued)

ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The Fund has elected to defer post-October losses and qualified late-year losses as noted in the table below. These losses will be deferred for tax purposes and recognized during the next fiscal year.

	Undistributed	Undistributed		Loss Deferrals		Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Late-Year	Post-October	to Tax	Appreciation/
Fund	Income	Gains	Capital Losses	Ordinary Loss	Capital Loss	Differences	(Depreciation)

INTECH U.S. Managed Volatility Fund	$972,302	$–	$(65,625,412)	$–	$(1,323,329)	$(5,261)	$23,658,725

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2015, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended Jund 30, 2015

			Accumulated
	No Expiration		Capital
Fund	Short-Term	Long-Term	Losses

INTECH U.S. Managed Volatility Fund	$(65,625,412)	$–	$(65,625,412)

During the year ended June 30, 2015, the following capital loss carryovers were utilized by the Fund as indicated in the table:

Capital Loss
Fund	Carryover Utilized

INTECH U.S. Managed Volatility Fund	$2,454,193

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

INTECH U.S. Managed Volatility Fund	$263,247,371	$32,203,980	$(8,545,255)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2015

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

INTECH U.S. Managed Volatility Fund	$7,750,577	$23,392,476	$–	$–

30 | JUNE 30, 2015

For the year ended June 30, 2014

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

INTECH U.S. Managed Volatility Fund	$4,754,595	$11,890,778	$–	$–

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

	Increase/(Decrease)	Increase/(Decrease) to Undistributed Net	Increase/(Decrease) to Undistributed Net
Fund	to Capital	Investment Income/Loss	Realized Gain/Loss

INTECH U.S. Managed Volatility Fund	$69,383,004	$(1,399)	$(69,381,605)

5.	Capital Share Transactions

	INTECH U.S. Managed Volatility
	Fund
For each year ended June 30	2015(1)	2014

Transactions in Fund Shares – Class A Shares:
Shares sold	268,823	157,909
Acquisition (Note 7)	793,602	N/A
Reinvested dividends and distributions	61,449	114,887
Shares repurchased	(254,006)	(755,014)
Net Increase/(Decrease) in Fund Shares	869,868	(482,218)
Shares Outstanding, Beginning of Period	108,190	590,408
Shares Outstanding, End of Period	978,058	108,190
Transactions in Fund Shares – Class C Shares:
Shares sold	98,334	49,224
Acquisition (Note 7)	439,433	N/A
Reinvested dividends and distributions	13,351	5,721
Shares repurchased	(127,701)	(19,749)
Net Increase/(Decrease) in Fund Shares	423,417	35,196
Shares Outstanding, Beginning of Period	65,778	30,582
Shares Outstanding, End of Period	489,195	65,778
Transactions in Fund Shares – Class D Shares:
Shares sold	455,035	N/A
Acquisition (Note 7)	N/A	N/A
Reinvested dividends and distributions	38,795	N/A
Shares repurchased	(121,952)	N/A
Net Increase/(Decrease) in Fund Shares	371,878	N/A
Shares Outstanding, Beginning of Period	N/A	N/A
Shares Outstanding, End of Period	371,878	N/A
Transactions in Fund Shares – Class I Shares:
Shares sold	1,204,978	1,050,321
Acquisition (Note 7)	14,348,474	N/A
Reinvested dividends and distributions	690,138	1,114,934
Shares repurchased	(12,894,101)	(520,136)
Net Increase/(Decrease) in Fund Shares	3,349,489	1,645,119
Shares Outstanding, Beginning of Period	7,849,202	6,204,083
Shares Outstanding, End of Period	11,198,691	7,849,202

Janus Investment Fund | 31

Notes to Financial Statements (continued)

	INTECH U.S. Managed Volatility
	Fund
For each year ended June 30	2015(1)	2014

Transactions in Fund Shares – Class N Shares:
Shares sold	9,747,550	N/A
Acquisition (Note 7)	N/A	N/A
Reinvested dividends and distributions	1,445,934	N/A
Shares repurchased	(2,869,864)	N/A
Net Increase/(Decrease) in Fund Shares	8,323,620	N/A
Shares Outstanding, Beginning of Period	N/A	N/A
Shares Outstanding, End of Period	8,323,620	N/A
Transactions in Fund Shares – Class S Shares:
Shares sold	1,159,835	–
Acquisition (Note 7)	300,433	N/A
Reinvested dividends and distributions	29,723	741
Shares repurchased	(54,900)	(956)
Net Increase/(Decrease) in Fund Shares	1,435,091	(215)
Shares Outstanding, Beginning of Period	4,853	5,068
Shares Outstanding, End of Period	1,439,944	4,853
Transactions in Fund Shares – Class T Shares:
Shares sold	1,115,400	1,466,675
Acquisition (Note 7)	7,369,994	N/A
Reinvested dividends and distributions	819,860	121,771
Shares repurchased	(1,513,427)	(212,007)
Net Increase/(Decrease) in Fund Shares	7,791,827	1,376,439
Shares Outstanding, Beginning of Period	1,414,790	38,351
Shares Outstanding, End of Period	9,206,617	1,414,790
(1) Period from December 22, 2014 (inception date) through June 30, 2015 and October 28, 2014 (inception date) through June 30, 2015 for Class D Shares and Class N Shares, respectively.

6.	Purchases and Sales of Investment Securities

For the year ended June 30, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

INTECH U.S. Managed Volatility Fund	$155,818,475	$208,870,587	$–	$–

7.	Fund Acquisition

The Board of Trustees of Janus Investment Fund approved an Agreement and Plan of Reorganization that provided for the merger of INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund) with and into INTECH U.S. Managed Volatility Fund (the “Merger”), effective at the close of business on April 24, 2015. The Merger is designed to streamline the Janus mutual funds platform by consolidating similar funds. The Merger was tax-free for federal income tax purposes; therefore, shareholders should not realize a tax gain or loss upon receipt of shares issued in connection with the Merger. The table below reflects the Merger activity.

32 | JUNE 30, 2015

Target Fund’s
	Target Fund’s		Acquiring	Acquiring		Unrealized
	Shares	Target Fund’s	Fund’s	Fund’s	Combined	Appreciation/
	Outstanding	Net Assets	Shares Issued	Net Assets	Net Assets	(Depreciation)
Fund	Prior to Merger	Prior to Merger	in Merger	Prior to Merger	after Merger	Prior to Merger

INTECH U.S. Managed Volatility Fund	$9,459,900	$215,750,123	$23,255,480	$82,941,918	$298,692,041	$28,997,559

Assuming the Merger had been completed on July 1, 2014, the pro forma results of operations for the year ended June 30, 2015, are as follows:

Net investment income $6,215,220

Net gain/(loss) on investments $79,207,619

Net increase/(decrease) in net assets resulting from operations $85,422,839

8.	Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2015 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund | 33

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders
of INTECH U.S. Managed Volatility Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INTECH U.S. Managed Volatility Fund (formerly known as INTECH U.S. Value Fund) (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) at June 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
August 13, 2015

34 | JUNE 30, 2015

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service

Janus Investment Fund | 35

Additional Information (unaudited) (continued)

providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the

36 | JUNE 30, 2015

second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for

Janus Investment Fund | 37

Additional Information (unaudited) (continued)

the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper

38 | JUNE 30, 2015

quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

Janus Investment Fund | 39

Additional Information (unaudited) (continued)

underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus

40 | JUNE 30, 2015

Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also

Janus Investment Fund | 41

Additional Information (unaudited) (continued)

noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that

42 | JUNE 30, 2015

Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

Janus Investment Fund | 43

Additional Information (unaudited) (continued)

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief

44 | JUNE 30, 2015

that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund | 45

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2015. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will

46 | JUNE 30, 2015

notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or

Janus Investment Fund | 47

Useful Information About Your Fund Report (unaudited) (continued)

investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

48 | JUNE 30, 2015

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2015:

Capital Gain Distributions

Fund

INTECH U.S. Managed Volatility Fund	$23,392,476

Dividends Received Deduction Percentage

Fund

INTECH U.S. Managed Volatility Fund	100%

Qualified Dividend Income Percentage

Fund

INTECH U.S. Managed Volatility Fund	100%

Janus Investment Fund | 49

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 61 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Chief Executive Officer, Imprint Capital (impact investment firm) (since 2013), and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	61	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

50 | JUNE 30, 2015

TRUSTEES (continued)

					Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Managing Director, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	61	Director of MotiveQuest LLC (strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	61	Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Investment Fund | 51

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

					Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	61	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	61	None

52 | JUNE 30, 2015

TRUSTEES (continued)

Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	61	Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

Trustee Consultant

Raudline Etienne* 151 Detroit Street Denver, CO 80206 DOB: 1965	Consultant	6/14-Present	Senior Vice President, Albright Stonebridge Group LLC (global strategy firm) (since 2011). Formerly, Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	N/A	Director of Brightwood Capital Advisors, LLC (since 2014).

*  Raudline Etienne was appointed consultant to the Trustees effective June 2, 2014. Shareholders of the Janus Funds are expected to be asked to elect Ms. Etienne as a Trustee at a future shareholder meeting.

Janus Investment Fund | 53

Trustees and Officers (unaudited) (continued)

OFFICERS

Principal Occupations During the
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Past Five Years

Stephanie Grauerholz 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, Vice President and Assistant Secretary of Janus Distributors LLC, and Vice President of Janus Services LLC (since 2015).

Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present	President of Janus Capital Group Inc. and Janus Capital Management LLC (since 2013); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013), and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

54 | JUNE 30, 2015

Notes

Janus Investment Fund | 55

Notes

56 | JUNE 30, 2015

Notes

Janus Investment Fund | 57

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0815-93925	125-02-93016 08-15

annual report
June 30, 2015

Janus Adaptive Global Allocation Fund

Janus Investment Fund

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Adaptive Global Allocation Fund

Janus Adaptive Global Allocation Fund (unaudited)

FUND SNAPSHOT
This global allocation fund seeks to provide investors total return by dynamically allocating its assets across a portfolio of global equity and fixed income investments, which may involve the use of derivatives. The fund is designed to actively adapt based on forward-looking views on extreme market movements, both positive and negative, with the goal of minimizing the risk of significant loss in a major downturn while participating in the growth potential of capital markets.
Ashwin Alankar co-portfolio manager	Enrique Chang co-portfolio manager

Janus Adaptive Global Allocation Fund began investment operations on June 23, 2015. The information provided for Janus Adaptive Global Allocation Fund reflects investment activity for the period June 23, 2015 to June 30, 2015.

Janus Investment Fund | 1

Janus Adaptive Global Allocation Fund (unaudited)

Janus Adaptive Global Allocation Fund At A Glance

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2015

iShares Core S&P 500® Exchange-Traded Funds (ETFs)	7.2%
Vanguard FTSE Europe Exchange-Traded Funds (ETFs)	3.3%
iShares MSCI EAFE Index Fund Exchange-Traded Funds (ETFs)	2.3%
Vanguard MSCI Pacific Exchange-Traded Funds (ETFs)	2.0%
iShares MSCI Chile Capped Exchange-Traded Funds (ETFs)	0.6%

15.4%

Asset Allocation – (% of Net Assets)
As of June 30, 2015

* Includes Other of (55.4)%.

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2015

2 | JUNE 30, 2015

(unaudited)

Performance

Cumulative Total Return – for the period ended June 30, 2015		Expense Ratios – per the June 23, 2015 prospectuses (estimated for the fiscal year)
	Since	Total Annual Fund	Net Annual Fund
	Inception*	Operating Expenses	Operating Expenses

Janus Adaptive Global Allocation Fund – Class A Shares

NAV	–3.10%	1.49%	1.18%

MOP	–8.67%

Janus Adaptive Global Allocation Fund – Class C Shares

NAV	–3.10%	2.24%	1.93%

CDSC	–4.07%

Janus Adaptive Global Allocation Fund – Class D Shares(1)	–3.00%	1.33%	1.01%

Janus Adaptive Global Allocation Fund – Class I Shares	–3.10%	1.23%	0.93%

Janus Adaptive Global Allocation Fund – Class N Shares	–3.00%	1.18%	0.88%

Janus Adaptive Global Allocation Fund – Class S Shares	–3.10%	1.68%	1.38%

Janus Adaptive Global Allocation Fund – Class T Shares	–3.10%	1.43%	1.13%

Adaptive Global Allocation 70-30 Index	–2.13%

MSCI All Country World IndexSM	–3.15%

Barclays Global Aggregate Bond Index	0.24%

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month–end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2016.

See important disclosures on the next page.

Janus Investment Fund | 3

Janus Adaptive Global Allocation Fund (unaudited)

The expense ratios shown reflect estimated annualized expenses that the Fund expects to incur during its initial fiscal year.

Performance for very short time periods may not be indicative of future performance.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Fixed income securities are subject to interest rate, inflation, credit and default risk. The bond market is volatile. As interest rates rise, bond prices usually fall, and vice versa. The return of principal is not guaranteed, and prices may decline if an issuer fails to make timely payments or its credit strength weakens.

High-yield/high-risk bonds, also known as “junk” bonds, involve a greater risk of default and price volatility than U.S. Government and other high quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility, lower liquidity and differing financial and information reporting standards, all of which are magnified in emerging markets.

Alternative investments include, but are not limited to, commodities, real estate, currencies, hedging strategies, futures, structured products, and other securities intended to be less correlated to the market. They are typically subject to increased risk and are not suitable for all investors.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Until the earlier of three years from inception or the Fund’s assets meeting the first fee breakpoint, Janus Capital may recover expenses previously waived or reimbursed if the expense ratio falls below certain limits.

Rankings are not provided for Funds that are less than one year old.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – June 23, 2015
(1)	Closed to certain new investors.

4 | JUNE 30, 2015

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(6/23/15)	(6/30/15)	(6/23/15 - 6/30/15)*	(1/1/15)	(6/30/15)	(1/1/15 - 6/30/15)†	(6/23/15 - 6/30/15)

Class A Shares	$1,000.00	$969.00	$0.23	$1,000.00	$1,019.49	$5.36	1.07%

Class C Shares	$1,000.00	$969.00	$0.45	$1,000.00	$1,014.53	$10.34	2.07%

Class D Shares	$1,000.00	$970.00	$0.21	$1,000.00	$1,019.93	$4.91	0.98%

Class I Shares	$1,000.00	$969.00	$0.18	$1,000.00	$1,020.73	$4.11	0.82%

Class N Shares	$1,000.00	$970.00	$0.18	$1,000.00	$1,020.73	$4.11	0.82%

Class S Shares	$1,000.00	$969.00	$0.18	$1,000.00	$1,020.73	$4.11	0.82%

Class T Shares	$1,000.00	$969.00	$0.26	$1,000.00	$1,018.84	$6.01	1.20%

*	Actual Expenses Paid During Period reflect only the inception period for the fund (June 23, 2015 to June 30, 2015) and are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 8/365 (to reflect the period). Therefore, actual expenses shown are lower than would be expected for a six-month period.
†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund | 5

Janus Adaptive Global Allocation Fund

Schedule of Investments

As of June 30, 2015

Shares or Principal Amount		Value
Common Stocks – 42.3%
Aerospace & Defense – 0.6%
545	Airbus Group SE	$35,357
2,064	BAE Systems PLC	14,630
131	Boeing Co.	18,172
267	Bombardier, Inc. – Class B	481
193	CAE, Inc.	2,298
744	Cobham PLC	3,074
408	Finmeccanica SpA*	5,130
135	General Dynamics Corp.	19,128
202	Honeywell International, Inc.	20,598
177	L-3 Communications Holdings, Inc.	20,068
109	Lockheed Martin Corp.	20,263
505	Meggitt PLC	3,700
112	Northrop Grumman Corp.	17,767
79	Precision Castparts Corp.	15,790
250	Raytheon Co.	23,920
212	Rockwell Collins, Inc.	19,578
1,185	Rolls-Royce Holdings PLC*	16,196
288	Safran SA	19,516
333	Textron, Inc.	14,862
141	Thales SA	8,513
2	TransDigm Group, Inc.*	449
185	United Technologies Corp.	20,522
1	Zodiac Aerospace	33

		320,045
Air Freight & Logistics – 0.2%
1,832	Bollore SA	9,751
240	CH Robinson Worldwide, Inc.	14,974
784	Deutsche Post AG	22,901
390	Expeditors International of Washington, Inc.	17,981
131	FedEx Corp.	22,322
282	Royal Mail PLC	2,279
241	United Parcel Service, Inc. – Class B	23,355
1,000	Yamato Holdings Co., Ltd.	19,364

		132,927
Airlines – 0.2%
224	American Airlines Group, Inc.	8,945
8,000	ANA Holdings, Inc.	21,711
254	Delta Air Lines, Inc.	10,434
206	Deutsche Lufthansa AG*	2,656
1,405	International Consolidated Airlines Group SA*	10,926
500	Japan Airlines Co., Ltd.	17,447
353	Southwest Airlines Co.	11,681
70	United Continental Holdings, Inc.*	3,711

		87,511
Auto Components – 0.3%
300	Aisin Seiki Co., Ltd.	12,773
232	BorgWarner, Inc.	13,187
500	Bridgestone Corp.	18,499
119	Cie Generale des Etablissements Michelin	12,468
127	Continental AG	30,048
138	Delphi Automotive PLC	11,742
300	Denso Corp.	14,945
2,481	GKN PLC	13,038
304	Goodyear Tire & Rubber Co.	9,166
269	Johnson Controls, Inc.	13,323
272	Magna International, Inc.	15,268
36	Nokian Renkaat Oyj	1,128
900	Sumitomo Electric Industries, Ltd.	13,952

		179,537
Automobiles – 0.7%
429	Bayerische Motoren Werke AG	46,951
673	Daimler AG	61,246
892	Fiat Chrysler Automobiles NV*	13,065
907	Ford Motor Co.	13,614
400	Fuji Heavy Industries, Ltd.	14,736
446	General Motors Co.	14,865
212	Harley-Davidson, Inc.	11,946
500	Honda Motor Co., Ltd.	16,187
800	Mazda Motor Corp.	15,677
1,900	Mitsubishi Motors Corp.	16,179
1,400	Nissan Motor Co., Ltd.	14,587
584	Peugeot SA*	12,008
186	Renault SA	19,369
400	Suzuki Motor Corp.	13,516
4	Tesla Motors, Inc.*	1,073
300	Toyota Motor Corp.	20,110
304	Volkswagen AG	70,332

		375,461
Beverages – 1.2%
1,031	Anheuser-Busch InBev NV	123,545
2,100	Asahi Group Holdings, Ltd.	66,799
385	Brown-Forman Corp. – Class B	38,569
109	Carlsberg A/S – Class B	9,897
1,138	Coca-Cola Co.	44,644
670	Coca-Cola Enterprises, Inc.	29,105
152	Coca-Cola HBC AG (CDI)*	3,267
253	Constellation Brands, Inc. – Class A	29,353
589	Diageo PLC	17,035
448	Dr Pepper Snapple Group, Inc.	32,659
205	Heineken Holding NV	14,385
125	Heineken NV	9,485
4,100	Kirin Holdings Co., Ltd.	56,489
361	Molson Coors Brewing Co. – Class B	25,201
79	Monster Beverage Corp.*	10,588
463	PepsiCo, Inc.	43,216
235	Pernod Ricard SA	27,139
224	Remy Cointreau SA	16,143
1,196	SABMiller PLC	62,079

		659,598
Biotechnology – 0.3%
134	Actelion, Ltd.*	19,612
66	Alexion Pharmaceuticals, Inc.*	11,931
22	Alkermes PLC*	1,416
112	Amgen, Inc.	17,194
32	Biogen, Inc.*	12,926
31	BioMarin Pharmaceutical, Inc.*	4,240
126	Celgene Corp.*	14,583
528	CSL, Ltd.	35,219
168	Gilead Sciences, Inc.	19,669
249	Grifols SA	10,028
38	Isis Pharmaceuticals, Inc.*	2,187
23	Medivation, Inc.*	2,627
8	Puma Biotechnology, Inc.*	934

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6 | JUNE 30, 2015

Schedule of Investments

As of June 30, 2015

Shares or Principal Amount		Value
Biotechnology – (continued)
24	Regeneron Pharmaceuticals, Inc.*	$12,243
94	Vertex Pharmaceuticals, Inc.*	11,607

		176,416
Building Products – 0.2%
249	Allegion PLC	14,975
682	Assa Abloy AB – Class B	12,849
361	Cie de St-Gobain	16,205
300	Daikin Industries, Ltd.	21,596
7	Fortune Brands Home & Security, Inc.	321
24	Geberit AG	8,003
546	Masco Corp.	14,562

		88,511
Capital Markets – 0.9%
623	3i Group PLC	5,055
855	Aberdeen Asset Management PLC	5,427
55	Affiliated Managers Group, Inc.*	12,023
97	Ameriprise Financial, Inc.	12,118
354	Bank of New York Mellon Corp.	14,857
38	BlackRock, Inc.	13,147
465	Charles Schwab Corp.	15,182
207	CI Financial Corp.	5,570
638	Credit Suisse Group AG*	17,542
858	Deutsche Bank AG	25,775
431	E*TRADE Financial Corp.*	12,908
149	Eaton Vance Corp.	5,830
266	Franklin Resources, Inc.	13,042
68	Goldman Sachs Group, Inc.	14,198
3,850	ICAP PLC	32,026
322	IGM Financial, Inc.	10,257
326	Invesco, Ltd.	12,222
3,605	Investec PLC	32,395
179	Julius Baer Group, Ltd.*	10,044
236	Legg Mason, Inc.	12,161
238	Macquarie Group, Ltd.	14,945
428	Morgan Stanley	16,602
1,800	Nomura Holdings, Inc.	12,218
260	Northern Trust Corp.	19,880
35	Partners Group Holding AG	10,466
349	Raymond James Financial, Inc.	20,793
132	SEI Investments Co.	6,472
197	State Street Corp.	15,169
276	T Rowe Price Group, Inc.	21,454
2,441	UBS Group AG*	51,787

		471,565
Chemicals – 1.5%
99	Agrium, Inc.	10,494
218	Air Liquide S.A.	27,569
149	Air Products & Chemicals, Inc.	20,388
209	Airgas, Inc.	22,108
156	Akzo Nobel N.V.	11,350
15	Arkema SA	1,081
4	Ashland, Inc.	488
605	BASF SE	53,156
20	Celanese Corp. – Series A	1,438
298	CF Industries Holdings, Inc.	19,155
120	Croda International PLC	5,188
422	Dow Chemical Co.	21,594
243	Eastman Chemical Co.	19,882
233	Ecolab, Inc.	26,345
400	EI du Pont de Nemours & Co.	25,580
1	EMS-Chemie Holding AG	423
369	FMC Corp.	19,391
8	Givaudan SA*	13,848
7,443	Incitec Pivot, Ltd.	22,105
226	International Flavors & Fragrances, Inc.	24,699
142	Johnson Matthey PLC	6,777
52	K+S AG	2,190
194	Koninklijke DSM NV	11,245
61	LANXESS AG	3,596
120	Linde AG	22,727
166	LyondellBasell Industries NV – Class A	17,184
2	Methanex Corp.	112
3,500	Mitsubishi Chemical Holdings Corp.	22,038
223	Monsanto Co.	23,770
482	Mosaic Co.	22,582
700	Nippon Paint Holdings Co., Ltd.	19,764
300	Nitto Denko Corp.	24,663
224	Novozymes A/S – Class B	10,650
52	OCI NV*	1,469
1,531	Orica, Ltd.	25,132
571	Potash Corp. of Saskatchewan, Inc.	17,686
221	PPG Industries, Inc.	25,353
236	Praxair, Inc.	28,214
83	Sherwin-Williams Co.	22,827
500	Shin-Etsu Chemical Co., Ltd.	31,049
661	Sigma-Aldrich Corp.	92,110
54	Solvay SA	7,428
27	Symrise AG	1,675
63	Syngenta AG	25,612
116	Umicore SA	5,499
34	Westlake Chemical Corp.	2,332
184	Yara International ASA	9,589

		829,555
Commercial Banks – 2.8%
749	Australia & New Zealand Banking Group, Ltd.	18,605
1,754	Banca Monte dei Paschi di Siena SpA*	3,414
2,226	Banco Bilbao Vizcaya Argentaria SA	21,816
42,658	Banco Comercial Portugues SA – Class R*	3,709
3,262	Banco de Sabadell SA	7,872
227	Banco Popolare SC*	3,735
1,343	Banco Popular Espanol SA	6,506
9,059	Banco Santander SA	63,254
769	Bank of America Corp.	13,088
456	Bank of Montreal	27,025
768	Bank of Nova Scotia	39,648
7,413	Bankia S.A.	9,404
569	Bankinter SA	4,205
10,780	Barclays PLC	44,117
375	BB&T Corp.	15,116
1,946	Bendigo & Adelaide Bank, Ltd.	18,404
846	BNP Paribas SA	51,066
3,691	CaixaBank SA	17,099
257	Canadian Imperial Bank of Commerce	18,956
69	CIT Group, Inc.	3,208
246	Citigroup, Inc.	13,589
177	Citizens Financial Group, Inc.	4,834
238	Comerica, Inc.	12,214
1,843	Commerzbank AG*	23,554
295	Commonwealth Bank of Australia	19,373

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 7

Janus Adaptive Global Allocation Fund

Schedule of Investments

As of June 30, 2015

Shares or Principal Amount		Value
Commercial Banks – (continued)
4	Credicorp, Ltd.	$556
1,677	Credit Agricole SA	24,937
686	Danske Bank A/S	20,178
355	DNB ASA	5,925
275	Erste Group Bank AG*	7,809
1,029	Fifth Third Bancorp	21,424
13,584	HSBC Holdings PLC	121,661
1,197	Huntington Bancshares, Inc.	13,538
2,446	ING Groep NV	40,380
10,365	Intesa Sanpaolo SpA	37,573
11,932	Intesa Sanpaolo SpA	38,066
218	JPMorgan Chase & Co.	14,772
265	KBC Groep NV	17,706
825	KeyCorp	12,392
48,932	Lloyds Banking Group PLC	65,526
124	M&T Bank Corp.	15,491
1,500	Mitsubishi UFJ Financial Group, Inc.	10,785
5,600	Mizuho Financial Group, Inc.	12,127
701	National Australia Bank, Ltd.	18,013
417	National Bank of Canada	15,668
1,675	Nordea Bank AB	20,903
3,900	Oversea-Chinese Banking Corp., Ltd.	29,485
1,026	People’s United Financial, Inc.	16,631
208	PNC Financial Services Group, Inc.	19,895
265	Raiffeisen Bank International AG*	3,855
1,919	Regions Financial Corp.	19,881
2,500	Resona Holdings, Inc.	13,657
1,007	Royal Bank of Canada	61,591
7,281	Royal Bank of Scotland Group PLC*	40,206
2,900	Seven Bank, Ltd.	13,437
1,401	Skandinaviska Enskilda Banken AB – Class A	17,923
510	Societe Generale SA	23,803
2,147	Standard Chartered PLC	34,370
300	Sumitomo Mitsui Financial Group, Inc.	13,383
3,000	Sumitomo Mitsui Trust Holdings, Inc.	13,744
321	SunTrust Banks, Inc.	13,809
1,225	Svenska Handelsbanken AB	17,889
718	Swedbank A.B. – Class A	16,751
1,409	Toronto-Dominion Bank	59,844
3,747	UniCredit SpA	25,165
565	Unione di Banche Italiane SCpA	4,531
373	US Bancorp	16,188
288	Wells Fargo & Co.	16,197
705	Westpac Banking Corp.	17,484
368	Zions Bancorporation	11,679

		1,520,639
Commercial Services & Supplies – 0.3%
455	ADT Corp.	15,274
217	Aggreko PLC	4,906
753	Babcock International Group PLC	12,776
2,695	Brambles, Ltd.	22,037
219	Cintas Corp.	18,525
148	Edenred	3,657
1,326	G4S PLC	5,595
86	ISS A/S	2,838
588	Pitney Bowes, Inc.	12,236
569	Republic Services, Inc.	22,288
36	Securitas AB – Class B	476
32	Societe BIC SA	5,101
150	Stericycle, Inc.*	20,087
476	Tyco International PLC	18,316
564	Waste Management, Inc.	26,141

		190,253
Communications Equipment – 0.3%
2,324	Alcatel-Lucent*	8,466
1,026	Cisco Systems, Inc.	28,174
116	F5 Networks, Inc.*	13,961
228	Harris Corp.	17,536
498	Juniper Networks, Inc.	12,933
469	Motorola Solutions, Inc.	26,892
2,581	Nokia Oyj	17,521
1	Palo Alto Networks, Inc.*	175
295	QUALCOMM, Inc.	18,476
2,489	Telefonaktiebolaget LM Ericsson – Class B	25,804

		169,938
Construction & Engineering – 0.2%
424	ACS Actividades de Construccion y Servicios SA	13,638
236	Bouygues SA	8,822
1	Chicago Bridge & Iron Co. NV	50
464	Ferrovial SA	10,060
284	Fluor Corp.	15,055
424	Jacobs Engineering Group, Inc.*	17,223
437	Quanta Services, Inc.*	12,594
270	Skanska AB – Class B	5,475
100	SNC-Lavalin Group, Inc.	3,360
382	Vinci SA	22,091

		108,368
Construction Materials – 0.2%
6,578	Fletcher Building, Ltd.	36,182
148	HeidelbergCement AG	11,735
209	Holcim, Ltd.*	15,428
1,918	James Hardie Industries PLC (CDI)	25,626
194	Lafarge SA	12,811
115	Martin Marietta Materials, Inc.	16,274
222	Vulcan Materials Co.	18,632

		136,688
Consumer Finance – 0.1%
318	American Express Co.	24,715
169	Capital One Financial Corp.	14,867
299	Discover Financial Services	17,228
983	Navient Corp.	17,901

		74,711
Containers & Packaging – 0.3%
3,364	Amcor, Ltd.	35,603
333	Avery Dennison Corp.	20,293
284	Ball Corp.	19,923
11	Crown Holdings, Inc.*	582
434	MeadWestvaco Corp.	20,480
764	Owens-Illinois, Inc.*	17,526
30	Packaging Corp. of America	1,875
947	Rexam PLC	8,212
5	Rock-Tenn Co. – Class A	301
354	Sealed Air Corp.	18,189

		142,984
Distributors – 0%
165	Genuine Parts Co.	14,772

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | JUNE 30, 2015

Schedule of Investments

As of June 30, 2015

Shares or Principal Amount		Value
Diversified Consumer Services – 0%
348	H&R Block, Inc.	$10,318
Diversified Financial Services – 0.5%
571	ASX, Ltd.	17,575
142	Berkshire Hathaway, Inc. – Class B*	19,328
140	CME Group, Inc.	13,028
122	Deutsche Boerse AG	10,097
183	Eurazeo SA	12,107
124	Exor SpA	5,919
103	Groupe Bruxelles Lambert SA	8,290
722	Industrivarden AB – Class C	13,611
95	Intercontinental Exchange, Inc.	21,243
365	Investment AB Kinnevik – Class B	11,546
484	Investor AB – Class B	18,044
400	Japan Exchange Group, Inc.	12,993
1,019	Leucadia National Corp.	24,741
221	London Stock Exchange Group PLC	8,228
135	McGraw Hill Financial, Inc.	13,561
2,800	Mitsubishi UFJ Lease & Finance Co., Ltd.	15,331
122	Moody’s Corp.	13,171
269	NASDAQ OMX Group, Inc.	13,130
188	Onex Corp.	10,404
800	Orix Corp.	11,905
204	Voya Financial, Inc.	9,480

		283,732
Diversified Telecommunication Services – 2.1%
3,237	AT&T, Inc.	114,978
537	BCE, Inc.	22,816
5,746	BT Group PLC	40,639
2,818	CenturyLink, Inc.	82,793
2,885	Deutsche Telekom AG	49,686
137	Elisa Oyj	4,342
10,678	Frontier Communications Corp.	52,856
43	Iliad SA	9,531
563	Inmarsat PLC	8,097
3,307	Koninklijke KPN NV	12,644
1,275	Level 3 Communications, Inc.*	67,154
2,100	Nippon Telegraph & Telephone Corp.	76,084
1,722	Orange SA	26,509
239	Proximus	8,437
30,800	Singapore Telecommunications, Ltd.	96,300
33,322	Spark New Zealand, Ltd.	63,090
36	Swisscom AG	20,182
268	TDC A/S	1,966
11,689	Telecom Italia SpA*	14,828
17,848	Telecom Italia SpA	18,214
123	Telefonica Deutschland Holding AG	709
3,143	Telefonica SA	44,670
1,002	Telenor ASA	21,966
3,729	TeliaSonera AB	21,967
25,880	Telstra Corp., Ltd.	122,578
515	TELUS Corp.	17,745
2,906	Verizon Communications, Inc.	135,449

		1,156,230
Electric Utilities – 1.1%
401	American Electric Power Co., Inc.	21,241
1,400	Chubu Electric Power Co., Inc.	20,874
1,700	Chugoku Electric Power Co., Inc.	24,812
290	Duke Energy Corp.	20,480
301	Edison International	16,730
3,589	EDP – Energias de Portugal SA	13,622
1,280	Electricite de France SA	28,536
542	Endesa SA	10,371
8,399	Enel SpA	38,049
257	Entergy Corp.	18,118
366	Eversource Energy	16,620
514	Exelon Corp.	16,150
550	FirstEnergy Corp.	17,902
305	Fortis, Inc.	8,568
634	Fortum Oyj	11,265
5,620	Iberdrola SA	37,851
1,700	Kansai Electric Power Co., Inc.*	18,831
1,800	Kyushu Electric Power Co., Inc.*	20,887
213	NextEra Energy, Inc.	20,880
992	Pepco Holdings, Inc.	26,724
340	Pinnacle West Capital Corp.	19,343
825	PPL Corp.	24,313
87	Red Electrica Corp. SA	6,971
546	Southern Co.	22,877
610	SSE PLC	14,720
3,526	Terna Rete Elettrica Nazionale SpA	15,580
1,600	Tohoku Electric Power Co., Inc.	21,678
2,600	Tokyo Electric Power Co., Inc.*	14,172
950	Xcel Energy, Inc.	30,571

		578,736
Electrical Equipment – 0.4%
1,497	ABB, Ltd.*	31,359
6	Acuity Brands, Inc.	1,080
199	Alstom SA*	5,645
319	AMETEK, Inc.	17,475
273	Eaton Corp. PLC	18,425
337	Emerson Electric Co.	18,680
192	Legrand SA	10,778
2,000	Mitsubishi Electric Corp.	25,856
300	Nidec Corp.	22,469
76	OSRAM Licht AG	3,639
11	Prysmian SpA	238
105	Rockwell Automation, Inc.	13,087
375	Schneider Electric SE	25,888
155	Vestas Wind Systems A/S	7,737

		202,356
Electronic Equipment, Instruments & Components – 0.5%
593	Amphenol Corp. – Class A†	34,376
817	Corning, Inc.	16,119
46	Flextronics International, Ltd.*	520
540	FLIR Systems, Inc.	16,643
283	Hexagon AB – Class B	10,260
5,000	Hitachi, Ltd.	32,966
600	Kyocera Corp.	31,199
200	Murata Manufacturing Co., Ltd.	34,911
1,000	Omron Corp.	43,475
294	TE Connectivity, Ltd. (U.S. Shares)	18,904
43	Trimble Navigation, Ltd.*	1,009
2,300	Yokogawa Electric Corp.	29,584

		269,966
Energy Equipment & Services – 0.5%
250	Amec Foster Wheeler PLC	3,211
298	Baker Hughes, Inc.	18,387
557	Cameron International Corp.*	29,170
11	Core Laboratories NV	1,254
678	Diamond Offshore Drilling, Inc.	17,499

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 9

Janus Adaptive Global Allocation Fund

Schedule of Investments

As of June 30, 2015

Shares or Principal Amount		Value
Energy Equipment & Services – (continued)
1,030	Ensco PLC – Class A	$22,938
419	FMC Technologies, Inc.*	17,384
707	Halliburton Co.	30,450
237	Helmerich & Payne, Inc.	16,690
165	Nabors Industries, Ltd.	2,381
396	National Oilwell Varco, Inc.	19,119
879	Noble Corp. PLC	13,528
479	Petrofac, Ltd.	6,964
456	Saipem SpA*	4,816
311	Schlumberger, Ltd. (U.S. Shares)	26,805
331	Seadrill, Ltd.	3,451
343	Subsea 7 SA*	3,359
77	Technip SA	4,765
912	Tenaris SA	12,281
385	Transocean, Ltd.	6,228
790	Transocean, Ltd. (U.S. Shares)	12,735

		273,415
Food & Staples Retailing – 1.1%
385	Alimentation Couche-Tard, Inc. – Class B	16,472
466	Carrefour S.A.	14,919
103	Casino Guichard Perrachon SA	7,802
246	Colruyt SA	11,014
288	Costco Wholesale Corp.	38,897
363	CVS Health Corp.	38,072
56	Delhaize Group SA	4,623
3,030	Distribuidora Internacional de Alimentacion SA	23,136
27	Empire Co Ltd.	1,902
140	George Weston Ltd.	10,999
89	ICA Gruppen AB	3,159
2,266	J Sainsbury PLC	9,444
21	Jean Coutu Group PJC, Inc. – Class A	390
180	Jeronimo Martins SGPS SA	2,307
535	Koninklijke Ahold NV	10,019
487	Kroger Co.	35,312
301	Loblaw Cos., Ltd.	15,204
40	Magnit PJSC (GDR)	2,226
179	Metro AG	5,643
195	Metro, Inc.	5,234
166	Rite Aid Corp.*	1,386
1,500	Seven & I Holdings Co., Ltd.	64,477
924	Sysco Corp.	33,356
4,959	Tesco PLC	16,559
565	Wal-Mart Stores, Inc.	40,076
365	Walgreens Boots Alliance, Inc.	30,821
2,328	Wesfarmers, Ltd.	70,091
621	Whole Foods Market, Inc.	24,492
1,186	WM Morrison Supermarkets PLC	3,369
2,631	Woolworths, Ltd.	54,717

		596,118
Food Products – 1.6%
622	Archer-Daniels-Midland Co.	29,993
87	Aryzta AG*	4,291
569	Associated British Foods PLC	25,664
1,083	Campbell Soup Co.†	51,605
645	ConAgra Foods, Inc.	28,199
414	Danone SA	26,762
839	General Mills, Inc.†	46,749
406	Hershey Co.	36,065
628	Hormel Foods Corp.	35,400
314	JM Smucker Co.	34,041
618	Kellogg Co.	38,749
200	Keurig Green Mountain, Inc.	15,326
392	Kraft Foods Group, Inc.	33,375
447	McCormick & Co., Inc.	36,185
289	Mead Johnson Nutrition Co.	26,073
770	Mondelez International, Inc. – Class A	31,678
2,063	Nestle SA	148,981
638	Orkla ASA	5,023
335	Saputo, Inc.	8,104
1,875	Tate & Lyle PLC	15,302
588	Tyson Foods, Inc. – Class A	25,066
2,141	Unilever NV	89,151
1,883	Unilever PLC	80,758
40	WhiteWave Foods Co.*	1,955

		874,495
Gas Utilities – 0.2%
445	AGL Resources, Inc.	20,719
3,593	APA Group	22,838
503	Enagas SA	13,678
644	Gas Natural SDG SA	14,602
2,252	Snam SpA	10,714

		82,551
Health Care Equipment & Supplies – 0.9%
403	Abbott Laboratories	19,779
348	Baxter International, Inc.	24,336
179	Becton Dickinson and Co.	25,355
917	Boston Scientific Corp.*	16,231
574	Cochlear, Ltd.	35,489
219	Coloplast A/S – Class B	14,372
121	CR Bard, Inc.	20,655
399	DENTSPLY International, Inc.	20,568
93	Edwards Lifesciences Corp.*	13,246
766	Elekta AB – Class B	4,807
172	Essilor International SA	20,515
109	Getinge AB – Class B	2,624
20	Hologic, Inc.*	761
700	Hoya Corp.	28,070
33	Intuitive Surgical, Inc.*	15,989
348	Medtronic PLC	25,787
1,000	Olympus Corp.	34,567
66	ResMed, Inc.	3,720
873	Smith & Nephew PLC	14,730
43	Sonova Holding AG	5,815
232	St Jude Medical, Inc.	16,952
346	Stryker Corp.	33,067
500	Sysmex Corp.	29,828
247	Varian Medical Systems, Inc.*	20,830
99	William Demant Holding A/S*	7,554
160	Zimmer Biomet Holdings, Inc.	17,477

		473,124
Health Care Providers & Services – 0.8%
103	Aetna, Inc.	13,128
210	AmerisourceBergen Corp.	22,331
89	Anthem, Inc.	14,609
239	Cardinal Health, Inc.	19,992
245	Catamaran Corp.*	14,975
36	Centene Corp.*	2,894
92	Cigna Corp.	14,904
326	DaVita HealthCare Partners, Inc.*	25,907

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 | JUNE 30, 2015

Schedule of Investments

As of June 30, 2015

Shares or Principal Amount		Value
Health Care Providers & Services – (continued)
2	Envision Healthcare Holdings, Inc.*	$79
191	Express Scripts Holding Co.*	16,988
243	Fresenius Medical Care AG & Co. KGaA	20,055
380	Fresenius SE & Co. KGaA	24,378
168	HCA Holdings, Inc.*	15,241
160	Henry Schein, Inc.*	22,739
47	Humana, Inc.	8,990
177	Laboratory Corp. of America Holdings*	21,456
93	McKesson Corp.	20,907
609	Patterson Cos., Inc.	29,628
248	Quest Diagnostics, Inc.	17,985
768	Ramsay Health Care, Ltd.	36,417
2,408	Sonic Healthcare, Ltd.	39,696
170	Tenet Healthcare Corp.*	9,840
165	UnitedHealth Group, Inc.	20,130
100	Universal Health Services, Inc. – Class B	14,210

		447,479
Health Care Technology – 0%
280	Cerner Corp.*	19,337
Hotels, Restaurants & Leisure – 0.5%
154	Accor SA	7,771
42	Aramark	1,301
260	Carnival Corp. (U.S. Shares)	12,841
496	Carnival PLC	25,317
17	Chipotle Mexican Grill, Inc.*	10,285
1,247	Compass Group PLC	20,629
1,431	Crown Resorts, Ltd.	13,467
244	Darden Restaurants, Inc.	17,343
70	Hilton Worldwide Holdings, Inc.*	1,928
211	InterContinental Hotels Group PLC	8,506
23	Las Vegas Sands Corp.	1,209
156	Marriott International, Inc. – Class A	11,605
169	McDonald’s Corp.	16,067
26	Norwegian Cruise Line Holdings, Ltd.*	1,457
200	Oriental Land Co., Ltd.	12,773
355	Restaurant Brands International, Inc.	13,577
142	Royal Caribbean Cruises, Ltd. (U.S. Shares)	11,174
103	Sodexo SA	9,780
238	Starbucks Corp.	12,760
152	Starwood Hotels & Resorts Worldwide, Inc.	12,326
4,874	Tatts Group, Ltd.	13,986
116	Whitbread PLC	9,013
152	William Hill PLC	963
137	Wyndham Worldwide Corp.	11,222
74	Wynn Resorts, Ltd.	7,302
140	Yum! Brands, Inc.	12,611

		277,213
Household Durables – 0.3%
600	Casio Computer Co., Ltd.	11,846
386	DR Horton, Inc.	10,561
226	Electrolux AB – Series B	7,087
212	Garmin, Ltd.	9,313
66	Harman International Industries, Inc.	7,850
50	Husqvarna AB – Class B	377
600	Iida Group Holdings Co., Ltd.	9,561
468	Leggett & Platt, Inc.	22,782
200	Lennar Corp. – Class A	10,208
58	Mohawk Industries, Inc.*	11,072
319	Newell Rubbermaid, Inc.	13,114
1,200	Nikon Corp.	13,886
1,000	Panasonic Corp.	13,741
34	Persimmon PLC*	1,055
491	PulteGroup, Inc.	9,894
1,100	Sekisui House, Ltd.	17,475
300	Sony Corp.	8,486
59	Whirlpool Corp.	10,210

		188,518
Household Products – 0.5%
21	Church & Dwight Co., Inc.	1,704
437	Clorox Co.	45,457
625	Colgate-Palmolive Co.	40,881
9	Energizer Holdings, Inc.	1,184
60	Henkel AG & Co. KGaA	5,718
390	Kimberly-Clark Corp.	41,328
550	Procter & Gamble Co.	43,032
459	Reckitt Benckiser Group PLC	39,573
1,005	Svenska Cellulosa AB SCA – Class B	25,569
2,200	Unicharm Corp.	52,308

		296,754
Independent Power and Renewable Electricity Producers – 0.1%
1,078	AES Corp.	14,294
766	NRG Energy, Inc.	17,526
547	Talen Energy Corp.*	9,387
252	TransAlta Corp.	1,953

		43,160
Industrial Conglomerates – 0.3%
133	3M Co.	20,522
217	Danaher Corp.	18,573
856	General Electric Co.	22,744
617	Koninklijke Philips NV	15,695
105	Roper Industries, Inc.	18,108
583	Siemens AG	58,716
253	Smiths Group PLC	4,487
4,000	Toshiba Corp.	13,762

		172,607
Information Technology Services – 0.7%
203	Accenture PLC – Class A (U.S. Shares)	19,646
59	Alliance Data Systems Corp.*	17,224
307	Amadeus IT Holding SA – Class A	12,236
69	Atos SE	5,152
302	Automatic Data Processing, Inc.	24,230
129	Cap Gemini SA	11,413
199	CGI Group, Inc.*	7,784
241	Cognizant Technology Solutions Corp. – Class A*	14,723
289	Computer Sciences Corp.	18,970
3,780	Computershare, Ltd.	34,145
332	Fidelity National Information Services, Inc.	20,518
268	Fiserv, Inc.*	22,198
3,000	Fujitsu, Ltd.	16,779
136	International Business Machines Corp.	22,122
330	MasterCard, Inc. – Class A	30,848
519	Paychex, Inc.	24,331
469	Teradata Corp.*	17,353
788	Total System Services, Inc.	32,915

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 11

Janus Adaptive Global Allocation Fund

Schedule of Investments

As of June 30, 2015

Shares or Principal Amount		Value
Information Technology Services – (continued)
296	Visa, Inc. – Class A	$19,876
761	Western Union Co.	15,471
1,712	Xerox Corp.	18,216

		406,150
Insurance – 1.9%
161	ACE, Ltd. (U.S. Shares)	16,371
465	Admiral Group PLC	10,132
2,369	Aegon NV	17,408
283	Aflac, Inc.	17,603
252	Ageas	9,707
289	Allianz SE	45,004
239	Allstate Corp.	15,504
228	American International Group, Inc.	14,095
2,468	AMP, Ltd.	11,461
130	Aon PLC	12,958
980	Assicurazioni Generali SpA	17,653
192	Assurant, Inc.	12,864
2,596	Aviva PLC	20,086
1,538	AXA SA	38,797
32	Baloise Holding AG	3,903
234	Chubb Corp.†	22,263
225	Cincinnati Financial Corp.	11,291
500	Dai-ichi Life Insurance Co., Ltd.	9,833
971	Delta Lloyd NV	15,938
6,032	Direct Line Insurance Group PLC	31,821
3	Fairfax Financial Holdings Ltd.	1,480
797	Genworth Financial, Inc. – Class A*	6,033
925	Great-West Lifeco, Inc.	26,932
76	Hannover Rueck SE	7,353
355	Hartford Financial Services Group, Inc.	14,757
35	Industrial Alliance Insurance & Financial Services, Inc.	1,177
3,310	Insurance Australia Group, Ltd.	14,248
249	Intact Financial Corp.	17,305
3,839	Legal & General Group PLC	15,011
196	Lincoln National Corp.	11,607
424	Loews Corp.	16,328
1,265	Manulife Financial Corp.	23,511
306	Marsh & McLennan Cos., Inc.	17,350
339	MetLife, Inc.	18,981
300	MS&AD Insurance Group Holdings, Inc.	9,348
124	Muenchener Rueckversicherungs AG	21,978
581	NN Group NV	16,330
3,121	Old Mutual PLC	9,880
291	Power Corp. of Canada	7,443
758	Power Financial Corp.	21,772
226	Principal Financial Group, Inc.	11,592
670	Progressive Corp.	18,646
141	Prudential Financial, Inc.	12,340
1,907	Prudential PLC	45,912
1,211	QBE Insurance Group, Ltd.	12,770
659	RSA Insurance Group PLC	4,112
356	Sampo Oyj – Class A	16,766
120	SCOR SE	4,233
300	Sompo Japan Nipponkoa Holdings, Inc.	11,011
2,796	Standard Life PLC	19,503
388	Sun Life Financial, Inc.	12,956
1,717	Suncorp Group, Ltd.	17,788
47	Swiss Life Holding AG*	10,766
350	Swiss Re AG	30,986
600	T&D Holdings, Inc.	8,948
300	Tokio Marine Holdings, Inc.	12,488
510	Torchmark Corp.†	29,692
161	Travelers Cos., Inc.	15,562
592	Tryg A/S	12,343
14,800	UnipolSai SpA†	36,658
365	Unum Group	13,049
276	Willis Group Holdings PLC	12,944
435	XL Group PLC	16,182
103	Zurich Insurance Group AG*	31,362

		1,052,125
Internet & Catalog Retail – 0.1%
19	Amazon.com, Inc.*	8,248
75	Expedia, Inc.	8,201
11	Netflix, Inc.*	7,226
9	Priceline Group, Inc.*	10,362
700	Rakuten, Inc.	11,312
119	TripAdvisor, Inc.*	10,370

		55,719
Internet Software & Services – 0.4%
247	Akamai Technologies, Inc.*	17,245
320	eBay, Inc.*	19,277
71	Equinix, Inc.	18,034
175	Facebook, Inc. – Class A*	15,009
37	Google, Inc. – Class A*	19,981
39	Google, Inc. – Class C	20,300
168	Rackspace Hosting, Inc.*	6,248
35	Twitter, Inc.*	1,268
522	VeriSign, Inc.*	32,218
5,800	Yahoo! Japan Corp.	23,414
423	Yahoo!, Inc.*	16,620
42	Zillow Group, Inc. – Class A*	3,643

		193,257
Leisure Products – 0%
153	Hasbro, Inc.	11,443
429	Mattel, Inc.	11,021

		22,464
Life Sciences Tools & Services – 0.2%
576	Agilent Technologies, Inc.	22,222
10	Illumina, Inc.*	2,184
21	Lonza Group AG*	2,806
328	PerkinElmer, Inc.	17,266
149	QIAGEN NV*	3,660
165	Thermo Fisher Scientific, Inc.	21,410
131	Waters Corp.*	16,818

		86,366
Machinery – 1.0%
4	AGCO Corp.	227
267	Alfa Laval AB	4,702
88	ANDRITZ AG	4,870
856	Atlas Copco AB – Class B	21,334
219	Caterpillar, Inc.	18,576
867	CNH Industrial N.V.	7,905
130	Cummins, Inc.	17,055
223	Deere & Co.	21,642
329	Dover Corp.	23,089
100	FANUC Corp.	20,495
264	Flowserve Corp.	13,902
123	GEA Group A.G.	5,486

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12 | JUNE 30, 2015

Schedule of Investments

As of June 30, 2015

Shares or Principal Amount		Value
Machinery – (continued)
211	Illinois Tool Works, Inc.	$19,368
404	IMI PLC	7,140
242	Ingersoll-Rand PLC	16,316
317	Joy Global, Inc.	11,475
700	JTEKT Corp.	13,260
900	Komatsu, Ltd.	18,071
427	Kone Oyj – Class B	17,326
94	MAN SE	9,681
111	Metso Oyj	3,049
4,000	Mitsubishi Heavy Industries, Ltd.	24,343
262	PACCAR, Inc.	16,718
422	Pall Corp.	52,518
127	Parker Hannifin Corp.	14,774
217	Pentair PLC	14,919
1,155	Sandvik AB	12,776
73	Schindler Holding AG (PC)	11,941
20	Schindler Holding AG (REG)	3,267
292	SKF AB – Class B	6,664
127	Snap-on, Inc.	20,225
185	Stanley Black & Decker, Inc.	19,469
53	Vallourec SA	1,082
1,553	Volvo AB – Class B	19,287
1	WABCO Holdings, Inc.*	124
154	Wartsila Oyj Abp	7,213
140	Weir Group PLC	3,732
625	Xylem, Inc.	23,169

		527,190
Marine – 0.1%
15	AP Moeller – Maersk A/S – Class A	26,342
81	Kuehne + Nagel International AG	10,755

		37,097
Media – 1.0%
159	Altice SA*	21,898
454	Cablevision Systems Corp. – Class A	10,869
231	CBS Corp. – Class B	12,820
54	Comcast Corp. – Class A	3,237
231	Comcast Corp. – Class A	13,892
200	Dentsu, Inc.	10,362
154	DIRECTV*	14,290
347	Discovery Communications, Inc. – Class A	11,541
293	Discovery Communications, Inc. – Class C*	9,106
10	DISH Network Corp. – Class A*	677
555	Eutelsat Communications SA	17,910
300	Gannett Co., Inc.*	4,197
1,300	Hakuhodo DY Holdings, Inc.	13,927
596	Interpublic Group of Cos., Inc.	11,485
3,271	ITV PLC	13,530
74	JCDecaux SA	3,087
59	Kabel Deutschland Holding AG*	7,892
83	Lagardere SCA	2,420
34	Liberty Global PLC – Class C*	1,721
1,487	News Corp. – Class A*	21,695
306	Numericable-SFR SAS*	16,218
207	Omnicom Group, Inc.	14,384
703	Pearson PLC	13,308
140	Publicis Groupe SA	10,350
999	Reed Elsevier NV	23,692
1,427	Reed Elsevier PLC	23,203
178	Scripps Networks Interactive, Inc. – Class A	11,636
328	SES SA (FDR)	11,018
300	Shaw Communications, Inc. – Class B	6,534
12,000	Singapore Press Holdings, Ltd.	36,361
1,423	Sirius XM Holdings, Inc.*	5,308
1,095	Sky PLC	17,839
2	Telenet Group Holding NV*	109
506	Thomson Reuters Corp.	19,271
87	Time Warner Cable, Inc.	15,501
147	Time Warner, Inc.	12,849
403	Twenty-First Century Fox, Inc. – Class A	13,116
176	Viacom, Inc. – Class B	11,377
949	Vivendi SA	23,934
129	Walt Disney Co.	14,724
192	Wolters Kluwer NV	5,703
832	WPP PLC	18,639

		531,630
Metals & Mining – 0.9%
202	Agnico Eagle Mines, Ltd.	5,736
1,516	Alcoa, Inc.	16,903
439	Allegheny Technologies, Inc.	13,258
1,079	Anglo American PLC	15,569
790	Antofagasta PLC	8,557
1,129	ArcelorMittal	10,990
757	Barrick Gold, Corp.	8,093
3,589	BHP Billiton PLC	70,422
1,308	BHP Billiton, Ltd.	27,293
267	Boliden AB	4,869
35	Eldorado Gold Corp.	145
459	First Quantum Minerals, Ltd.	6,002
120	Franco-Nevada Corp.	5,724
764	Freeport-McMoRan, Inc.	14,226
52	Fresnillo PLC	567
8,626	Glencore PLC	34,597
586	Goldcorp, Inc.	9,512
3,216	Iluka Resources, Ltd.	19,053
1,000	JFE Holdings, Inc.	22,199
1,678	Newcrest Mining, Ltd.*	16,853
646	Newmont Mining Corp.	15,091
10,000	Nippon Steel & Sumitomo Metal Corp.	25,938
1,517	Norsk Hydro ASA	6,398
460	Nucor Corp.	20,272
70	Randgold Resources, Ltd.	4,712
1,240	Rio Tinto PLC	50,922
588	Rio Tinto, Ltd.	24,380
264	Silver Wheaton, Corp.	4,577
3,553	South32, Ltd.*	4,800
14,416	South32, Ltd.*	19,906
29	Southern Copper Corp.	853
391	Teck Resources, Ltd. – Class B	3,876
388	ThyssenKrupp AG	10,092
122	Turquoise Hill Resources, Ltd.*	464
127	Voestalpine AG	5,285
79	Yamana Gold, Inc.	238

		508,372
Multi-Utilities – 0.8%
2,127	AGL Energy, Ltd.	25,514
739	Ameren Corp.	27,846
143	Atco, Ltd. – Class I	4,522

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 13

Janus Adaptive Global Allocation Fund

Schedule of Investments

As of June 30, 2015

Shares or Principal Amount		Value
Multi-Utilities – (continued)
173	Canadian Utilities, Ltd. – Class A	$4,983
1,372	CenterPoint Energy, Inc.	26,109
3,881	Centrica PLC	16,084
583	CMS Energy Corp.	18,563
515	Consolidated Edison, Inc.	29,808
307	Dominion Resources, Inc.	20,529
255	DTE Energy Co.	19,033
1,292	E.ON S.E.	17,210
1,600	GDF Suez	29,678
2,399	National Grid PLC	30,799
296	NiSource, Inc.	13,495
599	PG&E Corp.	29,411
597	Public Service Enterprise Group, Inc.	23,450
712	RWE AG	15,306
390	SCANA Corp.	19,754
220	Sempra Energy	21,767
388	Suez Environment Co.	7,216
1,089	TECO Energy, Inc.	19,232
501	Veolia Environnement SA	10,214
646	WEC Energy Group, Inc.	29,335

		459,858
Multiline Retail – 0.3%
59	Canadian Tire Corp, Ltd. – Class A	6,311
195	Dollar General Corp.	15,159
139	Dollar Tree, Inc.*	10,980
413	Family Dollar Stores, Inc.	32,548
183	Kohl’s Corp.	11,458
167	Macy’s, Inc.	11,267
1,110	Marks & Spencer Group PLC	9,347
900	Marui Group Co., Ltd.	12,165
117	Next PLC	13,694
195	Nordstrom, Inc.	14,527
170	Target Corp.	13,877

		151,333
Oil, Gas & Consumable Fuels – 3.2%
278	Anadarko Petroleum Corp.	21,701
421	Apache Corp.	24,262
221	ARC Resources, Ltd.	3,787
212	Baytex Energy Corp.	3,299
2,201	BG Group PLC	36,635
12,306	BP PLC	81,226
693	Cabot Oil & Gas Corp.	21,857
205	Cameco, Corp.	2,934
720	Canadian Natural Resources, Ltd.	19,557
457	Canadian Oil Sands, Ltd.	3,696
534	Cenovus Energy, Inc.	8,539
31	Cheniere Energy, Inc.*	2,147
1,574	Chesapeake Energy Corp.	17,582
350	Chevron Corp.	33,765
216	Cimarex Energy Co.	23,827
613	ConocoPhillips	37,644
768	CONSOL Energy, Inc.	16,696
291	Crescent Point Energy, Corp.	5,972
444	Devon Energy Corp.	26,414
554	Enbridge, Inc.	25,912
560	Encana Corp.	6,175
138	Energen Corp.	9,425
577	Enerplus Corp.	5,064
2,591	Eni SpA	45,980
171	EOG Resources, Inc.	14,971
335	EQT Corp.	27,249
433	Exxon Mobil Corp.	36,026
690	Galp Energia SGPS SA	8,091
339	Hess Corp.	22,672
844	Husky Energy, Inc.	16,146
549	Imperial Oil, Ltd.	21,212
2,700	Inpex Corp.	30,702
218	Inter Pipeline, Ltd.	5,010
7,700	JX Holdings, Inc.	33,236
962	Kinder Morgan, Inc.	36,931
57	Koninklijke Vopak NV	2,876
199	Lundin Pertroleum A.B.*	3,411
841	Marathon Oil Corp.	22,320
574	Marathon Petroleum Corp.	30,026
111	MEG Energy Corp.*	1,813
803	Murphy Oil Corp.	33,381
95	Neste Oyj	2,421
437	Newfield Exploration Co.*	15,785
599	Noble Energy, Inc.	25,565
24	NOVATEK OAO (GDR)	2,443
491	Occidental Petroleum Corp.†	38,185
289	OMV AG	7,951
471	ONEOK, Inc.	18,595
3,375	Origin Energy, Ltd.	31,164
75	Paramount Resources, Ltd. – Class A*	1,724
1,013	Pembina Pipeline Corp.†	32,747
166	Peyto Exploration & Development Corp.	4,058
440	Phillips 66	35,446
128	Pioneer Natural Resources Co.	17,752
59	PrairieSky Royalty, Ltd.	1,488
842	QEP Resources, Inc.	15,585
293	Range Resources Corp.	14,468
877	Repsol SA	15,397
4,462	Royal Dutch Shell PLC – Class A	125,230
4,288	Royal Dutch Shell PLC – Class B	121,727
3,988	Santos, Ltd.	24,088
942	Southwestern Energy Co.*	21,412
905	Spectra Energy Corp.	29,503
2,060	Statoil ASA	36,827
952	Suncor Energy, Inc.	26,224
313	Tesoro Corp.	26,420
1,525	Total SA	74,066
526	Tourmaline Oil Corp.*	15,804
457	TransCanada Corp.	18,576
1,217	Tullow Oil PLC	6,495
487	Valero Energy Corp.	30,486
69	Vermilion Energy, Inc.	2,981
84	Whiting Petroleum Corp.*	2,822
339	Williams Cos., Inc.	19,455
1,350	Woodside Petroleum, Ltd.	35,647

		1,728,706
Paper & Forest Products – 0.1%
416	International Paper Co.	19,797
700	Stora Enso Oyj – Class R	7,214
333	UPM-Kymmene Oyj	5,891
15	West Fraser Timber Co, Ltd.	824

		33,726
Personal Products – 0.4%
160	Beiersdorf A.G.	13,401
339	Estee Lauder Cos., Inc. – Class A	29,378

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14 | JUNE 30, 2015

Schedule of Investments

As of June 30, 2015

Shares or Principal Amount		Value
Personal Products – (continued)
1,300	Kao Corp.	$60,480
357	L’Oreal SA	63,672
2,000	Shiseido Co., Ltd.	45,403

		212,334
Pharmaceuticals – 2.5%
353	AbbVie, Inc.	23,718
59	Allergan PLC*	17,904
2,500	Astellas Pharma, Inc.	35,660
991	AstraZeneca PLC	62,570
560	Bayer AG	78,373
313	Bristol-Myers Squibb Co.	20,827
900	Chugai Pharmaceutical Co., Ltd.	31,074
1,800	Daiichi Sankyo Co., Ltd.	33,302
400	Eisai Co., Ltd.	26,856
207	Eli Lilly & Co.	17,283
236	Endo International PLC*	18,798
3,679	GlaxoSmithKline PLC	76,436
369	Hospira, Inc.*	32,734
302	Johnson & Johnson	29,433
96	Mallinckrodt PLC*	11,301
433	Merck & Co., Inc.	24,651
317	Merck KGaA	31,583
163	Mylan NV*	11,061
1,768	Novartis AG	174,303
1,728	Novo Nordisk A/S – Class B	94,164
85	Orion Oyj – Class B	2,973
1,100	Otsuka Holdings Co., Ltd.	35,089
66	Perrigo Co. PLC	12,199
787	Pfizer, Inc.	26,388
564	Roche Holding AG	158,091
830	Sanofi	81,640
700	Shionogi & Co., Ltd.	27,143
407	Shire PLC	32,577
900	Takeda Pharmaceutical Co., Ltd.	43,474
166	UCB SA	11,915
219	Valeant Pharmaceuticals International, Inc.*	48,589
428	Zoetis, Inc.	20,638

		1,352,747
Professional Services – 0.2%
113	Adecco SA*	9,176
283	Bereau Veritas S.A.	6,517
536	Capita PLC	10,425
128	Dun & Bradstreet Corp.	15,616
207	Equifax, Inc.	20,098
867	Experian PLC	15,786
104	Intertek Group PLC	4,003
446	Nielsen NV	19,967
123	Randstad Holding NV	8,009
283	Robert Half International, Inc.	15,706

		125,303
Real Estate Investment Trusts (REITs) – 1.1%
271	American Tower Corp.	25,282
2,114	Annaly Capital Management, Inc.	19,428
292	Apartment Investment & Management Co. – Class A	10,784
83	AvalonBay Communities, Inc.	13,269
112	Boston Properties, Inc.	13,556
2,517	British Land Co. PLC	31,376
42	Communications Sales & Leasing, Inc.	1,038
188	Crown Castle International Corp.	15,096
2,767	Dexus Property Group	15,582
180	Equity Residential	12,631
62	Essex Property Trust, Inc.	13,175
27	Extra Space Storage, Inc.†	1,761
501	General Growth Properties, Inc.	12,856
2,960	Goodman Group	14,317
5,049	GPT Group	16,670
388	H&R Real Estate Investment Trust	6,972
501	Hammerson PLC	4,844
360	HCP, Inc.	13,129
208	Health Care REIT, Inc.	13,651
852	Host Hotels & Resorts, Inc.	16,895
860	Intu Properties PLC	4,156
343	Iron Mountain, Inc.	10,633
2,913	Kimco Realty Corp.†	65,659
197	Klepierre	8,664
504	Land Securities Group PLC	9,533
160	Macerich Co.	11,936
11,377	Mirvac Group	16,236
406	Plum Creek Timber Co., Inc.	16,471
380	Prologis, Inc.	14,098
78	Public Storage	14,381
295	Realty Income Corp.	13,095
36	Regency Centers Corp.	2,123
391	RioCan Real Estate Investment Trust	8,382
5,235	Scentre Group	15,144
475	Segro PLC	3,028
80	Simon Property Group, Inc.	13,842
122	SL Green Realty Corp.	13,407
4,912	Stockland	15,535
109	Unibail-Rodamco SE	27,545
227	Ventas, Inc.	14,094
149	Vornado Realty Trust	14,145
1,889	Westfield Corp.	13,289
420	Weyerhaeuser Co.	13,230

		610,938
Real Estate Management & Development – 0.3%
625	Brookfield Asset Management, Inc.	21,841
7,200	CapitaLand, Ltd.	18,715
306	CBRE Group, Inc. – Class A*	11,322
600	Daiwa House Industry Co., Ltd.	13,989
619	Deutsche Annington Immobilien SE	17,457
1,374	Deutsche Wohnen AG	31,482
1,177	Lend Lease Group	13,647
1,000	Mitsubishi Estate Co., Ltd.	21,545
303	Realogy Holdings Corp.*	14,156
45	Swiss Prime Site AG*	3,416
1,600	Tokyu Fudosan Holdings Corp.	12,343

		179,913
Road & Rail – 0.4%
4,144	Asciano, Ltd.	21,258
5,687	Aurizon Holdings, Ltd.	22,505
533	Canadian National Railway Co.	30,756
106	Canadian Pacific Railway, Ltd.	16,978
456	CSX Corp.	14,889
126	DSV A/S	4,083
200	East Japan Railway Co.	17,995
61	Hertz Global Holdings, Inc.*	1,105
46	JB Hunt Transport Services, Inc.	3,776

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 15

Janus Adaptive Global Allocation Fund

Schedule of Investments

As of June 30, 2015

Shares or Principal Amount		Value
Road & Rail – (continued)
153	Kansas City Southern	$13,954
251	Norfolk Southern Corp.	21,927
168	Ryder System, Inc.	14,678
179	Union Pacific Corp.	17,071

		200,975
Semiconductor & Semiconductor Equipment – 0.7%
611	Altera Corp.	31,283
230	Analog Devices, Inc.	14,763
827	Applied Materials, Inc.	15,895
1,035	ARM Holdings PLC	16,861
280	ASML Holding NV	28,933
96	Avago Technologies, Ltd.	12,761
478	Broadcom Corp. – Class A	24,612
197	First Solar, Inc.*	9,255
861	Infineon Technologies AG	10,682
589	Intel Corp.	17,915
378	KLA-Tencor Corp.	21,247
329	Lam Research Corp.	26,764
508	Linear Technology Corp.	22,469
83	Marvell Technology Group, Ltd.	1,094
244	Maxim Integrated Products, Inc.	8,436
459	Microchip Technology, Inc.	21,768
483	Micron Technology, Inc.*	9,100
897	NVIDIA Corp.	18,039
44	Qorvo, Inc.*	3,532
130	Skyworks Solutions, Inc.	13,533
564	STMicroelectronics NV	4,624
24	SunEdison, Inc.*	718
342	Texas Instruments, Inc.	17,617
400	Tokyo Electron, Ltd.	25,323
313	Xilinx, Inc.	13,822

		391,046
Software – 0.7%
113	Activision Blizzard, Inc.	2,736
233	Adobe Systems, Inc.*	18,875
271	Autodesk, Inc.*	13,570
890	CA, Inc.	26,068
38	CDK Global, Inc.	2,051
262	Citrix Systems, Inc.*	18,382
1	Constellation Software, Inc.	397
168	Dassault Systemes	12,214
220	Electronic Arts, Inc.*	14,630
96	Gemalto NV	8,548
220	Intuit, Inc.	22,169
619	Microsoft Corp.	27,329
34	NetSuite, Inc.*	3,120
100	Nintendo Co., Ltd.	16,728
283	Nuance Communications, Inc.*	4,955
121	Open Text Corp.	4,915
585	Oracle Corp.	23,575
249	Red Hat, Inc.*	18,907
780	Sage Group PLC	6,280
168	Salesforce.com, Inc.*	11,698
819	SAP SE	57,150
75	Splunk, Inc.*	5,222
960	Symantec Corp.	22,320
84	Synopsys, Inc.*	4,255
3	VMware, Inc. – Class A*	257
174	Workday, Inc. – Class A*	13,292

		359,643
Specialty Retail – 0.7%
2	Advance Auto Parts, Inc.	319
186	AutoNation, Inc.*	11,714
24	AutoZone, Inc.*	16,006
172	Bed Bath & Beyond, Inc.*	11,865
409	Best Buy Co., Inc.	13,337
198	CarMax, Inc.*	13,110
452	Dixons Carphone PLC	3,220
223	GameStop Corp. – Class A	9,580
412	Gap, Inc.	15,726
1,084	Hennes & Mauritz AB – Class B	41,761
130	Home Depot, Inc.	14,447
1,990	Inditex SA	64,673
1,552	Kingfisher PLC	8,468
147	L Brands, Inc.	12,602
187	Lowe’s Cos., Inc.	12,523
49	O’Reilly Automotive, Inc.*	11,073
311	Ross Stores, Inc.	15,118
112	Sports Direct International PLC*	1,264
696	Staples, Inc.	10,656
169	Tiffany & Co.	15,514
195	TJX Cos., Inc.	12,903
116	Tractor Supply Co.	10,433
252	Urban Outfitters, Inc.*	8,820
600	USS Co., Ltd.	10,836
4,200	Yamada Denki Co., Ltd.	16,818

		362,786
Technology Hardware, Storage & Peripherals – 0.6%
144	Apple, Inc.	18,061
757	BlackBerry, Ltd.*	6,189
1,300	Canon, Inc.	42,308
1,229	EMC Corp.	32,433
1,000	FUJIFILM Holdings Corp.	35,740
523	Hewlett-Packard Co.	15,695
2,300	Konica Minolta, Inc.	26,859
12,000	NEC Corp.	36,382
439	NetApp, Inc.	13,855
3,100	Ricoh Co., Ltd.	32,173
199	SanDisk Corp.	11,586
276	Seagate Technology PLC	13,110
203	Western Digital Corp.	15,919

		300,310
Textiles, Apparel & Luxury Goods – 0.6%
157	adidas AG	12,014
291	Burberry Group PLC	7,182
115	Christian Dior SE	22,446
405	Cie Financiere Richemont SA	32,952
266	Coach, Inc.	9,206
112	Fossil Group, Inc.*	7,768
154	Gildan Active Wear, Inc.	5,117
306	Hanesbrands, Inc.	10,196
70	Hermes International	26,109
50	Hugo Boss AG	5,587
80	Kering	14,282
303	Luxottica Group SpA	20,147
322	LVMH Moet Hennessy Louis Vuitton SE	56,407
176	Michael Kors Holdings, Ltd.*	7,408
122	NIKE, Inc. – Class B	13,178
90	Pandora A/S	9,672
107	PVH Corp.	12,326
113	Ralph Lauren Corp.	14,957

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16 | JUNE 30, 2015

Schedule of Investments

As of June 30, 2015

Shares or Principal Amount		Value
Textiles, Apparel & Luxury Goods – (continued)
2	Swatch Group AG¤	$150
38	Swatch Group AG¤	14,802
156	Under Armour, Inc. – Class A*	13,017
212	VF Corp.	14,785

		329,708
Thrifts & Mortgage Finance – 0%
1,111	Hudson City Bancorp, Inc.	10,977
289	New York Community Bancorp, Inc.	5,312

		16,289
Tobacco – 0.5%
650	Altria Group, Inc.	31,792
1,338	British American Tobacco PLC	71,783
747	Imperial Tobacco Group PLC	35,992
1,700	Japan Tobacco, Inc.	60,577
501	Philip Morris International, Inc.	40,165
433	Reynolds American, Inc.	32,328
126	Swedish Match AB	3,586

		276,223
Trading Companies & Distributors – 0.4%
185	Ashtead Group PLC	3,194
130	Brenntag AG	7,453
219	Bunzl PLC	5,980
554	Fastenal Co.	23,368
129	Finning International, Inc.	2,426
1,500	ITOCHU Corp.	19,821
4,700	Marubeni Corp.	26,974
900	Mitsubishi Corp.	19,799
1,700	Mitsui & Co., Ltd.	23,096
1,800	Sumitomo Corp.	20,946
128	United Rentals, Inc.*	11,215
169	Wolseley PLC	10,787
77	WW Grainger, Inc.	18,222

		193,281
Transportation Infrastructure – 0.1%
601	Abertis Infraestructuras SA	9,855
21	Aena SA*	2,194
7	Aeroports de Paris	791
569	Atlantia SpA	14,055
353	Groupe Eurotunnel SE	5,111
5,406	Sydney Airport	20,768
3,302	Transurban Group	23,689

		76,463
Water Utilities – 0.1%
301	American Water Works Co., Inc.	14,638
154	Severn Trent PLC	5,035
1,083	United Utilities Group PLC	15,176

		34,849
Wireless Telecommunication Services – 0.6%
2,900	KDDI Corp.	70,006
97	MegaFon PJSC (GDR)	1,348
99	Millicom International Cellular SA (SDR)	7,306
259	Mobile Telesystems OJSC (ADR)	2,533
4,200	NTT DOCOMO, Inc.	80,451
350	Rogers Communications, Inc. – Class B	12,416
10	SBA Communications Corp. – Class A*	1,150
45	Sistema JSFC (GDR)	398
1,200	SoftBank Corp.	70,694
209	Sprint Corp.*	953
25	T-Mobile US, Inc.*	969
208	Tele2 AB – Class B	2,420
17,448	Vodafone Group PLC	63,004

		313,648

Total Common Stocks (cost $23,402,229)		23,056,037
Foreign Government Bonds – 3.3%
AUD 695,000	Australian Government Bond 2.7500%, 4/21/24	528,876
EUR 152,000	Bundesrepublik Deutschland 0.5000%, 2/15/25	165,175
CAD 196,000	Canadian Government Bond 3.5000%, 12/1/45	197,758
EUR 208,000	France Government Bond OAT 0.5000%, 5/25/25	216,984
EUR 246,000	Spain Government Bond 5.9000%, 7/30/26 (144A)	363,728
GBP 154,000	United Kingdom Gilt 5.0000%, 3/7/25	305,032

Total Foreign Government Bonds (cost $1,777,566)		1,777,553
Preferred Stocks – 0.2%
Automobiles – 0.1%
8	Bayerische Motoren Werke AG	677
194	Porsche Automobil Holding SE	16,342
312	Volkswagen AG	72,340

		89,359
Household Products – 0.1%
295	Henkel AG & Co. KGaA	33,081

Total Preferred Stocks (cost $125,616)		122,440
U.S. Treasury Notes/Bonds – 0.6%
$303,000	U.S. Treasury Notes/Bonds, 3.1250%, 8/15/44 (cost $301,438)	303,497
Investment Companies – 109.0%
Exchange-Traded Funds (ETFs) – 18.4%
3,313	Deutsche X-trackers Harvest CSI 300 China A-Shares	152,431
3,969	Global X FTSE Greece 20	39,928
14,669	Global X MSCI Colombia†	156,665
18,956	iShares Core S&P 500®†	3,928,062
6,918	iShares MSCI Brazil Capped	226,703
8,549	iShares MSCI Chile Capped†	325,888
19,494	iShares MSCI EAFE Index Fund†	1,237,674
13,092	iShares MSCI Hong Kong	295,356
4,368	iShares MSCI Indonesia	101,207
4,112	iShares MSCI Philippines†	158,312
3,758	iShares MSCI South Korea Capped	207,103
2,380	iShares MSCI Thailand Capped†	177,215
7,008	Market Vectors Russia	128,106
33,399	Vanguard FTSE Europe†	1,802,878
17,878	Vanguard MSCI Pacific	1,091,094

		10,028,622

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 17

Janus Adaptive Global Allocation Fund

Schedule of Investments

As of June 30, 2015

Shares or Principal Amount		Value
Money Markets – 90.6%
49,290,000	Janus Cash Liquidity Fund LLC, 0.1291%°°,£	$49,290,000

Total Investment Companies (cost $59,452,207)		59,318,622
Total Investments (total cost $85,059,056) – 155.4%		84,578,149

Liabilities, net of Cash, Receivables and Other Assets – (55.4)%		(30,143,969)

Net Assets – 100%		$54,434,180

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States	$68,372,732	80.8%
Japan	2,698,907	3.2
United Kingdom	2,511,638	3.0
Australia	1,731,646	2.1
Germany	1,398,441	1.7
France	1,374,790	1.6
Canada	1,217,551	1.4
Switzerland	901,032	1.1
Spain	784,508	0.9
Netherlands	499,135	0.6
Italy	391,806	0.5
Sweden	365,237	0.4
Chile	325,888	0.4
Brazil	226,703	0.3
Denmark	221,796	0.3
Belgium	208,164	0.2
Singapore	180,861	0.2
Thailand	177,215	0.2
Philippines	158,312	0.2
Colombia	156,665	0.2
Russia	137,054	0.2
Indonesia	101,207	0.1
New Zealand	99,272	0.1
Finland	97,109	0.1
Norway	92,538	0.1
Greece	39,928	0.1
Guernsey	38,116	0.0
Austria	29,770	0.0
Portugal	27,729	0.0
Luxembourg	10,990	0.0
Mexico	853	0.0
Peru	556	0.0

Total	$84,578,149	100.0%

Schedule of Forward Currency Contracts, Open

	Currency Units		Unrealized
	Sold/	Currency	Appreciation/
Counterparty/Currency and Settlement Date	(Purchased)	Value	(Depreciation)

Bank of America:
Mexican Peso 7/30/15	(4,414,000)	$(280,259)	$(1,765)
South African Rand 7/30/15	(2,694,000)	(220,413)	1,685
Hong Kong Dollar 7/30/15	(1,243,000)	(160,358)	26
Turkish Lira 7/30/15	(726,000)	(268,406)	1,037
Polish Zloty 7/30/15	(378,000)	(100,495)	275
Malaysian Ringgit 7/30/15	(258,000)	(68,245)	81
Malaysian Ringgit 7/30/15	(221,000)	(58,458)	(414)
Polish Zloty 7/30/15	(148,000)	(39,347)	(418)
British Pound 7/30/15	153,000	240,309	139
Canadian Dollar 7/30/15	196,000	156,887	1,261
Australian Dollar 7/30/15	416,000	320,320	(2,432)
Euro 7/30/15	444,000	495,127	(1,438)

Total		$16,662	$(1,963)

Schedule of Futures – Long

Unrealized
Appreciation/
Description	(Depreciation)

10-Year Australian Treasury Bond expires September 2015 3 contracts principal amount $226,076 value $224,363	$(1,713)
10-Year Canadian Government Bond expires September 2015 7 contracts principal amount $779,652 value $784,753	5,101
10-Year Mini Japanese Government Bond expires September 2015 21 contracts principal amount $2,524,123 value $2,521,647	(2,476)
3-Year Austalian Treasury Bond expires September 2015 57 contracts principal amount $4,315,643 value $4,305,537	(10,106)
5-Year U.S. Treasury Note expires September 2015 2 contracts principal amount $237,953 value $238,515	562

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

18 | JUNE 30, 2015

Schedule of Investments

As of June 30, 2015

Unrealized
Appreciation/
Description	(Depreciation)

Australian Securities Exchange Index expires September 2015 2 contracts principal amount $216,803 value $208,163	$(8,640)
Borsa Instanbul National-30 Index expires August 2015 73 contracts principal amount $279,607 value $277,547	(2,060)
EURO STOXX 50 Index expires September 2015 8 contracts principal amount $324,156 value $306,410	(17,746)
Euro-BTP Italian Government Bond expires September 2015 12 contracts principal amount $1,729,439 value $1,741,745	12,306
French Government Long Bond expires September 2015 3 contracts principal amount $485,487 value $489,812	4,325
FTSE Bursa Malaysia KLCI Index expires July 2015 6 contracts principal amount $135,740 value $135,203	(537)
FTSE/JSE TOP 40 Index expires September 2015 6 contracts principal amount $230,066 value $228,233	(1,833)
German Federal Government Bond expires September 2015 5 contracts principal amount $721,447 value $722,216	769
Hang Seng China Enterprise Index expires September 2015 2 contracts principal amount $169,848 value $166,978	(2,870)
Mexican Stock Exchange Price and Quotation Index expires September 2015 10 contracts principal amount $287,884 value $286,888	(996)
MSCI Emerging Market Index expires September 2015 26 contracts principal amount $1,237,515 value $1,247,220	9,705
MSCI Taiwan Stock Index expires July 2015 9 contracts principal amount $307,440 value $308,070	630
Nikkei 225 Index expires September 2015 11 contracts principal amount $1,151,075 value $1,114,025	(37,050)
SGX CNX NIFTY Index expires July 2015 8 contracts principal amount $132,937 value $134,152	1,215
U.S. Treasury Long Bond expires September 2015 3 contracts principal amount $449,312 value $452,531	3,219
United Kingdom Gilt expires September 2015 3 contracts principal amount $543,485 value $545,433	1,948
Warsaw Stock Exchange Index expires September 2015 12 contracts principal amount $147,190 value $147,765	575

Total Futures – Long	$(45,672)

Centrally Cleared Credit Default Swaps outstanding at June 30, 2015

								Variation
						Premiums	Unrealized	Margin
Reference	Buy/Sell	Fixed	Maturity	Notional		Paid/	Appreciation/	Asset/
Asset	Protection	Rate	Date	Amount		(Received)	(Depreciation)	(Liability)

CDX.NA.HY.24	Sell	5.0000%	6/20/20	446,490	USD	$29,291	$(987)	$2,123
CDX.NA.IG.24	Sell	1.0000	6/20/20	789,000	USD	12,502	(1,243)	612
iTraxx Europe Crossover Series 23 Version 1	Sell	5.0000	6/20/20	406,000	EUR	10,745	(2,694)	1,367
iTraxx Europe Series 23 Version 1	Sell	1.0000	6/20/20	711,000	EUR	37,260	(1,039)	580

Total						$89,798	$(5,963)	$4,682

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 19

Notes to Schedule of Investments and Other Information

Adaptive Global Allocation 70-30 Index	An internally-calculated, hypothetical combination of total returns from the MSCI All Country World IndexSM (70%) and the Barclays Global Aggregate Bond Index (30%).

Barclays Global Aggregate Bond Index	A broad-based measure of the global investment grade fixed-rate debt markets.

MSCI All Country World IndexSM	An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

ADR	American Depositary Receipt

CDI	Clearing House Electronic Subregister System Depositary Interest

FDR	Fixed Depositary Receipt

GDR	Global Depositary Receipt

JSFC	Joint Stock Financial Corporation

LLC	Limited Liability Company

OJSC	Open Joint Stock Company

PC	Participation Certificate

PJSC	Private Joint Stock Company

PLC	Public Limited Company

REG	Registered

SDR	Swedish Depositary Receipt

U.S. Shares	Securities of foreign companies trading on an American stock exchange.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended June 30, 2015 is indicated in the table below:

		Value as a %
Fund	Value	of Net Assets

Janus Adaptive Global Allocation Fund	$363,728	0.7%

*	Non-income producing security.

†	A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of June 30, 2015, is noted below.

Fund	Aggregate Value

Janus Adaptive Global Allocation Fund	$7,636,764

¤	Issued by the same entity and traded on separate exchanges.

°°	Rate shown is the 7-day yield as of June 30, 2015.

20 | JUNE 30, 2015

£	The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended June 30, 2015. Unless otherwise indicated, all information in the table is for the period ended June 30, 2015.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/14	Purchases	Sales	at 6/30/15	Gain/(Loss)	Income	at 6/30/15

Janus Adaptive Global Allocation Fund
Janus Cash Liquidity Fund LLC	–	54,176,000	(4,886,000)	49,290,000	$–	$174	$49,290,000

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2015. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2015)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Adaptive Global Allocation Fund
Assets
Investments in Securities:
Common Stocks	$23,056,037	$–	$–

Foreign Government Bonds	–	1,777,553	–

Preferred Stocks	–	122,440	–

U.S. Treasury Notes/Bonds	–	303,497	–

Investment Companies	10,028,622	49,290,000	–

Total Investments in Securities	$33,084,659	$51,493,490	$–

Other Financial Instruments(a):
Forward Currency Contracts	$–	$4,504	$–
Variation Margin Receivable	61,630	4,682	–

Total Assets	$33,146,289	$51,502,676	$–

Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$–	$6,467	$–
Variation Margin Payable	12,364	–	–

Total Liabilities	$12,364	$6,467	$–

(a)	Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swap contracts are reported at their market value at measurement date.

Janus Investment Fund | 21

Statement of Assets and Liabilities

Janus Adaptive Global
As of June 30, 2015	Allocation Fund

Assets:
Investments, at cost	$85,059,056
Unaffiliated investments, at value	$35,288,149
Affiliated investments, at value	49,290,000
Cash denominated in foreign currency(1)	307,830
Restricted cash (Note 1)	515,000
Forward currency contracts	4,504
Variation margin receivable	66,312
Non-interested Trustees’ deferred compensation	1,086
Receivables:
Investments sold	282,673
Fund shares sold	139,598
Dividends	11,140
Dividends from affiliates	174
Interest	26,268
Due from adviser	137,462
Total Assets	86,070,196
Liabilities:
Due to custodian	370,833
Forward currency contracts	6,467
Closed foreign currency contracts	3,123
Variation margin payable	12,364
Payables:
Investments purchased	31,025,146
Fund shares repurchased	25,441
Advisory fees	1,635
Fund administration fees	20
Transfer agent fees and expenses	6
12b-1 Distribution and shareholder servicing fees	34
Non-interested Trustees’ fees and expenses	42
Non-interested Trustees’ deferred compensation fees	1,086
Accrued expenses and other payables	189,819
Total Liabilities	31,636,016
Net Assets	$54,434,180

See footnotes at the end of the Statement.
See Notes to Financial Statements.

22 | JUNE 30, 2015

Janus Adaptive Global
As of June 30, 2015	Allocation Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)	$54,992,902
Undistributed net investment income/(loss)	26,810
Undistributed net realized gain/(loss) from investments and foreign currency transactions	976
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(586,508)
Total Net Assets	$54,434,180
Net Assets - Class A Shares	$484,682
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	50,000
Net Asset Value Per Share(2)	$9.69
Maximum Offering Price Per Share(3)	$10.28
Net Assets - Class C Shares	$24,230
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,500
Net Asset Value Per Share(2)	$9.69
Net Assets - Class D Shares	$102,162
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	10,537
Net Asset Value Per Share	$9.70
Net Assets - Class I Shares	$48,471
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,000
Net Asset Value Per Share	$9.69
Net Assets - Class N Shares	$53,701,934
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,539,092
Net Asset Value Per Share	$9.70
Net Assets - Class S Shares	$24,233
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,500
Net Asset Value Per Share	$9.69
Net Assets - Class T Shares	$48,468
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,000
Net Asset Value Per Share	$9.69

(1)	Includes cost of $307,491.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund | 23

Statement of Operations

For the year ended June 30, 2015	Janus Adaptive Global Allocation Fund(1)

Investment Income:
Interest	$58
Dividends	16,297
Dividends from affiliates	174
Foreign tax withheld	(71)
Total Investment Income	16,458
Expenses:
Advisory fees	1,635
12b-1 Distribution and shareholder servicing fees:
Class A Shares	27
Class C Shares	5
Class S Shares	1
Transfer agent administrative fees and expenses:
Class D Shares	2
Class S Shares	1
Class T Shares	3
Other transfer agent fees and expenses:
Class D Shares	1
Shareholder reports expense	88
Registration fees	117,099
Custodian fees	548
Professional fees	19,612
Non-interested Trustees’ fees and expenses	42
Fund administration fees	21
Other expenses	209
Total Expenses	139,294
Less: Excess Expense Reimbursement	(137,462)
Net Expenses	1,832
Net Investment Income/(Loss)	14,626
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	2,145
Futures contracts	13,326
Swap contracts	(2,311)
Total Net Realized Gain/(Loss) on Investments	13,160
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(534,873)
Futures contracts	(45,672)
Swap contracts	(5,963)
Total Change in Unrealized Net Appreciation/Depreciation	(586,508)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(558,722)

(1)	Period from June 23, 2015 (inception date) through June 30, 2015.

See Notes to Financial Statements.

24 | JUNE 30, 2015

Statement of Changes in Net Assets

Janus Adaptive Global
Allocation Fund
For the period ended June 30	2015(1)

Operations:
Net investment income/(loss)	$14,626
Net realized gain/(loss) on investments	13,160
Change in unrealized net appreciation/depreciation	(586,508)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(558,722)
Capital Share Transactions:
Shares Sold
Class A Shares	500,000
Class C Shares	25,000
Class D Shares	104,792
Class I Shares	50,000
Class N Shares	54,279,467
Class S Shares	25,000
Class T Shares	50,000
Shares Repurchased
Class N Shares	(41,357)
Net Increase/(Decrease) from Capital Share Transactions	54,992,902
Net Increase/(Decrease) in Net Assets	54,434,180
Net Assets:
Beginning of period	–
End of period	$54,434,180

Undistributed Net Investment Income/(Loss)	$26,810

(1)	Period from June 23, 2015 (inception date) through June 30, 2015.

See Notes to Financial Statements.

Janus Investment Fund | 25

Financial Highlights

Class A Shares

Janus Adaptive Global
Allocation
Fund
For a share outstanding during the period ended June 30	2015(1)

Net Asset Value, Beginning of Period	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.01
Net realized and unrealized gain/(loss)	(0.32)
Total from Investment Operations	(0.31)
Less Dividends and Distributions:
Dividends (from net investment income)	–
Distributions (from capital gains)	–
Total Dividends and Distributions	–
Net Asset Value, End of Period	$9.69
Total Return*	(3.10)%
Net Assets, End of Period (in thousands)	$485
Average Net Assets for the Period (in thousands)	$496
Ratios to Average Net Assets:
Ratio of Gross Expenses**	13.45%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	1.07%
Ratio of Net Investment Income/(Loss)**	5.04%
Portfolio Turnover Rate	10%

Class C Shares

Janus Adaptive Global
Allocation
Fund
For a share outstanding during the period ended June 30	2015(1)

Net Asset Value, Beginning of Period	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.01
Net realized and unrealized gain/(loss)	(0.32)
Total from Investment Operations	(0.31)
Less Dividends and Distributions:
Dividends (from net investment income)	–
Distributions (from capital gains)	–
Total Dividends and Distributions	–
Net Asset Value, End of Period	$9.69
Total Return*	(3.10)%
Net Assets, End of Period (in thousands)	$24
Average Net Assets for the Period (in thousands)	$25
Ratios to Average Net Assets:
Ratio of Gross Expenses**	14.19%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	1.82%
Ratio of Net Investment Income/(Loss)**	4.29%
Portfolio Turnover Rate	10%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from June 23, 2015 (inception date) through June 30, 2015.
(2)	Per share amounts are calculated based on average shares outstanding during the period.

See Notes to Financial Statements.

26 | JUNE 30, 2015

Class D Shares

Janus Adaptive Global
Allocation
Fund
For a share outstanding during the period ended June 30	2015(1)

Net Asset Value, Beginning of Period	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.01
Net realized and unrealized gain/(loss)	(0.31)
Total from Investment Operations	(0.30)
Less Dividends and Distributions:
Dividends (from net investment income)	–
Distributions (from capital gains)	–
Total Dividends and Distributions	–
Net Asset Value, End of Period	$9.70
Total Return*	(3.00)%
Net Assets, End of Period (in thousands)	$102
Average Net Assets for the Period (in thousands)	$64
Ratios to Average Net Assets:
Ratio of Gross Expenses**	20.64%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	0.98%
Ratio of Net Investment Income/(Loss)**	5.03%
Portfolio Turnover Rate	10%

Class I Shares

Janus Adaptive Global
Allocation
Fund
For a share outstanding during the period ended June 30	2015(1)

Net Asset Value, Beginning of Period	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.01
Net realized and unrealized gain/(loss)	(0.32)
Total from Investment Operations	(0.31)
Less Dividends and Distributions:
Dividends (from net investment income)	–
Distributions (from capital gains)	–
Total Dividends and Distributions	–
Net Asset Value, End of Period	$9.69
Total Return*	(3.10)%
Net Assets, End of Period (in thousands)	$48
Average Net Assets for the Period (in thousands)	$50
Ratios to Average Net Assets:
Ratio of Gross Expenses**	13.19%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	0.82%
Ratio of Net Investment Income/(Loss)**	5.29%
Portfolio Turnover Rate	10%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from June 23, 2015 (inception date) through June 30, 2015.
(2)	Per share amounts are calculated based on average shares outstanding during the period.

See Notes to Financial Statements.

Janus Investment Fund | 27

Financial Highlights  (continued)

Class N Shares

Janus Adaptive Global
Allocation
Fund
For a share outstanding during the period ended June 30	2015(1)

Net Asset Value, Beginning of Period	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.01
Net realized and unrealized gain/(loss)	(0.31)
Total from Investment Operations	(0.30)
Less Dividends and Distributions:
Dividends (from net investment income)	–
Distributions (from capital gains)	–
Total Dividends and Distributions	–
Net Asset Value, End of Period	$9.70
Total Return*	(3.00)%
Net Assets, End of Period (in thousands)	$53,702
Average Net Assets for the Period (in thousands)	$9,234
Ratios to Average Net Assets:
Ratio of Gross Expenses**	67.74%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	0.82%
Ratio of Net Investment Income/(Loss)**	6.84%
Portfolio Turnover Rate	10%

Class S Shares

Janus Adaptive Global
Allocation
Fund
For a share outstanding during the period ended June 30	2015(1)

Net Asset Value, Beginning of Period	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.01
Net realized and unrealized gain/(loss)	(0.32)
Total from Investment Operations	(0.31)
Less Dividends and Distributions:
Dividends (from net investment income)	–
Distributions (from capital gains)	–
Total Dividends and Distributions	–
Net Asset Value, End of Period	$9.69
Total Return*	(3.10)%
Net Assets, End of Period (in thousands)	$24
Average Net Assets for the Period (in thousands)	$25
Ratios to Average Net Assets:
Ratio of Gross Expenses**	13.69%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	1.32%
Ratio of Net Investment Income/(Loss)**	4.79%
Portfolio Turnover Rate	10%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from June 23, 2015 (inception date) through June 30, 2015.
(2)	Per share amounts are calculated based on average shares outstanding during the period.

See Notes to Financial Statements.

28 | JUNE 30, 2015

Class T Shares

Janus Adaptive Global
Allocation
Fund
For a share outstanding during the period ended June 30	2015(1)

Net Asset Value, Beginning of Period	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.01
Net realized and unrealized gain/(loss)	(0.32)
Total from Investment Operations	(0.31)
Less Dividends and Distributions:
Dividends (from net investment income)	–
Distributions (from capital gains)	–
Total Dividends and Distributions	–
Net Asset Value, End of Period	$9.69
Total Return*	(3.10)%
Net Assets, End of Period (in thousands)	$48
Average Net Assets for the Period (in thousands)	$50
Ratios to Average Net Assets:
Ratio of Gross Expenses**	13.44%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	1.07%
Ratio of Net Investment Income/(Loss)**	5.04%
Portfolio Turnover Rate	10%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from June 23, 2015 (inception date) through June 30, 2015.
(2)	Per share amounts are calculated based on average shares outstanding during the period.

See Notes to Financial Statements.

Janus Investment Fund | 29

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Janus Adaptive Global Allocation Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven funds which include multiple series of shares, with differing investment objectives and policies. The Fund is classified as nondiversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class N Shares also are available to Janus proprietary products.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued

30 | JUNE 30, 2015

at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary
FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Janus Investment Fund | 31

Notes to Financial Statements (continued)

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions
The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Fund intends to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Restricted Cash
As of June 30, 2015, the Fund had restricted cash in the amount of $515,000. The restricted cash represents collateral pledged in relation to derivatives and/or securities with extended settlement dates. The carrying value of the restricted cash approximates fair value.

2.	Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the

32 | JUNE 30, 2015

period ended June 30, 2015 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

•	Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

•	Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates

Janus Investment Fund | 33

Notes to Financial Statements (continued)

on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported on the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/(depreciation) (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

The following table provides average ending monthly currency value amounts on purchased and sold forward currency contracts during the period ended June 30, 2015.

Fund	Purchased	Sold

Janus Adaptive Global Allocation Fund	$1,195,981	$1,212,643

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/(depreciation) is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the period, the Fund purchased futures on equity indices to increase exposure to equity risk.

The following table provides average ending monthly market value amounts on purchased futures contracts during the period ended June 30, 2015.

Fund	Purchased

Janus Adaptive Global Allocation Fund	$17,242,958

Swaps
Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from

34 | JUNE 30, 2015

the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the over-the-counter market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the CFTC. A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values that are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the period is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements and index credit default swaps (“CDX”), for investment purposes and to add leverage to its portfolio. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on

Janus Investment Fund | 35

Notes to Financial Statements (continued)

the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

The Fund may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. By investing in CDXs, the Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.

During the period, the fund sold protection via the credit default swap market in order to gain credit risk exposure to individual corporates, countries and/or credit indices where gaining this exposure via the cash bond market was less attractive.

The following table provides average ending monthly market value amounts on credit default swaps which are long the reference asset during the period ended June 30, 2015.

Fund	Long

Janus Adaptive Global Allocation Fund	$82,460

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2015.

Fair Value of Derivative Instruments as of June 30, 2015

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as	Statement of Assets and		Statement of Assets and
hedging instruments	Liabilities Location	Fair Value	Liabilities Location	Fair Value

Janus Adaptive Global Allocation Fund
Credit Contracts	Variation margin receivable	$4,682
Currency Contracts	Forward currency contracts	4,504	Forward currency contracts	$6,467
Equity Contracts	Variation margin receivable	38,663	Variation margin payable	4,038
Interest Rate Contracts	Variation margin receivable	22,967	Variation margin payable	8,326

Total		$70,816		$18,831

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended June 30, 2015.

The effect of Derivative Instruments on the Statement of Operations for the period ended June 30, 2015

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
	Investments and foreign
Derivatives not accounted for as hedging instruments	currency transactions	Futures contracts	Swap contracts	Total

Janus Adaptive Global Allocation Fund
Credit Contracts	$–	$–	$(2,311)	$(2,311)
Currency Contracts	2,145	–	–	2,145
Equity Contracts	–	(727)	–	(727)
Interest Rate Contracts	–	14,053	–	14,053

Total	$2,145	$13,326	$(2,311)	$13,160

36 | JUNE 30, 2015

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
	Investments, foreign
	currency translations and
	non-interested Trustees’
Derivatives not accounted for as hedging instruments	deferred compensation	Futures contracts	Swap contracts	Total

Janus Adaptive Global Allocation Fund
Credit Contracts	$–	$–	$(5,963)	$(5,963)
Currency Contracts	(1,963)	–	–	(1,963)
Equity Contracts	–	(59,607)	–	(59,607)
Interest Rate Contracts	–	13,935	–	13,935

Total	$(1,963)	$(45,672)	$(5,963)	$(53,598)

Please see the Fund’s Statement of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

3.	Other Investments and Strategies

Additional Investment Risk
The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited

Janus Investment Fund | 37

Notes to Financial Statements (continued)

recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The Fund may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may be managed or unmanaged, that generally seek to track the performance of a specific index. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. ETFs have certain inherent risks generally associated with investments in a portfolio of securities in which the ETF is invested, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Portfolio may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Portfolio’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Because the Portfolio may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, interest rate risk, and commodity-linked investments risk.

Offsetting Assets and Liabilities
The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of June 30, 2015” table located in Note 2 of these Notes to Financial Statements and/or the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
Counterparty	of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Bank of America	$4,504	$(4,504)	$–	$–

38 | JUNE 30, 2015

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
Counterparty	of Recognized Liabilities	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Bank of America	$6,467	$(4,504)	$–	$1,963

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund will segregate cash or high-grade securities in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

Real Estate Investing
The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Sovereign Debt
The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

	Average Daily
	Net Assets		Contractual Investment
Fund	of the Fund		Advisory Fee (%)

Janus Adaptive Global	First $	2 Billion	0.75
Allocation Fund	Next $	2 Billion	0.72
	Over $	4 Billion	0.70

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the transfer agency agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least November 1, 2016.

Expense
Fund	Limit (%)

Janus Adaptive Global Allocation Fund	0.82

If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Investment Fund | 39

Notes to Financial Statements (continued)

For a period of three years subsequent to the Fund’s commencement of operations, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed, which could then be considered a deferral, if the Fund’s expense ratio, including recovered expenses, falls below the expense limit. If applicable, this amount is disclosed as “Recoupment expense” on the Statement of Operations. During the period ended June 30, 2015, Janus Capital reimbursed the Fund $137,462 of fees and expenses that are eligible for recoupment. As of June 30, 2015, the aggregate amount of recoupment that may potentially be made to Janus Capital is $137,462. The recoupment of such reimbursements expires June 23, 2018.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class T Shares for providing or procuring administrative services to investors in Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates

40 | JUNE 30, 2015

may serve as officers of the Trust. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $580,523 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2015. The Fund’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2015 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2015 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $279,000 were paid by the Trust to a Trustee under the Deferred Plan during the period ended June 30, 2015.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2015 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. There were no upfront sales charges retained by Janus Distributors during the period ended June 30, 2015.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended June 30, 2015.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the period ended June 30, 2015.

Janus Investment Fund | 41

Notes to Financial Statements (continued)

As of June 30, 2015, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

	% of Class	% of Fund
Fund	Owned	Owned

Janus Adaptive Global Allocation Fund - Class A Shares	100%	1%
Janus Adaptive Global Allocation Fund - Class C Shares	100	–
Janus Adaptive Global Allocation Fund - Class D Shares	48	–
Janus Adaptive Global Allocation Fund - Class I Shares	100	–
Janus Adaptive Global Allocation Fund - Class N Shares	100	99
Janus Adaptive Global Allocation Fund - Class S Shares	100	–
Janus Adaptive Global Allocation Fund - Class T Shares	100	–

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed		Loss Deferrals		Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Late-Year	Post-October	to Tax	Appreciation/
Fund	Income	Gains	Capital Losses	Ordinary Loss	Capital Loss	Differences	(Depreciation)

Janus Adpative Global Allocation Fund	$27,065	$–	$–	$–	$(23,398)	$(80,803)	$(481,587)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Janus Adaptive Global Allocation Fund	$85,059,736	$64,269	$(545,856)

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

	Increase/(Decrease)	Increase/(Decrease) to Undistributed Net	Increase/(Decrease) to Undistributed Net
Fund	to Capital	Investment Income/Loss	Realized Gain/Loss

Janus Adaptive Global Allocation Fund	$–	$12,184	$(12,184)

42 | JUNE 30, 2015

6.	Capital Share Transactions

Janus Adaptive
Global Allocation Fund(1)
For the period ended June 30	2015

Transactions in Fund Shares – Class A Shares:
Shares sold	50,000
Reinvested dividends and distributions	–
Shares repurchased	–
Net Increase/(Decrease) in Fund Shares	50,000
Shares Outstanding, Beginning of Period	–
Shares Outstanding, End of Period	50,000
Transactions in Fund Shares – Class C Shares:
Shares sold	2,500
Reinvested dividends and distributions	–
Shares repurchased	–
Net Increase/(Decrease) in Fund Shares	2,500
Shares Outstanding, Beginning of Period	–
Shares Outstanding, End of Period	2,500
Transactions in Fund Shares – Class D Shares:
Shares sold	10,537
Reinvested dividends and distributions	–
Shares repurchased	–
Net Increase/(Decrease) in Fund Shares	10,537
Shares Outstanding, Beginning of Period	–
Shares Outstanding, End of Period	10,537
Transactions in Fund Shares – Class I Shares:
Shares sold	5,000
Reinvested dividends and distributions	–
Shares repurchased	–
Net Increase/(Decrease) in Fund Shares	5,000
Shares Outstanding, Beginning of Period	–
Shares Outstanding, End of Period	5,000
Transactions in Fund Shares – Class N Shares:
Shares sold	5,543,337
Reinvested dividends and distributions	–
Shares repurchased	(4,245)
Net Increase/(Decrease) in Fund Shares	5,539,092
Shares Outstanding, Beginning of Period	–
Shares Outstanding, End of Period	5,539,092
Transactions in Fund Shares – Class S Shares:
Shares sold	2,500
Reinvested dividends and distributions	–
Shares repurchased	–
Net Increase/(Decrease) in Fund Shares	2,500
Shares Outstanding, Beginning of Period	–
Shares Outstanding, End of Period	2,500
Transactions in Fund Shares – Class T Shares:
Shares sold	5,000
Reinvested dividends and distributions	–
Shares repurchased	–
Net Increase/(Decrease) in Fund Shares	5,000
Shares Outstanding, Beginning of Period	–
Shares Outstanding, End of Period	5,000
(1) Period from June 23, 2015 (inception date) through June 30, 2015.

Janus Investment Fund | 43

Notes to Financial Statements (continued)

7.	Purchases and Sales of Investment Securities

For the period ended June 30, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Adaptive Global Allocation Fund	$35,757,127	$282,420	$301,438	$–

8.	Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2015 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

44 | JUNE 30, 2015

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders
of Janus Adaptive Global Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Adaptive Global Allocation Fund(one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) at June 30, 2015, and the results of its operations, the changes in its net assets and the financial highlights for the period June 23, 2015 (commencement of operations) through June 30, 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
August 13, 2015

Janus Investment Fund | 45

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), and none of whom is affiliated with Janus Capital, the investment adviser of Janus Adaptive Global Allocation Fund (the “New Fund”), met on March 11-12, 2015 to consider the proposed investment advisory agreement for the New Fund. In the course of their consideration of this agreement, the Trustees met in executive session and were advised by their independent legal counsel. In this regard, prior to the meeting and at earlier meetings, the Trustees received and reviewed extensive information provided by Janus Capital. The Trustees also had been provided and had considered various data and information in connection with their annual consideration of the investment advisory agreements in place with Janus Capital, including information provided by their independent fee consultant, and certain of that data was relevant to their consideration of the proposed agreement with Janus Capital for the New Fund. Based on their evaluation of the information available to them, the Trustees unanimously approved the investment advisory agreement for the New Fund for an initial term through February 2017, subject to earlier termination as provided for in the agreements.

In considering the agreements and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent, and quality of the services to be provided by Janus Capital, taking into account the investment objective, strategy, and policies of the New Fund. In addition, the Trustees reviewed the resources and key personnel of Janus Capital, particularly noting those employees who will provide investment and risk management services to the New Fund. The Trustees also considered other services provided to the New Fund by Janus Capital, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the New Fund, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the New Fund’s investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the New Fund and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent, and quality of the services to be provided by Janus Capital were appropriate and consistent with the terms of the proposed investment advisory agreement. They also concluded that Janus Capital had sufficient personnel, with the appropriate education and experience, to serve the New Fund effectively and had demonstrated its ability to attract well-qualified personnel.

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of the New Fund in comparison to similar information for other comparable funds. The Trustees noted that they had previously reviewed management fees charged by Janus Capital to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital (for which Janus Capital provides only or primarily portfolio management services). The Trustees noted that Janus Capital would perform significant additional services for the New Fund relative to those other clients, including administration services, oversight of the Fund’s other service providers, trustee support, regulatory compliance and numerous other services, and that, in servicing the Fund, Janus Capital assumes many legal risks that it does not assume in servicing its other clients.

46 | JUNE 30, 2015

The Trustees concluded that the advisory fee to be paid by the New Fund was reasonable in relation to the nature, extent and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital charges to other clients, to the extent applicable, and the expense limitation agreement agreed to by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the New Fund increase. They also noted that the proposed annual advisory fee rate, which includes potential breakpoints as assets increase, provides the opportunity for shareholders to benefit from any economies of scale that may be present. The Trustees also noted that the New Fund is part of the Janus funds complex, which means, among other things, that the New Fund shares directly in economies of scale through lower charges of third-party service providers that are based in part on the combined scale of all of the Janus funds.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the New Fund. They recognized that two affiliates of Janus Capital would separately serve the New Fund as transfer agent and distributor, respectively. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by the New Fund therefor, the New Fund and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital will benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the New Fund and that the Fund will benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital They further concluded that the success of the New Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the New Fund.

After full consideration of the above factors, as well as other factors, the Trustees, all of whom are independent Trustees, determined to approve the investment advisory agreement for the New Fund.

Janus Investment Fund | 47

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2015. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will

48 | JUNE 30, 2015

notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or

Janus Investment Fund | 49

Useful Information About Your Fund Report (unaudited) (continued)

investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

50 | JUNE 30, 2015

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the period ended June 30, 2015:

Dividends Received Deduction Percentage

Fund

Janus Adaptive Global Allocation Fund	100%

Qualified Dividend Income Percentage

Fund

Janus Adaptive Global Allocation Fund	100%

Janus Investment Fund | 51

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 61 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Chief Executive Officer, Imprint Capital (impact investment firm) (since 2013), and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	61	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

52 | JUNE 30, 2015

TRUSTEES (continued)

					Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Managing Director, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	61	Director of MotiveQuest LLC (strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	61	Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Investment Fund | 53

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

					Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	61	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	61	None

54 | JUNE 30, 2015

TRUSTEES (continued)

Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	61	Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

Trustee Consultant

Raudline Etienne* 151 Detroit Street Denver, CO 80206 DOB: 1965	Consultant	6/14-Present	Senior Vice President, Albright Stonebridge Group LLC (global strategy firm) (since 2011). Formerly, Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	N/A	Director of Brightwood Capital Advisors, LLC (since 2014).

*  Raudline Etienne was appointed consultant to the Trustees effective June 2, 2014. Shareholders of the Janus Funds are expected to be asked to elect Ms. Etienne as a Trustee at a future shareholder meeting.

Janus Investment Fund | 55

Trustees and Officers (unaudited) (continued)

OFFICERS

Principal Occupations During the
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Past Five Years

Ashwin Alankar 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Co-Portfolio Manager Janus Adaptive Global Allocation Fund	6/15-Present	Senior Vice President and Head of Asset Allocation and Risk Management of Janus Capital and Portfolio Manager for other Janus accounts. Formerly, Co-Chief Investment Officer of AllianceBernstein’s Tail Risk Parity (2010-2014) and Partner and Portfolio Manager for Platinum Grove Asset Management (2003-2010).

Enrique Chang 151 Detroit Street Denver, CO 80206 DOB: 1962	Executive Vice President and Co-Portfolio Manager Janus Adaptive Global Allocation Fund	6/15-Present	Chief Investment Officer Equities and Asset Allocation for Janus Capital and Portfolio Manager for other Janus accounts. During the five years prior to 2013, Mr. Chang was Chief Investment Officer and Executive
Vice President for American Century Investments.

Stephanie Grauerholz 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, Vice President and Assistant Secretary of Janus Distributors LLC, and Vice President of Janus Services LLC (since 2015).

Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present	President of Janus Capital Group Inc. and Janus Capital Management LLC (since 2013); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013), and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

56 | JUNE 30, 2015

OFFICERS (continued)

Principal Occupations During the
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Past Five Years

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund | 57

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0815-94033	125-02-93059 08-15

annual report
June 30, 2015

Janus Diversified Alternatives Fund

Janus Investment Fund

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Diversified Alternatives Fund

Janus Diversified Alternatives Fund (unaudited)

FUND SNAPSHOT
We invest in a portfolio of traditional and nontraditional investable risk factors distilled from traditional asset classes, each a type of risk premium. We combine these independent risk premia into a liquid portfolio that seeks to deliver consistent, absolute returns with low correlation to stocks and bonds.
John Fujiwara co-portfolio manager	Andrew Weisman co-portfolio manager	Richard R Lindsey co-portfolio manager

PERFORMANCE OVERVIEW

For the 12 months ended June 30, 2015, the Janus Diversified Alternatives Fund’s Class I Shares returned 2.32%, compared with a return of 1.86% for its primary benchmark, the Barclays U.S. Aggregate Bond Index, and 3.41% for its secondary benchmark, LIBOR + 3%.

MARKET ENVIRONMENT

The S&P 500 Index, a broad market measure, reached successive record highs during the period. However, the volatility that marked the end of 2014 carried over into the beginning of 2015. Earnings during the latter part of the period largely exceeded expectations, but enthusiasm was tempered as valuations were considered stretched compared to long-term averages. Stocks were also aided by favorable economic data. Negative sentiment emanating from Europe – centering on Greece’s ability to meet its debt obligations – impacted U.S. shares late in June. Previous high fliers were especially impacted, although major U.S. stock indices still ended the period up.

After falling below $50 a barrel, from over $100 a barrel at the beginning of the period, crude oil prices reset within a higher trading band. The dollar also stabilized after its recent strong period of appreciation. Both developments were highlighted in the Federal Reserve’s (Fed) June statement, which said that a potential increase of the Fed Funds rate during the latter part of the year would be “appropriate.” Fed Chairwoman Janet Yellen also reiterated that any move would be data dependent, thoughtful and measured.

The U.S. Treasury yield curve flattened during the period, although much of the gains of longer-dated securities were not sustained over the final few months. Long-dated Treasury yields had fallen through the end of 2014 as investors clamored for dollar-denominated assets. Both Europe and Japan have been taking steps to engineer even more accommodative monetary policy, making yields on Treasurys relatively attractive. Although a spring rebound in economic data caused Treasurys to sell off and the curve to steepen, global interest rate differentials and developments in China and Greece likely capped yields on the longer end of the curve.

Despite substantial improvement in financial positions on both corporate and sovereign balance sheets, emerging market equities fell during the period due, in part, to the looming strength of the U.S. dollar. After a strong winter, most major emerging market indices drifted lower during the second quarter of 2015, with the notable exception of China-related indices. These continued their months-long rally, until late in the period when authorities took steps to reduce the amount of leverage used in trading. Given the recent rise in this type of trading, gains were reversed in rapid order.

PERFORMANCE DISCUSSION

We invest in a portfolio of traditional and nontraditional investable risk-premium strategies derived from equity, fixed income, currency and commodity investments. By targeting a broad collection of statistically independent sources of return, we believe we are in a position to create a more robust portfolio that provides, over time, a generally more stable source of return with significantly less volatility than stocks and bonds.

Near the end of the period, the Fund implemented a change to its investment strategy to increase its targeted volatility level. This change is expected to result in increased leverage and increased volatility relative to the Fund’s primary benchmark, the Barclays U.S. Aggregate Bond Index, and therefore a higher risk profile.

The Fund outperformed its primary benchmark during the period. Most of our momentum strategies contributed to performance during the period as broader markets during the second half of 2014 positioned themselves in anticipation of the Fed raising rates and the European Central Bank (ECB) initiating quantitative easing (QE). Our currency momentum strategy benefited from a continued rally in the U.S. dollar against a basket of foreign currencies. U.S. dollar strength was mostly fueled by central bank divergence, in our view. The Fed signaled that they would be cautious with monetary tightening, but they

Janus Investment Fund | 1

Janus Diversified Alternatives Fund (unaudited)

also indicated that they would likely initiate a rate hike by the end of 2015. In contrast, many central banks around the world are easing their monetary policies to combat disinflation and boost growth.

Our rates momentum strategy was also a leading contributor to returns. This strategy looks to capture persistence in the movement of interest rates generally associated with the gradual but deliberate implementation of global central bank policy.

The commodity roll yield strategy, which seeks to generate return by providing liquidity to the most “crowded” section of the commodity futures curve, was also a contributor to returns. It is typically short the most active front-month contract and long farther-dated tenors. It benefited during the first half of the period amid average demand for natural gas and a strong harvest. The continued oversupply of crude oil also aided performance as it boosted storage costs.

The strategy which detracted the most from returns was our equity value strategy. This strategy looks to capture the potential returns associated with holding value equities, and is short growth equities. Due to the high number of energy-related, value equity stocks, this strategy suffered as crude oil prices plummeted through the end of 2014.

The currency carry strategy also detracted from returns amid crosscurrents in the currency markets during the period. This strategy looks to generate returns through the short-term yield differentials between various currencies. The Australian dollar and New Zealand dollar, two of the highest-yielding currencies, were on the verge of tightening, but then reversed their trends as the countries’ central banks eased monetary policy.

DERIVATIVES

The Fund makes extensive use of derivatives because they are generally the most efficient and liquid way to gain our desired exposures. Swaps are used to take exposures in equity, fixed income and commodity indices. Futures are used to take exposures in commodities, currencies and long-end fixed income markets. Forwards are employed to take exposures in foreign currencies, generally one week in length. In aggregate, these positions contributed to performance.

Please see “Notes to Consolidated Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

By targeting a broad collection of statistically independent sources of return, we believe we are in a position to create a more robust portfolio that provides, over time, a generally more stable source of return with significantly less volatility than stocks and bonds.

We do not believe in forecasting a market’s particular direction. However, we are mindful of increased volatility in financial markets, and therefore assess and adjust our risk premia allocations as necessary on a monthly basis, at a minimum.

In light of the increased price fluctuations evidenced near the end of the period, our models have decreased exposure within the risk premia strategies most affected by the heightened market volatility. Such strategies include equity-emerging and equity-value. Furthermore, our weighting to the rates momentum strategy has decreased as crosscurrents in the markets have led to extreme rate volatility. Allocations to risk premia strategies that have been historically less volatile have increased.

Thank you for investing in Janus Diversified Alternatives Fund.

2 | JUNE 30, 2015

(unaudited)

Janus Diversified Alternatives Fund At A Glance

Asset Allocation
As of June 30, 2015

The allocations shown reflect absolute notional exposures to various asset classes. The allocations are calculated net of cash segregated for future obligations.

Janus Investment Fund | 3

Janus Diversified Alternatives Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2015			Expense Ratios – per the October 28, 2014 prospectuses
	One	Since	Total Annual Fund	Net Annual Fund
	Year	Inception*	Operating Expenses	Operating Expenses

Janus Diversified Alternatives Fund – Class A Shares

NAV	2.22%	0.23%	1.50%	1.50%

MOP	–3.65%	–2.11%

Janus Diversified Alternatives Fund – Class C Shares

NAV	1.31%	–0.33%	2.26%	2.25%

CDSC	0.31%	–0.33%

Janus Diversified Alternatives Fund – Class D Shares(1)	2.32%	0.31%	1.42%	1.41%

Janus Diversified Alternatives Fund – Class I Shares	2.32%	0.39%	1.26%	1.25%

Janus Diversified Alternatives Fund – Class N Shares	2.52%	0.47%	1.25%	1.25%

Janus Diversified Alternatives Fund – Class S Shares	1.82%	–0.01%	1.75%	1.75%

Janus Diversified Alternatives Fund – Class T Shares	2.12%	0.23%	1.51%	1.50%

Barclays U.S. Aggregate Bond Index	1.86%	1.43%

London Interbank Offered Rate (LIBOR) + 3%	3.41%	3.67%**

Morningstar Quartile – Class I Shares	2nd	4th

Morningstar Ranking – based on total returns for Multialternative Funds	128/405	231/272

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2015.

See important disclosures on the next page.

4 | JUNE 30, 2015

(unaudited)

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Investments in commodities, commodity-linked notes, securities derivatives, futures, foreign securities, short sales and investments through a nonregistered subsidiary provide exposure to certain special risks, including greater volatility and loss of interest and principal, and may not be appropriate for all investors. Commodities are speculative and may fluctuate widely based on a variety of factors, including market movements, economic events and supply and demand disruptions. Derivatives involve risks in addition to the risks of the underlying securities, including gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. Short sales are speculative transactions with potentially unlimited losses, and the use of leverage can magnify the effect of losses.

Janus Capital has limited experience managing a risk premia investment strategy. There is a risk that the Fund’s investments will correlate with stocks and bonds to a greater degree than anticipated, and the investment process may not achieve the desired results. The Fund may underperform during up markets and be negatively affected in down markets. Diversification does not assure a profit or eliminate the risk of loss.

Holding a meaningful portion of assets in cash or cash equivalents may negatively affect performance.

Until the earlier of three years from inception or the Fund’s assets meeting the first fee breakpoint, Janus Capital may recover expenses previously waived or reimbursed if the expense ratio falls below certain limits.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2015 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Consolidated Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – December 28, 2012
**	The London Interbank Offered Rate (LIBOR) + 3% since inception returns are calculated from December 31, 2012.
(1)	Closed to certain new investors.

Janus Investment Fund | 5

Janus Diversified Alternatives Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/15)	(6/30/15)	(1/1/15 - 6/30/15)†	(1/1/15)	(6/30/15)	(1/1/15 - 6/30/15)†	(1/1/15 - 6/30/15)

Class A Shares	$1,000.00	$990.10	$7.50	$1,000.00	$1,017.26	$7.60	1.52%

Class C Shares	$1,000.00	$985.00	$11.07	$1,000.00	$1,013.64	$11.23	2.25%

Class D Shares	$1,000.00	$990.10	$6.91	$1,000.00	$1,017.85	$7.00	1.40%

Class I Shares	$1,000.00	$990.10	$6.22	$1,000.00	$1,018.55	$6.31	1.26%

Class N Shares	$1,000.00	$991.10	$6.12	$1,000.00	$1,018.65	$6.21	1.24%

Class S Shares	$1,000.00	$988.00	$8.58	$1,000.00	$1,016.17	$8.70	1.74%

Class T Shares	$1,000.00	$989.10	$7.40	$1,000.00	$1,017.36	$7.50	1.50%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Consolidated Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6 | JUNE 30, 2015

Janus Diversified Alternatives Fund

Consolidated Schedule of Investments

As of June 30, 2015

Shares		Value
Investment Companies – 17.9%
Money Markets – 17.9%
11,849,982	Janus Cash Liquidity Fund LLC, 0.1291%(a),°°,£ (cost $11,849,982)	$11,849,982

Total Investments (total cost $11,849,982) – 17.9%		11,849,982

Cash, Receivables and Other Assets, net of Liabilities – 82.1%		54,290,872

Net Assets – 100%		$66,140,854

Schedule of Forward Currency Contracts, Open

	Currency Units		Unrealized
	Sold/	Currency	Appreciation/
Counterparty/Currency and Settlement Date	(Purchased)	Value	(Depreciation)
HSBC Securities (USA), Inc.:
Australian Dollar 7/10/15	(869,000)	$(670,001)	$1,007
British Pound 7/10/15	(271,000)	(425,712)	(804)
Canadian Dollar 7/10/15	278,000	222,599	(103)
Euro 7/10/15	757,000	843,927	49
Japanese Yen 7/10/15	143,500,000	1,172,804	652
New Zealand Dollar 7/10/15	(1,081,000)	(731,677)	(113)
Norwegian Krone 7/10/15	(1,610,000)	(205,399)	188
Swedish Krona 7/10/15	(540,000)	(65,186)	(10)
Swiss Franc 7/10/15	(60,000)	(64,215)	(55)

Total		$77,140	$811

Schedule of Futures – Long

Unrealized
Appreciation/
Description	(Depreciation)

Copper(a) expires December 2015 5 contracts principal amount $340,360 value $327,813	$(12,547)
Cotton(a) expires March 2016 15 contracts principal amount $484,083 value $504,675	20,592
Gold(a) expires October 2015 2 contracts principal amount $237,350 value $234,560	(2,790)
S&P 500® E-mini expires September 2015 78 contracts principal amount $8,156,311 value $8,012,160	(144,151)
Silver(a) expires December 2015 4 contracts principal amount $337,705 value $312,720	(24,985)
Soybean(a) expires May 2016 11 contracts principal amount $505,809 value $557,425	51,616
Wheat(a) expires March 2016 17 contracts principal amount $533,951 value $533,800	(151)

Total Futures – Long	$(112,416)

Schedule of Futures – Short

Unrealized
Appreciation/
Description	(Depreciation)

10-Year U.S. Treasury Note expires September 2015 33 contracts principal amount $4,187,882 value $4,163,672	$24,210
Brent Crude(a) expires November 2015 11 contracts principal amount $717,315 value $717,420	(105)
Coffee ’C’(a) expires December 2015 14 contracts principal amount $733,760 value $714,000	19,760
Corn(a) expires December 2015 36 contracts principal amount $724,050 value $776,700	(52,650)
Euro-Bund expires September 2015 33 contracts principal amount $5,557,493 value $5,591,350	(33,857)
Live Cattle(a) expires October 2015 11 contracts principal amount $677,975 value $663,080	14,895

See Notes to Consolidated Schedule of Investments and Other Information and Notes to Consolidated Financial Statements.

Janus Investment Fund | 7

Janus Diversified Alternatives Fund

Consolidated Schedule of Investments

As of June 30, 2015

Unrealized
Appreciation/
Description	(Depreciation)

Soybean(a) expires January 2016 4 contracts principal amount $186,313 value $208,450	$(22,137)
Sugar #11 (World)(a) expires March 2016 48 contracts principal amount $744,035 value $739,738	4,297
U.S. Dollar Index expires September 2015 45 contracts principal amount $4,299,412 value $4,304,745	(5,333)
WTI Crude(a) expires September 2015 13 contracts principal amount $777,672 value $777,790	(118)

Total Futures – Short	$(51,038)

Total Return Swaps outstanding at June 30, 2015

					Unrealized
	Return Paid	Return Received		Notional	Appreciation/
Counterparty	by the Fund	by the Fund	Termination Date	Amount	(Depreciation)

Barclays Capital, Inc.	3 month USD LIBOR plus 20 basis points	Barclays U.S. Credit RBI Series-1 Index	8/1/15	$14,400,000	$(11,770)
BNP Paribas	1 month USD LIBOR minus 10 basis points	Russell 2000® Total Return Index	8/5/15	8,300,000	(4)
BNP Paribas	Russell 1000® Total Return Index	1 month USD LIBOR plus 20 basis points	8/5/15	(8,300,000)	2
BNP Paribas(a)	If negative, a long/short basket of commodity indexes minus 22 basis points	If positive, a long/short basket of commodity indexes minus 22 basis points	7/31/15	32,900,000	(8)
Goldman Sachs International	1 month USD LIBOR plus 38 basis points	MSCI Daily Total Return Net Emerging Markets	8/6/15	7,999,795	437
Goldman Sachs International	1 month USD LIBOR plus 45 basis points	S&P 500® Citigroup Pure Value	8/6/15	10,597,439	(14)
Goldman Sachs International	MSCI Daily Total Return Gross World USD	1 month USD LIBOR plus 35 basis points	8/6/15	(8,001,610)	12
Goldman Sachs International	S&P 500® Citigroup Pure Growth	1 month USD LIBOR plus 5 basis points	8/6/15	(10,601,853)	(13)

Total					$(11,358)

See Notes to Consolidated Schedule of Investments and Other Information and Notes to Consolidated Financial Statements.

8 | JUNE 30, 2015

Notes to Consolidated Schedule of Investments and Other Information

Barclays U.S. Aggregate Bond Index	A broad-based measure of the investment grade, US dollar-denominated, fixed-rate taxable bond market.

London Interbank Offered Rate (LIBOR)	A daily reference rate based on the interest rates at which banks offer to lend unsecured funds to other banks in the London wholesale money market (or interbank market).

S&P 500® Index	Measures broad U.S. equity performance.

LLC	Limited Liability Company

(a)	All or a portion of this security is owned by Janus Diversified Alternatives Subsidiary, Ltd. See Note 1 in Notes to Consolidated Financial Statements.

°°	Rate shown is the 7-day yield as of June 30, 2015.

£	The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended June 30, 2015. Unless otherwise indicated, all information in the table is for the year ended June 30, 2015.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/14	Purchases	Sales	at 6/30/15	Gain/(Loss)	Income	at 6/30/15

Janus Diversified Alternatives Fund
Janus Cash Liquidity Fund LLC	10,255,772	45,548,137	(43,953,927)	11,849,982	$–	$5,812	$11,849,982

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2015. See Notes to Consolidated Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2015)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Diversified Alternatives Fund
Assets
Investments in Securities:
Investment Companies	$–	$11,849,982	$–

Total Investments in Securities	$–	$11,849,982	$–

Other Financial Instruments(a):
Forward Currency Contracts	$–	$1,896	$–
Outstanding Swap Contracts, at Value	–	451	–
Variation Margin Receivable	63,461	–	–

Total Assets	$63,461	$11,852,329	$–

Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$–	$1,085	$–
Outstanding Swap Contracts, at Value	–	11,809	–
Variation Margin Payable	263,878	–	–

Total Liabilities	$263,878	$12,894	$–

(a)	Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swap contracts are reported at their market value at measurement date.

Janus Investment Fund | 9

Consolidated Statement of Assets and Liabilities

Janus Diversified
As of June 30, 2015	Alternatives Fund

Assets:
Investments, at cost	$11,849,982
Affiliated investments, at value	11,849,982
Restricted cash (Note 1)	54,760,000
Forward currency contracts	1,896
Closed foreign currency contracts	27,134
Outstanding swap contracts, at value	451
Variation margin receivable	63,461
Non-interested Trustees’ deferred compensation	1,321
Receivables:
Fund shares sold	97,507
Dividends from affiliates	1,220
Foreign dividend tax reclaim	2,609
Dividends and interest on swap contracts	13,935
Other assets	118
Total Assets	66,819,634
Liabilities:
Due to custodian	18,001
Forward currency contracts	1,085
Closed foreign currency contracts	40,296
Outstanding swap contracts, at value	11,809
Variation margin payable	263,878
Payables:
Investments purchased	177,916
Fund shares repurchased	7,289
Dividends and interest on swap contracts	30,250
Advisory fees	58,467
Fund administration fees	520
Transfer agent fees and expenses	9,741
12b-1 Distribution and shareholder servicing fees	2,309
Non-interested Trustees’ fees and expenses	410
Non-interested Trustees’ deferred compensation fees	1,321
Accrued expenses and other payables	55,488
Total Liabilities	678,780
Net Assets	$66,140,854

See Notes to Consolidated Financial Statements.

10 | JUNE 30, 2015

Janus Diversified
As of June 30, 2015	Alternatives Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)	$65,855,559
Undistributed net investment income/(loss)	(307,352)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	766,442
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(173,795)
Total Net Assets	$66,140,854
Net Assets - Class A Shares	$2,740,073
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	274,680
Net Asset Value Per Share(1)	$9.98
Maximum Offering Price Per Share(2)	$10.59
Net Assets - Class C Shares	$1,709,372
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	173,670
Net Asset Value Per Share(1)	$9.84
Net Assets - Class D Shares	$3,060,033
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	306,041
Net Asset Value Per Share	$10.00
Net Assets - Class I Shares	$2,265,137
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	225,948
Net Asset Value Per Share	$10.02
Net Assets - Class N Shares	$52,478,496
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,228,746
Net Asset Value Per Share	$10.04
Net Assets - Class S Shares	$1,370,958
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	138,231
Net Asset Value Per Share	$9.92
Net Assets - Class T Shares	$2,516,785
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	252,277
Net Asset Value Per Share	$9.98

(1)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(2)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Consolidated Financial Statements.

Janus Investment Fund | 11

Consolidated Statement of Operations

Janus Diversified
For the year ended June 30, 2015	Alternatives Fund

Investment Income:
Dividends from affiliates	$5,812
Foreign tax withheld	(182)
Total Investment Income	5,630
Expenses:
Advisory fees	836,573
12b-1 Distribution and shareholder servicing fees:
Class A Shares	5,120
Class C Shares	17,520
Class S Shares	3,945
Transfer agent administrative fees and expenses:
Class D Shares	3,937
Class S Shares	3,945
Class T Shares	5,406
Transfer agent networking and omnibus fees:
Class A Shares	181
Class I Shares	254
Other transfer agent fees and expenses:
Class A Shares	252
Class C Shares	246
Class D Shares	2,032
Class I Shares	102
Class N Shares	117
Class T Shares	153
Shareholder reports expense	40,166
Registration fees	96,002
Custodian fees	11,642
Professional fees	64,365
Non-interested Trustees’ fees and expenses	1,101
Fund administration fees	6,129
Other expenses	33,551
Total Expenses	1,132,739
Less: Excess Expense Reimbursement	(241,315)
Net Expenses	891,424
Net Investment Income/(Loss)	(885,794)
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	(350,923)
Futures contracts	2,736,647
Swap contracts	502,206
Total Net Realized Gain/(Loss) on Investments	2,887,930
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(2,028)
Futures contracts	(479,437)
Swap contracts	(9,323)
Total Change in Unrealized Net Appreciation/Depreciation	(490,788)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,511,348

See Notes to Financial Statements.

12 | JUNE 30, 2015

Consolidated Statements of Changes in Net Assets

	Janus Diversified
	Alternatives Fund
For each year ended June 30	2015	2014

Operations:
Net investment income/(loss)	$(885,794)	$(995,203)
Net realized gain/(loss) on investments	2,887,930	1,720,858
Change in unrealized net appreciation/depreciation	(490,788)	(411,372)
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,511,348	314,283
Dividends and Distributions to Shareholders:
Net Realized Gain from Investment Transactions
Class A Shares	(12,896)	–
Class C Shares	(12,191)	–
Class D Shares	(22,821)	–
Class I Shares	(17,640)	–
Class N Shares	(426,554)	–
Class S Shares	(10,853)	–
Class T Shares	(12,073)	–
Net Decrease from Dividends and Distributions to Shareholders	(515,028)	–
Capital Share Transactions:
Shares Sold
Class A Shares	1,316,620	531,192
Class C Shares	356,953	5,000
Class D Shares	1,184,339	957,155
Class I Shares	13,028	223,471
Class N Shares	3,740,748	4,157,552
Class T Shares	1,217,260	72,156
Reinvested Dividends and Distributions
Class A Shares	12,896	–
Class C Shares	12,191	–
Class D Shares	22,645	–
Class I Shares	17,640	–
Class N Shares	426,554	–
Class S Shares	10,853	–
Class T Shares	12,014	–
Shares Repurchased
Class A Shares	(2,636,145)	(14,965)
Class C Shares	(2,178,227)	(62,605)
Class D Shares	(4,353,750)	(817,979)
Class I Shares	(3,528,571)	(999,994)
Class N Shares	(9,795,916)	(5,109,669)
Class S Shares	(2,160,400)	–
Class T Shares	(2,518,349)	(53,278)
Net Increase/(Decrease) from Capital Share Transactions	(18,827,617)	(1,111,964)
Net Increase/(Decrease) in Net Assets	(17,831,297)	(797,681)
Net Assets:
Beginning of period	83,972,151	84,769,832
End of period	$66,140,854	$83,972,151

Undistributed Net Investment Income/(Loss)	$(307,352)	$(768,323)

See Notes to Consolidated Financial Statements.

Janus Investment Fund | 13

Consolidated Financial Highlights

Class A Shares

	Janus Diversified
	Alternatives Fund
For a share outstanding during each year or period ended June 30	2015	2014	2013(1)

Net Asset Value, Beginning of Period	$9.84	$9.82	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.15)(2)	(0.13)(2)	(0.10)
Net realized and unrealized gain/(loss)	0.37	0.15	(0.08)
Total from Investment Operations	0.22	0.02	(0.18)
Less Dividends and Distributions:
Dividends (from net investment income)	–	–	–
Distributions (from capital gains)	(0.08)	–	–
Total Dividends and Distributions	(0.08)	–	–
Net Asset Value, End of Period	$9.98	$9.84	$9.82
Total Return*	2.22%	0.20%	(1.80)%
Net Assets, End of Period (in thousands)	$2,740	$4,055	$3,523
Average Net Assets for the Period (in thousands)	$2,048	$3,752	$3,557
Ratios to Average Net Assets:
Ratio of Gross Expenses**	1.84%	1.70%	3.05%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	1.52%	1.46%	1.52%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	(1.51)%	(1.34)%	(1.36)%
Portfolio Turnover Rate	0%	59%	38%

Class C Shares

	Janus Diversified
	Alternatives Fund
For a share outstanding during each year or period ended June 30	2015	2014	2013(1)

Net Asset Value, Beginning of Period	$9.79	$9.78	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.23)(2)	(0.15)(2)	(0.14)
Net realized and unrealized gain/(loss)	0.36	0.16	(0.08)
Total from Investment Operations	0.13	0.01	(0.22)
Less Dividends and Distributions:
Dividends (from net investment income)	–	–	–
Distributions (from capital gains)	(0.08)	–	–
Total Dividends and Distributions	(0.08)	–	–
Net Asset Value, End of Period	$9.84	$9.79	$9.78
Total Return*	1.31%	0.10%	(2.20)%
Net Assets, End of Period (in thousands)	$1,709	$3,516	$3,566
Average Net Assets for the Period (in thousands)	$1,752	$3,551	$3,578
Ratios to Average Net Assets:
Ratio of Gross Expenses**	2.59%	1.89%	3.92%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	2.26%	1.64%	2.27%
Ratio of Net Investment Income/(Loss)**	(2.26)%	(1.52)%	(2.11)%
Portfolio Turnover Rate	0%	59%	38%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from December 28, 2012 (inception date) through June 30, 2013.
(2)	Per share amounts are calculated based on average shares outstanding during the year.

See Notes to Consolidated Financial Statements.

14 | JUNE 30, 2015

Class D Shares

	Janus Diversified
	Alternatives Fund
For a share outstanding during each year or period ended June 30	2015	2014	2013(1)

Net Asset Value, Beginning of Period	$9.85	$9.82	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.14)(2)	(0.13)(2)	(0.08)
Net realized and unrealized gain/(loss)	0.37	0.16	(0.10)
Total from Investment Operations	0.23	0.03	(0.18)
Less Dividends and Distributions:
Dividends (from net investment income)	–	–	–
Distributions (from capital gains)	(0.08)	–	–
Total Dividends and Distributions	(0.08)	–	–
Net Asset Value, End of Period	$10.00	$9.85	$9.82
Total Return*	2.32%	0.31%	(1.80)%
Net Assets, End of Period (in thousands)	$3,060	$6,170	$6,008
Average Net Assets for the Period (in thousands)	$3,281	$5,964	$4,995
Ratios to Average Net Assets:
Ratio of Gross Expenses**	1.96%	1.66%	3.20%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	1.43%	1.41%	1.39%
Ratio of Net Investment Income/(Loss)**	(1.42)%	(1.28)%	(1.23)%
Portfolio Turnover Rate	0%	59%	38%

Class I Shares

	Janus Diversified
	Alternatives Fund
For a share outstanding during each year or period ended June 30	2015	2014	2013(1)

Net Asset Value, Beginning of Period	$9.87	$9.83	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.13)(2)	(0.11)(2)	(0.08)
Net realized and unrealized gain/(loss)	0.36	0.15	(0.09)
Total from Investment Operations	0.23	0.04	(0.17)
Less Dividends and Distributions:
Dividends (from net investment income)	–	–	–
Distributions (from capital gains)	(0.08)	–	–
Total Dividends and Distributions	(0.08)	–	–
Net Asset Value, End of Period	$10.02	$9.87	$9.83
Total Return*	2.32%	0.41%	(1.70)%
Net Assets, End of Period (in thousands)	$2,265	$5,727	$6,464
Average Net Assets for the Period (in thousands)	$2,586	$6,201	$5,751
Ratios to Average Net Assets:
Ratio of Gross Expenses**	1.59%	1.50%	2.58%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	1.26%	1.25%	1.27%
Ratio of Net Investment Income/(Loss)**	(1.26)%	(1.13)%	(1.10)%
Portfolio Turnover Rate	0%	59%	38%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from December 28, 2012 (inception date) through June 30, 2013.
(2)	Per share amounts are calculated based on average shares outstanding during the year.

See Notes to Consolidated Financial Statements.

Janus Investment Fund | 15

Consolidated Financial Highlights  (continued)

Class N Shares

	Janus Diversified
	Alternatives Fund
For a share outstanding during each year or period ended June 30	2015	2014	2013(1)

Net Asset Value, Beginning of Period	$9.87	$9.83	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.13)(2)	(0.11)(2)	(0.05)
Net realized and unrealized gain/(loss)	0.38	0.15	(0.12)
Total from Investment Operations	0.25	0.04	(0.17)
Less Dividends and Distributions:
Dividends (from net investment income)	–	–	–
Distributions (from capital gains)	(0.08)	–	–
Total Dividends and Distributions	(0.08)	–	–
Net Asset Value, End of Period	$10.04	$9.87	$9.83
Total Return*	2.52%	0.41%	(1.70)%
Net Assets, End of Period (in thousands)	$52,478	$57,190	$57,935
Average Net Assets for the Period (in thousands)	$54,416	$57,130	$30,839
Ratios to Average Net Assets:
Ratio of Gross Expenses**	1.60%	1.49%	1.84%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	1.25%	1.25%	1.25%
Ratio of Net Investment Income/(Loss)**	(1.24)%	(1.13)%	(1.06)%
Portfolio Turnover Rate	0%	59%	38%

Class S Shares

	Janus Diversified
	Alternatives Fund
For a share outstanding during each year or period ended June 30	2015	2014	2013(1)

Net Asset Value, Beginning of Period	$9.82	$9.81	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.18)(2)	(0.14)(2)	(0.11)
Net realized and unrealized gain/(loss)	0.36	0.15	(0.08)
Total from Investment Operations	0.18	0.01	(0.19)
Less Dividends and Distributions:
Dividends (from net investment income)	–	–	–
Distributions (from capital gains)	(0.08)	–	–
Total Dividends and Distributions	(0.08)	–	–
Net Asset Value, End of Period	$9.92	$9.82	$9.81
Total Return*	1.82%	0.10%	(1.90)%
Net Assets, End of Period (in thousands)	$1,371	$3,506	$3,502
Average Net Assets for the Period (in thousands)	$1,578	$3,492	$3,548
Ratios to Average Net Assets:
Ratio of Gross Expenses**	2.07%	1.95%	3.19%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	1.75%	1.58%	1.76%
Ratio of Net Investment Income/(Loss)**	(1.74)%	(1.46)%	(1.60)%
Portfolio Turnover Rate	0%	59%	38%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from December 28, 2012 (inception date) through June 30, 2013.
(2)	Per share amounts are calculated based on average shares outstanding during the year.

See Notes to Consolidated Financial Statements.

16 | JUNE 30, 2015

Class T Shares

	Janus Diversified
	Alternatives Fund
For a share outstanding during each year or period ended June 30	2015	2014	2013(1)

Net Asset Value, Beginning of Period	$9.85	$9.82	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.15)(2)	(0.13)(2)	(0.11)
Net realized and unrealized gain/(loss)	0.36	0.16	(0.07)
Total from Investment Operations	0.21	0.03	(0.18)
Less Dividends and Distributions:
Dividends (from net investment income)	–	–	–
Distributions (from capital gains)	(0.08)	–	–
Total Dividends and Distributions	(0.08)	–	–
Net Asset Value, End of Period	$9.98	$9.85	$9.82
Total Return*	2.12%	0.31%	(1.80)%
Net Assets, End of Period (in thousands)	$2,517	$3,809	$3,772
Average Net Assets for the Period (in thousands)	$2,162	$3,773	$4,004
Ratios to Average Net Assets:
Ratio of Gross Expenses**	1.83%	1.75%	2.94%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	1.51%	1.40%	1.51%
Ratio of Net Investment Income/(Loss)**	(1.50)%	(1.28)%	(1.36)%
Portfolio Turnover Rate	0%	59%	38%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from December 28, 2012 (inception date) through June 30, 2013.
(2)	Per share amounts are calculated based on average shares outstanding during the year.

See Notes to Consolidated Financial Statements.

Janus Investment Fund | 17

Notes to Consolidated Financial Statements

1.	Organization and Significant Accounting Policies

Janus Diversified Alternatives Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven funds which include multiple series of shares, with differing investment objectives and policies. The Fund employs various strategies within the equity, fixed income, commodity, and currency asset classes. The Fund is classified as nondiversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class N Shares also are available to Janus proprietary products.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

Investment in Subsidiary
To qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), 90% of the Fund’s income must be from certain qualified sources. Direct investment in many commodities-related investments generates income that is not from a qualifying source for purposes of meeting this 90% test. The Fund will seek to gain exposure to the commodity markets, in whole or in part, through investments in the Janus Diversified Alternatives Subsidiary, Ltd., a wholly-owned subsidiary of the Fund (“Subsidiary”) organized under the laws of the Cayman Islands, which is generally subject to the same investment policies and restrictions as the Fund. The Subsidiary may invest without limitation in commodity index-linked swaps, commodity futures, commodity swaps, commodity-linked notes, and other commodity-linked derivative instruments. The Subsidiary may also invest in fixed-income securities and other investments which may serve as margin or collateral for the Subsidiary’s derivatives positions. The Fund may invest 25% or less of its total assets in the Subsidiary. Income or net capital gains from the Fund’s investment in the Subsidiary would be treated as ordinary income to the Fund. Janus Capital is the adviser to the Subsidiary. The Subsidiary will not be subject to U.S. laws (including securities laws) and their protections. The Subsidiary is subject to the laws of a foreign jurisdiction, which can be affected by developments in that jurisdiction. By investing in the Subsidiary, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments, which are generally similar to those that are permitted to be held by the Fund. The Subsidiary is not registered under the 1940 Act, and is not subject to all of the provisions of the 1940 Act. The IRS has previously issued a number of private letter rulings to mutual funds (but not the Fund) in which it ruled that income from a fund’s investment in a wholly-

18 | JUNE 30, 2015

owned foreign subsidiary that invests in commodity-linked derivatives, such as the Subsidiary, constitutes qualifying income. The IRS has suspended issuance of any further private letter rulings pending a review of its position. A change in the IRS’ position or changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate and could adversely affect the Fund. In particular, unfavorable treatment of the income derived from the Fund’s investment in the Subsidiary could jeopardize the Fund’s status as a regulated investment company under the Code, which in turn may subject the Fund to higher tax rates and/or penalties.

The Subsidiary was incorporated on December 28, 2012 as a wholly-owned subsidiary of Janus Diversified Alternatives Fund. As of June 30, 2015 the Fund owns 1,382,693 shares of the Subsidiary, with a market value of $14,867,070. This represents 22% of the Fund’s net assets. The Fund’s Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statements of Changes in Net Assets, and Consolidated Financial Highlights include the accounts of both the Fund and the Subsidiary. All inter-company transactions and balances have been eliminated in consolidation.

As of June 30, 2015, Subsidiary information included in the Consolidated Financial Statements is as follows:

Net assets	$14,867,070
Market value of investments	10,897,948
Net income/(loss)	(1,993)
Net realized gain/(loss)	849,221
Net change in unrealized appreciation/depreciation	(232,892)

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Information on the valuation of certain derivatives is contained in Note 2 below.

Valuation Inputs Summary
FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques

Janus Investment Fund | 19

Notes to Consolidated Financial Statements (continued)

used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Consolidated Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. Additionally, the Fund, as a shareholder in the Subsidiary, will also indirectly bear its pro rata share of the expenses incurred by the Subsidiary.

Estimates
The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s

20 | JUNE 30, 2015

maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the consolidated financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the consolidated financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions
The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Federal Income Taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Restricted Cash
As of June 30, 2015, the Fund had restricted cash in the amount of $54,760,000. The restricted cash represents collateral pledged in relation to derivatives and/or securities with extended settlement dates. The carrying value of the restricted cash approximates fair value.

2.	Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended June 30, 2015 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market

Janus Investment Fund | 21

Notes to Consolidated Financial Statements (continued)

movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

•	Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

•	Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

•	Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Commodity-Linked Investments
The Fund may invest in commodity index-linked swap agreements, commodity options and futures, and options on futures that provide exposure to the investment returns of the commodities markets. The Fund may also invest in other commodity-linked derivative instruments, such as commodity-linked notes (“structured notes”). The Fund will seek to gain exposure to the commodity markets, in whole or in part, through investments in the Subsidiary which is generally subject to the same investment policies and restrictions as the Fund. The Subsidiary invests in commodity-linked investments and other investments which may serve as margin or collateral for the Subsidiary’s derivative positions. Such exposure may subject the Fund to greater volatility than investments in traditional securities. The value of a given commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may therefore be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate

22 | JUNE 30, 2015

(which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported on the Consolidated Statement of Assets and Liabilities as a receivable or payable and in the Consolidated Statement of Operations for the change in unrealized net appreciation/(depreciation) (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Consolidated Statement of Operations (if applicable).

During the year, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to take a positive outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to take a negative outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

The following table provides average ending monthly currency value amounts on purchased and sold forward currency contracts during the year ended June 30, 2015.

Fund	Purchased	Sold

Janus Diversified Alternatives Fund	$3,378,842	$3,454,198

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Consolidated Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/(depreciation) is reported on the Consolidated Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Consolidated Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Consolidated Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the year, the Fund sold interest rate futures to decrease exposure to interest rate risk.

During the year, the Fund purchased commodity futures to increase exposure to commodity risk.

During the year, the Fund sold commodity futures to decrease exposure to commodity risk.

During the year, the Fund purchased futures on equity indices to increase exposure to equity risk.

Janus Investment Fund | 23

Notes to Consolidated Financial Statements (continued)

During the year, the Fund purchased futures on currency indices to increase exposure to currency risk.

During the year, the Fund sold futures on currency indices to decrease exposure to currency risk.

The following table provides average ending monthly market value amounts on purchased and sold futures contracts during the year ended June 30, 2015.

Fund	Purchased	Sold

Janus Diversified Alternatives Fund	$26,175,631	$7,870,970

Swaps
Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the over-the-counter market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the CFTC. A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values that are disclosed separately as an asset or liability on the Fund’s Consolidated Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Consolidated Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the period is included in the Consolidated Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

During the year, the Fund entered into total return swaps on equity securities or indices to increase exposure to equity risk. These total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

24 | JUNE 30, 2015

During the year, the Fund entered into total return swaps on equity securities or indices to decrease exposure to equity risk. These total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. The Fund will receive payments of a floating reference interest rate and an amount equal to the negative price movement of the same securities or index multiplied by the notional amount of the contract.

During the year, the Fund entered into total return swaps on commodity indices to increase exposure to commodity risk. These total return swaps require the Fund to pay a fixed or a floating reference interest rate, and an amount equal to the negative price movement of an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index multiplied by the notional amount of the contract.

During the year, the Fund entered into total return swaps on credit indices to increase exposure to credit risk. These total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index multiplied by the notional amount of the contract.

The following table provides average ending monthly market value amounts on total return swaps which are long and short the reference asset during the year ended June 30, 2015.

Fund	Long	Short

Janus Diversified Alternatives Fund	$178,628	$(117,058)

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Consolidated Statement of Assets and Liabilities as of June 30, 2015.

Fair Value of Derivative Instruments as of June 30, 2015

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as	Consolidated Statement		Consolidated Statement
hedging instruments	of Assets and Liabilities Location	Fair Value	of Assets and Liabilities Location	Fair Value

Janus Diversified Alternatives Fund
Commodity Contracts			Outstanding swap contracts, at value	$8
Commodity Contracts	Variation margin receivable	$50,934	Variation margin payable	201,137
Credit Contracts			Outstanding swap contracts, at value	11,770
Currency Contracts	Forward currency contracts	1,896	Forward currency contracts	1,085
Currency Contracts			Variation margin payable	37,162
Equity Contracts	Outstanding swap contracts, at value	451	Outstanding swap contracts, at value	31
Equity Contracts	Variation margin receivable	8,633
Interest Rate Contracts	Variation margin receivable	3,894	Variation margin payable	25,579

Total		$65,808		$276,772

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Consolidated Statement of Operations for the year ended June 30, 2015.

The effect of Derivative Instruments on the Consolidated Statement of Operations for the year ended June 30, 2015

Amount of Net Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as	Investments and foreign
hedging instruments	currency transactions	Futures contracts	Swap contracts	Total

Janus Diversified Alternatives Fund
Commodity Contracts	$–	$417,025	$432,148	$849,173
Credit Contracts	–	–	268,784	268,784
Currency Contracts	(302,009)	1,498,752	–	1,196,743
Equity Contracts	–	(42,920)	(198,726)	(241,646)
Interest Rate Contracts	–	863,790	–	863,790

Total	$(302,009)	$2,736,647	$502,206	$2,936,844

Janus Investment Fund | 25

Notes to Consolidated Financial Statements (continued)

Change in Unrealized Net Appreciation/Depreciation on Derivatives Recognized in Income
	Investments, foreign
	currency translations and
Derivatives not accounted for as	non-interested Trustees’
hedging instruments	deferred compensation	Futures contracts	Swap contracts	Total

Janus Diversified Alternatives Fund
Commodity Contracts	$–	$(216,975)	$(14)	$(216,989)
Currency Contracts	(1,772)	(69,015)	–	(70,787)
Credit Contracts	–	–	(11,666)	(11,666)
Equity Contracts	–	(139,636)	2,357	(137,279)
Interest Rate Contracts	–	(53,811)	–	(53,811)

Total	$(1,772)	$(479,437)	$(9,323)	$(490,532)

Please see the Fund’s Consolidated Statement of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

3.	Other Investments and Strategies

Additional Investment Risk
The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its

26 | JUNE 30, 2015

investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities
The Fund presents gross and net information about transactions that are either offset in the consolidated financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Consolidated Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Consolidated Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of June 30, 2015” table located in Note 2 of these Notes to Consolidated Financial Statements and/or the Fund’s Consolidated Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
Counterparty	of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

BNP Paribas	$2	$(2)	$–	$–
Goldman Sachs International	449	(27)	–	422
HSBC Securities (USA), Inc.	1,896	(1,085)	–	811

Total	$2,347	$(1,114)	$–	$1,233

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
Counterparty	of Recognized Liabilities	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Barclays Capital, Inc.	$11,770	$–	$(11,770)	$–
BNP Paribas	12	(2)	(10)	–
Goldman Sachs International	27	(27)	–	–
HSBC Securities (USA), Inc.	1,085	(1,085)	–	–

Total	$12,894	$(1,114)	$(11,780)	$–

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Consolidated Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund will segregate cash or high-grade securities in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Such segregated assets, if with the Fund’s custodian, are

Janus Investment Fund | 27

Notes to Consolidated Financial Statements (continued)

denoted on the accompanying Consolidated Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund and the Subsidiary each pay Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s and the Subsidiary’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily
Net Assets		Contractual Investment
of the Fund		Advisory Fee (%)

First $	1 Billion	1.00
Over $	1 Billion	0.95

Janus Capital has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the management fee paid to Janus Capital by the Subsidiary. The management fee waiver arrangement related to the Subsidiary may not be discontinued by Janus Capital as long as its contract with the Subsidiary is in place.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, which include the other expenses of the Subsidiary, in any fiscal year, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the transfer agency agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least November 1, 2015.

Expense
Fund	Limit (%)

Janus Diversified Alternatives Fund	1.25

If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

For a period of three years subsequent to the Fund’s commencement of operations or until the Fund’s assets exceed the first breakpoint in the investment advisory fee schedule, whichever occurs first, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed, which could then be considered a deferral, if the Fund’s expense ratio, including recovered expenses, falls below the expense limit. If applicable, this amount is disclosed as “Recoupment expense” on the Consolidated Statement of Operations. During the year ended June 30, 2015, Janus Capital reimbursed the Fund $241,315 of fees and expenses that are eligible for recoupment. As of June 30, 2015, the aggregate amount of recoupment that may potentially be made to Janus Capital is $731,659. The recoupment of such reimbursements expires December 28, 2015.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s and the Subsidiary’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the transfer agency agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Consolidated Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction

28 | JUNE 30, 2015

processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Consolidated Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $580,523 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2015. The Fund’s portion is reported as part of “Other expenses” on the Consolidated Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in

Janus Investment Fund | 29

Notes to Consolidated Financial Statements (continued)

accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2015 on the Consolidated Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Consolidated Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2015 are included in “Non-interested Trustees’ fees and expenses” on the Consolidated Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $279,000 were paid by the Trust to a Trustee under the Deferred Plan during the year ended June 30, 2015.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2015 can be found in a table located in the Consolidated Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the year ended June 30, 2015, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Diversified Alternatives Fund	$124

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the year ended June 30, 2015.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the year ended June 30, 2015.

As of June 30, 2015, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

	% of Class	% of Fund
Fund	Owned	Owned

Janus Diversified Alternatives Fund - Class A Shares	39%	2%
Janus Diversified Alternatives Fund - Class C Shares	79	2
Janus Diversified Alternatives Fund - Class D Shares	–	–
Janus Diversified Alternatives Fund - Class I Shares	–	–
Janus Diversified Alternatives Fund - Class N Shares	98	78
Janus Diversified Alternatives Fund - Class S Shares	100	2
Janus Diversified Alternatives Fund - Class T Shares	49	2

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

30 | JUNE 30, 2015

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed		Loss Deferrals		Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Late-Year	Post-October	to Tax	Appreciation/
Fund	Income	Gains	Capital Losses	Ordinary Loss	Capital Loss	Differences	(Depreciation)

Janus Diversified Alternatives Fund	$37,291	$568,867	$–	$–	$–	$(16,795)	$(304,068)

During the year ended June 30, 2015, the following capital loss carryovers were utilized by the Fund as indicated in the table:

Capital Loss
Fund	Carryover Utilized

Janus Diversified Alternatives Fund	$156,866

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Janus Diversified Alternatives Fund	$12,154,050	$1,964	$(306,032)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2015

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Diversified Alternatives Fund	$31,471	$483,557	$–	$–

For the year ended June 30, 2014

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Diversified Alternatives Fund	$–	$–	$–	$(474,044)

Janus Investment Fund | 31

Notes to Consolidated Financial Statements (continued)

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

	Increase/(Decrease)	Increase/(Decrease) to Undistributed Net	Increase/(Decrease) to Undistributed Net
Fund	to Capital	Investment Income/Loss	Realized Gain/Loss

Janus Diversified Alternatives Fund	$–	$1,346,765	$(1,346,765)

6.	Capital Share Transactions

	Janus Diversified
	Alternative Fund
For each year ended June 30	2015	2014

Transactions in Fund Shares – Class A Shares:
Shares sold	128,832	54,802
Reinvested dividends and distributions	1,288	–
Shares repurchased	(267,553)	(1,534)
Net Increase/(Decrease) in Fund Shares	(137,433)	53,268
Shares Outstanding, Beginning of Period	412,113	358,845
Shares Outstanding, End of Period	274,680	412,113
Transactions in Fund Shares – Class C Shares:
Shares sold	35,809	513
Reinvested dividends and distributions	1,229	–
Shares repurchased	(222,703)	(5,794)
Net Increase/(Decrease) in Fund Shares	(185,665)	(5,281)
Shares Outstanding, Beginning of Period	359,335	364,616
Shares Outstanding, End of Period	173,670	359,335
Transactions in Fund Shares – Class D Shares:
Shares sold	117,411	98,196
Reinvested dividends and distributions	2,258	–
Shares repurchased	(439,899)	(83,481)
Net Increase/(Decrease) in Fund Shares	(320,230)	14,715
Shares Outstanding, Beginning of Period	626,271	611,556
Shares Outstanding, End of Period	306,041	626,271
Transactions in Fund Shares – Class I Shares:
Shares sold	1,285	22,808
Reinvested dividends and distributions	1,755	–
Shares repurchased	(357,143)	(100,301)
Net Increase/(Decrease) in Fund Shares	(354,103)	(77,493)
Shares Outstanding, Beginning of Period	580,051	657,544
Shares Outstanding, End of Period	225,948	580,051
Transactions in Fund Shares – Class N Shares:
Shares sold	371,068	419,103
Reinvested dividends and distributions	42,401	–
Shares repurchased	(976,804)	(519,360)
Net Increase/(Decrease) in Fund Shares	(563,335)	(100,257)
Shares Outstanding, Beginning of Period	5,792,081	5,892,338
Shares Outstanding, End of Period	5,228,746	5,792,081

32 | JUNE 30, 2015

	Janus Diversified
	Alternative Fund
For each year ended June 30	2015	2014

Transactions in Fund Shares – Class S Shares:
Shares sold	–	–
Reinvested dividends and distributions	1,088	–
Shares repurchased	(220,000)	–
Net Increase/(Decrease) in Fund Shares	(218,912)	–
Shares Outstanding, Beginning of Period	357,143	357,143
Shares Outstanding, End of Period	138,231	357,143
Transactions in Fund Shares – Class T Shares:
Shares sold	119,429	8,111
Reinvested dividends and distributions	1,200	–
Shares repurchased	(255,212)	(5,420)
Net Increase/(Decrease) in Fund Shares	(134,583)	2,691
Shares Outstanding, Beginning of Period	386,860	384,169
Shares Outstanding, End of Period	252,277	386,860

7.	Purchases and Sales of Investment Securities

For the year ended June 30, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Diversified Alternatives Fund	$–	$–	$–	$–

8.	Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2015 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund | 33

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders
of Janus Diversified Alternatives Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Diversified Alternatives Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) at June 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
August 13, 2015

34 | JUNE 30, 2015

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service

Janus Investment Fund | 35

Additional Information (unaudited) (continued)

providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the

36 | JUNE 30, 2015

second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for

Janus Investment Fund | 37

Additional Information (unaudited) (continued)

the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper

38 | JUNE 30, 2015

quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

Janus Investment Fund | 39

Additional Information (unaudited) (continued)

underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus

40 | JUNE 30, 2015

Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also

Janus Investment Fund | 41

Additional Information (unaudited) (continued)

noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that

42 | JUNE 30, 2015

Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

Janus Investment Fund | 43

Additional Information (unaudited) (continued)

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief

44 | JUNE 30, 2015

that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund | 45

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2015. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Consolidated Financial Highlights” in this report.

Consolidated Schedule of Investments

Following the performance overview section is the Fund’s Consolidated Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Consolidated Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Consolidated Schedule of Investments (if applicable).

Consolidated Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the

46 | JUNE 30, 2015

Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Consolidated Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Consolidated Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Consolidated Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Consolidated Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style

Janus Investment Fund | 47

Useful Information About Your Fund Report (unaudited) (continued)

and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

48 | JUNE 30, 2015

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2015:

Capital Gain Distributions

Fund

Janus Diversified Alternatives Fund	$483,557

Janus Investment Fund | 49

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 61 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Chief Executive Officer, Imprint Capital (impact investment firm) (since 2013), and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	61	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

50 | JUNE 30, 2015

TRUSTEES (continued)

					Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Managing Director, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	61	Director of MotiveQuest LLC (strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	61	Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Investment Fund | 51

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

					Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	61	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	61	None

52 | JUNE 30, 2015

TRUSTEES (continued)

Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	61	Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

Trustee Consultant

Raudline Etienne* 151 Detroit Street Denver, CO 80206 DOB: 1965	Consultant	6/14-Present	Senior Vice President, Albright Stonebridge Group LLC (global strategy firm) (since 2011). Formerly, Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	N/A	Director of Brightwood Capital Advisors, LLC (since 2014).

*  Raudline Etienne was appointed consultant to the Trustees effective June 2, 2014. Shareholders of the Janus Funds are expected to be asked to elect Ms. Etienne as a Trustee at a future shareholder meeting.

Janus Investment Fund | 53

Trustees and Officers (unaudited) (continued)

OFFICERS

	Positions Held	Term of Office* and	Principal Occupations
Name, Address, and Age	with the Trust	Length of Time Served	During the Past Five Years

John S. Fujiwara 151 Detroit Street Denver, CO 80206 DOB: 1960	Executive Vice President and Co-Portfolio Manager Janus Diversified Alternatives Fund	12/12-Present	Portfolio Manager for other Janus accounts. Formerly, Senior Principal at Absolute Plus Management, LLC (2006-2012).

Richard R. Lindsey 151 Detroit Street Denver, CO 80206 DOB: 1954	Executive Vice President and Co-Portfolio Manager Janus Diversified Alternatives Fund	1/14-Present	Chief Investment Strategist Liquid Alternatives Group and Vice President of Janus Capital; and Portfolio Manager for other Janus accounts. Formerly, Chief Investment Officer and President of the Callcott Group, LLC (2007-2012).

Andrew B.Weisman 151 Detroit Street Denver, CO 80206 DOB: 1959	Executive Vice President and Co-Portfolio Manager Janus Diversified Alternatives Fund	12/12-Present	Chief Investment Officer Liquid Alternatives Group and Senior Vice President of Janus Capital; Director of the Janus Global Diversified Risk Premia Master Fund Ltd; and Portfolio Manager for other Janus accounts. Formerly, Chief Executive Officer of WR Managed Accounts LLC (2008-2012).

Stephanie Grauerholz 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, Vice President and Assistant Secretary of Janus Distributors LLC, and Vice President of Janus Services LLC (since 2015).

Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present	President of Janus Capital Group Inc. and Janus Capital Management LLC (since 2013); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013), and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

54 | JUNE 30, 2015

Notes

Janus Investment Fund | 55

Notes

56 | JUNE 30, 2015

Notes

Janus Investment Fund | 57

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0815-93827	125-02-93018 08-15

annual report
June 30, 2015

Janus Global Allocation Fund – Conservative

Janus Investment Fund

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Global Allocation Fund – Conservative

Janus Global Allocation Fund - Conservative (unaudited)

FUND SNAPSHOT
Broad, actively managed, global diversification allows flexibility to capture the best-performing asset classes regardless of geographies. In addition, we seek to dampen the fund’s overall volatility through the use of alternatives. This, coupled with access to Janus Capital Group’s innovative investment expertise and solutions, should provide superior risk-adjusted returns over the long term.
Enrique Chang co-portfolio manager	Ashwin Alankar co-portfolio manager

PERFORMANCE OVERVIEW

Janus Global Allocation Fund – Conservative’s Class T Shares returned -1.13% for the 12-month period ended June 30, 2015. This compares with a return of -7.09% for the Barclays Global Aggregate Bond Index, the Fund’s primary benchmark, and a return of -3.98% for its secondary benchmark, the Global Conservative Allocation Index, an internally calculated, hypothetical combination of total returns from the Barclays Global Aggregate Bond Index (60%) and the MSCI All Country World Index (40%).

MARKET ENVIRONMENT

The S&P 500 Index reached successive record highs during the period. An improving economic picture in the U.S. and a historically low interest rate environment were broadly supportive of U.S. equity markets. Japanese and European equity markets both enjoyed significant gains (in local currencies) during the period, helped by the introduction of accommodative monetary policies. While equity markets experienced gains, the march forward was not without volatility. Markets were volatile in October and December, due to fears about weak economic growth, and again in late June, due to concerns about the possibility of a Greek exit from the eurozone.

Commodities declined precipitously over the first half of the last 12 months, with the energy sector leading the decline. Strengthening dollar a slowdown in consumption from China all were the major catalysts for this decline, which put miners and the energy sector at risk. Within fixed income markets, the U.S. Treasury yield curve flattened during the period. Long-dated Treasury yields fell through the end of 2014 as strong U.S. economic growth suggested to investors that the Federal Reserve (Fed) would initiate rate hikes in 2015. Yields then retraced some of their losses as softer-than-expected economic data in the first part of 2015 diminished investor concern of breakout growth and stronger-than-expected inflation. High-yield and investment-grade credit spreads widened during the period amid a flood of new issuance. Shareholder-friendly activity, which may not be friendly to bondholders, also weighed on bond prices. Rates fell across the curve in the eurozone in anticipation of the European Central Bank (ECB) initiating quantitative easing (QE); the announcement of a larger-than-expected QE program then pushed rates down even further.

PERFORMANCE DISCUSSION

Janus Global Allocation Fund – Conservative invests across a broad set of Janus, INTECH and Perkins funds that span a wide range of global asset categories with a base allocation of 30% to 50% equities, 50% to 65% fixed income and 0% to 20% alternative investments that are rebalanced quarterly. Janus Global Allocation Fund – Conservative is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on managing investment risk.

Contributors were led by Janus Triton Fund and INTECH U.S. Managed Volatility Fund II (which merged with INTECH U.S. Managed Volatility Fund during the period), which benefited from stronger U.S. markets during the period. Janus Global Research Fund was another top contributor as a result of strong stock selection.

Janus Global Bond Fund was a large detractor from absolute performance due to its large position size within the fund and the weaker overall global bond market. Janus International Equity Fund was another top detractor, due to international markets registering negative returns for the period. Janus Overseas Fund was also a large detractor due in part to its exposure to emerging markets, which were weak during the period.

OUTLOOK

In recent weeks global markets have placed much emphasis on Greece’s debt issues, and also on the spillover effect that a sharp drop in Chinese equities could have on the country’s broader economy. We continue to monitor both situations, and do not take any potential source of market risk for granted. However, we believe the rest of Europe’s economy is generally improving, and that

Janus Investment Fund | 1

Janus Global Allocation Fund - Conservative (unaudited)

a potential Greek exit from the eurozone is unlikely to become a systemic risk. In China, the amount of leverage some investors have been using to buy equities is a concern and a deleveraging process could cause some short term pain, but we believe the Chinese government still has many tools at its disposal to support the economy and thwart a long-term crisis.

We believe the communication, timing and level of Fed interest rate hikes is a bigger potential risk that investors have become less focused on in recent weeks, but that should bear greater attention. Depending on how the Fed goes about its campaign to tighten monetary policy, it could cause assets to re-price quickly.

While each of these macroeconomic events could cause greater volatility in the days ahead, a more volatile market environment is a challenge we are willing to accept. With greater volatility, the greater the benefits of broad diversification across asset classes and risk factors. As such, we expect the value-add of our funds to be particularly attractive in a macro-economic backdrop where uncertainty is potentially lurking in many corners.

Thank you for investing in Janus Global Allocation Fund – Conservative.

2 | JUNE 30, 2015

(unaudited)

Janus Global Allocation Fund – Conservative (% of Net Assets)

As of June 30, 2015

Janus Global Bond Fund – Class N Shares	37.1%
Janus International Equity Fund – Class N Shares	8.7
Perkins Large Cap Value Fund – Class N Shares	7.3
Janus Short-Term Bond Fund – Class N Shares	6.7
INTECH U.S. Managed Volatility Fund(1) – Class N Shares	6.5
Janus Flexible Bond Fund – Class N Shares	6.5
Janus Adaptive Global Allocation Fund – Class N Shares	5.0
Janus Diversified Alternatives Fund – Class N Shares	4.5
INTECH International Managed Volatility Fund(2) – Class I Shares	4.3
Janus Triton Fund – Class N Shares	2.6
Janus Global Research Fund – Class I Shares	2.2
Janus Global Real Estate Fund – Class I Shares	1.9
Janus Overseas Fund – Class N Shares	1.9
Janus Fund – Class N Shares	1.6
Janus Global Select Fund – Class I Shares	1.2
Perkins Small Cap Value Fund – Class N Shares	1.2
Janus Forty Fund – Class N Shares	0.8

(1)	Formerly named INTECH U.S. Value Fund.
(2)	Formerly named INTECH International Fund.

Janus Global Allocation Fund - Conservative At A Glance

Asset Allocation – (% of Net Assets)
As of June 30, 2015

* Includes Other of (0.1)%.

Janus Investment Fund | 3

Janus Global Allocation Fund - Conservative (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2015				Expense Ratios – per the October 28, 2014 prospectuses
	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Global Allocation Fund – Conservative – Class A Shares

NAV	–1.25%	7.29%	6.34%	1.18%	1.18%

MOP	–6.92%	6.02%	5.68%

Janus Global Allocation Fund – Conservative – Class C Shares

NAV	–1.97%	6.49%	5.57%	1.92%	1.91%

CDSC	–2.91%	6.49%	5.57%

Janus Global Allocation Fund – Conservative – Class D Shares(1)	–1.03%	7.48%	6.56%	0.97%	0.97%

Janus Global Allocation Fund – Conservative – Class I Shares	–1.02%	7.53%	6.52%	0.93%	0.93%

Janus Global Allocation Fund – Conservative – Class S Shares	–1.37%	7.11%	6.11%	1.33%	1.33%

Janus Global Allocation Fund – Conservative – Class T Shares	–1.13%	7.43%	6.52%	1.08%	1.08%

Barclays Global Aggregate Bond Index	–7.09%	2.07%	3.95%

Global Conservative Allocation Index	–3.98%	6.09%	4.90%

Morningstar Quartile – Class T Shares	2nd	3rd	1st

Morningstar Ranking – based on total returns for World Allocation Funds	249/571	269/384	66/296

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2015.

See important disclosures on the next page.

4 | JUNE 30, 2015

(unaudited)

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Performance of the Janus Global Allocation Funds depends on that of the underlying funds. They are subject to the volatility of the financial markets. Because Janus Capital is the adviser to the Fund and to the underlying affiliated funds held within the Fund, it is subject to certain potential conflicts of interest.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2015 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

Effective September 1, 2014, Enrique Chang and Ashwin Alankar are Co-Portfolio Managers of the Fund.

*	The Fund’s inception date – December 30, 2005
(1)	Closed to certain new investors.

Janus Investment Fund | 5

Janus Global Allocation Fund - Conservative (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/15)	(6/30/15)	(1/1/15 - 6/30/15)†	(1/1/15)	(6/30/15)	(1/1/15 - 6/30/15)†	(1/1/15 - 6/30/15)

Class A Shares	$1,000.00	$1,002.30	$2.23	$1,000.00	$1,022.56	$2.26	0.45%

Class C Shares	$1,000.00	$998.40	$2.53	$1,000.00	$1,022.27	$2.56	0.51%

Class D Shares	$1,000.00	$1,003.10	$1.29	$1,000.00	$1,023.50	$1.30	0.26%

Class I Shares	$1,000.00	$1,003.10	$0.94	$1,000.00	$1,023.85	$0.95	0.19%

Class S Shares	$1,000.00	$1,001.60	$3.03	$1,000.00	$1,021.77	$3.06	0.61%

Class T Shares	$1,000.00	$1,003.10	$1.79	$1,000.00	$1,023.01	$1.81	0.36%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6 | JUNE 30, 2015

Janus Global Allocation Fund - Conservative

Schedule of Investments

As of June 30, 2015

Shares		Value
Investment Companies£ – 100.0%
Alternative Funds – 4.5%
1,291,890	Janus Diversified Alternatives Fund – Class N Shares	$12,970,580

		12,970,580
Equity Funds – 45.2%
1,555,031	INTECH International Managed Volatility Fund – Class I Shares(1)	12,440,244
2,109,796	INTECH U.S. Managed Volatility Fund – Class N Shares(2)	18,967,063
1,506,027	Janus Adaptive Global Allocation Fund – Class N Shares*	14,608,466
74,552	Janus Forty Fund – Class N Shares	2,463,194
119,109	Janus Fund – Class N Shares	4,659,556
497,943	Janus Global Real Estate Fund – Class I Shares	5,616,797
95,299	Janus Global Research Fund – Class I Shares	6,448,899
240,240	Janus Global Select Fund – Class I Shares	3,409,002
1,980,095	Janus International Equity Fund – Class N Shares	25,424,419
161,342	Janus Overseas Fund – Class N Shares	5,366,233
290,261	Janus Triton Fund – Class N Shares	7,401,666
1,306,709	Perkins Large Cap Value Fund – Class N Shares	21,077,220
151,630	Perkins Small Cap Value Fund – Class N Shares	3,373,759

		131,256,518
Fixed Income Funds – 50.3%
1,793,258	Janus Flexible Bond Fund – Class N Shares	18,775,413
11,240,165	Janus Global Bond Fund – Class N Shares	107,680,775
6,410,703	Janus Short-Term Bond Fund – Class N Shares	19,488,537

		145,944,725

Total Investments (total cost $274,601,631) – 100.0%		290,171,823

Liabilities, net of Cash, Receivables and Other Assets – (0)%		(74,602)

Net Assets – 100%		$290,097,221

(1)	Formerly named INTECH International Fund.
(2)	Formerly named INTECH U.S. Value Fund.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 7

Notes to Schedule of Investments and Other Information

Barclays Global Aggregate Bond Index	A broad-based measure of the global investment grade fixed-rate debt markets.

Global Conservative Allocation Index	An internally-calculated, hypothetical combination of total returns from the Barclays Global Aggregate Bond Index (60%) and the MSCI All Country World IndexSM (40%).

MSCI All Country World IndexSM	An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

S&P 500® Index	Measures broad U.S. equity performance.

*	Non-income producing security.

£	The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended June 30, 2015. Unless otherwise indicated, all information in the table is for the year ended June 30, 2015.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/14	Purchases	Sales	at 6/30/15	Gain/(Loss)	Income	at 6/30/15

Janus Global Allocation Fund – Conservative
INTECH International Managed Volatility Fund(1) – Class I Shares	1,400,092	311,097	(156,158)	1,555,031	$(59,372)	$298,347	$12,440,244
INTECH U.S. Managed Volatility Fund(2) – Class I Shares	1,316,108	25,148	(1,341,256)	–	142,260	–	–
INTECH U.S. Managed Volatility Fund(2) – Class N Shares	–	2,803,795	(693,999)	2,109,796	3,070,369	898,631	18,967,063
INTECH U.S. Managed Volatility Fund II(3) – Class I Shares	542,026	28,131	(570,157)	–	537,366	125,838	–
Janus Adaptive Global Allocation Fund – Class N Shares	–	1,506,027	–	1,506,027	–	–	14,608,466
Janus Diversified Alternatives Fund – Class N Shares	1,346,064	106,439	(160,613)	1,291,890	10,827	6,381	12,970,580
Janus Flexible Bond Fund – Class N Shares	2,239,943	200,767	(647,452)	1,793,258	(94,440)	682,647	18,775,413
Janus Forty Fund – Class N Shares	53,323	30,288	(9,059)	74,552	(78,816)	39,814	2,463,194
Janus Fund – Class N Shares	116,743	29,613	(27,247)	119,109	294,788	76,214	4,659,556
Janus Global Bond Fund – Class N Shares	11,041,866	1,480,848	(1,282,549)	11,240,165	(235,940)	5,931,511	107,680,775
Janus Global Real Estate Fund – Class I Shares	502,295	52,405	(56,757)	497,943	21,441	126,663	5,616,797
Janus Global Research Fund – Class I Shares	199,778	13,679	(118,158)	95,299	1,655,080	140,498	6,448,899
Janus Global Select Fund – Class I Shares	506,089	31,848	(297,697)	240,240	936,504	54,967	3,409,002
Janus International Equity Fund – Class N Shares	1,928,889	262,900	(211,694)	1,980,095	50,817	553,193	25,424,419
Janus Overseas Fund – Class N Shares	166,669	13,895	(19,222)	161,342	(147,770)	67,538	5,366,233
Janus Short-Term Bond Fund – Class N Shares	6,023,999	1,237,790	(851,086)	6,410,703	(18,093)	320,797	19,488,537
Janus Triton Fund – Class N Shares	284,813	44,496	(39,048)	290,261	119,816	41,923	7,401,666
Perkins Large Cap Value Fund – Class N Shares	793,702	620,362	(107,355)	1,306,709	(44,808)	401,142	21,077,220
Perkins Small Cap Value Fund – Class N Shares	122,971	42,425	(13,766)	151,630	(19,320)	187,875	3,373,759

Total					$6,140,709	$9,953,979	$290,171,823

(1)	Formerly named INTECH International Fund.
(2)	Formerly named INTECH U.S. Value Fund.
(3)	Formerly named INTECH U.S. Growth Fund.

8 | JUNE 30, 2015

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2015. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2015)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Global Allocation Fund – Conservative
Assets
Investments in Securities:
Investment Companies
Alternative Funds	$ 12,970,580	$–	$–
Equity Funds	131,256,518	–	–
Fixed Income Funds	145,944,725	–	–

Total Assets	$290,171,823	$–	$–

Janus Investment Fund | 9

Statement of Assets and Liabilities

Janus Global
As of June 30, 2015	Allocation Fund - Conservative

Assets:
Investments, at cost	$274,601,631
Affiliated investments, at value	290,171,823
Non-interested Trustees’ deferred compensation	5,754
Receivables:
Fund shares sold	2,342,276
Total Assets	292,519,853
Liabilities:
Payables:
Investments purchased	2,167,520
Fund shares repurchased	100,560
Advisory fees	12,020
Transfer agent fees and expenses	58,985
12b-1 Distribution and shareholder servicing fees	20,805
Non-interested Trustees’ fees and expenses	1,895
Non-interested Trustees’ deferred compensation fees	5,754
Accrued expenses and other payables	55,093
Total Liabilities	2,422,632
Net Assets	$290,097,221
Net Assets Consist of:
Capital (par value and paid-in surplus)	$262,034,722
Undistributed net investment income/(loss)	951,148
Undistributed net realized gain/(loss) from investments	11,540,002
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	15,571,349
Total Net Assets	$290,097,221
Net Assets - Class A Shares	$12,648,431
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	985,966
Net Asset Value Per Share(1)	$12.83
Maximum Offering Price Per Share(2)	$13.61
Net Assets - Class C Shares	$20,866,315
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,651,236
Net Asset Value Per Share(1)	$12.64
Net Assets - Class D Shares	$217,150,414
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	16,819,616
Net Asset Value Per Share	$12.91
Net Assets - Class I Shares	$4,266,067
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	330,363
Net Asset Value Per Share	$12.91
Net Assets - Class S Shares	$2,499,423
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	195,494
Net Asset Value Per Share	$12.79
Net Assets - Class T Shares	$32,666,571
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,535,139
Net Asset Value Per Share	$12.89

(1)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(2)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

10 | JUNE 30, 2015

Statement of Operations

Janus Global
For the year ended June 30, 2015	Allocation Fund - Conservative

Investment Income:
Dividends from affiliates	$9,953,979
Total Investment Income	9,953,979
Expenses:
Advisory fees	149,385
12b-1 Distribution and shareholder servicing fees:
Class A Shares	32,078
Class C Shares	148,428
Class S Shares	5,309
Transfer agent administrative fees and expenses:
Class D Shares	271,334
Class S Shares	5,309
Class T Shares	76,123
Transfer agent networking and omnibus fees:
Class A Shares	11,840
Class C Shares	13,497
Class I Shares	3,845
Other transfer agent fees and expenses:
Class A Shares	1,502
Class C Shares	3,289
Class D Shares	34,501
Class I Shares	292
Class S Shares	106
Class T Shares	1,190
Shareholder reports expense	46,574
Registration fees	105,151
Professional fees	41,455
Non-interested Trustees’ fees and expenses	6,640
Other expenses	6,755
Total Expenses	964,603
Net Expenses	964,603
Net Investment Income/(Loss)	8,989,376
Net Realized Gain/(Loss) on Investments:
Investments in affiliates	6,140,709
Capital gain distributions from underlying funds	8,649,450
Total Net Realized Gain/(Loss) on Investments	14,790,159
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	(26,989,932)
Total Change in Unrealized Net Appreciation/Depreciation	(26,989,932)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(3,210,397)

See Notes to Financial Statements.

Janus Investment Fund | 11

Statements of Changes in Net Assets

	Janus Global
	Allocation Fund - Conservative
For each year ended June 30	2015	2014

Operations:
Net investment income/(loss)	$8,989,376	$5,350,342
Net realized gain/(loss) from investments in affiliates	14,790,159	5,625,326
Change in unrealized net appreciation/depreciation	(26,989,932)	27,549,620
Net Increase/(Decrease) in Net Assets Resulting from Operations	(3,210,397)	38,525,288
Dividends and Distributions to Shareholders:
Net Investment Income
Class A Shares	(375,593)	(224,152)
Class C Shares	(525,552)	(243,185)
Class D Shares	(7,061,237)	(4,616,118)
Class I Shares	(131,261)	(74,717)
Class S Shares	(58,683)	(30,383)
Class T Shares	(920,542)	(578,354)
Net Realized Gain from Investment Transactions
Class A Shares	(212,372)	(701,126)
Class C Shares	(373,971)	(1,190,448)
Class D Shares	(3,728,522)	(13,179,672)
Class I Shares	(67,549)	(208,328)
Class S Shares	(34,514)	(99,764)
Class T Shares	(489,708)	(1,639,931)
Net Decrease from Dividends and Distributions to Shareholders	(13,979,504)	(22,786,178)
Capital Share Transactions:
Shares Sold
Class A Shares	2,145,701	3,435,818
Class C Shares	4,957,474	6,452,384
Class D Shares	23,487,164	35,128,294
Class I Shares	5,628,467	1,876,103
Class S Shares	1,002,165	615,283
Class T Shares	19,459,765	12,507,064
Reinvested Dividends and Distributions
Class A Shares	561,301	889,267
Class C Shares	777,880	1,226,707
Class D Shares	10,707,220	17,683,750
Class I Shares	188,184	260,218
Class S Shares	92,272	128,254
Class T Shares	1,307,134	2,079,578
Shares Repurchased
Class A Shares	(2,495,811)	(3,205,127)
Class C Shares	(5,841,533)	(4,810,023)
Class D Shares	(37,982,468)	(49,331,977)
Class I Shares	(5,291,780)	(1,770,054)
Class S Shares	(508,190)	(148,257)
Class T Shares	(16,280,967)	(10,164,952)
Net Increase/(Decrease) from Capital Share Transactions	1,913,978	12,852,330
Net Increase/(Decrease) in Net Assets	(15,275,923)	28,591,440
Net Assets:
Beginning of period	305,373,144	276,781,704
End of period	$290,097,221	$305,373,144

Undistributed Net Investment Income/(Loss)	$951,148	$1,434,791

See Notes to Financial Statements.

12 | JUNE 30, 2015

Financial Highlights

Class A Shares

	Janus Global Allocation Fund - Conservative
For a share outstanding during each year ended June 30	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$13.62	$12.93	$12.37	$12.38	$11.24
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.38(1)	0.22(1)	0.33	0.29	0.47
Net realized and unrealized gain/(loss)	(0.55)	1.55	0.57	0.05	1.10
Total from Investment Operations	(0.17)	1.77	0.90	0.34	1.57
Less Dividends and Distributions:
Dividends (from net investment income)	(0.40)	(0.26)	(0.34)	(0.35)	(0.43)
Distributions (from capital gains)	(0.22)	(0.82)	–	–	–
Total Dividends and Distributions	(0.62)	(1.08)	(0.34)	(0.35)	(0.43)
Net Asset Value, End of Period	$12.83	$13.62	$12.93	$12.37	$12.38
Total Return*	(1.25)%	14.20%	7.36%	2.91%	14.08%
Net Assets, End of Period (in thousands)	$12,648	$13,197	$11,399	$8,064	$4,804
Average Net Assets for the Period (in thousands)	$12,831	$12,167	$10,187	$6,495	$2,950
Ratios to Average Net Assets:
Ratio of Gross Expenses**(2)	0.46%	0.48%	0.43%	0.44%	0.38%
Ratio of Net Expenses (After Waivers and Expense Offsets)**(2)	0.46%	0.48%	0.43%	0.44%	0.38%
Ratio of Net Investment Income/(Loss)**(2)	2.86%	1.69%	2.51%	2.36%	3.79%
Portfolio Turnover Rate	20%	13%	69%	10%	12%

Class C Shares

	Janus Global Allocation Fund - Conservative
For a share outstanding during each year ended June 30	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$13.39	$12.73	$12.19	$12.26	$11.17
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.32(1)	0.13(1)	0.25	0.22	0.40
Net realized and unrealized gain/(loss)	(0.53)	1.52	0.55	0.03	1.07
Total from Investment Operations	(0.21)	1.65	0.80	0.25	1.47
Less Dividends and Distributions:
Dividends (from net investment income)	(0.32)	(0.17)	(0.26)	(0.32)	(0.38)
Distributions (from capital gains)	(0.22)	(0.82)	–	–	–
Total Dividends and Distributions	(0.54)	(0.99)	(0.26)	(0.32)	(0.38)
Net Asset Value, End of Period	$12.64	$13.39	$12.73	$12.19	$12.26
Total Return*	(1.58)%	13.37%	6.57%	2.19%	13.25%
Net Assets, End of Period (in thousands)	$20,866	$22,215	$18,294	$13,969	$7,808
Average Net Assets for the Period (in thousands)	$22,092	$19,860	$16,584	$11,010	$4,096
Ratios to Average Net Assets:
Ratio of Gross Expenses**(2)	0.86%	1.15%	1.19%	1.19%	1.14%
Ratio of Net Expenses (After Waivers and Expense Offsets)**(2)	0.86%	1.15%	1.19%	1.19%	1.14%
Ratio of Net Investment Income/(Loss)**(2)	2.48%	1.03%	1.70%	1.65%	2.98%
Portfolio Turnover Rate	20%	13%	69%	10%	12%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year.
(2)	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Investment Fund | 13

Financial Highlights  (continued)

Class D Shares

	Janus Global Allocation Fund - Conservative
For a share outstanding during each year ended June 30	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$13.70	$13.00	$12.44	$12.43	$11.26
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.41(1)	0.26(1)	0.35	0.31	0.48
Net realized and unrealized gain/(loss)	(0.56)	1.55	0.57	0.06	1.12
Total from Investment Operations	(0.15)	1.81	0.92	0.37	1.60
Less Dividends and Distributions:
Dividends (from net investment income)	(0.42)	(0.29)	(0.36)	(0.36)	(0.43)
Distributions (from capital gains)	(0.22)	(0.82)	–	–	–
Total Dividends and Distributions	(0.64)	(1.11)	(0.36)	(0.36)	(0.43)
Net Asset Value, End of Period	$12.91	$13.70	$13.00	$12.44	$12.43
Total Return*	(1.03)%	14.41%	7.50%	3.14%	14.34%
Net Assets, End of Period (in thousands)	$217,150	$234,052	$218,190	$197,198	$177,032
Average Net Assets for the Period (in thousands)	$226,112	$224,649	$215,079	$184,437	$158,291
Ratios to Average Net Assets:
Ratio of Gross Expenses**(2)	0.26%	0.27%	0.25%	0.24%	0.25%
Ratio of Net Expenses (After Waivers and Expense Offsets)**(2)	0.26%	0.27%	0.25%	0.24%	0.25%
Ratio of Net Investment Income/(Loss)**(2)	3.09%	1.93%	2.69%	2.59%	4.07%
Portfolio Turnover Rate	20%	13%	69%	10%	12%

Class I Shares

	Janus Global Allocation Fund - Conservative
For a share outstanding during each year ended June 30	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$13.71	$13.01	$12.44	$12.42	$11.26
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.35(1)	0.26(1)	0.35	0.33	0.43
Net realized and unrealized gain/(loss)	(0.49)	1.55	0.59	0.05	1.17
Total from Investment Operations	(0.14)	1.81	0.94	0.38	1.60
Less Dividends and Distributions:
Dividends (from net investment income)	(0.44)	(0.29)	(0.37)	(0.36)	(0.44)
Distributions (from capital gains)	(0.22)	(0.82)	–	–	–
Total Dividends and Distributions	(0.66)	(1.11)	(0.37)	(0.36)	(0.44)
Net Asset Value, End of Period	$12.91	$13.71	$13.01	$12.44	$12.42
Total Return*	(1.02)%	14.46%	7.61%	3.22%	14.34%
Net Assets, End of Period (in thousands)	$4,266	$3,855	$3,319	$2,354	$2,505
Average Net Assets for the Period (in thousands)	$5,162	$3,465	$2,902	$2,250	$1,411
Ratios to Average Net Assets:
Ratio of Gross Expenses**(2)	0.19%	0.23%	0.20%	0.20%	0.18%
Ratio of Net Expenses (After Waivers and Expense Offsets)**(2)	0.19%	0.23%	0.20%	0.20%	0.18%
Ratio of Net Investment Income/(Loss)**(2)	2.64%	1.98%	2.72%	2.65%	3.84%
Portfolio Turnover Rate	20%	13%	69%	10%	12%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year.
(2)	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

14 | JUNE 30, 2015

Class S Shares

	Janus Global Allocation Fund - Conservative
For a share outstanding during each year ended June 30	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$13.58	$12.91	$12.35	$12.37	$11.24
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.34(1)	0.20(1)	0.31	0.26	0.41
Net realized and unrealized gain/(loss)	(0.53)	1.54	0.57	0.06	1.13
Total from Investment Operations	(0.19)	1.74	0.88	0.32	1.54
Less Dividends and Distributions:
Dividends (from net investment income)	(0.38)	(0.25)	(0.32)	(0.34)	(0.41)
Distributions (from capital gains)	(0.22)	(0.82)	–	–	–
Total Dividends and Distributions	(0.60)	(1.07)	(0.32)	(0.34)	(0.41)
Net Asset Value, End of Period	$12.79	$13.58	$12.91	$12.35	$12.37
Total Return*	(1.37)%	13.96%	7.21%	2.77%	13.82%
Net Assets, End of Period (in thousands)	$2,499	$2,043	$1,357	$1,160	$520
Average Net Assets for the Period (in thousands)	$2,123	$1,713	$1,335	$967	$336
Ratios to Average Net Assets:
Ratio of Gross Expenses**(2)	0.61%	0.63%	0.61%	0.59%	0.62%
Ratio of Net Expenses (After Waivers and Expense Offsets)**(2)	0.61%	0.62%	0.59%	0.59%	0.62%
Ratio of Net Investment Income/(Loss)**(2)	2.61%	1.54%	2.36%	2.28%	3.84%
Portfolio Turnover Rate	20%	13%	69%	10%	12%

Class T Shares

	Janus Global Allocation Fund - Conservative
For a share outstanding during each year ended June 30	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$13.69	$13.00	$12.42	$12.42	$11.26
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.39(1)	0.26(1)	0.38	0.15	0.26
Net realized and unrealized gain/(loss)	(0.55)	1.54	0.55	0.21	1.32
Total from Investment Operations	(0.16)	1.80	0.93	0.36	1.58
Less Dividends and Distributions:
Dividends (from net investment income)	(0.42)	(0.29)	(0.35)	(0.36)	(0.42)
Distributions (from capital gains)	(0.22)	(0.82)	–	–	–
Total Dividends and Distributions	(0.64)	(1.11)	(0.35)	(0.36)	(0.42)
Net Asset Value, End of Period	$12.89	$13.69	$13.00	$12.42	$12.42
Total Return*	(1.13)%	14.35%	7.60%	3.03%	14.15%
Net Assets, End of Period (in thousands)	$32,667	$30,011	$24,223	$28,323	$16,648
Average Net Assets for the Period (in thousands)	$30,449	$26,955	$27,679	$22,198	$12,762
Ratios to Average Net Assets:
Ratio of Gross Expenses**(2)	0.36%	0.38%	0.36%	0.34%	0.36%
Ratio of Net Expenses (After Waivers and Expense Offsets)**(2)	0.36%	0.29%	0.26%	0.31%	0.36%
Ratio of Net Investment Income/(Loss)**(2)	2.91%	1.92%	2.87%	2.37%	3.77%
Portfolio Turnover Rate	20%	13%	69%	10%	12%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year.
(2)	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Investment Fund | 15

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Janus Global Allocation Fund – Conservative (the “Fund”) is a series fund. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus funds (the “underlying funds”). The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven funds which include multiple series of shares, with differing investment objectives and policies. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

Underlying Funds
The Fund invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. The Fund has a target allocation, which is how the Fund’s investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which the Fund’s asset class allocations generally will vary over short-term periods. The Fund’s long-term expected average asset allocation is as follows: 40% to equity investments, 55% to fixed-income securities and money market instruments, and 5% to alternative investments. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Fund’s and underlying funds’ prospectuses. The Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to Fund shareholders.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
The Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

16 | JUNE 30, 2015

Valuation Inputs Summary
FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

The Fund classifies each of its investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities held by the underlying funds will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Any distributions from the underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each of the Funds in the Trust. Additionally, the Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Janus Investment Fund | 17

Notes to Financial Statements (continued)

Dividends and Distributions
The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

The underlying funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the underlying funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

	Average Daily
	Net Assets	Contractual Investment
Fund	of the Fund	Advisory Fee (%)

Janus Global Allocation Fund - Conservative	All Asset Levels	0.05

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any expenses of an underlying fund (acquired fund fees and expenses), 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the transfer agency agreement, brokerage commissions, interest, dividends, taxes, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least November 1, 2015.

New
	Expense Limit (%)	Previous
	(November 1,	Expense Limit (%)
Fund	2014 to present)	(until November 1, 2014)

Janus Global Allocation Fund - Conservative	0.14	0.19

If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the transfer agency agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the

18 | JUNE 30, 2015

Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $580,523 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2015. The Fund’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2015 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2015 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $279,000 were paid by the Trust to a Trustee under the Deferred Plan during the year ended June 30, 2015.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2015 can be found in a table

Janus Investment Fund | 19

Notes to Financial Statements (continued)

located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the year ended June 30, 2015, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Global Allocation Fund - Conservative	$4,117

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the year ended June 30, 2015.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2015, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

Janus Global Allocation Fund - Conservative	$2,335

3.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation and tax equalization.

	Undistributed	Undistributed		Loss Deferrals		Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Late-Year	Post-October	to Tax	Appreciation/
Fund	Income	Gains	Capital Losses	Ordinary Loss	Capital Loss	Differences	(Depreciation)

Janus Global Allocation Fund - Conservative	$956,903	$13,603,933	$–	$–	$–	$(4,598)	$13,506,262

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Janus Global Allocation Fund - Conservative	$276,665,561	$21,611,443	$(8,105,181)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2015

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Global Allocation Fund - Conservative	$9,072,815	$4,906,689	$–	$–

For the year ended June 30, 2014

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Global Allocation Fund - Conservative	$5,766,910	$17,019,269	$–	$–

20 | JUNE 30, 2015

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

	Increase/(Decrease)	Increase/(Decrease) to Undistributed Net	Increase/(Decrease) to Undistributed Net
Fund	to Capital	Investment Income/Loss	Realized Gain/Loss

Janus Global Allocation Fund - Conservative	$1,039,489	$(400,151)	$(639,338)

Capital has been adjusted by $1,039,489, including $639,285 of long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

4.	Capital Share Transactions

	Janus Global
	Allocation Fund -
	Conservative
For each year ended June 30	2015	2014

Transactions in Fund Shares – Class A Shares:
Shares sold	162,815	259,608
Reinvested dividends and distributions	43,681	69,096
Shares repurchased	(189,799)	(240,756)
Net Increase/(Decrease) in Fund Shares	16,697	87,948
Shares Outstanding, Beginning of Period	969,269	881,321
Shares Outstanding, End of Period	985,966	969,269
Transactions in Fund Shares – Class C Shares:
Shares sold	382,217	493,715
Reinvested dividends and distributions	61,444	96,591
Shares repurchased	(451,546)	(368,286)
Net Increase/(Decrease) in Fund Shares	(7,885)	222,020
Shares Outstanding, Beginning of Period	1,659,121	1,437,101
Shares Outstanding, End of Period	1,651,236	1,659,121
Transactions in Fund Shares – Class D Shares:
Shares sold	1,767,085	2,627,714
Reinvested dividends and distributions	828,732	1,366,596
Shares repurchased	(2,859,968)	(3,688,025)
Net Increase/(Decrease) in Fund Shares	(264,151)	306,285
Shares Outstanding, Beginning of Period	17,083,767	16,777,482
Shares Outstanding, End of Period	16,819,616	17,083,767
Transactions in Fund Shares – Class I Shares:
Shares sold	435,938	139,869
Reinvested dividends and distributions	14,565	20,110
Shares repurchased	(401,434)	(133,774)
Net Increase/(Decrease) in Fund Shares	49,069	26,205
Shares Outstanding, Beginning of Period	281,294	255,089
Shares Outstanding, End of Period	330,363	281,294
Transactions in Fund Shares – Class S Shares:
Shares sold	76,961	46,585
Reinvested dividends and distributions	7,197	9,989
Shares repurchased	(39,153)	(11,243)
Net Increase/(Decrease) in Fund Shares	45,005	45,331
Shares Outstanding, Beginning of Period	150,489	105,158
Shares Outstanding, End of Period	195,494	150,489

Janus Investment Fund | 21

Notes to Financial Statements (continued)

	Janus Global
	Allocation Fund -
	Conservative
For each year ended June 30	2015	2014

Transactions in Fund Shares – Class T Shares:
Shares sold	1,468,063	932,096
Reinvested dividends and distributions	101,328	160,958
Shares repurchased	(1,227,117)	(763,985)
Net Increase/(Decrease) in Fund Shares	342,274	329,069
Shares Outstanding, Beginning of Period	2,192,865	1,863,796
Shares Outstanding, End of Period	2,535,139	2,192,865

5.	Purchases and Sales of Investment Securities

For the year ended June 30, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Global Allocation Fund - Conservative	$64,130,260	$58,405,022	$–	$–

6.	Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2015 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

22 | JUNE 30, 2015

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders
of Janus Global Allocation Fund – Conservative:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Global Allocation Fund – Conservative (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) at June 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
August 13, 2015

Janus Investment Fund | 23

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service

24 | JUNE 30, 2015

providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the

Janus Investment Fund | 25

Additional Information (unaudited) (continued)

second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for

26 | JUNE 30, 2015

the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper

Janus Investment Fund | 27

Additional Information (unaudited) (continued)

quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

28 | JUNE 30, 2015

underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus

Janus Investment Fund | 29

Additional Information (unaudited) (continued)

Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also

30 | JUNE 30, 2015

noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that

Janus Investment Fund | 31

Additional Information (unaudited) (continued)

Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

32 | JUNE 30, 2015

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief

Janus Investment Fund | 33

Additional Information (unaudited) (continued)

that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

34 | JUNE 30, 2015

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2015. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will

Janus Investment Fund | 35

Useful Information About Your Fund Report (unaudited) (continued)

notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or

36 | JUNE 30, 2015

investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund | 37

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2015:

Capital Gain Distributions

Fund

Janus Global Allocation Fund - Conservative	$5,545,974

Foreign Taxes Paid and Foreign Source Income

Fund	Foreign Taxes Paid	Foreign Source Income

Janus Global Allocation Fund - Conservative	$69,853	$793,082

Dividends Received Deduction Percentage

Fund

Janus Global Allocation Fund - Conservative	84%

Qualified Dividend Income Percentage

Fund

Janus Global Allocation Fund - Conservative	100%

38 | JUNE 30, 2015

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 61 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Chief Executive Officer, Imprint Capital (impact investment firm) (since 2013), and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	61	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Janus Investment Fund | 39

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

					Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Managing Director, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	61	Director of MotiveQuest LLC (strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	61	Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

40 | JUNE 30, 2015

TRUSTEES (continued)

					Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	61	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	61	None

Janus Investment Fund | 41

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	61	Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

Trustee Consultant

Raudline Etienne* 151 Detroit Street Denver, CO 80206 DOB: 1965	Consultant	6/14-Present	Senior Vice President, Albright Stonebridge Group LLC (global strategy firm) (since 2011). Formerly, Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	N/A	Director of Brightwood Capital Advisors, LLC (since 2014).

*  Raudline Etienne was appointed consultant to the Trustees effective June 2, 2014. Shareholders of the Janus Funds are expected to be asked to elect Ms. Etienne as a Trustee at a future shareholder meeting.

42 | JUNE 30, 2015

OFFICERS

Principal Occupations During the
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Past Five Years

Ashwin Alankar 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Co-Portfolio Manager Janus Global Allocation Fund - Conservative	9/14-Present	Senior Vice President and Head of Asset Allocation and Risk Management of Janus Capital and Portfolio Manager for other Janus accounts. Formerly, Co-Chief Investment Officer of AllianceBernstein’s Tail Risk Parity (2010-2014) and Partner and Portfolio Manager for Platinum Grove Asset Management (2003-2010).

Enrique Chang 151 Detroit Street Denver, CO 80206 DOB: 1962	Executive Vice President and Co-Portfolio Manager Janus Global Allocation Fund - Conservative	1/14-Present	Chief Investment Officer Equities and Asset Allocation for Janus Capital and Portfolio Manager for other Janus accounts. During the five years prior to 2013, Mr. Chang was Chief Investment Officer and Executive Vice President for American Century Investments.

Stephanie Grauerholz 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, Vice President and Assistant Secretary of Janus Distributors LLC, and Vice President of Janus Services LLC (since 2015).

Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present	President of Janus Capital Group Inc. and Janus Capital Management LLC (since 2013); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013), and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund | 43

Trustees and Officers (unaudited) (continued)

OFFICERS (continued)

Principal Occupations During the
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Past Five Years

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

44 | JUNE 30, 2015

Notes

Janus Investment Fund | 45

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0815-93924	125-02-93020 08-15

annual report
June 30, 2015

Janus Global Allocation Fund – Growth

Janus Investment Fund

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Global Allocation Fund – Growth

Janus Global Allocation Fund - Growth (unaudited)

FUND SNAPSHOT
Broad, actively managed global diversification allows flexibility to capture the best-performing asset classes regardless of geographies. In addition, we seek to dampen the fund’s overall volatility through the use of alternatives. This, coupled with access to Janus Capital Group’s innovative investment expertise and solutions, should provide superior risk-adjusted returns over the long term.
Enrique Chang co-portfolio manager	Ashwin Alankar co-portfolio manager

PERFORMANCE OVERVIEW

Janus Global Allocation Fund – Growth’s Class T Shares returned -0.27% for the 12-month period ended June 30, 2015. This compares with a return of 0.71% for the MSCI All Country World Index, the Fund’s primary benchmark, and a return of -0.85% for its secondary benchmark, the Global Growth Allocation Index, an internally calculated, hypothetical combination of total returns from the MSCI All Country World Index (80%) and the Barclays Global Aggregate Bond Index (20%).

MARKET ENVIRONMENT

The S&P 500 Index reached successive record highs during the period. An improving economic picture in the U.S. and a historically low interest rate environment were broadly supportive of U.S. equity markets. Japanese and European equity markets both enjoyed significant gains (in local currencies) during the period, helped by the introduction of accommodative monetary policies. While equity markets experienced gains, the march forward was not without volatility. Markets were volatile in October and December, due to fears about weak economic growth, and again in late June, due to concerns about the possibility of a Greek exit from the eurozone.

Commodities declined precipitously over the first half of the last 12 months, with the energy sector leading the decline. Within fixed income markets, the U.S. Treasury yield curve flattened during the period. Long-dated Treasury yields fell through the end of 2014 as strong U.S. economic growth suggested to investors that the Federal Reserve (Fed) would initiate rate hikes in 2015. Yields then retraced some of their losses as softer-than-expected economic data in the first part of 2015 diminished investor concern of breakout growth and stronger-than-expected inflation. High-yield and investment-grade credit spreads widened during the period amid a flood of new issuance. Shareholder-friendly activity, which may not be friendly to bondholders, also weighed on bond prices. Rates fell across the curve in the eurozone in anticipation of the European Central Bank (ECB) initiating quantitative easing (QE); the announcement of a larger-than-expected QE program then pushed rates down even further.

PERFORMANCE DISCUSSION

Janus Global Allocation Fund – Growth invests across a broad set of Janus, INTECH and Perkins funds that span a wide range of global asset categories with a base allocation of 70% to 85% equity investments, 10% to 25% fixed income investments and 5% to 20% alternative investments that are rebalanced quarterly. The Fund is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on managing investment risk.

Janus Global Bond Fund was a large detractor from absolute performance due to its large position size within the fund and the weaker overall global bond market. Janus Overseas Fund was also a large detractor due in part to its exposure to emerging markets, which were weak during the period. Janus International Equity Fund was another top detractor, due in part to its large position size within the Fund and international markets registering negative performance during the year.

Our top absolute contributors were led by the Janus Forty Fund, INTECH U.S. Managed Volatility Fund II (which merged with INTECH U.S. Managed Volatility Fund during the period) and Janus Triton Fund, which benefited from stronger U.S. markets during the period. It is worth noting that Janus Forty Fund also benefited from strong stock selection.

OUTLOOK

In recent weeks global markets have placed much emphasis on Greece’s debt issues, and also on the spillover effect that a sharp drop in Chinese equities could have on the country’s broader economy. We continue to monitor both situations, and do not take any potential source of market risk for granted. However, we believe the rest of Europe’s economy is generally improving, and that

Janus Investment Fund | 1

Janus Global Allocation Fund - Growth (unaudited)

a potential Greek exit from the eurozone is unlikely to become a systemic risk. In China, the amount of leverage some investors have been using to buy equities is a concern and a deleveraging process could cause some short term pain, but we believe the Chinese government still has many tools at its disposal to support the economy and thwart a long-term crisis.

We believe the communication, timing and level of Fed interest rate hikes is a bigger potential risk that investors have become less focused on in recent weeks, but that should bear greater attention. Depending on how the Fed goes about its campaign to tighten monetary policy, it could cause assets to re-price quickly.

While each of these macroeconomic events could cause greater volatility in the days ahead, a more volatile market environment is a challenge we are willing to accept. With greater volatility, the greater the benefits of broad diversification across asset classes and risk factors. As such, we expect the value-add of our funds to be particularly attractive in a macro-economic backdrop where uncertainty is potentially lurking in many corners.

Thank you for investing in Janus Global Allocation Fund – Growth.

2 | JUNE 30, 2015

(unaudited)

Janus Global Allocation Fund – Growth (% of Net Assets)

As of June 30, 2015

Janus International Equity Fund – Class N Shares	15.6%
Janus Global Bond Fund – Class N Shares	12.8
Perkins Large Cap Value Fund – Class N Shares	9.6
INTECH U.S. Managed Volatility Fund(1) – Class N Shares	9.4
INTECH International Managed Volatility Fund(2) – Class I Shares	9.4
Janus Adaptive Global Allocation Fund – Class N Shares	5.1
Janus Diversified Alternatives Fund – Class N Shares	5.1
Janus Overseas Fund – Class N Shares	4.6
Janus Global Real Estate Fund – Class I Shares	4.4
Janus Emerging Markets Fund – Class I Shares	3.8
Janus Forty Fund – Class N Shares	2.8
Janus Triton Fund – Class N Shares	2.5
Janus Global Research Fund – Class I Shares	2.4
Janus Enterprise Fund – Class N Shares	2.4
Janus Contrarian Fund – Class I Shares	2.3
Perkins Small Cap Value Fund – Class N Shares	2.2
Perkins Mid Cap Value Fund – Class N Shares	2.0
Janus Global Select Fund – Class I Shares	1.8
Janus Twenty Fund – Class D Shares	1.2
Janus Asia Equity Fund – Class I Shares	0.6

(1)	Formerly named INTECH U.S. Value Fund.
(2)	Formerly named INTECH International Fund.

Janus Global Allocation Fund - Growth At A Glance

Asset Allocation – (% of Net Assets)
As of June 30, 2015

Janus Investment Fund | 3

Janus Global Allocation Fund - Growth (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2015				Expense Ratios – per the October 28, 2014 prospectuses
	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Global Allocation Fund – Growth – Class A Shares

NAV	–0.40%	9.65%	6.59%	1.17%	1.17%

MOP	–6.12%	8.35%	5.93%

Janus Global Allocation Fund – Growth – Class C Shares

NAV	–1.18%	8.79%	5.78%	1.96%	1.95%

CDSC	–2.13%	8.79%	5.78%

Janus Global Allocation Fund – Growth – Class D Shares(1)	–0.24%	9.84%	6.77%	1.00%	1.00%

Janus Global Allocation Fund – Growth – Class I Shares	–0.10%	9.93%	6.73%	0.94%	0.94%

Janus Global Allocation Fund – Growth – Class S Shares	–0.54%	9.47%	6.38%	1.34%	1.34%

Janus Global Allocation Fund – Growth – Class T Shares	–0.27%	9.75%	6.73%	1.09%	1.09%

MSCI All Country World IndexSM	0.71%	11.93%	5.57%

Global Growth Allocation Index	–0.85%	10.01%	5.45%

Morningstar Quartile – Class T Shares	2nd	1st	1st

Morningstar Ranking – based on total returns for World Allocation Funds	171/571	79/384	51/296

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2015.

See important disclosures on the next page.

4 | JUNE 30, 2015

(unaudited)

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Performance of the Janus Global Allocation Funds depends on that of the underlying funds. They are subject to the volatility of the financial markets. Because Janus Capital is the adviser to the Fund and to the underlying affiliated funds held within the Fund, it is subject to certain potential conflicts of interest.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2015 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

Effective September 1, 2014, Enrique Chang and Ashwin Alankar are Co-Portfolio Managers of the Fund.

*	The Fund’s inception date – December 30, 2005
(1)	Closed to certain new investors.

Janus Investment Fund | 5

Janus Global Allocation Fund - Growth (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/15)	(6/30/15)	(1/1/15 - 6/30/15)†	(1/1/15)	(6/30/15)	(1/1/15 - 6/30/15)†	(1/1/15 - 6/30/15)

Class A Shares	$1,000.00	$1,020.50	$2.20	$1,000.00	$1,022.61	$2.21	0.44%

Class C Shares	$1,000.00	$1,016.50	$6.10	$1,000.00	$1,018.74	$6.11	1.22%

Class D Shares	$1,000.00	$1,021.80	$1.40	$1,000.00	$1,023.41	$1.40	0.28%

Class I Shares	$1,000.00	$1,022.50	$1.05	$1,000.00	$1,023.75	$1.05	0.21%

Class S Shares	$1,000.00	$1,019.90	$3.06	$1,000.00	$1,021.77	$3.06	0.61%

Class T Shares	$1,000.00	$1,021.10	$1.80	$1,000.00	$1,023.01	$1.81	0.36%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6 | JUNE 30, 2015

Janus Global Allocation Fund - Growth

Schedule of Investments

As of June 30, 2015

Shares		Value
Investment Companies£ – 100.0%
Alternative Funds – 5.1%
1,372,379	Janus Diversified Alternatives Fund – Class N Shares	$13,778,683

		13,778,683
Equity Funds – 82.2%
3,206,838	INTECH International Managed Volatility Fund – Class I Shares(1)	25,654,703
2,855,113	INTECH U.S. Managed Volatility Fund – Class N Shares(2)	25,667,469
1,422,700	Janus Adaptive Global Allocation Fund – Class N Shares*	13,800,194
148,691	Janus Asia Equity Fund – Class I Shares	1,534,496
302,954	Janus Contrarian Fund – Class I Shares	6,240,847
1,186,499	Janus Emerging Markets Fund – Class I Shares	10,227,621
70,818	Janus Enterprise Fund – Class N Shares	6,544,264
230,420	Janus Forty Fund – Class N Shares	7,613,067
1,073,110	Janus Global Real Estate Fund – Class I Shares	12,104,683
97,133	Janus Global Research Fund – Class I Shares	6,572,975
349,033	Janus Global Select Fund – Class I Shares	4,952,771
3,335,442	Janus International Equity Fund – Class N Shares	42,827,074
378,584	Janus Overseas Fund – Class N Shares	12,591,701
265,133	Janus Triton Fund – Class N Shares	6,760,883
53,517	Janus Twenty Fund – Class D Shares	3,164,487
1,619,377	Perkins Large Cap Value Fund – Class N Shares	26,120,555
272,004	Perkins Mid Cap Value Fund – Class N Shares	5,355,766
266,151	Perkins Small Cap Value Fund – Class N Shares	5,921,863

		223,655,419
Fixed Income Funds – 12.7%
3,624,977	Janus Global Bond Fund – Class N Shares	34,727,280

Total Investments (total cost $237,995,258) – 100.0%		272,161,382

Liabilities, net of Cash, Receivables and Other Assets – (0)%		(79,081)

Net Assets – 100%		$272,082,301

(1)	Formerly named INTECH International Fund.
(2)	Formerly named INTECH U.S. Value Fund.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 7

Notes to Schedule of Investments and Other Information

Barclays Global Aggregate Bond Index	A broad-based measure of the global investment grade fixed-rate debt markets.

Global Growth Allocation Index	An internally-calculated, hypothetical combination of total returns from the MSCI All Country World IndexSM (80%) and the Barclays Global Aggregate Bond Index (20%).

MSCI All Country World IndexSM	An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

S&P 500® Index	Measures broad U.S. equity performance.

*	Non-income producing security.

£	The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended June 30, 2015. Unless otherwise indicated, all information in the table is for the year ended June 30, 2015.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/14	Purchases	Sales	at 6/30/15	Gain/(Loss)	Income	at 6/30/15

Janus Global Allocation Fund – Growth
INTECH International Managed Volatility Fund(1) – Class I Shares	2,912,258	555,123	(260,543)	3,206,838	($122,013)	$620,734	$25,654,703
INTECH U.S. Managed Volatility Fund(2) – Class I Shares	1,969,517	26,176	(1,995,693)	–	132,761	–	–
INTECH U.S. Managed Volatility Fund(2) – Class N Shares	–	3,886,805	(1,031,692)	2,855,113	4,376,473	1,380,795	25,667,469
INTECH U.S. Managed Volatility Fund II(3) – Class I Shares	652,232	20,315	(672,547)	–	562,699	153,327	–
Janus Adaptive Global Allocation Fund – Class N Shares	–	1,423,087	(387)	1,422,700	(19)	–	13,800,194
Janus Asia Equity Fund – Class I Shares	152,892	18,501	(22,702)	148,691	12,686	84,130	1,534,496
Janus Contrarian Fund – Class I Shares	283,411	40,032	(20,489)	302,954	35,652	57,434	6,240,847
Janus Diversified Alternatives Fund – Class N Shares	1,440,103	67,677	(135,401)	1,372,379	9,471	6,826	13,778,683
Janus Emerging Markets Fund – Class I Shares	1,160,557	132,066	(106,124)	1,186,499	(31,769)	184,752	10,227,621
Janus Enterprise Fund – Class N Shares	69,726	6,209	(5,117)	70,818	38,546	6,325	6,544,264
Janus Forty Fund – Class N Shares	158,324	91,245	(19,149)	230,420	(163,756)	123,347	7,613,067
Janus Global Bond Fund – Class N Shares	3,847,447	571,976	(794,446)	3,624,977	(355,019)	2,157,727	34,727,280
Janus Global Real Estate Fund – Class I Shares	1,085,957	76,410	(89,257)	1,073,110	37,277	273,380	12,104,683
Janus Global Research Fund – Class I Shares	184,835	7,822	(95,524)	97,133	1,395,296	130,057	6,572,975
Janus Global Select Fund – Class I Shares	668,442	26,351	(345,760)	349,033	1,083,316	72,583	4,952,771
Janus International Equity Fund – Class N Shares	3,274,565	341,826	(280,949)	3,335,442	40,308	939,482	42,827,074
Janus Overseas Fund – Class N Shares	400,993	19,088	(41,497)	378,584	(214,316)	159,667	12,591,701
Janus Triton Fund – Class N Shares	250,424	33,390	(18,681)	265,133	26,626	38,567	6,760,883
Janus Twenty Fund – Class D Shares	51,292	10,085	(7,860)	53,517	86,748	46,994	3,164,487
Perkins Large Cap Value Fund – Class N Shares	873,885	865,590	(120,098)	1,619,377	2,837	501,264	26,120,555
Perkins Mid Cap Value Fund – Class N Shares	232,788	67,174	(27,958)	272,004	76,528	248,064	5,355,766
Perkins Small Cap Value Fund – Class N Shares	217,586	67,931	(19,366)	266,151	(12,431)	332,494	5,921,863

Total					$7,017,901	$7,517,949	$272,161,382

(1)	Formerly named INTECH International Fund.
(2)	Formerly named INTECH U.S. Value Fund.
(3)	Formerly named INTECH U.S. Growth Fund.

8 | JUNE 30, 2015

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2015. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2015)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Global Allocation Fund – Growth
Assets
Investments in Securities:
Investment Companies
Alternative Funds	$ 13,778,683	$–	$–
Equity Funds	223,655,419	–	–
Fixed Income Funds	34,727,280	–	–

Total Assets	$272,161,382	$–	$–

Janus Investment Fund | 9

Statement of Assets and Liabilities

Janus Global
As of June 30, 2015	Allocation Fund - Growth

Assets:
Investments, at cost	$237,995,258
Affiliated investments, at value	272,161,382
Non-interested Trustees’ deferred compensation	5,440
Receivables:
Investments sold	75,145
Fund shares sold	110,138
Dividends from affiliates	8,731
Total Assets	272,360,836
Liabilities:
Payables:
Fund shares repurchased	131,085
Advisory fees	11,374
Transfer agent fees and expenses	50,325
12b-1 Distribution and shareholder servicing fees	21,696
Non-interested Trustees’ fees and expenses	1,750
Non-interested Trustees’ deferred compensation fees	5,440
Accrued expenses and other payables	56,865
Total Liabilities	278,535
Net Assets	$272,082,301
Net Assets Consist of:
Capital (par value and paid-in surplus)	$218,966,877
Undistributed net investment income/(loss)	723,612
Undistributed net realized gain/(loss) from investments	18,224,607
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	34,167,205
Total Net Assets	$272,082,301
Net Assets - Class A Shares	$4,279,093
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	296,250
Net Asset Value Per Share(1)	$14.44
Maximum Offering Price Per Share(2)	$15.32
Net Assets - Class C Shares	$5,638,966
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	397,279
Net Asset Value Per Share(1)	$14.19
Net Assets - Class D Shares	$230,322,846
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	15,850,908
Net Asset Value Per Share	$14.53
Net Assets - Class I Shares	$6,527,362
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	449,045
Net Asset Value Per Share	$14.54
Net Assets - Class S Shares	$2,083,413
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	144,972
Net Asset Value Per Share	$14.37
Net Assets - Class T Shares	$23,230,621
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,600,929
Net Asset Value Per Share	$14.51

(1)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(2)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

10 | JUNE 30, 2015

Statement of Operations

Janus Global
For the year ended June 30, 2015	Allocation Fund - Growth

Investment Income:
Dividends from affiliates	$7,517,949
Total Investment Income	7,517,949
Expenses:
Advisory fees	138,724
12b-1 Distribution and shareholder servicing fees:
Class A Shares	10,853
Class C Shares	55,938
Class S Shares	5,414
Transfer agent administrative fees and expenses:
Class D Shares	287,341
Class S Shares	5,414
Class T Shares	49,176
Transfer agent networking and omnibus fees:
Class A Shares	2,927
Class C Shares	5,462
Class I Shares	5,924
Other transfer agent fees and expenses:
Class A Shares	558
Class C Shares	912
Class D Shares	59,871
Class I Shares	363
Class S Shares	73
Class T Shares	958
Shareholder reports expense	68,136
Registration fees	105,593
Professional fees	41,277
Non-interested Trustees’ fees and expenses	6,117
Other expenses	6,244
Total Expenses	857,275
Net Expenses	857,275
Net Investment Income/(Loss)	6,660,674
Net Realized Gain/(Loss) on Investments:
Investments in affiliates	7,017,901
Capital gain distributions from underlying funds	15,773,250
Total Net Realized Gain/(Loss) on Investments	22,791,151
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	(30,355,215)
Total Change in Unrealized Net Appreciation/Depreciation	(30,355,215)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(903,390)

See Notes to Financial Statements.

Janus Investment Fund | 11

Statements of Changes in Net Assets

	Janus Global
	Allocation Fund - Growth
For each year ended June 30	2015	2014

Operations:
Net investment income/(loss)	$6,660,674	$4,463,278
Net realized gain/(loss) from investments in affiliates	22,791,151	11,924,088
Change in unrealized net appreciation/depreciation	(30,355,215)	31,164,240
Net Increase/(Decrease) in Net Assets Resulting from Operations	(903,390)	47,551,606
Dividends and Distributions to Shareholders:
Net Investment Income
Class A Shares	(84,356)	(56,037)
Class C Shares	(72,735)	(46,840)
Class D Shares	(4,981,947)	(4,176,004)
Class I Shares	(132,038)	(104,445)
Class S Shares	(39,489)	(26,402)
Class T Shares	(389,917)	(236,452)
Net Realized Gain from Investment Transactions
Class A Shares	(134,645)	(58,731)
Class C Shares	(178,768)	(86,580)
Class D Shares	(7,389,286)	(4,049,832)
Class I Shares	(188,533)	(97,315)
Class S Shares	(67,736)	(31,401)
Class T Shares	(585,872)	(233,355)
Net Decrease from Dividends and Distributions to Shareholders	(14,245,322)	(9,203,394)
Capital Share Transactions:
Shares Sold
Class A Shares	1,219,042	1,975,296
Class C Shares	1,116,402	1,485,435
Class D Shares	19,332,904	27,691,886
Class I Shares	1,878,602	2,136,869
Class S Shares	975,936	390,819
Class T Shares	12,020,969	10,029,284
Reinvested Dividends and Distributions
Class A Shares	214,745	113,474
Class C Shares	229,569	123,951
Class D Shares	12,283,765	8,162,485
Class I Shares	300,436	186,288
Class S Shares	107,225	57,803
Class T Shares	931,728	451,938
Shares Repurchased
Class A Shares	(1,334,946)	(1,358,287)
Class C Shares	(896,823)	(1,135,553)
Class D Shares	(37,513,445)	(36,360,911)
Class I Shares	(1,273,593)	(1,788,960)
Class S Shares	(681,157)	(682,164)
Class T Shares	(7,112,711)	(5,941,854)
Net Increase/(Decrease) from Capital Share Transactions	1,798,648	5,537,799
Net Increase/(Decrease) in Net Assets	(13,350,064)	43,886,011
Net Assets:
Beginning of period	285,432,365	241,546,354
End of period	$272,082,301	$285,432,365

Undistributed Net Investment Income/(Loss)	$723,612	$60,879

See Notes to Financial Statements.

12 | JUNE 30, 2015

Financial Highlights

Class A Shares

	Janus Global Allocation Fund - Growth
For a share outstanding during each year ended June 30	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$15.28	$13.19	$11.78	$12.49	$10.47
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.33(1)	0.20(1)	0.23	0.16	0.19
Net realized and unrealized gain/(loss)	(0.42)	2.38	1.41	(0.68)	2.04
Total from Investment Operations	(0.09)	2.58	1.64	(0.52)	2.23
Less Dividends and Distributions:
Dividends (from net investment income)	(0.29)	(0.24)	(0.23)	(0.19)	(0.21)
Distributions (from capital gains)	(0.46)	(0.25)	–	–	–
Total Dividends and Distributions	(0.75)	(0.49)	(0.23)	(0.19)	(0.21)
Net Asset Value, End of Period	$14.44	$15.28	$13.19	$11.78	$12.49
Total Return*	(0.48)%	19.82%	14.08%	(4.04)%	21.38%
Net Assets, End of Period (in thousands)	$4,279	$4,437	$3,182	$2,683	$2,768
Average Net Assets for the Period (in thousands)	$4,341	$3,583	$2,912	$2,684	$1,640
Ratios to Average Net Assets:
Ratio of Gross Expenses**(2)	0.44%	0.46%	0.41%	0.48%	0.44%
Ratio of Net Expenses (After Waivers and Expense Offsets)**(2)	0.44%	0.46%	0.41%	0.48%	0.44%
Ratio of Net Investment Income/(Loss)**(2)	2.25%	1.41%	1.72%	1.34%	1.61%
Portfolio Turnover Rate	19%	13%	45%	18%	26%

Class C Shares

	Janus Global Allocation Fund - Growth
For a share outstanding during each year ended June 30	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$15.03	$13.00	$11.60	$12.37	$10.40
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.22(1)	0.11(1)	0.12	0.08	0.16
Net realized and unrealized gain/(loss)	(0.41)	2.31	1.41	(0.69)	1.96
Total from Investment Operations	(0.19)	2.42	1.53	(0.61)	2.12
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)	(0.14)	(0.13)	(0.16)	(0.15)
Distributions (from capital gains)	(0.46)	(0.25)	–	–	–
Total Dividends and Distributions	(0.65)	(0.39)	(0.13)	(0.16)	(0.15)
Net Asset Value, End of Period	$14.19	$15.03	$13.00	$11.60	$12.37
Total Return*	(1.18)%	18.79%	13.30%	(4.82)%	20.39%
Net Assets, End of Period (in thousands)	$5,639	$5,508	$4,325	$3,791	$2,736
Average Net Assets for the Period (in thousands)	$5,594	$4,944	$4,126	$3,325	$1,446
Ratios to Average Net Assets:
Ratio of Gross Expenses**(2)	1.23%	1.21%	1.21%	1.34%	1.21%
Ratio of Net Expenses (After Waivers and Expense Offsets)**(2)	1.23%	1.21%	1.21%	1.34%	1.21%
Ratio of Net Investment Income/(Loss)**(2)	1.52%	0.80%	0.93%	0.46%	0.51%
Portfolio Turnover Rate	19%	13%	45%	18%	26%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year.
(2)	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Investment Fund | 13

Financial Highlights  (continued)

Class D Shares

	Janus Global Allocation Fund - Growth
For a share outstanding during each year ended June 30	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$15.36	$13.26	$11.85	$12.54	$10.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.36(1)	0.25(1)	0.25	0.18	0.21
Net realized and unrealized gain/(loss)	(0.42)	2.36	1.42	(0.67)	2.05
Total from Investment Operations	(0.06)	2.61	1.67	(0.49)	2.26
Less Dividends and Distributions:
Dividends (from net investment income)	(0.31)	(0.26)	(0.26)	(0.20)	(0.21)
Distributions (from capital gains)	(0.46)	(0.25)	–	–	–
Total Dividends and Distributions	(0.77)	(0.51)	(0.26)	(0.20)	(0.21)
Net Asset Value, End of Period	$14.53	$15.36	$13.26	$11.85	$12.54
Total Return*	(0.24)%	19.95%	14.21%	(3.77)%	21.56%
Net Assets, End of Period (in thousands)	$230,323	$249,215	$215,671	$205,107	$227,179
Average Net Assets for the Period (in thousands)	$239,451	$234,801	$213,579	$207,366	$214,398
Ratios to Average Net Assets:
Ratio of Gross Expenses**(2)	0.28%	0.29%	0.28%	0.28%	0.28%
Ratio of Net Expenses (After Waivers and Expense Offsets)**(2)	0.28%	0.29%	0.28%	0.28%	0.28%
Ratio of Net Investment Income/(Loss)**(2)	2.43%	1.72%	1.89%	1.52%	1.74%
Portfolio Turnover Rate	19%	13%	45%	18%	26%

Class I Shares

	Janus Global Allocation Fund - Growth
For a share outstanding during each year ended June 30	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$15.37	$13.27	$11.86	$12.53	$10.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.36(1)	0.27(1)	0.25	0.20	0.22
Net realized and unrealized gain/(loss)	(0.40)	2.35	1.43	(0.67)	2.04
Total from Investment Operations	(0.04)	2.62	1.68	(0.47)	2.26
Less Dividends and Distributions:
Dividends (from net investment income)	(0.33)	(0.27)	(0.27)	(0.20)	(0.22)
Distributions (from capital gains)	(0.46)	(0.25)	–	–	–
Total Dividends and Distributions	(0.79)	(0.52)	(0.27)	(0.20)	(0.22)
Net Asset Value, End of Period	$14.54	$15.37	$13.27	$11.86	$12.53
Total Return*	(0.18)%	20.03%	14.32%	(3.62)%	21.58%
Net Assets, End of Period (in thousands)	$6,527	$5,944	$4,648	$3,647	$2,316
Average Net Assets for the Period (in thousands)	$6,226	$5,413	$4,349	$2,587	$2,178
Ratios to Average Net Assets:
Ratio of Gross Expenses**(2)	0.21%	0.23%	0.20%	0.21%	0.25%
Ratio of Net Expenses (After Waivers and Expense Offsets)**(2)	0.21%	0.23%	0.20%	0.21%	0.25%
Ratio of Net Investment Income/(Loss)**(2)	2.42%	1.86%	1.97%	1.44%	1.72%
Portfolio Turnover Rate	19%	13%	45%	18%	26%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year.
(2)	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

14 | JUNE 30, 2015

Class S Shares

	Janus Global Allocation Fund - Growth
For a share outstanding during each year ended June 30	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$15.21	$13.13	$11.74	$12.45	$10.45
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.34(1)	0.20(1)	0.20	0.18	0.21
Net realized and unrealized gain/(loss)	(0.45)	2.34	1.41	(0.70)	2.00
Total from Investment Operations	(0.11)	2.54	1.61	(0.52)	2.21
Less Dividends and Distributions:
Dividends (from net investment income)	(0.27)	(0.21)	(0.22)	(0.19)	(0.21)
Distributions (from capital gains)	(0.46)	(0.25)	–	–	–
Total Dividends and Distributions	(0.73)	(0.46)	(0.22)	(0.19)	(0.21)
Net Asset Value, End of Period	$14.37	$15.21	$13.13	$11.74	$12.45
Total Return*	(0.62)%	19.60%	13.84%	(4.10)%	21.15%
Net Assets, End of Period (in thousands)	$2,083	$1,807	$1,785	$1,613	$753
Average Net Assets for the Period (in thousands)	$2,166	$1,763	$1,902	$1,268	$558
Ratios to Average Net Assets:
Ratio of Gross Expenses**(2)	0.62%	0.63%	0.58%	0.60%	0.67%
Ratio of Net Expenses (After Waivers and Expense Offsets)**(2)	0.62%	0.63%	0.58%	0.60%	0.67%
Ratio of Net Investment Income/(Loss)**(2)	2.29%	1.42%	1.51%	1.11%	1.61%
Portfolio Turnover Rate	19%	13%	45%	18%	26%

Class T Shares

	Janus Global Allocation Fund - Growth
For a share outstanding during each year ended June 30	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$15.35	$13.25	$11.84	$12.54	$10.48
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.34(1)	0.22(1)	0.29	0.15	0.21
Net realized and unrealized gain/(loss)	(0.41)	2.39	1.37	(0.65)	2.04
Total from Investment Operations	(0.07)	2.61	1.66	(0.50)	2.25
Less Dividends and Distributions:
Dividends (from net investment income)	(0.31)	(0.26)	(0.25)	(0.20)	(0.19)
Distributions (from capital gains)	(0.46)	(0.25)	–	–	–
Total Dividends and Distributions	(0.77)	(0.51)	(0.25)	(0.20)	(0.19)
Net Asset Value, End of Period	$14.51	$15.35	$13.25	$11.84	$12.54
Total Return*	(0.36)%	19.93%	14.18%	(3.90)%	21.55%
Net Assets, End of Period (in thousands)	$23,231	$18,521	$11,935	$12,992	$12,451
Average Net Assets for the Period (in thousands)	$19,670	$14,295	$13,567	$12,693	$11,585
Ratios to Average Net Assets:
Ratio of Gross Expenses**(2)	0.37%	0.38%	0.36%	0.38%	0.35%
Ratio of Net Expenses (After Waivers and Expense Offsets)**(2)	0.37%	0.33%	0.30%	0.34%	0.35%
Ratio of Net Investment Income/(Loss)**(2)	2.29%	1.52%	1.88%	1.46%	1.62%
Portfolio Turnover Rate	19%	13%	45%	18%	26%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year.
(2)	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Investment Fund | 15

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Janus Global Allocation Fund – Growth (the “Fund”) is a series fund. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus funds (the “underlying funds”). The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven funds which include multiple series of shares, with differing investment objectives and policies. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

Underlying Funds
The Fund invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. The Fund has a target allocation, which is how the Fund’s investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which the Fund’s asset class allocations generally will vary over short-term periods. The Fund’s long-term expected average asset allocation is as follows: 75% to equity investments, 15% to fixed-income securities and money market instruments, and 10% to alternative investments. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Fund’s and underlying funds’ prospectuses. The Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to Fund shareholders.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
The Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

16 | JUNE 30, 2015

Valuation Inputs Summary
FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

The Fund classifies each of its investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities held by the underlying funds will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Any distributions from the underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each of the Funds in the Trust. Additionally, the Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Janus Investment Fund | 17

Notes to Financial Statements (continued)

Dividends and Distributions
The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

The underlying funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the underlying funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

	Average Daily
	Net Assets	Contractual Investment
Fund	of the Fund	Advisory Fee (%)

Janus Global Allocation Fund - Growth	All Asset Levels	0.05

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any expenses of an underlying fund (acquired fund fees and expenses), 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the transfer agency agreement, brokerage commissions, interest, dividends, taxes, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least November 1, 2015.

	New Expense	Previous Expense
	Limit (%)	Limit (%)
	(November 1, 2014	(until November 1,
Fund	to present)	2014)

Janus Global Allocation Fund - Growth	0.14	0.19

If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the transfer agency agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant

18 | JUNE 30, 2015

portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $580,523 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2015. The Fund’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2015 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2015 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $279,000 were paid by the Trust to a Trustee under the Deferred Plan during the year ended June 30, 2015.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2015 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Janus Investment Fund | 19

Notes to Financial Statements (continued)

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the year ended June 30, 2015, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Global Allocation Fund - Growth	$3,857

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the year ended June 30, 2015.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2015, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

Janus Global Allocation Fund - Growth	$487

3.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation and tax equalization.

	Undistributed	Undistributed		Loss Deferrals		Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Late-Year	Post-October	to Tax	Appreciation/
Fund	Income	Gains	Capital Losses	Ordinary Loss	Capital Loss	Differences	(Depreciation)

Janus Global Allocation Fund - Growth	$789,870	$20,628,574	$–	$–	$–	$(4,359)	$31,701,339

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Janus Global Allocation Fund - Growth	$240,460,043	$35,641,929	$(3,940,590)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2015

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Global Allocation Fund - Growth	$5,745,473	$8,499,849	$–	$–

For the year ended June 30, 2014

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Global Allocation Fund - Growth	$4,646,180	$4,557,214	$–	$–

20 | JUNE 30, 2015

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

	Increase/(Decrease)	Increase/(Decrease) to Undistributed Net	Increase/(Decrease) to Undistributed Net
Fund	to Capital	Investment Income/Loss	Realized Gain/Loss

Janus Global Allocation Fund - Growth	$996,707	$(236,641)	$(760,066)

Capital has been adjusted by $996,707, including $760,036 of long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

4.	Capital Share Transactions

	Janus Global
	Allocation Fund -
	Growth
For each year ended June 30	2015	2014

Transactions in Fund Shares – Class A Shares:
Shares sold	82,304	136,813
Reinvested dividends and distributions	15,049	7,869
Shares repurchased	(91,595)	(95,401)
Net Increase/(Decrease) in Fund Shares	5,758	49,281
Shares Outstanding, Beginning of Period	290,492	241,211
Shares Outstanding, End of Period	296,250	290,492
Transactions in Fund Shares – Class C Shares:
Shares sold	76,677	105,041
Reinvested dividends and distributions	16,305	8,704
Shares repurchased	(62,064)	(80,190)
Net Increase/(Decrease) in Fund Shares	30,918	33,555
Shares Outstanding, Beginning of Period	366,361	332,806
Shares Outstanding, End of Period	397,279	366,361
Transactions in Fund Shares – Class D Shares:
Shares sold	1,307,405	1,917,281
Reinvested dividends and distributions	856,609	563,319
Shares repurchased	(2,537,847)	(2,520,624)
Net Increase/(Decrease) in Fund Shares	(373,833)	(40,024)
Shares Outstanding, Beginning of Period	16,224,741	16,264,765
Shares Outstanding, End of Period	15,850,908	16,224,741
Transactions in Fund Shares – Class I Shares:
Shares sold	127,301	148,301
Reinvested dividends and distributions	20,951	12,856
Shares repurchased	(85,962)	(124,698)
Net Increase/(Decrease) in Fund Shares	62,290	36,459
Shares Outstanding, Beginning of Period	386,755	350,296
Shares Outstanding, End of Period	449,045	386,755
Transactions in Fund Shares – Class S Shares:
Shares sold	65,045	27,372
Reinvested dividends and distributions	7,546	4,022
Shares repurchased	(46,477)	(48,432)
Net Increase/(Decrease) in Fund Shares	26,114	(17,038)
Shares Outstanding, Beginning of Period	118,858	135,896
Shares Outstanding, End of Period	144,972	118,858

Janus Investment Fund | 21

Notes to Financial Statements (continued)

	Janus Global
	Allocation Fund -
	Growth
For each year ended June 30	2015	2014

Transactions in Fund Shares – Class T Shares:
Shares sold	809,079	688,523
Reinvested dividends and distributions	65,019	31,211
Shares repurchased	(479,818)	(413,727)
Net Increase/(Decrease) in Fund Shares	394,280	306,007
Shares Outstanding, Beginning of Period	1,206,649	900,642
Shares Outstanding, End of Period	1,600,929	1,206,649

5.	Purchases and Sales of Investment Securities

For the year ended June 30, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Global Allocation Fund - Growth	$62,303,554	$52,279,054	$–	$–

6.	Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2015 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

22 | JUNE 30, 2015

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders
of Janus Global Allocation Fund – Growth:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Global Allocation Fund – Growth (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) at June 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
August 13, 2015

Janus Investment Fund | 23

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service

24 | JUNE 30, 2015

providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the

Janus Investment Fund | 25

Additional Information (unaudited) (continued)

second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for

26 | JUNE 30, 2015

the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper

Janus Investment Fund | 27

Additional Information (unaudited) (continued)

quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

28 | JUNE 30, 2015

underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus

Janus Investment Fund | 29

Additional Information (unaudited) (continued)

Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also

30 | JUNE 30, 2015

noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that

Janus Investment Fund | 31

Additional Information (unaudited) (continued)

Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

32 | JUNE 30, 2015

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief

Janus Investment Fund | 33

Additional Information (unaudited) (continued)

that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

34 | JUNE 30, 2015

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2015. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will

Janus Investment Fund | 35

Useful Information About Your Fund Report (unaudited) (continued)

notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or

36 | JUNE 30, 2015

investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund | 37

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2015:

Capital Gain Distributions

Fund

Janus Global Allocation Fund - Growth	$9,259,885

Foreign Taxes Paid and Foreign Source Income

Fund	Foreign Taxes Paid	Foreign Source Income

Janus Global Allocation Fund - Growth	$221,805	$2,147,561

Dividends Received Deduction Percentage

Fund

Janus Global Allocation Fund - Growth	100%

Qualified Dividend Income Percentage

Fund

Janus Global Allocation Fund - Growth	100%

38 | JUNE 30, 2015

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 61 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Chief Executive Officer, Imprint Capital (impact investment firm) (since 2013), and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	61	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Janus Investment Fund | 39

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

					Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Managing Director, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	61	Director of MotiveQuest LLC (strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	61	Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

40 | JUNE 30, 2015

TRUSTEES (continued)

					Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	61	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	61	None

Janus Investment Fund | 41

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	61	Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

Trustee Consultant

Raudline Etienne* 151 Detroit Street Denver, CO 80206 DOB: 1965	Consultant	6/14-Present	Senior Vice President, Albright Stonebridge Group LLC (global strategy firm) (since 2011). Formerly, Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	N/A	Director of Brightwood Capital Advisors, LLC (since 2014).

*  Raudline Etienne was appointed consultant to the Trustees effective June 2, 2014. Shareholders of the Janus Funds are expected to be asked to elect Ms. Etienne as a Trustee at a future shareholder meeting.

42 | JUNE 30, 2015

OFFICERS

Principal Occupations During the
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Past Five Years

Ashwin Alankar 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Co-Portfolio Manager Janus Global Allocation Fund - Growth	9/14-Present	Senior Vice President and Head of Asset Allocation and Risk Management of Janus Capital and Portfolio Manager for other Janus accounts. Formerly, Co-Chief Investment Officer of AllianceBernstein’s Tail Risk Parity (2010-2014) and Partner and Portfolio Manager for Platinum Grove Asset Management (2003-2010).

Enrique Chang 151 Detroit Street Denver, CO 80206 DOB: 1962	Executive Vice President and Co-Portfolio Manager Janus Global Allocation Fund - Growth	1/14-Present	Chief Investment Officer Equities and Asset Allocation for Janus Capital and Portfolio Manager for other Janus accounts. During the five years prior to 2013, Mr. Chang was Chief Investment Officer and Executive
Vice President for American Century Investments.

Stephanie Grauerholz 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, Vice President and Assistant Secretary of Janus Distributors LLC, and Vice President of Janus Services LLC (since 2015).

Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present	President of Janus Capital Group Inc. and Janus Capital Management LLC (since 2013); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013), and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund | 43

Trustees and Officers (unaudited) (continued)

OFFICERS (continued)

Principal Occupations During the
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Past Five Years

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

44 | JUNE 30, 2015

Notes

Janus Investment Fund | 45

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0815-94030	125-02-93021 08-15

annual report
June 30, 2015

Janus Global Allocation Fund – Moderate

Janus Investment Fund

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Global Allocation Fund – Moderate

Janus Global Allocation Fund - Moderate (unaudited)

FUND SNAPSHOT
Broad, actively managed, global diversification allows flexibility to capture the best-performing asset classes regardless of geographies. In addition, we seek to dampen the fund’s overall volatility through the use of alternatives. This, coupled with access to Janus Capital Group’s innovative investment expertise and solutions, should provide superior risk-adjusted returns over the long term.
Enrique Chang co-portfolio manager	Ashwin Alankar co-portfolio manager

PERFORMANCE OVERVIEW

Janus Global Allocation Fund – Moderate’s Class T Shares returned -0.80% for the 12-month period ended June 30, 2015. This compares with a return of 0.71% for its primary benchmark, the MSCI All Country World Index, and a -2.42% return for its secondary benchmark, the Global Moderate Allocation Index, an internally calculated, hypothetical combination of total returns from the MSCI All Country World Index (60%) and the Barclays Global Aggregate Bond Index (40%).

MARKET ENVIRONMENT

The S&P 500 Index reached successive record highs during the period. An improving economic picture in the U.S. and a historically low interest rate environment were broadly supportive of U.S. equity markets. Japanese and European equity markets both enjoyed significant gains (in local currencies) during the period, helped by the introduction of accommodative monetary policies. While equity markets experienced gains, the march forward was not without volatility. Markets were volatile in October and December, due to fears about weak economic growth, and again in late June, due to concerns about the possibility of a Greek exit from the eurozone.

Commodities declined precipitously over the first half of the last 12 months, with the energy sector leading the decline. Strengthening dollar a slowdown in consumption from China all were the major catalysts for this decline, which put miners and the energy sector at risk. Within fixed income markets, the U.S. Treasury yield curve flattened during the period. Long-dated Treasury yields fell through the end of 2014 as strong U.S. economic growth suggested to investors that the Federal Reserve (Fed) would initiate rate hikes in 2015. Yields then retraced some of their losses as softer-than-expected economic data in the first part of 2015 diminished investor concern of breakout growth and stronger-than-expected inflation. High-yield and investment-grade credit spreads widened during the period amid a flood of new issuance. Shareholder-friendly activity, which may not be friendly to bondholders, also weighed on bond prices. Rates fell across the curve in the eurozone in anticipation of the European Central Bank (ECB) initiating quantitative easing (QE); the announcement of a larger-than-expected QE program then pushed rates down even further.

PERFORMANCE DISCUSSION

Janus Global Allocation Fund – Moderate invests across a broad set of Janus, INTECH and Perkins funds that span a wide range of global asset categories with a base allocation of 45% to 65% equity investments, 30% to 45% fixed income investments and 5% to 20% alternative investments that are rebalanced quarterly. The Fund is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on managing investment risk.

Janus Global Bond Fund was a large detractor from absolute performance due to its large position size within the fund and the weaker overall global bond market. Janus Overseas Fund was also a large detractor due in part to its exposure to emerging markets, which were weak during the period. Janus International Equity Fund was another top detractor, due in part to its large position size within the Fund and international markets registering negative performance during the year.

Our top absolute contributors were led by Janus Triton Fund, INTECH U.S. Managed Volatility Fund II (which merged with INTECH U.S. Managed Volatility Fund during the period) and Janus Forty Fund, which benefited from stronger U.S. markets during the period. It is worth noting that Janus Forty Fund also benefited from strong stock selection.

OUTLOOK

In recent weeks global markets have placed much emphasis on Greece’s debt issues, and also on the spillover effect that a sharp drop in Chinese equities could have on the country’s broader economy. We continue to monitor both situations, and do not take any potential

Janus Investment Fund | 1

Janus Global Allocation Fund - Moderate (unaudited)

source of market risk for granted. However, we believe the rest of Europe’s economy is generally improving, and that a potential Greek exit from the eurozone is unlikely to become a systemic risk. In China, the amount of leverage some investors have been using to buy equities is a concern and a deleveraging process could cause some short term pain, but we believe the Chinese government still has many tools at its disposal to support the economy and thwart a long-term crisis.

We believe the communication, timing and level of Fed interest rate hikes is a bigger potential risk that investors have become less focused on in recent weeks, but that should bear greater attention. Depending on how the Fed goes about its campaign to tighten monetary policy, it could cause assets to re-price quickly.

While each of these macroeconomic events could cause greater volatility in the days ahead, a more volatile market environment is a challenge we are willing to accept. With greater volatility, the greater the benefits of broad diversification across asset classes and risk factors. As such, we expect the value-add of our funds to be particularly attractive in a macro-economic backdrop where uncertainty is potentially lurking in many corners.

Thank you for investing in Janus Global Allocation Fund – Moderate.

2 | JUNE 30, 2015

(unaudited)

Janus Global Allocation Fund – Moderate (% of Net Assets)

As of June 30, 2015

Janus Global Bond Fund – Class N Shares	24.4%
Janus International Equity Fund – Class N Shares	12.2
Perkins Large Cap Value Fund – Class N Shares	9.0
INTECH U.S. Managed Volatility Fund(1) – Class N Shares	8.3
Janus Diversified Alternatives Fund – Class N Shares	7.6
INTECH International Managed Volatility Fund(2) – Class I Shares	7.3
Janus Adaptive Global Allocation Fund – Class N Shares	5.1
Janus Short-Term Bond Fund – Class N Shares	4.2
Janus Overseas Fund – Class N Shares	3.3
Janus Global Real Estate Fund – Class I Shares	2.8
Janus Triton Fund – Class N Shares	2.6
Janus Emerging Markets Fund – Class I Shares	2.3
Perkins Small Cap Value Fund – Class N Shares	2.2
Janus Fund – Class N Shares	1.8
Janus Forty Fund – Class N Shares	1.6
Janus Global Research Fund – Class I Shares	1.4
Janus Twenty Fund – Class D Shares	1.4
Janus Contrarian Fund – Class I Shares	1.2
Janus Global Select Fund – Class I Shares	1.0
Janus Asia Equity Fund – Class I Shares	0.3

(1)	Formerly named INTECH U.S. Value Fund.
(2)	Formerly named INTECH International Fund.

Janus Global Allocation Fund - Moderate At A Glance

Asset Allocation – (% of Net Assets)
As of June 30, 2015

Janus Investment Fund | 3

Janus Global Allocation Fund - Moderate (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2015				Expense Ratios – per the October 28, 2014 prospectuses
	One	Five	Since	Total Annual Fund
	Year	Year	Inception*	Operating Expenses

Janus Global Allocation Fund – Moderate – Class A Shares

NAV	–0.87%	8.45%	6.60%	1.16%

MOP	–6.56%	7.17%	5.94%

Janus Global Allocation Fund – Moderate – Class C Shares

NAV	–1.58%	7.64%	5.81%	1.95%

CDSC	–2.52%	7.64%	5.81%

Janus Global Allocation Fund – Moderate – Class D Shares(1)	–0.71%	8.65%	6.79%	0.99%

Janus Global Allocation Fund – Moderate – Class I Shares	–0.65%	8.71%	6.74%	0.95%

Janus Global Allocation Fund – Moderate – Class S Shares	–1.03%	8.27%	6.37%	1.34%

Janus Global Allocation Fund – Moderate – Class T Shares	–0.80%	8.55%	6.74%	1.09%

MSCI All Country World IndexSM	0.71%	11.93%	5.57%

Global Moderate Allocation Index	–2.42%	8.06%	5.22%

Morningstar Quartile – Class T Shares	2nd	2nd	1st

Morningstar Ranking – based on total returns for World Allocation Funds	223/571	171/384	50/296

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

See important disclosures on the next page.

4 | JUNE 30, 2015

(unaudited)

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Performance of the Janus Global Allocation Funds depends on that of the underlying funds. They are subject to the volatility of the financial markets. Because Janus Capital is the adviser to the Fund and to the underlying affiliated funds held within the Fund, it is subject to certain potential conflicts of interest.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2015 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

Effective September 1, 2014, Enrique Chang and Ashwin Alankar are Co-Portfolio Managers of the Fund.

*	The Fund’s inception date – December 30, 2005
(1)	Closed to certain new investors.

Janus Investment Fund | 5

Janus Global Allocation Fund - Moderate (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/15)	(6/30/15)	(1/1/15 - 6/30/15)†	(1/1/15)	(6/30/15)	(1/1/15 - 6/30/15)†	(1/1/15 - 6/30/15)

Class A Shares	$1,000.00	$1,010.50	$2.24	$1,000.00	$1,022.56	$2.26	0.45%

Class C Shares	$1,000.00	$1,007.60	$5.92	$1,000.00	$1,018.89	$5.96	1.19%

Class D Shares	$1,000.00	$1,011.90	$1.35	$1,000.00	$1,023.46	$1.35	0.27%

Class I Shares	$1,000.00	$1,011.90	$1.05	$1,000.00	$1,023.75	$1.05	0.21%

Class S Shares	$1,000.00	$1,009.80	$3.04	$1,000.00	$1,021.77	$3.06	0.61%

Class T Shares	$1,000.00	$1,011.20	$1.80	$1,000.00	$1,023.01	$1.81	0.36%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6 | JUNE 30, 2015

Janus Global Allocation Fund - Moderate

Schedule of Investments

As of June 30, 2015

Shares		Value
Investment Companies£ – 100.0%
Alternative Funds – 7.6%
2,376,614	Janus Diversified Alternatives Fund – Class N Shares	$23,861,204

		23,861,204
Equity Funds – 63.8%
2,839,590	INTECH International Managed Volatility Fund – Class I Shares(1)	22,716,716
2,882,851	INTECH U.S. Managed Volatility Fund – Class N Shares(2)	25,916,834
1,617,902	Janus Adaptive Global Allocation Fund – Class N Shares*	15,693,649
83,304	Janus Asia Equity Fund – Class I Shares	859,700
179,513	Janus Contrarian Fund – Class I Shares	3,697,960
846,649	Janus Emerging Markets Fund – Class I Shares	7,298,117
148,297	Janus Forty Fund – Class N Shares	4,899,746
142,892	Janus Fund – Class N Shares	5,589,945
766,279	Janus Global Real Estate Fund – Class I Shares	8,643,626
63,364	Janus Global Research Fund – Class I Shares	4,287,835
218,307	Janus Global Select Fund – Class I Shares	3,097,773
2,940,627	Janus International Equity Fund – Class N Shares	37,757,645
310,432	Janus Overseas Fund – Class N Shares	10,324,960
321,277	Janus Triton Fund – Class N Shares	8,192,552
71,594	Janus Twenty Fund – Class D Shares	4,233,368
1,738,462	Perkins Large Cap Value Fund – Class N Shares	28,041,397
313,138	Perkins Small Cap Value Fund – Class N Shares	6,967,329

		198,219,152
Fixed Income Funds – 28.6%
7,917,852	Janus Global Bond Fund – Class N Shares	75,853,021
4,264,929	Janus Short-Term Bond Fund – Class N Shares	12,965,385

		88,818,406

Total Investments (total cost $282,942,338) – 100.0%		310,898,762

Liabilities, net of Cash, Receivables and Other Assets – (0)%		(131,839)

Net Assets – 100%		$310,766,923

(1)	Formerly named INTECH International Fund.
(2)	Formerly named INTECH U.S. Value Fund.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 7

Notes to Schedule of Investments and Other Information

Barclays Global Aggregate Bond Index	A broad-based measure of the global investment grade fixed-rate debt markets.

Global Moderate Allocation Index	An internally calculated, hypothetical combination of total returns from the MSCI All Country World IndexSM (60%) and Barclays Global Aggregate Bond Index (40%).

MSCI All Country World IndexSM	An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

S&P 500® Index	Measures broad U.S. equity performance.

*	Non-income producing security.

£	The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended June 30, 2015. Unless otherwise indicated, all information in the table is for the year ended June 30, 2015.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/14	Purchases	Sales	at 6/30/15	Gain/(Loss)	Income	at 6/30/15

Janus Global Allocation Fund – Moderate
INTECH International Managed Volatility Fund(1) – Class I Shares	2,592,091	522,699	(275,200)	2,839,590	$(134,419)	$561,410	$22,716,716
INTECH U.S. Managed Volatility Fund(2) – Class I Shares	2,064,085	22,025	(2,086,110)	–	187,480	–	–
INTECH U.S. Managed Volatility Fund(2) – Class N Shares	–	3,977,684	(1,094,833)	2,882,851	5,094,665	1,436,997	25,916,834
INTECH U.S. Managed Volatility Fund II(3) – Class I Shares	667,891	27,732	(695,623)	–	704,513	155,881	–
Janus Adaptive Global Allocation Fund – Class N Shares	–	1,619,772	(1,870)	1,617,902	(12)	–	15,693,649
Janus Asia Equity Fund – Class I Shares	86,786	12,458	(15,940)	83,304	8,362	49,163	859,700
Janus Contrarian Fund – Class I Shares	168,789	25,249	(14,525)	179,513	29,237	34,661	3,697,960
Janus Diversified Alternatives Fund – Class N Shares	2,514,382	146,605	(284,373)	2,376,614	29,395	12,140	23,861,204
Janus Emerging Markets Fund – Class I Shares	774,837	165,547	(93,735)	846,649	(32,608)	135,195	7,298,117
Janus Forty Fund – Class N Shares	100,365	66,520	(18,588)	148,297	(172,802)	82,274	4,899,746
Janus Fund – Class N Shares	125,171	33,208	(15,487)	142,892	121,812	93,116	5,589,945
Janus Global Bond Fund – Class N Shares	8,263,367	1,037,984	(1,383,499)	7,917,852	(462,556)	4,572,595	75,853,021
Janus Global Real Estate Fund – Class I Shares	784,130	65,693	(83,544)	766,279	34,891	199,671	8,643,626
Janus Global Research Fund – Class I Shares	164,028	8,339	(109,003)	63,364	1,684,486	117,097	4,287,835
Janus Global Select Fund – Class I Shares	568,505	25,534	(375,732)	218,307	1,179,014	62,628	3,097,773
Janus International Equity Fund – Class N Shares	2,906,246	333,726	(299,345)	2,940,627	40,863	847,201	37,757,645
Janus Overseas Fund – Class N Shares	343,169	18,911	(51,648)	310,432	(249,733)	134,164	10,324,960
Janus Short-Term Bond Fund – Class N Shares	3,874,419	915,247	(524,737)	4,264,929	(10,536)	198,503	12,965,385
Janus Triton Fund – Class N Shares	304,490	43,129	(26,342)	321,277	26,575	47,548	8,192,552
Janus Twenty Fund – Class D Shares	67,990	13,834	(10,230)	71,594	72,787	63,755	4,233,368
Perkins Large Cap Value Fund – Class N Shares	1,033,000	917,168	(211,706)	1,738,462	83,544	548,992	28,041,397
Perkins Small Cap Value Fund – Class N Shares	257,500	83,593	(27,955)	313,138	(54,212)	399,332	6,967,329

Total					$8,180,746	$9,752,323	$310,898,762

(1)	Formerly named INTECH International Fund.
(2)	Formerly named INTECH U.S. Value Fund.
(3)	Formerly named INTECH U.S. Growth Fund.

8 | JUNE 30, 2015

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2015. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2015)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Global Allocation Fund – Moderate
Assets
Investments in Securities:
Investment Companies
Alternative Funds	$23,861,204	$–	$–
Equity Funds	198,219,152	–	–
Fixed Income Funds	88,818,406	–	–

Total Assets	$310,898,762	$–	$–

Janus Investment Fund | 9

Statement of Assets and Liabilities

Janus Global
As of June 30, 2015	Allocation Fund - Moderate

Assets:
Investments, at cost	$282,942,338
Affiliated investments, at value	310,898,762
Non-interested Trustees’ deferred compensation	6,213
Receivables:
Investments sold	46,183
Fund shares sold	124,605
Dividends from affiliates	17,806
Total Assets	311,093,569
Liabilities:
Payables:
Fund shares repurchased	144,311
Advisory fees	12,985
Transfer agent fees and expenses	57,942
12b-1 Distribution and shareholder servicing fees	40,325
Non-interested Trustees’ fees and expenses	2,044
Non-interested Trustees’ deferred compensation fees	6,213
Accrued expenses and other payables	62,826
Total Liabilities	326,646
Net Assets	$310,766,923
Net Assets Consist of:
Capital (par value and paid-in surplus)	$263,270,173
Undistributed net investment income/(loss)	1,132,617
Undistributed net realized gain/(loss) from investments	18,406,460
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	27,957,673
Total Net Assets	$310,766,923
Net Assets - Class A Shares	$14,913,172
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,105,481
Net Asset Value Per Share(1)	$13.49
Maximum Offering Price Per Share(2)	$14.31
Net Assets - Class C Shares	$11,647,581
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	876,683
Net Asset Value Per Share(1)	$13.29
Net Assets - Class D Shares	$251,092,074
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	18,503,795
Net Asset Value Per Share	$13.57
Net Assets - Class I Shares	$4,683,996
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	345,181
Net Asset Value Per Share	$13.57
Net Assets - Class S Shares	$3,233,547
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	241,292
Net Asset Value Per Share	$13.40
Net Assets - Class T Shares	$25,196,553
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,861,904
Net Asset Value Per Share	$13.53

(1)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(2)	Maximum offering price is computed at 100/94.25 of net asset value.
See Notes to Financial Statements.

10 | JUNE 30, 2015

Statement of Operations

Janus Global
For the year ended June 30, 2015	Allocation Fund - Moderate

Investment Income:
Dividends from affiliates	$9,752,323
Total Investment Income	9,752,323
Expenses:
Advisory fees	161,340
12b-1 Distribution and shareholder servicing fees:
Class A Shares	34,854
Class C Shares	111,463
Class S Shares	7,543
Transfer agent administrative fees and expenses:
Class D Shares	317,250
Class S Shares	7,543
Class T Shares	61,685
Transfer agent networking and omnibus fees:
Class A Shares	9,812
Class C Shares	8,160
Class I Shares	5,132
Other transfer agent fees and expenses:
Class A Shares	1,643
Class C Shares	1,669
Class D Shares	50,336
Class I Shares	217
Class S Shares	41
Class T Shares	611
Shareholder reports expense	58,909
Registration fees	105,675
Professional fees	53,028
Non-interested Trustees’ fees and expenses	7,127
Other expenses	7,254
Total Expenses	1,011,292
Net Expenses	1,011,292
Net Investment Income/(Loss)	8,741,030
Net Realized Gain/(Loss) on Investments:
Investments in affiliates	8,180,746
Capital gain distributions from underlying funds	14,842,522
Total Net Realized Gain/(Loss) on Investments	23,023,268
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	(34,183,369)
Total Change in Unrealized Net Appreciation/Depreciation	(34,183,369)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(2,419,071)

See Notes to Financial Statements.

Janus Investment Fund | 11

Statements of Changes in Net Assets

	Janus Global
	Allocation Fund - Moderate
For each year ended June 30	2015	2014

Operations:
Net investment income/(loss)	$8,741,030	$5,357,493
Net realized gain/(loss) from investments in affiliates	23,023,268	9,214,193
Change in unrealized net appreciation/depreciation	(34,183,369)	33,691,035
Net Increase/(Decrease) in Net Assets Resulting from Operations	(2,419,071)	48,262,721
Dividends and Distributions to Shareholders:
Net Investment Income
Class A Shares	(366,391)	(157,062)
Class C Shares	(183,738)	(91,118)
Class D Shares	(6,542,960)	(4,641,655)
Class I Shares	(145,598)	(107,987)
Class S Shares	(64,777)	(38,709)
Class T Shares	(626,732)	(360,310)
Net Realized Gain from Investment Transactions
Class A Shares	(359,972)	(106,353)
Class C Shares	(262,309)	(111,526)
Class D Shares	(6,226,887)	(2,907,792)
Class I Shares	(135,007)	(65,839)
Class S Shares	(70,021)	(30,951)
Class T Shares	(601,152)	(228,916)
Net Decrease from Dividends and Distributions to Shareholders	(15,585,544)	(8,848,218)
Capital Share Transactions:
Shares Sold
Class A Shares	5,803,532	3,708,140
Class C Shares	3,038,977	2,564,930
Class D Shares	20,497,710	29,937,398
Class I Shares	1,326,529	1,616,228
Class S Shares	980,132	706,319
Class T Shares	14,991,410	10,004,788
Reinvested Dividends and Distributions
Class A Shares	617,695	254,958
Class C Shares	400,307	183,001
Class D Shares	12,666,586	7,494,648
Class I Shares	276,081	169,055
Class S Shares	134,798	69,660
Class T Shares	1,199,717	579,642
Shares Repurchased
Class A Shares	(2,307,243)	(2,545,907)
Class C Shares	(2,259,263)	(2,392,841)
Class D Shares	(43,534,951)	(41,693,706)
Class I Shares	(2,002,963)	(2,537,755)
Class S Shares	(290,029)	(1,703,313)
Class T Shares	(12,815,646)	(7,221,950)
Net Increase/(Decrease) from Capital Share Transactions	(1,276,621)	(806,705)
Net Increase/(Decrease) in Net Assets	(19,281,236)	38,607,798
Net Assets:
Beginning of period	330,048,159	291,440,361
End of period	$310,766,923	$330,048,159

Undistributed Net Investment Income/(Loss)	$1,132,617	$683,838

See Notes to Financial Statements.

12 | JUNE 30, 2015

Financial Highlights

Class A Shares

	Janus Global Allocation Fund - Moderate
For a share outstanding during each year ended June 30	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$14.29	$12.58	$12.21	$12.57	$10.95
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.37(1)	0.21(1)	0.32	0.24	0.34
Net realized and unrealized gain/(loss)	(0.50)	1.88	0.97	(0.31)	1.58
Total from Investment Operations	(0.13)	2.09	1.29	(0.07)	1.92
Less Dividends and Distributions:
Dividends (from net investment income)	(0.34)	(0.23)	(0.31)	(0.29)	(0.30)
Distributions (from capital gains)	(0.33)	(0.15)	(0.61)	–	–
Total Dividends and Distributions	(0.67)	(0.38)	(0.92)	(0.29)	(0.30)
Net Asset Value, End of Period	$13.49	$14.29	$12.58	$12.21	$12.57
Total Return*	(0.87)%	16.79%	10.67%	(0.41)%	17.59%
Net Assets, End of Period (in thousands)	$14,913	$11,593	$8,913	$5,720	$5,498
Average Net Assets for the Period (in thousands)	$13,942	$9,885	$6,850	$5,484	$3,818
Ratios to Average Net Assets:
Ratio of Gross Expenses**(2)	0.44%	0.43%	0.41%	0.42%	0.50%
Ratio of Net Expenses (After Waivers and Expense Offsets)**(2)	0.44%	0.43%	0.41%	0.42%	0.50%
Ratio of Net Investment Income/(Loss)**(2)	2.71%	1.53%	1.97%	1.98%	2.88%
Portfolio Turnover Rate	21%	11%	64%	18%	15%

Class C Shares

	Janus Global Allocation Fund - Moderate
For a share outstanding during each year ended June 30	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$14.08	$12.40	$12.02	$12.46	$10.88
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.24(1)	0.11(1)	0.18	0.15	0.26
Net realized and unrealized gain/(loss)	(0.47)	1.85	0.99	(0.32)	1.57
Total from Investment Operations	(0.23)	1.96	1.17	(0.17)	1.83
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.13)	(0.18)	(0.27)	(0.25)
Distributions (from capital gains)	(0.33)	(0.15)	(0.61)	–	–
Total Dividends and Distributions	(0.56)	(0.28)	(0.79)	(0.27)	(0.25)
Net Asset Value, End of Period	$13.29	$14.08	$12.40	$12.02	$12.46
Total Return*	(1.58)%	15.92%	9.78%	(1.27)%	16.86%
Net Assets, End of Period (in thousands)	$11,648	$11,120	$9,480	$8,397	$7,572
Average Net Assets for the Period (in thousands)	$11,146	$10,017	$8,442	$7,945	$5,021
Ratios to Average Net Assets:
Ratio of Gross Expenses**(2)	1.20%	1.14%	1.18%	1.26%	1.16%
Ratio of Net Expenses (After Waivers and Expense Offsets)**(2)	1.20%	1.14%	1.18%	1.26%	1.16%
Ratio of Net Investment Income/(Loss)**(2)	1.76%	0.86%	1.23%	1.10%	1.85%
Portfolio Turnover Rate	21%	11%	64%	18%	15%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year.
(2)	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Investment Fund | 13

Financial Highlights  (continued)

Class D Shares

	Janus Global Allocation Fund - Moderate
For a share outstanding during each year ended June 30	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$14.36	$12.63	$12.27	$12.62	$10.96
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.38(1)	0.24(1)	0.30	0.26	0.34
Net realized and unrealized gain/(loss)	(0.49)	1.89	1.00	(0.31)	1.62
Total from Investment Operations	(0.11)	2.13	1.30	(0.05)	1.96
Less Dividends and Distributions:
Dividends (from net investment income)	(0.35)	(0.25)	(0.33)	(0.30)	(0.30)
Distributions (from capital gains)	(0.33)	(0.15)	(0.61)	–	–
Total Dividends and Distributions	(0.68)	(0.40)	(0.94)	(0.30)	(0.30)
Net Asset Value, End of Period	$13.57	$14.36	$12.63	$12.27	$12.62
Total Return*	(0.71)%	17.04%	10.71%	(0.27)%	18.00%
Net Assets, End of Period (in thousands)	$251,092	$276,135	$247,153	$228,415	$238,030
Average Net Assets for the Period (in thousands)	$264,375	$261,560	$241,398	$224,382	$216,280
Ratios to Average Net Assets:
Ratio of Gross Expenses**(2)	0.26%	0.26%	0.25%	0.26%	0.25%
Ratio of Net Expenses (After Waivers and Expense Offsets)**(2)	0.26%	0.26%	0.25%	0.26%	0.25%
Ratio of Net Investment Income/(Loss)**(2)	2.75%	1.77%	2.24%	2.10%	2.83%
Portfolio Turnover Rate	21%	11%	64%	18%	15%

Class I Shares

	Janus Global Allocation Fund - Moderate
For a share outstanding during each year ended June 30	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$14.36	$12.63	$12.27	$12.60	$10.96
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.40(1)	0.26(1)	0.31	0.26	0.34
Net realized and unrealized gain/(loss)	(0.50)	1.87	1.00	(0.29)	1.61
Total from Investment Operations	(0.10)	2.13	1.31	(0.03)	1.95
Less Dividends and Distributions:
Dividends (from net investment income)	(0.36)	(0.25)	(0.34)	(0.30)	(0.31)
Distributions (from capital gains)	(0.33)	(0.15)	(0.61)	–	–
Total Dividends and Distributions	(0.69)	(0.40)	(0.95)	(0.30)	(0.31)
Net Asset Value, End of Period	$13.57	$14.36	$12.63	$12.27	$12.60
Total Return*	(0.65)%	17.10%	10.80%	(0.12)%	17.91%
Net Assets, End of Period (in thousands)	$4,684	$5,384	$5,441	$5,640	$4,510
Average Net Assets for the Period (in thousands)	$5,525	$5,595	$5,730	$5,003	$3,130
Ratios to Average Net Assets:
Ratio of Gross Expenses**(2)	0.20%	0.22%	0.18%	0.17%	0.17%
Ratio of Net Expenses (After Waivers and Expense Offsets)**(2)	0.20%	0.22%	0.18%	0.17%	0.17%
Ratio of Net Investment Income/(Loss)**(2)	2.86%	1.89%	2.38%	2.18%	2.56%
Portfolio Turnover Rate	21%	11%	64%	18%	15%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year.
(2)	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

14 | JUNE 30, 2015

Class S Shares

	Janus Global Allocation Fund - Moderate
For a share outstanding during each year ended June 30	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$14.19	$12.49	$12.14	$12.52	$10.91
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.32(1)	0.19(1)	0.29	0.24	0.29
Net realized and unrealized gain/(loss)	(0.47)	1.85	0.97	(0.34)	1.62
Total from Investment Operations	(0.15)	2.04	1.26	(0.10)	1.91
Less Dividends and Distributions:
Dividends (from net investment income)	(0.31)	(0.19)	(0.30)	(0.28)	(0.30)
Distributions (from capital gains)	(0.33)	(0.15)	(0.61)	–	–
Total Dividends and Distributions	(0.64)	(0.34)	(0.91)	(0.28)	(0.30)
Net Asset Value, End of Period	$13.40	$14.19	$12.49	$12.14	$12.52
Total Return*	(1.03)%	16.53%	10.44%	(0.64)%	17.56%
Net Assets, End of Period (in thousands)	$3,234	$2,580	$3,139	$1,595	$416
Average Net Assets for the Period (in thousands)	$3,017	$2,839	$2,429	$1,042	$374
Ratios to Average Net Assets:
Ratio of Gross Expenses**(2)	0.61%	0.61%	0.60%	0.60%	0.64%
Ratio of Net Expenses (After Waivers and Expense Offsets)**(2)	0.61%	0.60%	0.60%	0.60%	0.64%
Ratio of Net Investment Income/(Loss)**(2)	2.31%	1.40%	1.88%	1.88%	2.92%
Portfolio Turnover Rate	21%	11%	64%	18%	15%

Class T Shares

	Janus Global Allocation Fund - Moderate
For a share outstanding during each year ended June 30	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$14.33	$12.61	$12.25	$12.60	$10.95
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.37(1)	0.23(1)	0.27	0.32	0.11
Net realized and unrealized gain/(loss)	(0.49)	1.88	1.03	(0.38)	1.84
Total from Investment Operations	(0.12)	2.11	1.30	(0.06)	1.95
Less Dividends and Distributions:
Dividends (from net investment income)	(0.35)	(0.24)	(0.33)	(0.29)	(0.30)
Distributions (from capital gains)	(0.33)	(0.15)	(0.61)	–	–
Total Dividends and Distributions	(0.68)	(0.39)	(0.94)	(0.29)	(0.30)
Net Asset Value, End of Period	$13.53	$14.33	$12.61	$12.25	$12.60
Total Return*	(0.80)%	16.96%	10.67%	(0.33)%	17.89%
Net Assets, End of Period (in thousands)	$25,197	$23,236	$17,314	$15,651	$20,254
Average Net Assets for the Period (in thousands)	$24,674	$20,305	$15,843	$19,099	$16,051
Ratios to Average Net Assets:
Ratio of Gross Expenses**(2)	0.36%	0.36%	0.35%	0.36%	0.35%
Ratio of Net Expenses (After Waivers and Expense Offsets)**(2)	0.36%	0.30%	0.30%	0.31%	0.35%
Ratio of Net Investment Income/(Loss)**(2)	2.69%	1.72%	2.15%	2.12%	2.88%
Portfolio Turnover Rate	21%	11%	64%	18%	15%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year.
(2)	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Investment Fund | 15

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Janus Global Allocation Fund – Moderate (the “Fund”) is a series fund. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus funds (the “underlying funds”). The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven funds which include multiple series of shares, with differing investment objectives and policies. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

Underlying Funds
The Fund invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. The Fund has a target allocation, which is how the Fund’s investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which the Fund’s asset class allocations generally will vary over short-term periods. The Fund’s long-term expected average asset allocation is as follows: 55% to equity investments, 35% to fixed-income securities and money market instruments, and 10% to alternative investments. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Fund’s and underlying funds’ prospectuses. The Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to Fund shareholders.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
The Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

16 | JUNE 30, 2015

Valuation Inputs Summary
FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

The Fund classifies each of its investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities held by the underlying funds will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Any distributions from the underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each of the Funds in the Trust. Additionally, the Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Janus Investment Fund | 17

Notes to Financial Statements (continued)

Dividends and Distributions
The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

The underlying funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the underlying funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

	Average Daily
	Net Assets	Contractual Investment
Fund	of the Fund	Advisory Fee (%)

Janus Global Allocation Fund - Moderate	All Asset Levels	0.05

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any expenses of an underlying fund (acquired fund fees and expenses), 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the transfer agency agreement, brokerage commissions, interest, dividends, taxes, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least November 1, 2015.

Expense
Fund	Limit (%)

Janus Global Allocation Fund - Moderate	0.19

If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the transfer agency agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial

18 | JUNE 30, 2015

advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $580,523 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2015. The Fund’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2015 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2015 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $279,000 were paid by the Trust to a Trustee under the Deferred Plan during the year ended June 30, 2015.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2015 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Janus Investment Fund | 19

Notes to Financial Statements (continued)

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the year ended June 30, 2015, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Global Allocation Fund - Moderate	$10,312

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the year ended June 30, 2015.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2015, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

Janus Global Allocation Fund - Moderate	$1,164

3.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation and tax equalization.

	Undistributed	Undistributed		Loss Deferrals		Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Late-Year	Post-October	to Tax	Appreciation/
Fund	Income	Gains	Capital Losses	Ordinary Loss	Capital Loss	Differences	(Depreciation)

Janus Global Allocation Fund - Moderate	$1,138,830	$20,576,342	$–	$–	$–	$(4,965)	$25,786,543

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Janus Global Allocation Fund - Moderate	$285,112,219	$31,980,462	$(6,193,919)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2015

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Global Allocation Fund - Moderate	$7,930,093	$7,655,451	$–	$–

For the year ended June 30, 2014

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Global Allocation Fund - Moderate	$5,396,840	$3,451,377	$–	$–

20 | JUNE 30, 2015

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

	Increase/(Decrease)	Increase/(Decrease) to Undistributed Net	Increase/(Decrease) to Undistributed Net
Fund	to Capital	Investment Income/Loss	Realized Gain/Loss

Janus Global Allocation Fund - Moderate	$1,251,573	$(362,055)	$(889,518)

Capital has been adjusted by $1,251,573, including $889,413 of long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

4.	Capital Share Transactions

	Janus Global Allocation Fund -
	Moderate
For each year ended June 30	2015	2014

Transactions in Fund Shares – Class A Shares:
Shares sold	416,046	274,412
Reinvested dividends and distributions	45,994	18,858
Shares repurchased	(167,795)	(190,575)
Net Increase/(Decrease) in Fund Shares	294,245	102,695
Shares Outstanding, Beginning of Period	811,236	708,541
Shares Outstanding, End of Period	1,105,481	811,236
Transactions in Fund Shares – Class C Shares:
Shares sold	223,423	192,519
Reinvested dividends and distributions	30,166	13,687
Shares repurchased	(166,612)	(181,255)
Net Increase/(Decrease) in Fund Shares	86,977	24,951
Shares Outstanding, Beginning of Period	789,706	764,755
Shares Outstanding, End of Period	876,683	789,706
Transactions in Fund Shares – Class D Shares:
Shares sold	1,478,785	2,204,196
Reinvested dividends and distributions	938,961	551,889
Shares repurchased	(3,146,451)	(3,087,529)
Net Increase/(Decrease) in Fund Shares	(728,705)	(331,444)
Shares Outstanding, Beginning of Period	19,232,500	19,563,944
Shares Outstanding, End of Period	18,503,795	19,232,500
Transactions in Fund Shares – Class I Shares:
Shares sold	94,818	119,773
Reinvested dividends and distributions	20,466	12,458
Shares repurchased	(145,092)	(187,869)
Net Increase/(Decrease) in Fund Shares	(29,808)	(55,638)
Shares Outstanding, Beginning of Period	374,989	430,627
Shares Outstanding, End of Period	345,181	374,989
Transactions in Fund Shares – Class S Shares:
Shares sold	70,315	52,535
Reinvested dividends and distributions	10,097	5,183
Shares repurchased	(20,883)	(127,344)
Net Increase/(Decrease) in Fund Shares	59,529	(69,626)
Shares Outstanding, Beginning of Period	181,763	251,389
Shares Outstanding, End of Period	241,292	181,763

Janus Investment Fund | 21

Notes to Financial Statements (continued)

	Janus Global Allocation Fund -
	Moderate
For each year ended June 30	2015	2014

Transactions in Fund Shares – Class T Shares:
Shares sold	1,084,719	737,969
Reinvested dividends and distributions	89,132	42,778
Shares repurchased	(933,237)	(532,129)
Net Increase/(Decrease) in Fund Shares	240,614	248,618
Shares Outstanding, Beginning of Period	1,621,290	1,372,672
Shares Outstanding, End of Period	1,861,904	1,621,290

5.	Purchases and Sales of Investment Securities

For the year ended June 30, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Global Allocation Fund - Moderate	$72,880,255	$66,143,150	$–	$–

6.	Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2015 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

22 | JUNE 30, 2015

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders
of Janus Global Allocation Fund – Moderate:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Global Allocation Fund – Moderate (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) at June 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
August 13, 2015

Janus Investment Fund | 23

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service

24 | JUNE 30, 2015

providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the

Janus Investment Fund | 25

Additional Information (unaudited) (continued)

second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for

26 | JUNE 30, 2015

the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper

Janus Investment Fund | 27

Additional Information (unaudited) (continued)

quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

28 | JUNE 30, 2015

underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus

Janus Investment Fund | 29

Additional Information (unaudited) (continued)

Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also

30 | JUNE 30, 2015

noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that

Janus Investment Fund | 31

Additional Information (unaudited) (continued)

Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

32 | JUNE 30, 2015

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief

Janus Investment Fund | 33

Additional Information (unaudited) (continued)

that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

34 | JUNE 30, 2015

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2015. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will

Janus Investment Fund | 35

Useful Information About Your Fund Report (unaudited) (continued)

notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or

36 | JUNE 30, 2015

investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund | 37

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2015:

Capital Gain Distributions

Fund

Janus Global Allocation Fund - Moderate	$8,544,864

Foreign Taxes Paid and Foreign Source Income

Fund	Foreign Taxes Paid	Foreign Source Income

Janus Global Allocation Fund - Moderate	$195,413	$1,898,188

Dividends Received Deduction Percentage

Fund

Janus Global Allocation Fund - Moderate	100%

Qualified Dividend Income Percentage

Fund

Janus Global Allocation Fund - Moderate	100%

38 | JUNE 30, 2015

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 61 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Chief Executive Officer, Imprint Capital (impact investment firm) (since 2013), and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	61	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Janus Investment Fund | 39

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

					Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Managing Director, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	61	Director of MotiveQuest LLC (strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	61	Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

40 | JUNE 30, 2015

TRUSTEES (continued)

					Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	61	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	61	None

Janus Investment Fund | 41

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	61	Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

Trustee Consultant

Raudline Etienne* 151 Detroit Street Denver, CO 80206 DOB: 1965	Consultant	6/14-Present	Senior Vice President, Albright Stonebridge Group LLC (global strategy firm) (since 2011). Formerly, Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	N/A	Director of Brightwood Capital Advisors, LLC (since 2014).

*  Raudline Etienne was appointed consultant to the Trustees effective June 2, 2014. Shareholders of the Janus Funds are expected to be asked to elect Ms. Etienne as a Trustee at a future shareholder meeting.

42 | JUNE 30, 2015

OFFICERS

Principal Occupations During the
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Past Five Years

Ashwin Alankar 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Co-Portfolio Manager Janus Global Allocation Fund - Moderate	9/14-Present	Senior Vice President and Head of Asset Allocation and Risk Management of Janus Capital and Portfolio Manager for other Janus accounts. Formerly, Co-Chief Investment Officer of AllianceBernstein’s Tail Risk Parity (2010-2014) and Partner and Portfolio Manager for Platinum Grove Asset Management (2003-2010).

Enrique Chang 151 Detroit Street Denver, CO 80206 DOB: 1962	Executive Vice President and Co-Portfolio Manager Janus Global Allocation Fund - Moderate	1/14-Present	Chief Investment Officer Equities and Asset Allocation for Janus Capital and Portfolio Manager for other Janus accounts. During the five years prior to 2013, Mr. Chang was Chief Investment Officer and Executive
Vice President for American Century Investments.

Stephanie Grauerholz 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, Vice President and Assistant Secretary of Janus Distributors LLC, and Vice President of Janus Services LLC (since 2015).

Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present	President of Janus Capital Group Inc. and Janus Capital Management LLC (since 2013); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013), and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund | 43

Trustees and Officers (unaudited) (continued)

OFFICERS (continued)

Principal Occupations During the
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Past Five Years

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

44 | JUNE 30, 2015

Notes

Janus Investment Fund | 45

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0815-93829	125-02-93022 08-15

annual report
June 30, 2015

Janus Government Money Market Fund

Janus Investment Fund

            Janus Government Money Market Fund

Janus Government Money Market Fund (unaudited)

Eric Thorderson portfolio manager
Janus Government Money Market Fund

Average Annual Total Return
For the periods ended June 30, 2015
Class D Shares(1)
1 Year	0.00%
5 Year	0.00%
10 Year	1.25%
Since Inception (February 14, 1995)	2.47%
Class T Shares
1 Year	0.00%
5 Year	0.00%
10 Year	1.25%
Since Inception (February 14, 1995)	2.47%

Seven-Day Current Yield
Class D Shares(1)
With Reimbursement	0.00%
Without Reimbursement	-0.48%
Class T Shares
With Reimbursement	0.00%
Without Reimbursement	-0.50%
Expense Ratios
Per the October 28, 2014 prospectuses
Class D Shares(1)
Total Annual Fund Operating Expenses	0.68%
Class T Shares
Total Annual Fund Operating Expenses	0.70%

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Janus Capital has voluntarily agreed to waive one-half of its investment advisory fee and such additional fees to the extent necessary to assist the Fund in attempting to maintain a yield of at least 0.00%. Such reimbursements could be changed or terminated at any time.

Class D Shares of the Fund commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Returns include reinvestment of all dividends and distributions.

The yield more closely reflects the current earnings of the Fund than the total return.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

See “Useful Information About Your Fund Report.”

(1)	Closed to certain new investors.

Janus Investment Fund | 1

Janus Government Money Market Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/15)	(6/30/15)	(1/1/15 - 6/30/15)†	(1/1/15)	(6/30/15)	(1/1/15 - 6/30/15)†	(1/1/15 - 6/30/15)

Class D Shares	$1,000.00	$1,000.00	$0.69	$1,000.00	$1,024.10	$0.70	0.14%

Class T Shares	$1,000.00	$1,000.00	$0.69	$1,000.00	$1,024.10	$0.70	0.14%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

2 | JUNE 30, 2015

Janus Government Money Market Fund

Schedule of Investments

As of June 30, 2015

Principal Amount		Value
Repurchase Agreements – 12.7%
$19,500,000	Undivided interest of 19.5% in a joint repurchase agreement (principal amount $100,000,000 with a maturity value of $100,000,222) with RBC Capital Markets Corp., 0.0800%, dated 6/30/15, maturing 7/1/15, to be repurchased at $19,500,043 collateralized by $96,685,429 in U.S. Government Agencies, 2.0000% – 7.5190%, 2/1/20 – 3/20/65, with a value of $102,000,000 (cost $19,500,000)	$19,500,000
U.S. Government Agency Notes – 37.8%
	Fannie Mae Discount Notes:
2,500,000	0.1301%, 9/30/15	2,499,178
	Federal Farm Credit Discount Notes:
1,500,000	0.1502%, 12/15/15	1,498,956
	Federal Home Loan Bank Discount Notes:
2,000,000	0.1401%, 7/8/15	1,999,946
3,000,000	0.1301%, 7/29/15	2,999,697
2,000,000	0.1251%, 7/31/15	1,999,792
2,500,000	0.1351%, 8/7/15	2,499,653
4,300,000	0.1401%, 8/12/15	4,299,297
3,000,000	0.1351%, 8/26/15	2,999,370
3,000,000	0.1321%, 8/28/15	2,999,362
3,000,000	0.1301%, 9/2/15	2,999,317
1,400,000	0.1502%, 9/9/15	1,399,592
2,500,000	0.1452%, 10/23/15	2,498,852
1,000,000	0.1351%, 10/28/15	999,554
2,500,000	0.1301%, 11/4/15	2,498,862
1,500,000	0.1401%, 11/6/15	1,499,253
3,000,000	0.1401%, 11/12/15	2,998,437
1,000,000	0.1452%, 11/13/15	999,456
2,500,000	0.1452%, 11/25/15	2,498,520
2,700,000	0.1502%, 12/2/15	2,698,267
2,000,000	0.1602%, 12/4/15	1,998,613
2,000,000	0.2054%, 2/9/16	1,997,460
	FHLMC Multifamily VRD Certificates Taxable:
6,065,644	0.2500%, 1/15/42	6,065,644
	Freddie Mac Discount Notes:
3,000,000	0.1167%, 8/21/15	2,999,504

Total U.S. Government Agency Notes (amortized cost $57,946,582)		57,946,582
Variable Rate Demand Agency Notes – 49.8%
880,000	AE REALTY LLC 0.1700%, 10/1/23	880,000
1,075,000	Clearwater Solutions LLC 0.1800%, 9/1/21	1,075,000
9,000,000	Cypress Bend Real Estate Development Co. LLC 0.1700%, 4/1/33	9,000,000
2,490,000	Florida Food Products, Inc. 0.1700%, 12/1/22	2,490,000
5,660,000	Florida HomeLoan Corp. 0.1100%, 7/15/36	5,660,000
3,000,000	Greer Family LLC 0.1700%, 8/1/31	3,000,000
2,065,000	Housing Development Corp., New York 0.1000%, 6/15/37	2,065,000
400,000	Illinois Housing Development Authority 0.1500%, 5/1/37	400,000
2,500,000	Irrevocable Trust Agreement John A Thomas & Elizabeth F Thomas 0.1700%, 12/1/20	2,500,000
3,745,000	Johnson Capital Management LLC 0.2300%, 6/1/47	3,745,000
3,200,000	Lake Nona Trust 0.1700%, 10/1/44	3,200,000
9,935,000	Mesivta Yeshiva Rabbi Chaim Berlin 0.1870%, 11/1/35	9,935,000
1,945,000	Mississippi Business Finance Corp. 0.1700%, 9/1/21	1,945,000
3,645,000	Mississippi Business Finance Corp. 0.1700%, 1/1/34	3,645,000
4,500,000	Mississippi Business Finance Corp. 0.1700%, 8/1/34	4,500,000
3,470,000	Mississippi Business Finance Corp. 0.1700%, 12/1/35	3,470,000
3,460,000	Mississippi Business Finance Corp. – Series A 0.1700%, 3/1/29	3,460,000
2,530,000	Mississippi Business Finance Corp. – Series B 0.1700%, 3/1/29	2,530,000
4,195,000	Phenix City Downtown Redevelopment Authority 0.1700%, 2/1/33	4,195,000
500,000	Sacramento Housing & Redevelopment Agency 0.1800%, 1/15/36	500,000
1,625,000	Shepherd Capital LLC 0.2800%, 10/1/53	1,625,000
4,500,000	Thomas H Turner Family Irrevocable Trust 0.1700%, 6/1/20	4,500,000
1,950,000	Tyler Enterprises LLC 0.1700%, 10/1/22	1,950,000

Total Variable Rate Demand Agency Notes (amortized cost $76,270,000)		76,270,000
Total Investments (total cost $153,716,582) – 100.3%		153,716,582

Liabilities, net of Cash, Receivables and Other Assets – (0.3)%		(504,861)

Net Assets – 100%		$153,211,721

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 3

Notes to Schedule of Investments and Other Information

LLC	Limited Liability Company

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to “put” back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2015. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2015)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Government Money Market Fund
Assets
Investments in Securities:
Repurchase Agreements	$–	$ 19,500,000	$–

U.S. Government Agency Notes	–	57,946,582	–

Variable Rate Demand Agency Notes	–	76,270,000	–

Total Assets	$–	$153,716,582	$–

4 | JUNE 30, 2015

Statement of Assets and Liabilities

Janus Government
As of June 30, 2015	Money Market Fund

Assets:
Investments, at cost(1)	$153,716,582
Investments, at value	$134,216,582
Repurchase agreements, at value	19,500,000
Cash	88,602
Non-interested Trustees’ deferred compensation	3,074
Receivables:
Fund shares sold	162,403
Interest	11,237
Total Assets	153,981,898
Liabilities:
Payables:
Fund shares repurchased	712,159
Advisory fees	11,631
Administrative services fees	99
Non-interested Trustees’ fees and expenses	1,024
Non-interested Trustees’ deferred compensation fees	3,074
Accrued expenses and other payables	42,190
Total Liabilities	770,177
Net Assets	$153,211,721
Net Assets Consist of:
Capital (par value and paid-in surplus)	$153,214,157
Undistributed net investment income/(loss)	(3,074)
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	638
Total Net Assets	$153,211,721
Net Assets - Class D Shares	$150,121,218
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	150,136,048
Net Asset Value Per Share	$1.00
Net Assets - Class T Shares	$3,090,503
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,090,901
Net Asset Value Per Share	$1.00

(1)	Includes cost of repurchase agreements of $19,500,000.
See Notes to Financial Statements.

Janus Investment Fund | 5

Statement of Operations

Janus Government
For the year ended June 30, 2015	Money Market Fund

Investment Income:
Interest	$207,412
Total Investment Income	207,412
Expenses:
Advisory fees	308,875
Administration services fees:
Class D Shares	723,676
Class T Shares	17,335
Professional fees	53,012
Non-interested Trustees’ fees and expenses	3,471
Total Expenses	1,106,369
Less: Excess Expense Reimbursement	(898,995)
Net Expenses	207,374
Net Investment Income/(Loss)	38
Net Realized Gain/(Loss) on Investments:
Investments	27
Total Net Realized Gain/(Loss) on Investments	27
Net Increase/(Decrease) in Net Assets Resulting from Operations	$65

See Notes to Financial Statements.

6 | JUNE 30, 2015

Statements of Changes in Net Assets

	Janus Government
	Money Market Fund
For each year ended June 30	2015	2014

Operations:
Net investment income/(loss)	$38	$4,118
Net realized gain/(loss) on investments	27	–
Change in unrealized net appreciation/depreciation of non-interested Trustees’ deferred compensation	–	419
Net Increase/(Decrease) in Net Assets Resulting from Operations	65	4,537
Dividends and Distributions to Shareholders:
Net Investment Income
Class D Shares	(37)	(4,461)
Class T Shares	(1)	(174)
Net Decrease from Dividends and Distributions to Shareholders	(38)	(4,635)
Capital Share Transactions:
Shares Sold
Class D Shares	57,748,692	67,415,597
Class T Shares	3,912,189	4,359,035
Reinvested Dividends and Distributions
Class D Shares	8	3,218
Class T Shares	1	169
Shares Repurchased
Class D Shares	(72,872,955)	(77,352,703)
Class T Shares	(4,228,103)	(7,521,431)
Net Increase/(Decrease) from Capital Share Transactions	(15,440,168)	(13,096,115)
Net Increase/(Decrease) in Net Assets	(15,440,141)	(13,096,213)
Net Assets:
Beginning of period	168,651,862	181,748,075
End of period	$153,211,721	$168,651,862

Undistributed Net Investment Income/(Loss)	$(3,074)	$(14,825)

See Notes to Financial Statements.

Janus Investment Fund | 7

Financial Highlights

Class D Shares

	Janus Government Money Market Fund
For a share outstanding during each year ended June 30	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	–(1)(2)	–(1)(2)	–(1)	–(1)	–(1)
Net realized and unrealized gain/(loss)	–(1)	–(1)	–(1)	–(1)	–(1)
Total from Investment Operations	–	–	–	–	–
Less Dividends and Distributions:
Dividends (from net investment income)	–(1)	–(1)	–(1)	–(1)	–(1)
Distributions (from capital gains)	–	–	–	–(1)	–
Total Dividends and Distributions	–	–	–	–	–
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return	0.00%	0.00%	0.01%	0.00%	0.00%
Net Assets, End of Period (in thousands)	$150,121	$165,245	$175,179	$182,311	$189,249
Average Net Assets for the Period (in thousands)	$157,321	$169,002	$178,560	$190,180	$199,694
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.69%	0.68%	0.69%	0.69%	0.71%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.13%	0.12%	0.18%	0.18%	0.23%
Ratio of Net Investment Income/(Loss)	0.00%(3)	0.00%(3)	0.00%(3)	0.00%(3)	0.00%(3)

Class T Shares

	Janus Government Money Market Fund
For a share outstanding during each year ended June 30	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	–(1)(2)	–(1)(2)	–(1)	–(1)	–(1)
Net realized and unrealized gain/(loss)	–(1)	–(1)	–(1)	–(1)	–(1)
Total from Investment Operations	–	–	–	–	–
Less Dividends and Distributions:
Dividends (from net investment income)	–(1)	–(1)	–(1)	–(1)	–(1)
Distributions (from capital gains)	–	–	–	–(1)	–
Total Dividends and Distributions	–	–	–	–	–
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return	0.00%	0.00%	0.01%	0.00%	0.00%
Net Assets, End of Period (in thousands)	$3,091	$3,406	$6,569	$5,319	$5,731
Average Net Assets for the Period (in thousands)	$3,611	$6,393	$5,526	$5,267	$4,596
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.71%	0.70%	0.73%	0.71%	0.74%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.13%	0.12%	0.18%	0.18%	0.22%
Ratio of Net Investment Income/(Loss)	0.00%(3)	0.00%(3)	0.00%(3)	0.00%(3)	0.00%(3)

(1)	Less than $0.005 on a per share basis.
(2)	Per share amounts are calculated based on average shares outstanding during the year.
(3)	Less than 0.005%.

See Notes to Financial Statements.

8 | JUNE 30, 2015

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Janus Government Money Market Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in short-term money market securities.

The Fund offers two classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer both classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Investments held by the Fund are valued utilizing the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Valuation Inputs Summary
FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE.

Janus Investment Fund | 9

Notes to Financial Statements (continued)

Periodic review and monitoring of the valuation of short-term securities is performed in an effort to ensure that amortized cost approximates market value. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions
Dividends, if any, are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Federal Income Taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

10 | JUNE 30, 2015

2.	Other Investments and Strategies

Additional Investment Risk
The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements and debt securities. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities
The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative

Janus Investment Fund | 11

Notes to Financial Statements (continued)

financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
Counterparty	of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

RBC Capital Markets Corp.	$19,500,000	$–	$(19,500,000)	$–

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

Regulatory Risk
In July 2014, the SEC adopted additional rules applicable to money market funds which are intended to address perceived systematic risks associated with money market funds and to improve transparency for money market fund investors. Funds which do not meet the definitions of a retail money market fund or government money market fund will be required to have a floating NAV. The rules also contemplate the implementation of liquidity fees and redemption gates for non-government money market funds in times of market stress. The SEC also adopted additional diversification, stress-testing, and disclosure measures. Additionally, the Financial Stability Oversight Council (“FSOC”), a board of U.S. regulators established by the Dodd-Frank Act, had proposed certain recommendations for money market fund reform. There can be no assurance that there will not be future FSOC action relating to money market funds. The ultimate impact of money market reform is uncertain, but changes may affect the Fund’s operations and/or the trading and value of money market instruments, which in turn could negatively affect the Fund’s yield and return potential.

Repurchase Agreements
The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

	Average Daily
	Net Assets	Contractual Investment
Fund	of the Fund	Advisory Fee (%)

Janus Government Money Market Fund	All Asset Levels	0.20

Janus Capital has voluntarily agreed to waive one-half of the Fund’s investment advisory fee. Janus Capital may also voluntarily waive and/or reimburse additional fees to the extent necessary to assist the Fund in attempting to maintain a yield of at least 0.00%. These waivers and reimbursements are voluntary and could change or be terminated at any time at the discretion of Janus Capital. There is no guarantee that the Fund will maintain a positive yield. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as

12 | JUNE 30, 2015

“Excess Expense Reimbursement” on the Statement of Operations.

Class D Shares and Class T Shares of the Fund compensate Janus Capital at an annual rate of 0.46% and 0.48%, respectively, of average daily net assets for providing certain administration services including, but not limited to, recordkeeping and registration functions and also to pay for costs such as shareholder servicing and custody. These amounts are disclosed as “Administration services fees” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2015 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2015 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $279,000 were paid by the Trust to a Trustee under the Deferred Plan during the year ended June 30, 2015.

4.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation.

	Undistributed	Undistributed		Loss Deferrals		Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Late-Year	Post-October	to Tax	Appreciation/
Fund	Income	Gains	Capital Losses	Ordinary Loss	Capital Loss	Differences	(Depreciation)

Janus Government Money Market Fund	$–	$–	$–	$–	$–	$(2,436)	$–

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2015

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Government Money Market Fund	$38	$–	$–	$–

Janus Investment Fund | 13

Notes to Financial Statements (continued)

For the year ended June 30, 2014

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Government Money Market Fund	$4,635	$–	$–	$–

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

	Increase/(Decrease)	Increase/(Decrease) to Undistributed Net	Increase/(Decrease) to Undistributed Net
Fund	to Capital	Investment Income/Loss	Realized Gain/Loss

Janus Government Money Market Fund	$(11,576)	$11,751	$(175)

5.	Capital Share Transactions

	Janus Government Money Market Fund
For each year ended June 30	2015	2014

Transactions in Fund Shares – Class D Shares:
Shares sold	57,748,647	67,415,576
Reinvested dividends and distributions	8	3,218
Shares repurchased	(72,872,955)	(77,352,703)
Net Increase/(Decrease) in Fund Shares	(15,124,300)	(9,933,909)
Shares Outstanding, Beginning of Period	165,260,348	175,194,257
Shares Outstanding, End of Period	150,136,048	165,260,348
Transactions in Fund Shares – Class T Shares:
Shares sold	3,912,188	4,359,015
Reinvested dividends and distributions	1	169
Shares repurchased	(4,228,103)	(7,521,431)
Net Increase/(Decrease) in Fund Shares	(315,914)	(3,162,247)
Shares Outstanding, Beginning of Period	3,406,815	6,569,062
Shares Outstanding, End of Period	3,090,901	3,406,815

6.	Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2015 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

14 | JUNE 30, 2015

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders
of Janus Government Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Government Money Market Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) at June 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
August 13, 2015

Janus Investment Fund | 15

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service

16 | JUNE 30, 2015

providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the

Janus Investment Fund | 17

Additional Information (unaudited) (continued)

second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for

18 | JUNE 30, 2015

the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper

Janus Investment Fund | 19

Additional Information (unaudited) (continued)

quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

20 | JUNE 30, 2015

underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus

Janus Investment Fund | 21

Additional Information (unaudited) (continued)

Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also

22 | JUNE 30, 2015

noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that

Janus Investment Fund | 23

Additional Information (unaudited) (continued)

Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

24 | JUNE 30, 2015

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief

Janus Investment Fund | 25

Additional Information (unaudited) (continued)

that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

26 | JUNE 30, 2015

Useful Information About Your Fund Report (unaudited)

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers

Janus Investment Fund | 27

Useful Information About Your Fund Report (unaudited) (continued)

to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

28 | JUNE 30, 2015

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 61 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Chief Executive Officer, Imprint Capital (impact investment firm) (since 2013), and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	61	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Janus Investment Fund | 29

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

					Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Managing Director, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	61	Director of MotiveQuest LLC (strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	61	Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

30 | JUNE 30, 2015

TRUSTEES (continued)

					Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	61	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	61	None

Janus Investment Fund | 31

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	61	Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

Trustee Consultant

Raudline Etienne* 151 Detroit Street Denver, CO 80206 DOB: 1965	Consultant	6/14-Present	Senior Vice President, Albright Stonebridge Group LLC (global strategy firm) (since 2011). Formerly, Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	N/A	Director of Brightwood Capital Advisors, LLC (since 2014).

*  Raudline Etienne was appointed consultant to the Trustees effective June 2, 2014. Shareholders of the Janus Funds are expected to be asked to elect Ms. Etienne as a Trustee at a future shareholder meeting.

32 | JUNE 30, 2015

OFFICERS

Principal Occupations During the
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Past Five Years

J. Eric Thorderson 151 Detroit Street Denver, CO 80206 DOB: 1961	Executive Vice President and Portfolio Manager Janus Government Money Market Fund	2/99-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Stephanie Grauerholz 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, Vice President and Assistant Secretary of Janus Distributors LLC, and Vice President of Janus Services LLC (since 2015).

Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present	President of Janus Capital Group Inc. and Janus Capital Management LLC (since 2013); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013), and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund | 33

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0815-94131	125-02-93025 08-15

annual report
June 30, 2015

Janus Flexible Bond Fund

Janus Investment Fund

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Flexible Bond Fund

Janus Flexible Bond Fund (unaudited)

FUND SNAPSHOT
We believe a bottom-up, fundamentally driven investment process can generate risk-adjusted outperformance and capital preservation over time. Our comprehensive, bottom-up view drives decision-making at a macro level, enabling us to make informed risk and sector allocation decisions.
Gibson Smith co-portfolio manager	Darrell Watters co-portfolio manager

PERFORMANCE OVERVIEW

During the one-year period ended June 30, 2015, Janus Flexible Bond Fund’s Class T Shares returned 1.12% compared with 1.86% for the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index.

INVESTMENT ENVIRONMENT

The U.S. Treasury yield curve flattened during the period, although much of the gains of longer-dated securities were not sustained over the final few months. Long-dated Treasury yields fell through the end of 2014 as investors clamored for dollar-denominated assets. Both Europe and Japan have been taking steps to engineer even more accommodative monetary policy, making yields on Treasurys relatively attractive. Also contributing to the bond rally was softer-than-expected economic data in the first part of 2015 which diminished investor concern of breakout growth or stronger-than-expected inflation. A spring rebound in economic data, however, caused Treasurys to sell off and the curve to steepen. Late in the period, communication from the Federal Reserve (Fed) that they would likely initiate the first rate hike in 2015 also kept a certain amount of upward pressure on yields. Still, global interest rate differentials and developments in China and Greece likely capped U.S. yields on the longer end of the curve. Yields on two-year Treasury notes, which are especially sensitive to Fed rate hikes, rose during the period.

High-yield and investment-grade credit spreads widened during the period amid a flood of new issuance. Shareholder-friendly activity, which may not be friendly to bondholders, also weighed on bond prices. Spreads in mortgage-backed securities (MBS) were flat during the period as rate volatility hindered investors’ ability to judge MBS prepayment risk.

PERFORMANCE DISCUSSION

The Fund underperformed its benchmark during the period due in part to our more conservative approach to the highly volatile long end of the yield curve. Our out-of-benchmark allocation to high-yield corporate credits weighed most on results. These detractors, however, were almost completely offset by strong individual security selection within high-yield as well as spread carry – a measure of excess income generated by holding these securities. During the period we migrated to a more defensive portfolio position, given a confluence of risk factors. We reduced our credit allocation to near its lowest level since the financial crisis. This was achieved mainly by decreasing our banking, energy and consumer cyclical holdings. Our Treasurys allocation, on the other hand, increased over the period as we remain concerned about the liquidity environment. Still, our underweight relative to the benchmark caused Treasurys to detract from relative performance.

On a corporate credit sector basis, independent and midstream energy were relative detractors. Also weighing on performance were our conventional 30-year mortgage-backed securities (MBS) holdings. Mortgages tend to underperform in volatile rate environments like the one we experienced during the period. With this in mind, we maintained our underweight in these securities relative to the benchmark.

Contributing to relative results was a combination of our security selection and spread carry within investment-grade corporate credit. Sectors that boosted relative returns included banking, automotive and technology.

OUTLOOK

Multiple factors presently have the potential to impact the fixed income environment, chief among them remains the timing and pace of the Fed’s rate hikes. Data suggest that the central bank is closer to achieving its dual mandate. Strong gains in payrolls have resumed and wage growth has shown signs of accelerating. With economic expansion typically comes jobs, and after that, wage-driven inflation, as employers scramble for qualified workers. In a service-based economy like the U.S., wages have an outsized impact on inflation. Should this scenario play out as the Fed anticipates, inflation will eventually be on track

Janus Investment Fund | 1

Janus Flexible Bond Fund (unaudited)

toward policy makers’ 2% goal. Continued patches of softness may cause the Fed to delay its initial rate hike past the widely assumed September lift-off, but in our view, rates will rise – albeit cautiously – this year.

Core inflation has held steady as crude prices stabilized before any downward pressure bled into non-energy categories. The stabilization in the U.S. dollar after its rapid appreciation also aids the inflation outlook as continued gains in the currency would have made foreign products cheaper, thus keeping a lid on prices. The dollar, however, remains one of our wild cards. Deterioration in the Greece dispute or a deceleration in non-U.S. economies could send investors fleeing back toward dollar-denominated assets, forcing a resumption in the currency’s march upward.

We are mindful that we are quite possibly nearing the end of a credit cycle. Merger and acquisition activity, share buybacks, and debt issuance are up. The result is a deterioration of corporate balance sheets. It is for this reason, while still overweight versus the benchmark, our credit allocation is near the lowest it has been since the financial crisis. Utilizing our bottom-up fundamental security-level approach, we are concentrating our holdings in higher-quality companies with steady revenue streams, and whose management have maintained balance sheet discipline.

We are also concerned with the potential for sustained periods of elevated market volatility, which we consider suppressed by continued fixed income inflows. Alarmingly low levels of liquidity are a serious risk factor, in our view. Should an illiquidity event occur, we want to be a provider of liquidity. Accordingly, we have lowered the overall duration of the portfolio, especially as a percentage of the benchmark. Treasurys are the tool we utilize to toggle duration in a cost-effective manner. Shorter-dated government securities act as a cash cushion, which should allow us to better weather storms and opportunistically make attractive investments caused by market dislocations.

We remain underweight MBS relative to the benchmark as these securities typically do not perform well in volatile markets, such as the ones we anticipate. When the direction of rates is in question, investors cannot adequately gauge prepayment risks, which stand to increase as rates decline.

Over the past quarter we have sought to reduce risks in our portfolio and expect to maintain this defensive posture as the aforementioned risk factors play out. We have not seen such a confluence of potentially adverse forces for several years. Our binding principle of capital preservation is of utmost importance as we navigate the choppy waters ahead.

Thank you for investing in Janus Flexible Bond Fund.

2 | JUNE 30, 2015

(unaudited)

Janus Flexible Bond Fund At A Glance

Fund Profile
June 30, 2015

Weighted Average Maturity	8.9 Years
Average Effective Duration*	5.1 Years
30-day Current Yield**
Class A Shares at NAV
Without Reimbursement	1.86%
With Reimbursement	1.86%
Class A Shares at MOP
Without Reimbursement	1.77%
With Reimbursement	1.77%
Class C Shares***
Without Reimbursement	1.14%
With Reimbursement	1.14%
Class D Shares
Without Reimbursement	2.02%
With Reimbursement	2.02%
Class I Shares
Without Reimbursement	2.10%
With Reimbursement	2.10%
Class N Shares
Without Reimbursement	2.23%
With Reimbursement	2.23%
Class R Shares
Without Reimbursement	1.47%
With Reimbursement	1.47%
Class S Shares
Without Reimbursement	1.73%
With Reimbursement	1.73%
Class T Shares
Without Reimbursement	1.98%
With Reimbursement	1.98%
Number of Bonds/Notes	416

*	A theoretical measure of price volatility
**	Yield will fluctuate
***	Does not include the 1.00% contingent deferred sales charge.

Ratings† Summary – (% of Total Investments)
June 30, 2015

AAA	0.1%
AA	55.6%
A	4.3%
BBB	25.3%
BB	10.6%
B	1.2%
Not Rated	1.3%
Other	1.6%

†	Credit ratings provided by Standard & Poor’s (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P’s measures. Further information on S&P’s rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. “Not Rated” securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. “Other” includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment – (% of Net Assets)
As of June 30, 2015

Asset Allocation – (% of Net Assets)
As of June 30, 2015

*Includes Other of (0)%.

Janus Investment Fund | 3

Janus Flexible Bond Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2015					Expense Ratios – per the October 28, 2014 prospectuses
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Flexible Bond Fund – Class A Shares

NAV	1.02%	4.23%	5.49%	7.02%	0.80%

MOP	–3.77%	3.23%	4.98%	6.83%

Janus Flexible Bond Fund – Class C Shares

NAV	0.28%	3.44%	4.74%	6.33%	1.58%

CDSC	–0.71%	3.44%	4.74%	6.33%

Janus Flexible Bond Fund – Class D Shares(1)	1.12%	4.40%	5.59%	7.06%	0.61%

Janus Flexible Bond Fund – Class I Shares	1.24%	4.45%	5.54%	7.04%	0.61%

Janus Flexible Bond Fund – Class N Shares	1.37%	4.30%	5.54%	7.04%	0.45%

Janus Flexible Bond Fund – Class R Shares	0.61%	3.80%	5.05%	6.62%	1.21%

Janus Flexible Bond Fund – Class S Shares	0.87%	4.05%	5.30%	6.87%	0.95%

Janus Flexible Bond Fund – Class T Shares	1.12%	4.30%	5.54%	7.04%	0.70%

Barclays U.S. Aggregate Bond Index	1.86%	3.35%	4.44%	6.69%**

Morningstar Quartile – Class T Shares	3rd	2nd	1st	1st

Morningstar Ranking – based on total returns for Intermediate-Term Bond Funds	589/1,088	277/974	57/862	21/205

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month–end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

See important disclosures on the next page.

4 | JUNE 30, 2015

(unaudited)

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details

Fixed income securities are subject to interest rate, inflation, credit and default risk. The bond market is volatile. As interest rates rise, bond prices usually fall, and vice versa. The return of principal is not guaranteed, and prices may decline if an issuer fails to make timely payments or its credit strength weakens.

High-yield/high-risk bonds, also known as “junk” bonds, involve a greater risk of default and price volatility than investment grade bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return or yield, and therefore the ranking for the period.

© 2015 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – July 7, 1987
**	The Barclays U.S. Aggregate Bond Index’s since inception returns are calculated from June 30, 1987.
(1)	Closed to certain new investors.

Janus Investment Fund | 5

Janus Flexible Bond Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/15)	(6/30/15)	(1/1/15 - 6/30/15)†	(1/1/15)	(6/30/15)	(1/1/15 - 6/30/15)†	(1/1/15 - 6/30/15)

Class A Shares	$1,000.00	$1,003.60	$3.92	$1,000.00	$1,020.88	$3.96	0.79%

Class C Shares	$1,000.00	$999.90	$7.54	$1,000.00	$1,017.26	$7.60	1.52%

Class D Shares	$1,000.00	$1,003.60	$2.98	$1,000.00	$1,021.82	$3.01	0.60%

Class I Shares	$1,000.00	$1,004.60	$2.83	$1,000.00	$1,021.97	$2.86	0.57%

Class N Shares	$1,000.00	$1,005.30	$2.19	$1,000.00	$1,022.61	$2.21	0.44%

Class R Shares	$1,000.00	$1,001.60	$5.91	$1,000.00	$1,018.89	$5.96	1.19%

Class S Shares	$1,000.00	$1,002.80	$4.62	$1,000.00	$1,020.18	$4.66	0.93%

Class T Shares	$1,000.00	$1,004.10	$3.43	$1,000.00	$1,021.37	$3.46	0.69%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6 | JUNE 30, 2015

Janus Flexible Bond Fund

Schedule of Investments

As of June 30, 2015

Shares or Principal Amount		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 5.9%
$17,183,000	AmeriCredit Automobile Receivables Trust 2012-4 2.6800%, 10/9/18	$17,502,054
5,936,000	AmeriCredit Automobile Receivables Trust 2012-4 3.8200%, 2/10/20 (144A)	6,085,670
5,767,000	AmeriCredit Automobile Receivables Trust 2013-4 3.3100%, 10/8/19	5,917,674
10,606,000	AmeriCredit Automobile Receivables Trust 2015-2 3.0000%, 6/8/21	10,623,765
53,873,000	Applebee’s Funding LLC / IHOP Funding LLC 4.2770%, 9/5/44 (144A)	54,605,619
11,283,000	Aventura Mall Trust 2013-AVM 3.8674%, 12/5/32 (144A),‡	11,026,639
13,545,000	BAMLL Commercial Mortgage Securities Trust 2015-200P 3.7157%, 4/14/33 (144A),‡	11,947,977
6,100,000	Banc of America Commercial Mortgage Trust 2006-6 5.4210%, 10/10/45	6,284,982
4,074,640	Banc of America Commercial Mortgage Trust 2007-5 5.7720%, 2/10/51‡	4,285,535
9,046,000	Boca Hotel Portfolio Trust 2013-BOCA 3.2355%, 8/15/26 (144A),‡	9,040,654
4,772,000	CGBAM Commercial Mortgage Trust 2014-HD 3.1855%, 2/15/31 (144A),‡	4,773,021
22,948,437	CKE Restaurant Holdings, Inc. 4.4740%, 3/20/43 (144A)	23,303,496
10,183,111	COMM 2007-C9 Mortgage Trust 5.6500%, 12/10/49‡	10,639,263
1,642,632	COMM 2007-C9 Mortgage Trust 5.9889%, 12/10/49‡	1,704,234
16,756,955	Commercial Mortgage Trust 2007-GG11 5.8670%, 12/10/49‡	17,974,348
14,856,000	Core Industrial Trust 2015-TEXW 3.9770%, 2/10/34 (144A),‡	13,945,595
10,552,553	DB Master Finance LLC 2015-1 3.2620%, 2/20/45 (144A)	10,592,526
16,395,330	Domino’s Pizza Master Issuer LLC 5.2160%, 1/25/42 (144A)	16,923,604
4,341,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2.5870%, 10/25/24‡	4,356,588
3,924,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2.8370%, 10/25/24‡	3,966,976
17,289,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2.3870%, 3/25/25‡	17,164,899
18,455,683	FREMF 2010 K-SCT Mortgage Trust 2.0000%, 1/25/20§	16,455,160
7,038,000	GAHR Commercial Mortgage Trust 2015-NRF 3.4949%, 12/15/19 (144A),‡	6,894,622
16,057,000	GS Mortgage Securities Corp. II 3.5495%, 12/10/27 (144A),‡	15,216,320
7,337,000	GS Mortgage Securities Corp. Trust 2013-NYC5 3.7706%, 1/10/30 (144A),‡	7,426,996
6,561,000	Hilton USA Trust 2013-HLT 4.4065%, 11/5/30 (144A)	6,617,930
8,879,000	Hilton USA Trust 2013-HLT 5.6086%, 11/5/30 (144A),‡	8,999,035
11,409,000	JP Morgan Chase Commercial Mortgage Securities Trust 2013-WT 2.8044%, 2/16/25 (144A)	11,568,966
10,846,000	JP Morgan Chase Commercial Mortgage Securities Trust 2013-WT 4.8447%, 2/16/25 (144A)	11,296,586
4,802,000	JP Morgan Chase Commercial Mortgage Securities Trust 2014-FBLU 2.7860%, 12/15/28 (144A),‡	4,808,026
4,118,000	JP Morgan Chase Commercial Mortgage Securities Trust 2014-FBLU 3.6815%, 12/15/28 (144A),‡	4,116,040
8,087,000	JP Morgan Chase Commercial Mortgage Securities Trust 2015-COSMO 1.9855%, 1/15/32 (144A),‡	8,061,186
8,771,000	JP Morgan Chase Commercial Mortgage Securities Trust 2015-COSMO 4.1355%, 1/15/32 (144A),‡	8,794,568
19,082,072	LB-UBS Commercial Mortgage Trust 2007-C2 5.4930%, 2/15/40‡	20,015,223
7,174,000	Santander Drive Auto Receivables Trust 2.5200%, 9/17/18	7,210,523
7,096,000	Santander Drive Auto Receivables Trust 2012-5 3.3000%, 9/17/18	7,248,301
16,985,000	Santander Drive Auto Receivables Trust 2013-4 4.6700%, 1/15/20 (144A)	17,673,572
11,378,000	Santander Drive Auto Receivables Trust 2013-A 4.7100%, 1/15/21 (144A)	12,046,674
10,877,000	Santander Drive Auto Receivables Trust 2015-1 3.2400%, 4/15/21	10,938,140
5,056,000	Starwood Retail Property Trust 2014-STAR 2.5000%, 11/15/27 (144A),‡	5,032,490
17,072,364	Starwood Retail Property Trust 2014-STAR 3.2500%, 11/15/27 (144A),‡	17,064,169
8,304,000	Starwood Retail Property Trust 2014-STAR 4.1500%, 11/15/27 (144A),‡	8,299,682
19,671,028	Wachovia Bank Commercial Mortgage Trust Series 2007-C30 5.3830%, 12/15/43	20,670,513
24,809,006	Wachovia Bank Commercial Mortgage Trust Series 2007-C31 5.6600%, 4/15/47‡	25,445,531
7,804,441	Wachovia Bank Commercial Mortgage Trust Series 2007-C33 6.1496%, 2/15/51‡	8,068,457

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 7

Janus Flexible Bond Fund

Schedule of Investments

As of June 30, 2015

Shares or Principal Amount		Value
$4,976,000	Wells Fargo Commercial Mortgage Trust 2014-TISH 2.9355%, 1/15/27 (144A),‡	$4,940,422
6,897,000	Wells Fargo Commercial Mortgage Trust 2014-TISH 2.4355%, 2/15/27 (144A),‡	6,846,148
2,019,000	Wells Fargo Commercial Mortgage Trust 2014-TISH 3.4355%, 2/15/27 (144A),‡	2,000,294
38,422,000	Wendy’s Funding LLC 2015-1 3.3710%, 6/15/45 (144A)	38,364,252

Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $585,739,387)		584,784,945
Bank Loans and Mezzanine Loans – 0.8%
Communications – 0.1%
9,495,731	Tribune Media Co. 3.7500%, 12/27/20‡	9,492,661
Consumer Cyclical – 0.1%
7,232,000	Staples, Inc. 0%, 4/7/21(a),‡	7,215,439
Consumer Non-Cyclical – 0.1%
14,264,438	IMS Health, Inc. 3.5000%, 3/17/21‡	14,175,209
Technology – 0.5%
53,275,415	Avago Technologies Cayman, Ltd. 3.7500%, 5/6/21‡	53,322,831

Total Bank Loans and Mezzanine Loans (cost $84,247,506)		84,206,140
Corporate Bonds – 35.9%
Asset-Backed Securities – 0.2%
22,024,000	American Tower Trust I 1.5510%, 3/15/18 (144A)	21,913,307
Banking – 4.8%
3,897,000	Ally Financial, Inc. 8.0000%, 12/31/18	4,350,026
21,867,000	Ally Financial, Inc. 4.1250%, 3/30/20	21,825,890
17,050,000	Ally Financial, Inc. 4.6250%, 5/19/22	16,836,875
15,590,000	American Express Co. 6.8000%, 9/1/66‡	16,040,551
9,490,000	Bank of America Corp. 1.5000%, 10/9/15	9,511,780
33,040,000	Bank of America Corp. 8.0000%†,µ	34,857,200
11,601,000	Citigroup, Inc. 5.8000%µ	11,630,002
7,754,000	Discover Financial Services 3.9500%, 11/6/24	7,534,329
16,237,000	Discover Financial Services 3.7500%, 3/4/25	15,503,558
30,440,000	Goldman Sachs Capital I 6.3450%, 2/15/34	35,305,530
9,209,000	Goldman Sachs Group, Inc. 5.6250%, 1/15/17	9,751,567
18,354,000	Intesa Sanpaolo SpA 5.0170%, 6/26/24 (144A)	17,831,719
20,855,000	Morgan Stanley 5.5500%µ	20,703,801
17,608,000	Royal Bank of Scotland Group PLC 2.5500%, 9/18/15	17,657,232
34,600,000	Royal Bank of Scotland Group PLC 6.1000%, 6/10/23	36,788,000
31,409,000	Royal Bank of Scotland Group PLC 6.0000%, 12/19/23	33,259,995
44,544,000	Royal Bank of Scotland Group PLC 5.1250%, 5/28/24	44,489,790
52,252,000	Santander UK PLC 5.0000%, 11/7/23 (144A)	53,468,636
17,082,000	SVB Financial Group 5.3750%, 9/15/20	19,035,088
21,346,000	Synchrony Financial 3.0000%, 8/15/19	21,497,941
31,397,000	Zions Bancorporation 5.8000%µ	29,866,396

		477,745,906
Basic Industry – 2.0%
28,262,000	Albemarle Corp. 4.1500%, 12/1/24	28,170,742
23,247,000	Albemarle Corp. 5.4500%, 12/1/44	23,267,876
12,105,000	Ashland, Inc. 3.8750%, 4/15/18	12,437,887
15,928,000	Ashland, Inc. 6.8750%, 5/15/43	16,166,920
34,351,000	Georgia-Pacific LLC 3.1630%, 11/15/21 (144A)	34,768,846
17,305,000	Georgia-Pacific LLC 3.6000%, 3/1/25 (144A)	17,135,238
24,471,000	LyondellBasell Industries NV 4.6250%, 2/26/55	21,550,215
17,484,000	Reliance Steel & Aluminum Co. 4.5000%, 4/15/23	17,199,832
22,679,000	Rockwood Specialties Group, Inc. 4.6250%, 10/15/20	23,614,509

		194,312,065
Brokerage – 3.3%
29,518,000	Ameriprise Financial, Inc. 7.5180%, 6/1/66‡	29,518,000
14,459,000	Carlyle Holdings Finance LLC 3.8750%, 2/1/23 (144A)	14,613,495
13,811,000	Charles Schwab Corp. 3.0000%, 3/10/25	13,546,754
16,810,000	Charles Schwab Corp. 7.0000%µ	19,523,807
22,741,000	E*TRADE Financial Corp. 5.3750%, 11/15/22	23,309,525
30,276,000	E*TRADE Financial Corp. 4.6250%, 9/15/23	29,746,170
477,000	Lazard Group LLC 6.8500%, 6/15/17	521,085
21,479,000	Lazard Group LLC 4.2500%, 11/14/20	22,584,309
22,436,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.8750%, 3/15/22 (144A)	23,978,475
24,325,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 4.8750%, 4/15/45 (144A)	22,055,915

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | JUNE 30, 2015

Schedule of Investments

As of June 30, 2015

Shares or Principal Amount		Value
Brokerage – (continued)
$50,059,000	Raymond James Financial, Inc. 5.6250%, 4/1/24	$55,685,732
14,736,000	Stifel Financial Corp. 4.2500%, 7/18/24	14,560,082
19,194,000	TD Ameritrade Holding Corp. 2.9500%, 4/1/22	19,030,985
41,567,000	TD Ameritrade Holding Corp. 3.6250%, 4/1/25	42,213,242

		330,887,576
Capital Goods – 1.7%
13,010,000	CNH Industrial Capital LLC 3.6250%, 4/15/18	13,010,000
13,530,000	Exelis, Inc. 4.2500%, 10/1/16	13,963,150
5,847,000	Exelis, Inc. 5.5500%, 10/1/21	6,433,524
19,079,000	FLIR Systems, Inc. 3.7500%, 9/1/16	19,557,940
13,193,000	Hanson, Ltd. 6.1250%, 8/15/16	13,740,510
8,090,000	Harris Corp. 3.8320%, 4/27/25	7,864,054
12,245,000	Harris Corp. 5.0540%, 4/27/45	11,666,007
10,123,000	Martin Marietta Materials, Inc. 4.2500%, 7/2/24	10,247,685
8,366,000	Owens Corning 4.2000%, 12/1/24	8,211,798
14,037,000	Vulcan Materials Co. 7.0000%, 6/15/18	15,861,810
7,564,000	Vulcan Materials Co. 7.5000%, 6/15/21	8,698,600
35,509,000	Vulcan Materials Co. 4.5000%, 4/1/25	35,420,228

		164,675,306
Communications – 0.4%
7,671,000	Nielsen Finance LLC / Nielsen Finance Co. 4.5000%, 10/1/20	7,632,645
12,185,000	SBA Tower Trust 2.9330%, 12/15/17 (144A)	12,364,887
18,507,000	UBM PLC 5.7500%, 11/3/20 (144A)	19,970,848

		39,968,380
Consumer Cyclical – 2.6%
24,302,000	1011778 BC ULC / New Red Finance, Inc. 4.6250%, 1/15/22 (144A)	23,937,470
40,643,000	Brinker International, Inc. 3.8750%, 5/15/23	39,628,226
5,191,000	Continental Rubber of America Corp. 4.5000%, 9/15/19 (144A)	5,332,403
7,454,000	DR Horton, Inc. 4.7500%, 5/15/17	7,733,525
13,121,000	DR Horton, Inc. 3.7500%, 3/1/19	13,219,407
7,690,000	General Motors Co. 3.5000%, 10/2/18	7,940,002
55,060,000	General Motors Co. 4.8750%, 10/2/23	58,048,271
6,253,000	General Motors Co. 6.2500%, 10/2/43	6,975,565
7,637,000	General Motors Financial Co., Inc. 3.2500%, 5/15/18	7,810,696
5,271,000	Macy’s Retail Holdings, Inc. 5.9000%, 12/1/16	5,615,971
14,923,000	MDC Holdings, Inc. 5.5000%, 1/15/24	14,661,847
7,505,000	Schaeffler Finance BV 4.2500%, 5/15/21 (144A)	7,317,375
11,902,000	Starwood Hotels & Resorts Worldwide, Inc. 7.1500%, 12/1/19	13,844,716
6,413,000	Toll Brothers Finance Corp. 4.0000%, 12/31/18	6,541,260
5,219,000	Toll Brothers Finance Corp. 5.8750%, 2/15/22	5,597,378
3,571,000	Toll Brothers Finance Corp. 4.3750%, 4/15/23	3,499,580
11,076,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 4.2500%, 5/30/23 (144A)	10,189,920
9,222,000	ZF North America Capital, Inc. 4.0000%, 4/29/20 (144A)	9,210,473
4,750,000	ZF North America Capital, Inc. 4.5000%, 4/29/22 (144A)	4,652,863
9,272,000	ZF North America Capital, Inc. 4.7500%, 4/29/25 (144A)	8,976,501

		260,733,449
Consumer Non-Cyclical – 4.7%
2,071,000	Actavis Funding SCS 2.4500%, 6/15/19	2,062,741
29,067,000	Actavis Funding SCS 3.0000%, 3/12/20	29,132,924
5,886,000	Actavis Funding SCS 3.8500%, 6/15/24	5,815,062
33,629,000	Actavis Funding SCS 3.8000%, 3/15/25	33,034,507
24,026,000	Actavis Funding SCS 4.5500%, 3/15/35	22,843,248
5,231,000	Actavis Funding SCS 4.8500%, 6/15/44	5,046,837
12,002,000	Actavis Funding SCS 4.7500%, 3/15/45	11,426,552
19,188,000	Becton Dickinson and Co. 1.8000%, 12/15/17	19,190,341
25,450,000	Fresenius Medical Care US Finance II, Inc. 5.8750%, 1/31/22 (144A)	26,977,000
9,413,000	HCA, Inc. 3.7500%, 3/15/19	9,483,598
14,526,000	HJ Heinz Co. 2.8000%, 7/2/20 (144A)	14,537,301
12,441,000	HJ Heinz Co. 3.5000%, 7/15/22 (144A)	12,470,187
22,367,000	Laboratory Corp. of America Holdings 3.2000%, 2/1/22	22,051,491
22,367,000	Laboratory Corp. of America Holdings 3.6000%, 2/1/25	21,392,022
15,111,000	Life Technologies Corp. 6.0000%, 3/1/20	16,997,775

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 9

Janus Flexible Bond Fund

Schedule of Investments

As of June 30, 2015

Shares or Principal Amount		Value
Consumer Non-Cyclical – (continued)
$4,544,000	Life Technologies Corp. 5.0000%, 1/15/21	$4,999,091
9,063,000	Omnicare, Inc. 4.7500%, 12/1/22	9,606,780
11,194,000	Omnicare, Inc. 5.0000%, 12/1/24	12,033,550
3,276,000	Smithfield Foods, Inc. 5.2500%, 8/1/18 (144A)	3,325,140
10,687,000	Thermo Fisher Scientific, Inc. 3.3000%, 2/15/22	10,560,701
9,170,000	Tyson Foods, Inc. 6.6000%, 4/1/16	9,520,477
12,232,000	Valeant Pharmaceuticals International, Inc. 5.8750%, 5/15/23 (144A)	12,537,800
12,232,000	Valeant Pharmaceuticals International, Inc. 6.1250%, 4/15/25 (144A)	12,583,670
26,616,000	Wm Wrigley Jr Co. 2.4000%, 10/21/18 (144A)	26,994,107
28,643,000	Wm Wrigley Jr Co. 3.3750%, 10/21/20 (144A)	29,515,895
21,785,000	Zimmer Biomet Holdings, Inc. 2.7000%, 4/1/20	21,677,230
25,746,000	Zimmer Biomet Holdings, Inc. 3.1500%, 4/1/22	25,325,207
29,665,000	Zimmer Biomet Holdings, Inc. 3.5500%, 4/1/25	28,661,937

		459,803,171
Electric – 0.4%
8,524,000	IPALCO Enterprises, Inc. 5.0000%, 5/1/18	8,992,820
11,407,000	PPL WEM, Ltd. / Western Power Distribution, Ltd. 3.9000%, 5/1/16 (144A)	11,635,220
16,789,000	PPL WEM, Ltd. / Western Power Distribution, Ltd. 5.3750%, 5/1/21 (144A)	18,571,404

		39,199,444
Energy – 4.7%
17,645,000	Chesapeake Energy Corp. 5.3750%, 6/15/21	15,968,725
19,319,000	Chesapeake Energy Corp. 4.8750%, 4/15/22	16,759,232
15,544,000	Chevron Corp. 1.3450%, 11/15/17	15,607,202
48,648,000	Cimarex Energy Co. 5.8750%, 5/1/22	52,053,360
39,739,000	Cimarex Energy Co. 4.3750%, 6/1/24	39,249,415
27,627,000	DCP Midstream Operating LP 4.9500%, 4/1/22	27,245,250
11,809,000	DCP Midstream Operating LP 3.8750%, 3/15/23	10,910,548
5,433,000	DCP Midstream Operating LP 5.6000%, 4/1/44	4,845,671
14,686,000	Devon Energy Corp. 2.2500%, 12/15/18	14,725,814
9,742,000	Energy Transfer Partners LP 4.1500%, 10/1/20	10,012,438
12,923,000	EnLink Midstream Partners LP 4.4000%, 4/1/24	12,957,776
9,943,000	EnLink Midstream Partners LP 5.6000%, 4/1/44	9,660,847
10,311,000	Forum Energy Technologies, Inc. 6.2500%, 10/1/21	10,207,890
30,523,000	Helmerich & Payne International Drilling Co. 4.6500%, 3/15/25 (144A)	31,508,527
8,699,000	Kinder Morgan Energy Partners LP 5.0000%, 10/1/21	9,204,786
8,987,000	Kinder Morgan Energy Partners LP 4.3000%, 5/1/24	8,868,767
1,004,000	Kinder Morgan, Inc. 6.5000%, 9/15/20	1,148,081
10,741,000	Kinder Morgan, Inc. 7.7500%, 1/15/32	12,309,744
8,609,000	Motiva Enterprises LLC 5.7500%, 1/15/20 (144A)	9,465,802
1,588,000	Nabors Industries, Inc. 6.1500%, 2/15/18	1,714,786
19,140,000	NGL Energy Partners LP / NGL Energy Finance Corp. 5.1250%, 7/15/19	19,092,150
41,878,000	Oceaneering International, Inc. 4.6500%, 11/15/24	41,839,640
6,254,000	Phillips 66 Partners LP 3.6050%, 2/15/25	5,885,702
2,126,000	Southern Star Central Gas Pipeline, Inc. 6.0000%, 6/1/16 (144A)	2,189,638
23,742,000	Spectra Energy Partners LP 4.7500%, 3/15/24	25,091,353
18,524,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp. 4.1250%, 11/15/19 (144A)	18,338,760
37,314,000	Western Gas Partners LP 5.3750%, 6/1/21	40,276,806

		467,138,710
Finance Companies – 1.8%
11,355,000	AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 4.6250%, 7/1/22	11,383,388
51,980,000	CIT Group, Inc. 4.2500%, 8/15/17	52,759,700
30,071,000	CIT Group, Inc. 5.5000%, 2/15/19 (144A)	31,349,017
15,636,000	GE Capital Trust I 6.3750%, 11/15/67‡	16,699,248
17,080,000	General Electric Capital Corp. 6.3750%, 11/15/67‡	18,361,000
30,605,000	General Electric Capital Corp. 6.2500%µ	33,474,219
7,600,000	General Electric Capital Corp. 7.1250%µ	8,768,500

		172,795,072
Financial – 1.0%
26,173,000	Jones Lang LaSalle, Inc. 4.4000%, 11/15/22	26,845,332

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 | JUNE 30, 2015

Schedule of Investments

As of June 30, 2015

Shares or Principal Amount		Value
Financial – (continued)
$26,082,000	Kennedy-Wilson, Inc. 5.8750%, 4/1/24	$25,951,590
44,984,000	LeasePlan Corp. NV 2.5000%, 5/16/18 (144A)	45,050,126

		97,847,048
Industrial – 0.1%
6,602,000	Cintas Corp. No 2 2.8500%, 6/1/16	6,686,413
7,059,000	Cintas Corp. No 2 4.3000%, 6/1/21	7,614,875

		14,301,288
Insurance – 0.8%
5,527,000	CNO Financial Group, Inc. 4.5000%, 5/30/20	5,609,905
15,744,000	CNO Financial Group, Inc. 5.2500%, 5/30/25	15,999,053
36,983,000	Primerica, Inc. 4.7500%, 7/15/22	39,456,460
14,766,000	Voya Financial, Inc. 5.6500%, 5/15/53‡	15,079,777

		76,145,195
Owned No Guarantee – 0.1%
11,655,000	Korea National Oil Corp. 4.0000%, 10/27/16 (144A)	12,067,937
Real Estate Investment Trusts (REITs) – 1.7%
14,513,000	Alexandria Real Estate Equities, Inc. 2.7500%, 1/15/20	14,365,403
27,120,000	Alexandria Real Estate Equities, Inc. 4.6000%, 4/1/22	28,569,157
10,906,000	Alexandria Real Estate Equities, Inc. 4.5000%, 7/30/29	10,926,612
28,228,000	Goodman Funding Pty, Ltd. 6.3750%, 4/15/21 (144A)	32,394,029
12,287,000	Post Apartment Homes LP 4.7500%, 10/15/17	13,092,204
3,690,000	Reckson Operating Partnership LP 6.0000%, 3/31/16	3,811,246
3,748,000	Retail Opportunity Investments Partnership LP 5.0000%, 12/15/23	3,932,506
8,295,000	Retail Opportunity Investments Partnership LP 4.0000%, 12/15/24	8,207,214
5,446,000	Senior Housing Properties Trust 6.7500%, 4/15/20	6,115,760
6,367,000	Senior Housing Properties Trust 6.7500%, 12/15/21	7,247,582
11,754,000	SL Green Realty Corp. 5.0000%, 8/15/18	12,584,538
20,911,000	SL Green Realty Corp. 7.7500%, 3/15/20	24,913,951

		166,160,202
Technology – 4.8%
12,973,000	Autodesk, Inc. 3.6000%, 12/15/22	12,904,529
34,834,000	Cadence Design Systems, Inc. 4.3750%, 10/15/24	34,945,678
3,681,000	Fidelity National Information Services, Inc. 5.0000%, 3/15/22	3,885,557
12,358,000	Fiserv, Inc. 3.1250%, 10/1/15	12,423,732
9,513,000	Molex Electronic Technologies LLC 2.8780%, 4/15/20 (144A)	9,366,994
37,895,000	Molex Electronic Technologies LLC 3.9000%, 4/15/25 (144A)	36,718,436
6,765,000	Seagate HDD Cayman 4.7500%, 6/1/23	6,870,994
73,656,000	Seagate HDD Cayman 4.7500%, 1/1/25 (144A)	73,203,163
20,474,000	Seagate HDD Cayman 4.8750%, 6/1/27 (144A)	19,902,079
24,197,000	Seagate HDD Cayman 5.7500%, 12/1/34 (144A)	23,824,874
40,788,000	Trimble Navigation, Ltd. 4.7500%, 12/1/24	40,843,064
59,898,000	TSMC Global, Ltd. 1.6250%, 4/3/18 (144A)	59,212,707
11,248,000	Verisk Analytics, Inc. 4.8750%, 1/15/19	12,024,101
44,480,000	Verisk Analytics, Inc. 5.8000%, 5/1/21	50,044,226
13,410,000	Verisk Analytics, Inc. 4.1250%, 9/12/22	13,654,545
41,613,000	Verisk Analytics, Inc. 4.0000%, 6/15/25	40,751,777
22,416,000	Verisk Analytics, Inc. 5.5000%, 6/15/45	22,046,091

		472,622,547
Transportation – 0.8%
2,570,000	Asciano Finance, Ltd. 3.1250%, 9/23/15 (144A)	2,580,452
18,493,000	JB Hunt Transport Services, Inc. 3.3750%, 9/15/15	18,585,964
2,552,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 2.5000%, 3/15/16 (144A)	2,569,841
23,616,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 3.3750%, 3/15/18 (144A)	24,339,406
9,798,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 2.5000%, 6/15/19 (144A)	9,704,517
1,487,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 4.8750%, 7/11/22 (144A)	1,571,337
10,769,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 4.2500%, 1/17/23 (144A)	10,913,423
11,607,000	Southwest Airlines Co. 5.1250%, 3/1/17	12,315,886

		82,580,826

Total Corporate Bonds (cost $3,526,318,602)		3,550,897,429
Mortgage-Backed Securities – 18.8%
	Fannie Mae Pool:
2,626,948	5.5000%, 1/1/25	2,867,731
3,808,562	4.0000%, 6/1/29	4,095,045
9,854,952	4.0000%, 9/1/29	10,595,715
9,474,175	5.0000%, 9/1/29	10,454,017
46,989,662	3.5000%, 10/1/29	49,535,263

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 11

Janus Flexible Bond Fund

Schedule of Investments

As of June 30, 2015

Shares or Principal Amount		Value
Mortgage-Backed Securities – (continued)
	Fannie Mae Pool: (continued)
$3,765,507	5.0000%, 1/1/30	$4,157,334
1,733,558	5.5000%, 1/1/33	1,947,517
10,477,076	4.0000%, 4/1/34	11,306,222
8,610,056	6.0000%, 10/1/35	9,843,137
6,849,516	6.0000%, 12/1/35	7,833,681
3,270,276	6.0000%, 2/1/37	3,781,417
10,492,753	6.0000%, 9/1/37	11,550,336
8,482,749	6.0000%, 10/1/38	9,650,755
2,993,731	7.0000%, 2/1/39	3,617,993
9,751,969	5.5000%, 3/1/40	11,138,731
22,931,314	5.5000%, 4/1/40	25,860,420
2,523,332	4.5000%, 10/1/40	2,748,064
2,581,339	5.0000%, 10/1/40	2,893,926
24,593,877	5.0000%, 2/1/41	27,390,285
5,424,334	5.5000%, 2/1/41	6,190,562
4,736,891	5.0000%, 4/1/41	5,278,545
4,497,002	5.0000%, 5/1/41	4,980,931
7,565,345	5.5000%, 5/1/41	8,491,625
6,511,260	5.5000%, 6/1/41	7,322,618
11,984,262	5.0000%, 7/1/41	13,344,463
26,353,771	5.5000%, 7/1/41	29,599,055
11,132,348	4.5000%, 8/1/41	12,113,516
5,435,329	5.0000%, 10/1/41	6,046,871
14,142,767	5.5000%, 12/1/41	15,966,150
15,099,032	4.0000%, 6/1/42	16,111,966
30,074,200	3.5000%, 7/1/42	31,130,738
9,511,739	4.0000%, 7/1/42	10,148,727
6,593,618	4.0000%, 8/1/42	7,036,039
7,753,035	4.0000%, 9/1/42	8,273,518
8,097,399	4.0000%, 9/1/42	8,642,517
10,023,851	4.0000%, 11/1/42	10,697,151
4,121,206	4.0000%, 12/1/42	4,407,435
18,958,422	3.5000%, 1/1/43	19,567,660
38,900,186	3.5000%, 2/1/43	40,149,140
43,992,196	3.5000%, 2/1/43	45,407,337
44,994,643	4.5000%, 2/1/43	49,049,124
20,461,603	3.5000%, 3/1/43	21,117,448
14,493,930	4.5000%, 3/1/43	15,963,705
20,707,568	4.0000%, 5/1/43	22,097,781
27,579,223	4.0000%, 7/1/43	29,436,130
24,327,712	4.0000%, 8/1/43	25,966,509
7,236,101	4.0000%, 9/1/43	7,717,124
11,391,282	3.5000%, 1/1/44	11,813,732
28,722,878	3.5000%, 1/1/44	29,802,385
14,754,825	4.0000%, 2/1/44	15,749,037
14,034,061	3.5000%, 4/1/44	14,527,239
47,362,924	3.5000%, 5/1/44	49,116,687
73,499,451	4.5000%, 5/1/44	81,028,013
23,289,637	4.0000%, 6/1/44	24,855,709
43,160,957	4.0000%, 7/1/44	46,261,864
17,234,870	5.0000%, 7/1/44	19,460,499
9,041,171	4.0000%, 8/1/44	9,690,736
23,910,787	4.0000%, 8/1/44	25,628,745
32,261,152	4.5000%, 8/1/44	35,613,288
13,324,528	4.5000%, 10/1/44	14,667,323
24,400,996	4.5000%, 10/1/44	26,985,976
34,414,642	3.5000%, 2/1/45	35,516,973
24,443,220	4.5000%, 3/1/45	26,906,764
24,450,840	4.5000%, 5/1/45	27,062,433
	Freddie Mac Gold Pool:
1,744,714	5.0000%, 1/1/19	1,821,693
1,613,999	5.5000%, 8/1/19	1,692,697
3,421,594	5.0000%, 6/1/20	3,647,461
6,006,362	5.5000%, 12/1/28	6,722,777
8,630,577	3.5000%, 7/1/29	9,101,583
7,199,042	3.5000%, 8/1/29	7,593,148
6,268,673	5.5000%, 10/1/36	7,072,248
14,542,523	5.5000%, 4/1/40	16,403,520
33,860,193	6.0000%, 4/1/40	38,613,087
6,471,865	4.5000%, 1/1/41	7,039,716
10,396,685	5.0000%, 5/1/41	11,596,413
9,074,347	5.5000%, 5/1/41	10,175,932
19,767,709	5.5000%, 8/1/41	22,699,920
14,627,652	3.5000%, 2/1/44	15,099,020
4,054,675	4.0000%, 8/1/44	4,331,252
48,086,797	4.5000%, 9/1/44	52,963,750
	Ginnie Mae I Pool:
5,061,011	4.0000%, 8/15/24	5,390,522
10,162,526	5.1000%, 1/15/32	11,635,755
11,726,330	4.9000%, 10/15/34	13,054,580
3,139,318	5.5000%, 9/15/35	3,655,598
4,900,820	5.5000%, 3/15/36	5,602,307
23,932,115	5.5000%, 6/15/39	27,773,613
8,731,464	5.5000%, 8/15/39	10,008,598
13,208,063	5.5000%, 8/15/39	15,225,145
8,013,815	5.0000%, 9/15/39	9,082,727
17,153,284	5.0000%, 9/15/39	19,439,993
4,918,557	5.0000%, 10/15/39	5,490,728
8,775,952	5.0000%, 11/15/39	9,742,345
2,747,856	5.0000%, 1/15/40	3,050,018
803,149	5.0000%, 5/15/40	904,816
3,092,049	5.0000%, 5/15/40	3,485,724
11,748,464	5.0000%, 5/15/40	13,105,714
2,542,239	5.0000%, 7/15/40	2,819,606
9,099,905	5.0000%, 7/15/40	10,096,591
9,018,049	4.5000%, 9/15/40	9,901,591
8,904,422	5.0000%, 2/15/41	9,890,452
2,950,449	5.0000%, 4/15/41	3,287,093
11,381,153	4.5000%, 5/15/41	12,489,643
3,460,600	5.0000%, 5/15/41	3,927,209
2,641,777	4.5000%, 7/15/41	2,907,341
7,809,167	4.5000%, 7/15/41	8,492,031
19,580,333	4.5000%, 8/15/41	21,662,682
4,816,877	5.0000%, 9/15/41	5,372,383
18,135,867	5.0000%, 11/15/43	20,165,834
7,983,118	5.0000%, 6/15/44	9,037,657
13,166,917	5.0000%, 6/15/44	14,920,654
9,499,502	4.0000%, 4/15/45	10,278,632
	Ginnie Mae II Pool:
4,564,578	6.0000%, 11/20/34	5,294,037
19,977,619	5.5000%, 3/20/35	22,793,236
5,289,131	5.5000%, 3/20/36	6,024,067
5,586,755	5.5000%, 11/20/37	6,256,386
1,980,602	6.0000%, 1/20/39	2,243,728
1,042,763	7.0000%, 5/20/39	1,236,701
2,523,471	5.0000%, 6/20/41	2,781,325
10,626,143	5.0000%, 6/20/41	11,721,110
905,852	6.0000%, 10/20/41	1,041,800
4,287,446	6.0000%, 12/20/41	4,914,259
7,181,264	5.5000%, 1/20/42	8,167,960
2,617,906	6.0000%, 1/20/42	3,007,011
3,987,755	6.0000%, 2/20/42	4,581,245

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12 | JUNE 30, 2015

Schedule of Investments

As of June 30, 2015

Shares or Principal Amount		Value
Mortgage-Backed Securities – (continued)
	Ginnie Mae II Pool: (continued)
$2,623,776	6.0000%, 3/20/42	$3,015,024
10,123,837	6.0000%, 4/20/42	11,632,536
5,533,680	3.5000%, 5/20/42	5,774,775
7,732,608	5.5000%, 5/20/42	8,807,523
7,260,106	6.0000%, 5/20/42	8,243,443
12,593,341	5.5000%, 7/20/42	14,153,846
2,982,845	6.0000%, 7/20/42	3,426,023
2,852,108	6.0000%, 8/20/42	3,274,761
3,504,620	6.0000%, 9/20/42	4,032,463
2,957,815	6.0000%, 11/20/42	3,388,375
3,616,650	6.0000%, 2/20/43	4,156,906

Total Mortgage-Backed Securities (cost $1,849,159,283)		1,856,649,716
Preferred Stocks – 1.3%
Capital Markets – 0.4%
625,522	Morgan Stanley, 6.8750%	16,688,927
721,348	Morgan Stanley, 7.1250%	20,161,677
127,950	Morgan Stanley Capital Trust III, 6.2500%	3,266,564
17,185	Morgan Stanley Capital Trust IV, 6.2500%	437,186
8,266	Morgan Stanley Capital Trust V, 5.7500%	208,799
6,855	Morgan Stanley Capital Trust VIII, 6.4500%	173,774
137,144	State Street Corp., 5.9000%	3,520,486

		44,457,413
Commercial Banks – 0.4%
440,292	Citigroup Capital XIII, 7.8750%	11,429,980
926,576	Wells Fargo & Co., 6.6250%	25,573,498

		37,003,478
Consumer Finance – 0.4%
14,657	Ally Financial, Inc., 7.0000% (144A)	14,810,441
990,183	Discover Financial Services, 6.5000%	25,219,961

		40,030,402
Industrial Conglomerates – 0%
90,702	General Electric Capital Corp., 4.7000%	2,204,059
Pharmaceuticals – 0.1%
7,397	Allergan PLC, 5.5000%	7,711,964

Total Preferred Stocks (cost $125,904,797)		131,407,316
U.S. Treasury Notes/Bonds – 36.1%
$40,247,000	0.3750%, 5/31/16	40,275,294
52,265,000	0.5000%, 6/30/16	52,350,767
275,193,000	0.6250%, 7/15/16	275,945,378
127,735,400	0.5000%, 11/30/16	127,815,235
552,384,200	0.6250%, 12/31/16	553,542,252
322,406,000	0.5000%, 1/31/17	322,305,409
157,715,800	0.8750%, 1/31/17	158,590,649
18,376,700	0.8750%, 2/28/17	18,475,769
139,134,000	0.5000%, 4/30/17	138,905,681
29,305,100	0.7500%, 6/30/17	29,362,333
9,157,800	0.8750%, 7/15/17	9,195,722
966,300	1.0000%, 9/15/17	971,886
1,653,600	0.8750%, 10/15/17	1,657,347
9,795,200	0.7500%, 10/31/17	9,786,786
197,835,600	1.0000%, 12/15/17	198,685,700
12,037,800	0.7500%, 12/31/17	12,012,412
19,179,200	0.8750%, 1/31/18	19,182,192
14,416,000	0.7500%, 3/31/18	14,342,796
19,312,900	2.3750%, 5/31/18	20,089,935
63,341,800	1.3750%, 7/31/18	63,975,218
221,582,500	1.5000%, 8/31/18	224,473,487
120,427,600	1.6250%, 7/31/19	121,453,161
72,941,800	1.7500%, 9/30/19	73,819,363
102,955,900	1.5000%, 10/31/19	103,012,217
202,577,700	1.5000%, 11/30/19	202,609,302
21,927,200	1.6250%, 12/31/19	22,018,001
2,400,000	1.3750%, 3/31/20	2,376,374
62,157,900	2.1250%, 9/30/21	62,779,479
194,422,100	2.2500%, 11/15/24	193,237,292
151,623,000	2.1250%, 5/15/25	148,874,833
12,069,100	3.7500%, 11/15/43	13,575,855
87,707,400	3.6250%, 2/15/44	96,430,164
1,376,700	3.3750%, 5/15/44	1,446,073
113,217,800	3.1250%, 8/15/44	113,403,590
30,816,500	3.0000%, 11/15/44	30,144,793
101,995,000	3.0000%, 5/15/45	99,955,100

Total U.S. Treasury Notes/Bonds (cost $3,560,312,210)		3,577,077,845
Investment Companies – 1.2%
Money Markets – 1.2%
117,464,144	Janus Cash Liquidity Fund LLC, 0.1291%°°,£ (cost $117,464,144)	117,464,144

Total Investments (total cost $9,849,145,929) – 100.0%		9,902,487,535

Liabilities, net of Cash, Receivables and Other Assets – (0)%		(2,777,470)

Net Assets – 100%		$9,899,710,065

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States	$9,334,775,473	94.3%
United Kingdom	165,175,865	1.7
Germany	76,207,125	0.8
Netherlands	71,513,291	0.7
Taiwan	59,212,707	0.6
Spain	53,468,636	0.5
Singapore	53,322,831	0.5
Australia	34,974,481	0.4
Canada	23,937,470	0.2
Italy	17,831,719	0.2
South Korea	12,067,937	0.1

Total	$9,902,487,535	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 13

Notes to Schedule of Investments and Other Information

Barclays U.S. Aggregate Bond Index	A broad-based measure of the investment grade, US dollar-denominated, fixed-rate taxable bond market.

LLC	Limited Liability Company

LP	Limited Partnership

PLC	Public Limited Company

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2015 is indicated in the table below:

		Value as a %
Fund	Value	of Net Assets

Janus Flexible Bond Fund	$1,316,260,380	13.3%

(a)	All or a portion of this position has not settled, or is not funded. Upon settlement or funding date, interest rates for unsettled or unfunded amounts will be determined. Interest and dividends will not be accrued until time of settlement or funding.

†	A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of June 30, 2015, is noted below.

Fund	Aggregate Value

Janus Flexible Bond Fund	$31,650,000

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of year end.

°°	Rate shown is the 7-day yield as of June 30, 2015.

µ	This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

§	Schedule of Restricted and Illiquid Securities (as of June 30, 2015)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Flexible Bond Fund
FREMF 2010 K-SCT Mortgage Trust, 2.000%, 1/25/20	4/29/13	$16,447,659	$16,455,160	0.2%

The Fund has registration rights for certain restricted securities held as of June 30, 2015. The issuer incurs all registration costs.

14 | JUNE 30, 2015

£	The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended June 30, 2015. Unless otherwise indicated, all information in the table is for the year ended June 30, 2015.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/14	Purchases	Sales	at 6/30/15	Gain/(Loss)	Income	at 6/30/15

Janus Flexible Bond Fund
Janus Cash Liquidity Fund LLC	89,490,320	6,833,580,539	(6,805,606,715)	117,464,144	$–	$169,885	$117,464,144

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2015. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2015)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Flexible Bond Fund
Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$–	$584,784,945	$–

Bank Loans and Mezzanine Loans	–	84,206,140	–

Corporate Bonds	–	3,550,897,429	–

Mortgage-Backed Securities	–	1,856,649,716	–

Preferred Stocks	–	131,407,316	–

U.S. Treasury Notes/Bonds	–	3,577,077,845	–

Investment Companies	–	117,464,144	–

Total Assets	$–	$9,902,487,535	$–

Janus Investment Fund | 15

Statement of Assets and Liabilities

Janus Flexible
As of June 30, 2015	Bond Fund

Assets:
Investments, at cost	$9,849,145,929
Unaffiliated investments, at value	$9,785,023,391
Affiliated investments, at value	117,464,144
Cash	5,914,386
Non-interested Trustees’ deferred compensation	197,453
Receivables:
Investments sold	93,807,648
Fund shares sold	16,599,377
Dividends	602,451
Dividends from affiliates	11,443
Interest	53,771,936
Other assets	13,790
Total Assets	10,073,406,019
Liabilities:
Payables:
Investments purchased	157,205,709
Fund shares repurchased	9,039,513
Dividends	1,662,216
Advisory fees	3,265,673
Fund administration fees	76,975
Transfer agent fees and expenses	1,316,466
12b-1 Distribution and shareholder servicing fees	572,408
Non-interested Trustees’ fees and expenses	58,081
Non-interested Trustees’ deferred compensation fees	197,453
Accrued expenses and other payables	301,460
Total Liabilities	173,695,954
Net Assets	$9,899,710,065

See footnotes at the end of the Statement.
See Notes to Financial Statements.

16 | JUNE 30, 2015

Janus Flexible
As of June 30, 2015	Bond Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)	$9,928,870,729
Undistributed net investment income/(loss)	33,387
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(82,560,651)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	53,366,600
Total Net Assets	$9,899,710,065
Net Assets - Class A Shares	$785,362,419
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	74,974,502
Net Asset Value Per Share(1)	$10.48
Maximum Offering Price Per Share(2)	$11.00
Net Assets - Class C Shares	$349,070,044
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	33,321,538
Net Asset Value Per Share(1)	$10.48
Net Assets - Class D Shares	$643,371,098
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	61,420,977
Net Asset Value Per Share	$10.47
Net Assets - Class I Shares	$5,971,813,708
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	570,096,398
Net Asset Value Per Share	$10.48
Net Assets - Class N Shares	$638,029,524
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	60,931,221
Net Asset Value Per Share	$10.47
Net Assets - Class R Shares	$33,914,585
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,237,523
Net Asset Value Per Share	$10.48
Net Assets - Class S Shares	$68,700,988
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,557,592
Net Asset Value Per Share	$10.48
Net Assets - Class T Shares	$1,409,447,699
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	134,584,108
Net Asset Value Per Share	$10.47

(1)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(2)	Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund | 17

Statement of Operations

Janus Flexible
For the year ended June 30, 2015	Bond Fund

Investment Income:
Interest	$247,545,403
Dividends	8,513,515
Dividends from affiliates	169,885
Other income	3,761,718
Total Investment Income	259,990,521
Expenses:
Advisory fees	34,529,026
12b-1 Distribution and shareholder servicing fees:
Class A Shares	1,696,345
Class C Shares	3,320,350
Class R Shares	143,527
Class S Shares	232,209
Transfer agent administrative fees and expenses:
Class D Shares	790,127
Class R Shares	71,763
Class S Shares	232,209
Class T Shares	3,250,126
Transfer agent networking and omnibus fees:
Class A Shares	617,410
Class C Shares	252,971
Class I Shares	6,375,266
Other transfer agent fees and expenses:
Class A Shares	75,698
Class C Shares	50,919
Class D Shares	147,381
Class I Shares	221,325
Class N Shares	3,870
Class R Shares	1,613
Class S Shares	1,787
Class T Shares	16,707
Shareholder reports expense	717,636
Registration fees	290,280
Custodian fees	45,667
Professional fees	108,530
Non-interested Trustees’ fees and expenses	204,594
Fund administration fees	780,475
Other expenses	1,068,025
Total Expenses	55,245,836
Net Expenses	55,245,836
Net Investment Income/(Loss)	204,744,685
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions(1)	9,714,681
Total Net Realized Gain/(Loss) on Investments	9,714,681
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(127,950,645)
Total Change in Unrealized Net Appreciation/Depreciation	(127,950,645)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$86,508,721

(1)	Includes $1,447,117 of realized gains and losses resulting from a redemption-in-kind during the year ended June 30, 2015.

See Notes to Financial Statements.

18 | JUNE 30, 2015

Statements of Changes in Net Assets

	Janus Flexible
	Bond Fund
For each year ended June 30	2015	2014

Operations:
Net investment income/(loss)	$204,744,685	$150,566,870
Net realized gain/(loss) on investments	9,714,681	4,096,147
Change in unrealized net appreciation/depreciation	(127,950,645)	174,621,931
Net Increase/(Decrease) in Net Assets Resulting from Operations	86,508,721	329,284,948
Dividends and Distributions to Shareholders:
Net Investment Income
Class A Shares	(17,037,689)	(18,687,971)
Class C Shares	(5,910,704)	(7,225,157)
Class D Shares	(17,951,976)	(20,775,921)
Class I Shares	(136,154,934)	(92,746,091)
Class N Shares	(13,196,421)	(5,189,190)
Class R Shares	(601,884)	(603,757)
Class S Shares	(2,278,817)	(2,246,393)
Class T Shares	(34,013,166)	(32,666,608)
Net Realized Gain from Investment Transactions
Class A Shares	–	(6,945,488)
Class C Shares	–	(3,644,330)
Class D Shares	–	(7,501,917)
Class I Shares	–	(32,008,112)
Class N Shares	–	(1,900,026)
Class R Shares	–	(239,002)
Class S Shares	–	(788,025)
Class T Shares	–	(12,097,580)
Net Decrease from Dividends and Distributions to Shareholders	(227,145,591)	(245,265,568)
Capital Share Transactions:
Shares Sold
Class A Shares	377,091,185	242,685,762
Class C Shares	125,574,139	50,491,990
Class D Shares	78,235,629	56,595,486
Class I Shares	3,439,715,749	1,854,537,608
Class N Shares	586,766,460	189,062,496
Class R Shares	22,978,506	13,161,118
Class S Shares	41,538,760	65,805,067
Class T Shares	584,070,727	356,358,442
Reinvested Dividends and Distributions
Class A Shares	15,271,924	24,377,671
Class C Shares	4,414,787	8,209,565
Class D Shares	16,764,097	26,512,389
Class I Shares	125,290,218	113,490,048
Class N Shares	12,398,182	7,089,211
Class R Shares	452,520	674,258
Class S Shares	2,271,784	3,027,087
Class T Shares	33,719,007	44,336,263

See footnotes at the end of the Statements.
See Notes to Financial Statements.

Janus Investment Fund | 19

Statements of Changes in Net Assets  (continued)

	Janus Flexible
	Bond Fund
For each year ended June 30	2015	2014

Shares Repurchased
Class A Shares	(261,534,374)	(329,263,101)
Class C Shares	(79,937,777)	(191,078,168)
Class D Shares	(103,680,867)	(180,241,961)
Class I Shares	(997,071,063)	(1,442,167,900)
Class N Shares	(179,166,470)	(39,265,369)
Class R Shares	(12,067,339)	(21,231,798)
Class S Shares	(89,845,350)	(29,319,188)
Class T Shares	(322,587,498)	(445,611,055)
Net Increase/(Decrease) from Capital Share Transactions	3,420,662,936	378,235,921
Net Increase/(Decrease) in Net Assets	3,280,026,066	462,255,301
Net Assets:
Beginning of period	6,619,683,999	6,157,428,698
End of period	$9,899,710,065	$6,619,683,999

Undistributed Net Investment Income/(Loss)	$33,387	$147,154

See Notes to Financial Statements.

20 | JUNE 30, 2015

Financial Highlights

Class A Shares

	Janus Flexible Bond Fund
For a share outstanding during each year ended June 30	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$10.64	$10.50	$10.85	$10.54	$10.70
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.24(1)	0.25(1)	0.30	0.35	0.37
Net realized and unrealized gain/(loss)	(0.13)	0.31	(0.14)	0.46	0.19
Total from Investment Operations	0.11	0.56	0.16	0.81	0.56
Less Dividends and Distributions:
Dividends (from net investment income)	(0.27)	(0.30)	(0.30)	(0.35)	(0.38)
Distributions (from capital gains)	–	(0.12)	(0.21)	(0.15)	(0.34)
Total Dividends and Distributions	(0.27)	(0.42)	(0.51)	(0.50)	(0.72)
Net Asset Value, End of Period	$10.48	$10.64	$10.50	$10.85	$10.54
Total Return	1.02%	5.47%	1.45%	7.97%	5.41%
Net Assets, End of Period (in thousands)	$785,362	$666,272	$719,932	$697,880	$400,706
Average Net Assets for the Period (in thousands)	$678,538	$649,984	$786,291	$539,788	$371,462
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.79%	0.80%	0.75%	0.77%	0.76%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.79%	0.79%	0.75%	0.77%	0.76%
Ratio of Net Investment Income/(Loss)	2.25%	2.38%	2.09%	3.06%	3.51%
Portfolio Turnover Rate	124%	118%	118%	126%	147%

Class C Shares

	Janus Flexible Bond Fund
For a share outstanding during each year ended June 30	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$10.64	$10.50	$10.85	$10.54	$10.70
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.16(1)	0.17(1)	0.21	0.27	0.29
Net realized and unrealized gain/(loss)	(0.13)	0.31	(0.14)	0.46	0.19
Total from Investment Operations	0.03	0.48	0.07	0.73	0.48
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)	(0.22)	(0.21)	(0.27)	(0.30)
Distributions (from capital gains)	–	(0.12)	(0.21)	(0.15)	(0.34)
Total Dividends and Distributions	(0.19)	(0.34)	(0.42)	(0.42)	(0.64)
Net Asset Value, End of Period	$10.48	$10.64	$10.50	$10.85	$10.54
Total Return	0.28%	4.68%	0.65%	7.14%	4.62%
Net Assets, End of Period (in thousands)	$349,070	$304,253	$432,713	$425,830	$268,575
Average Net Assets for the Period (in thousands)	$332,035	$341,462	$470,325	$336,150	$264,522
Ratios to Average Net Assets:
Ratio of Gross Expenses	1.53%	1.58%	1.55%	1.55%	1.51%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.53%	1.56%	1.55%	1.55%	1.51%
Ratio of Net Investment Income/(Loss)	1.52%	1.60%	1.30%	2.29%	2.75%
Portfolio Turnover Rate	124%	118%	118%	126%	147%

(1)	Per share amounts are calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

Janus Investment Fund | 21

Financial Highlights  (continued)

Class D Shares

	Janus Flexible Bond Fund
For a share outstanding during each year ended June 30	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$10.64	$10.50	$10.85	$10.54	$10.70
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.26(1)	0.27(1)	0.32	0.37	0.39
Net realized and unrealized gain/(loss)	(0.14)	0.31	(0.14)	0.46	0.18
Total from Investment Operations	0.12	0.58	0.18	0.83	0.57
Less Dividends and Distributions:
Dividends (from net investment income)	(0.29)	(0.32)	(0.32)	(0.37)	(0.39)
Distributions (from capital gains)	–	(0.12)	(0.21)	(0.15)	(0.34)
Total Dividends and Distributions	(0.29)	(0.44)	(0.53)	(0.52)	(0.73)
Net Asset Value, End of Period	$10.47	$10.64	$10.50	$10.85	$10.54
Total Return	1.12%	5.67%	1.61%	8.17%	5.59%
Net Assets, End of Period (in thousands)	$643,371	$662,074	$750,690	$802,674	$686,500
Average Net Assets for the Period (in thousands)	$658,439	$677,831	$825,062	$747,701	$691,039
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.60%	0.61%	0.60%	0.59%	0.59%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.60%	0.61%	0.60%	0.59%	0.59%
Ratio of Net Investment Income/(Loss)	2.46%	2.57%	2.25%	3.28%	3.68%
Portfolio Turnover Rate	124%	118%	118%	126%	147%

Class I Shares

	Janus Flexible Bond Fund
For a share outstanding during each year ended June 30	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$10.64	$10.50	$10.85	$10.54	$10.70
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.26(1)	0.27(1)	0.32	0.38	0.40
Net realized and unrealized gain/(loss)	(0.13)	0.31	(0.14)	0.46	0.18
Total from Investment Operations	0.13	0.58	0.18	0.84	0.58
Less Dividends and Distributions:
Dividends (from net investment income)	(0.29)	(0.32)	(0.32)	(0.38)	(0.40)
Distributions (from capital gains)	–	(0.12)	(0.21)	(0.15)	(0.34)
Total Dividends and Distributions	(0.29)	(0.44)	(0.53)	(0.53)	(0.74)
Net Asset Value, End of Period	$10.48	$10.64	$10.50	$10.85	$10.54
Total Return	1.24%	5.69%	1.66%	8.21%	5.62%
Net Assets, End of Period (in thousands)	$5,971,814	$3,486,670	$2,918,160	$1,691,809	$1,230,115
Average Net Assets for the Period (in thousands)	$5,007,807	$3,017,072	$2,181,783	$1,567,379	$1,067,665
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.57%	0.62%	0.56%	0.55%	0.58%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.57%	0.59%	0.55%	0.55%	0.56%
Ratio of Net Investment Income/(Loss)	2.46%	2.59%	2.28%	3.29%	3.72%
Portfolio Turnover Rate	124%	118%	118%	126%	147%

(1)	Per share amounts are calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

22 | JUNE 30, 2015

Class N Shares

	Janus Flexible Bond Fund
For a share outstanding during each year or period ended June 30	2015	2014	2013	2012(1)

Net Asset Value, Beginning of Period	$10.63	$10.50	$10.85	$10.82
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.27(2)	0.29(2)	0.39	0.05
Net realized and unrealized gain/(loss)	(0.12)	0.30	(0.19)	0.01
Total from Investment Operations	0.15	0.59	0.20	0.06
Less Dividends and Distributions:
Dividends (from net investment income)	(0.31)	(0.34)	(0.34)	(0.03)
Distributions (from capital gains)	–	(0.12)	(0.21)	–
Total Dividends and Distributions	(0.31)	(0.46)	(0.55)	(0.03)
Net Asset Value, End of Period	$10.47	$10.63	$10.50	$10.85
Total Return*	1.37%	5.74%	1.77%	0.57%
Net Assets, End of Period (in thousands)	$638,030	$225,650	$64,760	$253,638
Average Net Assets for the Period (in thousands)	$467,431	$161,478	$210,599	$196,727
Ratios to Average Net Assets:
Ratio of Gross Expenses**	0.44%	0.45%	0.44%	0.46%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	0.44%	0.45%	0.44%	0.46%
Ratio of Net Investment Income/(Loss)**	2.57%	2.78%	2.45%	2.78%
Portfolio Turnover Rate	124%	118%	118%	126%

Class R Shares

	Janus Flexible Bond Fund
For a share outstanding during each year ended June 30	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$10.64	$10.50	$10.85	$10.54	$10.70
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.19(2)	0.20(2)	0.26	0.31	0.33
Net realized and unrealized gain/(loss)	(0.12)	0.32	(0.14)	0.46	0.18
Total from Investment Operations	0.07	0.52	0.12	0.77	0.51
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.26)	(0.26)	(0.31)	(0.33)
Distributions (from capital gains)	–	(0.12)	(0.21)	(0.15)	(0.34)
Total Dividends and Distributions	(0.23)	(0.38)	(0.47)	(0.46)	(0.67)
Net Asset Value, End of Period	$10.48	$10.64	$10.50	$10.85	$10.54
Total Return	0.61%	5.05%	1.02%	7.54%	4.94%
Net Assets, End of Period (in thousands)	$33,915	$23,049	$30,080	$26,212	$9,585
Average Net Assets for the Period (in thousands)	$28,705	$24,473	$29,460	$13,660	$7,906
Ratios to Average Net Assets:
Ratio of Gross Expenses	1.19%	1.20%	1.17%	1.18%	1.20%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.19%	1.20%	1.17%	1.18%	1.20%
Ratio of Net Investment Income/(Loss)	1.84%	1.95%	1.67%	2.63%	3.06%
Portfolio Turnover Rate	124%	118%	118%	126%	147%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from May 31, 2012 (inception date) through June 30, 2012.
(2)	Per share amounts are calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

Janus Investment Fund | 23

Financial Highlights  (continued)

Class S Shares

	Janus Flexible Bond Fund
For a share outstanding during each year ended June 30	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$10.64	$10.50	$10.85	$10.55	$10.71
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.23(1)	0.23(1)	0.28	0.34	0.35
Net realized and unrealized gain/(loss)	(0.14)	0.32	(0.14)	0.45	0.19
Total from Investment Operations	0.09	0.55	0.14	0.79	0.54
Less Dividends and Distributions:
Dividends (from net investment income)	(0.25)	(0.29)	(0.28)	(0.34)	(0.36)
Distributions (from capital gains)	–	(0.12)	(0.21)	(0.15)	(0.34)
Total Dividends and Distributions	(0.25)	(0.41)	(0.49)	(0.49)	(0.70)
Net Asset Value, End of Period	$10.48	$10.64	$10.50	$10.85	$10.55
Total Return	0.87%	5.31%	1.26%	7.69%	5.21%
Net Assets, End of Period (in thousands)	$68,701	$116,274	$75,202	$74,154	$57,799
Average Net Assets for the Period (in thousands)	$92,884	$83,118	$78,304	$66,641	$60,614
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.94%	0.95%	0.95%	0.95%	0.95%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.94%	0.95%	0.94%	0.94%	0.95%
Ratio of Net Investment Income/(Loss)	2.18%	2.23%	1.91%	2.92%	3.31%
Portfolio Turnover Rate	124%	118%	118%	126%	147%

Class T Shares

	Janus Flexible Bond Fund
For a share outstanding during each year ended June 30	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$10.63	$10.49	$10.85	$10.54	$10.70
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.25(1)	0.26(1)	0.31	0.36	0.38
Net realized and unrealized gain/(loss)	(0.13)	0.31	(0.15)	0.46	0.18
Total from Investment Operations	0.12	0.57	0.16	0.82	0.56
Less Dividends and Distributions:
Dividends (from net investment income)	(0.28)	(0.31)	(0.31)	(0.36)	(0.38)
Distributions (from capital gains)	–	(0.12)	(0.21)	(0.15)	(0.34)
Total Dividends and Distributions	(0.28)	(0.43)	(0.52)	(0.51)	(0.72)
Net Asset Value, End of Period	$10.47	$10.63	$10.49	$10.85	$10.54
Total Return	1.12%	5.58%	1.42%	8.06%	5.47%
Net Assets, End of Period (in thousands)	$1,409,448	$1,135,441	$1,165,892	$1,286,847	$794,629
Average Net Assets for the Period (in thousands)	$1,300,050	$1,096,557	$1,333,891	$1,033,338	$727,010
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.69%	0.70%	0.70%	0.70%	0.70%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.69%	0.69%	0.69%	0.69%	0.70%
Ratio of Net Investment Income/(Loss)	2.35%	2.49%	2.16%	3.14%	3.56%
Portfolio Turnover Rate	124%	118%	118%	126%	147%

(1)	Per share amounts are calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

24 | JUNE 30, 2015

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Janus Flexible Bond Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in income-producing securities. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class N Shares also are available to Janus proprietary products.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or

Janus Investment Fund | 25

Notes to Financial Statements (continued)

more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary
FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from

26 | JUNE 30, 2015

foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions
Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2.	Other Investments and Strategies

Additional Investment Risk
The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since

Janus Investment Fund | 27

Notes to Financial Statements (continued)

these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Loans
The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of June 30, 2015.

•	Bank Loans – Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

•	Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as the London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital

28 | JUNE 30, 2015

structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

•	Mezzanine Loans – Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities
Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying assets fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Fund’s yield and your return.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans at a faster pace than expected, may shorten the effective maturities of these securities and may result in the Fund having to reinvest proceeds at a lower interest rate.

In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing the Fund’s sensitivity to interest rate changes and causing its price to decline.

Real Estate Investing
The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of

Janus Investment Fund | 29

Notes to Financial Statements (continued)

REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt
The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities
The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

3.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

			Contractual
	Average		Investment
	Daily Net Assets		Advisory
Fund	of the Fund		Fee (%)

Janus Flexible Bond Fund	First $	300 Million	0.50
	Over $	300 Million	0.40

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the transfer agency agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least November 1, 2015.

Expense
Fund	Limit (%)

Janus Flexible Bond Fund	0.51

If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including,

30 | JUNE 30, 2015

but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the transfer agency agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with

Janus Investment Fund | 31

Notes to Financial Statements (continued)

respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $580,523 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2015. The Fund’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2015 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2015 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $279,000 were paid by the Trust to a Trustee under the Deferred Plan during the year ended June 30, 2015.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2015 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the year ended June 30, 2015, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Flexible Bond Fund	$53,909

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended June 30, 2015, redeeming shareholders of Class A Shares paid the following CDSCs to Janus Distributors:

Fund (Class A Shares)	CDSC

Janus Flexible Bond Fund	$5,076

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the

32 | JUNE 30, 2015

year ended June 30, 2015, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

Janus Flexible Bond Fund	$26,447

4.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed		Loss Deferrals		Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Late-Year	Post-October	to Tax	Appreciation/
Fund	Income	Gains	Capital Losses	Ordinary Loss	Capital Loss	Differences	(Depreciation)

Janus Flexible Bond Fund	$230,839	$–	$(76,513,852)	$–	$–	$(172,458)	$47,294,807

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2015, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended June 30, 2015

			Accumulated
	No Expiration		Capital
Fund	Short-Term	Long-Term	Losses

Janus Flexible Bond Fund	$(76,513,852)	$–	$(76,513,852)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Janus Flexible Bond Fund	$9,855,192,728	$111,181,744	$(63,886,937)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the fiscal year ended June 30, 2015

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Flexible Bond Fund	$227,145,591	$–	$–	$–

Janus Investment Fund | 33

Notes to Financial Statements (continued)

For the fiscal year ended June 30, 2014

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Flexible Bond Fund	$180,143,105	$65,122,463	$–	$–

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

	Increase/(Decrease)	Increase/(Decrease) to Undistributed Net	Increase/(Decrease) to Undistributed Net
Fund	to Capital	Investment Income/Loss	Realized Gain/Loss

Janus Flexible Bond Fund	$1,402,711	$22,287,139	$(23,689,850)

5.	Capital Share Transactions

	Janus Flexible Bond Fund
For each year ended June 30	2015	2014

Transactions in Fund Shares – Class A Shares:
Shares sold	35,563,453	23,078,594
Reinvested dividends and distributions	1,440,030	2,327,063
Shares repurchased	(24,667,674)	(31,350,775)
Net Increase/(Decrease) in Fund Shares	12,335,809	(5,945,118)
Shares Outstanding, Beginning of Period	62,638,693	68,583,811
Shares Outstanding, End of Period	74,974,502	62,638,693
Transactions in Fund Shares – Class C Shares:
Shares sold	11,841,617	4,803,012
Reinvested dividends and distributions	416,282	784,533
Shares repurchased	(7,538,417)	(18,205,625)
Net Increase/(Decrease) in Fund Shares	4,719,482	(12,618,080)
Shares Outstanding, Beginning of Period	28,602,056	41,220,136
Shares Outstanding, End of Period	33,321,538	28,602,056
Transactions in Fund Shares – Class D Shares:
Shares sold	7,377,173	5,385,467
Reinvested dividends and distributions	1,580,720	2,530,832
Shares repurchased	(9,782,719)	(17,185,766)
Net Increase/(Decrease) in Fund Shares	(824,826)	(9,269,467)
Shares Outstanding, Beginning of Period	62,245,803	71,515,270
Shares Outstanding, End of Period	61,420,977	62,245,803
Transactions in Fund Shares – Class I Shares:
Shares sold	324,484,860	176,359,574
Reinvested dividends and distributions	11,812,407	10,828,299
Shares repurchased	(94,012,829)	(137,388,121)
Net Increase/(Decrease) in Fund Shares	242,284,438	49,799,752
Shares Outstanding, Beginning of Period	327,811,960	278,012,208
Shares Outstanding, End of Period	570,096,398	327,811,960
Transactions in Fund Shares – Class N Shares:
Shares sold	55,424,854	18,117,292
Reinvested dividends and distributions	1,169,637	676,180
Shares repurchased	(16,882,670)	(3,743,660)
Net Increase/(Decrease) in Fund Shares	39,711,821	15,049,812
Shares Outstanding, Beginning of Period	21,219,400	6,169,588
Shares Outstanding, End of Period	60,931,221	21,219,400

34 | JUNE 30, 2015

	Janus Flexible Bond Fund
For each year ended June 30	2015	2014

Transactions in Fund Shares – Class R Shares:
Shares sold	2,166,567	1,253,275
Reinvested dividends and distributions	42,666	64,386
Shares repurchased	(1,138,625)	(2,016,550)
Net Increase/(Decrease) in Fund Shares	1,070,608	(698,889)
Shares Outstanding, Beginning of Period	2,166,915	2,865,804
Shares Outstanding, End of Period	3,237,523	2,166,915
Transactions in Fund Shares – Class S Shares:
Shares sold	3,914,349	6,265,720
Reinvested dividends and distributions	214,293	288,636
Shares repurchased	(8,499,747)	(2,788,773)
Net Increase/(Decrease) in Fund Shares	(4,371,105)	3,765,583
Shares Outstanding, Beginning of Period	10,928,697	7,163,114
Shares Outstanding, End of Period	6,557,592	10,928,697
Transactions in Fund Shares – Class T Shares:
Shares sold	55,086,507	33,924,267
Reinvested dividends and distributions	3,180,031	4,232,641
Shares repurchased	(30,454,452)	(42,477,906)
Net Increase/(Decrease) in Fund Shares	27,812,086	(4,320,998)
Shares Outstanding, Beginning of Period	106,772,022	111,093,020
Shares Outstanding, End of Period	134,584,108	106,772,022

6.	Purchases and Sales of Investment Securities

For the year ended June 30, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Flexible Bond Fund	$5,172,226,560	$3,752,915,454	$8,647,594,200	$6,618,724,628

7.	Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2015 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund | 35

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders
of Janus Flexible Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Flexible Bond Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) at June 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
August 13, 2015

36 | JUNE 30, 2015

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service

Janus Investment Fund | 37

Additional Information (unaudited) (continued)

providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the

38 | JUNE 30, 2015

second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for

Janus Investment Fund | 39

Additional Information (unaudited) (continued)

the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper

40 | JUNE 30, 2015

quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

Janus Investment Fund | 41

Additional Information (unaudited) (continued)

underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus

42 | JUNE 30, 2015

Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also

Janus Investment Fund | 43

Additional Information (unaudited) (continued)

noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that

44 | JUNE 30, 2015

Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

Janus Investment Fund | 45

Additional Information (unaudited) (continued)

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief

46 | JUNE 30, 2015

that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund | 47

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2015. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will

48 | JUNE 30, 2015

notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or

Janus Investment Fund | 49

Useful Information About Your Fund Report (unaudited) (continued)

investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

50 | JUNE 30, 2015

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2015:

Dividends Received Deduction Percentage

Fund

Janus Flexible Bond Fund	7%

Qualified Dividend Income Percentage

Fund

Janus Flexible Bond Fund	6%

Janus Investment Fund | 51

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 61 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Chief Executive Officer, Imprint Capital (impact investment firm) (since 2013), and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	61	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

52 | JUNE 30, 2015

TRUSTEES (continued)

					Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Managing Director, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	61	Director of MotiveQuest LLC (strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	61	Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Investment Fund | 53

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

					Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	61	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	61	None

54 | JUNE 30, 2015

TRUSTEES (continued)

Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	61	Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

Trustee Consultant

Raudline Etienne* 151 Detroit Street Denver, CO 80206 DOB: 1965	Consultant	6/14-Present	Senior Vice President, Albright Stonebridge Group LLC (global strategy firm) (since 2011). Formerly, Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	N/A	Director of Brightwood Capital Advisors, LLC (since 2014).

*  Raudline Etienne was appointed consultant to the Trustees effective June 2, 2014. Shareholders of the Janus Funds are expected to be asked to elect Ms. Etienne as a Trustee at a future shareholder meeting.

Janus Investment Fund | 55

Trustees and Officers (unaudited) (continued)

OFFICERS

Principal Occupations During the
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Past Five Years

Gibson Smith 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President and Co-Portfolio Manager Janus Flexible Bond Fund	5/07-Present	Chief Investment Officer Fixed Income and Executive Vice President of Janus Capital; Director of Perkins Investment Management LLC; and Portfolio Manager for other Janus accounts. Formerly, Executive Vice President of Janus Distributors LLC and Janus Services LLC (2007-2013).

Darrell Watters 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Co-Portfolio Manager Janus Flexible Bond Fund	5/07-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Stephanie Grauerholz 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, Vice President and Assistant Secretary of Janus Distributors LLC, and Vice President of Janus Services LLC (since 2015).

Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present	President of Janus Capital Group Inc. and Janus Capital Management LLC (since 2013); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013), and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

56 | JUNE 30, 2015

OFFICERS (continued)

Principal Occupations During the
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Past Five Years

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund | 57

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0815-94130	125-02-93019 08-15

annual report
June 30, 2015

Janus Global Bond Fund

Janus Investment Fund

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Global Bond Fund

Janus Global Bond Fund (unaudited)

FUND SNAPSHOT
We believe a fundamentally driven corporate and sovereign investment process can generate risk-adjusted outperformance and capital preservation over time. Our comprehensive, bottom-up view complements traditional top-down decision making, seeking to provide a sustainable competitive advantage.
Chris Diaz co-portfolio manager	Gibson Smith co-portfolio manager	Darrell Watters co-portfolio manager

PERFORMANCE OVERVIEW

During the one-year period ended June 30, 2015, Janus Global Bond Fund’s Class I Shares returned -4.81% compared with -7.09% for the Fund’s primary benchmark, the Barclays Global Aggregate Bond Index, and -4.73% for the Fund’s secondary benchmark, the Barclays Global Aggregate Corporate Bond Index.

MARKET ENVIRONMENT

The year was a tale of monetary policy divergence, with both Europe and Japan adopting a more accommodative stance at the same time markets were preparing for the U.S. to raise interest rates. These developments came to dominate global bond and currency markets. Yet the trends that were prevalent through the winter underwent a marked reversal during the period’s final three months. Some of the most dynamic moves were associated with Europe. Starting last summer, as eurozone inflation sank well below 1% and economic growth stalled, yields on Germany’s 10-year bund began a precipitous slide from 1.29%. By August, the yield on the 2-year note dipped into negative territory, never to recover, and the euro fell from 1.36 in U.S. dollar terms to 1.05. In the wake of the European Central Bank’s (ECB) winter announcement of its own quantitative-easing (QE) program, yields on the 10-year bund nearly dipped to 0%. German sovereign debt then sold off aggressively during the spring, with the 10-year yield rising to as high as 0.98%. Fueling the sell-off were concerns that the winter’s bond rally within the eurozone may have gotten ahead of itself, and also – in light of improving growth and inflation data – that it may not be necessary for the ECB to complete the previously announced asset purchases in their entirety. Following the bund’s lead, yield curves steepened across the eurozone, with peripheral nations experiencing the strongest moves. By June, growing concern over Greece’s ability to meet its debt obligations also weighed on peripheral sovereign debt, while at the same time reeling yields back in on safe-haven bunds.

The U.S. Treasury yield curve flattened during the period, although much of the gains of longer-dated securities were given up over the final few months. Long-dated Treasury yields fell through the end of 2014 as investors clamored for dollar-denominated assets. Solid U.S. economic growth suggested to investors that the Federal Reserve (Fed) would initiate rate hikes in 2015. A spring rebound in economic data, along with signs of incipient growth in Europe, caused Treasurys to sell off and the curve to steepen. Still, global interest rate differentials and developments in China and Greece likely capped yields on the longer end of the curve.

PERFORMANCE DISCUSSION

The Fund outperformed its primary benchmark for the period. Contributing most to relative performance was our positioning in the euro and Japanese yen, where we were significantly underweight the benchmark. On an asset class basis, our yield curve positioning in sovereign debt was a primary contributor to results. Exposure to peripheral eurozone countries that have taken substantive steps to address fiscal imbalances and improve competitiveness aided relative results. Both Portugal and Ireland fall into this category. Our exposure to Italian sovereign debt, however, bucked this trend and was a key relative detractor for the period. Outside of Europe, our yield curve positioning in New Zealand’s government debt contributed to results.

Our exposure to investment-grade corporate credits contributed to performance as well. Security selection, along with spread carry – a measure of excess income generated by holding specific securities – were factors in outperformance. Credit sectors that helped spur outperformance included wireline communications, pharmaceuticals and banks.

Our out-of-benchmark high-yield credit exposure, on the other hand, weighed down relative performance. Penalties incurred for exposure to high-yield, along with our yield curve positioning, overpowered strong security selection and spread carry generated within the segment. High-yield

Janus Investment Fund | 1

Janus Global Bond Fund (unaudited)

credit suffered acutely due to the year’s massive decline in global energy prices and the sector’s significant presence in this segment of the corporate credit market.

Also detracting from relative performance was our yield curve positioning in commercial mortgage-backed securities (CMBS) and our out-of-benchmark allocation to non-agency mortgage-backed securities (MBS).

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

Even with the reversal of the bund rally this past spring, we believe that the foundations underlying the winter’s original move are still largely valid and will be with us for quite some time. The ECB’s QE program may not play out exactly the way that unconventional monetary policy did in the U.S., when a wide range of risk assets steadily rose in unison, but it is our view that the environment will remain favorable for European assets. Growth is slowly returning to the region and we expect inflation to remain considerably below the ECB’s target. With this economic backdrop and the ECB’s presence in the market, we do not expect the yield on the bund to plumb the depths of 0.07% again, but we do expect lower rates to persist.

The recent flare-up with Greece is evidence that much of the region is still not out of the woods and that growth-friendly structural reforms must become mainstays of economic policy if the region wants to avoid similar crises in the future.

As we look forward, we will continue to monitor a variety of factors that we consider to be substantial risks to the fixed income space. Chief among them is a lack of market liquidity. In fact, it is our view that the recent sell-off in the bund was exacerbated by a dearth of buyers within the market.

While we maintain limited exposure to emerging markets, adverse developments in those regions could send shock waves through global bond markets. China is attempting to manage an unexpectedly strong slowdown as well as distortions within its equity and real estate markets. The country remains the marginal buyer of a range of commodities, so any sustained change in its growth trajectory will reverberate across the world, especially with natural resources exporters. Both Brazil and Russia face domestic economic headwinds, and the latter is further hobbled by sanctions.

We have no exposure to Japanese government debt, but the country merits monitoring given its stature in the global economy. A healthy Japan would benefit much of Asia – and farther afield. But such a scenario may entail the government of Prime Minister Shinzo Abe effectively deploying the so-called “third arrow” of Abenomics, which is structural reform. We expect growth to continue within the UK, and that country’s central bank to be among the first movers in raising interest rates. That development would provide support to both UK government bonds and the pound.

Given the potential risks that we have identified, we have moved to a more defensive position. The Fund’s duration at the beginning of the period was slightly above that of the benchmark. Over the most recent quarter we substantially lowered duration, especially when compared to the benchmark. Further buttressing our defensive positioning has been our increased allocation to U.S. Treasurys. While we see numerous opportunities in global fixed income markets caused by diverging monetary policy, we first and foremost remain mindful of our primary responsibilities of capital preservation and generating risk-adjusted returns.

Thank you for your investment in Janus Global Bond Fund.

2 | JUNE 30, 2015

(unaudited)

Janus Global Bond Fund At A Glance

Fund Profile
June 30, 2015

Weighted Average Maturity	10.5 Years
Average Effective Duration*	5.5 Years
30-day Current Yield**
Class A Shares at NAV
Without Reimbursement	0.57%
With Reimbursement	0.66%
Class A Shares at MOP
Without Reimbursement	0.54%
With Reimbursement	0.63%
Class C Shares***
Without Reimbursement	-0.16%
With Reimbursement	-0.07%
Class D Shares
Without Reimbursement	0.66%
With Reimbursement	0.85%
Class I Shares
Without Reimbursement	0.71%
With Reimbursement	0.81%
Class N Shares
Without Reimbursement	0.93%
With Reimbursement	1.03%
Class S Shares
Without Reimbursement	0.42%
With Reimbursement	0.51%
Class T Shares
Without Reimbursement	0.68%
With Reimbursement	0.78%
Number of Bonds/Notes	182

*	A theoretical measure of price volatility
**	Yield will fluctuate
***	Does not include the 1.00% contingent deferred sales charge.

Ratings† Summary – (% of Total Investments)
June 30, 2015

AAA	0.5%
AA	25.6%
A	14.9%
BBB	29.6%
BB	7.4%
B	3.3%
CCC	0.5%
Not Rated	16.5%
Other	1.7%

†	Credit ratings provided by Standard & Poor’s (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P’s measures. Further information on S&P’s rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. “Not Rated” securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. “Other” includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment – (% of Net Assets)
As of June 30, 2015

Asset Allocation – (% of Net Assets)
As of June 30, 2015

Janus Investment Fund | 3

Janus Global Bond Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2015			Expense Ratios – per the October 28, 2014 prospectuses
	One	Since	Total Annual Fund	Net Annual Fund
	Year	Inception*	Operating Expenses	Operating Expenses

Janus Global Bond Fund – Class A Shares

NAV	–5.03%	3.12%	1.02%	0.96%

MOP	–9.55%	2.01%

Janus Global Bond Fund – Class C Shares

NAV	–5.75%	2.36%	1.80%	1.74%

CDSC	–6.65%	2.36%

Janus Global Bond Fund – Class D Shares(1)	–4.88%	3.24%	0.92%	0.84%

Janus Global Bond Fund – Class I Shares	–4.81%	3.35%	0.75%	0.66%

Janus Global Bond Fund – Class N Shares	–4.73%	3.20%	0.71%	0.66%

Janus Global Bond Fund – Class S Shares	–5.18%	3.02%	1.25%	1.17%

Janus Global Bond Fund – Class T Shares	–4.96%	3.16%	0.99%	0.92%

Barclays Global Aggregate Bond Index	–7.09%	1.35%

Barclays Global Aggregate Corporate Bond Index	–4.73%	3.90%

Morningstar Quartile – Class I Shares	2nd	2nd

Morningstar Ranking – based on total returns for World Bond Funds	168/385	85/289

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2015.

See important disclosures on the next page.

4 | JUNE 30, 2015

(unaudited)

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility, lower liquidity and differing financial and information reporting standards, all of which are magnified in emerging markets.

Fixed income securities are subject to interest rate, inflation, credit and default risk. The bond market is volatile. As interest rates rise, bond prices usually fall, and vice versa. The return of principal is not guaranteed, and prices may decline if an issuer fails to make timely payments or its credit strength weakens.

High-yield/high-risk bonds, also known as “junk” bonds, involve a greater risk of default and price volatility than U.S. Government and other high quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

Sovereign debt securities are subject to the additional risk that, under some political, diplomatic, social or economic circumstances, some developing countries that issue lower quality debt securities may be unable or unwilling to make principal or interest payments as they come due.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class N Shares commenced operations on October 28, 2013. Performance shown for periods prior to October 28, 2013, reflects the performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class N Shares, without the effect of any fee and expense limitations or waivers.

If Class N Shares of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class N Shares reflects the fees and expenses of Class N Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectus for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return and yield, and therefore the ranking for the period.

© 2015 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – December 28, 2010
(1)	Closed to certain new investors.

Janus Investment Fund | 5

Janus Global Bond Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/15)	(6/30/15)	(1/1/15 - 6/30/15)†	(1/1/15)	(6/30/15)	(1/1/15 - 6/30/15)†	(1/1/15 - 6/30/15)

Class A Shares	$1,000.00	$968.00	$4.88	$1,000.00	$1,019.84	$5.01	1.00%

Class C Shares	$1,000.00	$964.30	$8.57	$1,000.00	$1,016.07	$8.80	1.76%

Class D Shares	$1,000.00	$968.80	$4.00	$1,000.00	$1,020.73	$4.11	0.82%

Class I Shares	$1,000.00	$968.10	$3.71	$1,000.00	$1,021.03	$3.81	0.76%

Class N Shares	$1,000.00	$969.50	$3.22	$1,000.00	$1,021.52	$3.31	0.66%

Class S Shares	$1,000.00	$967.30	$5.56	$1,000.00	$1,019.14	$5.71	1.14%

Class T Shares	$1,000.00	$968.40	$4.44	$1,000.00	$1,020.28	$4.56	0.91%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6 | JUNE 30, 2015

Janus Global Bond Fund

Schedule of Investments

As of June 30, 2015

Shares or Principal Amount			Value
Asset-Backed/Commercial Mortgage-Backed Securities – 14.4%
	$665,000	AmeriCredit Automobile Receivables Trust 2012-4 2.6800%, 10/9/18	$677,348
	221,000	AmeriCredit Automobile Receivables Trust 2013-4 3.3100%, 10/8/19	226,774
	391,000	AmeriCredit Automobile Receivables Trust 2015-2 3.0000%, 6/8/21	391,655
	440,000	Aventura Mall Trust 2013-AVM 3.8674%, 12/5/32 (144A),‡	430,003
	494,000	BAMLL Commercial Mortgage Securities Trust 2015-200P 3.7157%, 4/14/33 (144A),‡	435,755
	98,300	Banc of America Commercial Mortgage Trust 2007-5 5.7720%, 2/10/51‡	103,388
	350,000	Boca Hotel Portfolio Trust 2013-BOCA 3.2355%, 8/15/26 (144A),‡	349,793
GBP	916,356	Broadgate Financing PLC 1.5240%, 1/5/22‡	1,413,761
	158,000	COMM 2007-C9 Mortgage Trust 5.6500%, 12/10/49‡	165,078
	591,465	Commercial Mortgage Trust 2007-GG11 5.8670%, 12/10/49‡	634,435
	526,000	Core Industrial Trust 2015-TEXW 3.9770%, 2/10/34 (144A),‡	493,766
	2,212,000	CSMC Trust 2014-SURF 2.4355%, 2/15/29 (144A),‡	2,207,171
	417,953	DB Master Finance LLC 2015-1 3.2620%, 2/20/45 (144A)	419,536
GBP	779,318	DECO 12-UK 4 PLC 0.8406%, 1/27/20‡	1,139,826
GBP	1,080,000	DECO 2012-MHILL, Ltd. 2.8428%, 7/28/21‡	1,697,908
GBP	1,950,000	DECO 2012-MHILL, Ltd. 2.8428%, 7/28/21‡	3,059,430
GBP	1,042,080	Eddystone Finance PLC 1.0938%, 4/19/21‡	1,596,991
	646,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2.3870%, 3/25/25‡	641,363
	788,213	FREMF 2010 K-SCT Mortgage Trust 2.0000%, 1/25/20§	702,774
EUR	782,246	German Residential Funding 2013-2, Ltd. 1.1380%, 8/27/24‡	887,668
EUR	769,115	German Residential Funding 2013-2, Ltd. 3.4880%, 8/27/24‡	893,343
EUR	918,022	German Residential Funding 2013-2, Ltd. 2.9880%, 11/27/24‡	1,054,021
	680,000	GS Mortgage Securities Corp. II 3.5495%, 12/10/27 (144A),‡	644,398
	221,000	Hilton USA Trust 2013-HLT 4.4065%, 11/5/30 (144A)	222,918
	200,000	Hilton USA Trust 2013-HLT 5.6086%, 11/5/30 (144A),‡	202,704
	163,000	JP Morgan Chase Commercial Mortgage Securities Trust 2014-FBLU 3.6815%, 12/15/28 (144A),‡	162,922
	303,000	JP Morgan Chase Commercial Mortgage Securities Trust 2015-COSMO 1.9855%, 1/15/32 (144A),‡	302,033
	305,000	JP Morgan Chase Commercial Mortgage Securities Trust 2015-COSMO 4.1355%, 1/15/32 (144A),‡	305,819
	519,000	LB-UBS Commercial Mortgage Trust 2007-C2 5.4930%, 2/15/40‡	544,380
GBP	1,530,283	London & Regional Debt Securitisation No 2 PLC 5.8721%, 10/15/15‡	2,435,317
EUR	3,487,782	Magellan Mortgages No 3 PLC 0.2510%, 5/15/58‡	3,313,548
GBP	2,812,000	Nemus II Arden PLC 0.7969%, 2/15/20‡	4,333,697
GBP	1,579,000	Residential Mortgage Securities 28 PLC 2.2213%, 6/15/46‡	2,443,848
EUR	685,984	Rivoli Pan Europe PLC 0.1730%, 8/3/18‡	753,199
	276,000	Santander Drive Auto Receivables Trust 2.5200%, 9/17/18	277,405
	293,000	Santander Drive Auto Receivables Trust 2012-5 3.3000%, 9/17/18	299,289
	433,000	Santander Drive Auto Receivables Trust 2015-1 3.2400%, 4/15/21	435,434
NOK	16,100,000	Scandinavian Consumer Loans No. 4, Ltd. 4.1100%, 1/15/37‡	2,080,811
	3,330,900	Starwood Retail Property Trust 2014-STAR 3.2500%, 11/15/27 (144A),‡	3,329,301
	439,000	Starwood Retail Property Trust 2014-STAR 4.1500%, 11/15/27 (144A),‡	438,772
EUR	328,333	Taurus 2013 GMF1 PLC 1.0380%, 5/21/24‡	370,020
EUR	613,210	Taurus 2013 GMF1 PLC 1.9880%, 5/21/24‡	696,193
GBP	1,006,000	Ulysses European Loan Conduit No 27 PLC 0.8006%, 7/25/17‡	1,522,734
	1,349,000	Wendy’s Funding LLC 2015-1 3.3710%, 6/15/45 (144A)	1,346,972

Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $48,073,043)			46,083,501

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 7

Janus Global Bond Fund

Schedule of Investments

As of June 30, 2015

Shares or Principal Amount			Value
Bank Loans and Mezzanine Loans – 2.8%
Consumer Cyclical – 0.3%
	$765,083	Hanesbrands, Inc. 3.2500%, 4/29/22‡	$768,917
	266,000	Staples, Inc. 0%, 4/7/21‡,(a)	265,391

			1,034,308
Consumer Non-Cyclical – 0.2%
	606,325	IMS Health, Inc. 3.5000%, 3/17/21‡	602,526
Industrial – 0.8%
	2,455,267	American Builders & Contractors Supply Co., Inc. 3.5000%, 4/16/20‡	2,442,345
Technology – 1.5%
	4,746,786	Avago Technologies Cayman, Ltd. 3.7500%, 5/6/21‡	4,751,010

Total Bank Loans and Mezzanine Loans (cost $8,853,462)			8,830,189
Corporate Bonds – 35.1%
Banking – 6.8%
	600,000	Ally Financial, Inc. 4.6250%, 5/19/22	592,500
	780,000	Bank of America Corp. 8.0000%µ	822,900
EUR	656,000	Bank of Ireland 3.2500%, 1/15/19	770,210
EUR	1,499,000	Bank of Ireland 4.2500%, 6/11/24	1,671,087
EUR	1,500,000	Bankia SA 4.0000%, 5/22/24‡	1,623,615
	3,550,000	Intesa Sanpaolo SpA 5.0170%, 6/26/24 (144A)	3,448,348
AUD	3,744,000	Morgan Stanley 5.0000%, 9/30/21	3,002,571
	831,000	Morgan Stanley 4.1000%, 5/22/23	832,553
EUR	1,421,000	Royal Bank of Scotland Group PLC 1.6250%, 6/25/19	1,588,856
	2,896,000	Royal Bank of Scotland Group PLC 6.0000%, 12/19/23	3,066,667
	1,774,000	Svenska Handelsbanken AB 5.2500%µ	1,717,055
EUR	1,310,000	UBS AG 4.7500%, 2/12/26‡	1,547,987
	1,185,000	Zions Bancorporation 5.8000%µ	1,127,231

			21,811,580
Basic Industry – 1.9%
EUR	2,850,000	Albemarle Corp. 1.8750%, 12/8/21	3,132,369
	430,000	Albemarle Corp. 4.1500%, 12/1/24	428,612
	433,000	Albemarle Corp. 5.4500%, 12/1/44	433,389
	658,000	Ashland, Inc. 6.8750%, 5/15/43	667,870
	1,283,000	Rockwood Specialties Group, Inc. 4.6250%, 10/15/20	1,335,924

			5,998,164
Brokerage – 2.2%
	350,000	E*TRADE Financial Corp. 5.3750%, 11/15/22	358,750
	1,193,000	E*TRADE Financial Corp. 4.6250%, 9/15/23	1,172,122
	815,000	Lazard Group LLC 4.2500%, 11/14/20	856,940
	533,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.8750%, 3/15/22 (144A)	569,644
	898,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 4.8750%, 4/15/45 (144A)	814,233
	1,789,000	Raymond James Financial, Inc. 5.6250%, 4/1/24	1,990,087
	754,000	TD Ameritrade Holding Corp. 2.9500%, 4/1/22	747,596
	627,000	TD Ameritrade Holding Corp. 3.6250%, 4/1/25	636,748

			7,146,120
Capital Goods – 2.8%
	675,000	CNH Industrial Capital LLC 3.6250%, 4/15/18	675,000
	794,000	Exelis, Inc. 5.5500%, 10/1/21	873,648
	294,000	Harris Corp. 3.8320%, 4/27/25	285,789
	445,000	Harris Corp. 5.0540%, 4/27/45	423,959
CAD	2,753,000	Holcim Finance Canada, Inc. 3.6500%, 4/10/18	2,310,113
	689,000	Martin Marietta Materials, Inc. 1.3818%, 6/30/17‡	686,114
EUR	1,661,000	Mohawk Industries, Inc. 2.0000%, 1/14/22	1,856,306
	399,000	Vulcan Materials Co. 7.0000%, 6/15/18	450,870
	33,000	Vulcan Materials Co. 7.5000%, 6/15/21	37,950
	1,365,000	Vulcan Materials Co. 4.5000%, 4/1/25	1,361,587

			8,961,336
Communications – 1.7%
EUR	377,000	Discovery Communications LLC 2.3750%, 3/7/22	433,526
EUR	613,000	Discovery Communications LLC 1.9000%, 3/19/27	620,058
CAD	1,240,000	Rogers Communications, Inc. 5.3800%, 11/4/19	1,128,660
	3,131,000	Sirius XM Radio, Inc. 5.2500%, 8/15/22 (144A)	3,271,895

			5,454,139
Consumer Cyclical – 3.8%
	858,000	1011778 BC ULC / New Red Finance, Inc. 4.6250%, 1/15/22 (144A)	845,130
	526,000	DR Horton, Inc. 3.7500%, 3/1/19	529,945
EUR	1,674,000	Expedia, Inc. 2.5000%, 6/3/22	1,839,250

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | JUNE 30, 2015

Schedule of Investments

As of June 30, 2015

Shares or Principal Amount			Value
Consumer Cyclical – (continued)
EUR	1,110,000	FCE Bank PLC 1.8750%, 4/18/19	$1,266,335
EUR	1,042,000	FCE Bank PLC 1.8750%, 6/24/21	1,176,058
	$683,000	General Motors Co. 4.8750%, 10/2/23	720,069
EUR	714,000	Schaeffler Finance BV 3.2500%, 5/15/19	799,877
EUR	698,000	Schaeffler Finance BV 3.5000%, 5/15/22	780,008
EUR	1,594,000	Volkswagen International Finance NV 3.5000%µ	1,626,943
EUR	1,458,000	Volkswagen International Finance NV 3.7500%µ	1,678,057
EUR	385,000	Volkswagen International Finance NV 4.6250%µ	445,254
	337,000	ZF North America Capital, Inc. 4.7500%, 4/29/25 (144A)	326,260

			12,033,186
Consumer Non-Cyclical – 4.2%
	1,142,000	Actavis Funding SCS 3.0000%, 3/12/20	1,144,590
	1,323,000	Actavis Funding SCS 3.8000%, 3/15/25	1,299,612
	628,000	Actavis Funding SCS 4.5500%, 3/15/35	597,085
	471,000	Actavis Funding SCS 4.7500%, 3/15/45	448,418
EUR	1,631,000	Bayer AG 2.3750%, 4/2/75‡	1,723,809
EUR	592,000	FMC Finance VIII SA 5.2500%, 7/31/19	743,712
	839,000	Fresenius Medical Care US Finance II, Inc. 5.8750%, 1/31/22 (144A)	889,340
	478,000	HJ Heinz Co. 2.8000%, 7/2/20 (144A)	478,372
	410,000	HJ Heinz Co. 3.5000%, 7/15/22 (144A)	410,962
	900,000	Laboratory Corp. of America Holdings 3.2000%, 2/1/22	887,305
EUR	870,000	Valeant Pharmaceuticals International, Inc. 4.5000%, 5/15/23	939,146
	472,000	Valeant Pharmaceuticals International, Inc. 5.8750%, 5/15/23 (144A)	483,800
	471,000	Valeant Pharmaceuticals International, Inc. 6.1250%, 4/15/25 (144A)	484,541
	848,000	Zimmer Biomet Holdings, Inc. 2.7000%, 4/1/20	843,805
	1,002,000	Zimmer Biomet Holdings, Inc. 3.1500%, 4/1/22	985,623
	1,155,000	Zimmer Biomet Holdings, Inc. 3.5500%, 4/1/25	1,115,946

			13,476,066
Energy – 3.0%
	508,000	Chesapeake Energy Corp. 5.3750%, 6/15/21	459,740
	210,000	Chesapeake Energy Corp. 4.8750%, 4/15/22	182,175
	275,000	Cimarex Energy Co. 5.8750%, 5/1/22	294,250
	832,000	Cimarex Energy Co. 4.3750%, 6/1/24	821,750
	256,000	DCP Midstream Operating LP 5.6000%, 4/1/44†	228,325
	327,000	EnLink Midstream Partners LP 5.6000%, 4/1/44	317,721
	2,022,000	Helmerich & Payne International Drilling Co. 4.6500%, 3/15/25 (144A)	2,087,286
EUR	3,150,000	Total SA 2.2500%µ	3,396,284
EUR	1,606,000	Total SA 2.6250%µ	1,663,523

			9,451,054
Finance Companies – 0.8%
EUR	290,000	Baggot Securities, Ltd. 10.2400% (144A),µ	333,414
	256,000	GE Capital Trust I 6.3750%, 11/15/67‡	273,408
	367,000	General Electric Capital Corp. 6.3750%, 11/15/67‡	394,525
	900,000	General Electric Capital Corp. 6.2500%µ	984,375
	500,000	General Electric Capital Corp. 7.1250%µ	576,875

			2,562,597
Financial – 1.0%
GBP	2,050,000	Kennedy Wilson Europe Real Estate PLC 3.9500%, 6/30/22	3,172,392
Government Sponsored – 0.5%
EUR	1,500,000	Permanent TSB PLC 2.3750%, 5/22/18	1,652,135
Insurance – 0.6%
	196,000	CNO Financial Group, Inc. 4.5000%, 5/30/20	198,940
	557,000	CNO Financial Group, Inc. 5.2500%, 5/30/25	566,023
	919,000	Primerica, Inc. 4.7500%, 7/15/22	980,464

			1,745,427
Real Estate Investment Trusts (REITs) – 0.7%
EUR	1,860,000	Prologis International Funding II SA 2.7500%, 10/23/18	2,183,670
Technology – 5.1%
	3,042,000	Cadence Design Systems, Inc. 4.3750%, 10/15/24	3,051,753
	350,000	Molex Electronic Technologies LLC 2.8780%, 4/15/20 (144A)	344,628
	1,402,000	Molex Electronic Technologies LLC 3.9000%, 4/15/25 (144A)	1,358,471
	279,000	Seagate HDD Cayman 4.7500%, 6/1/23	283,371
	1,443,000	Seagate HDD Cayman 4.7500%, 1/1/25 (144A)	1,434,128

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 9

Janus Global Bond Fund

Schedule of Investments

As of June 30, 2015

Shares or Principal Amount			Value
Technology – (continued)
	$717,000	Seagate HDD Cayman 4.8750%, 6/1/27 (144A)	$696,971
	772,000	Seagate HDD Cayman 5.7500%, 12/1/34 (144A)	760,127
	2,266,000	Trimble Navigation, Ltd. 4.7500%, 12/1/24	2,269,059
	2,355,000	TSMC Global, Ltd. 1.6250%, 4/3/18 (144A)	2,328,057
	522,000	Verisk Analytics, Inc. 4.8750%, 1/15/19	558,018
	746,000	Verisk Analytics, Inc. 5.8000%, 5/1/21	839,321
	1,466,000	Verisk Analytics, Inc. 4.0000%, 6/15/25	1,435,660
	792,000	Verisk Analytics, Inc. 5.5000%, 6/15/45	778,930

			16,138,494

Total Corporate Bonds (cost $116,903,105)			111,786,360
Foreign Government Bonds – 27.4%
EUR	2,559,000	Bundesrepublik Deutschland 1.0000%, 8/15/24	2,922,720
EUR	3,635,000	Bundesrepublik Deutschland 0.5000%, 2/15/25	3,950,079
EUR	4,105,000	Ireland Government Bond 3.9000%, 3/20/23	5,451,766
EUR	697,000	Ireland Government Bond 3.4000%, 3/18/24	896,520
EUR	2,867,000	Ireland Government Bond 2.4000%, 5/15/30	3,307,331
EUR	1,587,000	Ireland Government Bond 2.0000%, 2/18/45	1,545,201
EUR	1,856,000	Italy Buoni Poliennali Del Tesoro 4.5000%, 5/1/23	2,443,788
EUR	1,217,000	Italy Buoni Poliennali Del Tesoro 4.5000%, 3/1/24	1,600,048
EUR	1,288,000	Italy Buoni Poliennali Del Tesoro 4.7500%, 9/1/44 (144A)	1,807,585
MXN	54,210,000	Mexican Bonos 4.7500%, 6/14/18	3,461,383
MXN	42,335,000	Mexican Bonos 7.7500%, 11/13/42	3,000,671
NZD	6,617,000	New Zealand Government Bond 5.0000%, 3/15/19	4,803,745
NZD	2,512,000	New Zealand Government Bond 3.0000%, 4/15/20	1,695,571
NZD	14,965,000	New Zealand Government Bond 5.5000%, 4/15/23	11,649,542
NZD	4,371,000	New Zealand Government Bond 4.5000%, 4/15/27	3,202,476
EUR	1,291,000	Spain Government Bond 4.8500%, 10/31/20 (144A)	1,696,044
EUR	1,200,000	Spain Government Bond 5.5000%, 4/30/21 (144A)	1,634,333
EUR	3,494,000	Spain Government Bond 4.4000%, 10/31/23 (144A)	4,576,435
EUR	515,000	Spain Government Bond 5.1500%, 10/31/44 (144A)	766,633
SEK	23,685,000	Sweden Government Bond 1.5000%, 11/13/23	3,003,789
SEK	67,975,000	Sweden Government Bond 2.5000%, 5/12/25	9,362,774
GBP	3,473,000	United Kingdom Gilt 1.7500%, 7/22/19	5,550,831
GBP	3,142,961	United Kingdom Gilt 2.2500%, 9/7/23	5,053,109
GBP	2,290,000	United Kingdom Gilt 3.2500%, 1/22/44	3,968,081

Total Foreign Government Bonds (cost $95,052,233)			87,350,455
Preferred Stocks – 0.7%
Capital Markets – 0.3%
	25,875	Morgan Stanley, 6.8750%	690,345
	4,775	Morgan Stanley Capital Trust III, 6.2500%	121,906
	623	Morgan Stanley Capital Trust IV, 6.2500%	15,849
	312	Morgan Stanley Capital Trust V, 5.7500%	7,881
	250	Morgan Stanley Capital Trust VIII, 6.4500%	6,337

			842,318
Commercial Banks – 0.3%
	37,525	Wells Fargo & Co., 6.6250%	1,035,690
Industrial Conglomerates – 0%
	3,318	General Electric Capital Corp., 4.7000%	80,627
Pharmaceuticals – 0.1%
	294	Allergan PLC, 5.5000%	306,519

Total Preferred Stocks (cost $2,115,941)			2,265,154
U.S. Treasury Notes/Bonds – 17.6%
	$4,258,000	2.0000%, 4/30/16	4,317,876
	20,961,000	0.3750%, 5/31/16†	20,975,736
	8,341,000	0.5000%, 6/30/16	8,354,688
	9,318,000	0.6250%, 7/15/16	9,343,475
	3,848,000	2.1250%, 5/15/25	3,778,255
	745,000	3.5000%, 2/15/39	803,087
	3,075,000	2.5000%, 2/15/45	2,706,246
	5,888,000	3.0000%, 5/15/45	5,770,240

Total U.S. Treasury Notes/Bonds (cost $56,208,020)			56,049,603
Total Investments (total cost $327,205,804) – 98.0%			312,365,262

Cash, Receivables and Other Assets, net of Liabilities – 2.0%			6,347,787

Net Assets – 100%			$318,713,049

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 | JUNE 30, 2015

Schedule of Investments

As of June 30, 2015

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States	$148,619,689	47.6%
United Kingdom	39,027,323	12.5
Ireland	27,286,781	8.7
New Zealand	21,351,334	6.8
Sweden	16,164,429	5.2
Germany	15,886,059	5.1
Spain	10,297,060	3.3
Italy	9,299,769	3.0
Mexico	6,462,054	2.1
France	5,059,807	1.6
Singapore	4,751,010	1.5
Switzerland	3,858,100	1.2
Taiwan	2,328,057	0.8
Canada	1,973,790	0.6

Total	$312,365,262	100.0%

Schedule of Forward Currency Contracts, Open

	Currency Units		Unrealized
	Sold/	Currency	Appreciation/
Counterparty/Currency and Settlement Date	(Purchased)	Value	(Depreciation)

JPMorgan Chase & Co.:
Australian Dollar 7/29/15	(4,657,000)	$(3,586,127)	$8,964
British Pound 7/29/15	(1,023,000)	(1,606,785)	(1,089)
British Pound 7/29/15	(2,180,000)	(3,424,039)	3,504
Canadian Dollar 7/29/15	(3,864,000)	(3,092,960)	(21,911)
Euro 7/29/15	45,636,000	50,890,276	155,370
Indian Rupee 7/29/15	(849,423,000)	(13,262,168)	(39,163)
Japanese Yen 7/29/15	(2,803,864,000)	(22,921,672)	360,264
Mexican Peso 7/29/15	(49,685,000)	(3,154,911)	(51,286)
New Zealand Dollar 7/29/15	31,695,000	21,411,496	256,633
Norwegian Krone 7/29/15	16,400,000	2,091,263	(6,025)
Philippine Peso 7/29/15	(307,438,000)	(6,808,472)	(1,540)
Swedish Krona 7/29/15	102,366,000	12,362,529	55,417

Total		$28,898,430	$719,138

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 11

Notes to Schedule of Investments and Other Information

Barclays Global Aggregate Bond Index	A broad-based measure of the global investment grade fixed-rate debt markets.

Barclays Global Aggregate Corporate Bond Index	Measures global investment grade, fixed-rate corporate bonds.

LLC	Limited Liability Company

LP	Limited Partnership

PLC	Public Limited Company

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2015 is indicated in the table below:

		Value as a %
Fund	Value	of Net Assets

Janus Global Bond Fund	$43,138,500	13.5%

(a)	All or a portion of this position has not settled. Upon settlement date, interest rates for unsettled amounts will be determined. Interest and dividends will not be accrued until time of settlement.

†	A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of June 30, 2015, is noted below.

Fund	Aggregate Value

Janus Global Bond Fund	$5,181,894

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of year end.

µ	This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

§	Schedule of Restricted and Illiquid Securities (as of June 30, 2015)

	Acquisition			Value as a
	Date	Cost	Value	% of Net Assets

Janus Global Bond Fund
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20	4/29/2013	$702,454	$702,774	0.2%

The Fund has registration rights for certain restricted securities held as of June 30, 2015. The issuer incurs all registration costs.

12 | JUNE 30, 2015

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended June 30, 2015. Unless otherwise indicated, all information in the table is for the year ended June 30, 2015.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/14	Purchases	Sales	at 6/30/15	Gain/(Loss)	Income	at 6/30/15

Janus Global Bond Fund
Janus Cash Liquidity Fund LLC	4,995,762	347,255,918	(352,251,680)	–	$–	$7,448	$–

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2015. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2015)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Global Bond Fund
Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$–	$46,083,501	$–

Bank Loans and Mezzanine Loans	–	8,830,189	–

Corporate Bonds	–	111,786,360	–

Foreign Government Bonds	–	87,350,455	–

Preferred Stocks	–	2,265,154	–

U.S. Treasury Notes/Bonds	–	56,049,603	–

Total Investments in Securities	$–	$312,365,262	$–

Other Financial Instruments(a):
Forward Currency Contracts	$–	$840,152	$–

Total Assets	$–	$313,205,414	$–

Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$–	$121,014	$–

(a)	Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swap contracts are reported at their market value at measurement date.

Janus Investment Fund | 13

Statement of Assets and Liabilities

As of June 30, 2015	Janus Global Bond Fund

Assets:
Investments, at cost	$327,205,804
Investments, at value	$312,365,262
Cash denominated in foreign currency(1)	9,187,816
Forward currency contracts	840,152
Closed foreign currency contracts	8,182
Non-interested Trustees’ deferred compensation	6,351
Receivables:
Investments sold	15,481,736
Fund shares sold	1,030,416
Dividends	11,575
Dividends from affiliates	27
Interest	2,036,771
Other assets	9,036
Total Assets	340,977,324
Liabilities:
Due to custodian	16,686,881
Forward currency contracts	121,014
Closed foreign currency contracts	65,297
Payables:
Investments purchased	4,511,423
Fund shares repurchased	601,825
Dividends	18,725
Advisory fees	136,253
Fund administration fees	2,569
Transfer agent fees and expenses	17,288
12b-1 Distribution and shareholder servicing fees	11,834
Non-interested Trustees’ fees and expenses	2,242
Non-interested Trustees’ deferred compensation fees	6,351
Accrued expenses and other payables	82,573
Total Liabilities	22,264,275
Net Assets	$318,713,049

See footnotes at the end of the Statement.
See Notes to Financial Statements.

14 | JUNE 30, 2015

As of June 30, 2015	Janus Global Bond Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)	$343,848,522
Undistributed net investment income/(loss)	(3,879,591)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(7,126,832)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(14,129,050)
Total Net Assets	$318,713,049
Net Assets - Class A Shares	$27,198,237
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,835,460
Net Asset Value Per Share(2)	$9.59
Maximum Offering Price Per Share(3)	$10.07
Net Assets - Class C Shares	$7,338,622
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	764,384
Net Asset Value Per Share(2)	$9.60
Net Assets - Class D Shares	$10,131,689
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,056,717
Net Asset Value Per Share	$9.59
Net Assets - Class I Shares	$33,551,077
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,500,893
Net Asset Value Per Share	$9.58
Net Assets - Class N Shares	$222,451,505
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	23,223,140
Net Asset Value Per Share	$9.58
Net Assets - Class S Shares	$162,028
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	16,881
Net Asset Value Per Share	$9.60
Net Assets - Class T Shares	$17,879,891
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,863,927
Net Asset Value Per Share	$9.59

(1)	Includes cost of $9,831,385.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3)	Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund | 15

Statement of Operations

For the year ended June 30, 2015	Janus Global Bond Fund

Investment Income:
Interest	$8,476,415
Dividends	123,001
Dividends from affiliates	7,448
Other income	182,277
Total Investment Income	8,789,141
Expenses:
Advisory fees	2,027,947
12b-1 Distribution and shareholder servicing fees:
Class A Shares	60,200
Class C Shares	57,540
Class S Shares	480
Transfer agent administrative fees and expenses:
Class D Shares	14,799
Class S Shares	480
Class T Shares	44,158
Transfer agent networking and omnibus fees:
Class A Shares	17,237
Class C Shares	4,799
Class I Shares	27,341
Other transfer agent fees and expenses:
Class A Shares	2,661
Class C Shares	832
Class D Shares	5,228
Class I Shares	1,453
Class N Shares	406
Class T Shares	305
Shareholder reports expense	23,970
Registration fees	95,591
Custodian fees	27,203
Professional fees	86,819
Non-interested Trustees’ fees and expenses	8,180
Fund administration fees	30,679
Other expenses	83,182
Total Expenses	2,621,490
Less: Excess Expense Reimbursement	(115,152)
Net Expenses	2,506,338
Net Investment Income/(Loss)	6,282,803
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	4,987,920
Total Net Realized Gain/(Loss) on Investments	4,987,920
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(27,969,184)
Total Change in Unrealized Net Appreciation/Depreciation	(27,969,184)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(16,698,461)

See Notes to Financial Statements.

16 | JUNE 30, 2015

Statements of Changes in Net Assets

	Janus Global
	Bond Fund
For each year or period ended June 30	2015	2014(1)

Operations:
Net investment income/(loss)	$6,282,803	$7,310,416
Net realized gain/(loss) on investments	4,987,920	3,059,076
Change in unrealized net appreciation/depreciation	(27,969,184)	17,455,656
Net Increase/(Decrease) in Net Assets Resulting from Operations	(16,698,461)	27,825,148
Dividends and Distributions to Shareholders:
Net Investment Income
Class A Shares	(1,366,636)	(109,129)
Class C Shares	(254,486)	(19,784)
Class D Shares	(619,693)	(269,437)
Class I Shares	(1,980,986)	(2,196,835)
Class N Shares	(12,749,278)	(5,568,649)
Class S Shares	(8,108)	(16,069)
Class T Shares	(875,025)	(219,944)
Return of Capital
Class A Shares	(10,504)	–
Class C Shares	(1,956)	–
Class D Shares	(4,763)	–
Class I Shares	(15,225)	–
Class N Shares	(97,989)	–
Class S Shares	(62)	–
Class T Shares	(6,725)	–
Net Decrease from Dividends and Distributions to Shareholders	(17,991,436)	(8,399,847)
Capital Share Transactions:
Shares Sold
Class A Shares	36,153,414	4,639,840
Class C Shares	7,752,657	914,509
Class D Shares	6,570,831	7,934,979
Class I Shares	88,715,311	7,884,807
Class N Shares	20,617,326	244,694,972
Class S Shares	11,846	4,080
Class T Shares	18,133,919	11,655,097
Reinvested Dividends and Distributions
Class A Shares	1,271,564	79,014
Class C Shares	218,173	18,304
Class D Shares	604,425	256,549
Class I Shares	1,730,208	1,669,053
Class N Shares	12,847,170	5,568,649
Class S Shares	8,167	16,069
Class T Shares	879,609	217,123
Shares Repurchased
Class A Shares	(13,788,826)	(3,433,603)
Class C Shares	(1,320,128)	(1,334,184)
Class D Shares	(8,922,223)	(5,639,748)
Class I Shares	(56,167,564)	(247,099,912)
Class N Shares	(35,764,008)	(12,283,121)
Class S Shares	(257,587)	(549,450)
Class T Shares	(11,149,604)	(7,563,732)

See footnotes at the end of the Statements.
See Notes to Financial Statements.

Janus Investment Fund | 17

Statements of Changes in Net Assets  (continued)

	Janus Global
	Bond Fund
For each year or period ended June 30	2015	2014(1)

Net Increase/(Decrease) from Capital Share Transactions	68,144,680	7,649,295
Net Increase/(Decrease) in Net Assets	33,454,783	27,074,596
Net Assets:
Beginning of period	285,258,266	258,183,670
End of period	$318,713,049	$285,258,266

Undistributed Net Investment Income/(Loss)	$(3,879,591)	$293,103

(1)	Period from October 28, 2013 (inception date) through June 30, 2014 for Class N Shares.

See Notes to Financial Statements.

18 | JUNE 30, 2015

Financial Highlights

Class A Shares

	Janus Global Bond Fund
For a share outstanding during each year or period ended June 30	2015	2014	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$10.61	$9.85	$10.48	$10.35	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.16(2)	0.26(2)	0.27	0.23	0.19
Net realized and unrealized gain/(loss)	(0.68)	0.80	(0.35)	0.27	0.31
Total from Investment Operations	(0.52)	1.06	(0.08)	0.50	0.50
Less Dividends and Distributions:
Dividends (from net investment income)	(0.50)	(0.30)	(0.12)	(0.29)	(0.15)
Distributions (from capital gains)	–	–	(0.25)	(0.08)	–
Return of capital	–(3)	–	(0.18)	–	–
Total Dividends and Distributions	(0.50)	(0.30)	(0.55)	(0.37)	(0.15)
Net Asset Value, End of Period	$9.59	$10.61	$9.85	$10.48	$10.35
Total Return*	(5.03)%	10.96%	(1.04)%	4.89%	4.99%
Net Assets, End of Period (in thousands)	$27,198	$6,247	$4,649	$5,113	$1,190
Average Net Assets for the Period (in thousands)	$24,080	$3,737	$5,017	$3,309	$958
Ratios to Average Net Assets:
Ratio of Gross Expenses**	1.04%	1.02%	1.28%	1.46%	3.50%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	1.00%	1.02%	1.01%	1.02%	0.79%
Ratio of Net Investment Income/(Loss)**	1.57%	2.53%	2.32%	2.48%	3.03%
Portfolio Turnover Rate	191%	171%	182%	222%	173%

Class C Shares

	Janus Global Bond Fund
For a share outstanding during each year or period ended June 30	2015	2014	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$10.62	$9.86	$10.49	$10.36	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.08(2)	0.16(2)	0.19	0.18	0.16
Net realized and unrealized gain/(loss)	(0.68)	0.82	(0.35)	0.24	0.31
Total from Investment Operations	(0.60)	0.98	(0.16)	0.42	0.47
Less Dividends and Distributions:
Dividends (from net investment income)	(0.42)	(0.22)	(0.08)	(0.21)	(0.11)
Distributions (from capital gains)	–	–	(0.25)	(0.08)	–
Return of capital	–(3)	–	(0.14)	–	–
Total Dividends and Distributions	(0.42)	(0.22)	(0.47)	(0.29)	(0.11)
Net Asset Value, End of Period	$9.60	$10.62	$9.86	$10.49	$10.36
Total Return*	(5.75)%	10.09%	(1.78)%	4.10%	4.70%
Net Assets, End of Period (in thousands)	$7,339	$1,325	$1,654	$1,884	$1,293
Average Net Assets for the Period (in thousands)	$5,754	$963	$2,016	$1,634	$908
Ratios to Average Net Assets:
Ratio of Gross Expenses**	1.81%	1.80%	2.05%	2.21%	4.22%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	1.77%	1.79%	1.76%	1.76%	1.36%(4)
Ratio of Net Investment Income/(Loss)**	0.81%	1.54%	1.58%	1.77%	2.45%
Portfolio Turnover Rate	191%	171%	182%	222%	173%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from December 28, 2010 (inception date) through June 30, 2011.
(2)	Per share amounts are calculated based on average shares outstanding during the year.
(3)	Less than $0.005 on a per share basis.
(4)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) would be 1.77% without the waiver of these fees and expenses.

See Notes to Financial Statements.

Janus Investment Fund | 19

Financial Highlights  (continued)

Class D Shares

	Janus Global Bond Fund
For a share outstanding during each year or period ended June 30	2015	2014	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$10.61	$9.85	$10.47	$10.35	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.18(2)	0.27(2)	0.28	0.26	0.18
Net realized and unrealized gain/(loss)	(0.68)	0.80	(0.34)	0.24	0.32
Total from Investment Operations	(0.50)	1.07	(0.06)	0.50	0.50
Less Dividends and Distributions:
Dividends (from net investment income)	(0.52)	(0.31)	(0.12)	(0.30)	(0.15)
Distributions (from capital gains)	–	–	(0.25)	(0.08)	–
Return of capital	–(3)	–	(0.19)	–	–
Total Dividends and Distributions	(0.52)	(0.31)	(0.56)	(0.38)	(0.15)
Net Asset Value, End of Period	$9.59	$10.61	$9.85	$10.47	$10.35
Total Return*	(4.88)%	11.07%	(0.84)%	4.90%	5.06%
Net Assets, End of Period (in thousands)	$10,132	$13,098	$9,875	$10,240	$4,876
Average Net Assets for the Period (in thousands)	$12,333	$8,833	$11,610	$10,566	$2,296
Ratios to Average Net Assets:
Ratio of Gross Expenses**	0.89%	0.92%	1.16%	1.31%	2.92%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	0.84%	0.92%	0.90%	0.91%	0.72%
Ratio of Net Investment Income/(Loss)**	1.77%	2.63%	2.43%	2.64%	3.08%
Portfolio Turnover Rate	191%	171%	182%	222%	173%

Class I Shares

	Janus Global Bond Fund
For a share outstanding during each year or period ended June 30	2015	2014	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$10.60	$9.84	$10.47	$10.34	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.17(2)	0.21(2)	0.31	0.29	0.19
Net realized and unrealized gain/(loss)	(0.66)	0.88	(0.37)	0.24	0.31
Total from Investment Operations	(0.49)	1.09	(0.06)	0.53	0.50
Less Dividends and Distributions:
Dividends (from net investment income)	(0.53)	(0.33)	(0.12)	(0.32)	(0.16)
Distributions (from capital gains)	–	–	(0.25)	(0.08)	–
Return of capital	–(3)	–	(0.20)	–	–
Total Dividends and Distributions	(0.53)	(0.33)	(0.57)	(0.40)	(0.16)
Net Asset Value, End of Period	$9.58	$10.60	$9.84	$10.47	$10.34
Total Return*	(4.81)%	11.24%	(0.79)%	5.15%	5.02%
Net Assets, End of Period (in thousands)	$33,551	$2,990	$234,166	$14,810	$10,464
Average Net Assets for the Period (in thousands)	$32,970	$77,450	$74,492	$12,500	$7,863
Ratios to Average Net Assets:
Ratio of Gross Expenses**	0.80%	0.75%	0.75%	1.13%	3.13%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	0.76%	0.75%	0.75%	0.76%	0.77%
Ratio of Net Investment Income/(Loss)**	1.73%	2.13%	2.27%	2.77%	3.06%
Portfolio Turnover Rate	191%	171%	182%	222%	173%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from December 28, 2010 (inception date) through June 30, 2011.
(2)	Per share amounts are calculated based on average shares outstanding during the year.
(3)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

20 | JUNE 30, 2015

Class N Shares

	Janus Global Bond Fund
For a share outstanding during each year or period ended June 30	2015	2014(1)

Net Asset Value, Beginning of Period	$10.60	$10.12
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.20	0.22
Net realized and unrealized gain/(loss)	(0.68)	0.50
Total from Investment Operations	(0.48)	0.72
Less Dividends and Distributions:
Dividends (from net investment income)	(0.54)	(0.24)
Distributions (from capital gains)	–	–
Return of capital	–(3)	–
Total Dividends and Distributions	(0.54)	(0.24)
Net Asset Value, End of Period	$9.58	$10.60
Total Return*	(4.73)%	7.22%
Net Assets, End of Period (in thousands)	$222,452	$249,350
Average Net Assets for the Period (in thousands)	$245,055	$237,653
Ratios to Average Net Assets:
Ratio of Gross Expenses**	0.70%	0.71%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	0.67%	0.71%
Ratio of Net Investment Income/(Loss)**	1.95%	3.19%
Portfolio Turnover Rate	191%	171%

Class S Shares

	Janus Global Bond Fund
For a share outstanding during each year or period ended June 30	2015	2014	2013	2012	2011(4)

Net Asset Value, Beginning of Period	$10.62	$9.87	$10.49	$10.36	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.16(2)	0.23(2)	0.26	0.25	0.20
Net realized and unrealized gain/(loss)	(0.69)	0.83	(0.35)	0.23	0.29
Total from Investment Operations	(0.53)	1.06	(0.09)	0.48	0.49
Less Dividends and Distributions:
Dividends (from net investment income)	(0.49)	(0.31)	(0.11)	(0.27)	(0.13)
Distributions (from capital gains)	–	–	(0.25)	(0.08)	–
Return of capital	–(3)	–	(0.17)	–	–
Total Dividends and Distributions	(0.49)	(0.31)	(0.53)	(0.35)	(0.13)
Net Asset Value, End of Period	$9.60	$10.62	$9.87	$10.49	$10.36
Total Return*	(5.18)%	10.90%	(1.06)%	4.69%	4.96%
Net Assets, End of Period (in thousands)	$162	$418	$905	$915	$875
Average Net Assets for the Period (in thousands)	$192	$571	$943	$895	$851
Ratios to Average Net Assets:
Ratio of Gross Expenses**	1.19%	1.25%	1.49%	1.62%	3.84%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	1.17%	1.06%	1.13%	1.20%	0.86%(5)
Ratio of Net Investment Income/(Loss)**	1.60%	2.29%	2.20%	2.33%	2.97%
Portfolio Turnover Rate	191%	171%	182%	222%	173%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from October 28, 2013 (inception date) through June 30, 2014.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Less than $0.005 on a per share basis.
(4)	Period from December 28, 2010 (inception date) through June 30, 2011.
(5)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) would be 1.27% without the waiver of these fees and expenses.

See Notes to Financial Statements.

Janus Investment Fund | 21

Financial Highlights  (continued)

Class T Shares

	Janus Global Bond Fund
For a share outstanding during each year or period ended June 30	2015	2014	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$10.61	$9.86	$10.48	$10.35	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.17(2)	0.26(2)	0.27	0.31	0.16
Net realized and unrealized gain/(loss)	(0.68)	0.80	(0.34)	0.19	0.34
Total from Investment Operations	(0.51)	1.06	(0.07)	0.50	0.50
Less Dividends and Distributions:
Dividends (from net investment income)	(0.51)	(0.31)	(0.12)	(0.29)	(0.15)
Distributions (from capital gains)	–	–	(0.25)	(0.08)	–
Return of capital	–(3)	–	(0.18)	–	–
Total Dividends and Distributions	(0.51)	(0.31)	(0.55)	(0.37)	(0.15)
Net Asset Value, End of Period	$9.59	$10.61	$9.86	$10.48	$10.35
Total Return*	(4.96)%	10.91%	(0.91)%	4.90%	4.99%
Net Assets, End of Period (in thousands)	$17,880	$11,830	$6,935	$2,317	$8,808
Average Net Assets for the Period (in thousands)	$17,663	$7,406	$4,055	$4,904	$1,739
Ratios to Average Net Assets:
Ratio of Gross Expenses**	0.96%	0.99%	1.19%	1.38%	2.33%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	0.92%	0.97%	0.98%	1.00%	0.68%(4)
Ratio of Net Investment Income/(Loss)**	1.66%	2.60%	2.29%	2.44%	2.92%
Portfolio Turnover Rate	191%	171%	182%	222%	173%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from December 28, 2010 (inception date) through June 30, 2011.
(2)	Per share amounts are calculated based on average shares outstanding during the year.
(3)	Less than $0.005 on a per share basis.
(4)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) would be 1.01% without the waiver of these fees and expenses.

See Notes to Financial Statements.

22 | JUNE 30, 2015

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Janus Global Bond Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in income-producing securities. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class N Shares also are available to Janus proprietary products.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued

Janus Investment Fund | 23

Notes to Financial Statements (continued)

at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary
FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

24 | JUNE 30, 2015

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions
Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2.	Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended June 30, 2015 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust

Janus Investment Fund | 25

Notes to Financial Statements (continued)

currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

•	Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

•	Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk

26 | JUNE 30, 2015

in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported on the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/(depreciation) (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the year, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to take a positive outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the year, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to take a negative outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

The following table provides average ending monthly currency value amounts on purchased and sold forward currency contracts during the year ended June 30, 2015.

Fund	Purchased	Sold

Janus Global Bond Fund	$54,702,258	$137,326,654

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2015.

Fair Value of Derivative Instruments as of June 30, 2015

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Global Bond Fund
Currency Contracts	Forward currency contracts	$840,152	Forward currency contracts	$121,014

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended June 30, 2015.

The effect of Derivative Instruments on the Statements of Operations for the year ended June 30, 2015

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as	Investments and foreign
hedging instruments	currency transactions

Janus Global Bond Fund
Currency Contracts	$16,056,121

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Investments, foreign
currency translations and
Derivatives not accounted for as	non-interested Trustees’
hedging instruments	deferred compensation

Janus Global Bond Fund
Currency Contracts	$950,988

Please see the Fund’s Statement of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

Janus Investment Fund | 27

Notes to Financial Statements (continued)

3.	Other Investments and Strategies

Additional Investment Risk
The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will

28 | JUNE 30, 2015

have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
The Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Loans
The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of June 30, 2015.

•	Bank Loans – Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

•	Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as the London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

•	Mezzanine Loans – Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity

Janus Investment Fund | 29

Notes to Financial Statements (continued)

interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities
Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying assets fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Fund’s yield and your return.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans at a faster pace than expected, may shorten the effective maturities of these securities and may result in the Fund having to reinvest proceeds at a lower interest rate.

In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing the Fund’s sensitivity to interest rate changes and causing its price to decline.

Offsetting Assets and Liabilities
The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of June 30, 2015” table located in Note 2 of these Notes to Financial Statements and/or the Fund’s Schedule of Investments.

30 | JUNE 30, 2015

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
Counterparty	of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

JPMorgan Chase & Co.	$840,152	$(121,014)	$–	$719,138

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
Counterparty	of Recognized Liabilities	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

JPMorgan Chase & Co.	$121,014	$(121,014)	$–	$–

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund will segregate cash or high-grade securities in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Real Estate Investing
The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt
The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect

Janus Investment Fund | 31

Notes to Financial Statements (continued)

the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities
The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

	Average Daily
	Net Assets		Contractual Investment
Fund	of the Fund		Advisory Fee (%)

Janus Global Bond Fund	First $	1 Billion	0.60
	Next $	1 Billion	0.55
	Over $	2 Billion	0.50

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the transfer agency agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least November 1, 2015.

Previous
	New Expense	Expense
	Limit (%)	Limit (%)
	(November 1,	(until November
Fund	2014 to present)	1, 2014)

Janus Global Bond Fund	0.66	0.75

If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the transfer agency agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of

32 | JUNE 30, 2015

Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $580,523 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2015. The Fund’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2015 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2015 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of

Janus Investment Fund | 33

Notes to Financial Statements (continued)

$279,000 were paid by the Trust to a Trustee under the Deferred Plan during the year ended June 30, 2015.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2015 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the year ended June 30, 2015, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Global Bond Fund	$5,959

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended June 30, 2015, redeeming shareholders of Class A Shares paid the following CDSCs to Janus Distributors:

Fund (Class A Shares)	CDSC

Janus Global Bond Fund	$4,859

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2015, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

Janus Global Bond Fund	$1,289

As of June 30, 2015, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

	% of Class	% of Fund
Fund	Owned	Owned

Janus Global Bond Fund - Class A Shares	-%	-%
Janus Global Bond Fund - Class C Shares	-	-
Janus Global Bond Fund - Class D Shares	-	-
Janus Global Bond Fund - Class I Shares	-	-
Janus Global Bond Fund - Class N Shares	99	69
Janus Global Bond Fund - Class S Shares	93	0
Janus Global Bond Fund - Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and

34 | JUNE 30, 2015

losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The Fund has elected to defer post-October losses and qualified late-year losses as noted in the table below. These losses will be deferred for tax purposes and recognized during the next fiscal year.

	Undistributed	Undistributed		Loss Deferrals		Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Late-Year	Post-October	to Tax	Appreciation/
Fund	Income	Gains	Capital Losses	Ordinary Loss	Capital Loss	Differences	(Depreciation)

Janus Global Bond Fund	$(18,725)	$–	$(6,227,333)	$(3,745,832)	$–	$(15,537)	$(15,128,046)

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2015, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2015

			Accumulated
	No Expiration		Capital
Fund	Short-Term	Long-Term	Losses

Janus Global Bond Fund	$(6,227,333)	$–	$(6,227,333)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Janus Global Bond Fund	$327,493,308	$665,837	$(15,793,883)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2015

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Global Bond Fund	$17,854,212	$–	$137,224	$–

For the year ended June 30, 2014

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Global Bond Fund	$8,399,847	$–	$–	$–

Janus Investment Fund | 35

Notes to Financial Statements (continued)

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

	Increase/(Decrease)	Increase/(Decrease) to Undistributed Net	Increase/(Decrease) to Undistributed Net
Fund	to Capital	Investment Income/Loss	Realized Gain/Loss

Janus Global Bond Fund	$(405,984)	$7,535,939	$(7,129,955)

6.	Capital Share Transactions

	Janus Global
	Bond Fund
For each year and period ended June 30	2015	2014(1)

Transactions in Fund Shares – Class A Shares:
Shares sold	3,507,594	451,408
Reinvested dividends and distributions	127,235	7,785
Shares repurchased	(1,388,152)	(342,260)
Net Increase/(Decrease) in Fund Shares	2,246,677	116,933
Shares Outstanding, Beginning of Period	588,783	471,850
Shares Outstanding, End of Period	2,835,460	588,783
Transactions in Fund Shares – Class C Shares:
Shares sold	748,852	87,881
Reinvested dividends and distributions	21,806	1,804
Shares repurchased	(131,007)	(132,585)
Net Increase/(Decrease) in Fund Shares	639,651	(42,900)
Shares Outstanding, Beginning of Period	124,733	167,633
Shares Outstanding, End of Period	764,384	124,733
Transactions in Fund Shares – Class D Shares:
Shares sold	635,808	765,775
Reinvested dividends and distributions	60,134	25,162
Shares repurchased	(874,186)	(558,517)
Net Increase/(Decrease) in Fund Shares	(178,244)	232,420
Shares Outstanding, Beginning of Period	1,234,961	1,002,541
Shares Outstanding, End of Period	1,056,717	1,234,961
Transactions in Fund Shares – Class I Shares:
Shares sold	8,585,668	780,117
Reinvested dividends and distributions	172,848	168,526
Shares repurchased	(5,539,657)	(24,465,266)
Net Increase/(Decrease) in Fund Shares	3,218,859	(23,516,623)
Shares Outstanding, Beginning of Period	282,034	23,798,657
Shares Outstanding, End of Period	3,500,893	282,034
Transactions in Fund Shares – Class N Shares:
Shares sold	1,998,286	24,192,805
Reinvested dividends and distributions	1,280,089	542,989
Shares repurchased	(3,587,241)	(1,203,788)
Net Increase/(Decrease) in Fund Shares	(308,866)	23,532,006
Shares Outstanding, Beginning of Period	23,532,006	N/A
Shares Outstanding, End of Period	23,223,140	23,532,006

36 | JUNE 30, 2015

	Janus Global
	Bond Fund
For each year and period ended June 30	2015	2014(1)

Transactions in Fund Shares – Class S Shares:
Shares sold	1,161	394
Reinvested dividends and distributions	810	1,585
Shares repurchased	(24,443)	(54,401)
Net Increase/(Decrease) in Fund Shares	(22,472)	(52,422)
Shares Outstanding, Beginning of Period	39,353	91,775
Shares Outstanding, End of Period	16,881	39,353
Transactions in Fund Shares – Class T Shares:
Shares sold	1,755,765	1,119,082
Reinvested dividends and distributions	87,678	21,213
Shares repurchased	(1,094,326)	(729,190)
Net Increase/(Decrease) in Fund Shares	749,117	411,105
Shares Outstanding, Beginning of Period	1,114,810	703,705
Shares Outstanding, End of Period	1,863,927	1,114,810

(1)	Period from October 28, 2013 (inception date) through June 30, 2014 for Class N Shares.

7.	Purchases and Sales of Investment Securities

For the year ended June 30, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Global Bond Fund	$413,914,916	$398,560,078	$276,078,958	$219,343,247

8.	Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2015 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund | 37

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders
of Janus Global Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Global Bond Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) at June 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
August 13, 2015

38 | JUNE 30, 2015

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service

Janus Investment Fund | 39

Additional Information (unaudited) (continued)

providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the

40 | JUNE 30, 2015

second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for

Janus Investment Fund | 41

Additional Information (unaudited) (continued)

the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper

42 | JUNE 30, 2015

quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

Janus Investment Fund | 43

Additional Information (unaudited) (continued)

underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus

44 | JUNE 30, 2015

Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also

Janus Investment Fund | 45

Additional Information (unaudited) (continued)

noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that

46 | JUNE 30, 2015

Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

Janus Investment Fund | 47

Additional Information (unaudited) (continued)

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief

48 | JUNE 30, 2015

that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund | 49

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2015. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will

50 | JUNE 30, 2015

notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or

Janus Investment Fund | 51

Useful Information About Your Fund Report (unaudited) (continued)

investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

52 | JUNE 30, 2015

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2015:

Return of Capital Distributions

Fund

Janus Global Bond Fund	$137,224

Dividends Received Deduction Percentage

Fund

Janus Global Bond Fund	4%

Qualified Dividend Income Percentage

Fund

Janus Global Bond Fund	4%

Janus Investment Fund | 53

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 61 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Chief Executive Officer, Imprint Capital (impact investment firm) (since 2013), and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	61	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

54 | JUNE 30, 2015

TRUSTEES (continued)

					Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Managing Director, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	61	Director of MotiveQuest LLC (strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	61	Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Investment Fund | 55

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

					Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	61	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	61	None

56 | JUNE 30, 2015

TRUSTEES (continued)

Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	61	Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

Trustee Consultant

Raudline Etienne* 151 Detroit Street Denver, CO 80206 DOB: 1965	Consultant	6/14-Present	Senior Vice President, Albright Stonebridge Group LLC (global strategy firm) (since 2011). Formerly, Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	N/A	Director of Brightwood Capital Advisors, LLC (since 2014).

*  Raudline Etienne was appointed consultant to the Trustees effective June 2, 2014. Shareholders of the Janus Funds are expected to be asked to elect Ms. Etienne as a Trustee at a future shareholder meeting.

Janus Investment Fund | 57

Trustees and Officers (unaudited) (continued)

OFFICERS

Principal Occupations During the Past
OFFICERS	Positions Held with the Trust	Term of Office* and Length of Time Served	Five Years

Christopher H. Diaz 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Co-Portfolio Manager Janus Global Bond Fund	5/11-Present	Portfolio Manager for other Janus accounts. Formerly, Portfolio Manager for ING (2000-2011).

Gibson Smith 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President and Co-Portfolio Manager Janus Global Bond Fund	12/10-Present	Chief Investment Officer Fixed Income and Executive Vice President of Janus Capital; Director of Perkins Investment Management LLC; and Portfolio Manager for other Janus accounts. Formerly, Executive Vice President of Janus Distributors LLC and Janus Services LLC (2007-2013).

Darrell Watters 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Co-Portfolio Manager Janus Global Bond Fund	12/10-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Stephanie Grauerholz 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, Vice President and Assistant Secretary of Janus Distributors LLC, and Vice President of Janus Services LLC (since 2015).

Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present	President of Janus Capital Group Inc. and Janus Capital Management LLC (since 2013); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013), and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

58 | JUNE 30, 2015

OFFICERS (continued)

Principal Occupations During the Past
OFFICERS	Positions Held with the Trust	Term of Office* and Length of Time Served	Five Years

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund | 59

Notes

60 | JUNE 30, 2015

Notes

Janus Investment Fund | 61

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0815-94129	125-02-93023 08-15

annual report
June 30, 2015

Janus High-Yield Fund

Janus Investment Fund

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus High-Yield Fund

Janus High-Yield Fund (unaudited)

FUND SNAPSHOT
We believe a bottom-up, fundamentally driven investment process that is focused on free cash flow and confirming management intentions to transform and improve balance sheets can generate risk-adjusted outperformance over time. Through our comprehensive global research process and moderate beta approach, we seek to deliver a less volatile client experience within the high-yield asset class over full market cycles.
Gibson Smith co-portfolio manager	Darrell Watters co-portfolio manager

PERFORMANCE OVERVIEW

During the one year period ended June 30, 2015, Janus High-Yield Fund’s Class T Shares returned -1.38% compared with a -0.40% return for the Fund’s benchmark, the Barclays U.S. Corporate High Yield Bond Index.

INVESTMENT ENVIRONMENT

The U.S. Treasury yield curve flattened during the period, although much of the gains of longer-dated securities were not sustained over the final few months. Long-dated Treasury yields fell through the end of 2014 as investors clamored for dollar-denominated assets. Both Europe and Japan have been taking steps to engineer even more accommodative monetary policy, making yields on Treasurys relatively attractive. Also contributing to the bond rally was softer-than-expected economic data in the first part of 2015 which diminished investor concern of breakout growth or stronger-than-expected inflation. A spring rebound in economic data, however, caused Treasurys to sell off and the curve to steepen. Late in the period, communication from the Fed that they would likely initiate the first rate hike in 2015 also kept a certain amount of upward pressure on yields. Still, global interest rate differentials and developments in China and Greece likely capped U.S. yields on the longer end of the curve. Yields on two-year Treasury notes, which are especially sensitive to Fed rate hikes, rose during the period.

Rates fell across the curve in the eurozone in anticipation of the European Central Bank (ECB) initiating quantitative easing (QE); the announcement of a larger-than-expected QE program then pushed rates down even further. Concerns that eurozone sovereigns were overvalued sparked a spring sell-off – which was aggravated by low market liquidity – causing the yield on the 10-year German bund rise to nearly 1% after having almost reached negative territory only a couple of months prior.

High-yield and investment-grade credit spreads widened during the period amid a flood of new issuance. Shareholder-friendly activity, which may not be friendly to bondholders, also weighed on bond prices. Spreads in mortgage-backed securities (MBS) were flat during the period as rate volatility hindered investors’ ability to judge MBS prepayment risk.

PERFORMANCE DISCUSSION

The Fund underperformed its benchmark, the Barclays U.S. Corporate High Yield Bond Index, during the period. Underperformance was driven largely by our overweight to energy, underweight to retailers and underweight to the BB-rated segment of the high yield market.

We remain committed to a bottom up, fundamental investment approach, which we believe is especially valuable in environments such as we find ourselves today. In our shift to a more defensive posture, we are seeking to identify high-yield corporate bonds of higher-quality companies committed to strengthening their capital structures and are thus candidates for a possible ratings upgrade. Throughout the period, we maintained a duration lower than that of the benchmark.

On the sector level, independent energy, retailers and environmental services detracted from relative performance. On an issuer level, one of the largest relative detractors was QS Wholesale, the maker of the outdoor lifestyle apparel brand, Quiksilver, which weighed on the retailers sector. After strategic missteps by previous management, a new team, led by the company’s founder, was brought in during the second quarter. The company is seeking to sell its European headquarters, an attractive asset and whose sale could potentially double the company’s liquidity, in our view.

Environmental services company, Nuverra Environmental Solutions, was the largest individual detractor from relative returns. Nuverra provides treatment and disposal services for oil and gas producers. There was investor concern that the decline in energy prices would curb demand for Nuverra’s business. As we were mindful that the decline in oil prices could curb Nuverra’s growth prospects, we exited our position.

Janus Investment Fund | 1

Janus High-Yield Fund (unaudited)

Relative sector contributors include metals and mining. Driving returns were both our significant underweight versus the benchmark – evidence that which securities we choose to avoid is equally important as those we choose to hold – and our selection of the securities that we continued to own within the sector. Also contributing to performance was security selection in aerospace and defense capital goods.

The largest individual credit contributor was ADS Tactical, a provider of military gear. We believe that ADS stands to benefit as the Department of Defense moves toward a streamlined procurement process favoring vendors of choice. Our underweight to Peabody Energy was also additive. In our view, coal miners face both daunting regulatory challenges in addition to stiff competition from natural gas, a commodity whose prices have remained under intense pressure for a sustained amount of time.

On an asset class basis, our out-of-index allocations to convertible credits and common stock were relative contributors, driven by our overweight.

OUTLOOK

Multiple factors currently have the potential to impact the fixed income environment and high-yield corporate credit in particular. Chief among them is the timing and pace of the Fed’s rate hikes and the pressure such a move would put on high-yield bonds with longer durations. We are also concerned with the releveraging of corporate balance sheets, large amounts of new issuance and market liquidity. Evidence of some investors putting the hunt for yield over capital preservation can be seen in the weakening of covenants of new many issuances.

Data suggest that the central bank is achieving its dual mandate. Strong gains in payrolls have resumed and wage growth has shown signs of accelerating. The steadying in the U.S. dollar after its rapid appreciation also aids the inflation outlook as continued gains in the currency would have made foreign products cheaper, thus keeping a lid on prices.

The dollar, however, remains one of our wild cards. Deterioration in the Greece dispute or a deceleration in non-U.S. economies could send investors fleeing back toward dollar-denominated assets, forcing a resumption in the currency’s march upward. This could pressure earnings of U.S. multinationals. In a nod to such scenarios, the Fed has acknowledged that international developments are being considered as it charts its path forward.

The winter slowdown does not affect our full-year outlook. We expect growth to catch up over the second half of 2015. Continued patches of softness may cause the Fed to delay its initial rate hike past the widely assumed September lift-off, but in our view, rates will rise – albeit cautiously – this year. We believe that better-than-expected growth is not priced into the fixed income market. That concerns us, especially as any catalyst for a sell-off, in our view, would be especially felt within the high-yield space.

We are mindful that we are quite possibly nearing the end of a credit cycle. Merger and acquisition activity, share buybacks, and debt issuance are up. We are also concerned with the potential for sustained periods of elevated volatility, which we consider suppressed by continued fixed-income inflows. Alarmingly low levels of liquidity are a risk factor that we are taking seriously. We believe that less liquid pockets of the market such as lower-rated segments of high-yield are especially vulnerable. Should an illiquidity event occur, we want to be a provider of liquidity.

We have sought to reduce risks in our portfolio, and expect to maintain this defensive posture as the aforementioned risk factors play out. We are holding larger amounts of cash than normal as any draw-downs that could occur are best paid out of cash rather than selling into a possible vacuum. Securities that have a sufficient amount of yield cushion to continue to compensate investors in the event of falling prices are also favorable to us. We have not seen such a confluence of potentially adverse forces in fixed income markets for several years. Our binding principle of capital preservation is of utmost importance as we navigate the choppy waters ahead.

Thank you for your investment in Janus High Yield Fund.

2 | JUNE 30, 2015

(unaudited)

Janus High-Yield Fund At A Glance

Fund Profile
June 30, 2015

Weighted Average Maturity	6.0 Years
Average Effective Duration*	3.7 Years
30-day Current Yield**
Class A Shares at NAV
Without Reimbursement	5.43%
With Reimbursement	5.43%
Class A Shares at MOP
Without Reimbursement	5.16%
With Reimbursement	5.16%
Class C Shares***
Without Reimbursement	4.71%
With Reimbursement	4.71%
Class D Shares
Without Reimbursement	5.62%
With Reimbursement	5.62%
Class I Shares
Without Reimbursement	5.73%
With Reimbursement	5.73%
Class N Shares
Without Reimbursement	5.83%
With Reimbursement	5.83%
Class R Shares
Without Reimbursement	5.05%
With Reimbursement	5.05%
Class S Shares
Without Reimbursement	5.31%
With Reimbursement	5.31%
Class T Shares
Without Reimbursement	5.57%
With Reimbursement	5.57%
Number of Bonds/Notes	181

*	A theoretical measure of price volatility
**	Yield will fluctuate
***	Does not include the 1.00% contingent deferred sales charge.

Ratings† Summary – (% of Total Investments)
June 30, 2015

BBB	2.9%
BB	26.4%
B	43.2%
CCC	14.7%
Not Rated	3.1%
Other	9.7%

†	Credit ratings provided by Standard & Poor’s (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P’s measures. Further information on S&P’s rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. “Not Rated” securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. “Other” includes cash equivalents, equity securities, and certain derivative instruments.

Janus Investment Fund | 3

Janus High-Yield Fund (unaudited)

Significant Areas of Investment – (% of Net Assets)
As of June 30, 2015

Asset Allocation – (% of Net Assets)
As of June 30, 2015

Emerging markets comprised 7.2% of total net assets.

4 | JUNE 30, 2015

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2015					Expense Ratios – per the October 28, 2014 prospectuses
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus High-Yield Fund – Class A Shares

NAV	–1.61%	7.89%	6.97%	7.65%	1.01%

MOP	–6.29%	6.84%	6.45%	7.38%

Janus High-Yield Fund – Class C Shares

NAV	–2.20%	7.11%	6.22%	6.90%	1.73%

CDSC	–3.11%	7.11%	6.22%	6.90%

Janus High-Yield Fund – Class D Shares(1)	–1.29%	8.13%	7.15%	7.75%	0.77%

Janus High-Yield Fund – Class I Shares	–1.32%	8.20%	7.09%	7.72%	0.72%

Janus High-Yield Fund – Class N Shares	–1.14%	8.02%	7.09%	7.72%	0.62%

Janus High-Yield Fund – Class R Shares	–2.00%	7.48%	6.52%	7.18%	1.37%

Janus High-Yield Fund – Class S Shares	–1.73%	7.73%	6.79%	7.44%	1.12%

Janus High-Yield Fund – Class T Shares	–1.38%	8.02%	7.09%	7.72%	0.87%

Barclays U.S. Corporate High-Yield Bond Index	–0.40%	8.61%	7.89%	7.31%

Morningstar Quartile – Class T Shares	3rd	2nd	2nd	1st

Morningstar Ranking – based on total returns for High Yield Bond Funds	507/780	229/615	152/529	6/246

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month–end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

See important disclosures on the next page.

Janus Investment Fund | 5

Janus High-Yield Fund (unaudited)

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Fixed income securities are subject to interest rate, inflation, credit and default risk. The bond market is volatile. As interest rates rise, bond prices usually fall, and vice versa. The return of principal is not guaranteed, and prices may decline if an issuer fails to make timely payments or its credit strength weakens.

High-yield/high-risk bonds, also known as “junk” bonds, involve a greater risk of default and price volatility than investment grade bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility, lower liquidity and differing financial and information reporting standards, all of which are magnified in emerging markets.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares of the Fund commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares of the Fund commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return or yield, and therefore the ranking for the period.

© 2015 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – December 29, 1995
(1)	Closed to certain new investors.

6 | JUNE 30, 2015

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/15)	(6/30/15)	(1/1/15 - 6/30/15)†	(1/1/15)	(6/30/15)	(1/1/15 - 6/30/15)†	(1/1/15 - 6/30/15)

Class A Shares	$1,000.00	$1,031.70	$4.84	$1,000.00	$1,020.03	$4.81	0.96%

Class C Shares	$1,000.00	$1,029.20	$8.50	$1,000.00	$1,016.41	$8.45	1.69%

Class D Shares	$1,000.00	$1,033.90	$3.88	$1,000.00	$1,020.98	$3.86	0.77%

Class I Shares	$1,000.00	$1,034.30	$3.48	$1,000.00	$1,021.37	$3.46	0.69%

Class N Shares	$1,000.00	$1,034.70	$3.08	$1,000.00	$1,021.77	$3.06	0.61%

Class R Shares	$1,000.00	$1,029.70	$6.84	$1,000.00	$1,018.05	$6.80	1.36%

Class S Shares	$1,000.00	$1,031.00	$5.59	$1,000.00	$1,019.29	$5.56	1.11%

Class T Shares	$1,000.00	$1,033.50	$4.34	$1,000.00	$1,020.53	$4.31	0.86%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund | 7

Janus High-Yield Fund

Schedule of Investments

As of June 30, 2015

Shares or Principal Amount		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 1.5%
$4,591,000	COMM 2015-3BP Mortgage Trust 3.3463%, 2/10/35 (144A),‡	$3,986,540
3,690,673	Fannie Mae Connecticut Avenue Securities 5.0848%, 11/25/24‡	3,807,564
7,563,000	Fannie Mae Connecticut Avenue Securities 4.1849%, 5/25/25‡	7,390,178
9,965,000	GAHR Commercial Mortgage Trust 2015-NRF 3.4949%, 12/15/19 (144A),‡	9,355,839
3,879,000	JP Morgan Chase Commercial Mortgage Securities Trust 2015-COSMO 4.1355%, 1/15/32 (144A),‡	3,889,423
3,874,817	Wachovia Bank Commercial Mortgage Trust Series 2007-C31 5.6600%, 4/15/47‡	3,974,233

Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $32,665,463)		32,403,777
Bank Loans and Mezzanine Loans – 4.5%
Basic Industry – 0.5%
12,110,000	Oxbow Carbon & Minerals LLC 8.0000%, 1/17/20‡	11,413,675
Capital Goods – 0.8%
4,994,791	Maxim Crane Works LP 10.2500%, 11/26/18‡	4,994,791
11,163,000	Stardust Finance Holdings, Inc. 10.5000%, 3/13/23‡	10,883,925

		15,878,716
Consumer Cyclical – 1.4%
6,082,000	Cosmopolitan of Las Vegas 8.9330%, 12/19/16‡	6,082,000
22,032,000	Delta 2 Lux Sarl 7.7500%, 7/29/22‡	21,976,920
1,716,000	Orleans Homebuilders, Inc. 10.5000%, 2/14/16‡	1,703,107

		29,762,027
Consumer Non-Cyclical – 0.3%
1,344,000	Del Monte Foods, Inc. 8.2500%, 8/18/21‡	1,212,127
4,203,000	Surgery Center Holdings, Inc. 8.5000%, 11/3/21‡	4,183,750

		5,395,877
Energy – 0.8%
3,584,000	Chief Exploration & Development LLC 7.5000%, 5/16/21‡	3,361,792
17,199,000	Templar Energy LLC 8.5000%, 11/25/20‡	12,624,066

		15,985,858
Real Estate Investment Trusts (REITs) – 0.3%
7,312,000	DTZ US Borrower LLC 9.2500%, 11/4/22‡	7,312,000
Transportation – 0.4%
3,465,990	OSG Bulk Ships, Inc. 5.2500%, 8/5/19‡	3,463,908
4,852,949	OSG International, Inc. 5.7500%, 8/5/19‡	4,859,132

		8,323,040

Total Bank Loans and Mezzanine Loans (cost $98,898,723)		94,071,193
Common Stocks – 1.0%
Capital Markets – 0.3%
198,535	E*TRADE Financial Corp.*	5,946,123
Communications Equipment – 0.3%
184,673	CommScope Holding Co., Inc.*	5,634,373
Construction Materials – 0.2%
220,052	Summit Materials, Inc. – Class A*,†	5,611,326
Hotels, Restaurants & Leisure – 0.2%
90,031	Las Vegas Sands Corp.	4,732,930

Total Common Stocks (cost $17,817,813)		21,924,752
Corporate Bonds – 82.4%
Banking – 0.8%
$16,527,000	Royal Bank of Scotland Group PLC 5.1250%, 5/28/24	16,506,887
Basic Industry – 1.9%
5,226,000	ArcelorMittal 5.1250%, 6/1/20	5,297,857
13,928,000	Resolute Forest Products, Inc. 5.8750%, 5/15/23	12,674,480
21,375,000	Rockwood Specialties Group, Inc. 4.6250%, 10/15/20	22,256,719

		40,229,056
Brokerage – 0.2%
4,840,000	Jefferies Finance LLC / JFIN Co-Issuer Corp. 7.3750%, 4/1/20 (144A)	4,755,300
Capital Goods – 2.9%
41,570,000	ADS Tactical, Inc. 11.0000%, 4/1/18§	43,024,989
8,967,000	American Builders & Contractors Supply Co., Inc. 5.6250%, 4/15/21 (144A)	9,123,923
2,204,000	NCI Building Systems, Inc. 8.2500%, 1/15/23 (144A)	2,347,260
5,832,000	Summit Materials LLC / Summit Materials Finance Corp. 10.5000%, 1/31/20	6,364,170

		60,860,342
Communications – 13.1%
18,037,000	Altice Financing SA 6.6250%, 2/15/23 (144A)	17,907,134
9,264,000	Altice Finco SA 7.6250%, 2/15/25 (144A)	8,893,440
7,890,000	Altice US Finance I Corp. 5.3750%, 7/15/23 (144A)	7,692,750
2,813,000	Altice US Finance SA 7.7500%, 7/15/25 (144A)	2,700,480
15,177,000	Block Communications, Inc. 7.2500%, 2/1/20 (144A)	15,480,540

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | JUNE 30, 2015

Schedule of Investments

As of June 30, 2015

Shares or Principal Amount		Value
Communications – (continued)
$11,035,000	CCO Holdings LLC / CCO Holdings Capital Corp. 5.2500%, 3/15/21	$11,007,412
6,041,000	CCO Holdings LLC / CCO Holdings Capital Corp. 5.3750%, 5/1/25 (144A)	5,882,424
5,226,000	CCO Holdings LLC / CCO Holdings Capital Corp. 5.8750%, 5/1/27 (144A)	5,101,883
17,507,000	Crown Media Holdings, Inc. 10.5000%, 7/15/19	18,491,769
9,001,000	DISH DBS Corp. 5.8750%, 11/15/24	8,646,586
4,146,000	DreamWorks Animation SKG, Inc. 6.8750%, 8/15/20 (144A)	4,104,540
18,713,000	Entercom Radio LLC 10.5000%, 12/1/19	20,069,692
6,933,000	Harron Communications LP/Harron Finance Corp. 9.1250%, 4/1/20 (144A)	7,496,306
13,338,000	iHeartCommunications, Inc. 14.0000%, 2/1/21	9,469,980
12,612,000	iHeartCommunications, Inc. 9.0000%, 9/15/22	11,382,330
12,617,000	Level 3 Financing, Inc. 5.3750%, 8/15/22	12,743,170
8,453,000	Level 3 Financing, Inc. 5.1250%, 5/1/23 (144A)	8,241,675
8,864,000	National CineMedia LLC 7.8750%, 7/15/21	9,285,040
2,958,000	Sprint Capital Corp. 6.9000%, 5/1/19	3,017,160
8,596,000	Sprint Communications, Inc. 7.0000%, 8/15/20	8,531,530
11,875,000	T-Mobile USA, Inc. 6.2500%, 4/1/21	12,171,875
20,545,000	T-Mobile USA, Inc. 6.0000%, 3/1/23	21,032,944
13,144,000	Townsquare Media, Inc. 6.5000%, 4/1/23 (144A)	13,012,560
7,818,000	Tribune Media Co. 5.8750%, 7/15/22 (144A)	7,876,635
17,921,000	Univision Communications, Inc. 5.1250%, 2/15/25 (144A)	17,297,349
11,133,000	UPCB Finance IV, Ltd. 5.3750%, 1/15/25 (144A)	10,626,448

		278,163,652
Consumer Cyclical – 20.1%
7,778,000	Argos Merger Sub, Inc. 7.1250%, 3/15/23 (144A)	8,147,455
8,418,000	AV Homes, Inc. 8.5000%, 7/1/19	8,144,415
8,808,000	Caesars Entertainment Resort Properties LLC 8.0000%, 10/1/20	8,296,079
5,413,000	Caesars Entertainment Resort Properties LLC 11.0000%, 10/1/21	4,533,388
5,789,000	CCM Merger, Inc. 9.1250%, 5/1/19 (144A)	6,194,230
5,215,000	Century Communities, Inc. 6.8750%, 5/15/22 (144A)	5,123,738
14,141,000	Century Communities, Inc. 6.8750%, 5/15/22	13,893,532
4,042,000	DR Horton, Inc. 4.0000%, 2/15/20	4,020,577
11,225,000	Family Tree Escrow LLC 5.7500%, 3/1/23 (144A)	11,730,125
5,219,000	FCA US LLC / CG Co-Issuer, Inc. 8.2500%, 6/15/21	5,688,710
10,304,000	Fiat Chrysler Automobiles NV 4.5000%, 4/15/20 (144A)	10,252,480
9,548,000	Greektown Holdings LLC/Greektown Mothership Corp. 8.8750%, 3/15/19 (144A)	10,025,400
19,619,000	Hunt Cos., Inc. 9.6250%, 3/1/21 (144A)	20,207,570
13,520,000	IHS, Inc. 5.0000%, 11/1/22 (144A)	13,435,500
5,960,000	JC Penney Corp., Inc. 5.7500%, 2/15/18	5,833,350
7,080,000	JC Penney Corp., Inc. 8.1250%, 10/1/19	7,009,200
10,615,000	KB Home 7.6250%, 5/15/23	11,092,675
2,221,000	Landry’s Holdings II, Inc. 10.2500%, 1/1/18 (144A)	2,304,288
31,745,000	Landry’s, Inc. 9.3750%, 5/1/20 (144A)	34,046,512
5,290,000	Levi Strauss & Co. 5.0000%, 5/1/25 (144A)	5,118,075
8,285,000	Meritage Homes Corp. 7.1500%, 4/15/20	8,947,800
10,233,000	Meritage Homes Corp. 7.0000%, 4/1/22	10,923,727
5,226,000	Meritage Homes Corp. 6.0000%, 6/1/25 (144A)	5,252,130
8,114,000	MGM Resorts International 6.7500%, 10/1/20	8,600,840
5,670,000	MGM Resorts International 6.6250%, 12/15/21	5,925,150
7,434,000	MGM Resorts International 7.7500%, 3/15/22	8,177,400
15,762,000	Mohegan Tribal Gaming Authority 9.7500%, 9/1/21	16,510,695
10,723,000	MPG Holdco I, Inc. 7.3750%, 10/15/22	11,419,995
8,574,000	Navistar International Corp. 8.2500%, 11/1/21	8,145,300
17,219,000	Peninsula Gaming LLC / Peninsula Gaming Corp. 8.3750%, 2/15/18 (144A)	17,929,284
24,076,000	PF Chang’s China Bistro, Inc. 10.2500%, 6/30/20 (144A)	24,888,565
16,473,000	Pinnacle Entertainment, Inc. 7.5000%, 4/15/21	17,440,789
14,300,000	Playa Resorts Holding BV 8.0000%, 8/15/20 (144A)	14,800,500
12,195,000	Quiksilver, Inc. / QS Wholesale, Inc. 7.8750%, 8/1/18 (144A)	10,426,725
14,599,000	Quiksilver, Inc. / QS Wholesale, Inc. 10.0000%, 8/1/20	5,401,630

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 9

Janus High-Yield Fund

Schedule of Investments

As of June 30, 2015

Shares or Principal Amount		Value
Consumer Cyclical – (continued)
$3,653,000	Rite Aid Corp. 6.1250%, 4/1/23 (144A)	$3,762,590
21,263,000	ROC Finance LLC / ROC Finance 1 Corp. 12.1250%, 9/1/18 (144A)	22,698,252
10,910,000	Schaeffler Holding Finance BV 6.2500%, 11/15/19 (144A)	11,496,412
4,697,000	Schaeffler Holding Finance BV 6.7500%, 11/15/22 (144A)	5,066,889
7,211,000	Station Casinos LLC 7.5000%, 3/1/21	7,715,770
5,737,000	WCI Communities, Inc. 6.8750%, 8/15/21	5,923,453

		426,551,195
Consumer Non-Cyclical – 15.0%
3,305,000	Albertsons Holdings LLC/Saturn Acquisition Merger Sub, Inc. 7.7500%, 10/15/22 (144A)	3,511,563
9,232,000	Capsugel SA 7.0000%, 5/15/19 (144A)	9,394,622
7,002,000	Catamaran Corp. 4.7500%, 3/15/21	7,754,715
20,781,000	CHS/Community Health Systems, Inc. 8.0000%, 11/15/19	21,897,979
11,586,000	Concordia Healthcare Corp. 7.0000%, 4/15/23 (144A)	11,586,000
11,804,000	ConvaTec Finance International SA 8.2500%, 1/15/19 (144A)	11,597,430
1,676,000	Endo Finance LLC / Endo Finco, Inc. 7.0000%, 7/15/19 (144A)	1,738,012
4,017,000	Endo Finance LLC / Endo Finco, Inc. 7.0000%, 12/15/20 (144A)	4,217,850
5,105,000	Endo Finance LLC / Endo, Ltd. / Endo Finco, Inc. 6.0000%, 7/15/23 (144A)	5,219,862
7,772,000	Endo Finance LLC / Endo, Ltd. / Endo Finco, Inc. 6.0000%, 2/1/25 (144A)	7,898,295
24,215,000	FAGE Dairy Industry SA / FAGE USA Dairy Industry, Inc. 9.8750%, 2/1/20 (144A)	25,244,137
4,041,000	Fresenius Medical Care US Finance II, Inc. 5.6250%, 7/31/19 (144A)	4,374,382
8,195,000	Fresenius Medical Care US Finance II, Inc. 5.8750%, 1/31/22 (144A)	8,686,700
5,240,000	Hologic, Inc. 5.2500%, 7/15/22 (144A)	5,351,350
3,563,000	Horizon Pharma Financing, Inc. 6.6250%, 5/1/23 (144A)	3,714,427
5,009,000	Jaguar Holding Co. II / Jaguar Merger Sub, Inc. 9.5000%, 12/1/19 (144A)	5,334,585
11,862,000	JBS USA LLC / JBS USA Finance, Inc. 8.2500%, 2/1/20 (144A)	12,573,720
7,930,000	JBS USA LLC / JBS USA Finance, Inc. 7.2500%, 6/1/21 (144A)	8,356,237
11,803,000	JBS USA LLC / JBS USA Finance, Inc. 7.2500%, 6/1/21 (144A),†	12,437,411
9,661,000	JBS USA LLC / JBS USA Finance, Inc. 5.8750%, 7/15/24 (144A)	9,721,381
6,317,000	Mallinckrodt International Finance SA / Mallinckrodt CB LLC 5.5000%, 4/15/25 (144A)	6,127,490
9,142,000	Post Holdings, Inc. 7.3750%, 2/15/22	9,301,985
22,098,000	Simmons Foods, Inc. 7.8750%, 10/1/21 (144A),†	20,330,160
47,000	Smithfield Foods, Inc. 5.8750%, 8/1/21 (144A)	48,528
355,000	Smithfield Foods, Inc. 6.6250%, 8/15/22	378,963
25,669,000	SUPERVALU, Inc. 6.7500%, 6/1/21†	25,925,690
7,837,000	SUPERVALU, Inc. 7.7500%, 11/15/22	8,223,952
6,540,000	Tenet Healthcare Corp. 8.0000%, 8/1/20	6,809,775
6,451,000	Tenet Healthcare Corp. 6.0000%, 10/1/20	6,878,379
11,116,000	Tenet Healthcare Corp. 6.7500%, 6/15/23 (144A)	11,338,320
11,911,000	Valeant Pharmaceuticals International 6.3750%, 10/15/20 (144A)	12,543,772
5,929,000	Valeant Pharmaceuticals International, Inc. 5.8750%, 5/15/23 (144A)	6,077,225
21,761,000	Valeant Pharmaceuticals International, Inc. 6.1250%, 4/15/25 (144A)	22,386,629

		316,981,526
Energy – 12.1%
2,122,000	Carrizo Oil & Gas, Inc. 6.2500%, 4/15/23	2,127,305
16,335,000	Chesapeake Energy Corp. 6.1250%, 2/15/21	15,354,900
3,185,000	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp. 6.0000%, 12/15/20	3,296,475
16,531,000	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp. 6.1250%, 3/1/22	16,861,620
14,524,000	Dresser-Rand Group, Inc. 6.5000%, 5/1/21	15,627,824
21,497,000	Endeavor Energy Resources LP / EER Finance, Inc. 7.0000%, 8/15/21 (144A)	21,389,515
7,309,000	Endeavor Energy Resources LP / EER Finance, Inc. 8.1250%, 9/15/23 (144A)	7,537,406
7,882,000	EP Energy LLC / Everest Acquisition Finance, Inc. 6.3750%, 6/15/23 (144A)	7,901,705
5,966,000	Ferrellgas Partners LP / Ferrellgas Partners Finance Corp. 8.6250%, 6/15/20†	6,174,810
16,843,000	Hiland Partners LP / Hiland Partners Finance Corp. 7.2500%, 10/1/20 (144A)	18,190,440

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 | JUNE 30, 2015

Schedule of Investments

As of June 30, 2015

Shares or Principal Amount		Value
Energy – (continued)
$14,371,000	Hiland Partners LP / Hiland Partners Finance Corp. 5.5000%, 5/15/22 (144A)	$14,945,840
9,413,000	Holly Energy Partners LP / Holly Energy Finance Corp. 6.5000%, 3/1/20	9,389,467
20,859,000	MarkWest Energy Partners LP / MarkWest Energy Finance Corp. 4.5000%, 7/15/23	20,441,820
5,861,000	Newfield Exploration Co. 5.3750%, 1/1/26	5,802,390
3,498,000	Oasis Petroleum, Inc. 6.5000%, 11/1/21	3,480,510
7,383,000	Oasis Petroleum, Inc. 6.8750%, 3/15/22	7,493,745
7,437,000	Parsley Energy LLC / Parsley Finance Corp. 7.5000%, 2/15/22 (144A)	7,546,250
9,963,000	PBF Holding Co. LLC / PBF Finance Corp. 8.2500%, 2/15/20	10,535,872
7,184,000	QEP Resources, Inc. 5.3750%, 10/1/22	6,937,589
6,978,000	QEP Resources, Inc. 5.2500%, 5/1/23	6,681,435
6,345,000	Rice Energy, Inc. 6.2500%, 5/1/22	6,297,413
15,512,000	Sabine Pass Liquefaction LLC 5.6250%, 2/1/21	15,822,240
9,007,000	Sabine Pass Liquefaction LLC 5.6250%, 4/15/23	8,976,016
3,312,000	Sanchez Energy Corp. 6.1250%, 1/15/23	2,964,240
4,892,000	Seven Generations Energy, Ltd. 6.7500%, 5/1/23 (144A)	4,879,770
3,568,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp. 6.6250%, 10/1/20 (144A)	3,710,720
4,995,000	Whiting Canadian Holding Co. ULC 8.1250%, 12/1/19	5,229,141

		255,596,458
Finance Companies – 0.4%
8,738,000	CIT Group, Inc. 5.5000%, 2/15/19 (144A)	9,109,365
Financial – 1.2%
24,942,000	Kennedy-Wilson, Inc. 5.8750%, 4/1/24	24,817,290
Industrial – 1.8%
5,225,000	Greystar Real Estate Partners LLC 8.2500%, 12/1/22 (144A)	5,512,375
22,504,000	Howard Hughes Corp. 6.8750%, 10/1/21 (144A)	23,854,240
8,922,000	Park-Ohio Industries, Inc. 8.1250%, 4/1/21	9,457,320

		38,823,935
Insurance – 0.5%
10,632,000	Centene Corp. 4.7500%, 5/15/22	10,950,960
Real Estate Investment Trusts (REITs) – 0.6%
12,880,000	Forestar USA Real Estate Group, Inc. 8.5000%, 6/1/22 (144A)	13,363,000
Real Estate Management & Development – 0.2%
3,400,000	Forest City Enterprises, Inc. 3.6250%, 8/15/20	3,710,250
Technology – 7.4%
34,410,000	Blackboard, Inc. 7.7500%, 11/15/19 (144A)	32,345,400
19,668,000	Cardtronics, Inc. 5.1250%, 8/1/22 (144A)	19,225,470
23,511,000	CommScope Holding Co., Inc. 6.6250%, 6/1/20 (144A)	24,392,663
26,409,000	CommScope Technologies Finance LLC 6.0000%, 6/15/25 (144A)	26,309,966
9,257,000	First Data Corp. 12.6250%, 1/15/21†	10,691,835
2,576,000	Micron Technology, Inc. 5.2500%, 8/1/23 (144A)	2,469,740
10,624,000	Micron Technology, Inc. 5.2500%, 1/15/24 (144A)	10,033,040
12,575,000	Sensata Technologies BV 5.6250%, 11/1/24 (144A)	13,015,125
6,068,000	TransUnion 8.1250%, 6/15/18	6,201,496
11,610,000	TransUnion 9.6250%, 6/15/18	11,642,508

		156,327,243
Transportation – 4.2%
5,215,000	CEVA Group PLC 4.0000%, 5/1/18 (144A)	4,771,725
5,383,000	Eletson Holdings 9.6250%, 1/15/22 (144A)	5,248,425
20,699,000	Florida East Coast Holdings Corp. 6.7500%, 5/1/19 (144A)	20,750,747
18,392,000	Florida East Coast Holdings Corp. 9.7500%, 5/1/20 (144A)	17,426,420
7,043,000	Navios Maritime Holdings, Inc. / Navios Maritime Finance II US, Inc. 8.1250%, 2/15/19	5,528,755
1,166,000	Navios Maritime Holdings, Inc. / Navios Maritime Finance II US, Inc. 7.3750%, 1/15/22 (144A)	1,010,048
7,536,000	Watco Cos. LLC / Watco Finance Corp. 6.3750%, 4/1/23 (144A)	7,630,200
25,080,000	XPO Logistics, Inc. 7.8750%, 9/1/19 (144A)	26,800,488

		89,166,808

Total Corporate Bonds (cost $1,755,202,478)		1,745,913,267

Preferred Stocks – 0.5%
Household Durables – 0.2%
29,641	William Lyon Homes, 6.5000%	$3,753,292
Pharmaceuticals – 0.1%
1,785	Allergan PLC, 5.5000%	1,861,005
Wireless Telecommunication Services – 0.2%
79,900	T-Mobile US, Inc., 5.5000%	5,393,250

Total Preferred Stocks (cost $8,744,100)		11,007,547

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 11

Janus High-Yield Fund

Schedule of Investments

As of June 30, 2015

Shares or Principal Amount		Value
Investment Companies – 8.6%
Money Markets – 8.6%
182,533,818	Janus Cash Liquidity Fund LLC, 0.1291%°°,£ (cost $182,533,818)	$182,533,818

Total Investments (total cost $2,095,862,395) – 98.5%		2,087,854,354

Cash, Receivables and Other Assets, net of Liabilities – 1.5%		31,879,983

Net Assets – 100%		$2,119,734,337

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States	$1,822,986,964	87.3%
Luxembourg	65,672,781	3.1
Brazil	43,088,749	2.1
United Kingdom	42,157,540	2.0
Germany	41,796,258	2.0
Greece	30,492,562	1.5
Canada	16,465,770	0.8
Netherlands	14,800,500	0.7
Guernsey	10,393,230	0.5

Total	$2,087,854,354	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12 | JUNE 30, 2015

Notes to Schedule of Investments and Other Information

Barclays U.S. Corporate High-Yield Bond Index	Measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market.

LLC	Limited Liability Company

LP	Limited Partnership

PLC	Public Limited Company

ULC	Unlimited Liability Company

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2015 is indicated in the table below:

		Value as a %
Fund	Value	of Net Assets

Janus High-Yield Fund	$987,859,340	46.6%

*	Non-income producing security.

†	A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of June 30, 2015, is noted below.

Fund	Aggregate Value

Janus High-Yield Fund	$54,254,921

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of year end.

°°	Rate shown is the 7-day yield as of June 30, 2015.

§	Schedule of Restricted and Illiquid Securities (as of June 30, 2015)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus High-Yield Fund
ADS Tactical, Inc., 11.0000%, 4/1/18	3/22/11 – 8/5/14	$41,682,236	$43,024,989	2.0%

The Fund has registration rights for certain restricted securities held as of June 30, 2015. The issuer incurs all registration costs.

£	The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended June 30, 2015. Unless otherwise indicated, all information in the table is for the year ended June 30, 2015.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/14	Purchases	Sales	at 6/30/15	Gain/(Loss)	Income	at 6/30/15

Janus High-Yield Fund
Janus Cash Liquidity Fund LLC	110,274,829	1,667,597,989	(1,595,339,000)	182,533,818	$–	$141,208	$182,533,818

Janus Investment Fund | 13

Notes to Schedule of Investments and Other Information (continued)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2015. See Notes to Consolidated Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2015)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus High-Yield Fund
Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$ –	$ 32,403,777	$–

Bank Loans and Mezzanine Loans	–	94,071,193	–

Common Stocks	21,924,752	–	–

Corporate Bonds	–	1,745,913,267	–

Preferred Stocks	–	11,007,547	–

Investment Companies	–	182,533,818	–

Total Assets	$21,924,752	$2,065,929,602	$–

14 | JUNE 30, 2015

Statement of Assets and Liabilities

Janus
As of June 30, 2015	High-Yield Fund

Assets:
Investments, at cost	$2,095,862,395
Unaffiliated investments, at value	$1,905,320,536
Affiliated investments, at value	182,533,818
Cash	263,847
Non-interested Trustees’ deferred compensation	42,220
Receivables:
Investments sold	12,456,075
Fund shares sold	2,188,351
Dividends from affiliates	16,872
Interest	33,716,036
Other assets	11,589
Total Assets	2,136,549,344
Liabilities:
Payables:
Investments purchased	10,345,000
Fund shares repurchased	3,986,459
Dividends	594,665
Advisory fees	998,683
Fund administration fees	16,824
Transfer agent fees and expenses	475,222
12b-1 Distribution and shareholder servicing fees	125,780
Non-interested Trustees’ fees and expenses	13,943
Non-interested Trustees’ deferred compensation fees	42,220
Accrued expenses and other payables	216,211
Total Liabilities	16,815,007
Net Assets	$2,119,734,337

See footnotes at the end of the Statement.
See Notes to Financial Statements.

Janus Investment Fund | 15

Statement of Assets and Liabilities  (continued)

Janus
As of June 30, 2015	High-Yield Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,204,095,902
Undistributed net investment income/(loss)	450,021
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(76,814,129)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(7,997,457)
Total Net Assets	$2,119,734,337
Net Assets - Class A Shares	$185,912,366
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	21,732,788
Net Asset Value Per Share(1)	$8.55
Maximum Offering Price Per Share(2)	$8.98
Net Assets - Class C Shares	$61,022,553
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	7,129,914
Net Asset Value Per Share(1)	$8.56
Net Assets - Class D Shares	$353,037,020
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	41,258,235
Net Asset Value Per Share	$8.56
Net Assets - Class I Shares	$281,687,465
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	32,909,517
Net Asset Value Per Share	$8.56
Net Assets - Class N Shares	$14,751,107
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,723,505
Net Asset Value Per Share	$8.56
Net Assets - Class R Shares	$1,630,947
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	190,724
Net Asset Value Per Share	$8.55
Net Assets - Class S Shares	$2,785,469
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	324,925
Net Asset Value Per Share	$8.57
Net Assets - Class T Shares	$1,218,907,410
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	142,428,476
Net Asset Value Per Share	$8.56

(1)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(2)	Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

16 | JUNE 30, 2015

Statement of Operations

Janus
For the year ended June 30, 2015	High-Yield Fund

Investment Income:
Interest	$153,154,071
Dividends	552,367
Dividends from affiliates	141,208
Other income	1,795,740
Total Investment Income	155,643,386
Expenses:
Advisory fees	13,170,743
12b-1 Distribution and shareholder servicing fees:
Class A Shares	659,638
Class C Shares	686,536
Class R Shares	8,220
Class S Shares	10,546
Transfer agent administrative fees and expenses:
Class D Shares	447,510
Class R Shares	4,110
Class S Shares	10,546
Class T Shares	3,264,462
Transfer agent networking and omnibus fees:
Class A Shares	281,374
Class C Shares	48,553
Class I Shares	246,893
Other transfer agent fees and expenses:
Class A Shares	30,558
Class C Shares	10,098
Class D Shares	76,645
Class I Shares	15,087
Class N Shares	140
Class R Shares	153
Class S Shares	161
Class T Shares	12,622
Shareholder reports expense	171,355
Registration fees	199,016
Custodian fees	15,692
Professional fees	74,401
Non-interested Trustees’ fees and expenses	48,981
Fund administration fees	210,536
Other expenses	572,590
Total Expenses	20,277,166
Net Expenses	20,277,166
Net Investment Income/(Loss)	135,366,220
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	(68,110,496)
Total Net Realized Gain/(Loss) on Investments	(68,110,496)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(115,426,871)
Total Change in Unrealized Net Appreciation/Depreciation	(115,426,871)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(48,171,147)

See Notes to Financial Statements.

Janus Investment Fund | 17

Statements of Changes in Net Assets

	Janus
	High-Yield Fund
For each year ended June 30	2015	2014

Operations:
Net investment income/(loss)	$135,366,220	$156,586,474
Net realized gain/(loss) on investments	(68,110,496)	49,425,624
Change in unrealized net appreciation/depreciation	(115,426,871)	86,063,398
Net Increase/(Decrease) in Net Assets Resulting from Operations	(48,171,147)	292,075,496
Dividends and Distributions to Shareholders:
Net Investment Income
Class A Shares	(15,050,171)	(20,154,186)
Class C Shares	(3,416,552)	(4,024,097)
Class D Shares	(22,007,969)	(23,122,112)
Class I Shares	(18,660,355)	(24,771,637)
Class N Shares	(584,822)	(571,198)
Class R Shares	(87,174)	(106,419)
Class S Shares	(234,687)	(391,478)
Class T Shares	(75,836,382)	(83,957,644)
Net Realized Gain from Investment Transactions
Class A Shares	(6,528,274)	(7,916,746)
Class C Shares	(1,478,907)	(1,843,182)
Class D Shares	(8,104,546)	(8,844,817)
Class I Shares	(5,775,085)	(9,707,997)
Class N Shares	(155,018)	(193,478)
Class R Shares	(37,278)	(42,848)
Class S Shares	(97,519)	(164,302)
Class T Shares	(27,775,564)	(32,911,493)
Net Decrease from Dividends and Distributions to Shareholders	(185,830,303)	(218,723,634)
Capital Share Transactions:
Shares Sold
Class A Shares	119,980,312	152,372,084
Class C Shares	9,735,773	9,541,692
Class D Shares	49,453,442	81,734,897
Class I Shares	290,993,665	401,297,463
Class N Shares	29,676,344	15,911,616
Class R Shares	604,099	1,237,462
Class S Shares	855,670	1,082,970
Class T Shares	306,647,536	362,634,354
Reinvested Dividends and Distributions
Class A Shares	20,604,662	26,759,991
Class C Shares	4,278,593	5,146,415
Class D Shares	25,843,267	27,622,222
Class I Shares	20,840,136	30,330,687
Class N Shares	625,526	634,635
Class R Shares	79,839	97,794
Class S Shares	331,306	554,921
Class T Shares	102,238,992	115,063,168
Shares Repurchased
Class A Shares	(276,080,618)	(158,574,789)
Class C Shares	(22,470,624)	(20,397,677)
Class D Shares	(91,626,606)	(75,358,390)
Class I Shares	(477,134,818)	(199,150,744)
Class N Shares	(33,832,548)	(4,152,189)
Class R Shares	(806,626)	(1,139,884)
Class S Shares	(3,017,762)	(3,695,044)
Class T Shares	(530,268,497)	(361,235,745)

See footnotes at the end of the Statements.
See Notes to Financial Statements.

18 | JUNE 30, 2015

	Janus
	High-Yield Fund
For each year ended June 30	2015	2014

Net Increase/(Decrease) from Capital Share Transactions	(452,448,937)	408,317,909
Net Increase/(Decrease) in Net Assets	(686,450,387)	481,669,771
Net Assets:
Beginning of period	2,806,184,724	2,324,514,953
End of period	$2,119,734,337	$2,806,184,724

Undistributed Net Investment Income/(Loss)	$450,021	$576,302

See Notes to Financial Statements.

Janus Investment Fund | 19

Financial Highlights

Class A Shares

	Janus High-Yield Fund
For a share outstanding during each year ended June 30	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$9.41	$9.14	$9.00	$9.13	$8.45
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.51(1)	0.55(1)	0.57	0.62	0.65
Net realized and unrealized gain/(loss)	(0.67)	0.50	0.15	(0.13)	0.68
Total from Investment Operations	(0.16)	1.05	0.72	0.49	1.33
Less Dividends and Distributions:
Dividends (from net investment income)	(0.50)	(0.55)	(0.57)	(0.62)	(0.65)
Distributions (from capital gains)	(0.20)	(0.23)	(0.01)	–(2)	–
Total Dividends and Distributions	(0.70)	(0.78)	(0.58)	(0.62)	(0.65)
Net Asset Value, End of Period	$8.55	$9.41	$9.14	$9.00	$9.13
Total Return	(1.61)%	11.93%	8.12%	5.71%	16.09%(3)
Net Assets, End of Period (in thousands)	$185,912	$352,140	$321,554	$265,944	$171,976
Average Net Assets for the Period (in thousands)	$263,855	$338,923	$298,736	$212,564	$143,277
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.98%	1.01%	0.97%	0.99%	0.92%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.98%	1.01%	0.97%	0.99%	0.92%
Ratio of Net Investment Income/(Loss)	5.69%	5.93%	6.10%	6.91%	7.23%
Portfolio Turnover Rate	71%	67%	93%	61%	92%

Class C Shares

	Janus High-Yield Fund
For a share outstanding during each year ended June 30	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$9.41	$9.14	$9.00	$9.13	$8.45
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.44(1)	0.48(1)	0.50	0.55	0.59
Net realized and unrealized gain/(loss)	(0.65)	0.51	0.15	(0.12)	0.68
Total from Investment Operations	(0.21)	0.99	0.65	0.43	1.27
Less Dividends and Distributions:
Dividends (from net investment income)	(0.44)	(0.49)	(0.50)	(0.56)	(0.59)
Distributions (from capital gains)	(0.20)	(0.23)	(0.01)	–(2)	–
Total Dividends and Distributions	(0.64)	(0.72)	(0.51)	(0.56)	(0.59)
Net Asset Value, End of Period	$8.56	$9.41	$9.14	$9.00	$9.13
Total Return	(2.20)%	11.13%	7.31%	4.93%	15.30%(3)
Net Assets, End of Period (in thousands)	$61,023	$76,294	$79,726	$78,392	$78,456
Average Net Assets for the Period (in thousands)	$68,654	$77,004	$84,174	$73,801	$76,507
Ratios to Average Net Assets:
Ratio of Gross Expenses	1.70%	1.73%	1.72%	1.72%	1.61%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.70%	1.73%	1.72%	1.72%	1.61%
Ratio of Net Investment Income/(Loss)	4.96%	5.21%	5.36%	6.19%	6.57%
Portfolio Turnover Rate	71%	67%	93%	61%	92%

(1)	Per share amounts are calculated based on average shares outstanding during the year.
(2)	Less than $0.005 on a per share basis.
(3)	Impact on performance due to reimbursement from advisor was 0.51%.

See Notes to Financial Statements.

20 | JUNE 30, 2015

Class D Shares

	Janus High-Yield Fund
For a share outstanding during each year ended June 30	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$9.41	$9.14	$9.00	$9.13	$8.45
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.52(1)	0.57(1)	0.59	0.64	0.67
Net realized and unrealized gain/(loss)	(0.65)	0.51	0.15	(0.13)	0.68
Total from Investment Operations	(0.13)	1.08	0.74	0.51	1.35
Less Dividends and Distributions:
Dividends (from net investment income)	(0.52)	(0.58)	(0.59)	(0.64)	(0.67)
Distributions (from capital gains)	(0.20)	(0.23)	(0.01)	–(2)	–
Redemption fees	N/A	N/A	N/A	–(3)	–(3)
Total Dividends and Distributions	(0.72)	(0.81)	(0.60)	(0.64)	(0.67)
Net Asset Value, End of Period	$8.56	$9.41	$9.14	$9.00	$9.13
Total Return	(1.29)%	12.20%	8.33%	5.94%	16.28%(4)
Net Assets, End of Period (in thousands)	$353,037	$405,861	$360,924	$328,700	$317,038
Average Net Assets for the Period (in thousands)	$372,925	$373,985	$361,587	$310,872	$292,765
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.77%	0.77%	0.77%	0.76%	0.76%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.77%	0.77%	0.77%	0.76%	0.76%
Ratio of Net Investment Income/(Loss)	5.88%	6.16%	6.30%	7.15%	7.41%
Portfolio Turnover Rate	71%	67%	93%	61%	92%

Class I Shares

	Janus High-Yield Fund
For a share outstanding during each year ended June 30	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$9.42	$9.15	$9.01	$9.13	$8.45
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.53(1)	0.58(1)	0.60	0.64	0.67
Net realized and unrealized gain/(loss)	(0.66)	0.50	0.15	(0.11)	0.68
Total from Investment Operations	(0.13)	1.08	0.75	0.53	1.35
Less Dividends and Distributions:
Dividends (from net investment income)	(0.53)	(0.58)	(0.60)	(0.65)	(0.67)
Distributions (from capital gains)	(0.20)	(0.23)	(0.01)	–(2)	–
Redemption fees	N/A	N/A	N/A	–(3)	–(3)
Total Dividends and Distributions	(0.73)	(0.81)	(0.61)	(0.65)	(0.67)
Net Asset Value, End of Period	$8.56	$9.42	$9.15	$9.01	$9.13
Total Return	(1.32)%	12.25%	8.43%	6.13%	16.35%(4)
Net Assets, End of Period (in thousands)	$281,687	$478,576	$236,426	$241,339	$174,961
Average Net Assets for the Period (in thousands)	$311,969	$396,882	$285,515	$226,809	$178,564
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.70%	0.72%	0.68%	0.68%	0.70%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.70%	0.72%	0.68%	0.68%	0.70%
Ratio of Net Investment Income/(Loss)	5.96%	6.22%	6.38%	7.23%	7.43%
Portfolio Turnover Rate	71%	67%	93%	61%	92%

(1)	Per share amounts are calculated based on average shares outstanding during the year.
(2)	Less than $0.005 on a per share basis.
(3)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	Impact on performance due to reimbursement from advisor was 0.51%.

See Notes to Financial Statements.

Janus Investment Fund | 21

Financial Highlights  (continued)

Class N Shares

	Janus High-Yield Fund
For a share outstanding during each year or period ended June 30	2015	2014	2013	2012(1)

Net Asset Value, Beginning of Period	$9.41	$9.14	$9.01	$8.92
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.53(2)	0.58(2)	0.60	0.06
Net realized and unrealized gain/(loss)	(0.64)	0.51	0.14	0.08
Total from Investment Operations	(0.11)	1.09	0.74	0.14
Less Dividends and Distributions:
Dividends (from net investment income)	(0.54)	(0.59)	(0.60)	(0.05)
Distributions (from capital gains)	(0.20)	(0.23)	(0.01)	–
Total Dividends and Distributions	(0.74)	(0.82)	(0.61)	(0.05)
Net Asset Value, End of Period	$8.56	$9.41	$9.14	$9.01
Total Return*	(1.14)%	12.37%	8.38%	1.63%
Net Assets, End of Period (in thousands)	$14,751	$19,353	$6,738	$4,392
Average Net Assets for the Period (in thousands)	$9,715	$9,055	$8,788	$3,390
Ratios to Average Net Assets:
Ratio of Gross Expenses**	0.61%	0.62%	0.61%	0.61%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	0.61%	0.62%	0.61%	0.61%
Ratio of Net Investment Income/(Loss)**	5.99%	6.29%	6.47%	6.86%
Portfolio Turnover Rate	71%	67%	93%	61%

Class R Shares

	Janus High-Yield Fund
For a share outstanding during each year ended June 30	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$9.41	$9.14	$9.00	$9.13	$8.45
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.47(2)	0.52(2)	0.53	0.59	0.61
Net realized and unrealized gain/(loss)	(0.66)	0.50	0.15	(0.13)	0.68
Total from Investment Operations	(0.19)	1.02	0.68	0.46	1.29
Less Dividends and Distributions:
Dividends (from net investment income)	(0.47)	(0.52)	(0.53)	(0.59)	(0.61)
Distributions (from capital gains)	(0.20)	(0.23)	(0.01)	–(3)	–
Redemption fees	N/A	N/A	N/A	–(4)	–(4)
Total Dividends and Distributions	(0.67)	(0.75)	(0.54)	(0.59)	(0.61)
Net Asset Value, End of Period	$8.55	$9.41	$9.14	$9.00	$9.13
Total Return	(2.00)%	11.52%	7.68%	5.38%	15.62%(5)
Net Assets, End of Period (in thousands)	$1,631	$1,918	$1,666	$1,082	$1,100
Average Net Assets for the Period (in thousands)	$1,644	$1,899	$1,459	$1,081	$997
Ratios to Average Net Assets:
Ratio of Gross Expenses	1.37%	1.37%	1.37%	1.29%	1.33%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.37%	1.37%	1.37%	1.29%	1.33%
Ratio of Net Investment Income/(Loss)	5.28%	5.58%	5.67%	6.64%	6.85%
Portfolio Turnover Rate	71%	67%	93%	61%	92%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from May 31, 2012 (inception date) through June 30, 2012.
(2)	Per share amounts are calculated based on average shares outstanding during the year.
(3)	Less than $0.005 on a per share basis.
(4)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(5)	Impact on performance due to reimbursement from advisor was 0.50%.

See Notes to Financial Statements.

22 | JUNE 30, 2015

Class S Shares

	Janus High-Yield Fund
For a share outstanding during each year ended June 30	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$9.43	$9.16	$9.02	$9.15	$8.47
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.49(1)	0.54(1)	0.56	0.61	0.63
Net realized and unrealized gain/(loss)	(0.66)	0.51	0.15	(0.13)	0.68
Total from Investment Operations	(0.17)	1.05	0.71	0.48	1.31
Less Dividends and Distributions:
Dividends (from net investment income)	(0.49)	(0.55)	(0.56)	(0.61)	(0.63)
Distributions (from capital gains)	(0.20)	(0.23)	(0.01)	–(2)	–
Redemption fees	N/A	N/A	N/A	–(3)	–(3)
Total Dividends and Distributions	(0.69)	(0.78)	(0.57)	(0.61)	(0.63)
Net Asset Value, End of Period	$8.57	$9.43	$9.16	$9.02	$9.15
Total Return	(1.73)%	11.80%	7.95%	5.57%	15.83%(4)
Net Assets, End of Period (in thousands)	$2,785	$5,045	$6,901	$6,213	$7,015
Average Net Assets for the Period (in thousands)	$4,219	$6,694	$6,893	$5,959	$7,079
Ratios to Average Net Assets:
Ratio of Gross Expenses	1.12%	1.12%	1.12%	1.11%	1.13%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.12%	1.11%	1.12%	1.11%	1.13%
Ratio of Net Investment Income/(Loss)	5.54%	5.83%	5.96%	6.80%	7.05%
Portfolio Turnover Rate	71%	67%	93%	61%	92%

Class T Shares

	Janus High-Yield Fund
For a share outstanding during each year ended June 30	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$9.41	$9.14	$9.00	$9.13	$8.45
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.51(1)	0.57(1)	0.58	0.63	0.65
Net realized and unrealized gain/(loss)	(0.64)	0.50	0.15	(0.13)	0.69
Total from Investment Operations	(0.13)	1.07	0.73	0.50	1.34
Less Dividends and Distributions:
Dividends (from net investment income)	(0.52)	(0.57)	(0.58)	(0.63)	(0.66)
Distributions (from capital gains)	(0.20)	(0.23)	(0.01)	–(2)	–
Redemption fees	N/A	N/A	N/A	–(3)	–(3)
Total Dividends and Distributions	(0.72)	(0.80)	(0.59)	(0.63)	(0.66)
Net Asset Value, End of Period	$8.56	$9.41	$9.14	$9.00	$9.13
Total Return	(1.38)%	12.09%	8.23%	5.83%	16.14%(5)
Net Assets, End of Period (in thousands)	$1,218,907	$1,466,998	$1,310,580	$1,269,091	$1,060,678
Average Net Assets for the Period (in thousands)	$1,305,785	$1,378,198	$1,401,785	$1,107,108	$875,192
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.87%	0.87%	0.87%	0.86%	0.88%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.87%	0.86%	0.86%	0.86%	0.88%
Ratio of Net Investment Income/(Loss)	5.79%	6.07%	6.21%	7.05%	7.28%
Portfolio Turnover Rate	71%	67%	93%	61%	92%

(1)	Per share amounts are calculated based on average shares outstanding during the year.
(2)	Less than $0.005 on a per share basis.
(3)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	Impact on performance due to reimbursement from advisor was 0.50%.
(5)	Impact on performance due to reimbursement from advisor was 0.51%.

See Notes to Financial Statements.

Janus Investment Fund | 23

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Janus High-Yield Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in income-producing securities. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class N Shares also are available to Janus proprietary products.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or

24 | JUNE 30, 2015

more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary
FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from

Janus Investment Fund | 25

Notes to Financial Statements (continued)

foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions
Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2.	Other Investments and Strategies

Additional Investment Risk
The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since

26 | JUNE 30, 2015

these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Emerging Market Investing
The Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Janus Investment Fund | 27

Notes to Financial Statements (continued)

Loans
The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of June 30, 2015.

•	Bank Loans – Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

•	Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as the London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

•	Mezzanine Loans – Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities
Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans,

28 | JUNE 30, 2015

equipment leases, credit card receivables, or other collateral. In the event the underlying assets fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Fund’s yield and your return.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans at a faster pace than expected, may shorten the effective maturities of these securities and may result in the Fund having to reinvest proceeds at a lower interest rate.

In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing the Fund’s sensitivity to interest rate changes and causing its price to decline.

Real Estate Investing
The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

When-Issued and Delayed Delivery Securities
The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

3.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

	Average Daily		Contractual
	Net Assets		Investment
Fund	of the Fund		Advisory Fee (%)

Janus High-Yield Fund	First $	300 Million	0.65
	Over $	300 Million	0.55

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the transfer agency agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least November 1, 2015.

Expense
Fund	Limit (%)

Janus High-Yield Fund	0.69

If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the

Janus Investment Fund | 29

Notes to Financial Statements (continued)

provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the transfer agency agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of

30 | JUNE 30, 2015

certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $580,523 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2015. The Fund’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2015 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2015 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $279,000 were paid by the Trust to a Trustee under the Deferred Plan during the year ended June 30, 2015.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2015 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the year ended June 30, 2015, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Janus High-Yield Fund	$6,363

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended June 30, 2015, redeeming shareholders of Class A Shares paid the following CDSCs to Janus Distributors:

Fund (Class A Shares)	CDSC

Janus High-Yield Fund	$3,494

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the

Janus Investment Fund | 31

Notes to Financial Statements (continued)

year ended June 30, 2015, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

Janus High-Yield Fund	$3,499

4.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The Fund has elected to defer post-October losses and qualified late-year losses as noted in the table below. These losses will be deferred for tax purposes and recognized during the next fiscal year.

	Undistributed	Undistributed		Loss Deferrals		Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Late-Year	Post-October	to Tax	Appreciation/
Fund	Income	Gains	Capital Losses	Ordinary Loss	Capital Loss	Differences	(Depreciation)

Janus High-Yield Fund	$494,220	$–	$–	$–	$(76,390,724)	$(31,635)	$(8,433,426)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Janus High-Yield Fund	$2,096,287,780	$36,967,877	$(45,401,303)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the fiscal year ended June 30, 2015

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus High-Yield Fund	$147,258,304	$38,571,999	$–	$–

For the fiscal year ended June 30, 2014

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus High-Yield Fund	$158,690,779	$60,032,855	$–	$–

32 | JUNE 30, 2015

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

	Increase/(Decrease)	Increase/(Decrease) to Undistributed Net	Increase/(Decrease) to Undistributed Net
Fund	to Capital	Investment Income/Loss	Realized Gain/Loss

Janus High-Yield Fund	$–	$385,611	$(385,611)

5.	Capital Share Transactions

	Janus High-Yield Fund
For each year ended June 30	2015	2014

Transactions in Fund Shares – Class A Shares:
Shares sold	13,377,239	16,379,638
Reinvested dividends and distributions	2,351,184	2,886,495
Shares repurchased	(31,415,743)	(17,021,962)
Net Increase/(Decrease) in Fund Shares	(15,687,320)	2,244,171
Shares Outstanding, Beginning of Period	37,420,108	35,175,937
Shares Outstanding, End of Period	21,732,788	37,420,108
Transactions in Fund Shares – Class C Shares:
Shares sold	1,092,131	1,025,930
Reinvested dividends and distributions	489,211	555,288
Shares repurchased	(2,555,809)	(2,195,195)
Net Increase/(Decrease) in Fund Shares	(974,467)	(613,977)
Shares Outstanding, Beginning of Period	8,104,381	8,718,358
Shares Outstanding, End of Period	7,129,914	8,104,381
Transactions in Fund Shares – Class D Shares:
Shares sold	5,553,544	8,784,135
Reinvested dividends and distributions	2,953,202	2,978,903
Shares repurchased	(10,371,574)	(8,118,551)
Net Increase/(Decrease) in Fund Shares	(1,864,828)	3,644,487
Shares Outstanding, Beginning of Period	43,123,063	39,478,576
Shares Outstanding, End of Period	41,258,235	43,123,063
Transactions in Fund Shares – Class I Shares:
Shares sold	32,523,800	43,093,850
Reinvested dividends and distributions	2,374,760	3,267,472
Shares repurchased	(52,818,254)	(21,384,510)
Net Increase/(Decrease) in Fund Shares	(17,919,694)	24,976,812
Shares Outstanding, Beginning of Period	50,829,211	25,852,399
Shares Outstanding, End of Period	32,909,517	50,829,211
Transactions in Fund Shares – Class N Shares:
Shares sold	3,260,110	1,700,178
Reinvested dividends and distributions	71,638	68,487
Shares repurchased	(3,664,244)	(449,478)
Net Increase/(Decrease) in Fund Shares	(332,496)	1,319,187
Shares Outstanding, Beginning of Period	2,056,001	736,814
Shares Outstanding, End of Period	1,723,505	2,056,001

Janus Investment Fund | 33

Notes to Financial Statements (continued)

	Janus High-Yield Fund
For each year ended June 30	2015	2014

Transactions in Fund Shares – Class R Shares:
Shares sold	68,962	133,266
Reinvested dividends and distributions	9,141	10,552
Shares repurchased	(91,296)	(122,262)
Net Increase/(Decrease) in Fund Shares	(13,193)	21,556
Shares Outstanding, Beginning of Period	203,917	182,361
Shares Outstanding, End of Period	190,724	203,917
Transactions in Fund Shares – Class S Shares:
Shares sold	96,318	116,163
Reinvested dividends and distributions	37,757	59,764
Shares repurchased	(344,118)	(394,394)
Net Increase/(Decrease) in Fund Shares	(210,043)	(218,467)
Shares Outstanding, Beginning of Period	534,968	753,435
Shares Outstanding, End of Period	324,925	534,968
Transactions in Fund Shares – Class T Shares:
Shares sold	34,416,427	38,970,092
Reinvested dividends and distributions	11,680,800	12,406,893
Shares repurchased	(59,513,312)	(38,864,180)
Net Increase/(Decrease) in Fund Shares	(13,416,085)	12,512,805
Shares Outstanding, Beginning of Period	155,844,561	143,331,756
Shares Outstanding, End of Period	142,428,476	155,844,561

6.	Purchases and Sales of Investment Securities

For the year ended June 30, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus High-Yield Fund	$1,551,022,146	$2,122,445,637	$–	$–

7.	Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2015 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

34 | JUNE 30, 2015

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders
of Janus High-Yield Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus High-Yield Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) at June 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
August 13, 2015

Janus Investment Fund | 35

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service

36 | JUNE 30, 2015

providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the

Janus Investment Fund | 37

Additional Information (unaudited) (continued)

second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for

38 | JUNE 30, 2015

the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper

Janus Investment Fund | 39

Additional Information (unaudited) (continued)

quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

40 | JUNE 30, 2015

underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus

Janus Investment Fund | 41

Additional Information (unaudited) (continued)

Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also

42 | JUNE 30, 2015

noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that

Janus Investment Fund | 43

Additional Information (unaudited) (continued)

Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

44 | JUNE 30, 2015

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief

Janus Investment Fund | 45

Additional Information (unaudited) (continued)

that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

46 | JUNE 30, 2015

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2015. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will

Janus Investment Fund | 47

Useful Information About Your Fund Report (unaudited) (continued)

notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or

48 | JUNE 30, 2015

investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund | 49

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2015:

Capital Gain Distributions

Fund

Janus High-Yield Fund	$38,571,999

50 | JUNE 30, 2015

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 61 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Chief Executive Officer, Imprint Capital (impact investment firm) (since 2013), and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	61	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Janus Investment Fund | 51

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

					Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Managing Director, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	61	Director of MotiveQuest LLC (strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	61	Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

52 | JUNE 30, 2015

TRUSTEES (continued)

					Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	61	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	61	None

Janus Investment Fund | 53

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	61	Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

Trustee Consultant

Raudline Etienne* 151 Detroit Street Denver, CO 80206 DOB: 1965	Consultant	6/14-Present	Senior Vice President, Albright Stonebridge Group LLC (global strategy firm) (since 2011). Formerly, Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	N/A	Director of Brightwood Capital Advisors, LLC (since 2014).

*  Raudline Etienne was appointed consultant to the Trustees effective June 2, 2014. Shareholders of the Janus Funds are expected to be asked to elect Ms. Etienne as a Trustee at a future shareholder meeting.

54 | JUNE 30, 2015

OFFICERS

Principal Occupations During the
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Past Five Years

Gibson Smith 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President and Co-Portfolio Manager Janus High-Yield Fund	12/03-Present	Chief Investment Officer Fixed Income and Executive Vice President of Janus Capital; Director of Perkins Investment Management LLC; and Portfolio Manager for other Janus accounts. Formerly, Executive Vice President of Janus Distributors LLC and Janus Services LLC (2007-2013).

Darrell Watters 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Co-Portfolio Manager Janus High-Yield Fund	7/08-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Stephanie Grauerholz 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, Vice President and Assistant Secretary of Janus Distributors LLC, and Vice President of Janus Services LLC (since 2015).

Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present	President of Janus Capital Group Inc. and Janus Capital Management LLC (since 2013); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013), and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund | 55

Trustees and Officers (unaudited) (continued)

OFFICERS (continued)

Principal Occupations During the
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Past Five Years

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

56 | JUNE 30, 2015

Notes

Janus Investment Fund | 57

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0815-94028	125-02-93026 08-15

annual report
June 30, 2015

Janus Money Market Fund

Janus Investment Fund

            Janus Money Market Fund

Janus Money Market Fund (unaudited)

Eric Thorderson portfolio manager
Janus Money Market Fund

Average Annual Total Return
For the periods ended June 30, 2015
Class D Shares(1)
1 Year	0.00%
5 Year	0.00%
10 Year	1.31%
Since Inception (February 14, 1995)	2.55%
Class T Shares
1 Year	0.00%
5 Year	0.00%
10 Year	1.31%
Since Inception (February 14, 1995)	2.55%

Seven-Day Current Yield
Class D Shares(1)
With Reimbursement	0.00%
Without Reimbursement	-0.41%
Class T Shares
With Reimbursement	0.00%
Without Reimbursement	-0.43%
Expense Ratios
Per the October 28, 2014 prospectuses
Class D Shares(1)
Total Annual Fund Operating Expenses	0.66%
Class T Shares
Total Annual Fund Operating Expenses	0.68%

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Janus Capital has voluntarily agreed to waive one-half of its investment advisory fee and such additional fees to the extent necessary to assist the Fund in attempting to maintain a yield of at least 0.00%. Such reimbursements could be changed or terminated at any time.

Class D Shares of the Fund commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Returns include reinvestment of all dividends and distributions.

The yield more closely reflects the current earnings of the Fund than the total return.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

See “Useful Information About Your Fund Report.”

(1)	Closed to certain new investors.

Janus Investment Fund | 1

Janus Money Market Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/15)	(6/30/15)	(1/1/15 - 6/30/15)†	(1/1/15)	(6/30/15)	(1/1/15 - 6/30/15)†	(1/1/15 - 6/30/15)

Class D Shares	$1,000.00	$1,000.00	$0.74	$1,000.00	$1,024.05	$0.75	0.15%

Class T Shares	$1,000.00	$1,000.00	$0.74	$1,000.00	$1,024.05	$0.75	0.15%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

2 | JUNE 30, 2015

Janus Money Market Fund

Schedule of Investments

As of June 30, 2015

Principal Amount		Value
Certificates of Deposit – 24.3%
$50,000,000	Bank of Montreal, Chicago 0.1200%, 7/29/15	$50,000,000
25,000,000	Canadian Imperial Bank of Commerce, New York 0.1400%, 7/27/15	25,000,000
25,000,000	Canadian Imperial Bank of Commerce, New York 0.1300%, 8/4/15	25,000,000
55,000,000	Sumitomo Mitsui Banking Corp., New York 0.1600%, 7/8/15	55,000,000
30,000,000	Svenska Handelsbanken, New York 0.2000%, 8/11/15	30,000,171
30,300,000	Toronto-Dominion Bank, New York 0.1600%, 8/10/15	30,300,000
25,000,000	Toronto-Dominion Bank, New York 0.2100%, 11/3/15	25,000,000
15,000,000	Wells Fargo Bank NA 0.2700%, 8/7/15	15,000,000
15,000,000	Wells Fargo Bank NA 0.2700%, 10/5/15	15,000,000
10,000,000	Wells Fargo Bank NA 0.2800%, 11/10/15	10,000,000

Total Certificates of Deposit (amortized cost $280,300,171)		280,300,171
Commercial Paper – 38.7%
10,000,000	ANZ New Zealand Int’l, Ltd., London 0.1929%, 8/12/15 (Section 4(2))	9,997,801
38,500,000	Atlantic Asset Securitization LLC 0.1116%, 7/6/15 (Section 4(2))	38,499,412
10,000,000	Commonwealth Bank of Australia 0.1624%, 7/15/15 (Section 4(2))	9,999,384
25,000,000	Commonwealth Bank of Australia 0.1675%, 8/17/15 (Section 4(2))	24,994,614
20,000,000	Commonwealth Bank of Australia 0.2031%, 9/28/15 (Section 4(2))	19,990,110
10,000,000	HSBC Bank PLC 0.3153%, 8/5/15 (Section 4(2))	9,996,982
5,000,000	HSBC Bank PLC 0.4995%, 2/24/16 (Section 4(2))	4,983,792
5,000,000	HSBC Bank PLC 0.5099%, 4/11/16 (Section 4(2))	4,980,255
15,000,000	JP Morgan Securities LLC 0.2030%, 7/22/15	14,998,250
10,000,000	JP Morgan Securities LLC 0.3049%, 8/10/15	9,996,665
3,000,000	JP Morgan Securities LLC 0.3252%, 11/2/15	2,996,693
25,000,000	JP Morgan Securities LLC 0.3762%, 11/30/15	24,960,938
25,000,000	Manhattan Asset Funding Co. LLC 0.1217%, 7/6/15 (Section 4(2))	24,999,583
20,000,000	Manhattan Asset Funding Co. LLC 0.1421%, 7/9/15 (Section 4(2))	19,999,378
10,000,000	Manhattan Asset Funding Co. LLC 0.1421%, 7/14/15 (Section 4(2))	9,999,494
10,000,000	Nieuw Amsterdam Receivables Corp. 0.1421%, 7/6/15 (Section 4(2))	9,999,806
20,000,000	Nieuw Amsterdam Receivables Corp. 0.2336%, 7/7/15 (Section 4(2))	19,999,233
10,000,000	Nieuw Amsterdam Receivables Corp. 0.1827%, 8/11/15 (Section 4(2))	9,997,950
14,000,000	Nieuw Amsterdam Receivables Corp. 0.1929%, 9/1/15 (Section 4(2))	13,995,418
35,000,000	Standard Chartered Bank, New York 0.2234%, 7/27/15 (Section 4(2))	34,994,438
20,000,000	Standard Chartered Bank, New York 0.2335%, 8/3/15 (Section 4(2))	19,995,783
10,000,000	Swedbank AB 0.1929%, 8/14/15	9,997,677
25,000,000	Swedbank AB 0.1980%, 8/19/15	24,993,364
15,000,000	Swedbank AB 0.1522%, 8/24/15	14,996,625
55,000,000	Victory Receivables Corp. 0.1624%, 7/13/15 (Section 4(2))	54,997,067

Total Commercial Paper (amortized cost $445,360,712)		445,360,712
Repurchase Agreements – 19.6%
100,000,000	Goldman Sachs & Co., 0.1200%, dated 6/30/15, maturing 7/1/15 to be repurchased at $100,000,333 collateralized by $95,106,832 in U.S. Government Agencies 0.8355% – 38.4780%, 4/15/21 – 4/1/45 with a value of $102,000,000	100,000,000
126,200,000	Undivided interest of 84.1% in a joint repurchase agreement (principal amount $150,000,000 with a maturity value of $150,000,458) with HSBC Securities (USA), Inc., 0.1100%, dated 6/30/15, maturing 7/1/15, to be repurchased at $126,200,386 collateralized by $145,874,921 in U.S. Government Agencies, 0% – 4.0000%, 7/15/15 – 8/20/44, with a value of $153,002,324	126,200,000

Total Repurchase Agreements (amortized cost $226,200,000)		226,200,000
U.S. Government Agency Notes – 7.5%
	Federal Farm Credit Discount Notes:
8,500,000	0.1502%, 12/15/15	8,494,085
	Federal Home Loan Bank Discount Notes:
10,000,000	0.1622%, 9/9/15	9,996,849
8,000,000	0.1301%, 10/23/15	7,996,706
15,000,000	0.1001%, 11/2/15	14,994,833
8,500,000	0.1401%, 11/6/15	8,495,769
	Freddie Mac Discount Notes:
14,000,000	0.1402%, 7/22/15	13,998,856
7,000,000	0.1903%, 8/18/15	6,998,226
5,000,000	0.1167%, 8/21/15	4,999,174
10,000,000	0.1502%, 9/4/15	9,997,291

Total U.S. Government Agency Notes (amortized cost $85,971,789)		85,971,789
Variable Rate Demand Agency Notes – 9.9%
4,000,000	Breckenridge Terrace LLC 0.2400%, 5/1/39	4,000,000
14,980,000	Breckenridge Terrace LLC 0.2400%, 5/1/39	14,980,000

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 3

Janus Money Market Fund

Schedule of Investments

As of June 30, 2015

Principal Amount		Value
$800,000	California Infrastructure & Economic Development Bank 0.1300%, 7/1/33	$800,000
900,000	Capital Markets Access Co. LC 0.1700%, 7/1/25	900,000
9,100,000	County of Eagle CO 0.2400%, 6/1/27	9,100,000
8,000,000	County of Eagle CO 0.2400%, 5/1/39	8,000,000
4,400,000	Hawkes 0-Side I LLC 0.1400%, 4/1/55	4,400,000
4,605,000	Industrial Development Board of the City of Auburn 0.1700%, 7/1/26	4,605,000
3,495,000	J-Jay Properties LLC 0.1400%, 7/1/35	3,495,000
5,165,000	Kaneville Road Joint Venture, Inc. 0.1700%, 11/1/32	5,165,000
170,000	Kentucky Economic Development Finance Authority 1.0000%, 11/1/15	170,000
5,395,000	Lush Properties LLC 0.1700%, 11/1/33	5,395,000
4,230,000	Mesivta Yeshiva Rabbi Chaim Berlin 0.1870%, 11/1/35	4,230,000
6,000,000	Michael Dennis Sullivan Irrevocable Trust 0.1700%, 2/1/35	6,000,000
6,000,000	Mississippi Business Finance Corp. 0.1700%, 12/1/35	6,000,000
4,865,000	Phenix City Downtown Redevelopment Authority 0.1700%, 2/1/33	4,865,000
1,675,000	Phoenix Realty Special Account 0.1600%, 4/1/20	1,675,000
10,865,000	RBS Insurance Trust 0.1700%, 11/1/31	10,865,000
5,000,000	SSAB AB 0.1700%, 4/1/34	5,000,000
5,500,000	Sunroad Centrum Apartments 4 LP 0.1800%, 5/1/55	5,500,000
5,700,000	Tenderfoot Seasonal Housing LLC 0.2400%, 7/1/35	5,700,000
2,600,000	Tift County Development Authority 0.2300%, 2/1/18	2,600,000

Total Variable Rate Demand Agency Notes (amortized cost $113,445,000)		113,445,000
Total Investments (total cost $1,151,277,672) – 100.0%		1,151,277,672

Liabilities, net of Cash, Receivables and Other Assets – (0)%		(119,345)

Net Assets – 100%		$1,151,158,327

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

4 | JUNE 30, 2015

Notes to Schedule of Investments and Other Information

LC	Limited Company

LLC	Limited Liability Company

LP	Limited Partnership

PLC	Public Limited Company

Section 4(2)	Securities subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the Securities Act of 1933, as amended.

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to “put” back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2015. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2015)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Money Market Fund
Assets
Investments in Securities:
Certificates of Deposit	$–	$ 280,300,171	$–

Commercial Paper	–	445,360,712	–

Repurchase Agreements	–	226,200,000	–

U.S. Government Agency Notes	–	85,971,789	–

Variable Rate Demand Agency Notes	–	113,445,000	–

Total Assets	$–	$1,151,277,672	$–

Janus Investment Fund | 5

Statement of Assets and Liabilities

Janus Money
As of June 30, 2015	Market Fund

Assets:
Investments, at cost(1)	$1,151,277,672
Investments, at value	$925,077,672
Repurchase agreements, at value	226,200,000
Cash	25,068,298
Non-interested Trustees’ deferred compensation	23,016
Receivables:
Fund shares sold	2,421,228
Interest	68,743
Total Assets	1,178,858,957
Liabilities:
Payables:
Investments purchased	25,000,000
Fund shares repurchased	2,480,789
Advisory fees	94,346
Administrative services fees	49,002
Non-interested Trustees’ fees and expenses	7,396
Non-interested Trustees’ deferred compensation fees	23,016
Accrued expenses and other payables	46,081
Total Liabilities	27,700,630
Net Assets	$1,151,158,327
Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,151,176,721
Undistributed net investment income/(loss)	(23,016)
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	4,622
Total Net Assets	$1,151,158,327
Net Assets - Class D Shares	$923,389,573
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	923,413,197
Net Asset Value Per Share	$1.00
Net Assets - Class T Shares	$227,768,754
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	227,777,000
Net Asset Value Per Share	$1.00

(1)	Includes cost of repurchase agreements of $226,200,000.

See Notes to Financial Statements.

6 | JUNE 30, 2015

Statement of Operations

Janus Money
For the year ended June 30, 2015	Market Fund

Investment Income:
Interest	$1,547,650
Other income	101
Total Investment Income	1,547,751
Expenses:
Advisory fees	2,342,664
Administration services fees:
Class D Shares	4,397,351
Class T Shares	1,040,031
Professional fees	61,100
Non-interested Trustees’ fees and expenses	25,480
Total Expenses	7,866,626
Less: Excess Expense Reimbursement	(6,319,162)
Net Expenses	1,547,464
Net Investment Income/(Loss)	287
Net Realized Gain/(Loss) on Investments:
Investments	(57)
Total Net Realized Gain/(Loss) on Investments	(57)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$230

See Notes to Financial Statements.

Janus Investment Fund | 7

Statements of Changes in Net Assets

	Janus Money
	Market Fund
For each year ended June 30	2015	2014

Operations:
Net investment income/(loss)	$287	$33,130
Net realized gain/(loss) on investments	(57)	–
Change in unrealized net appreciation/depreciation of non-interested Trustees’ deferred compensation	–	3,097
Net Increase/(Decrease) in Net Assets Resulting from Operations	230	36,227
Dividends and Distributions to Shareholders:
Net Investment Income
Class D Shares	(187)	(30,763)
Class T Shares	(29)	(5,997)
Net Decrease from Dividends and Distributions to Shareholders	(216)	(36,760)
Capital Share Transactions:
Shares Sold
Class D Shares	438,226,812	505,275,000
Class T Shares	98,513,060	149,911,496
Reinvested Dividends and Distributions
Class D Shares	31	22,626
Class T Shares	21	3,067
Shares Repurchased
Class D Shares	(508,391,742)	(589,111,762)
Class T Shares	(97,632,754)	(113,275,217)
Net Increase/(Decrease) from Capital Share Transactions	(69,284,572)	(47,174,790)
Net Increase/(Decrease) in Net Assets	(69,284,558)	(47,175,323)
Net Assets:
Beginning of period	1,220,442,885	1,267,618,208
End of period	$1,151,158,327	$1,220,442,885

Undistributed Net Investment Income/(Loss)	$(23,016)	$(34,814)

See Notes to Financial Statements.

8 | JUNE 30, 2015

Financial Highlights

Class D Shares

	Janus Money Market Fund
For a share outstanding during each year ended June 30	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	–(1)(2)	–(1)(2)	–(1)	–(1)	–(1)
Net realized and unrealized gain/(loss)	–(1)	–(1)	–(1)	–(1)	–(1)
Total from Investment Operations	–	–	–	–	–
Less Dividends and Distributions:
Dividends (from net investment income)	–(1)	–(1)	–(1)	–(1)	–(1)
Distributions (from capital gains)	–	–	–	–(1)	–
Total Dividends and Distributions	–	–	–	–	–
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return	0.00%	0.00%	0.00%	0.00%	0.01%
Net Assets, End of Period (in thousands)	$923,390	$993,554	$1,077,369	$1,089,252	$1,105,288
Average Net Assets for the Period (in thousands)	$956,166	$1,046,368	$1,070,220	$1,131,399	$1,148,654
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.67%	0.66%	0.67%	0.67%	0.67%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.13%	0.10%	0.17%	0.14%	0.22%
Ratio of Net Investment Income/(Loss)	0.00%(3)	0.00%(3)	0.00%(3)	0.00%(3)	0.00%(3)

Class T Shares

	Janus Money Market Fund
For a share outstanding during each year ended June 30	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	–(1)(2)	–(1)(2)	–(1)	–(1)	–(1)
Net realized and unrealized gain/(loss)	–(1)	–(1)	–(1)	–(1)	–(1)
Total from Investment Operations	–	–	–	–	–
Less Dividends and Distributions:
Dividends (from net investment income)	–(1)	–(1)	–(1)	–(1)	–(1)
Distributions (from capital gains)	–	–	–	–(1)	–
Total Dividends and Distributions	–	–	–	–	–
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return	0.00%	0.00%	0.00%	0.00%	0.01%
Net Assets, End of Period (in thousands)	$227,769	$226,888	$190,249	$167,685	$164,553
Average Net Assets for the Period (in thousands)	$216,721	$210,433	$178,310	$162,966	$163,660
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.69%	0.68%	0.69%	0.69%	0.69%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.13%	0.10%	0.17%	0.14%	0.22%
Ratio of Net Investment Income/(Loss)	0.00%(3)	0.00%(3)	0.00%(3)	0.00%(3)	0.00%(3)

(1)	Less than $0.005 on a per share basis.
(2)	Per share amounts are calculated based on average shares outstanding during the year.
(3)	Less than 0.005%.

See Notes to Financial Statements.

Janus Investment Fund | 9

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Janus Money Market Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in short-term money market securities.

The Fund offers two classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer both classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Investments held by the Fund are valued utilizing the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Valuation Inputs Summary
FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE.

10 | JUNE 30, 2015

Periodic review and monitoring of the valuation of short-term securities is performed in an effort to ensure that amortized cost approximates market value. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions
Dividends, if any, are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Federal Income Taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Janus Investment Fund | 11

Notes to Financial Statements (continued)

2.	Other Investments and Strategies

Additional Investment Risk
The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements and debt securities. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities
The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative

12 | JUNE 30, 2015

financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
Counterparty	of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Goldman Sachs & Co.	$100,000,000	$–	$(100,000,000)	$–
HSBC Securities (USA), Inc.	126,200,000	–	(126,200,000)	–

Total	$226,200,000	$–	$(226,200,000)	$–

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

Regulatory Risk
In July 2014, the SEC adopted additional rules applicable to money market funds which are intended to address perceived systematic risks associated with money market funds and to improve transparency for money market fund investors. Funds which do not meet the definitions of a retail money market fund or government money market fund will be required to have a floating NAV. The rules also contemplate the implementation of liquidity fees and redemption gates for non-government money market funds in times of market stress. The SEC also adopted additional diversification, stress-testing, and disclosure measures. Additionally, the Financial Stability Oversight Council (“FSOC”), a board of U.S. regulators established by the Dodd-Frank Act, had proposed certain recommendations for money market fund reform. There can be no assurance that there will not be future FSOC action relating to money market funds. The ultimate impact of money market reform is uncertain, but changes may affect the Fund’s operations and/or the trading and value of money market instruments, which in turn could negatively affect the Fund’s yield and return potential.

Repurchase Agreements
The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

	Average Daily
	Net Assets	Contractual Investment
Fund	of the Fund	Advisory Fee (%)

Janus Money Market Fund	All Asset Levels	0.20

Janus Capital has voluntarily agreed to waive one-half of the Fund’s investment advisory fee. Janus Capital may also voluntarily waive and/or reimburse additional fees to the extent necessary to assist the Fund in attempting to maintain a yield of at least 0.00%. These waivers and reimbursements are voluntary and could change or be terminated at any time at the discretion of Janus Capital. There is no guarantee that the Fund will maintain a

Janus Investment Fund | 13

Notes to Financial Statements (continued)

positive yield. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Class D Shares and Class T Shares of the Fund compensate Janus Capital at an annual rate of 0.46% and 0.48%, respectively, of average daily net assets for providing certain administration services including, but not limited to, recordkeeping and registration functions and also to pay for costs such as shareholder servicing and custody. These amounts are disclosed as “Administration services fees” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2015 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2015 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $279,000 were paid by the Trust to a Trustee under the Deferred Plan during the year ended June 30, 2015.

4.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation.

	Undistributed	Undistributed		Loss Deferrals		Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Late-Year	Post-October	to Tax	Appreciation/
Fund	Income	Gains	Capital Losses	Ordinary Loss	Capital Loss	Differences	(Depreciation)

Janus Money Market Fund	$–	$–	$–	$–	$–	$(18,394)	$–

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2015

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Money Market Fund	$216	$–	$–	$(1,432)

14 | JUNE 30, 2015

For the year ended June 30, 2014

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Money Market Fund	$36,760	$–	$–	$–

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

	Increase/(Decrease)	Increase/(Decrease) to Undistributed Net	Increase/(Decrease) to Undistributed Net
Fund	to Capital	Investment Income/Loss	Realized Gain/Loss

Janus Money Market Fund	$(11,730)	$11,727	$3

5.	Capital Share Transactions

	Janus Money Market Fund
For each year ended June 30	2015	2014

Transactions in Fund Shares – Class D Shares:
Shares sold	438,226,773	505,274,999
Reinvested dividends and distributions	31	22,626
Shares repurchased	(508,391,740)	(589,111,760)
Net Increase/(Decrease) in Fund Shares	(70,164,936)	(83,814,135)
Shares Outstanding, Beginning of Period	993,578,133	1,077,392,268
Shares Outstanding, End of Period	923,413,197	993,578,133
Transactions in Fund Shares – Class T Shares:
Shares sold	98,513,052	149,911,036
Reinvested dividends and distributions	21	3,067
Shares repurchased	(97,632,754)	(113,275,217)
Net Increase/(Decrease) in Fund Shares	880,319	36,638,886
Shares Outstanding, Beginning of Period	226,896,681	190,257,795
Shares Outstanding, End of Period	227,777,000	226,896,681

6.	Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2015 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund | 15

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders
of Janus Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Money Market Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) at June 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
August 13, 2015

16 | JUNE 30, 2015

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service

Janus Investment Fund | 17

Additional Information (unaudited) (continued)

providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the

18 | JUNE 30, 2015

second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for

Janus Investment Fund | 19

Additional Information (unaudited) (continued)

the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper

20 | JUNE 30, 2015

quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

Janus Investment Fund | 21

Additional Information (unaudited) (continued)

underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus

22 | JUNE 30, 2015

Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also

Janus Investment Fund | 23

Additional Information (unaudited) (continued)

noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that

24 | JUNE 30, 2015

Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

Janus Investment Fund | 25

Additional Information (unaudited) (continued)

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief

26 | JUNE 30, 2015

that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund | 27

Useful Information About Your Fund Report (unaudited)

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers

28 | JUNE 30, 2015

to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund | 29

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 61 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Chief Executive Officer, Imprint Capital (impact investment firm) (since 2013), and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	61	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

30 | JUNE 30, 2015

TRUSTEES (continued)

					Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Managing Director, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	61	Director of MotiveQuest LLC (strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	61	Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Investment Fund | 31

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

					Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	61	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	61	None

32 | JUNE 30, 2015

TRUSTEES (continued)

Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	61	Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

Trustee Consultant

Raudline Etienne* 151 Detroit Street Denver, CO 80206 DOB: 1965	Consultant	6/14-Present	Senior Vice President, Albright Stonebridge Group LLC (global strategy firm) (since 2011). Formerly, Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	N/A	Director of Brightwood Capital Advisors, LLC (since 2014).

*  Raudline Etienne was appointed consultant to the Trustees effective June 2, 2014. Shareholders of the Janus Funds are expected to be asked to elect Ms. Etienne as a Trustee at a future shareholder meeting.

Janus Investment Fund | 33

Trustees and Officers (unaudited) (continued)

OFFICERS

Principal Occupations During the
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Past Five Years

J. Eric Thorderson 151 Detroit Street Denver, CO 80206 DOB: 1961	Executive Vice President and Portfolio Manager Janus Money Market Fund	2/04-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Stephanie Grauerholz 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, Vice President and Assistant Secretary of Janus Distributors LLC, and Vice President of Janus Services LLC (since 2015).

Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present	President of Janus Capital Group Inc. and Janus Capital Management LLC (since 2013); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013), and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

34 | JUNE 30, 2015

Notes

Janus Investment Fund | 35

Notes

36 | JUNE 30, 2015

Notes

Janus Investment Fund | 37

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0815-94126	125-02-93027 08-15

annual report
June 30, 2015

Janus Multi-Sector Income Fund

Janus Investment Fund

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Multi-Sector Income Fund

Janus Multi-Sector Income Fund (unaudited)

FUND SNAPSHOT
We believe a bottom-up, fundamentally driven investment process can generate risk-adjusted outperformance over time. Our comprehensive, bottom-up view drives decision making at a macro level, enabling us to make informed risk and sector allocation decisions.
John Kerschner co-portfolio manager	John Lloyd co-portfolio manager	Seth Meyer co-portfolio manager

PERFORMANCE OVERVIEW

During the one-year period ended June 30, 2015, Janus Multi-Sector Income Fund’s Class I Shares returned 2.37% compared with a 1.86% return for the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index.

MARKET ENVIRONMENT

The U.S. Treasury yield curve flattened during the period, although much of the gains of longer-dated securities were given up over the final few months. Long-dated Treasury yields fell through the end of 2014 as investors clamored for dollar-denominated assets. Solid U.S. economic growth suggested to investors that the Federal Reserve (Fed) would initiate rate hikes in 2015. At the same time, both Europe and Japan were taking steps to make their monetary policy even more accommodative, making yields on Treasurys relatively attractive. Also contributing to the bond rally was softer-than-expected economic data in the first part of 2015 which diminished investor concern of breakout growth or stronger-than-expected inflation. A spring rebound in economic data, along with signs of incipient growth in Europe, caused Treasurys to sell off and the curve to steepen. Late in the period, communication from the Fed that they would likely initiate the first rate hike in 2015 also kept a certain amount of upward pressure on yields. Still, global interest rate differentials and developments in China and Greece likely capped yields on the longer end of the curve. Yields on 2-year Treasury notes, which are especially sensitive to Fed rate hikes, rose during the period.

Rates fell across the curve in the eurozone in anticipation of the European Central Bank (ECB) initiating quantitative easing (QE); the announcement of a larger-than-expected QE program then pushed rates down even further. Concerns that eurozone sovereigns were overvalued sparked a spring sell-off – which was aggravated by low market liquidity – causing the yield on the 10-year German bund rise to nearly 1% after having almost reached negative territory only a couple of months prior.

High-yield and investment-grade credit spreads widened during the period amid a flood of new issuance. Shareholder-friendly activity, which may not be friendly to bondholders, also weighed on bond prices. Spreads in mortgage-backed securities (MBS) were flat during the period as rate volatility hindered investors’ ability to judge MBS prepayment risk.

PERFORMANCE DISCUSSION

Our exposure to a diverse range of income-generating asset classes contributed to the period’s relative outperformance. Chief among these was our allocation toward commercial mortgage-backed securities (CMBS). Our overweight to CMBS relative to the benchmark, along with spread carry – or the excess income generated from holding these securities – were the primary drivers of outperformance. These compensated for our yield curve positioning, which detracted from the asset class’ gains. Conversely, our yield curve positioning within investment-grade corporate credit aided relative performance as our defensive stance focusing on higher quality issuers was well timed, given the period’s widening credit spreads. Our underweight to investment-grade credits also benefited performance. Widening high-yield credit spreads theoretically should have taken their toll on the portfolio since we maintain exposure to this out-of-benchmark market segment. However, strong security selection and spread carry were sufficient for high-yield becoming a relative contributor. Our exposure to the “crossover” segment of corporate debt acutely boosted performance. These are issuers that, in our view, have management teams committed to balance sheet discipline and improving cash flow generations. They are also the securities that we believe offer some of the most attractive – and underappreciated – risk adjusted returns within the fixed income market. The credit sectors that contributed most to outperformance were pharmaceuticals, building materials and automotive.

Also aiding relative returns was our exposure to MBS and out-of-benchmark convertible debt.

Janus Investment Fund | 1

Janus Multi-Sector Income Fund (unaudited)

Our U.S. Treasurys exposure detracted from relative performance, penalized by both our underweight of the asset class and our yield curve positioning. On the credit sector level, energy related issuers detracted from performance as global energy prices collapsed over the latter part of 2014. Independent energy companies along with oil fields services firms were among the hardest hit sectors within the portfolio.

Though we actively managed duration during the period, the ending level, in absolute terms and relative to the benchmark, was roughly the same as it was in June 2014. This defensive stance – with duration being well below that of the benchmark – reflects what we feel is prudent, given a confluence of risk factors that we presently see in fixed income markets. Further reflecting our concerns, we lowered our credit allocation from 60.2% at the beginning of the period to 52.7% at the end. While still below the benchmark’s level, we raised our MBS allocation and have increased our CMBS overweight.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Fund.

OUTLOOK

Multiple factors presently have the potential to impact the fixed income environment, chief among them remains the timing and pace of the Fed’s rate hikes. Data suggest that the central bank is achieving its dual mandate. Strong gains in payrolls have resumed and wage growth has shown signs of accelerating. At 5.3% the unemployment rate is nearing the range many would consider full-employment. Under the tenure of Ben Bernanke, the Fed had initially targeted a jobless rate of roughly 6.5% as the level at which it would consider rate hikes, a move that has been delayed as Fed has made clear its objective of achieving sustainable growth. With economic expansion typically comes jobs, and after that, wage-driven inflation, as employers scramble for qualified workers. In a service-based economy like the U.S., wages have an outsized impact on inflation. Should this scenario play out as the Fed anticipates, inflation will eventually be on track toward policy makers’ 2% goal.

Core inflation has held steady as crude prices stabilized before any downward pressure bled into non-energy categories. The stabilization in the U.S. dollar after its rapid appreciation also aids the inflation outlook as continued gains in the currency would have made foreign products cheaper, thus keeping a lid on prices. The dollar, however, remains one of our wild cards. Deterioration in the Greece dispute or a deceleration in non-U.S. economies could send investors fleeing back toward dollar-denominated assets, forcing a resumption in the currency’s march upward. In a nod to this scenario, the Fed has acknowledged that international developments are being considered as it charts its path forward.

Retail sales and housing have also exhibited signs of strength. There had been consternation that the savings consumers were reaping from cheaper energy were not being spent on other items, instead being used to pay off debt. The stabilization of prices and broad expectation that a return to $100 crude is not likely may instill sufficient confidence in consumers to more readily open their wallets to adjust to this new reality. The resulting boost in aggregate demand should also play a role in lifting inflation toward the Fed’s target.

The winter slowdown does not affect our full-year outlook. We expect growth to catch up over the second half of 2015. Employment data, in our view, should remain robust and inflation should advance toward a 2% annual rate. Continued patches of softness may cause the Fed to delay its initial rate hike past the widely assumed September lift-off, but in our view, rates will rise – albeit cautiously – this year.

We are mindful that we are quite possibly nearing the end of a credit cycle. Merger and acquisition activity, share buybacks, and debt issuance are up. The result is a deterioration of corporate balance sheets. It is for this reason, while still overweight versus the benchmark, our credit allocation is near the lowest it has been since the financial crisis. Utilizing our bottom-up fundamental security-level approach, we are concentrating our holdings in higher-quality companies with steady revenue streams, and whose management has maintained balance sheet discipline.

We are also concerned with the potential for sustained periods of elevated market volatility, which we consider suppressed by continued fixed income inflows. Alarmingly low levels of liquidity are a serious risk factor, in our view. Should an illiquidity event occur, we want to be a provider of liquidity. Accordingly, we have lowered the overall duration of the portfolio, especially as a percentage of the benchmark. Treasurys are the tool we utilize to toggle duration in a cost-effective manner. Shorter-dated government securities act as a cash cushion, which should allow us to better weather storms and opportunistically make attractive investments caused by market dislocations.

We remain underweight MBS relative to the benchmark as these securities typically do not perform well in volatile markets. When the direction of rates is in question,

2 | JUNE 30, 2015

(unaudited)

investors cannot adequately gauge prepayment risks, which stand to increase as rates decline. While our base-case scenario is for increasing rates, a global crisis or unforeseen slowdown in growth could again put downward pressure on the safe-haven Treasurys upon which mortgages are priced.

Over the past quarter we have sought to reduce risks in our portfolio and expect to maintain this defensive posture as the aforementioned risk factors play out. We have not seen such a confluence of potentially adverse forces for several years. Our binding principle of capital preservation is of utmost importance as we navigate the choppy waters ahead

Thank you for your investment in Janus Multi-Sector Income Fund.

Janus Investment Fund | 3

Janus Multi-Sector Income Fund (unaudited)

Janus Multi-Sector Income Fund At A Glance

Fund Profile
June 30, 2015

Weighted Average Maturity	8.5 Years
Average Effective Duration*	4.1 Years
30-day Current Yield**
Class A Shares at NAV
Without Reimbursement	2.45%
With Reimbursement	3.61%
Class A Shares at MOP
Without Reimbursement	2.34%
With Reimbursement	3.44%
Class C Shares***
Without Reimbursement	1.71%
With Reimbursement	2.87%
Class D Shares
Without Reimbursement	2.46%
With Reimbursement	3.74%
Class I Shares
Without Reimbursement	2.74%
With Reimbursement	3.90%
Class N Shares
Without Reimbursement	2.74%
With Reimbursement	3.90%
Class S Shares
Without Reimbursement	2.24%
With Reimbursement	3.39%
Class T Shares
Without Reimbursement	2.47%
With Reimbursement	3.63%
Number of Bonds/Notes	155

*	A theoretical measure of price volatility
**	Yield will fluctuate
***	Does not include the 1.00% contingent deferred sales charge.

Ratings† Summary – (% of Total Investments)
June 30, 2015

AA	14.2%
A	3.6%
BBB	15.2%
BB	15.0%
B	24.4%
CCC	12.9%
D	2.6%
Not Rated	9.4%
Other	2.7%

†	Credit ratings provided by Standard & Poor’s (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P’s measures. Further information on S&P’s rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. “Not Rated” securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. “Other” includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment – (% of Net Assets)
As of June 30, 2015

Asset Allocation – (% of Net Assets)
As of June 30, 2015

*Includes Other of (3.1)%.

4 | JUNE 30, 2015

(unaudited)

Performance

			Expense Ratios – per the October 28, 2014 prospectuses
Average Annual Total Return – for the periods ended June 30, 2015			(estimated for the fiscal year)
	One	Since	Total Annual Fund	Net Annual Fund
	Year	Inception*	Operating Expenses	Operating Expenses

Janus Multi-Sector Income Fund – Class A Shares

NAV	2.09%	3.71%	1.97%	0.98%

MOP	–2.79%	–0.01%

Janus Multi-Sector Income Fund – Class C Shares

NAV	1.34%	2.95%	2.73%	1.73%

CDSC	0.37%	2.95%

Janus Multi-Sector Income Fund – Class D Shares(1)	2.22%	3.80%	1.84%	0.85%

Janus Multi-Sector Income Fund – Class I Shares	2.37%	3.99%	1.72%	0.73%

Janus Multi-Sector Income Fund – Class N Shares	2.37%	3.99%	1.69%	0.71%

Janus Multi-Sector Income Fund – Class S Shares	1.86%	3.47%	2.19%	1.21%

Janus Multi-Sector Income Fund – Class T Shares	2.11%	3.72%	1.94%	0.96%

Barclays U.S. Aggregate Bond Index	1.86%	2.81%

Morningstar Quartile – Class I Shares	1st	1st

Morningstar Ranking – based on total returns for Multi-Sector Bond Funds	17/298	25/283

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month–end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2015.

See important disclosures on the next page.

Janus Investment Fund | 5

Janus Multi-Sector Income Fund (unaudited)

The expense ratios shown reflect estimated annualized expenses that the Fund expects to incur during its initial fiscal year.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Fixed income securities are subject to interest rate, inflation, credit and default risk. The bond market is volatile. As interest rates rise, bond prices usually fall, and vice versa. The return of principal is not guaranteed, and prices may decline if an issuer fails to make timely payments or its credit strength weakens.

High-yield/high-risk bonds, also known as “junk” bonds, involve a greater risk of default and price volatility than U.S. Government and other high quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility, lower liquidity and differing financial and information reporting standards, all of which are magnified in emerging markets.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Until the earlier of three years from inception or the Fund’s assets meeting the first fee breakpoint, Janus Capital may recover expenses previously waived or reimbursed if the expense ratio falls below certain limits.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2015 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – February 28, 2014
(1)	Closed to certain new investors.

6 | JUNE 30, 2015

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/15)	(6/30/15)	(1/1/15 - 6/30/15)†	(1/1/15)	(6/30/15)	(1/1/15 - 6/30/15)†	(1/1/15 - 6/30/15)

Class A Shares	$1,000.00	$1,026.00	$4.97	$1,000.00	$1,019.89	$4.96	0.99%

Class C Shares	$1,000.00	$1,022.30	$8.67	$1,000.00	$1,016.22	$8.65	1.73%

Class D Shares	$1,000.00	$1,026.70	$4.32	$1,000.00	$1,020.53	$4.31	0.86%

Class I Shares	$1,000.00	$1,027.40	$3.57	$1,000.00	$1,021.27	$3.56	0.71%

Class N Shares	$1,000.00	$1,027.40	$3.57	$1,000.00	$1,021.27	$3.56	0.71%

Class S Shares	$1,000.00	$1,024.90	$6.07	$1,000.00	$1,018.79	$6.06	1.21%

Class T Shares	$1,000.00	$1,026.10	$4.87	$1,000.00	$1,019.98	$4.86	0.97%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund | 7

Janus Multi-Sector Income Fund

Schedule of Investments

As of June 30, 2015

Shares or Principal Amount			Value
Asset-Backed/Commercial Mortgage-Backed Securities – 21.5%
	$19,000	AmeriCredit Automobile Receivables Trust 2015-2 3.0000%, 6/8/21	$19,032
	100,000	BAMLL Commercial Mortgage Securities Trust 2015-200P 3.7157%, 4/14/33 (144A),‡	88,209
	122,000	Banc of America Commercial Mortgage Trust 2006-6 5.5100%, 10/10/45	119,124
	210,000	BHMS 2014-ATLS Mortgage Trust 4.8469%, 7/5/33 (144A),‡	211,012
	100,000	CGBAM Commercial Mortgage Trust 2014-HD 3.1855%, 2/15/31 (144A),‡	100,021
	150,000	COMM 2007-C9 Mortgage Trust 5.9889%, 12/10/49‡	155,625
	100,000	Core Industrial Trust 2015-TEXW 3.9770%, 2/10/34 (144A),‡	93,872
GBP	98,773	DECO 12-UK 4 PLC 1.0006%, 1/27/20‡	142,060
	250,000	ECAF I, Ltd. 4.9470%, 6/15/40 (144A)	250,007
	130,762	Fannie Mae Connecticut Avenue Securities 5.4370%, 10/25/23‡	141,975
	262,117	Fannie Mae Connecticut Avenue Securities 5.0848%, 11/25/24‡	270,419
	186,000	Fannie Mae Connecticut Avenue Securities 4.1849%, 5/25/25‡	181,750
	463,000	GAHR Commercial Mortgage Trust 2015-NRF 3.4949%, 12/15/19 (144A),‡	434,697
EUR	114,265	German Residential Funding 2013-2, Ltd. 2.9880%, 11/27/24‡	131,192
	237,000	Hilton USA Trust 2013-HLT 5.6086%, 11/5/30 (144A),‡	240,204
	300,000	JP Morgan Chase Commercial Mortgage Securities Trust 2015-COSMO 4.1355%, 1/15/32 (144A),‡	300,806
GBP	148,571	London & Regional Debt Securitisation No 2 PLC 5.8721%, 10/15/15‡	236,439
	470,000	Mach One 2004-1A ULC 5.4500%, 5/28/40 (144A),‡	470,000
GBP	50,000	Ulysses European Loan Conduit No 27 PLC 0.8006%, 7/25/17‡	75,683
	380,000	Wachovia Bank Commercial Mortgage Trust Series 2007-C30 5.4130%, 12/15/43‡	388,609
	130,000	Wachovia Bank Commercial Mortgage Trust Series 2007-C31 5.8600%, 4/15/47‡	126,952

Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $4,219,768)			4,177,688
Bank Loans and Mezzanine Loans – 8.7%
Capital Goods – 0.6%
	31,935	Maxim Crane Works LP 10.2500%, 11/26/18‡	31,935
	81,000	Stardust Finance Holdings, Inc. 10.5000%, 3/13/23‡	78,975

			110,910
Consumer Cyclical – 3.4%
	100,000	Cosmopolitan of Las Vegas 8.9330%, 12/19/16‡	100,000
	213,000	Delta 2 Lux Sarl 7.7500%, 7/29/22‡	212,467
	42,892	Hanesbrands, Inc. 3.2500%, 4/29/22‡	43,108
	300,000	Las Vegas Sands LLC 0%, 12/19/20(a),‡	298,386
	15,000	Staples, Inc. 0%, 4/7/21(a),‡	14,966

			668,927
Energy – 0.6%
	17,000	Chief Exploration & Development LLC 7.5000%, 5/16/21‡	15,946
	126,000	Templar Energy LLC 8.5000%, 11/25/20‡	92,484

			108,430
Finance Companies – 1.0%
	195,509	RPI Finance Trust 3.5000%, 11/9/20‡	195,630
Industrial – 1.0%
	200,000	Belden Finance 2013 LP 0%, 10/3/20(a),‡	200,000
Real Estate Investment Trusts (REITs) – 0.3%
	43,000	DTZ US Borrower LLC 9.2500%, 11/4/22‡	43,000
	20,522	ESH Hospitality, Inc. 5.0000%, 6/24/19‡	20,855

			63,855
Technology – 1.6%
	108,488	Avago Technologies Cayman, Ltd. 3.7500%, 5/6/21‡	108,585
	200,000	Sensata Technologies BV 3.5000%, 10/14/21‡	200,322

			308,907
Transportation – 0.2%
	16,830	OSG Bulk Ships, Inc. 5.2500%, 8/5/19‡	16,819
	23,760	OSG International, Inc. 5.7500%, 8/5/19‡	23,790

			40,609

Total Bank Loans and Mezzanine Loans (cost $1,730,452)			1,697,268
Common Stocks – 0.9%
Capital Markets – 0.5%
	3,395	E*TRADE Financial Corp.*	101,680
Construction Materials – 0.2%
	1,635	Summit Materials, Inc. – Class A*	41,693

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | JUNE 30, 2015

Schedule of Investments

As of June 30, 2015

Shares or Principal Amount			Value
Hotels, Restaurants & Leisure – 0.2%
	649	Las Vegas Sands Corp.	$34,118

Total Common Stocks (cost $164,849)			177,491
Corporate Bonds – 51.6%
Banking – 2.7%
	$39,000	Ally Financial, Inc. 4.1250%, 3/30/20	38,927
	115,000	American Express Co. 6.8000%, 9/1/66‡	118,323
EUR	100,000	Bank of Ireland 4.2500%, 6/11/24	111,480
	37,000	Morgan Stanley 5.5500%µ	36,732
	90,000	Royal Bank of Scotland Group PLC 6.1000%, 6/10/23	95,691
EUR	100,000	UBS AG 4.7500%, 2/12/26†,‡	118,167

			519,320
Basic Industry – 0.9%
	51,000	Albemarle Corp. 4.1500%, 12/1/24	50,835
	40,000	Albemarle Corp. 5.4500%, 12/1/44	40,036
	85,000	INVISTA Finance LLC 4.2500%, 10/15/19 (144A)	83,725

			174,596
Brokerage – 0.9%
	105,000	Charles Schwab Corp. 7.0000%µ	121,951
	48,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 4.8750%, 4/15/45 (144A)	43,523

			165,474
Capital Goods – 5.0%
	284,000	ADS Tactical, Inc. 11.0000%, 4/1/18§	293,940
	100,000	Brundage-Bone Concrete Pumping, Inc. 10.3750%, 9/1/21 (144A)	104,000
	150,000	Headwaters, Inc. 7.2500%, 1/15/19	156,000
	120,000	Masco Corp. 6.5000%, 8/15/32	126,600
	30,000	NCI Building Systems, Inc. 8.2500%, 1/15/23 (144A)	31,950
	102,000	Summit Materials LLC / Summit Materials Finance Corp. 10.5000%, 1/31/20	111,308
	11,000	Vulcan Materials Co. 7.5000%, 6/15/21	12,650
	122,000	Vulcan Materials Co. 7.1500%, 11/30/37	132,980

			969,428
Communications – 8.9%
	200,000	Altice Finco SA 7.6250%, 2/15/25 (144A)	192,000
	200,000	Altice US Finance SA 7.7500%, 7/15/25 (144A)	192,000
	54,000	CCO Holdings LLC / CCO Holdings Capital Corp. 5.3750%, 5/1/25 (144A)	52,583
	47,000	CCO Holdings LLC / CCO Holdings Capital Corp. 5.8750%, 5/1/27 (144A)	45,884
	261,000	Entercom Radio LLC 10.5000%, 12/1/19	279,922
	180,000	Harron Communications LP / Harron Finance Corp. 9.1250%, 4/1/20 (144A)	194,625
	97,000	iHeartCommunications, Inc. 14.0000%, 2/1/21	68,870
	69,000	iHeartCommunications, Inc. 9.0000%, 9/15/22	62,273
	189,000	National CineMedia LLC 7.8750%, 7/15/21	197,977
	237,000	Sirius XM Radio, Inc. 5.2500%, 8/15/22 (144A),†	247,665
	48,000	Townsquare Media, Inc. 6.5000%, 4/1/23 (144A)	47,520
	135,000	Univision Communications, Inc. 8.5000%, 5/15/21 (144A)	142,087

			1,723,406
Consumer Cyclical – 10.4%
	39,000	AV Homes, Inc. 8.5000%, 7/1/19	37,733
	94,000	Brinker International, Inc. 3.8750%, 5/15/23	91,653
	63,000	Century Communities, Inc. 6.8750%, 5/15/22	61,898
	110,000	Century Communities, Inc. 6.8750%, 5/15/22 (144A)	108,075
	55,000	General Motors Co. 4.8750%, 10/2/23	57,985
	4,000	General Motors Co. 6.2500%, 10/2/43	4,462
	97,000	Greektown Holdings LLC / Greektown Mothership Corp. 8.8750%, 3/15/19 (144A)	101,850
	120,000	Hunt Cos., Inc. 9.6250%, 3/1/21 (144A)	123,600
	94,000	IHS, Inc. 5.0000%, 11/1/22 (144A)	93,412
	75,000	KB Home 7.6250%, 5/15/23	78,375
	138,000	Landry’s Holdings II, Inc. 10.2500%, 1/1/18 (144A),†	143,175
	234,000	Landry’s, Inc. 9.3750%, 5/1/20 (144A)	250,965
	145,000	MDC Holdings, Inc. 5.5000%, 1/15/24	142,462
	65,000	MDC Holdings, Inc. 6.0000%, 1/15/43	54,600
	47,000	Meritage Homes Corp. 6.0000%, 6/1/25 (144A)	47,235
	55,000	MGM Resorts International 6.7500%, 10/1/20	58,300
	38,000	Navistar International Corp. 8.2500%, 11/1/21	36,100

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 9

Janus Multi-Sector Income Fund

Schedule of Investments

As of June 30, 2015

Shares or Principal Amount		Value
Consumer Cyclical – (continued)
$80,000	PF Chang’s China Bistro, Inc. 10.2500%, 6/30/20 (144A)	$82,700
55,000	Pinnacle Entertainment, Inc. 7.5000%, 4/15/21	58,231
100,000	PulteGroup, Inc. 7.8750%, 6/15/32	115,000
61,000	Quiksilver, Inc. / QS Wholesale, Inc. 7.8750%, 8/1/18 (144A)	52,155
22,000	Quiksilver, Inc. / QS Wholesale, Inc. 10.0000%, 8/1/20	8,140
88,000	ROC Finance LLC / ROC Finance 1 Corp. 12.1250%, 9/1/18 (144A)	93,940
120,000	WCI Communities, Inc. 6.8750%, 8/15/21	123,900

		2,025,946
Consumer Non-Cyclical – 9.7%
99,000	Concordia Healthcare Corp. 7.0000%, 4/15/23 (144A)	99,000
200,000	ConvaTec Finance International SA 8.2500%, 1/15/19 (144A)	196,500
100,000	Crimson Merger Sub, Inc. 6.6250%, 5/15/22 (144A)	87,750
200,000	Endo Finance LLC / Endo, Ltd. / Endo Finco, Inc. 6.0000%, 7/15/23 (144A)	204,500
215,000	FAGE Dairy Industry SA / FAGE USA Dairy Industry, Inc. 9.8750%, 2/1/20 (144A),†	224,137
42,000	HJ Heinz Co. 2.8000%, 7/2/20 (144A)	42,033
145,000	JBS USA LLC / JBS USA Finance, Inc. 7.2500%, 6/1/21 (144A)	152,794
150,000	Mallinckrodt International Finance SA / Mallinckrodt CB LLC 4.8750%, 4/15/20 (144A)	152,632
71,000	Owens & Minor, Inc. 4.3750%, 12/15/24	72,530
57,000	Post Holdings, Inc. 7.3750%, 2/15/22	57,998
146,000	Simmons Foods, Inc. 7.8750%, 10/1/21 (144A)	134,320
68,000	SUPERVALU, Inc. 6.7500%, 6/1/21	68,680
90,000	SUPERVALU, Inc. 7.7500%, 11/15/22	94,444
98,000	Tenet Healthcare Corp. 6.7500%, 6/15/23 (144A)	99,960
92,000	Valeant Pharmaceuticals International, Inc. 5.3750%, 3/15/20 (144A)	94,990
105,000	Zimmer Biomet Holdings, Inc. 3.5500%, 4/1/25	101,450

		1,883,718
Energy – 1.6%
70,000	Chesapeake Energy Corp. 3.5253%, 4/15/19‡	64,050
96,000	Endeavor Energy Resources LP / EER Finance, Inc. 7.0000%, 8/15/21 (144A)	95,520
53,000	Helmerich & Payne International Drilling Co. 4.6500%, 3/15/25 (144A)	54,711
81,000	Kinder Morgan, Inc. 7.7500%, 1/15/32	92,830

		307,111
Finance Companies – 1.3%
130,000	General Electric Capital Corp. 6.3750%, 11/15/67†,‡	139,750
100,000	General Electric Capital Corp. 7.1250%µ	115,375

		255,125
Industrial – 0.3%
59,000	Greystar Real Estate Partners LLC 8.2500%, 12/1/22 (144A)	62,245
Insurance – 0.2%
26,000	American International Group, Inc. 8.1750%, 5/15/58‡	34,424
11,000	CNO Financial Group, Inc. 4.5000%, 5/30/20	11,165

		45,589
Real Estate Investment Trusts (REITs) – 0.3%
57,000	Forestar USA Real Estate Group, Inc. 8.5000%, 6/1/22 (144A)	59,138
Technology – 7.3%
76,000	Alliance Data Systems Corp. 5.3750%, 8/1/22 (144A)	74,860
267,000	Blackboard, Inc. 7.7500%, 11/15/19 (144A)	250,980
119,000	CommScope Holding Co., Inc. 6.6250%, 6/1/20 (144A)	123,463
239,000	CommScope Technologies Finance LLC 6.0000%, 6/15/25 (144A)	238,104
73,000	CommScope, Inc. 4.3750%, 6/15/20 (144A)	73,730
100,000	Dun & Bradstreet Corp. 4.0000%, 6/15/20	100,476
83,000	Molex Electronic Technologies LLC 3.9000%, 4/15/25 (144A)	80,423
139,000	Seagate HDD Cayman 4.7500%, 1/1/25 (144A)	138,145
70,000	Seagate HDD Cayman 5.7500%, 12/1/34 (144A)	68,923
69,000	Trimble Navigation, Ltd. 4.7500%, 12/1/24	69,093
200,000	TSMC Global, Ltd. 1.6250%, 4/3/18 (144A),†	197,712

		1,415,909
Transportation – 2.1%
137,000	Florida East Coast Holdings Corp. 6.7500%, 5/1/19 (144A)	137,342
83,000	Florida East Coast Holdings Corp. 9.7500%, 5/1/20 (144A)	78,643
52,000	Navios Maritime Holdings, Inc. / Navios Maritime Finance II US, Inc. 8.1250%, 2/15/19	40,820

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 | JUNE 30, 2015

Schedule of Investments

As of June 30, 2015

Shares or Principal Amount		Value
Transportation – (continued)
$8,000	Navios Maritime Holdings, Inc. / Navios Maritime Finance II US, Inc. 7.3750%, 1/15/22 (144A)	$6,930
140,000	XPO Logistics, Inc. 7.8750%, 9/1/19 (144A)	149,604

		413,339

Total Corporate Bonds (cost $10,192,628)		10,020,344
Mortgage-Backed Securities – 9.3%
	Fannie Mae Pool:
116,430	6.5000%, 12/1/28	133,725
161,227	6.5000%, 5/1/29	185,155
144,108	6.5000%, 9/1/33	165,496
97,322	6.5000%, 3/1/35	113,966
136,967	6.5000%, 12/1/35	159,186
240,805	4.0000%, 3/1/44	257,068
84,597	4.0000%, 7/1/44	90,675
53,349	4.0000%, 8/1/44	57,182
70,382	3.5000%, 2/1/45	72,637
	Freddie Mac Gold Pool:
26,248	3.5000%, 2/1/44	27,094
	Ginnie Mae I Pool:
242,935	7.5000%, 6/15/32	302,046
182,998	6.0000%, 1/15/34	216,448
	Ginnie Mae II Pool:
15,001	5.5000%, 5/20/42	17,086

Total Mortgage-Backed Securities (cost $1,757,202)		1,797,764
Preferred Stocks – 0.9%
Capital Markets – 0.1%
250	Morgan Stanley Capital Trust III, 6.2500%	6,382
33	Morgan Stanley Capital Trust IV, 6.2500%	840
16	Morgan Stanley Capital Trust V, 5.7500%	404
13	Morgan Stanley Capital Trust VIII, 6.4500%	330

		7,956
Construction & Engineering – 0%
125	Citigroup Capital XIII, 7.8750%	3,245
Household Durables – 0.2%
343	William Lyon Homes, 6.5000%	43,432
Industrial Conglomerates – 0%
180	General Electric Capital Corp., 4.7000%	4,374
Pharmaceuticals – 0.6%
112	Allergan PLC, 5.5000%	116,769

Total Preferred Stocks (cost $163,835)		175,776
U.S. Treasury Notes/Bonds – 4.8%
$201,000	2.3750%, 8/15/24	202,084
275,000	2.2500%, 11/15/24	273,324
43,000	2.0000%, 2/15/25	41,777
6,000	3.3750%, 5/15/44	6,302
209,000	3.1250%, 8/15/44†	209,343
179,000	3.0000%, 11/15/44	175,098
34,000	2.5000%, 2/15/45	29,923

Total U.S. Treasury Notes/Bonds (cost $977,533)		937,851
Investment Companies – 5.4%
Money Markets – 5.4%
1,052,339	Janus Cash Liquidity Fund LLC, 0.1291%°°,£ (cost $1,052,339)	1,052,339

Total Investments (total cost $20,258,606) – 103.1%		20,036,521

Liabilities, net of Cash, Receivables and Other Assets – (3.1)%		(604,720)

Net Assets – 100%		$19,431,801

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States	$17,350,292	86.6%
Luxembourg	600,967	3.0
United Kingdom	549,873	2.7
Ireland	242,672	1.2
Greece	224,137	1.1
Netherlands	200,322	1.0
Taiwan	197,712	1.0
Guernsey	192,000	1.0
Brazil	152,794	0.8
Switzerland	118,167	0.6
Singapore	108,585	0.5
Canada	99,000	0.5

Total	$20,036,521	100.0%

Schedule of Forward Currency Contracts, Open

			Unrealized
	Currency	Currency	Appreciation/
Counterparty/Currency and Settlement Date	Units Sold	Value	(Depreciation)

JPMorgan Chase & Co.:
British Pound 7/29/15	290,600	$456,434	$310
Euro 7/29/15	327,000	364,649	1,113

Total		$821,083	$1,423

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 11

Notes to Schedule of Investments and Other Information

Barclays U.S. Aggregate Bond Index	A broad-based measure of the investment grade, US dollar-denominated, fixed-rate taxable bond market.

LLC	Limited Liability Company

LP	Limited Partnership

PLC	Public Limited Company

ULC	Unlimited Liability Company

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2015 is indicated in the table below:

		Value as a %
Fund	Value	of Net Assets

Janus Multi-Sector Income Fund	$8,042,586	41.4%

(a)	All or a portion of this position has not settled, or is not funded. Upon settlement or funding date, interest rates for unsettled or unfunded amounts will be determined. Interest and dividends will not be accrued until time of settlement or funding.

*	Non-income producing security.

†	A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of June 30, 2015, is noted below.

Fund	Aggregate Value

Janus Multi-Sector Income Fund	$1,008,516

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of year end.

°°	Rate shown is the 7-day yield as of June 30, 2015.

µ	This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

§	Schedule of Restricted and Illiquid Securities (as of June 30, 2015)

	Acquisition			Value as a
	Date	Cost	Value	% of Net Assets

Janus Multi-Sector Income Fund
ADS Tactical, Inc., 11.0000%, 4/1/18	3/5/14 – 5/14/15	$289,231	$293,940	1.5%

The Fund has registration rights for certain restricted securities held as of June 30, 2015. The issuer incurs all registration costs.

12 | JUNE 30, 2015

£	The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended June 30, 2015. Unless otherwise indicated, all information in the table is for the year ended June 30, 2015.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/14	Purchases	Sales	at 6/30/15	Gain/(Loss)	Income	at 6/30/15

Janus Multi-Sector Income Fund
Janus Cash Liquidity Fund LLC	587,152	21,494,576	(21,029,389)	1,052,339	$–	$686	$1,052,339

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2015. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2015)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Multi-Sector Income Fund
Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$–	$4,177,688	$–

Bank Loans and Mezzanine Loans	–	1,697,268	–

Common Stocks	177,491	–	–

Corporate Bonds	–	10,020,344	–

Mortgage-Backed Securities	–	1,797,764	–

Preferred Stocks	–	175,776	–

U.S. Treasury Notes/Bonds	–	937,851	–

Investment Companies	–	1,052,339	–

Total Investments in Securities	$177,491	$19,859,030	$–

Other Financial Instruments(a):
Forward Currency Contracts	$–	$1,423	$–

Total Assets	$177,491	$19,860,453	$–

(a)	Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swap contracts are reported at their market value at measurement date.

Janus Investment Fund | 13

Statement of Assets and Liabilities

As of June 30, 2015	Janus Multi-Sector Income Fund

Assets:
Investments, at cost	$20,258,606
Unaffiliated investments, at value	$18,984,182
Affiliated investments, at value	1,052,339
Cash	15,315
Forward currency contracts	1,423
Non-interested Trustees’ deferred compensation	387
Receivables:
Investments sold	145,363
Fund shares sold	3,216
Dividends	24
Dividends from affiliates	111
Interest	205,522
Due from adviser	18,894
Other assets	8
Total Assets	20,426,784
Liabilities:
Payables:
Investments purchased	903,580
Fund shares repurchased	2,988
Dividends	395
Advisory fees	9,554
Fund administration fees	152
Transfer agent fees and expenses	7,446
12b-1 Distribution and shareholder servicing fees	3,005
Non-interested Trustees’ fees and expenses	109
Non-interested Trustees’ deferred compensation fees	387
Accrued expenses and other payables	67,367
Total Liabilities	994,983
Net Assets	$19,431,801

See footnotes at the end of the Statement.

See Notes to Financial Statements.

14 | JUNE 30, 2015

As of June 30, 2015	Janus Multi-Sector Income Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)	$19,759,773
Undistributed net investment income/(loss)	30,476
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(137,786)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(220,662)
Total Net Assets	$19,431,801
Net Assets - Class A Shares	$2,222,007
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	225,917
Net Asset Value Per Share(1)	$9.84
Maximum Offering Price Per Share(2)	$10.33
Net Assets - Class C Shares	$1,972,038
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	200,497
Net Asset Value Per Share(1)	$9.84
Net Assets - Class D Shares	$5,208,492
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	529,563
Net Asset Value Per Share	$9.84
Net Assets - Class I Shares	$1,805,243
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	183,540
Net Asset Value Per Share	$9.84
Net Assets - Class N Shares	$2,031,040
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	206,492
Net Asset Value Per Share	$9.84
Net Assets - Class S Shares	$1,808,701
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	183,888
Net Asset Value Per Share	$9.84
Net Assets - Class T Shares	$4,384,280
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	445,759
Net Asset Value Per Share	$9.84

(1)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(2)	Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund | 15

Statement of Operations

For the year ended June 30, 2015	Janus Multi-Sector Income Fund

Investment Income:
Interest	$808,069
Dividends	6,580
Dividends from affiliates	686
Other income	9,160
Total Investment Income	824,495
Expenses:
Advisory fees	96,026
12b-1 Distribution and shareholder servicing fees:
Class A Shares	4,947
Class C Shares	18,793
Class S Shares	4,528
Transfer agent administrative fees and expenses:
Class D Shares	4,808
Class S Shares	4,528
Class T Shares	6,533
Transfer agent networking and omnibus fees:
Class A Shares	210
Class C Shares	92
Other transfer agent fees and expenses:
Class A Shares	240
Class C Shares	279
Class D Shares	1,089
Class I Shares	58
Class N Shares	55
Class S Shares	14
Class T Shares	115
Shareholder reports expense	8,599
Registration fees	89,790
Custodian fees	5,711
Professional fees	63,068
Non-interested Trustees’ fees and expenses	313
Fund administration fees	1,459
Accounting systems fee expense	58,001
Other expenses	1,581
Total Expenses	370,837
Less: Excess Expense Reimbursement	(209,597)
Net Expenses	161,240
Net Investment Income/(Loss)	663,255
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	(31,020)
Total Net Realized Gain/(Loss) on Investments	(31,020)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(324,435)
Total Change in Unrealized Net Appreciation/Depreciation	(324,435)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$307,800

See Notes to Financial Statements.

16 | JUNE 30, 2015

Statements of Changes in Net Assets

	Janus Multi-Sector
	Income Fund
For each year or period ended June 30	2015	2014(1)

Operations:
Net investment income/(loss)	$663,255	$159,090
Net realized gain/(loss) on investments	(31,020)	85,595
Change in unrealized net appreciation/depreciation	(324,435)	103,773
Net Increase/(Decrease) in Net Assets Resulting from Operations	307,800	348,458
Dividends and Distributions to Shareholders:
Net Investment Income
Class A Shares	(94,486)	(22,706)
Class C Shares	(75,435)	(18,544)
Class D Shares	(195,358)	(29,980)
Class I Shares	(89,583)	(24,140)
Class N Shares	(98,994)	(24,154)
Class S Shares	(82,267)	(21,601)
Class T Shares	(123,095)	(23,238)
Net Realized Gain from Investment Transactions
Class A Shares	(7,921)	–
Class C Shares	(7,260)	–
Class D Shares	(14,847)	–
Class I Shares	(7,035)	–
Class N Shares	(8,072)	–
Class S Shares	(7,171)	–
Class T Shares	(8,343)	–
Net Decrease from Dividends and Distributions to Shareholders	(819,867)	(164,363)
Capital Share Transactions:
Shares Sold
Class A Shares	456,569	1,714,286
Class C Shares	201,544	1,754,568
Class D Shares	3,813,409	2,684,391
Class I Shares	–	1,714,286
Class N Shares	306,724	1,714,286
Class S Shares	12,306	1,758,398
Class T Shares	3,125,275	1,787,868
Reinvested Dividends and Distributions
Class A Shares	102,379	22,706
Class C Shares	82,695	18,544
Class D Shares	204,192	29,686
Class I Shares	96,618	24,140
Class N Shares	107,066	24,154
Class S Shares	89,438	21,601
Class T Shares	129,983	23,238
Shares Repurchased
Class A Shares	(40,349)	–
Class C Shares	(52,950)	(77)
Class D Shares	(1,370,172)	(58,720)
Class N Shares	(86,469)	–
Class S Shares	(38,699)	(4,120)
Class T Shares	(602,984)	(6,037)

See footnotes at the end of the Statement.

See Notes to Financial Statements.

Janus Investment Fund | 17

Statements of Changes in Net Assets  (continued)

	Janus Multi-Sector
	Income Fund
For each year or period ended June 30	2015	2014(1)

Net Increase/(Decrease) from Capital Share Transactions	6,536,575	13,223,198
Net Increase/(Decrease) in Net Assets	6,024,508	13,407,293
Net Assets:
Beginning of period	13,407,293	–
End of period	$19,431,801	$13,407,293

Undistributed Net Investment Income/(Loss)	$30,476	$7,870

(1)	Period from February 28, 2014 (inception date) through June 30, 2014.

See Notes to Financial Statements.

18 | JUNE 30, 2015

Financial Highlights

Class A Shares

	Janus Multi-
	Sector
	Income Fund
For a share outstanding during each year or period ended June 30	2015	2014(1)

Net Asset Value, Beginning of Period	$10.14	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.41	0.13
Net realized and unrealized gain/(loss)	(0.19)	0.14
Total from Investment Operations	0.22	0.27
Less Dividends and Distributions:
Dividends (from net investment income)	(0.48)	(0.13)
Distributions (from capital gains)	(0.04)	–
Total Dividends and Distributions	(0.52)	(0.13)
Net Asset Value, End of Period	$9.84	$10.14
Total Return*	2.19%	2.73%
Net Assets, End of Period (in thousands)	$2,222	$1,762
Average Net Assets for the Period (in thousands)	$1,977	$1,676
Ratios to Average Net Assets:
Ratio of Gross Expenses**	2.29%	6.12%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	0.99%	1.00%
Ratio of Net Investment Income/(Loss)**	4.16%	3.89%
Portfolio Turnover Rate	132%	74%

Class C Shares

	Janus Multi-
	Sector
	Income Fund
For a share outstanding during each year or period ended June 30	2015	2014(1)

Net Asset Value, Beginning of Period	$10.14	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.34	0.11
Net realized and unrealized gain/(loss)	(0.20)	0.14
Total from Investment Operations	0.14	0.25
Less Dividends and Distributions:
Dividends (from net investment income)	(0.40)	(0.11)
Distributions (from capital gains)	(0.04)	–
Total Dividends and Distributions	(0.44)	(0.11)
Net Asset Value, End of Period	$9.84	$10.14
Total Return*	1.44%	2.48%
Net Assets, End of Period (in thousands)	$1,972	$1,798
Average Net Assets for the Period (in thousands)	$1,879	$1,685
Ratios to Average Net Assets:
Ratio of Gross Expenses**	3.04%	6.87%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	1.74%	1.75%
Ratio of Net Investment Income/(Loss)**	3.40%	3.14%
Portfolio Turnover Rate	132%	74%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from February 28, 2014 (inception date) through June 30, 2014.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund | 19

Financial Highlights  (continued)

Class D Shares

	Janus Multi-
	Sector
	Income Fund
For a share outstanding during each year or period ended June 30	2015	2014(1)

Net Asset Value, Beginning of Period	$10.14	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.43	0.13
Net realized and unrealized gain/(loss)	(0.20)	0.14
Total from Investment Operations	0.23	0.27
Less Dividends and Distributions:
Dividends (from net investment income)	(0.49)	(0.13)
Distributions (from capital gains)	(0.04)	–
Total Dividends and Distributions	(0.53)	(0.13)
Net Asset Value, End of Period	$9.84	$10.14
Total Return*	2.32%	2.72%
Net Assets, End of Period (in thousands)	$5,208	$2,690
Average Net Assets for the Period (in thousands)	$3,998	$2,204
Ratios to Average Net Assets:
Ratio of Gross Expenses**	2.22%	6.05%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	0.87%	1.03%
Ratio of Net Investment Income/(Loss)**	4.30%	3.90%
Portfolio Turnover Rate	132%	74%

Class I Shares

	Janus Multi-
	Sector
	Income Fund
For a share outstanding during each year or period ended June 30	2015	2014(1)

Net Asset Value, Beginning of Period	$10.14	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.44	0.14
Net realized and unrealized gain/(loss)	(0.20)	0.14
Total from Investment Operations	0.24	0.28
Less Dividends and Distributions:
Dividends (from net investment income)	(0.50)	(0.14)
Distributions (from capital gains)	(0.04)	–
Total Dividends and Distributions	(0.54)	(0.14)
Net Asset Value, End of Period	$9.84	$10.14
Total Return*	2.47%	2.81%
Net Assets, End of Period (in thousands)	$1,805	$1,763
Average Net Assets for the Period (in thousands)	$1,777	$1,677
Ratios to Average Net Assets:
Ratio of Gross Expenses**	2.02%	5.86%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	0.72%	0.74%
Ratio of Net Investment Income/(Loss)**	4.41%	4.15%
Portfolio Turnover Rate	132%	74%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from February 28, 2014 (inception date) through June 30, 2014.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20 | JUNE 30, 2015

Class N Shares

	Janus Multi-
	Sector
	Income Fund
For a share outstanding during each year or period ended June 30	2015	2014(1)

Net Asset Value, Beginning of Period	$10.14	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.44	0.14
Net realized and unrealized gain/(loss)	(0.20)	0.14
Total from Investment Operations	0.24	0.28
Less Dividends and Distributions:
Dividends (from net investment income)	(0.50)	(0.14)
Distributions (from capital gains)	(0.04)	–
Total Dividends and Distributions	(0.54)	(0.14)
Net Asset Value, End of Period	$9.84	$10.14
Total Return*	2.47%	2.82%
Net Assets, End of Period (in thousands)	$2,031	$1,763
Average Net Assets for the Period (in thousands)	$1,957	$1,677
Ratios to Average Net Assets:
Ratio of Gross Expenses**	2.02%	5.85%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	0.72%	0.74%
Ratio of Net Investment Income/(Loss)**	4.42%	4.15%
Portfolio Turnover Rate	132%	74%

Class S Shares

	Janus Multi-
	Sector
	Income Fund
For a share outstanding during each year or period ended June 30	2015	2014(1)

Net Asset Value, Beginning of Period	$10.14	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.39	0.12
Net realized and unrealized gain/(loss)	(0.20)	0.14
Total from Investment Operations	0.19	0.26
Less Dividends and Distributions:
Dividends (from net investment income)	(0.45)	(0.12)
Distributions (from capital gains)	(0.04)	–
Total Dividends and Distributions	(0.49)	(0.12)
Net Asset Value, End of Period	$9.84	$10.14
Total Return*	1.96%	2.65%
Net Assets, End of Period (in thousands)	$1,809	$1,801
Average Net Assets for the Period (in thousands)	$1,811	$1,699
Ratios to Average Net Assets:
Ratio of Gross Expenses**	2.52%	6.35%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	1.22%	1.25%
Ratio of Net Investment Income/(Loss)**	3.92%	3.65%
Portfolio Turnover Rate	132%	74%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from February 28, 2014 (inception date) through June 30, 2014.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund | 21

Financial Highlights  (continued)

Class T Shares

	Janus Multi-
	Sector
	Income Fund
For a share outstanding during each year or period ended June 30	2015	2014(1)

Net Asset Value, Beginning of Period	$10.14	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.42	0.13
Net realized and unrealized gain/(loss)	(0.20)	0.14
Total from Investment Operations	0.22	0.27
Less Dividends and Distributions:
Dividends (from net investment income)	(0.48)	(0.13)
Distributions (from capital gains)	(0.04)	–
Total Dividends and Distributions	(0.52)	(0.13)
Net Asset Value, End of Period	$9.84	$10.14
Total Return*	2.21%	2.73%
Net Assets, End of Period (in thousands)	$4,384	$1,831
Average Net Assets for the Period (in thousands)	$2,607	$1,716
Ratios to Average Net Assets:
Ratio of Gross Expenses**	2.26%	6.10%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	0.97%	1.00%
Ratio of Net Investment Income/(Loss)**	4.20%	3.89%
Portfolio Turnover Rate	132%	74%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from February 28, 2014 (inception date) through June 30, 2014.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22 | JUNE 30, 2015

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Janus Multi-Sector Income Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in income-producing securities. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class N Shares also are available to Janus proprietary products.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices

Janus Investment Fund | 23

Notes to Financial Statements (continued)

are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary
FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net

24 | JUNE 30, 2015

assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions
Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2.	Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended June 30, 2015 is discussed in further detail

Janus Investment Fund | 25

Notes to Financial Statements (continued)

below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

•	Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

•	Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar

26 | JUNE 30, 2015

cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported on the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/(depreciation) (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

The following table provides average ending monthly currency value amounts on sold forward currency contracts during the year ended June 30, 2015.

Fund	Sold

Janus Multi-Sector Income Fund	$1,050,169

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2015.

Fair Value of Derivative Instruments as of June 30, 2015

	Asset Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value

Janus Multi-Sector Income Fund
Currency Contracts	Forward currency contracts	$1,423

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended June 30, 2015.

The effect of Derivative Instruments on the Statements of Operations for the year ended June 30, 2015

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments and foreign currency transactions

Janus Multi-Sector Income Fund
Currency Contracts	$179,123

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Investments, foreign currency translations and non-interested
Derivatives not accounted for as hedging instruments	Trustees’ deferred compensation

Janus Multi-Sector Income Fund
Currency Contracts	$13,704

Please see the Fund’s Statement of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

3.	Other Investments and Strategies

Additional Investment Risk
The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets,

Janus Investment Fund | 27

Notes to Financial Statements (continued)

and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans
The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of June 30, 2015.

•	Bank Loans – Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

•	Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark

28 | JUNE 30, 2015

lending rate, such as the London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

•	Mezzanine Loans – Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities
Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying assets fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Fund’s yield and your return.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans at a faster pace than expected, may shorten the effective maturities of these securities and may result in the Fund having to reinvest proceeds at a lower interest rate.

In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or

Janus Investment Fund | 29

Notes to Financial Statements (continued)

insurance, there is no assurance that guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing the Fund’s sensitivity to interest rate changes and causing its price to decline.

Offsetting Assets and Liabilities
The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of June 30, 2015” table located in Note 2 of these Notes to Financial Statements and/or the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
Counterparty	of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

JPMorgan Chase & Co.	$1,423	$–	$–	$1,423

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund will segregate cash or high-grade securities in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

Real Estate Investing
The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt
The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that

30 | JUNE 30, 2015

controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities
The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

	Average Daily		Contractual
	Net Assets		Investment
Fund	of the Fund		Advisory Fee (%)

Janus Multi-Sector Income Fund	First $	200 Million	0.60
	Next $	500 Million	0.57
	Over $	700 Million	0.55

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the transfer agency agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least November 1, 2015.

Expense
Fund	Limit (%)

Janus Multi-Sector Income Fund	0.71

If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

For a period of three years subsequent to the Fund’s commencement of operations or until the Fund’s assets exceed the first breakpoint in the investment advisory fee schedule, whichever occurs first, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed, which could then be considered a deferral, if the Fund’s expense ratio, including recovered expenses, falls below the expense limit. If applicable, this amount is disclosed as “Recoupment expense” on the Statement of Operations. During the year ended June 30, 2015, Janus Capital reimbursed the Fund $209,597 of fees and expenses that are eligible for recoupment. As of June 30, 2015, the aggregate amount of recoupment that may potentially be made to Janus Capital is $421,357. The recoupment of such reimbursements expires February 28, 2017.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to

Janus Investment Fund | 31

Notes to Financial Statements (continued)

investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the transfer agency agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund

32 | JUNE 30, 2015

administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $580,523 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2015. The Fund’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2015 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2015 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $279,000 were paid by the Trust to a Trustee under the Deferred Plan during the year ended June 30, 2015.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2015 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the year ended June 30, 2015, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Multi-Sector Income Fund	$2,198

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the year ended June 30, 2015.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the year ended June 30, 2015.

Janus Investment Fund | 33

Notes to Financial Statements (continued)

As of June 30, 2015, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

	% of Class	% of Fund
Fund	Owned	Owned

Janus Multi-Sector Income Fund - Class A Shares	81%	9%
Janus Multi-Sector Income Fund - Class C Shares	91	9
Janus Multi-Sector Income Fund - Class D Shares	35	9
Janus Multi-Sector Income Fund - Class I Shares	100	9
Janus Multi-Sector Income Fund - Class N Shares	89	9
Janus Multi-Sector Income Fund - Class S Shares	100	9
Janus Multi-Sector Income Fund - Class T Shares	41	9

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The Fund has elected to defer post-October losses and qualified late-year losses as noted in the table below. These losses will be deferred for tax purposes and recognized during the next fiscal year.

	Undistributed	Undistributed		Loss Deferrals		Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Late-Year	Post-October	to Tax	Appreciation/
Fund	Income	Gains	Capital Losses	Ordinary Loss	Capital Loss	Differences	(Depreciation)

Janus Multi-Sector Income Fund	$30,884	$–	$(31,596)	$–	$(103,631)	$(385)	$(223,244)

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2015, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2015

			Accumulated
	No Expiration		Capital
Fund	Short-Term	Long-Term	Losses

Janus Multi-Sector Income Fund	$(31,596)	$–	$(31,596)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Janus Multi-Sector Income Fund	$20,259,765	$167,497	$(390,741)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to

34 | JUNE 30, 2015

differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2015

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Multi-Sector Income Fund	$819,867	$–	$–	$–

For the year ended June 30, 2014

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Multi-Sector Income Fund	$164,363	$–	$–	$–

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

	Increase/(Decrease)	Increase/(Decrease) to Undistributed Net	Increase/(Decrease) to Undistributed Net
Fund	to Capital	Investment Income/Loss	Realized Gain/Loss

Janus Multi-Sector Income Fund	$–	$118,569	$(118,569)

6.	Capital Share Transactions

	Janus Multi-Sector
	Income Fund
For each year or period ended June 30	2015	2014(1)

Transactions in Fund Shares – Class A Shares:
Shares sold	46,036	171,428
Reinvested dividends and distributions	10,304	2,250
Shares repurchased	(4,101)	–
Net Increase/(Decrease) in Fund Shares	52,239	173,678
Shares Outstanding, Beginning of Period	173,678	–
Shares Outstanding, End of Period	225,917	173,678
Transactions in Fund Shares – Class C Shares:
Shares sold	20,305	175,403
Reinvested dividends and distributions	8,324	1,837
Shares repurchased	(5,364)	(8)
Net Increase/(Decrease) in Fund Shares	23,265	177,232
Shares Outstanding, Beginning of Period	177,232	–
Shares Outstanding, End of Period	200,497	177,232
Transactions in Fund Shares – Class D Shares:
Shares sold	381,811	268,015
Reinvested dividends and distributions	20,553	2,940
Shares repurchased	(137,958)	(5,798)
Net Increase/(Decrease) in Fund Shares	264,406	265,157
Shares Outstanding, Beginning of Period	265,157	–
Shares Outstanding, End of Period	529,563	265,157

Janus Investment Fund | 35

Notes to Financial Statements (continued)

	Janus Multi-Sector
	Income Fund
For each year or period ended June 30	2015	2014(1)

Transactions in Fund Shares – Class I Shares:
Shares sold	–	171,429
Reinvested dividends and distributions	9,719	2,392
Shares repurchased	–	–
Net Increase/(Decrease) in Fund Shares	9,719	173,821
Shares Outstanding, Beginning of Period	173,821	–
Shares Outstanding, End of Period	183,540	173,821
Transactions in Fund Shares – Class N Shares:
Shares sold	30,600	171,429
Reinvested dividends and distributions	10,774	2,393
Shares repurchased	(8,704)	–
Net Increase/(Decrease) in Fund Shares	32,670	173,822
Shares Outstanding, Beginning of Period	173,822	–
Shares Outstanding, End of Period	206,492	173,822
Transactions in Fund Shares – Class S Shares:
Shares sold	1,235	175,818
Reinvested dividends and distributions	8,999	2,140
Shares repurchased	(3,898)	(406)
Net Increase/(Decrease) in Fund Shares	6,336	177,552
Shares Outstanding, Beginning of Period	177,552	–
Shares Outstanding, End of Period	183,888	177,552
Transactions in Fund Shares – Class T Shares:
Shares sold	312,945	178,754
Reinvested dividends and distributions	13,085	2,302
Shares repurchased	(60,730)	(597)
Net Increase/(Decrease) in Fund Shares	265,300	180,459
Shares Outstanding, Beginning of Period	180,459	–
Shares Outstanding, End of Period	445,759	180,459
(1) Period from February 28, 2014 (inception date) through June 30, 2014.

7.	Purchases and Sales of Investment Securities

For the year ended June 30, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Multi-Sector Income Fund	$23,524,177	$16,832,363	$3,607,257	$3,667,785

8.	Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2015 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

36 | JUNE 30, 2015

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders
of Janus Multi-Sector Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Multi-Sector Income Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) at June 30, 2015, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
August 13, 2015

Janus Investment Fund | 37

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), and none of whom is affiliated with Janus Capital, the investment adviser of Janus Multi-Sector Income Fund and Janus Unconstrained Bond Fund (renamed Janus Global Unconstrained Bond Fund effective October 6, 2014) (each a “New Fund” and collectively, the “New Funds”), met on November 7, 2013 to consider the proposed investment advisory agreement for each New Fund. In the course of their consideration of each of those agreements, the Trustees met in executive session and were advised by their independent legal counsel. In this regard, prior to the meeting and at earlier meetings, the Trustees received and reviewed extensive information provided by Janus Capital in response to requests of the Trustees and their counsel, and also considered information provided by their independent fee consultant. The Trustees also had been provided and had considered, and were in the process of considering, various data and information in connection with their annual consideration of the investment advisory agreements in place with Janus Capital, and certain of that data was relevant to their consideration of the proposed agreement with Janus Capital for each New Fund. Based on their evaluation of the information available to them, the Trustees unanimously approved the investment advisory agreement for each New Fund for an initial term through February 2016, subject to earlier termination as provided for in the agreements.

In considering the agreements and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services to be provided by Janus Capital, taking into account the investment objective and strategies of each New Fund and the similar type services currently provided by Janus Capital to other funds in the complex. In addition, the Trustees reviewed the resources and key personnel of Janus Capital that will be providing investment and risk management services to each New Fund. The Trustees also considered other services provided to the New Funds by Janus Capital, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees noted the use of Quantum, a system built by Janus Capital, to analyze portfolio risk. The Trustees considered Janus Capital’s role as administrator to each New Fund, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to each New Fund’s investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the New Funds and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services to be provided by Janus Capital were appropriate and consistent with the terms of each New Fund’s proposed investment advisory agreement. They also concluded that Janus Capital had sufficient personnel, with the appropriate education and experience, to serve the New Funds effectively.

Costs of Services Provided
The Trustees noted the information regarding the proposed fees and expenses of each New Fund in comparison to similar information for other comparable funds. The Trustees noted that they had previously reviewed, and were in the process of reviewing, management fees charged by Janus Capital to nonmutual fund clients, including those for which Janus Capital provides only portfolio management services. The Trustees noted servicing that is provided by Janus Capital for each

38 | JUNE 30, 2015

New Fund relative to those other clients, including regulatory compliance and administration services, and that, in serving the New Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients.

The Trustees concluded that the proposed advisory fee payable by each New Fund was reasonable in relation to the nature, extent and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital charges to other clients, and the expense limitation agreement for each New Fund agreed to by Janus Capital. The Trustees noted the differences in investment style between each New Fund that resulted in differences in fee rates, taking into consideration the peer group selection and the fees charged by those peers.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of each New Fund increase. The Trustees noted that the proposed annual advisory fee rates, which included potential breakpoints as assets increased, provided the opportunity for shareholders to share the benefits of any economies of scale that may be present. The Trustees also noted that each New Fund is part of the overall Janus funds complex, which means, among other things, that the New Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus funds.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the New Funds. They recognized that two affiliates of Janus Capital separately serve the New Funds as transfer agent and distributor, respectively. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements, and the fees to be paid by each New Fund under those agreements, each New Fund and Janus Capital may potentially benefit from their relationship with each other in other ways. The Trustees considered potential benefits to Janus Capital and its affiliates from Janus Capital’s participation in creditor committees formed to address issues related to investments by each New Fund. They concluded that the success of the New Funds could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the New Funds.

After full consideration of the above factors, as well as other factors, the Trustees, all of whom are independent Trustees, determined to approve the investment advisory agreement for each New Fund.

Janus Investment Fund | 39

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2015. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will

40 | JUNE 30, 2015

notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or

Janus Investment Fund | 41

Useful Information About Your Fund Report (unaudited) (continued)

investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

42 | JUNE 30, 2015

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 61 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Chief Executive Officer, Imprint Capital (impact investment firm) (since 2013), and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	61	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Janus Investment Fund | 43

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

					Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Managing Director, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	61	Director of MotiveQuest LLC (strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	61	Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

44 | JUNE 30, 2015

TRUSTEES (continued)

					Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	61	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	61	None

Janus Investment Fund | 45

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	61	Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

Trustee Consultant

Raudline Etienne* 151 Detroit Street Denver, CO 80206 DOB: 1965	Consultant	6/14-Present	Senior Vice President, Albright Stonebridge Group LLC (global strategy firm) (since 2011). Formerly, Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	N/A	Director of Brightwood Capital Advisors, LLC (since 2014).

*  Raudline Etienne was appointed consultant to the Trustees effective June 2, 2014. Shareholders of the Janus Funds are expected to be asked to elect Ms. Etienne as a Trustee at a future shareholder meeting.

46 | JUNE 30, 2015

OFFICERS

Principal Occupations During the
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Past Five Years

John Kerschner 151 Detroit Street Denver, CO 80206 DOB: 1967	Executive Vice President and Co-Portfolio Manager Janus Multi-Sector Income Fund	2/14-Present	Research Analyst for Janus Capital.

John Lloyd 151 Detroit Street Denver, CO 80206 DOB: 1975	Executive Vice President and Co-Portfolio Manager Janus Multi-Sector Income Fund	2/14-Present	Research Analyst for Janus Capital.

Seth Meyer 151 Detroit Street Denver, CO 80206 DOB: 1976	Executive Vice President and Co-Portfolio Manager Janus Multi-Sector Income Fund	2/14-Present	Research Analyst for Janus Capital.

Stephanie Grauerholz 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, Vice President and Assistant Secretary of Janus Distributors LLC, and Vice President of Janus Services LLC (since 2015).

Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present	President of Janus Capital Group Inc. and Janus Capital Management LLC (since 2013); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013), and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund | 47

Trustees and Officers (unaudited) (continued)

OFFICERS (continued)

Principal Occupations During the
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Past Five Years

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

48 | JUNE 30, 2015

Notes

Janus Investment Fund | 49

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0815-93826	125-02-93028 08-15

annual report
June 30, 2015

Janus Real Return Fund

Janus Investment Fund

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Real Return Fund

Janus Real Return Fund (unaudited)

FUND SNAPSHOT
The Fund employs a bottom-up, fundamentally driven investment process designed to protect against the potential for inflationary or deflationary environments. The portfolio invests across a broad range of fixed income securities, including short-duration high yield, to help maximize risk-adjusted returns and capital preservation.
Gibson Smith co-portfolio manager	Mayur Saigal co-portfolio manager	Darrell Watters co-portfolio manager

PERFORMANCE OVERVIEW

For the 12-month period ended June 30, 2015, Janus Real Return Fund’s Class I Shares returned 0.42%. This compares with -2.05% for its primary benchmark, the Barclays U.S. 1-5 Year TIPS Index and 2.12% for the Fund’s secondary benchmark, the Consumer Price Index (CPI) + 2%.

MARKET ENVIRONMENT

The economic environment, especially as it pertains to inflation and real-return investments, was a dynamic one over the past twelve months with significant swings in energy prices and a strengthening U.S. dollar. The Federal Reserve (Fed) was widely assumed to be nearing the initiation of rate hikes while the Bank of Japan (BOJ) and European Central Bank (ECB) maintained accommodative policy, which helped catalyze a massive rally in the U.S. dollar. As measured by an index based on six major currencies, the dollar gained 25% over the period’s first nine months. The move, in effect, lowered the prices of imports flowing into the U.S., keeping a lid on inflation.

As a number of globally-traded commodities, including energy products, are priced in dollars, the strong currency exerted downward pressure on the prices of these raw materials. Also weighing on energy prices were concerns of a slowing global economy – especially in emerging markets – and excess supply within North America. At the height of the price collapse, front-month crude futures contracts had plummeted by roughly 60%. Headline inflation, which includes food and energy products, slid from a 1.6% annual rate to near 0%. Core inflation’s losses were more muted, dipping from 1.5% to below 1.25%.

The U.S. Treasury yield curve flattened during the period, although much of the gains of longer-dated securities were given up over the final few months. Long-dated Treasury yields fell through the end of 2014 as investors clamored for dollar-denominated assets. A winter lull in economic growth pushed yields down even further. The spring’s rebound in employment reversed this downward pressure. High-yield and investment-grade credit spreads widened during the period amid a flood of new issuance. Shareholder-friendly activity, which may not be friendly to bondholders, also weighed on bond prices.

PERFORMANCE DISCUSSION

The Fund outperformed its benchmark during the period. Contributing most to relative performance was our allocation to high-yield corporate credit. These securities comprise a significant portion of the Fund as we believe that short-duration high-yield securities offer more attractive risk adjusted returns than do Treasury Inflation-Protected Securities (TIPS). Given the Fed’s stated intention of raising policy rates, we see downside risks to TIPS as this process unfolds. Spread carry – or the excess income generated by holding securities – was the dominant factor in high-yield’s contribution. To a lesser degree, the spread carry of our investment-grade corporate credits also was a relative contributor. Our exposure to the “crossover” segment of corporate debt boosted performance. These are issuers that, in our view, have management teams committed to balance sheet discipline and improving cash flow generation, thus are candidates for ratings upgrades. They are also the securities that we believe offer some of the most attractive – and underappreciated – risk adjusted returns within the fixed income market.

On a sector level, banking, health care and home construction contributed most to outperformance. Conversely, given the weak energy environment, independent energy companies weighed most on performance, followed by environmental capital goods providers.

Also detracting from performance was our allocation to common stock. Our U.S. Treasurys holdings weighed on results, with our yield curve positioning being a chief source of the relative underperformance. With the expectation of rising rates in the U.S., our period-end Treasurys allocation stands lower than it was in June 2014. We have increased our corporate credit allocation,

Janus Investment Fund | 1

Janus Real Return Fund (unaudited)

especially among high-yield issuers, as we believe these securities provide sufficient yield-cushion to compensate for potential losses in principal as rates start to rise. While still below the benchmark’s level, the Fund’s duration is also higher than the beginning-of-period level.

OUTLOOK

Multiple factors presently have the potential to impact the fixed income environment; chief among them remains the timing and pace of the Fed’s rate hikes. Data suggest that the central bank is achieving its dual mandate. Strong gains in payrolls have resumed and wage growth has shown signs of accelerating. At 5.3% the unemployment rate is nearing the range many would consider full-employment.

With economic expansion typically comes jobs, and after that, wage-driven inflation, as employers scramble for qualified workers. In a service-based economy like the U.S., wages have an outsized impact on inflation. Should this scenario play out as the Fed anticipates, inflation will eventually be on track toward policy makers’ 2% goal.

Core inflation has held steady as crude prices stabilized before any downward pressure bled into non-energy categories. The stabilization in the U.S. dollar after its rapid appreciation also aids the inflation outlook as continued gains in the currency would have made foreign products cheaper, thus keeping a lid on prices. The dollar, however, remains one of our wild cards. Deceleration in non-U.S. economies could send investors fleeing back toward dollar-denominated assets, forcing a resumption in the currency’s march upward.

Continued patches of softness may cause the Fed to delay its initial rate hike past the widely assumed September lift-off, but in our view, rates will rise – albeit cautiously – this year. We are mindful that we are quite possibly nearing the end of a credit cycle. Merger and acquisition activity, share buybacks, and debt issuance are up. The result is a deterioration of corporate balance sheets.

Over the past year we have sought to reduce risks in our portfolio and expect to maintain this defensive posture as the aforementioned risk factors play out. We have not seen such a confluence of potentially adverse forces for several years. Our binding principle of capital preservation is of utmost importance as we navigate the choppy waters ahead.

Thank you for your investment in Janus Real Return Fund.

2 | JUNE 30, 2015

(unaudited)

Janus Real Return Fund At A Glance

Fund Profile
June 30, 2015

Weighted Average Maturity	5.8 Years
Average Effective Duration*	2.7 Years
30-day Current Yield**
Class A Shares at NAV
Without Reimbursement	1.27%
With Reimbursement	3.17%
Class A Shares at MOP
Without Reimbursement	1.21%
With Reimbursement	3.02%
Class C Shares***
Without Reimbursement	0.53%
With Reimbursement	2.42%
Class D Shares
Without Reimbursement	1.34%
With Reimbursement	3.24%
Class I Shares
Without Reimbursement	1.53%
With Reimbursement	3.43%
Class S Shares
Without Reimbursement	1.03%
With Reimbursement	2.93%
Class T Shares
Without Reimbursement	1.27%
With Reimbursement	3.17%
Number of Bonds/Notes	77

*	A theoretical measure of price volatility
**	Yield will fluctuate
***	Does not include the 1.00% contingent deferred sales charge.

Ratings† Summary – (% of Total Investments)
June 30, 2015

AA	5.9%
A	0.5%
BBB	11.8%
BB	50.1%
B	18.7%
CCC	3.9%
Not Rated	0.3%
Other	8.8%

†	Credit ratings provided by Standard & Poor’s (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P’s measures. Further information on S&P’s rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. “Not Rated” securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. “Other” includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment – (% of Net Assets)
As of June 30, 2015

Asset Allocation – (% of Net Assets)
As of June 30, 2015

Janus Investment Fund | 3

Janus Real Return Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2015			Expense Ratios – per the October 28, 2014 prospectuses
	One	Since	Total Annual Fund	Net Annual Fund
	Year	Inception*	Operating Expenses	Operating Expenses

Janus Real Return Fund – Class A Shares

NAV	0.18%	1.13%	2.15%	0.72%

MOP	–4.62%	–0.31%

Janus Real Return Fund – Class C Shares

NAV	–0.48%	0.38%	2.90%	1.47%

CDSC	–1.45%	0.38%

Janus Real Return Fund – Class D Shares(1)	0.38%	1.25%	2.08%	0.62%

Janus Real Return Fund – Class I Shares	0.42%	1.38%	1.88%	0.48%

Janus Real Return Fund – Class S Shares	–0.05%	1.01%	2.37%	0.97%

Janus Real Return Fund – Class T Shares	0.18%	1.24%	2.16%	0.73%

Barclays U.S. 1-5 Year TIPS Index	–2.05%	0.46%

Consumer Price Index (CPI) + 2%	2.12%	3.34%

Morningstar Quartile – Class I Shares	2nd	4th

Morningstar Ranking – based on total returns for Multisector Bond Funds	85/298	205/215

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month–end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2015.

See important disclosures on the next page.

4 | JUNE 30, 2015

(unaudited)

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Fixed income securities are subject to interest rate, inflation, credit and default risk. The bond market is volatile. As interest rates rise, bond prices usually fall, and vice versa. The return of principal is not guaranteed, and prices may decline if an issuer fails to make timely payments or its credit strength weakens.

High-yield/high-risk bonds, also known as “junk” bonds, involve a greater risk of default and price volatility than U.S. Government and other high quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility, lower liquidity and differing financial and information reporting standards, all of which are magnified in emerging markets.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return or yield, and therefore the ranking for the period.

® 2015 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date — May 13, 2011
**	The Consumer Price Index (CPI) + 2% since inception returns are calculated from May 31, 2011.
(1)	Closed to certain new investors.

Janus Investment Fund | 5

Janus Real Return Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/15)	(6/30/15)	(1/1/15 - 6/30/15)†	(1/1/15)	(6/30/15)	(1/1/15 - 6/30/15)†	(1/1/15 - 6/30/15)

Class A Shares	$1,000.00	$1,019.60	$3.66	$1,000.00	$1,021.17	$3.66	0.73%

Class C Shares	$1,000.00	$1,015.80	$7.40	$1,000.00	$1,017.46	$7.40	1.48%

Class D Shares	$1,000.00	$1,020.10	$3.16	$1,000.00	$1,021.67	$3.16	0.63%

Class I Shares	$1,000.00	$1,020.90	$2.36	$1,000.00	$1,022.46	$2.36	0.47%

Class S Shares	$1,000.00	$1,018.40	$4.85	$1,000.00	$1,019.98	$4.86	0.97%

Class T Shares	$1,000.00	$1,019.60	$3.61	$1,000.00	$1,021.22	$3.61	0.72%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6 | JUNE 30, 2015

Janus Real Return Fund

Schedule of Investments

As of June 30, 2015

Shares or Principal Amount		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 1.9%
$267,600	Mach One 2004-1A ULC 5.4500%, 5/28/40 (144A),‡ (cost $259,637)	$267,600

Bank Loans and Mezzanine Loans – 1.1%
Technology – 1.1%
159,283	Avago Technologies Cayman, Ltd. 3.7500%, 5/6/21‡ (cost $159,491)	159,425

Corporate Bonds – 81.0%
Banking – 5.1%
210,000	Ally Financial, Inc. 3.2500%, 2/13/18	208,687
100,000	American Express Co. 6.8000%, 9/1/66‡	102,890
66,000	Bank of America Corp. 8.0000%µ	69,630
40,000	Royal Bank of Scotland Group PLC 2.5500%, 9/18/15	40,112
175,000	Royal Bank of Scotland Group PLC 4.7000%, 7/3/18	180,835
125,000	Wells Fargo & Co. 7.9800%µ	135,469

		737,623
Basic Industry – 3.2%
70,000	ArcelorMittal 4.5000%, 3/1/16	71,050
203,000	ArcelorMittal 5.2500%, 2/25/17	210,866
50,000	Ashland, Inc. 3.8750%, 4/15/18	51,375
124,000	Rockwood Specialties Group, Inc. 4.6250%, 10/15/20	129,115

		462,406
Brokerage – 0.7%
65,000	Ameriprise Financial, Inc. 7.5180%, 6/1/66‡	65,000
34,000	Raymond James Financial, Inc. 4.2500%, 4/15/16	34,850

		99,850
Capital Goods – 8.2%
179,000	ADS Tactical, Inc. 11.0000%, 4/1/18§	185,265
274,000	CNH Industrial Capital LLC 3.8750%, 11/1/15	274,685
98,000	CNH Industrial Capital LLC 3.6250%, 4/15/18	98,000
13,000	Exelis, Inc. 4.2500%, 10/1/16	13,416
120,000	FLIR Systems, Inc. 3.7500%, 9/1/16	123,012
187,000	Sealed Air Corp. 8.3750%, 9/15/21 (144A)	210,899
247,000	Vulcan Materials Co. 7.0000%, 6/15/18	279,110

		1,184,387
Communications – 12.5%
141,000	CCO Holdings LLC / CCO Holdings Capital Corp. 5.2500%, 3/15/21	140,648
200,000	DISH DBS Corp. 4.6250%, 7/15/17	206,000
200,000	Frontier Communications Corp. 8.1250%, 10/1/18	215,626
132,000	Level 3 Financing, Inc. 8.6250%, 7/15/20	141,068
202,000	Level 3 Financing, Inc. 6.1250%, 1/15/21	211,837
145,000	Sprint Communications, Inc. 8.3750%, 8/15/17	156,963
179,000	T-Mobile USA, Inc. 6.0000%, 3/1/23	183,251
260,000	Univision Communications, Inc. 6.7500%, 9/15/22 (144A)	274,950
250,000	Windstream Corp. 7.8750%, 11/1/17	265,625

		1,795,968
Consumer Cyclical – 14.1%
160,000	CCM Merger, Inc. 9.1250%, 5/1/19 (144A)	171,200
110,000	DR Horton, Inc. 3.7500%, 3/1/19	110,825
325,000	Ford Motor Credit Co. LLC 4.2500%, 2/3/17	337,798
250,000	Lennar Corp. 4.7500%, 12/15/17	260,000
469,000	Meritage Homes Corp. 4.5000%, 3/1/18	479,554
290,000	MGM Resorts International 7.5000%, 6/1/16	302,325
268,000	Sally Holdings LLC / Sally Capital, Inc. 6.8750%, 11/15/19	280,060
86,000	Toll Brothers Finance Corp. 4.0000%, 12/31/18	87,720

		2,029,482
Consumer Non-Cyclical – 13.8%
125,000	Capsugel SA 7.0000%, 5/15/19 (144A)	127,202
190,000	Constellation Brands, Inc. 7.2500%, 9/1/16	200,925
135,000	FAGE Dairy Industry SA / FAGE USA Dairy Industry, Inc. 9.8750%, 2/1/20 (144A)	140,738
250,000	HCA, Inc. 6.5000%, 2/15/16	257,655
190,000	Jarden Corp. 7.5000%, 5/1/17	206,625
144,000	Owens & Minor, Inc. 4.3750%, 12/15/24	147,104
173,000	SUPERVALU, Inc. 6.7500%, 6/1/21	174,730
414,000	Tenet Healthcare Corp. 6.2500%, 11/1/18	449,707
275,000	Valeant Pharmaceuticals International, Inc. 5.3750%, 3/15/20 (144A)	283,938

		1,988,624

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 7

Janus Real Return Fund

Schedule of Investments

As of June 30, 2015

Shares or Principal Amount		Value
Energy – 10.5%
$122,000	Chesapeake Energy Corp. 3.2500%, 3/15/16	$121,543
149,000	Chesapeake Energy Corp. 3.5253%, 4/15/19‡	136,335
73,000	Dresser-Rand Group, Inc. 6.5000%, 5/1/21	78,548
435,000	Holly Energy Partners LP / Holly Energy Finance Corp. 6.5000%, 3/1/20	433,912
2,000	Kinder Morgan Finance Co. LLC 5.7000%, 1/5/16	2,044
69,000	Oceaneering International, Inc. 4.6500%, 11/15/24	68,937
411,000	Sabine Pass LNG LP 7.5000%, 11/30/16	432,582
156,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp. 5.0000%, 1/15/18 (144A)	159,510
77,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp. 6.8750%, 2/1/21	79,888
1,000	Whiting Petroleum Corp. 5.0000%, 3/15/19	980

		1,514,279
Finance Companies – 4.0%
217,000	AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 4.2500%, 7/1/20	217,136
270,000	CIT Group, Inc. 5.2500%, 3/15/18	279,112
70,000	GE Capital Trust I 6.3750%, 11/15/67‡	74,760

		571,008
Insurance – 1.9%
266,000	Centene Corp. 5.7500%, 6/1/17	281,960
Real Estate Investment Trusts (REITs) – 2.4%
40,000	Forest City Enterprises, Inc. 3.6250%, 8/15/20	43,650
288,000	Reckson Operating Partnership LP 6.0000%, 3/31/16	297,463

		341,113
Technology – 1.8%
129,000	CommScope, Inc. 4.3750%, 6/15/20 (144A)	130,290
117,000	First Data Corp. 12.6250%, 1/15/21	135,135

		265,425
Transportation – 2.8%
34,000	Eletson Holdings 9.6250%, 1/15/22 (144A)	33,150
137,000	Florida East Coast Holdings Corp. 6.7500%, 5/1/19 (144A)	137,342
122,000	Florida East Coast Holdings Corp. 9.7500%, 5/1/20 (144A)	115,595
123,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 2.5000%, 3/15/16 (144A)	123,860

		409,947

Total Corporate Bonds (cost $11,702,519)		11,682,072
Preferred Stocks – 0.8%
Capital Markets – 0%
200	Morgan Stanley Capital Trust III, 6.2500%	5,106
25	Morgan Stanley Capital Trust IV, 6.2500%	636
6	Morgan Stanley Capital Trust V, 5.7500%	152
10	Morgan Stanley Capital Trust VIII, 6.4500%	253

		6,147
Commercial Banks – 0.8%
1,350	Citigroup Capital XIII, 7.8750%	35,046
3,175	Royal Bank of Scotland Group PLC, 6.3500%	78,931

		113,977

Total Preferred Stocks (cost $115,465)		120,124
U.S. Treasury Notes/Bonds – 5.9%
$138,000	2.3750%, 3/31/16	140,200
196,000	0.6250%, 12/31/16	196,413
5,000	1.0000%, 9/15/17	5,029
8,000	0.8750%, 10/15/17	8,018
12,000	2.3750%, 8/15/24	12,065
217,000	2.1250%, 5/15/25	213,067
130,000	3.0000%, 11/15/44	127,166
145,000	3.0000%, 5/15/45	142,100

Total U.S. Treasury Notes/Bonds (cost $844,969)		844,058
Investment Companies – 8.2%
Money Markets – 8.2%
1,183,213	Janus Cash Liquidity Fund LLC, 0.1291%°°,£ (cost $1,183,213)	1,183,213

Total Investments (total cost $14,265,294) – 98.9%		14,256,492

Cash, Receivables and Other Assets, net of Liabilities – 1.1%		160,542

Net Assets – 100%		$14,417,034

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States	$12,594,601	88.4%
United Kingdom	672,563	4.7
Luxembourg	281,916	2.0
Netherlands	217,136	1.5
Greece	173,888	1.2
Singapore	159,425	1.1
Japan	156,963	1.1

Total	$14,256,492	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | JUNE 30, 2015

Notes to Schedule of Investments and Other Information

Barclays U.S. 1-5 Year TIPS Index	The Barclays 1-5 Year U.S. Inflation-Linked Treasury Index, also known as the Barclays U.S. 1-5 Year TIPS Index, measures the performance of U.S. Treasury Inflation-Protected Securities (“TIPS”) with maturity between 1-5 years.

Consumer Price Index (CPI)	A measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

LLC	Limited Liability Company

LP	Limited Partnership

PLC	Public Limited Company

ULC	Unlimited Liability Company

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2015 is indicated in the table below:

		Value as a %
Fund	Value	of Net Assets

Janus Real Return Fund	$2,176,274	15.1%

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of year end.

°°	Rate shown is the 7-day yield as of June 30, 2015.

µ	This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

§	Schedule of Restricted and Illiquid Securities (as of June 30, 2015)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Real Return Fund
ADS Tactical, Inc., 11.0000%, 4/1/18	11/19/13	$166,678	$185,265	1.3%

The Fund has registration rights for certain restricted securities held as of June 30, 2015. The issuer incurs all registration costs.

£	The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended June 30, 2015. Unless otherwise indicated, all information in the table is for the year ended June 30, 2015.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/14	Purchases	Sales	at 6/30/15	Gain/(Loss)	Income	at 6/30/15

Janus Real Return Fund
Janus Cash Liquidity Fund LLC	119,101	11,669,427	(10,605,315)	1,183,213	$–	$563	$1,183,213

Janus Investment Fund | 9

Notes to Schedule of Investments and Other Information (continued)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2015. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2015)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Real Return Fund
Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$–	$267,600	$–

Bank Loans and Mezzanine Loans	–	159,425	–

Corporate Bonds	–	11,682,072	–

Preferred Stocks	–	120,124	–

U.S. Treasury Notes/Bonds	–	844,058	–

Investment Companies	–	1,183,213	–

Total Assets	$–	$14,256,492	$–

10 | JUNE 30, 2015

Statement of Assets and Liabilities

As of June 30, 2015	Janus Real Return Fund

Assets:
Investments, at cost	$14,265,294
Unaffiliated investments, at value	$13,073,279
Affiliated investments, at value	1,183,213
Cash	3,350
Non-interested Trustees’ deferred compensation	288
Receivables:
Investments sold	60,065
Fund shares sold	2,520
Dividends	16
Dividends from affiliates	104
Foreign dividend tax reclaim	250
Interest	170,953
Due from adviser	22,171
Other assets	24
Total Assets	14,516,233
Liabilities:
Payables:
Fund shares repurchased	20,192
Dividends	151
Advisory fees	6,410
Fund administration fees	110
Transfer agent fees and expenses	8,414
12b-1 Distribution and shareholder servicing fees	2,882
Non-interested Trustees’ fees and expenses	90
Non-interested Trustees’ deferred compensation fees	288
Accrued expenses and other payables	60,662
Total Liabilities	99,199
Net Assets	$14,417,034

See footnotes at the end of the Statement.

See Notes to Financial Statements.

Janus Investment Fund | 11

Statement of Assets and Liabilities  (continued)

As of June 30, 2015	Janus Real Return Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)	$15,141,562
Undistributed net investment income/(loss)	998
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(716,774)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(8,752)
Total Net Assets	$14,417,034
Net Assets - Class A Shares	$2,252,184
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	234,776
Net Asset Value Per Share(1)	$9.59
Maximum Offering Price Per Share(2)	$10.07
Net Assets - Class C Shares	$2,023,304
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	211,900
Net Asset Value Per Share(1)	$9.55
Net Assets - Class D Shares	$4,305,566
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	448,200
Net Asset Value Per Share	$9.61
Net Assets - Class I Shares	$2,250,646
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	235,866
Net Asset Value Per Share	$9.54
Net Assets - Class S Shares	$820,553
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	85,354
Net Asset Value Per Share	$9.61
Net Assets - Class T Shares	$2,764,781
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	288,832
Net Asset Value Per Share	$9.57

(1)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(2)	Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

12 | JUNE 30, 2015

Statement of Operations

For the year ended June 30, 2015	Janus Real Return Fund

Investment Income:
Interest	$619,689
Dividends	8,259
Dividends from affiliates	563
Other income	27,243
Total Investment Income	655,754
Expenses:
Advisory fees	80,668
12b-1 Distribution and shareholder servicing fees:
Class A Shares	5,923
Class C Shares	20,218
Class S Shares	2,366
Transfer agent administrative fees and expenses:
Class D Shares	5,285
Class S Shares	2,366
Class T Shares	6,597
Other transfer agent fees and expenses:
Class A Shares	292
Class C Shares	298
Class D Shares	2,023
Class I Shares	141
Class S Shares	12
Class T Shares	158
Shareholder reports expense	7,672
Registration fees	83,096
Custodian fees	3,168
Professional fees	41,542
Non-interested Trustees’ fees and expenses	304
Fund administration fees	1,323
Accounting systems fee expense	30,794
Other expenses	364
Total Expenses	294,610
Less: Excess Expense Reimbursement	(164,849)
Net Expenses	129,761
Net Investment Income/(Loss)	525,993
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	(217,482)
Total Net Realized Gain/(Loss) on Investments	(217,482)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(324,399)
Total Change in Unrealized Net Appreciation/Depreciation	(324,399)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(15,888)

See Notes to Financial Statements.

Janus Investment Fund | 13

Statements of Changes in Net Assets

	Janus Real Return Fund
For each year ended June 30	2015	2014

Operations:
Net investment income/(loss)	$525,993	$443,206
Net realized gain/(loss) on investments	(217,482)	51,464
Change in unrealized net appreciation/depreciation	(324,399)	460,411
Net Increase/(Decrease) in Net Assets Resulting from Operations	(15,888)	955,081
Dividends and Distributions to Shareholders:
Net Investment Income
Class A Shares	(88,909)	(59,954)
Class C Shares	(60,891)	(37,303)
Class D Shares	(168,497)	(159,214)
Class I Shares	(90,770)	(63,621)
Class S Shares	(32,555)	(50,351)
Class T Shares	(99,557)	(72,872)
Net Decrease from Dividends and Distributions to Shareholders	(541,179)	(443,315)
Capital Share Transactions:
Shares Sold
Class A Shares	64,062	503,017
Class C Shares	32,891	25,061
Class D Shares	1,966,629	3,668,660
Class I Shares	12,114	70,788
Class T Shares	293,725	1,186,019
Reinvested Dividends and Distributions
Class A Shares	88,909	59,954
Class C Shares	60,855	37,303
Class D Shares	162,779	153,889
Class I Shares	90,770	63,621
Class S Shares	32,555	50,351
Class T Shares	99,114	72,872
Shares Repurchased
Class A Shares	(489,919)	(6,979)
Class C Shares	(75,630)	(24,859)
Class D Shares	(4,485,416)	(1,581,349)
Class I Shares	(73,930)	(96,370)
Class S Shares	(1,265,929)	–
Class T Shares	(138,053)	(764,725)
Net Increase/(Decrease) from Capital Share Transactions	(3,624,474)	3,417,253
Net Increase/(Decrease) in Net Assets	(4,181,541)	3,929,019
Net Assets:
Beginning of period	18,598,575	14,669,556
End of period	$14,417,034	$18,598,575

Undistributed Net Investment Income/(Loss)	$998	$2,244

See Notes to Financial Statements.

14 | JUNE 30, 2015

Financial Highlights

Class A Shares

	Janus Real Return Fund
For a share outstanding during each year ended June 30	2015	2014	2013(1)	2012(1)	2011(1)(2)

Net Asset Value, Beginning of Period	$9.94	$9.64	$9.55	$9.95	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.35(3)	0.26(3)	0.17	0.01	0.04
Net realized and unrealized gain/(loss)	(0.33)	0.29	0.07	(0.32)	(0.09)
Total from Investment Operations	0.02	0.55	0.24	(0.31)	(0.05)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.37)	(0.25)	(0.09)	(0.04)	–
Distributions (from capital gains)	–	–	–	(0.05)	–
Return of capital	–	–	(0.06)	–	–
Total Dividends and Distributions	(0.37)	(0.25)	(0.15)	(0.09)	–
Net Asset Value, End of Period	$9.59	$9.94	$9.64	$9.55	$9.95
Total Return*	0.18%	5.81%	2.48%	(3.09)%	(0.50)%
Net Assets, End of Period (in thousands)	$2,252	$2,677	$2,054	$6,759	$6,660
Average Net Assets for the Period (in thousands)	$2,372	$2,280	$3,351	$6,973	$6,635
Ratios to Average Net Assets:
Ratio of Gross Expenses**	1.96%	2.15%	2.71%	2.25%	5.68%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	0.84%	1.01%	1.15%	1.26%	1.27%
Ratio of Net Investment Income/(Loss)**	3.65%	2.63%	0.60%	1.24%	3.21%
Portfolio Turnover Rate	86%	91%	112%(4)	45%	6%

Class C Shares

	Janus Real Return Fund
For a share outstanding during each year ended June 30	2015	2014	2013(1)	2012(1)	2011(1)(2)

Net Asset Value, Beginning of Period	$9.89	$9.59	$9.48	$9.94	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.28(3)	0.18(3)	(0.10)	(0.05)	0.03
Net realized and unrealized gain/(loss)	(0.33)	0.30	0.26	(0.33)	(0.09)
Total from Investment Operations	(0.05)	0.48	0.16	(0.38)	(0.06)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.29)	(0.18)	(0.03)	(0.03)	–
Distributions (from capital gains)	–	–	–	(0.05)	–
Return of capital	–	–	(0.02)	–	–
Total Dividends and Distributions	(0.29)	(0.18)	(0.05)	(0.08)	–
Net Asset Value, End of Period	$9.55	$9.89	$9.59	$9.48	$9.94
Total Return*	(0.48)%	5.04%	1.64%	(3.80)%	(0.60)%
Net Assets, End of Period (in thousands)	$2,023	$2,077	$1,978	$6,400	$6,627
Average Net Assets for the Period (in thousands)	$2,022	$2,024	$3,182	$6,492	$6,616
Ratios to Average Net Assets:
Ratio of Gross Expenses**	2.72%	2.90%	3.52%	2.95%	6.43%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	1.58%	1.76%	1.90%	2.01%	2.02%
Ratio of Net Investment Income/(Loss)**	2.91%	1.84%	(0.16)%	0.51%	2.46%
Portfolio Turnover Rate	86%	91%	112%(4)	45%	6%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	The Fund included the accounts of both Janus Real Return Allocation Fund and Janus Real Return Subsidiary, Ltd. from May 13, 2011 (inception date) through October 15, 2012.
(2)	Period from May 13, 2011 (inception date) through June 30, 2011.
(3)	Per share amounts are calculated based on average shares outstanding during the year.
(4)	The increase in the portfolio turnover rate was due to a restructuring of the Fund’s portfolio as a result of a change in its principal investment strategies.

See Notes to Financial Statements.

Janus Investment Fund | 15

Financial Highlights  (continued)

Class D Shares

	Janus Real Return Fund
For a share outstanding during each year ended June 30	2015	2014	2013(1)	2012(1)	2011(1)(2)

Net Asset Value, Beginning of Period	$9.95	$9.65	$9.56	$9.95	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.36(3)	0.27(3)	0.18	0.03	0.04
Net realized and unrealized gain/(loss)	(0.32)	0.29	0.07	(0.33)	(0.09)
Total from Investment Operations	0.04	0.56	0.25	(0.30)	(0.05)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.38)	(0.26)	(0.10)	(0.04)	–
Distributions (from capital gains)	–	–	–	(0.05)	–
Return of capital	–	–	(0.06)	–	–
Total Dividends and Distributions	(0.38)	(0.26)	(0.16)	(0.09)	–
Net Asset Value, End of Period	$9.61	$9.95	$9.65	$9.56	$9.95
Total Return*	0.38%	5.91%	2.59%	(3.02)%	(0.50)%
Net Assets, End of Period (in thousands)	$4,306	$6,842	$4,431	$7,632	$6,954
Average Net Assets for the Period (in thousands)	$4,422	$5,771	$4,876	$7,558	$6,832
Ratios to Average Net Assets:
Ratio of Gross Expenses**	1.85%	2.08%	2.98%	2.25%	5.96%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	0.74%	0.91%	1.00%	1.14%	1.25%
Ratio of Net Investment Income/(Loss)**	3.71%	2.76%	0.97%	1.40%	3.24%
Portfolio Turnover Rate	86%	91%	112%(4)	45%	6%

Class I Shares

	Janus Real Return Fund
For a share outstanding during each year ended June 30	2015	2014	2013(1)	2012(1)	2011(1)(2)

Net Asset Value, Beginning of Period	$9.89	$9.59	$9.57	$9.95	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.38(3)	0.28(3)	0.27	0.04	0.05
Net realized and unrealized gain/(loss)	(0.34)	0.30	–(5)	(0.33)	(0.10)
Total from Investment Operations	0.04	0.58	0.27	(0.29)	(0.05)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.39)	(0.28)	(0.16)	(0.04)	–
Distributions (from capital gains)	–	–	–	(0.05)	–
Return of capital	–	–	(0.09)	–	–
Total Dividends and Distributions	(0.39)	(0.28)	(0.25)	(0.09)	–
Net Asset Value, End of Period	$9.54	$9.89	$9.59	$9.57	$9.95
Total Return*	0.42%	6.08%	2.77%	(2.86)%	(0.50)%
Net Assets, End of Period (in thousands)	$2,251	$2,302	$2,195	$6,650	$6,797
Average Net Assets for the Period (in thousands)	$2,257	$2,241	$3,457	$6,738	$6,658
Ratios to Average Net Assets:
Ratio of Gross Expenses**	1.71%	1.88%	2.47%	1.93%	5.43%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	0.57%	0.77%	0.90%	1.01%	1.02%
Ratio of Net Investment Income/(Loss)**	3.91%	2.84%	0.89%	1.50%	3.47%
Portfolio Turnover Rate	86%	91%	112%(4)	45%	6%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	The Fund included the accounts of both Janus Real Return Allocation Fund and Janus Real Return Subsidiary, Ltd. from May 13, 2011 (inception date) through October 15, 2012.
(2)	Period from May 13, 2011 (inception date) through June 30, 2011.
(3)	Per share amounts are calculated based on average shares outstanding during the year.
(4)	The increase in the portfolio turnover rate was due to a restructuring of the Fund’s portfolio as a result of a change in its principal investment strategies.
(5)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

16 | JUNE 30, 2015

Class S Shares

	Janus Real Return Fund
For a share outstanding during each year ended June 30	2015	2014	2013(1)	2012(1)	2011(1)(2)

Net Asset Value, Beginning of Period	$9.96	$9.65	$9.53	$9.95	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.33(3)	0.24(3)	0.13	–(4)	0.04
Net realized and unrealized gain/(loss)	(0.34)	0.31	0.11	(0.33)	(0.09)
Total from Investment Operations	(0.01)	0.55	0.24	(0.33)	(0.05)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.34)	(0.24)	(0.08)	(0.04)	–
Distributions (from capital gains)	–	–	–	(0.05)	–
Return of capital	–	–	(0.04)	–	–
Total Dividends and Distributions	(0.34)	(0.24)	(0.12)	(0.09)	–
Net Asset Value, End of Period	$9.61	$9.96	$9.65	$9.53	$9.95
Total Return*	(0.05)%	5.77%	2.51%	(3.33)%	(0.50)%
Net Assets, End of Period (in thousands)	$821	$2,097	$1,984	$6,412	$6,632
Average Net Assets for the Period (in thousands)	$957	$2,042	$3,207	$6,502	$6,618
Ratios to Average Net Assets:
Ratio of Gross Expenses**	2.15%	2.37%	2.70%	2.43%	5.93%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	1.08%	1.14%	1.19%	1.45%	1.52%
Ratio of Net Investment Income/(Loss)**	3.32%	2.47%	0.56%	1.07%	2.96%
Portfolio Turnover Rate	86%	91%	112%(5)	45%	6%

Class T Shares

	Janus Real Return Fund
For a share outstanding during each year ended June 30	2015	2014	2013(1)	2012(1)	2011(1)(2)

Net Asset Value, Beginning of Period	$9.92	$9.61	$9.55	$9.95	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.36(3)	0.27(3)	0.22	0.02	0.04
Net realized and unrealized gain/(loss)	(0.34)	0.30	0.04	(0.33)	(0.09)
Total from Investment Operations	0.02	0.57	0.26	(0.31)	(0.05)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.37)	(0.26)	(0.13)	(0.04)	–
Distributions (from capital gains)	–	–	–	(0.05)	–
Return of capital	–	–	(0.07)	–	–
Total Dividends and Distributions	(0.37)	(0.26)	(0.20)	(0.09)	–
Net Asset Value, End of Period	$9.57	$9.92	$9.61	$9.55	$9.95
Total Return*	0.18%	6.01%	2.76%	(3.09)%	(0.50)%
Net Assets, End of Period (in thousands)	$2,765	$2,603	$2,028	$6,545	$6,641
Average Net Assets for the Period (in thousands)	$2,638	$2,694	$3,323	$6,633	$6,623
Ratios to Average Net Assets:
Ratio of Gross Expenses**	1.97%	2.16%	2.48%	2.17%	5.68%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	0.82%	0.92%	0.94%	1.20%	1.27%
Ratio of Net Investment Income/(Loss)**	3.67%	2.70%	0.83%	1.31%	3.21%
Portfolio Turnover Rate	86%	91%	112%(5)	45%	6%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	The Fund included the accounts of both Janus Real Return Allocation Fund and Janus Real Return Subsidiary, Ltd. from May 13, 2011 (inception date) through October 15, 2012.
(2)	Period from May 13, 2011 (inception date) through June 30, 2011.
(3)	Per share amounts are calculated based on average shares outstanding during the year.
(4)	Less than $0.005 on a per share basis.
(5)	The increase in the portfolio turnover rate was due to a restructuring of the Fund’s portfolio as a result of a change in its principal investment strategies.

See Notes to Financial Statements.

Janus Investment Fund | 17

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Janus Real Return Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in income-producing securities. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant

18 | JUNE 30, 2015

governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary
FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the

Janus Investment Fund | 19

Notes to Financial Statements (continued)

ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions
Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2.	Other Investments and Strategies

Additional Investment Risk
The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants,

20 | JUNE 30, 2015

including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Loans
The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of June 30, 2015.

•	Bank Loans – Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

•	Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as the London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees

Janus Investment Fund | 21

Notes to Financial Statements (continued)

such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

•	Mezzanine Loans – Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities
Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying assets fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Fund’s yield and your return.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans at a faster pace than expected, may shorten the effective maturities of these securities and may result in the Fund having to reinvest proceeds at a lower interest rate.

In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing the Fund’s sensitivity to interest rate changes and causing its price to decline.

Real Estate Investing
The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

22 | JUNE 30, 2015

Sovereign Debt
The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities
The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

3.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

	Average Daily
	Net Assets		Contractual Investment
Fund	of the Fund		Advisory Fee (%)

Janus Real Return Fund	First $	1 Billion	0.55
	Next $	4 Billion	0.53
	Over $	5 Billion	0.50

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the transfer agency agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least November 1, 2015.

Previous
	New Expense	Expense
	Limit (%)	Limit (%)
	(November 1,	(until November
Fund	2014 to present)	1, 2014)

Janus Real Return Fund	0.47	0.76

If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the transfer agency agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations (if applicable).

Janus Investment Fund | 23

Notes to Financial Statements (continued)

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $580,523 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2015. The Fund’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the

24 | JUNE 30, 2015

annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2015 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2015 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $279,000 were paid by the Trust to a Trustee under the Deferred Plan during the year ended June 30, 2015.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2015 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. There were no upfront sales charges retained by Janus Distributors during the year ended June 30, 2015.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the year ended June 30, 2015.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the year ended June 30, 2015.

As of June 30, 2015, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

	% of Class	% of Fund
Fund	Owned	Owned

Janus Real Return Fund - Class A Shares	81%	13%
Janus Real Return Fund - Class C Shares	97	14
Janus Real Return Fund - Class D Shares	–	–
Janus Real Return Fund - Class I Shares	96	15
Janus Real Return Fund - Class S Shares	100	6
Janus Real Return Fund - Class T Shares	77	15

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Janus Investment Fund | 25

Notes to Financial Statements (continued)

4.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed		Loss Deferrals		Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Late-Year	Post-October	to Tax	Appreciation/
Fund	Income	Gains	Capital Losses	Ordinary Loss	Capital Loss	Differences	(Depreciation)

Janus Real Return Fund	$1,286	$–	$(408,840)	$–	$(297,131)	$(238)	$(19,605)

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2015, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended June 30, 2015

			Accumulated
	No Expiration		Capital
Fund	Short-Term	Long-Term	Losses

Janus Real Return Fund	$(401,645)	$(7,195)	$(408,840)

During the year ended June 30, 2015, the following capital loss carryovers were utilized by the Fund as indicated in the table:

Capital Loss
Fund	Carryover Utilized

Janus Real Return Fund	$47,877

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Janus Real Return Fund	$14,276,097	$101,701	$(121,306)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2015

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Real Return Fund	$541,179	$–	$–	$–

26 | JUNE 30, 2015

For the year ended June 30, 2014

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Real Return Fund	$443,315	$–	$–	$–

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

	Increase/(Decrease)	Increase/(Decrease) to Undistributed Net	Increase/(Decrease) to Undistributed Net
Fund	to Capital	Investment Income/Loss	Realized Gain/Loss

Janus Real Return Fund	$–	$13,940	$(13,940)

5.	Capital Share Transactions

	Janus Real Return Fund
For each year ended June 30	2015	2014

Transactions in Fund Shares – Class A Shares:
Shares sold	6,458	50,923
Reinvested dividends and distributions	9,169	6,084
Shares repurchased	(50,250)	(711)
Net Increase/(Decrease) in Fund Shares	(34,623)	56,296
Shares Outstanding, Beginning of Period	269,399	213,103
Shares Outstanding, End of Period	234,776	269,399
Transactions in Fund Shares – Class C Shares:
Shares sold	3,439	2,573
Reinvested dividends and distributions	6,308	3,809
Shares repurchased	(7,826)	(2,574)
Net Increase/(Decrease) in Fund Shares	1,921	3,808
Shares Outstanding, Beginning of Period	209,979	206,171
Shares Outstanding, End of Period	211,900	209,979
Transactions in Fund Shares – Class D Shares:
Shares sold	202,551	373,314
Reinvested dividends and distributions	16,758	15,575
Shares repurchased	(458,513)	(160,617)
Net Increase/(Decrease) in Fund Shares	(239,204)	228,272
Shares Outstanding, Beginning of Period	687,404	459,132
Shares Outstanding, End of Period	448,200	687,404
Transactions in Fund Shares – Class I Shares:
Shares sold	1,254	7,263
Reinvested dividends and distributions	9,414	6,494
Shares repurchased	(7,670)	(9,906)
Net Increase/(Decrease) in Fund Shares	2,998	3,851
Shares Outstanding, Beginning of Period	232,868	229,017
Shares Outstanding, End of Period	235,866	232,868
Transactions in Fund Shares – Class S Shares:
Shares sold	–	–
Reinvested dividends and distributions	3,346	5,100
Shares repurchased	(128,651)	–
Net Increase/(Decrease) in Fund Shares	(125,305)	5,100
Shares Outstanding, Beginning of Period	210,659	205,559
Shares Outstanding, End of Period	85,354	210,659

Janus Investment Fund | 27

Notes to Financial Statements (continued)

	Janus Real Return Fund
For each year ended June 30	2015	2014

Transactions in Fund Shares – Class T Shares:
Shares sold	30,340	121,654
Reinvested dividends and distributions	10,248	7,410
Shares repurchased	(14,218)	(77,535)
Net Increase/(Decrease) in Fund Shares	26,370	51,529
Shares Outstanding, Beginning of Period	262,462	210,933
Shares Outstanding, End of Period	288,832	262,462

6.	Purchases and Sales of Investment Securities

For the year ended June 30, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Real Return Fund	$5,491,527	$7,827,311	$6,791,191	$9,084,443

7.	Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2015 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

28 | JUNE 30, 2015

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders
of Janus Real Return Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Real Return Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) at June 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
August 13, 2015

Janus Investment Fund | 29

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service

30 | JUNE 30, 2015

providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the

Janus Investment Fund | 31

Additional Information (unaudited) (continued)

second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for

32 | JUNE 30, 2015

the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper

Janus Investment Fund | 33

Additional Information (unaudited) (continued)

quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

34 | JUNE 30, 2015

underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus

Janus Investment Fund | 35

Additional Information (unaudited) (continued)

Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also

36 | JUNE 30, 2015

noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that

Janus Investment Fund | 37

Additional Information (unaudited) (continued)

Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

38 | JUNE 30, 2015

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief

Janus Investment Fund | 39

Additional Information (unaudited) (continued)

that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

40 | JUNE 30, 2015

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2015. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will

Janus Investment Fund | 41

Useful Information About Your Fund Report (unaudited) (continued)

notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or

42 | JUNE 30, 2015

investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund | 43

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2015:

Dividends Received Deduction Percentage

Fund

Janus Real Return Fund	1%

Qualified Dividend Income Percentage

Fund

Janus Real Return Fund	2%

44 | JUNE 30, 2015

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 61 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Chief Executive Officer, Imprint Capital (impact investment firm) (since 2013), and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	61	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Janus Investment Fund | 45

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

					Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Managing Director, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	61	Director of MotiveQuest LLC (strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	61	Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

46 | JUNE 30, 2015

TRUSTEES (continued)

					Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	61	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	61	None

Janus Investment Fund | 47

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	61	Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

Trustee Consultant

Raudline Etienne* 151 Detroit Street Denver, CO 80206 DOB: 1965	Consultant	6/14-Present	Senior Vice President, Albright Stonebridge Group LLC (global strategy firm) (since 2011). Formerly, Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	N/A	Director of Brightwood Capital Advisors, LLC (since 2014).

*  Raudline Etienne was appointed consultant to the Trustees effective June 2, 2014. Shareholders of the Janus Funds are expected to be asked to elect Ms. Etienne as a Trustee at a future shareholder meeting.

48 | JUNE 30, 2015

OFFICERS

Principal Occupations During the
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Past Five Years

Mayur Saigal 151 Detroit Street Denver, CO 80206 DOB: 1975	Executive Vice President and Co-Portfolio Manager Janus Real Return Fund	10/13-Present	Research Analyst for Janus Capital.

Gibson Smith 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President and Co-Portfolio Manager Janus Real Return Fund	5/11-Present	Chief Investment Officer Fixed Income and Executive Vice President of Janus Capital; Director of Perkins Investment Management LLC; and Portfolio Manager for other Janus accounts. Formerly, Executive Vice President of Janus Distributors LLC and Janus Services LLC (2007-2013).

Darrell Watters 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Co-Portfolio Manager Janus Real Return Fund	10/12-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Stephanie Grauerholz 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, Vice President and Assistant Secretary of Janus Distributors LLC, and Vice President of Janus Services LLC (since 2015).

Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present	President of Janus Capital Group Inc. and Janus Capital Management LLC (since 2013); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013), and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund | 49

Trustees and Officers (unaudited) (continued)

OFFICERS (continued)

Principal Occupations During the
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Past Five Years

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

50 | JUNE 30, 2015

Notes

Janus Investment Fund | 51

Notes

52 | JUNE 30, 2015

Notes

Janus Investment Fund | 53

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0815-93825	125-02-93029 08-15

annual report
June 30, 2015

Janus Short-Term Bond Fund

Janus Investment Fund

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Short-Term Bond Fund

Janus Short-Term Bond Fund (unaudited)

FUND SNAPSHOT
We believe a bottom-up, fundamentally driven investment process can generate risk-adjusted outperformance and capital preservation over time. Our comprehensive, bottom-up view drives decision-making at a macro level, enabling us to make informed risk and sector allocation decisions.
Gibson Smith co-portfolio manager	Darrell Watters co-portfolio manager

PERFORMANCE SUMMARY

During the one-year period ended June 30, 2015, Janus Short-Term Bond Fund’s Class T Shares returned 0.08% compared with 0.93% for the Fund’s benchmark, the Barclays 1-3 Year U.S. Government/Credit Index.

MARKET ENVIRONMENT

The U.S. Treasury yield curve flattened during the period, although much of the gains of longer-dated securities were not sustained over the final few months. Long-dated Treasury yields fell through the end of 2014 as investors clamored for dollar-denominated assets. Both Europe and Japan have been taking steps to engineer even more accommodative monetary policy, making yields on Treasurys relatively attractive. Also contributing to the bond rally was softer-than-expected economic data in the first part of 2015 which diminished investor concern of breakout growth or stronger-than-expected inflation. A spring rebound in economic data, however, caused Treasurys to sell off and the curve to steepen. Late in the period, communication from the Federal Reserve that they would likely initiate the first rate hike in 2015 also kept a certain amount of upward pressure on yields. Still, global interest rate differentials and developments in China and Greece likely capped U.S. yields on the longer end of the curve. Yields on 2-year Treasury notes, which are especially sensitive to Fed rate hikes, rose during the period.

High-yield and investment-grade credit spreads widened during the period amid a flood of new issuance. Shareholder-friendly activity, which may not be friendly to bondholders, also weighed on bond prices. Spreads in mortgage-backed securities (MBS) were flat during the period as rate volatility hindered investors’ ability to judge MBS prepayment risk.

PERFORMANCE DISCUSSION

We continue to believe that a bottom-up, fundamental, research-driven security selection process represents an effective way to generate consistent risk-adjusted outperformance over time.

The Fund underperformed its benchmark, the Barclays 1-3 Year U.S. Government/Credit Index for the period. Our Treasury allocation detracted from relative performance due to our yield curve positioning. Duration of the Fund’s Treasurys is at present greater than that of the benchmark. We use Treasurys to serve as portfolio ballast as well as to help manage liquidity and duration/yield curve positioning. As short-term notes sold off during the period, our positioning detracted from relative performance. Since our Treasurys allocation is considerably less than that of the benchmark, the performance impact was tempered.

Our investment-grade corporate credit allocation also detracted from relative performance due to our security selection and yield curve positioning. Yield curve positioning in our investment-grade credits detracted from performance, however, we remain constructive on the long-term fundamentals of these securities. Our high-yield corporate credit allocation, where we focus on higher quality issuers - companies with improving balance sheet metrics and management teams committed to consistently generating cash flow - was the largest relative asset class contributor. Outperformance was driven by both spread carry, the excess income generated by the Fund’s securities, and security selection.

Independent energy was the primary corporate sector weighing on relative returns. A decline in Chesapeake Energy, which is not represented in the benchmark, detracted from performance. We continue to like this leading producer of natural gas. It has a leadership team that, in our view, manages its balance sheet like an investment-grade company. With its ample liquidity and a large asset base, Chesapeake, in our view, is well-positioned to attain a ratings upgrade.

On a sector basis, metals and mining and midstream energy also detracted from relative performance. Our security selection in technology and automotives contributed to relative performance.

Janus Investment Fund | 1

Janus Short-Term Bond Fund (unaudited)

OUTLOOK

Recent incrementally improving economic data was a factor in rising short-term rates, as expectations were heighted that the multiyear era of near zero-interest-rate-policy would soon end. Given the sensitivity of shorter-maturity rates to policy rates, a hike would be disproportionately felt on the short end of the curve. It is for this reason that we raised the Fund’s duration during the second half of the period before shortening it in the final weeks as investors sought safety on concerns surrounding the Greece crisis and China’s growth trajectory and the response of its policy makers.

While risks to slowing U.S. – or global – growth could cause the Fed to delay its initial rate hike, our expectation is that one shall occur in 2015. We are positioning the Fund to avoid the shortest duration securities as these will be the ones most likely to incur a capital loss, and instead seek to identify high-quality out-of-benchmark 5-year notes that have a sufficient yield cushion to absorb price declines and still adequately compensate investors.

We expect to continue to maintain our defensive stance, not only in light of the specter of rising rates, but also due to a flood of new issuance, and continued shareholder-friendly activity that eschews the priorities of fixed income investors.

We lowered our corporate credit allocation during the period. Still, we believe that our exposure to these instruments is integral to achieving our goal of generating attractive risk-adjusted returns. Our fundamental, bottom-up investment process that focuses not only on companies, but also on individual securities, in our view, lends itself to effectively uncovering value that investors with a top-down approach may overlook. With a defensive bias, we are concentrating our efforts on issues of higher-quality companies that are committed to disciplined balance sheet management and generating stable cash flow. As some of our lower-yielding investment-grade credits mature, we will seek opportunities to redeploy these proceeds in slightly higher-yielding and longer-dated maturities.

Thank you for your investment in Janus Short-Term Bond Fund.

2 | JUNE 30, 2015

(unaudited)

Janus Short-Term Bond Fund At A Glance

Fund Profile
June 30, 2015

Weighted Average Maturity	1.9 Years
Average Effective Duration*	1.5 Years
30-day Current Yield**
Class A Shares at NAV
Without Reimbursement	0.80%
With Reimbursement	0.92%
Class A Shares at MOP
Without Reimbursement	0.78%
With Reimbursement	0.89%
Class C Shares***
Without Reimbursement	0.03%
With Reimbursement	0.14%
Class D Shares
Without Reimbursement	0.89%
With Reimbursement	1.06%
Class I Shares
Without Reimbursement	1.04%
With Reimbursement	1.15%
Class N Shares
Without Reimbursement	1.10%
With Reimbursement	1.21%
Class S Shares
Without Reimbursement	0.60%
With Reimbursement	0.71%
Class T Shares
Without Reimbursement	0.85%
With Reimbursement	0.97%
Number of Bonds/Notes	167

*	A theoretical measure of price volatility
**	Yield will fluctuate
***	Does not include the 1.00% contingent deferred sales charge.

Ratings† Summary – (% of Total Investments)
June 30, 2015

AAA	1.5%
AA	28.0%
A	16.8%
BBB	31.4%
BB	12.3%
B	3.2%
Not Rated	3.0%
Other	3.8%

†	Credit ratings provided by Standard & Poor’s (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P’s measures. Further information on S&P’s rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. “Not Rated” securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. “Other” includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment – (% of Net Assets)
As of June 30, 2015

Asset Allocation – (% of Net Assets)
As of June 30, 2015

Janus Investment Fund | 3

Janus Short-Term Bond Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2015					Expense Ratios – per the October 28, 2014 prospectuses
	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Short-Term Bond Fund – Class A Shares

NAV	0.35%	1.74%	3.22%	3.85%	0.85%	0.75%

MOP	–2.20%	1.22%	2.72%	3.62%

Janus Short-Term Bond Fund – Class C Shares

NAV	–0.75%	0.98%	2.53%	3.15%	1.68%	1.57%

CDSC	–1.74%	0.98%	2.53%	3.15%

Janus Short-Term Bond Fund – Class D Shares(1)	0.19%	1.87%	3.44%	4.21%	0.75%	0.64%

Janus Short-Term Bond Fund – Class I Shares	0.60%	1.99%	3.38%	4.07%	0.66%	0.56%

Janus Short-Term Bond Fund – Class N Shares	0.66%	1.76%	3.38%	4.18%	0.59%	0.49%

Janus Short-Term Bond Fund – Class S Shares	–0.17%	1.54%	2.97%	3.65%	1.09%	0.99%

Janus Short-Term Bond Fund – Class T Shares	0.08%	1.76%	3.38%	4.18%	0.84%	0.74%

Barclays 1-3 Year U.S. Government/Credit Index	0.93%	1.17%	2.83%	4.20%**

Morningstar Quartile – Class T Shares	4th	3rd	2nd	2nd

Morningstar Ranking – based on total returns for Short-Term Bond Funds	427/559	251/482	112/414	61/183

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month–end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 2.50%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2015.

See important disclosures on the next page.

4 | JUNE 30, 2015

(unaudited)

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Fixed income securities are subject to interest rate, inflation, credit and default risk. The bond market is volatile. As interest rates rise, bond prices usually fall, and vice versa. The return of principal is not guaranteed, and prices may decline if an issuer fails to make timely payments or its credit strength weakens.

High-yield/high-risk bonds, also known as “junk” bonds, involve a greater risk of default and price volatility than U.S. Government and other high quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility, lower liquidity and differing financial and information reporting standards, all of which are magnified in emerging markets.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return or yield, and therefore the ranking for the period.

© 2015 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – September 1, 1992
**	The Barclays 1-3 Year U.S. Government/Credit Index’s since inception returns are calculated from August 31, 1992.
(1)	Closed to certain new investors.

Janus Investment Fund | 5

Janus Short-Term Bond Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/15)	(6/30/15)	(1/1/15 - 6/30/15)†	(1/1/15)	(6/30/15)	(1/1/15 - 6/30/15)†	(1/1/15 - 6/30/15)

Class A Shares	$1,000.00	$1,005.60	$3.93	$1,000.00	$1,020.88	$3.96	0.79%

Class C Shares	$1,000.00	$1,001.80	$7.74	$1,000.00	$1,017.06	$7.80	1.56%

Class D Shares	$1,000.00	$1,006.40	$3.13	$1,000.00	$1,021.67	$3.16	0.63%

Class I Shares	$1,000.00	$1,006.80	$2.79	$1,000.00	$1,022.02	$2.81	0.56%

Class N Shares	$1,000.00	$1,007.20	$2.44	$1,000.00	$1,022.36	$2.46	0.49%

Class S Shares	$1,000.00	$1,004.70	$4.92	$1,000.00	$1,019.89	$4.96	0.99%

Class T Shares	$1,000.00	$1,005.90	$3.68	$1,000.00	$1,021.12	$3.71	0.74%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6 | JUNE 30, 2015

Janus Short-Term Bond Fund

Schedule of Investments

As of June 30, 2015

Shares or Principal Amount		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 5.2%
$17,924,000	AmeriCredit Automobile Receivables Trust 2012-2 3.3800%, 4/9/18	$18,262,817
16,719,000	AmeriCredit Automobile Receivables Trust 2012-4 1.9300%, 8/8/18	16,816,087
6,796,000	Americredit Automobile Receivables Trust 2014-4 1.8700%, 12/9/19	6,820,547
8,044,000	Capital Auto Receivables Asset Trust 2015-1 2.1000%, 1/21/20	8,031,934
1,914,925	Citigroup Commercial Mortgage Trust 2014-GC25 1.4850%, 10/10/47	1,911,540
3,257,141	Citigroup Commercial Mortgage Trust 2015-GC27 1.3530%, 2/10/48	3,244,197
2,470,557	COMM 2014-CCRE19 Mortgage Trust 1.4150%, 8/10/47	2,465,700
1,876,131	COMM 2014-CCRE20 Mortgage Trust 1.3240%, 11/10/47	1,867,908
2,374,810	COMM 2014-UBS4 Mortgage Trust 1.3090%, 8/10/47	2,369,614
1,937,733	COMM 2014-UBS6 Mortgage Trust 1.4450%, 12/10/47	1,934,796
3,213,879	COMM 2015-DC1 Mortgage Trust 1.4880%, 2/10/48	3,214,563
2,555,719	COMM 2015-LC19 Mortgage Trust 1.3990%, 2/10/48	2,551,829
2,339,558	Csail 2015-C2 Commercial Mortgage Trust 1.4544%, 6/15/57	2,337,487
1,843,363	GS Mortgage Securities Trust 2014-GC24 1.5090%, 9/10/47	1,841,909
3,230,439	GS Mortgage Securities Trust 2014-GC26 1.4340%, 11/10/47	3,217,375
1,944,927	GS Mortgage Securities Trust 2015-GC28 1.5280%, 2/10/48	1,941,976
2,180,578	JPMBB Commercial Mortgage Securities Trust 2014-C26 1.5962%, 1/15/48	2,180,007
2,019,803	JPMBB Commercial Mortgage Securities Trust 2015-C27 1.4137%, 2/15/48	2,011,813
2,630,084	JPMBB Commercial Mortgage Securities Trust 2015-C28 1.4451%, 10/15/48	2,618,594
12,962,000	Santander Drive Auto Receivables Trust 1.9400%, 3/15/18	13,019,292
15,382,000	Santander Drive Auto Receivables Trust 2015-1 1.9700%, 11/15/19	15,433,345
13,603,000	Santander Drive Auto Receivables Trust 2015-2 1.8300%, 1/15/20	13,574,624
1,585,910	SMART ABS Series 2012-4US Trust 0.9700%, 3/14/17	1,586,544
1,916,196	Wells Fargo Commercial Mortgage Trust 2014-LC18 1.4370%, 12/15/47	1,912,588
1,983,393	Wells Fargo Commercial Mortgage Trust 2015-C27 1.7300%, 2/15/48	1,987,320
1,980,052	Wells Fargo Commercial Mortgage Trust 2015-LC20 1.4710%, 4/15/50	1,973,914
1,809,077	WFRBS Commercial Mortgage Trust 2014-C21 1.4130%, 8/15/47	1,807,017

Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $136,984,633)		136,935,337
Bank Loans and Mezzanine Loans – 1.9%
Consumer Cyclical – 0.6%
15,970,046	Hilton Worldwide Finance LLC 3.5000%, 10/26/20‡	15,972,601
Energy – 0.1%
1,880,000	Chief Exploration & Development LLC 7.5000%, 5/16/21‡	1,763,440
Finance Companies – 0.1%
2,132,642	RPI Finance Trust 3.5000%, 11/9/20‡	2,133,964
Real Estate Investment Trusts (REITs) – 0.1%
4,726,878	ESH Hospitality, Inc. 5.0000%, 6/24/19‡	4,803,690
Technology – 1.0%
25,945,020	Avago Technologies Cayman, Ltd. 3.7500%, 5/6/21‡	25,968,111

Total Bank Loans and Mezzanine Loans (cost $50,648,959)		50,641,806
Corporate Bonds – 63.9%
Banking – 17.7%
6,686,000	Ally Financial, Inc. 3.1250%, 1/15/16	6,711,072
13,334,000	Ally Financial, Inc. 3.6000%, 5/21/18	13,350,667
8,402,000	Bank of America Corp. 1.5000%, 10/9/15	8,421,283
17,261,000	Bank of America Corp. 1.2500%, 1/11/16	17,303,255
20,737,000	Bank of America Corp. 3.6250%, 3/17/16	21,120,634
3,126,000	Bank of America Corp. 6.0500%, 5/16/16	3,246,026
6,561,000	Bank of America Corp. 3.7500%, 7/12/16	6,725,937
19,365,000	Bank of America NA 1.6500%, 3/26/18	19,336,146
12,964,000	Bank of America NA 1.7500%, 6/5/18	12,936,114
30,900,000	BBVA US Senior SAU 4.6640%, 10/9/15	31,196,022
29,979,000	Citigroup, Inc. 1.8500%, 11/24/17	30,052,149

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 7

Janus Short-Term Bond Fund

Schedule of Investments

As of June 30, 2015

Shares or Principal Amount		Value
Banking – (continued)
$31,947,000	Goldman Sachs Group, Inc. 3.6250%, 2/7/16	$32,464,509
11,498,000	Goldman Sachs Group, Inc. 5.6250%, 1/15/17	12,175,428
12,303,000	ICICI Bank, Ltd., Dubai 4.7000%, 2/21/18 (144A)	12,945,586
5,587,000	Intesa Sanpaolo SpA 3.6250%, 8/12/15 (144A)	5,600,845
13,788,000	Intesa Sanpaolo SpA 3.1250%, 1/15/16	13,893,106
51,580,000	JPMorgan Chase & Co. 5.1500%, 10/1/15†	52,057,528
16,687,000	Morgan Stanley 3.4500%, 11/2/15	16,838,301
6,675,000	Morgan Stanley 3.8000%, 4/29/16	6,821,950
12,077,000	Morgan Stanley 1.8750%, 1/5/18	12,109,040
27,763,000	Morgan Stanley 1.0173%, 7/23/19‡	27,575,572
26,483,000	PNC Bank NA 1.6000%, 6/1/18	26,441,051
3,168,000	PNC Funding Corp. 5.2500%, 11/15/15	3,219,759
31,006,000	Royal Bank of Scotland Group PLC 2.5500%, 9/18/15	31,092,693
17,051,000	Royal Bank of Scotland Group PLC 4.7000%, 7/3/18	17,619,548
4,756,000	Synchrony Financial 1.8750%, 8/15/17	4,754,031
2,225,000	UBS AG 5.8750%, 7/15/16	2,323,027
16,689,000	UBS AG 1.8000%, 3/26/18	16,664,167

		464,995,446
Basic Industry – 5.6%
11,715,000	Albemarle Corp. 3.0000%, 12/1/19	11,737,762
15,117,000	ArcelorMittal 4.5000%, 3/1/16	15,343,755
18,310,000	ArcelorMittal 5.2500%, 2/25/17	19,019,513
12,166,000	Ashland, Inc. 3.8750%, 4/15/18	12,500,565
13,582,000	Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP 1.7000%, 5/1/18 (144A)	13,568,554
7,954,000	Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP 2.4500%, 5/1/20 (144A)	7,903,174
11,747,000	Ecolab, Inc. 1.0000%, 8/9/15	11,748,938
18,439,000	INVISTA Finance LLC 4.2500%, 10/15/19 (144A)	18,162,415
34,536,000	Rockwood Specialties Group, Inc. 4.6250%, 10/15/20	35,960,610

		145,945,286
Brokerage – 0.9%
24,219,000	Raymond James Financial, Inc. 4.2500%, 4/15/16	24,824,306
Capital Goods – 3.4%
8,756,000	CNH Industrial Capital LLC 3.8750%, 11/1/15	8,777,890
2,997,000	CNH Industrial Capital LLC 3.6250%, 4/15/18	2,997,000
8,711,000	Eaton Corp. 0.9500%, 11/2/15	8,716,653
9,783,000	Exelis, Inc. 4.2500%, 10/1/16	10,096,193
18,945,000	FLIR Systems, Inc. 3.7500%, 9/1/16	19,420,576
9,960,000	Harris Corp. 1.9990%, 4/27/18	9,930,987
14,501,000	Martin Marietta Materials, Inc. 1.3818%, 6/30/17‡	14,440,270
12,206,000	Vulcan Materials Co. 7.0000%, 6/15/18	13,792,780

		88,172,349
Communications – 2.1%
20,506,000	Gannett Co., Inc. 6.3750%, 9/1/15	20,621,346
11,481,000	NBCUniversal Enterprise, Inc. 0.8123%, 4/15/16 (144A),‡	11,513,927
13,923,000	Time Warner, Inc. 3.1500%, 7/15/15	13,937,480
9,742,000	Verizon Communications, Inc. 2.5000%, 9/15/16	9,900,074

		55,972,827
Consumer Cyclical – 4.2%
7,363,000	Brinker International, Inc. 2.6000%, 5/15/18	7,377,387
22,946,000	General Motors Co. 3.5000%, 10/2/18†	23,691,975
15,387,000	General Motors Financial Co., Inc. 2.7500%, 5/15/16	15,570,844
8,172,000	GLP Capital LP / GLP Financing II, Inc. 4.3750%, 11/1/18	8,386,515
7,973,000	Hanesbrands, Inc. 6.3750%, 12/15/20	8,331,785
38,123,000	MGM Resorts International 6.6250%, 7/15/15	38,117,282
7,637,000	PACCAR Financial Corp. 0.7500%, 8/14/15	7,641,055

		109,116,843
Consumer Non-Cyclical – 7.9%
19,604,000	Actavis Funding SCS 1.8500%, 3/1/17	19,699,707
22,871,000	Actavis Funding SCS 2.3500%, 3/12/18	22,991,736
7,021,000	Actavis, Inc. 1.8750%, 10/1/17	7,029,397
6,256,000	Fresenius US Finance II, Inc. 9.0000%, 7/15/15 (144A)	6,266,010
15,705,000	HCA, Inc. 7.1900%, 11/15/15	16,019,100
15,889,000	HJ Heinz Co. 1.6000%, 6/30/17 (144A)	15,890,621
13,516,000	Mallinckrodt International Finance SA / Mallinckrodt CB LLC 4.8750%, 4/15/20 (144A)	13,753,206

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | JUNE 30, 2015

Schedule of Investments

As of June 30, 2015

Shares or Principal Amount		Value
Consumer Non-Cyclical – (continued)
$11,737,000	Mylan, Inc. 1.3500%, 11/29/16	$11,701,366
29,575,000	Perrigo Co. PLC 1.3000%, 11/8/16	29,449,809
25,628,000	SABMiller Holdings, Inc. 0.9682%, 8/1/18 (144A)†,‡	25,697,298
20,075,000	Valeant Pharmaceuticals International, Inc. 5.3750%, 3/15/20 (144A)	20,727,438
9,593,000	Zimmer Biomet Holdings, Inc. 1.4500%, 4/1/17	9,596,242
9,976,000	Zimmer Biomet Holdings, Inc. 2.0000%, 4/1/18	9,979,571

		208,801,501
Electric – 1.4%
36,145,000	PPL WEM, Ltd. / Western Power Distribution, Ltd. 3.9000%, 5/1/16 (144A)	36,868,153
Energy – 8.1%
25,443,000	Chesapeake Energy Corp. 3.2500%, 3/15/16	25,347,589
1,488,000	Chesapeake Energy Corp. 6.5000%, 8/15/17	1,523,340
25,762,000	Chesapeake Energy Corp. 3.5253%, 4/15/19‡	23,572,230
24,795,000	DCP Midstream Operating LP 3.2500%, 10/1/15	24,793,983
7,208,000	DCP Midstream Operating LP 2.5000%, 12/1/17	6,976,652
6,382,000	Enbridge, Inc. 0.7338%, 6/2/17‡	6,305,595
5,729,000	EnLink Midstream Partners LP 2.7000%, 4/1/19	5,656,167
8,610,000	Enterprise Products Operating LLC 1.2500%, 8/13/15	8,614,055
10,250,000	Kinder Morgan Energy Partners LP 2.6500%, 2/1/19	10,164,638
8,047,000	Kinder Morgan Finance Co. LLC 5.7000%, 1/5/16	8,225,080
25,640,000	Kinder Morgan, Inc. 3.0500%, 12/1/19	25,611,617
4,402,000	Nabors Industries, Inc. 2.3500%, 9/15/16	4,414,858
17,484,000	Nabors Industries, Inc. 6.1500%, 2/15/18	18,879,923
17,959,000	Plains All American Pipeline LP / PAA Finance Corp. 3.9500%, 9/15/15	18,060,684
15,990,000	Rowan Cos., Inc. 5.0000%, 9/1/17	16,499,585
9,126,000	Spectra Energy Partners LP 2.9500%, 9/25/18	9,333,370

		213,979,366
Finance Companies – 3.1%
13,826,000	AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 2.7500%, 5/15/17 (144A)	13,739,587
26,475,000	CIT Group, Inc. 5.0000%, 5/15/17	27,301,020
17,833,000	General Electric Capital Corp. 4.3750%, 9/21/15	17,983,511
9,937,000	General Electric Capital Corp. 5.0000%, 1/8/16	10,166,117
2,207,000	International Lease Finance Corp. 8.6250%, 9/15/15	2,234,588
6,873,000	International Lease Finance Corp. 2.2359%, 6/15/16‡	6,864,409
3,340,000	Navient Corp. 3.8750%, 9/10/15	3,344,175

		81,633,407
Industrial – 0.2%
4,947,000	Cintas Corp. No 2 2.8500%, 6/1/16	5,010,252
Insurance – 1.2%
12,844,000	ACE INA Holdings, Inc. 2.6000%, 11/23/15	12,934,165
18,425,000	American International Group, Inc. 2.3750%, 8/24/15	18,460,763

		31,394,928
Mortgage Assets – 1.5%
35,336,000	NRAM PLC 5.6250%, 6/22/17 (144A)	38,289,206
Owned No Guarantee – 0.5%
12,934,000	Korea National Oil Corp. 2.7500%, 1/23/19 (144A)	13,108,725
Real Estate Investment Trusts (REITs) – 0.7%
18,897,000	Reckson Operating Partnership LP 6.0000%, 3/31/16	19,517,918
Technology – 3.9%
3,131,000	CommScope Holding Co., Inc. 6.6250%, 6/1/20 (144A)	3,248,413
9,671,000	CommScope, Inc. 4.3750%, 6/15/20 (144A)	9,767,710
13,767,000	Dun & Bradstreet Corp. 4.0000%, 6/15/20	13,832,504
18,417,000	Fiserv, Inc. 3.1250%, 10/1/15	18,514,960
10,887,000	Molex Electronic Technologies LLC 2.8780%, 4/15/20 (144A)	10,719,906
20,515,000	Seagate HDD Cayman 3.7500%, 11/15/18	21,387,585
11,608,000	TSMC Global, Ltd. 0.9500%, 4/3/16 (144A)	11,576,600
13,582,000	TSMC Global, Ltd. 1.6250%, 4/3/18 (144A)	13,426,608

		102,474,286
Transportation – 1.5%
19,974,000	Asciano Finance, Ltd. 3.1250%, 9/23/15 (144A)	20,055,234
2,892,000	JB Hunt Transport Services, Inc. 3.3750%, 9/15/15	2,906,538
15,466,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 2.5000%, 3/15/16 (144A)	15,574,123

		38,535,895

Total Corporate Bonds (cost $1,676,822,371)		1,678,640,694

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 9

Janus Short-Term Bond Fund

Schedule of Investments

As of June 30, 2015

Shares or Principal Amount		Value
U.S. Treasury Notes/Bonds – 24.6%
$55,159,000	0.5000%, 6/30/16	$55,249,516
26,285,000	0.6250%, 7/15/16	26,356,863
23,095,000	0.5000%, 8/31/16	23,127,472
11,538,000	0.8750%, 9/15/16	11,604,701
44,509,000	0.5000%, 9/30/16	44,568,108
14,853,000	0.3750%, 10/31/16	14,843,717
24,053,000	0.5000%, 11/30/16	24,068,033
120,927,000	0.6250%, 12/31/16	121,177,279
40,239,000	0.5000%, 3/31/17	40,198,117
10,191,000	0.7500%, 6/30/17	10,210,903
23,053,000	0.8750%, 8/15/17	23,135,853
17,615,000	1.0000%, 9/15/17	17,716,832
10,239,000	0.6250%, 9/30/17	10,208,600
18,144,000	0.8750%, 10/15/17	18,185,114
66,350,000	0.8750%, 11/15/17	66,474,406
11,788,000	1.0000%, 12/15/17	11,838,653
10,228,000	0.7500%, 12/31/17	10,206,429
43,334,000	0.8750%, 1/15/18	43,347,520
2,006,000	3.5000%, 2/15/18	2,141,718
10,250,000	0.7500%, 3/31/18	10,197,951
29,942,000	0.7500%, 4/15/18	29,785,284
10,070,000	1.3750%, 6/30/18	10,179,350
10,093,000	1.3750%, 9/30/18	10,176,580
10,113,000	1.3750%, 12/31/18	10,170,674

Total U.S. Treasury Notes/Bonds (cost $644,320,870)		645,169,673
Investment Companies – 4.4%
Money Markets – 4.4%
116,968,440	Janus Cash Liquidity Fund LLC, 0.1291%°°,£ (cost $116,968,440)	116,968,440

Total Investments (total cost $2,625,745,273) – 100.0%		2,628,355,950

Cash, Receivables and Other Assets, net of Liabilities – 0%		613,260

Net Assets – 100%		$2,628,969,210

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States	$2,274,863,280	86.6%
United Kingdom	124,473,635	4.7
Luxembourg	34,363,268	1.3
Spain	31,196,022	1.2
Singapore	25,968,111	1.0
Taiwan	25,003,208	1.0
Australia	21,641,778	0.8
Italy	19,493,951	0.8
Switzerland	18,987,194	0.7
Netherlands	13,739,587	0.5
South Korea	13,108,725	0.5
India	12,945,586	0.5
Canada	6,305,595	0.2
Germany	6,266,010	0.2

Total	$2,628,355,950	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 | JUNE 30, 2015

Notes to Schedule of Investments and Other Information

Barclays 1-3 Year U.S. Government/Credit Index	Measures Tresuries, government-related issues and corporates with maturity between 1-3 years.

LLC	Limited Liability Company

LP	Limited Partnership

PLC	Public Limited Company

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2015 is indicated in the table below:

		Value as a %
Fund	Value	of Net Assets

Janus Short-Term Bond Fund	$338,403,339	12.9%

†	A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of June 30, 2015, is noted below.

Fund	Aggregate Value

Janus Short-Term Bond Fund	$40,471,760

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of year end.

°°	Rate shown is the 7-day yield as of June 30, 2015.

£	The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended June 30, 2015. Unless otherwise indicated, all information in the table is for the year ended June 30, 2015.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/14	Purchases	Sales	at 6/30/15	Gain/(Loss)	Income	at 6/30/15

Janus Short-Term Bond Fund
Janus Cash Liquidity Fund LLC	112,343,218	1,624,223,661	(1,619,598,439)	116,968,440	$–	$38,126	$116,968,440

Janus Investment Fund | 11

Notes to Schedule of Investments and Other Information (continued)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2015. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2015)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Short-Term Bond Fund
Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$–	$136,935,337	$–

Bank Loans and Mezzanine Loans	–	50,641,806	–

Corporate Bonds	–	1,678,640,694	–

U.S. Treasury Notes/Bonds	–	645,169,673	–

Investment Companies	–	116,968,440	–

Total Assets	$–	$2,628,355,950	$–

12 | JUNE 30, 2015

Statement of Assets and Liabilities

Janus
Short-Term
As of June 30, 2015	Bond Fund

Assets:
Investments, at cost	$2,625,745,273
Unaffiliated investments, at value	$2,511,387,510
Affiliated investments, at value	116,968,440
Cash	174,628
Non-interested Trustees’ deferred compensation	52,513
Receivables:
Investments sold	3,132,263
Fund shares sold	2,151,323
Dividends from affiliates	4,242
Interest	15,623,035
Other assets	11,729
Total Assets	2,649,505,683
Liabilities:
Payables:
Investments purchased	15,878,990
Fund shares repurchased	2,630,790
Dividends	167,804
Advisory fees	946,940
Fund administration fees	20,657
Transfer agent fees and expenses	554,126
12b-1 Distribution and shareholder servicing fees	100,703
Non-interested Trustees’ fees and expenses	17,872
Non-interested Trustees’ deferred compensation fees	52,513
Accrued expenses and other payables	166,078
Total Liabilities	20,536,473
Net Assets	$2,628,969,210

See footnotes at the end of the Statement.
See Notes to Financial Statements.

Janus Investment Fund | 13

Statement of Assets and Liabilities  (continued)

Janus
Short-Term
As of June 30, 2015	Bond Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,632,052,323
Undistributed net investment income/(loss)	(82,340)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(5,611,450)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	2,610,677
Total Net Assets	$2,628,969,210
Net Assets - Class A Shares	$155,365,366
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	51,148,462
Net Asset Value Per Share(1)	$3.04
Maximum Offering Price Per Share(2)	$3.12
Net Assets - Class C Shares	$54,465,340
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	17,946,710
Net Asset Value Per Share(1)	$3.03
Net Assets - Class D Shares	$188,071,660
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	61,825,475
Net Asset Value Per Share	$3.04
Net Assets - Class I Shares	$446,893,810
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	147,110,015
Net Asset Value Per Share	$3.04
Net Assets - Class N Shares	$38,345,320
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	12,615,763
Net Asset Value Per Share	$3.04
Net Assets - Class S Shares	$2,609,052
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	859,840
Net Asset Value Per Share	$3.03
Net Assets - Class T Shares	$1,743,218,662
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	573,068,850
Net Asset Value Per Share	$3.04

(1)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(2)	Maximum offering price is computed at 100/97.50 of net asset value.

See Notes to Financial Statements.

14 | JUNE 30, 2015

Statement of Operations

Janus
Short-Term
For the year ended June 30, 2015	Bond Fund

Investment Income:
Interest	$56,580,459
Dividends from affiliates	38,126
Other income	835,381
Total Investment Income	57,453,966
Expenses:
Advisory fees	15,744,921
12b-1 Distribution and shareholder servicing fees:
Class A Shares	424,055
Class C Shares	617,513
Class S Shares	8,415
Transfer agent administrative fees and expenses:
Class D Shares	233,090
Class S Shares	8,415
Class T Shares	4,852,064
Transfer agent networking and omnibus fees:
Class A Shares	78,630
Class C Shares	39,935
Class I Shares	262,116
Other transfer agent fees and expenses:
Class A Shares	18,302
Class C Shares	9,129
Class D Shares	49,881
Class I Shares	18,282
Class N Shares	280
Class S Shares	107
Class T Shares	20,588
Shareholder reports expense	188,953
Registration fees	169,236
Custodian fees	14,837
Professional fees	90,103
Non-interested Trustees’ fees and expenses	62,576
Fund administration fees	257,915
Other expenses	407,744
Total Expenses	23,577,087
Less: Excess Expense Reimbursement	(2,900,712)
Net Expenses	20,676,375
Net Investment Income/(Loss)	36,777,591
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	(5,440,149)
Total Net Realized Gain/(Loss) on Investments	(5,440,149)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(24,064,706)
Total Change in Unrealized Net Appreciation/Depreciation	(24,064,706)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$7,272,736

See Notes to Financial Statements.

Janus Investment Fund | 15

Statements of Changes in Net Assets

	Janus Short-Term
	Bond Fund
For each year ended June 30	2015	2014

Operations:
Net investment income/(loss)	$36,777,591	$41,519,632
Net realized gain/(loss) on investments	(5,440,149)	3,745,385
Change in unrealized net appreciation/depreciation	(24,064,706)	25,696,546
Net Increase/(Decrease) in Net Assets Resulting from Operations	7,272,736	70,961,563
Dividends and Distributions to Shareholders:
Net Investment Income
Class A Shares	(2,061,518)	(2,296,713)
Class C Shares	(274,422)	(442,250)
Class D Shares	(2,674,302)	(3,019,842)
Class I Shares	(6,572,061)	(5,702,007)
Class N Shares	(586,292)	(709,136)
Class S Shares	(34,328)	(51,950)
Class T Shares	(24,701,892)	(29,752,834)
Net Realized Gain from Investment Transactions
Class A Shares	(201,032)	(433,722)
Class C Shares	(73,376)	(196,250)
Class D Shares	(226,141)	(525,894)
Class I Shares	(557,420)	(948,223)
Class N Shares	(46,921)	(134,248)
Class S Shares	(4,078)	(11,203)
Class T Shares	(2,321,742)	(5,509,095)
Net Decrease from Dividends and Distributions to Shareholders	(40,335,525)	(49,733,367)
Capital Share Transactions:
Shares Sold
Class A Shares	78,010,815	88,145,967
Class C Shares	11,390,161	20,124,753
Class D Shares	34,271,238	45,755,880
Class I Shares	341,557,057	292,092,856
Class N Shares	8,676,888	18,879,679
Class S Shares	553,024	1,022,615
Class T Shares	436,167,132	769,344,793
Reinvested Dividends and Distributions
Class A Shares	2,051,213	2,452,036
Class C Shares	273,202	503,148
Class D Shares	2,831,865	3,462,819
Class I Shares	5,629,133	4,901,790
Class N Shares	633,213	843,351
Class S Shares	38,383	61,079
Class T Shares	26,679,046	34,897,188
Shares Repurchased
Class A Shares	(94,238,842)	(73,437,890)
Class C Shares	(25,340,198)	(30,631,263)
Class D Shares	(48,415,316)	(57,676,417)
Class I Shares	(286,504,643)	(223,595,880)
Class N Shares	(6,222,278)	(21,957,454)
Class S Shares	(1,808,190)	(2,406,133)
Class T Shares	(820,517,952)	(905,371,379)
Net Increase/(Decrease) from Capital Share Transactions	(334,285,049)	(32,588,462)
Net Increase/(Decrease) in Net Assets	(367,347,838)	(11,360,266)
Net Assets:
Beginning of period	2,996,317,048	3,007,677,314
End of period	$2,628,969,210	$2,996,317,048

Undistributed Net Investment Income/(Loss)	$(82,340)	$(67,843)

See Notes to Financial Statements.

16 | JUNE 30, 2015

Financial Highlights

Class A Shares

	Janus Short-Term Bond Fund
For a share outstanding during each year ended June 30	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$3.07	$3.05	$3.08	$3.08	$3.09
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.04(1)	0.04(1)	0.05	0.06	0.07
Net realized and unrealized gain/(loss)	(0.03)	0.03	(0.01)	0.01	0.01
Total from Investment Operations	0.01	0.07	0.04	0.07	0.08
Less Dividends and Distributions:
Dividends (from net investment income)	(0.04)	(0.04)	(0.05)	(0.06)	(0.07)
Distributions (from capital gains)	–(2)	(0.01)	(0.02)	(0.01)	(0.02)
Total Dividends and Distributions	(0.04)	(0.05)	(0.07)	(0.07)	(0.09)
Net Asset Value, End of Period	$3.04	$3.07	$3.05	$3.08	$3.08
Total Return	0.35%	2.33%	1.24%	2.18%	2.65%
Net Assets, End of Period (in thousands)	$155,365	$171,464	$153,132	$423,210	$374,981
Average Net Assets for the Period (in thousands)	$169,622	$164,880	$192,733	$387,633	$164,464
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.90%	0.85%	1.07%	1.40%	0.88%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.80%	0.77%	0.81%	0.80%	0.80%
Ratio of Net Investment Income/(Loss)	1.21%	1.41%	1.49%	1.95%	2.12%
Portfolio Turnover Rate	84%	78%	100%	93%	100%

Class C Shares

	Janus Short-Term Bond Fund
For a share outstanding during each year ended June 30	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$3.07	$3.05	$3.08	$3.08	$3.08
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.01(1)	0.02(1)	0.02	0.04	0.04
Net realized and unrealized gain/(loss)	(0.04)	0.03	(0.01)	0.01	0.02
Total from Investment Operations	(0.03)	0.05	0.01	0.05	0.06
Less Dividends and Distributions:
Dividends (from net investment income)	(0.01)	(0.02)	(0.02)	(0.04)	(0.04)
Distributions (from capital gains)	–(2)	(0.01)	(0.02)	(0.01)	(0.02)
Total Dividends and Distributions	(0.01)	(0.03)	(0.04)	(0.05)	(0.06)
Net Asset Value, End of Period	$3.03	$3.07	$3.05	$3.08	$3.08
Total Return	(0.75)%	1.52%	0.46%	1.44%	2.24%
Net Assets, End of Period (in thousands)	$54,465	$68,852	$78,276	$75,789	$70,507
Average Net Assets for the Period (in thousands)	$61,751	$74,487	$78,430	$74,993	$69,983
Ratios to Average Net Assets:
Ratio of Gross Expenses	1.67%	1.68%	1.69%	1.66%	1.64%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.57%	1.56%	1.55%	1.53%	1.53%
Ratio of Net Investment Income/(Loss)	0.44%	0.60%	0.74%	1.23%	1.40%
Portfolio Turnover Rate	84%	78%	100%	93%	100%

(1)	Per share amounts are calculated based on average shares outstanding during the year.
(2)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund | 17

Financial Highlights  (continued)

Class D Shares

	Janus Short-Term Bond Fund
For a share outstanding during each year ended June 30	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$3.08	$3.05	$3.09	$3.09	$3.09
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.04(1)	0.05(1)	0.05	0.06	0.07
Net realized and unrealized gain/(loss)	(0.04)	0.04	(0.02)	0.01	0.02
Total from Investment Operations	–	0.09	0.03	0.07	0.09
Less Dividends and Distributions:
Dividends (from net investment income)	(0.04)	(0.05)	(0.05)	(0.06)	(0.07)
Distributions (from capital gains)	–(2)	(0.01)	(0.02)	(0.01)	(0.02)
Total Dividends and Distributions	(0.04)	(0.06)	(0.07)	(0.07)	(0.09)
Net Asset Value, End of Period	$3.04	$3.08	$3.05	$3.09	$3.09
Total Return	0.19%	2.77%	1.01%	2.30%	3.12%
Net Assets, End of Period (in thousands)	$188,072	$201,587	$208,522	$207,395	$210,532
Average Net Assets for the Period (in thousands)	$194,242	$202,309	$210,423	$207,647	$221,970
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.76%	0.75%	0.77%	0.74%	0.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.64%	0.66%	0.69%	0.69%	0.67%
Ratio of Net Investment Income/(Loss)	1.37%	1.51%	1.60%	2.07%	2.25%
Portfolio Turnover Rate	84%	78%	100%	93%	100%

Class I Shares

	Janus Short-Term Bond Fund
For a share outstanding during each year ended June 30	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$3.07	$3.05	$3.08	$3.08	$3.09
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.04(1)	0.05(1)	0.05	0.07	0.07
Net realized and unrealized gain/(loss)	(0.03)	0.03	(0.01)	0.01	0.01
Total from Investment Operations	0.01	0.08	0.04	0.08	0.08
Less Dividends and Distributions:
Dividends (from net investment income)	(0.04)	(0.05)	(0.05)	(0.07)	(0.07)
Distributions (from capital gains)	–(2)	(0.01)	(0.02)	(0.01)	(0.02)
Total Dividends and Distributions	(0.04)	(0.06)	(0.07)	(0.08)	(0.09)
Net Asset Value, End of Period	$3.04	$3.07	$3.05	$3.08	$3.08
Total Return	0.60%	2.54%	1.48%	2.43%	2.91%
Net Assets, End of Period (in thousands)	$446,894	$391,360	$315,482	$275,345	$543,799
Average Net Assets for the Period (in thousands)	$450,223	$356,795	$307,611	$387,327	$350,062
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.65%	0.66%	0.66%	0.64%	0.63%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.55%	0.56%	0.55%	0.55%	0.56%
Ratio of Net Investment Income/(Loss)	1.46%	1.60%	1.73%	2.22%	2.39%
Portfolio Turnover Rate	84%	78%	100%	93%	100%

(1)	Per share amounts are calculated based on average shares outstanding during the year.
(2)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

18 | JUNE 30, 2015

Class N Shares

	Janus Short-Term Bond Fund
For a share outstanding during each year or period ended June 30	2015	2014	2013	2012(1)

Net Asset Value, Beginning of Period	$3.07	$3.05	$3.08	$3.08
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.05(2)	0.05(2)	0.05	–(3)
Net realized and unrealized gain/(loss)	(0.03)	0.03	(0.01)	–(3)
Total from Investment Operations	0.02	0.08	0.04	–
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	(0.05)	(0.05)	–(3)
Distributions (from capital gains)	–(3)	(0.01)	(0.02)	–
Total Dividends and Distributions	(0.05)	(0.06)	(0.07)	–
Net Asset Value, End of Period	$3.04	$3.07	$3.05	$3.08
Total Return*	0.66%	2.59%	1.48%	0.17%
Net Assets, End of Period (in thousands)	$38,345	$35,680	$37,619	$34,342
Average Net Assets for the Period (in thousands)	$38,577	$43,206	$37,659	$26,909
Ratios to Average Net Assets:
Ratio of Gross Expenses**	0.59%	0.59%	0.60%	0.61%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	0.49%	0.51%	0.55%	0.56%
Ratio of Net Investment Income/(Loss)**	1.52%	1.60%	1.74%	1.80%
Portfolio Turnover Rate	84%	78%	100%	93%

Class S Shares

	Janus Short-Term Bond Fund
For a share outstanding during each year ended June 30	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$3.07	$3.05	$3.08	$3.08	$3.08
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.03(2)	0.04(2)	0.04	0.05	0.06
Net realized and unrealized gain/(loss)	(0.04)	0.03	(0.01)	0.01	0.02
Total from Investment Operations	(0.01)	0.07	0.03	0.06	0.08
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	(0.04)	(0.04)	(0.05)	(0.06)
Distributions (from capital gains)	–(3)	(0.01)	(0.02)	(0.01)	(0.02)
Total Dividends and Distributions	(0.03)	(0.05)	(0.06)	(0.06)	(0.08)
Net Asset Value, End of Period	$3.03	$3.07	$3.05	$3.08	$3.08
Total Return	(0.17)%	2.15%	1.03%	1.98%	2.74%
Net Assets, End of Period (in thousands)	$2,609	$3,863	$5,149	$5,127	$5,692
Average Net Assets for the Period (in thousands)	$3,366	$4,353	$5,117	$5,547	$5,172
Ratios to Average Net Assets:
Ratio of Gross Expenses	1.09%	1.08%	1.09%	1.06%	1.08%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.99%	0.96%	0.99%	1.00%	1.03%
Ratio of Net Investment Income/(Loss)	1.02%	1.20%	1.29%	1.77%	1.90%
Portfolio Turnover Rate	84%	78%	100%	93%	100%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from May 31, 2012 (inception date) through June 30, 2012.
(2)	Per share amounts are calculated based on average shares outstanding during the year.
(3)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund | 19

Financial Highlights  (continued)

Class T Shares

	Janus Short-Term Bond Fund
For a share outstanding during each year ended June 30	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$3.08	$3.05	$3.09	$3.09	$3.09
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.04(1)	0.04(1)	0.05	0.06	0.07
Net realized and unrealized gain/(loss)	(0.04)	0.04	(0.02)	0.01	0.02
Total from Investment Operations	–	0.08	0.03	0.07	0.09
Less Dividends and Distributions:
Dividends (from net investment income)	(0.04)	(0.04)	(0.05)	(0.06)	(0.07)
Distributions (from capital gains)	–(2)	(0.01)	(0.02)	(0.01)	(0.02)
Total Dividends and Distributions	(0.04)	(0.05)	(0.07)	(0.07)	(0.09)
Net Asset Value, End of Period	$3.04	$3.08	$3.05	$3.09	$3.09
Total Return	0.08%	2.67%	0.90%	2.18%	2.99%
Net Assets, End of Period (in thousands)	$1,743,219	$2,123,511	$2,209,497	$2,022,283	$1,953,155
Average Net Assets for the Period (in thousands)	$1,940,826	$2,130,299	$2,200,413	$1,915,783	$1,950,013
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.84%	0.84%	0.85%	0.84%	0.84%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.74%	0.76%	0.80%	0.80%	0.80%
Ratio of Net Investment Income/(Loss)	1.27%	1.37%	1.49%	1.95%	2.16%
Portfolio Turnover Rate	84%	78%	100%	93%	100%

(1)	Per share amounts are calculated based on average shares outstanding during the year.
(2)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

20 | JUNE 30, 2015

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Janus Short-Term Bond Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in income-producing securities. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class N Shares also are available to Janus proprietary products.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices

Janus Investment Fund | 21

Notes to Financial Statements (continued)

are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary
FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net

22 | JUNE 30, 2015

assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions
Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2.	Other Investments and Strategies

Additional Investment Risk
The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central

Janus Investment Fund | 23

Notes to Financial Statements (continued)

banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Loans
The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of June 30, 2015.

•	Bank Loans – Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

•	Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as the London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies

24 | JUNE 30, 2015

that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

•	Mezzanine Loans – Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities
Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying assets fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Fund’s yield and your return.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans at a faster pace than expected, may shorten the effective maturities of these securities and may result in the Fund having to reinvest proceeds at a lower interest rate.

In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing the Fund’s sensitivity to interest rate changes and causing its price to decline.

Real Estate Investing
The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Sovereign Debt
The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk,

Janus Investment Fund | 25

Notes to Financial Statements (continued)

including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities
The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

3.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

			Contractual
	Average		Investment
	Daily Net Assets		Advisory
Fund	of the Fund		Fee (%)

Janus Short-Term Bond Fund	First $	300 Million	0.64
	Over $	300 Million	0.54

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the transfer agency agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least November 1, 2015.

Expense
Fund	Limit (%)

Janus Short-Term Bond Fund	0.49

If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the transfer agency agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services

26 | JUNE 30, 2015

provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $580,523 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2015. The Fund’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts

Janus Investment Fund | 27

Notes to Financial Statements (continued)

credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2015 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2015 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $279,000 were paid by the Trust to a Trustee under the Deferred Plan during the year ended June 30, 2015.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2015 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 2.50% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the year ended June 30, 2015, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Short-Term Bond Fund	$6,192

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended June 30, 2015, redeeming shareholders of Class A Shares paid the following CDSCs to Janus Distributors:

Fund (Class A Shares)	CDSC

Janus Short-Term Bond Fund	$14,483

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2015, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

Janus Short-Term Bond Fund	$12,805

As of June 30, 2015, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

	% of Class	% of Fund
Fund	Owned	Owned

Janus Short-Term Bond Fund - Class A Shares	–%	–%
Janus Short-Term Bond Fund - Class C Shares	–	–
Janus Short-Term Bond Fund - Class D Shares	–	–
Janus Short-Term Bond Fund - Class I Shares	–	–
Janus Short-Term Bond Fund - Class N Shares	86	1
Janus Short-Term Bond Fund - Class S Shares	–	–
Janus Short-Term Bond Fund - Class T Shares	–	–

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time

28 | JUNE 30, 2015

to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

4.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed		Loss Deferrals		Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Late-Year	Post-October	to Tax	Appreciation/
Fund	Income	Gains	Capital Losses	Ordinary Loss	Capital Loss	Differences	(Depreciation)

Janus Short-Term Bond Fund	$(29,826)	$–	$(5,534,658)	$–	$–	$(52,516)	$2,533,887

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2015, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended June 30, 2015

			Accumulated
	No Expiration		Capital
Fund	Short-Term	Long-Term	Losses

Janus Short-Term Bond Fund	$(4,481,749)	$(1,052,909)	$(5,534,658)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Janus Short-Term Bond Fund	$2,625,822,063	$9,137,631	$(6,603,744)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2015

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Short-Term Bond Fund	$36,903,099	$3,432,426	$–	$–

Janus Investment Fund | 29

Notes to Financial Statements (continued)

For the year ended June 30, 2014

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Short-Term Bond Fund	$42,691,217	$7,042,150	$–	$–

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

	Increase/(Decrease)	Increase/(Decrease) to Undistributed Net	Increase/(Decrease) to Undistributed Net
Fund	to Capital	Investment Income/Loss	Realized Gain/Loss

Janus Short-Term Bond Fund	$–	$112,727	$(112,727)

5.	Capital Share Transactions

	Janus Short-Term Bond Fund
For each year ended June 30	2015	2014

Transactions in Fund Shares – Class A Shares:
Shares sold	25,561,395	28,723,148
Reinvested dividends and distributions	672,661	798,255
Shares repurchased	(30,902,120)	(23,929,246)
Net Increase/(Decrease) in Fund Shares	(4,668,064)	5,592,157
Shares Outstanding, Beginning of Period	55,816,526	50,224,369
Shares Outstanding, End of Period	51,148,462	55,816,526
Transactions in Fund Shares – Class C Shares:
Shares sold	3,738,329	6,569,097
Reinvested dividends and distributions	89,793	164,193
Shares repurchased	(8,315,194)	(9,993,852)
Net Increase/(Decrease) in Fund Shares	(4,487,072)	(3,260,562)
Shares Outstanding, Beginning of Period	22,433,782	25,694,344
Shares Outstanding, End of Period	17,946,710	22,433,782
Transactions in Fund Shares – Class D Shares:
Shares sold	11,220,935	14,893,837
Reinvested dividends and distributions	927,715	1,126,612
Shares repurchased	(15,853,531)	(18,780,805)
Net Increase/(Decrease) in Fund Shares	(3,704,881)	(2,760,356)
Shares Outstanding, Beginning of Period	65,530,356	68,290,712
Shares Outstanding, End of Period	61,825,475	65,530,356
Transactions in Fund Shares – Class I Shares:
Shares sold	111,829,038	95,191,849
Reinvested dividends and distributions	1,846,058	1,595,674
Shares repurchased	(93,964,522)	(72,857,705)
Net Increase/(Decrease) in Fund Shares	19,710,574	23,929,818
Shares Outstanding, Beginning of Period	127,399,441	103,469,623
Shares Outstanding, End of Period	147,110,015	127,399,441
Transactions in Fund Shares – Class N Shares:
Shares sold	2,839,659	6,150,005
Reinvested dividends and distributions	207,462	274,551
Shares repurchased	(2,040,052)	(7,139,855)
Net Increase/(Decrease) in Fund Shares	1,007,069	(715,299)
Shares Outstanding, Beginning of Period	11,608,694	12,323,993
Shares Outstanding, End of Period	12,615,763	11,608,694

30 | JUNE 30, 2015

	Janus Short-Term Bond Fund
For each year ended June 30	2015	2014

Transactions in Fund Shares – Class S Shares:
Shares sold	181,586	333,566
Reinvested dividends and distributions	12,608	19,924
Shares repurchased	(593,034)	(784,980)
Net Increase/(Decrease) in Fund Shares	(398,840)	(431,490)
Shares Outstanding, Beginning of Period	1,258,680	1,690,170
Shares Outstanding, End of Period	859,840	1,258,680
Transactions in Fund Shares – Class T Shares:
Shares sold	142,785,429	250,374,476
Reinvested dividends and distributions	8,739,771	11,353,809
Shares repurchased	(268,753,768)	(294,769,938)
Net Increase/(Decrease) in Fund Shares	(117,228,568)	(33,041,653)
Shares Outstanding, Beginning of Period	690,297,418	723,339,071
Shares Outstanding, End of Period	573,068,850	690,297,418

6.	Purchases and Sales of Investment Securities

For the year ended June 30, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Short-Term Bond Fund	$1,052,615,042	$1,357,553,138	$1,296,841,369	$1,390,803,494

7.	Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2015 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund | 31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders
of Janus Short-Term Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Short-Term Bond Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) at June 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
August 13, 2015

32 | JUNE 30, 2015

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service

Janus Investment Fund | 33

Additional Information (unaudited) (continued)

providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the

34 | JUNE 30, 2015

second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for

Janus Investment Fund | 35

Additional Information (unaudited) (continued)

the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper

36 | JUNE 30, 2015

quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

Janus Investment Fund | 37

Additional Information (unaudited) (continued)

underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus

38 | JUNE 30, 2015

Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also

Janus Investment Fund | 39

Additional Information (unaudited) (continued)

noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that

40 | JUNE 30, 2015

Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

Janus Investment Fund | 41

Additional Information (unaudited) (continued)

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief

42 | JUNE 30, 2015

that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund | 43

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2015. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will

44 | JUNE 30, 2015

notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or

Janus Investment Fund | 45

Useful Information About Your Fund Report (unaudited) (continued)

investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

46 | JUNE 30, 2015

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2015:

Capital Gain Distributions

Fund

Janus Short-Term Bond Fund	$3,432,426

Janus Investment Fund | 47

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 61 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Chief Executive Officer, Imprint Capital (impact investment firm) (since 2013), and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	61	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

48 | JUNE 30, 2015

TRUSTEES (continued)

					Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Managing Director, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	61	Director of MotiveQuest LLC (strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	61	Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Investment Fund | 49

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

					Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	61	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	61	None

50 | JUNE 30, 2015

TRUSTEES (continued)

Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	61	Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

Trustee Consultant

Raudline Etienne* 151 Detroit Street Denver, CO 80206 DOB: 1965	Consultant	6/14-Present	Senior Vice President, Albright Stonebridge Group LLC (global strategy firm) (since 2011). Formerly, Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	N/A	Director of Brightwood Capital Advisors, LLC (since 2014).

*  Raudline Etienne was appointed consultant to the Trustees effective June 2, 2014. Shareholders of the Janus Funds are expected to be asked to elect Ms. Etienne as a Trustee at a future shareholder meeting.

Janus Investment Fund | 51

Trustees and Officers (unaudited) (continued)

OFFICERS

Principal Occupations During the
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Past Five Years

Gibson Smith 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President and Co-Portfolio Manager Janus Short-Term Bond Fund	7/10-Present	Chief Investment Officer Fixed Income and Executive Vice President of Janus Capital; Director of Perkins Investment Management LLC; and Portfolio Manager for other Janus accounts. Formerly, Executive Vice President of Janus Distributors LLC and Janus Services LLC (2007-2013).

Darrell Watters 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Co-Portfolio Manager Janus Short-Term Bond Fund	5/07-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Stephanie Grauerholz 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, Vice President and Assistant Secretary of Janus Distributors LLC, and Vice President of Janus Services LLC (since 2015).

Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present	President of Janus Capital Group Inc. and Janus Capital Management LLC (since 2013); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013), and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

52 | JUNE 30, 2015

OFFICERS (continued)

Principal Occupations During the
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Past Five Years

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund | 53

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0815-94128	125-02-93030 08-15

annual report
June 30, 2015

Janus Global Unconstrained Bond Fund (formerly named Janus Unconstrained Bond Fund)

Janus Investment Fund

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Global Unconstrained Bond Fund

Janus Global Unconstrained Bond Fund (unaudited)

FUND SNAPSHOT
This dynamic, opportunistic bond fund seeks to achieve long-term positive returns in diverse market environments over full market cycles. The Fund invests broadly across global fixed income markets and is not constrained by benchmark-specific guidelines. The unconstrained nature of the strategy allows us to fully express our high-conviction active views and avoid areas of the market where we see greater downside risk.

PERFORMANCE OVERVIEW

During the one-year period ended June 30, 2015, Janus Global Unconstrained Bond Fund’s Class I Shares returned -1.56% compared with 0.24% for the Fund’s benchmark, the 3-Month USD LIBOR.

MARKET ENVIRONMENT

Global bond markets largely registered negative returns during the one-year period as corporate spreads widened, in part due to a late 2014 collapse in energy prices, which acutely impacted the oil and gas sector. Sovereign bonds with the exception of U.S. Treasurys were held back by a strengthening U.S. dollar, slowing emerging market growth and, toward the end of the period, a flare-up in the Greece crisis, which unwound much of the gains European bonds enjoyed in the lead up to the announcement of the European Central Bank’s (ECB) quantitative easing (QE) program.

The U.S. Treasury yield curve flattened during the period, although much of the gains of longer-dated securities were given up over the final few months. Long-dated Treasury yields fell through the end of 2014 as investors clamored for dollar-denominated assets. Solid U.S. economic growth suggested to investors that the Federal Reserve (Fed) would initiate rate hikes in 2015. At the same time, both Europe and Japan were taking steps to make their monetary policy even more accommodative, making yields on Treasurys relatively attractive. Also contributing to the bond rally was softer-than-expected economic data in the first part of 2015, which diminished investor concern of breakout growth or stronger-than-expected inflation. A spring rebound in economic data, along with signs of incipient growth in Europe, caused Treasurys to sell off and the curve to steepen. Late in the period, communication from the Fed that they would likely initiate the first rate hike in 2015 also kept a certain amount of upward pressure on yields. Still, global interest rate differentials and developments in China and Greece likely capped yields on the longer end of the curve.

Rates fell across the curve in the eurozone in anticipation of the ECB initiating QE; the announcement of a larger-than-expected QE program then pushed rates down even further. Concerns that eurozone sovereigns were overvalued sparked a spring sell-off — which was aggravated by low market liquidity — causing the yield on the 10-year German bund to rise to nearly 1% after having almost fallen to zero only a couple of months prior.

High-yield and investment-grade credit spreads widened during the period amid a flood of new issuance. Shareholder-friendly activity, which may not be friendly to bondholders, also weighed on bond prices.

PERFORMANCE DISCUSSION

For the entire period, the Fund underperformed its benchmark, the 3-Month USD London Interbank Offered Rate (LIBOR).

On October 6, 2014, the Fund transitioned to a new portfolio manager and, thus, instituted an investment strategy different than what had been utilized during the first three months of the reporting period. During the three months prior to the new manager’s arrival, the Fund underperformed its benchmark. Underperformance was driven by its corporate credit exposure, specifically the Fund’s exposure to certain high-yield credits that struggled through summer 2014.

The remainder of this performance discussion will concentrate on the nine-month period that the Fund was overseen by the new manager. The Fund’s investment approach seeks to provide long-term positive returns and to preserve capital through various market environments by managing portfolio duration, credit risk and volatility. The Fund seeks to limit potential downside and avoid areas of the market where we see disproportionate risk.

A key component of the Fund’s new strategy is to maintain a sizable allocation in shorter-duration investment-grade and high-yield corporate credit. These cash bonds provide the Fund with its yield foundation. Corporate credits are selected based on a variety of

Janus Investment Fund | 1

Janus Global Unconstrained Bond Fund (unaudited)

criteria; however, in general, we focus on investment-grade and “crossover” high-yield names with shorter maturities (often under 36 months) in a few common sectors. We define “crossover” credits as issuers that are either just above or just below investment-grade status. We seek to identify the most attractive segments of the market, and allocate capital accordingly across sectors, currency exposures, sovereign debt, credit quality, duration and yield curve positioning.

Corporate bond exposure through the end of 2014 detracted from performance as the Fund’s energy sector holdings were weighed down by falling energy prices and concerns about the levered balance sheets of several energy companies active in the high-yield bond market. U.S. dollar-denominated debt in both Russian and Brazilian corporate bonds also detracted from performance. Other credit sectors, namely telecommunications, media and technology, contributed to results through December 2014. For the final six months of the period, credit exposure contributed to Fund performance.

In the Fund’s pursuit of generating positive returns, it deploys a Structural Alpha strategy. One component of this strategy is to sell volatility across a range of asset classes, including fixed-income, equities and currencies. It is our view that prices of many investment instruments presume a greater level of volatility in underlying assets than what will ultimately be experienced, and returns can be generated by selling such instruments. During the period, the Fund — utilizing out-of-the-money options — employed its volatility strategy in currency, equities and interest rate markets. Given the breadth of the markets in which this strategy is deployed, selling volatility during the period had both positive and negative impacts on Fund performance. For example, in the final three months of 2014, volatility sales in equities and currency markets were generally flat, while exposure to U.S. Treasurys were additive. During the first quarter of 2015, volatility sales drove positive performance and, as explained below, they detracted in the period’s final three months due to exposure to the German bund.

Relative value trades were also a component of Structural Alpha that was employed by the Fund. In the fourth quarter of 2014, the Fund purchased medium-term interest-rate futures and sold longer-term interest-rate futures with the expectation that the yield curve would steepen over the period in anticipation of Fed tightening, while the shorter end remained anchored to policy rates. Those specific trades ultimately detracted from performance. During the ensuing three months — January 2015 to March 2015 — relative value trades continued to weigh on performance as we sold exposure to the bund in favor of U.S. Treasurys, expecting that the bund was overvalued. However, the bund’s rally continued for much of the winter, with yields nearly sliding to 0%.

Selling default protection on issuers that we consider to be misunderstood by other market participants is another strategy of Structural Alpha. Similar to volatility, we view that the market has a tendency to overpay for protection against credit events of certain issuers. In instances where we believe that default risk is overpriced, we sell credit default swaps (CDS) to investors who take an opposing view on the risk of the underlying credit.

Russian debt is an example of where this strategy was deployed. After last autumn’s collapse in global energy prices and additional sanctions imposed upon Russia, the ability of the country’s government to generate sufficient revenue to cover its budget was called into question. Selling such protection on the sovereign debt of Brazil — another country facing economic challenges — was also a part of the Fund’s strategy. As markets reacted to adverse events in these two countries, we sold government default protection during the final three months of the reporting period. Our allocation to Brazilian CDS was a strong contributor to performance during this period, with our Russian allocation also contributing, but by a much smaller amount.

At the onset of the second quarter of 2015, we employed a volatility strategy on German bunds. After having seen yields on the 10-year bund plummet to near 0% as the ECB rolled out its plan to purchase 60 billion euros of assets monthly, the market exhibited trepidation, wondering if the bund rally was overextended or if the ECB would need to complete its scheduled asset purchases in light of slowly improving eurozone data.

Our position on the bund involved selling volatility using options without taking a directional stance. As the bund rally reversed in late April 2015, the exposure of the trade shifted to a point where it was long the bund. Both the speed and the magnitude of the bund reversal surprised markets. As prices continued to fall, we employed other strategies to manage losses until expiry of the original contracts. We then reinstituted exposure to bunds, still short volatility, but more directionally focused — short German debt — as this better aligned with our macro view. In aggregate, the bund strategy we instituted from early April 2015 through the period’s end ultimately detracted from performance.

Russia, Germany and Brazil are not the only countries that the Fund had exposure to during the period. By utilizing a relative-value strategy, we have positioned ourselves to potentially benefit from a compression of Mexican and

2 | JUNE 30, 2015

(unaudited)

U.S. interest rates. Similarly, we have taken positions that stand to benefit should inflation in Mexico pick up and the country’s ability to service its outstanding sovereign debt not come into question.

The Fund makes extensive use of derivatives as a component of its Structural Alpha strategy. These derivatives are utilized with the aim of generating returns in addition to those attributed to our core fixed income allocation. Management has discretion to tactically use each of these derivatives to access trades and as hedging instruments. During the period, the Global Unconstrained Bond Fund used options, futures, futures options, CDS, other swaps and forward exchange contracts. Options and futures, in part, are utilized as part of a strategy to capture yield by selling volatility across a range of asset classes. CDS are used as a strategy to generate yield by selling default protection on an underlying asset. Forward exchange contracts are used, in part, to hedge our currency exposure and as a strategy for capitalizing on potential dislocations in the foreign currency market. For the period, the derivatives impact on performance was negative.

Please see “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Thank you for your investment in Janus Global Unconstrained Bond Fund.

Janus Investment Fund | 3

Janus Global Unconstrained Bond Fund (unaudited)

Janus Global Unconstrained Bond Fund At A Glance

Fund Profile
June 30, 2015

Weighted Average Maturity	1.7 Years
Average Effective Duration*	0.9 Years
30-day Current Yield**
Class A Shares at NAV
Without Reimbursement	0.80%
With Reimbursement	0.80%
Class A Shares at MOP
Without Reimbursement	0.76%
With Reimbursement	0.76%
Class C Shares***
Without Reimbursement	0.03%
With Reimbursement	0.03%
Class D Shares
Without Reimbursement	0.80%
With Reimbursement	0.83%
Class I Shares
Without Reimbursement	1.05%
With Reimbursement	1.05%
Class N Shares
Without Reimbursement	1.08%
With Reimbursement	1.08%
Class R Shares
Without Reimbursement	0.28%
With Reimbursement	0.28%
Class S Shares
Without Reimbursement	0.58%
With Reimbursement	0.58%
Class T Shares
Without Reimbursement	0.83%
With Reimbursement	0.83%
Number of Bonds/Notes	188

*	A theoretical measure of price volatility
**	Yield will fluctuate
***	Does not include the 1.00% contingent deferred sales charge.

Ratings† Summary – (% of Total Investments)
June 30, 2015

AAA	0.4%
AA	10.7%
A	8.2%
BBB	44.4%
BB	15.9%
B	1.0%
CCC	0.6%
D	1.0%
Not Rated	17.0%
Other	0.8%

†	Credit ratings provided by Standard & Poor’s (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P’s measures. Further information on S&P’s rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. “Not Rated” securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. “Other” includes cash equivalents, equity securities, and certain derivative instruments.

4 | JUNE 30, 2015

(unaudited)

Janus Global Unconstrained Bond Fund At A Glance

Significant Areas of Investment – (% of Net Assets)
As of June 30, 2015

Asset Allocation – (% of Net Assets)
As of June 30, 2015

*Includes Other of (0.7)%.

Emerging markets comprised 13.6% of total net assets.

Janus Investment Fund | 5

Janus Global Unconstrained Bond Fund (unaudited)

Performance

			Expense Ratios – per the October 28, 2014
Average Annual Total Return – for the periods ended June 30, 2015			prospectuses and the February 6, 2015 prospectus for Class R Shares
	One	Since	Total Annual Fund
	Year	Inception*	Operating Expenses

Janus Global Unconstrained Bond Fund – Class A Shares

NAV	–1.86%	–1.61%	1.01%

MOP	–6.53%	–5.91%

Janus Global Unconstrained Bond Fund – Class C Shares

NAV	–2.59%	–2.28%	1.77%

CDSC	–3.56%	–2.28%

Janus Global Unconstrained Bond Fund – Class D Shares(1)	–1.68%	–1.44%	0.96%

Janus Global Unconstrained Bond Fund – Class I Shares	–1.56%	–1.34%	0.76%

Janus Global Unconstrained Bond Fund – Class N Shares	–1.58%	–1.35%	0.75%

Janus Global Unconstrained Bond Fund – Class R Shares	–2.22%	–2.00%	1.50%

Janus Global Unconstrained Bond Fund – Class S Shares	–2.13%	–1.86%	1.25%

Janus Global Unconstrained Bond Fund – Class T Shares	–1.80%	–1.56%	1.00%

3-Month USD LIBOR	0.24%	0.24%

Morningstar Quartile – Class I Shares	3rd	4th

Morningstar Ranking – based on total returns for Nontraditional Bond Funds	307/430	325/428

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month–end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

See important disclosures on the next page.

6 | JUNE 30, 2015

(unaudited)

The expense ratios shown reflect estimated annualized expenses that the Fund expects to incur during its initial fiscal year.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details

Fixed income securities are subject to interest rate, inflation, credit and default risk. As interest rates rise, bond prices usually fall, and vice versa. High-yield bonds, or “junk” bonds, involve a greater risk of default and price volatility. Foreign securities, including sovereign debt, are subject to currency fluctuations, political and economic uncertainty, increased volatility and lower liquidity, all of which are magnified in emerging markets.

Derivatives involve risks in addition to the risks of the underlying securities, including gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. Short sales are speculative transactions with potentially unlimited losses, and the use of leverage can magnify the effect of losses. No investment strategy can ensure a profit or eliminate the risk of loss.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class R Shares commenced operations on February 6, 2015. Performance shown for periods prior to February 6, 2015, reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class R Shares, without the effect of any applicable fee and expense limitations or waivers.

If Class R Shares of the Fund had been available during periods prior to February 6, 2015, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class R Shares reflects the fees and expenses of Class R Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Until the earlier of three years from inception or the Fund’s assets meeting the first fee breakpoint, Janus Capital may recover expenses previously waived or reimbursed if the expense ratio falls below certain limits.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2015 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

Effective October 6, 2014, the name of the Fund changed from Janus Unconstrained Bond Fund to Janus Global Unconstrained Bond Fund, and Bill Gross is Portfolio Manager of the Fund.

*	The Fund’s inception date – May 27, 2014
(1)	Closed to certain new investors.

Janus Investment Fund | 7

Janus Global Unconstrained Bond Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/15)	(6/30/15)	(1/1/15 - 6/30/15)*	(1/1/15)	(6/30/15)	(1/1/15 - 6/30/15)†	(1/1/15 - 6/30/15)

Class A Shares	$1,000.00	$997.40	$5.20	$1,000.00	$1,019.59	$5.26	1.05%

Class C Shares	$1,000.00	$993.80	$8.90	$1,000.00	$1,015.87	$9.00	1.80%

Class D Shares	$1,000.00	$998.70	$5.05	$1,000.00	$1,019.74	$5.11	1.02%

Class I Shares	$1,000.00	$999.00	$3.67	$1,000.00	$1,021.12	$3.71	0.74%

Class N Shares	$1,000.00	$998.90	$3.72	$1,000.00	$1,021.08	$3.76	0.75%

Class R Shares	$1,000.00	$996.80	$5.91	$1,000.00	$1,017.41	$7.45	1.49%

Class S Shares	$1,000.00	$996.00	$6.63	$1,000.00	$1,018.15	$6.71	1.34%

Class T Shares	$1,000.00	$998.70	$4.91	$1,000.00	$1,019.89	$4.96	0.99%

*	Actual Expenses Paid During Period for Class R Shares reflect only the inception period for the share class (February 6, 2015 to June 30, 2015) and are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 145/365 (to reflect the period). Therefore, actual expenses shown are lower than would be expected for a six-month period. For all other share classes the Actual Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
†	Hypothetical Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8 | JUNE 30, 2015

Janus Global Unconstrained Bond Fund(1)

Schedule of Investments

As of June 30, 2015

Shares or Principal Amount		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 9.6%
$19,707,945	Alternative Loan Trust 2003-4CB 5.7500%, 4/25/33	$19,912,434
1,240,612	Alternative Loan Trust 2006-14CB 6.0000%, 6/25/36†	1,082,071
849,078	Alternative Loan Trust 2006-45T1 5.5000%, 2/25/37†	683,326
3,967,112	Alternative Loan Trust 2006-45T1 6.0000%, 2/25/37†	3,327,788
2,328,372	Alternative Loan Trust 2006-4CB 5.5000%, 4/25/36	2,263,818
2,653,725	Alternative Loan Trust 2006-5T2 6.0000%, 4/25/36†	2,291,799
1,098,635	Alternative Loan Trust 2007-9T1 5.5000%, 5/25/22†	953,988
10,029,667	Banc of America Alternative Loan Trust 2003-5 5.5000%, 7/25/33†	10,191,706
1,920,941	Banc of America Funding 2006-7 Trust 6.0000%, 9/25/36†,‡	1,887,159
1,803,235	Banc of America Funding 2007-2 Trust 5.9770%, 3/25/37†,‡	1,789,471
58,795	Banc of America Mortgage 2007-1 Trust 5.7500%, 1/25/37	55,398
220,349	Banc of America Mortgage Trust 2004-5 4.7500%, 6/25/19	223,172
3,626,630	Bear Stearns ALT-A Trust 2005-4 2.6977%, 5/25/35†,‡	2,938,833
3,596,540	CHL Mortgage Pass-Through Trust 2006-13 6.2500%, 9/25/36	3,286,651
10,419,345	CSMC Mortgage-Backed Trust 2006-9 6.0000%, 11/25/36†	10,170,344
330,902	Equity One Mortgage Pass-Through Trust 2003-4 5.1599%, 10/25/34†	298,461
1,011,589	GSR Mortgage Loan Trust 2005-9F 6.0000%, 1/25/36†	898,392
1,270,447	GSR Mortgage Loan Trust 2006-7F 6.2500%, 8/25/36†	954,017
1,530,894	IndyMac INDA Mortgage Loan Trust 2006-AR1 4.7232%, 8/25/36†,‡	1,471,082
3,146,070	JP Morgan Mortgage Trust 2005-S3 5.5000%, 1/25/36	2,983,217
5,320,556	JP Morgan Mortgage Trust 2005-S3 5.7500%, 1/25/36†	4,715,434
2,586,577	JP Morgan Mortgage Trust 2007-S1 6.0000%, 3/25/37†	2,183,658
7,759,837	Morgan Stanley Mortgage Loan Trust 2006-11 6.0000%, 8/25/36†	7,175,653
1,859,507	Morgan Stanley Mortgage Loan Trust 2006-17XS 5.5771%, 10/25/46†	1,066,455
896,912	Morgan Stanley Mortgage Loan Trust 2006-2 5.2500%, 2/25/21	865,130
607,351	Ownit Mortgage Loan Trust Series 2006-2 5.6329%, 1/25/37†	572,141
943,106	Residential Asset Securitization Trust 2005-A15 6.0000%, 2/25/36†	734,292
6,440,719	Residential Asset Securitization Trust 2007-A1 6.0000%, 3/25/37†	4,509,998
3,344,037	RFMSI Series 2006-S10 Trust 5.5000%, 10/25/21†	3,310,489
21,252,000	Springleaf Mortgage Loan Trust 2012-2 6.0000%, 10/25/57 (144A)†,‡	21,411,263
3,043,397	WaMu Mortgage Pass-Through Certificates Series 2006-AR6 Trust 4.4356%, 8/25/36†,‡	2,744,715
8,385,195	WaMu Mortgage Pass-Through Certificates Series 2007-HY5 Trust 2.0468%, 5/25/37†,‡	7,248,078
7,406,772	Wells Fargo Mortgage Backed Securities 2007-8 Trust 6.0000%, 7/25/37†	5,476,516
9,386,056	Wells Fargo Mortgage Loan 2010-RR2 Trust 5.5000%, 4/27/35 (144A),†	9,252,661

Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $140,731,600)		138,929,610
Common Stocks – 10.2%
Chemicals – 9.7%
1,014,814	Sigma-Aldrich Corp.†	141,414,331
Real Estate Investment Trusts (REITs) – 0.5%
199,552	American Capital Agency Corp.†	3,665,770
315,609	Annaly Capital Management, Inc.†	2,900,447

		6,566,217

Total Common Stocks (cost $147,843,040)		147,980,548
Corporate Bonds – 73.2%
Banking – 14.5%
$35,340,000	Ally Financial, Inc. 3.1250%, 1/15/16†	35,472,525
7,980,000	Ally Financial, Inc. 3.5000%, 7/18/16†	8,099,700
8,122,000	Ally Financial, Inc. 5.5000%, 2/15/17†	8,467,185
16,274,000	Ally Financial, Inc. 3.2500%, 9/29/17†	16,274,000
35,165,000	Ally Financial, Inc. 3.2500%, 2/13/18†	34,945,219
34,000,000	Ally Financial, Inc. 3.6000%, 5/21/18†	34,042,500
4,965,000	Ally Financial, Inc. 8.0000%, 12/31/18†	5,542,181

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 9

Janus Global Unconstrained Bond Fund(1)

Schedule of Investments

As of June 30, 2015

Shares or Principal Amount		Value
Banking – (continued)
$514,000	Bank of America Corp. 5.2500%, 12/1/15†	$522,943
2,906,000	Bank of America Corp. 6.0500%, 5/16/16†	3,017,579
11,275,000	Bank of America Corp. 5.7500%, 8/15/16†	11,806,628
1,553,000	Bank of America Corp. 5.7000%, 5/2/17†	1,656,875
6,000,000	Capital One Financial Corp. 1.0000%, 11/6/15†	5,990,946
3,000,000	China Merchants Bank Co., Ltd., Hong Kong 2.3750%, 6/12/17†	3,020,439
7,034,000	Citigroup Global Markets Holdings, Inc. 0%, 9/7/16†	6,920,532
3,765,000	Countrywide Financial Corp. 6.2500%, 5/15/16†	3,912,833
2,294,000	HSBC Bank Brasil SA – Banco Multiplo 4.0000%, 5/11/16 (144A),†	2,321,528
19,184,000	Royal Bank of Scotland Group PLC 2.5500%, 9/18/15†	19,237,638
2,660,000	Royal Bank of Scotland PLC 3.9500%, 9/21/15†	2,676,146
1,424,000	Santander Holdings USA, Inc. 4.6250%, 4/19/16†	1,459,502
9,400,000	Toll Road Investors Partnership II LP 0%, 2/15/43†,§	1,642,236
2,700,000	Wells Fargo & Co. 5.1250%, 9/15/16†	2,830,218

		209,859,353
Basic Industry – 1.5%
5,843,000	ArcelorMittal 4.5000%, 8/5/15†	5,844,811
1,267,000	ArcelorMittal 4.5000%, 3/1/16†	1,286,005
8,325,000	Ashland, Inc. 3.8750%, 4/15/18†	8,553,938
6,000,000	Eastman Chemical Co. 3.0000%, 12/15/15†	6,053,736
138,000	United States Steel Corp. 6.0500%, 6/1/17†	143,520

		21,882,010
Brokerage – 0.9%
5,124,000	Jefferies Group LLC 3.8750%, 11/9/15†	5,167,098
3,674,000	Leucadia National Corp. 8.1250%, 9/15/15†	3,717,610
4,695,000	Nomura Holdings, Inc. 4.1250%, 1/19/16†	4,772,726

		13,657,434
Capital Goods – 3.4%
5,283,000	CNH Industrial America LLC 7.2500%, 1/15/16†	5,388,660
20,072,000	CNH Industrial Capital LLC 3.8750%, 11/1/15†	20,122,180
3,300,000	Hanson, Ltd. 6.1250%, 8/15/16†	3,436,950
2,097,000	Harsco Corp. 2.7000%, 10/15/15†	2,097,000
5,658,000	Owens-Brockway Glass Container, Inc. 7.3750%, 5/15/16†	5,919,683
4,553,000	Pentair Finance SA 1.3500%, 12/1/15†	4,559,110
7,944,000	SPX Corp. 6.8750%, 9/1/17†	8,559,660

		50,083,243
Communications – 6.7%
3,000,000	CBS Corp. 7.6250%, 1/15/16†	3,101,043
6,000,000	CenturyLink, Inc. 6.0000%, 4/1/17†	6,255,000
7,567,000	CenturyLink, Inc. 5.1500%, 6/15/17†	7,850,762
12,000,000	DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. 3.1250%, 2/15/16†	12,142,200
9,757,000	DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. 3.5000%, 3/1/16†	9,909,004
42,479,000	DISH DBS Corp. 7.1250%, 2/1/16†	43,594,074
268,000	Embarq Corp. 7.0820%, 6/1/16	278,701
1,175,000	Historic TW, Inc. 8.0500%, 1/15/16	1,218,200
4,906,000	PCCW-HKT Capital No 4, Ltd. 4.2500%, 2/24/16†	4,996,663
1,088,000	Qwest Corp. 6.5000%, 6/1/17†	1,176,303
3,189,000	TEGNA, Inc. 6.3750%, 9/1/15†	3,206,938
3,720,000	Verizon Communications, Inc. 2.5000%, 9/15/16†	3,780,361

		97,509,249
Consumer Cyclical – 10.7%
26,233,000	Amazon.com, Inc. 0.6500%, 11/27/15†	26,233,839
5,081,000	Carnival Corp. 1.2000%, 2/5/16†	5,087,372
3,468,000	Dillard’s, Inc. 6.6250%, 1/15/18†	3,801,795
3,768,000	Dillard’s, Inc. 7.1300%, 8/1/18†	4,248,420
1,267,000	DR Horton, Inc. 4.7500%, 5/15/17†	1,314,513
14,887,000	Ford Motor Credit Co. LLC 5.6250%, 9/15/15†	15,022,159
25,990,000	Ford Motor Credit Co. LLC 2.5000%, 1/15/16†	26,199,999
6,325,000	Ford Motor Credit Co. LLC 4.2070%, 4/15/16†	6,468,805
4,000,000	Ford Motor Credit Co. LLC 3.9840%, 6/15/16†	4,093,492
1,425,000	Ford Motor Credit Co. LLC 8.0000%, 12/15/16†	1,552,408

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 | JUNE 30, 2015

Schedule of Investments

As of June 30, 2015

Shares or Principal Amount		Value
Consumer Cyclical – (continued)
$3,361,000	Ford Motor Credit Co. LLC 1.4610%, 3/27/17†	$3,345,973
15,291,000	General Motors Financial Co., Inc. 2.7500%, 5/15/16†	15,473,697
1,267,000	Lennar Corp. 4.7500%, 12/15/17†	1,317,680
3,498,000	Lennar Corp. 4.5000%, 11/15/19†	3,541,725
27,706,000	MGM Resorts International 6.6250%, 7/15/15†	27,701,844
1,382,000	MGM Resorts International 6.8750%, 4/1/16†	1,426,915
850,000	MGM Resorts International 7.5000%, 6/1/16†	886,125
1,000,000	MGM Resorts International 10.0000%, 11/1/16†	1,090,000
2,000,000	Service Corp. International 6.7500%, 4/1/16†	2,060,000
1,641,000	Western Union Co. 2.3750%, 12/10/15†	1,650,782
2,650,000	Wyndham Worldwide Corp. 2.9500%, 3/1/17†	2,690,004

		155,207,547
Consumer Non-Cyclical – 3.3%
6,912,000	Becton Dickinson and Co. 0.7359%, 6/15/16†,‡	6,915,193
2,074,000	ConAgra Foods, Inc. 1.3000%, 1/25/16†	2,074,290
8,114,000	Constellation Brands, Inc. 7.2500%, 9/1/16†	8,580,555
1,267,000	Constellation Brands, Inc. 7.2500%, 5/15/17†	1,381,062
1,283,000	Fresenius Medical Care US Finance, Inc. 6.8750%, 7/15/17†	1,388,848
692,000	Fresenius US Finance II, Inc. 9.0000%, 7/15/15 (144A),†	693,107
3,000,000	Quest Diagnostics, Inc. 3.2000%, 4/1/16†	3,051,027
4,062,000	Reynolds American, Inc. 1.0500%, 10/30/15†	4,048,067
4,515,000	RJ Reynolds Tobacco Co. 3.5000%, 8/4/16†	4,616,299
4,000,000	Safeway, Inc. 3.4000%, 12/1/16†	4,001,200
4,133,000	Safeway, Inc. 6.3500%, 8/15/17†	4,360,315
6,285,000	Zoetis, Inc. 1.1500%, 2/1/16†	6,286,383

		47,396,346
Electric – 2.5%
673,000	Duquesne Light Holdings, Inc. 5.5000%, 8/15/15†	676,179
5,522,000	Entergy Corp. 3.6250%, 9/15/15†	5,543,536
5,883,000	LG&E and KU Energy LLC 2.1250%, 11/15/15†	5,904,755
6,820,000	PPL WEM, Ltd. / Western Power Distribution, Ltd. 3.9000%, 5/1/16 (144A),†	6,956,448
3,225,000	PSEG Power LLC 5.5000%, 12/1/15†	3,285,914
3,835,000	Talen Energy Supply LLC 5.7000%, 10/15/15†	3,835,000
4,000,000	Talen Energy Supply LLC 6.5000%, 5/1/18†	4,280,000
5,382,000	TECO Finance, Inc. 4.0000%, 3/15/16†	5,496,588

		35,978,420
Energy – 11.0%
1,424,000	Anadarko Petroleum Corp. 5.9500%, 9/15/16†	1,502,198
6,437,000	Chesapeake Energy Corp. 3.2500%, 3/15/16†	6,412,861
1,055,000	DCP Midstream Operating LP 2.5000%, 12/1/17†	1,021,139
4,515,000	Enterprise Products Operating LLC 1.2500%, 8/13/15†	4,517,127
17,378,000	Gazprom OAO Via Gaz Capital SA 4.3000%, 11/12/15 (144A),†	17,477,819
20,732,000	Gazprom OAO Via Gaz Capital SA 5.0920%, 11/29/15 (144A),†	20,939,320
5,378,000	Gazprom OAO Via Gaz Capital SA 4.9500%, 5/23/16 (144A)	5,458,670
6,630,000	Kinder Morgan Energy Partners LP 3.5000%, 3/1/16†	6,725,525
20,462,000	Kinder Morgan Finance Co. LLC 5.7000%, 1/5/16†	20,914,824
4,000,000	Lukoil International Finance BV 6.3560%, 6/7/17 (144A),†	4,176,000
5,069,000	Marathon Oil Corp. 0.9000%, 11/1/15†	5,067,738
11,505,000	Marathon Petroleum Corp. 3.5000%, 3/1/16†	11,699,262
7,346,000	ONEOK Partners LP 3.2500%, 2/1/16†	7,415,324
3,044,000	Pioneer Natural Resources Co. 5.8750%, 7/15/16†	3,181,190
1,500,000	Pioneer Natural Resources Co. 6.6500%, 3/15/17†	1,622,140
13,500,000	Sabine Pass LNG LP 7.5000%, 11/30/16†	14,208,885
2,472,000	Spectra Energy Partners LP 2.9500%, 6/15/16†	2,506,717
1,424,000	Tennessee Gas Pipeline Co. LLC 8.0000%, 2/1/16†	1,477,500
4,000,000	Tennessee Gas Pipeline Co. LLC 7.5000%, 4/1/17†	4,368,196
4,722,000	Transocean, Inc. 4.9500%, 11/15/15†	4,786,927
14,429,000	Transocean, Inc. 5.5500%, 12/15/16†	14,933,582

		160,412,944
Finance Companies – 5.0%
4,186,000	Air Lease Corp. 4.5000%, 1/15/16†	4,246,174
1,283,000	Aircastle, Ltd. 6.7500%, 4/15/17†	1,366,395
7,085,000	Aviation Capital Group Corp. 3.8750%, 9/27/16 (144A),†	7,210,348

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 11

Janus Global Unconstrained Bond Fund(1)

Schedule of Investments

As of June 30, 2015

Shares or Principal Amount			Value
Finance Companies – (continued)
	$8,702,000	CIT Group, Inc. 5.0000%, 5/15/17†	$8,973,502
	7,058,000	CIT Group, Inc. 4.2500%, 8/15/17†	7,163,870
	1,424,000	GATX Corp. 3.5000%, 7/15/16†	1,453,854
	36,898,000	International Lease Finance Corp. 8.6250%, 9/15/15†	37,359,225
	2,594,000	International Lease Finance Corp. 5.7500%, 5/15/16†	2,658,850
	868,000	iStar Financial, Inc. 3.8750%, 7/1/16†	871,212
	1,261,000	Navient Corp. 3.8750%, 9/10/15†	1,262,576

			72,566,006
Financial – 0.3%
	4,000,000	Icahn Enterprises LP / Icahn Enterprises Finance Corp. 3.5000%, 3/15/17†	4,025,000
Government Sponsored – 2.2%
	9,561,000	Eksportfinans ASA 2.0000%, 9/15/15†	9,565,780
	10,880,000	Eksportfinans ASA 2.3750%, 5/25/16†	10,880,000
	6,759,000	Eksportfinans ASA 5.5000%, 5/25/16†	6,953,321
	4,050,000	Eksportfinans ASA 5.5000%, 6/26/17†	4,291,745

			31,690,846
Industrial – 0.5%
	6,976,000	Noble Group, Ltd. 4.8750%, 8/5/15 (144A),†	6,941,120
Insurance – 0.7%
	2,967,000	American International Group, Inc. 5.0500%, 10/1/15†	2,996,973
	6,000,000	Kemper Corp. 6.0000%, 5/15/17†	6,397,692
	234,000	Prudential Financial, Inc. 4.7500%, 9/17/15†	235,810

			9,630,475
Natural Gas – 0.1%
	1,827,000	Sempra Energy 6.5000%, 6/1/16†	1,914,088
Owned No Guarantee – 6.0%
	46,023,000	Petrobras Global Finance BV 3.8750%, 1/27/16†	46,219,518
	18,637,000	Petrobras Global Finance BV 2.0000%, 5/20/16†	18,416,524
	9,350,000	Petrobras Global Finance BV 6.1250%, 10/6/16†	9,607,125
	5,615,000	Petrobras Global Finance BV 3.5000%, 2/6/17†	5,554,527
	2,073,000	Petrobras Global Finance BV 3.2500%, 3/17/17†	2,044,206
	6,000,000	Sberbank of Russia Via SB Capital SA 5.4990%, 7/7/15†	6,000,000

			87,841,900
Real Estate Investment Trusts (REITs) – 0.9%
	3,743,000	HCP, Inc. 3.7500%, 2/1/16†	3,791,730
	3,153,000	Kimco Realty Corp. 5.5840%, 11/23/15†	3,206,693
	6,000,000	Realty Income Corp. 5.5000%, 11/15/15†	6,093,672

			13,092,095
Technology – 2.3%
	772,000	Avnet, Inc. 6.0000%, 9/1/15†	777,848
	2,859,000	Dell, Inc. 2.3000%, 9/10/15†	2,859,000
	1,806,000	Hewlett-Packard Co. 2.1250%, 9/13/15†	1,811,974
	5,615,000	Hewlett-Packard Co. 2.2000%, 12/1/15†	5,645,209
	5,413,000	Hewlett-Packard Co. 2.6500%, 6/1/16†	5,481,057
	8,748,000	Hewlett-Packard Co. 3.0000%, 9/15/16†	8,925,707
	1,425,000	Hewlett-Packard Co. 3.3000%, 12/9/16†	1,462,727
	889,000	Juniper Networks, Inc. 3.1000%, 3/15/16†	901,875
	4,841,000	Pitney Bowes, Inc. 4.7500%, 1/15/16†	4,928,816

			32,794,213
Transportation – 0.7%
	10,139,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 2.5000%, 3/15/16 (144A),†	10,209,882

Total Corporate Bonds (cost $1,063,488,796)			1,062,692,171
Foreign Government Bonds – 0.4%

	6,729,000	Banco Nacional de Desenvolvimento Economico e Social 3.3750%, 9/26/16 (144A) (cost $6,796,290)	6,779,468

Inflation-Indexed Bonds – 3.6%

MXN	713,208,549	Mexican Udibonos 4.5000%, 12/4/25† (cost $52,951,317)	51,812,183

Short-Term Taxable Variable Rate Demand Notes – 0.5%
	5,395,000	Chicago Board of Education 6.0380%, 12/1/29†	4,742,421
	1,450,000	Chicago Board of Education 6.1380%, 12/1/39†	1,242,374
	915,000	Chicago Board of Education 6.5190%, 12/1/40†	801,421

Total Short-Term Taxable Variable Rate Demand Notes (cost $6,597,821)			6,786,216
Investment Companies – 3.2%
Closed-End Funds – 0.6%
	458,944	BlackRock Build America Bond Trust†	9,119,217

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12 | JUNE 30, 2015

Schedule of Investments

As of June 30, 2015

Shares or Principal Amount		Value
Exchange-Traded Funds (ETFs) – 0.2%
6,873	iShares US Preferred Stock	$269,215
90,000	PowerShares Build America Bond Portfolio†	2,590,200

		2,859,415
Money Markets – 2.4%
34,178,000	Janus Cash Liquidity Fund LLC, 0.1291%°°,£	34,178,000

Total Investment Companies (cost $47,111,623)		46,156,632
Total Investments (total cost $1,465,520,487) – 100.7%		1,461,136,828

Liabilities, net of Cash, Receivables and Other Assets – (0.7)%		(10,646,202)

Net Assets – 100%		$1,450,490,626

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States	$1,146,815,189	78.5%
Brazil	88,621,368	6.1
United Kingdom	54,305,262	3.7
Russia	54,051,809	3.7
Mexico	51,812,183	3.5
Norway	31,690,846	2.2
Hong Kong	11,937,783	0.8
Luxembourg	7,130,816	0.5
Germany	5,518,905	0.4
Japan	4,772,726	0.3
China	3,020,439	0.2
Spain	1,459,502	0.1

Total	$1,461,136,828	100.0%

Schedule of Forward Currency Contracts, Open

			Unrealized
	Currency	Currency	Appreciation/
Counterparty/Currency and Settlement Date	Units Sold	Value	(Depreciation)

JPMorgan Chase & Co.: Mexican Peso 7/30/15	812,862,000	$51,611,269	$222,644

Schedule of Futures – Short

Unrealized
Appreciation/
Description	(Depreciation)

S&P 500® E-mini expires September 2015 3,172 contracts principal amount $328,429,387 value $325,827,840	$2,601,547

Schedule of Exchange-Traded Written Options – Calls

Description	Value

S&P 500® E-mini Future expires July 2015 346 contracts exercise price $2,190.00	$(3,460)
S&P 500® E-mini Future expires August 2015 4,496 contracts exercise price $2,180.00	(539,520)
S&P 500® E-mini Future expires August 2015 4,296 contracts exercise price $2,190.00	(365,160)
S&P 500® E-mini Future expires August 2015 2,775 contracts exercise price $2,200.00	(166,500)
U.S. Treasury Long Bond Future expires August 2015 1,477 contracts exercise price $155.00	(2,353,969)
U.S. Treasury Long Bond Future expires August 2015 1,236 contracts exercise price $156.00	(1,641,562)
U.S. Treasury Long Bond Future expires August 2015 1,388 contracts exercise price $158.00	(1,279,562)

Total Exchange-Traded Written Options – Calls (premiums received $12,927,658)	$(6,349,733)

Schedule of Exchange-Traded Written Options – Calls with Variation Margin

Unrealized
Appreciation/
Description	(Depreciation)

Euro-Bund Future expires August 2015 3,166 contracts exercise price EUR 156.00	$216,970
Euro-Bund Future expires August 2015 1,944 contracts exercise price EUR 157.00	313,880

Total Exchange-Traded Written Options – Calls with Variation Margin	$530,850

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 13

Janus Global Unconstrained Bond Fund(1)

Schedule of Investments

As of June 30, 2015

Schedule of Exchange-Traded Written Options – Puts

Description	Value

10-Year U.S. Treasury Note Future expires August 2015 7,983 contracts exercise price $124.00	$(3,243,094)
S&P 500® E-mini Future expires July 2015 1,388 contracts exercise price $1960.00	(607,250)
S&P 500® E-mini Future expires July 2015 4,991 contracts exercise price $1970.00	(2,557,888)
S&P 500® E-mini Future expires July 2015 2,219 contracts exercise price $1,980.00	(1,275,925)
S&P 500® E-mini Future expires July 2015 3,987 contracts exercise price $2,020.00	(3,887,325)
S&P 500® E-mini Future expires August 2015 888 contracts exercise price $1,970.00	(1,121,100)
U.S. Treasury Long Bond Future expires August 2015 885 contracts exercise price $146.00	(1,147,734)
U.S. Treasury Long Bond Future expires August 2015 440 contracts exercise price $147.00	(701,250)
U.S. Treasury Note Future expires August 2015 2,665 contracts exercise price $117.00	(208,203)
U.S. Treasury Note Future expires August 2015 1,772 contracts exercise price $118.00	(387,625)

Total Exchange-Traded Written Options – Puts (premiums received $11,581,752)	$(15,137,394)

Schedule of OTC Written Options – Calls

Counterparty/Reference Asset	Value

JPMorgan Chase & Co.:
EUR Currency expires August 2015 222,114,760 contracts exercise price EUR 1.17	$(704,770)
JPY Currency expires August 2015 68,664,840 contracts exercise price JPY 127.00	(110,001)
MXN Currency expires July 2015 34,701,053 contracts exercise price MXN 15.50	(644,156)

Total OTC Written Options – Calls (premiums received $1,719,344)	$(1,458,927)

Schedule of OTC Written Options – Puts

Counterparty/Reference Asset	Value

JPMorgan Chase & Co.:
EUR Currency expires August 2015 111,588,202 contracts exercise price EUR 1.08	$(956,088)
JPY Currency expires July 2015 207,343,615 contracts exercise price JPY 117.00	(173,547)
JPY Currency expires July 2015 68,736,930 contracts exercise price JPY 120.00	(250,065)
MXN Currency expires July 2015 207,958,606 contracts exercise price MXN 14.80	(12,269)

Total OTC Written Options – Puts (premiums received $1,991,982)	$(1,391,969)

Schedule of OTC Written Interest Rate Swaptions

		Pay/
		Receive							Unrealized	Swaptions
		Floating	Floating	Fixed	Expiration	Notional		Premiums	Appreciation/	Written,
Counterparty	Description	Rate	Rate	Rate	Date	Amount		Received	(Depreciation)	at Value

Written Call Swaptions:
Citigroup Global Markets	Interest Rate Swap maturing 7/13/45	Receive	6-Month EURIBOR	0.70%	7/9/15	16,111,000	EUR	$306,133	$306,133	$–
Morgan Stanley	Interest Rate Swap maturing 7/15/45	Receive	3-Month USD LIBOR	2.40	7/13/15	34,691,000	USD	1,114,448	1,113,550	(898)
Morgan Stanley	Interest Rate Swap maturing 7/9/45	Receive	6-Month GBP LIBOR	1.80	7/9/15	9,375,000	GBP	308,709	308,697	(12)

Total								$1,729,290	$1,728,380	$(910)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14 | JUNE 30, 2015

Schedule of Investments

As of June 30, 2015

Schedule of OTC Written Credit Default Swaptions

								Unrealized	Swaptions
	Reference		Buy/Sell	Fixed	Expiration	Notional	Premiums	Appreciation/	Written,
Counterparty	Asset	Description	Protection	Rate	Date	Amount	Received	(Depreciation)	at Value

Written Call Swaptions:
Bank of America	CDX.NA.IG.24	Credit Default Swap maturing 6/20/20	Buy	1.00%	9/16/15	$310,862,000	$248,691	$95,631	$(153,060)
Bank of America	CDX.NA.IG.24	Credit Default Swap maturing 6/20/20	Buy	1.00	9/16/15	221,432,000	171,610	62,584	(109,026)
Bank of America	CDX.NA.IG.24	Credit Default Swap maturing 6/20/20	Buy	1.00	9/16/15	221,575,000	204,957	95,860	(109,097)
Goldman Sachs International	CDX.NA.IG.24	Credit Default Swap maturing 6/20/20	Buy	1.00	9/16/15	222,012,000	126,547	17,235	(109,312)
Goldman Sachs International	CDX.NA.IG.24	Credit Default Swap maturing 6/20/20	Buy	1.00	9/16/15	222,115,000	127,716	18,353	(109,363)
Morgan Stanley	CDX.NA.IG.24	Credit Default Swap maturing 6/20/20	Buy	1.00	9/16/15	222,048,000	118,796	9,466	(109,330)
Morgan Stanley	CDX.NA.IG.24	Credit Default Swap maturing 6/20/20	Buy	1.00	9/16/15	221,432,000	148,359	39,333	(109,026)

							$1,146,676	$338,462	$(808,214)

Written Put Swaptions:
Bank of America	CDX.NA.IG.24	Credit Default Swap maturing 6/20/20	Sell	1.00%	9/16/15	$221,575,000	$110,788	$(114,897)	$(225,685)
Bank of America	CDX.NA.IG.24	Credit Default Swap maturing 6/20/20	Sell	1.00	9/16/15	221,432,000	215,896	(131,750)	(347,646)
Bank of America	CDX.NA.IG.24	Credit Default Swap maturing 6/20/20	Sell	1.00	9/16/15	310,862,000	285,993	(30,635)	(316,628)
Goldman Sachs International	CDX.NA.IG.24	Credit Default Swap maturing 6/20/20	Sell	1.00	9/16/15	223,189,000	156,232	9,291	(146,941)
Goldman Sachs International	CDX.NA.IG.24	Credit Default Swap maturing 6/20/20	Sell	1.00	9/16/15	223,189,000	140,609	(6,332)	(146,941)
Morgan Stanley	CDX.NA.IG.24	Credit Default Swap maturing 6/20/20	Sell	1.00	9/16/15	221,432,000	150,574	(74,966)	(225,540)
Morgan Stanley	CDX.NA.IG.24	Credit Default Swap maturing 6/20/20	Sell	1.00	9/16/15	222,048,000	217,607	(8,560)	(226,167)
Morgan Stanley	CDX.NA.IG.24	Credit Default Swap maturing 6/20/20	Sell	1.00	9/16/15	222,048,000	139,889	(86,278)	(226,167)

							$1,417,588	$(444,127)	$(1,861,715)

Total							$2,564,264	$(105,665)	$(2,669,929)

Centrally Cleared Interest Rate Swaps outstanding at June 30, 2015

								Variation
						Premiums	Unrealized	Margin
Pay/Receive	Floating	Fixed	Maturity	Notional		Paid/	Appreciation/	Asset/
Floating Rate	Rate	Rate	Date	Amount		(Received)	(Depreciation)	(Liability)

Pay	Mexico Interbank TIIE 28 Days	7.4000%	5/14/25	530,523,000	MXN	$755	$(294,878)	$58,287
Pay	Mexico Interbank TIIE 28 Days	7.4020	5/20/25	534,523,000	MXN	751	(297,957)	58,857
Pay	Mexico Interbank TIIE 28 Days	7.5500	5/21/25	532,767,000	MXN	746	(120,169)	60,332
Pay	Mexico Interbank TIIE 28 Days	7.8750	5/29/25	530,779,000	MXN	750	263,128	63,765
Pay	Mexico Interbank TIIE 28 Days	7.7750	5/30/25	687,348,000	MXN	749	185,830	81,173
Pay	Mexico Interbank TIIE 28 Days	7.8250	5/30/25	690,026,000	MXN	749	264,046	82,197
Receive	6-Month EURIBOR	0.7190	4/21/25	34,693,000	EUR	753	1,986,405	(66,572)
Receive	6-Month EURIBOR	2.0125	6/11/25	37,081,000	EUR	752	(361,040)	(42,285)
Receive	6-Month EURIBOR	2.0150	6/12/25	30,213,000	EUR	756	(297,430)	(63,909)
Receive	6-Month EURIBOR	1.8875	6/15/25	39,723,000	EUR	754	(119,937)	(83,194)
Receive	6-Month EURIBOR	1.9220	6/15/25	39,723,000	EUR	756	(192,310)	(83,428)
Receive	6-Month EURIBOR	1.8900	6/16/25	39,728,000	EUR	751	(124,386)	(83,182)

Total						$9,022	$891,302	$(17,959)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 15

Janus Global Unconstrained Bond Fund(1)

Schedule of Investments

As of June 30, 2015

OTC Interest Rate Swaps outstanding at June 30, 2015

								Outstanding
							Unrealized	Swap Contracts,
	Pay/Receive	Floating	Fixed	Maturity	Notional		Appreciation/	at Value
Counterparty	Floating Rate	Rate	Rate	Date	Amount		(Depreciation)	Asset/(Liability)

Citigroup Global Markets	Pay	Mexico Interbank TIIE 28 Day	7.3700%	5/15/25	532,368,000	MXN	$(331,704)	$(331,704)
Citigroup Global Markets	Pay	Mexico Interbank TIIE 28 Day	7.3600	5/19/25	532,237,000	MXN	(345,652)	(345,652)
Goldman Sachs International	Pay	Mexico Interbank TIIE 28 Day	7.9000	5/28/25	534,926,000	MXN	296,685	296,685
Goldman Sachs International	Pay	Mexico Interbank TIIE 28 Day	7.7750	6/2/25	689,208,000	MXN	184,783	184,783
Goldman Sachs International	Pay	Mexico Interbank TIIE 28 Day	7.4050	5/14/25	530,523,000	MXN	(288,150)	(288,150)
Goldman Sachs International	Pay	Mexico Interbank TIIE 28 Day	7.3500	5/20/25	532,237,000	MXN	(358,201)	(358,201)

Total							$(842,239)	$(842,239)

OTC Credit Default Swaps outstanding at June 30, 2015

								Outstanding
						Premiums	Unrealized	Swap Contracts,
	Reference	Buy/Sell	Fixed	Maturity	Notional	Paid/	Appreciation/	at Value
Counterparty	Asset	Protection(2)	Rate	Date	Amount(3)	(Received)	(Depreciation)	Asset/(Liability)

Bank of America	Federative Republic of Brazil(4)	Sell	1.0000%	3/20/16	$24,613,000	$8,857	$25,744	$34,601
Barclays Capital, Inc.	Bank of America Corp.(5)	Sell	1.0000	12/20/15	18,867,000	153,480	(77,106)	76,374
Barclays Capital, Inc.	Berkshire Hathaway, Inc.(5)	Sell	1.0000	12/20/19	9,278,000	223,150	(62,083)	161,067
Barclays Capital, Inc.	Berkshire Hathaway, Inc.(5)	Sell	1.0000	12/20/19	4,473,000	103,511	(25,859)	77,652
Barclays Capital, Inc.	Berkshire Hathaway, Inc.(5)	Sell	1.0000	3/20/20	23,610,000	554,663	(166,525)	388,138
Barclays Capital, Inc.	Federative Republic of Brazil(4)	Sell	1.0000	12/20/19	9,534,000	(388,561)	(160,755)	(549,316)
Barclays Capital, Inc.	Federative Republic of Brazil(4)	Sell	1.0000	12/20/19	9,358,000	(317,878)	(221,298)	(539,176)
Barclays Capital, Inc.	General Electric Capital Corp.(5)	Sell	1.0000	12/20/15	18,867,000	157,658	(73,383)	84,275
Barclays Capital, Inc.	General Electric Capital Corp.(5)	Sell	1.0000	12/20/19	4,473,000	99,023	1,307	100,330
Barclays Capital, Inc.	Goldman Sachs Group, Inc.(5)	Sell	1.0000	12/20/15	18,867,000	149,305	(81,429)	67,876
Barclays Capital, Inc.	Israel Electric Corp., Ltd.(4)	Sell	1.0000	9/20/15	22,680,000	37,026	(33,094)	3,932
Barclays Capital, Inc.	JPMorgan Chase & Co.(5)	Sell	1.0000	12/20/15	18,867,000	155,569	(80,458)	75,111
Barclays Capital, Inc.	MetLife, Inc.(5)	Sell	1.0000	12/20/19	4,473,000	71,140	5,255	76,395
Barclays Capital, Inc.	Morgan Stanley(5)	Sell	1.0000	12/20/15	18,867,000	149,305	(77,232)	72,073
Barclays Capital, Inc.	Prudential Financial, Inc.(5)	Sell	1.0000	12/20/19	4,473,000	94,542	(23,848)	70,694
Barclays Capital, Inc.	Republic of Colombia(4)	Sell	1.0000	3/20/16	28,064,000	110,367	(38,340)	72,027
Barclays Capital, Inc.	Republic of Colombia(4)	Sell	1.0000	3/20/17	28,064,000	106,334	(86,766)	19,568
Barclays Capital, Inc.	Republic of Indonesia(4)	Sell	1.0000	6/20/17	34,776,000	219,995	(31,920)	188,075
Barclays Capital, Inc.	Russian Federation(4)	Sell	1.0000	12/20/15	8,946,000	(98,208)	38,151	(60,057)
Barclays Capital, Inc.	Russian Federation(4)	Sell	1.0000	12/20/15	34,723,000	(168,214)	(64,891)	(233,105)
BNP Paribas	Federative Republic of Brazil(4)	Sell	1.0000	12/20/15	69,924,000	127,595	(56,942)	70,653
BNP Paribas	Federative Republic of Brazil(4)	Sell	1.0000	3/20/16	35,599,000	4,009	46,036	50,045
BNP Paribas	Federative Republic of Brazil(4)	Sell	1.0000	3/20/16	17,817,000	(38,661)	63,708	25,047
BNP Paribas	Federative Republic of Brazil(4)	Sell	1.0000	6/20/16	69,866,000	126,464	(92,498)	33,966
BNP Paribas	Federative Republic of Brazil(4)	Sell	1.0000	12/20/19	20,000,000	(580,692)	(571,640)	(1,152,332)
BNP Paribas	Goldman Sachs Group, Inc.(5)	Sell	1.0000	12/20/19	17,958,000	171,781	(34,369)	137,412
BNP Paribas	Goldman Sachs Group, Inc.(5)	Sell	1.0000	12/20/19	9,278,000	87,710	(16,716)	70,994
BNP Paribas	People’s Republic of China(6)	Sell	1.0000	6/20/18	34,693,000	576,435	(75,447)	500,988
BNP Paribas	People’s Republic of China(6)	Sell	1.0000	12/20/19	6,710,000	12,672	50,843	63,515
BNP Paribas	People’s Republic of China(6)	Sell	1.0000	12/20/19	10,000,000	76,086	18,571	94,657
BNP Paribas	People’s Republic of China(6)	Sell	1.0000	12/20/19	8,946,000	93,688	(9,007)	84,681
BNP Paribas	People’s Republic of China(6)	Sell	1.0000	12/20/19	8,427,000	59,803	19,965	79,768
BNP Paribas	People’s Republic of China(6)	Sell	1.0000	12/20/19	4,126,000	12,117	26,939	39,056
BNP Paribas	Republic of Indonesia(4)	Sell	1.0000	12/20/19	8,427,000	(212,454)	42,648	(169,806)
BNP Paribas	Republic of Indonesia(4)	Sell	1.0000	12/20/19	8,946,000	(169,866)	(10,398)	(180,264)
BNP Paribas	Russian Federation(4)	Sell	1.0000	12/20/15	8,645,000	(113,036)	55,000	(58,036)
BNP Paribas	United Mexican States(4)	Sell	1.0000	6/20/16	34,962,000	198,051	(27,015)	171,036
BNP Paribas	United Mexican States(4)	Sell	1.0000	6/20/17	34,933,000	240,262	(57,205)	183,057
BNP Paribas	United Mexican States(4)	Sell	1.0000	12/20/19	9,600,000	80,599	(149,774)	(69,175)
BNP Paribas	United Mexican States(4)	Sell	1.0000	12/20/19	10,000,000	66,555	(138,612)	(72,057)
BNP Paribas	United Mexican States(4)	Sell	1.0000	12/20/19	8,946,000	98,730	(163,192)	(64,462)
BNP Paribas	United Mexican States(4)	Sell	1.0000	12/20/19	9,386,000	77,709	(145,342)	(67,633)
BNP Paribas	United Mexican States(4)	Sell	1.0000	3/20/20	17,484,000	(270,880)	99,182	(171,698)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16 | JUNE 30, 2015

Schedule of Investments

As of June 30, 2015

								Outstanding
						Premiums	Unrealized	Swap Contracts,
	Reference	Buy/Sell	Fixed	Maturity	Notional	Paid/	Appreciation/	at Value
Counterparty	Asset	Protection(2)	Rate	Date	Amount(3)	(Received)	(Depreciation)	Asset/(Liability)

Citigroup Global Markets	Bank of America Corp.(5)	Sell	1.0000%	3/20/16	$17,509,000	$151,604	$(45,912)	$105,692
Citigroup Global Markets	Berkshire Hathaway, Inc.(5)	Sell	1.0000	12/20/19	9,386,000	220,746	(57,804)	162,942
Citigroup Global Markets	Berkshire Hathaway, Inc.(5)	Sell	1.0000	12/20/19	8,427,000	175,255	(28,962)	146,293
Citigroup Global Markets	Berkshire Hathaway, Inc.(5)	Sell	1.0000	3/20/20	10,790,000	253,487	(76,104)	177,383
Citigroup Global Markets	Federative Republic of Brazil(4)	Sell	1.0000	12/20/19	9,386,000	(306,467)	(234,323)	(540,790)
Citigroup Global Markets	General Electric Capital Corp.(5)	Sell	1.0000	12/20/19	8,662,000	184,427	9,864	194,291
Citigroup Global Markets	General Electric Capital Corp.(5)	Sell	1.0000	12/20/19	8,426,000	177,357	11,640	188,997
Citigroup Global Markets	JPMorgan Chase & Co.(5)	Sell	1.0000	12/20/15	5,000,000	48,889	(28,984)	19,905
Citigroup Global Markets	JPMorgan Chase & Co.(5)	Sell	1.0000	3/20/16	17,509,000	146,711	(42,809)	103,902
Citigroup Global Markets	MCDX.NA.23(7)	Sell	1.0000	12/20/19	9,278,000	103,465	(77,887)	25,578
Citigroup Global Markets	MCDX.NA.24(7)	Sell	1.0000	6/20/20	17,362,000	40,242	(41,027)	(785)
Citigroup Global Markets	People’s Republic of China(6)	Sell	1.0000	12/20/19	8,731,000	74,666	7,979	82,645
Citigroup Global Markets	Prudential Financial, Inc.(5)	Sell	1.0000	12/20/19	5,000,000	96,685	(17,662)	79,023
Citigroup Global Markets	Republic of Colombia(4)	Sell	1.0000	12/20/19	19,068,000	(20,672)	(408,292)	(428,964)
Citigroup Global Markets	Republic of Colombia(4)	Sell	1.0000	12/20/19	17,246,000	(244,028)	(143,947)	(387,975)
Citigroup Global Markets	Republic of Indonesia(4)	Sell	1.0000	12/20/19	6,723,000	(209,899)	74,429	(135,470)
Citigroup Global Markets	Russian Federation(4)	Sell	1.0000	12/20/15	6,577,000	(88,163)	44,010	(44,153)
Citigroup Global Markets	United Mexican States(4)	Sell	1.0000	3/20/16	18,266,000	119,330	(42,908)	76,422
Citigroup Global Markets	United Mexican States(4)	Sell	1.0000	3/20/16	35,189,000	213,269	(66,045)	147,224
Citigroup Global Markets	United Mexican States(4)	Sell	1.0000	3/20/16	17,597,000	106,650	(33,027)	73,623
Credit Suisse International	Berkshire Hathaway, Inc.(5)	Sell	1.0000	6/20/20	17,347,000	381,245	(112,013)	269,232
Credit Suisse International	Federative Republic of Brazil(4)	Sell	1.0000	3/20/16	12,210,000	4,394	12,771	17,165
Credit Suisse International	United Mexican States(4)	Sell	1.0000	3/20/16	18,557,000	129,679	(52,040)	77,639
Credit Suisse International	United Mexican States(4)	Sell	1.0000	3/20/16	18,553,000	116,697	(39,074)	77,623
Goldman Sachs International	Berkshire Hathaway, Inc.(5)	Sell	1.0000	12/20/19	13,348,000	294,129	(62,407)	231,722
Goldman Sachs International	Berkshire Hathaway, Inc.(5)	Sell	1.0000	3/20/20	17,414,000	354,838	(68,560)	286,278
Goldman Sachs International	Berkshire Hathaway, Inc.(5)	Sell	1.0000	3/20/20	17,509,000	367,030	(79,190)	287,840
Goldman Sachs International	Berkshire Hathaway, Inc.(5)	Sell	1.0000	3/20/20	17,509,000	375,724	(87,884)	287,840
Goldman Sachs International	Kingdom of Spain(8)	Sell	1.0000	3/20/17	34,827,000	373,699	(159,089)	214,610
Goldman Sachs International	MCDX.NA.23(7)	Sell	1.0000	12/20/19	10,000,000	81,754	(54,186)	27,568
Goldman Sachs International	MetLife, Inc.(5)	Sell	1.0000	12/20/19	13,348,000	222,783	5,189	227,972
Goldman Sachs International	MetLife, Inc.(5)	Sell	1.0000	12/20/19	20,000,000	285,562	56,021	341,583
Goldman Sachs International	MetLife, Inc.(5)	Sell	1.0000	3/20/20	17,414,000	218,200	55,556	273,756
Goldman Sachs International	People’s Republic of China(6)	Sell	1.0000	12/20/19	13,419,000	18,998	108,023	127,021
Goldman Sachs International	People’s Republic of China(6)	Sell	1.0000	12/20/19	6,577,000	59,640	2,616	62,256
Goldman Sachs International	Petroleo Brasileiro SA Petrobras(4)	Sell	1.0000	3/20/16	7,032,000	(324,941)	268,585	(56,356)
Goldman Sachs International	Republic of Colombia(4)	Sell	1.0000	12/20/19	14,284,000	3,434	(324,774)	(321,340)
Goldman Sachs International	Republic of Italy(9)	Sell	1.0000	3/20/17	34,827,000	359,201	(223,659)	135,542
Goldman Sachs International	United Mexican States(4)	Sell	1.0000	6/20/16	34,450,000	202,637	(34,106)	168,531
Goldman Sachs International	United Mexican States(4)	Sell	1.0000	6/20/17	34,500,000	237,284	(56,496)	180,788
Goldman Sachs International	United Mexican States(4)	Sell	1.0000	12/20/19	6,577,000	45,378	(92,770)	(47,392)
Goldman Sachs International	United Mexican States(4)	Sell	1.0000	3/20/20	17,357,000	(268,912)	98,461	(170,451)
JPMorgan Chase & Co.	Berkshire Hathaway, Inc.(5)	Sell	1.0000	12/20/19	17,904,000	451,668	(140,853)	310,815
JPMorgan Chase & Co.	Federative Republic of Brazil(4)	Sell	1.0000	3/20/16	35,633,000	(98,756)	148,849	50,093
JPMorgan Chase & Co.	Federative Republic of Brazil(4)	Sell	1.0000	3/20/16	17,817,000	(53,665)	78,712	25,047
JPMorgan Chase & Co.	Federative Republic of Brazil(4)	Sell	1.0000	3/20/16	37,106,000	(49,122)	101,286	52,164
JPMorgan Chase & Co.	MetLife, Inc.(5)	Sell	1.0000	12/20/19	5,000,000	91,649	(6,253)	85,396
JPMorgan Chase & Co.	People’s Republic of China(6)	Sell	1.0000	12/20/19	13,419,000	31,690	95,331	127,021
JPMorgan Chase & Co.	United Mexican States(4)	Sell	1.0000	3/20/16	35,633,000	211,623	(62,541)	149,082
JPMorgan Chase & Co.	United Mexican States(4)	Sell	1.0000	6/20/16	34,943,000	205,537	(34,594)	170,943
JPMorgan Chase & Co.	United Mexican States(4)	Sell	1.0000	12/20/19	8,731,000	73,028	(135,941)	(62,913)
Morgan Stanley	Berkshire Hathaway, Inc.(5)	Sell	1.0000	3/20/20	17,509,000	358,344	(70,504)	287,840

Total						$8,149,744	$(4,423,100)	$3,726,644

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 17

Janus Global Unconstrained Bond Fund(1)

Schedule of Investments

As of June 30, 2015

(1)	Formerly named Janus Unconstrained Bond Fund.
(2)	If a credit event occurs, the seller of protection will pay a net settlement amount equal to the notional amount of the swap less the recovery value of the reference asset from related offsetting purchase protection.
(3)	If a credit event occurs, the notional amount represents the maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection.
(4)	Foreign Government Bond – S&P Rating BBB+ to BBB-
(5)	Corporate Bond – S&P Rating AA+ to A-
(6)	Foreign Government Bond – S&P Rating AA-
(7)	For those index credit default swaps entered into by the Fund to sell protection, “Outstanding Swap Contracts, at Value” serves as an indicator of the current status of payment and performance risk and represents the likelihood of an expected gain or loss should the notional amount of the swap be closed or sold at period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference asset’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.
(8)	Foreign Corporate Bond – S&P Rating BBB
(9)	Foreign Government Bond – S&P Not Rated

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

18 | JUNE 30, 2015

Notes to Schedule of Investments and Other Information

London Interbank Offered Rate (LIBOR)	A daily reference rate based on the interest rates at which banks offer to lend unsecured funds to other banks in the London wholesale money market (or interbank market).

S&P 500® Index	Measures broad U.S. equity performance.

LLC	Limited Liability Company

LP	Limited Partnership

OTC	Over-the-Counter

PLC	Public Limited Company

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2015 is indicated in the table below:

		Value as a %
Fund	Value	of Net Assets

Janus Global Unconstrained Bond Fund	$119,827,634	8.3%

†	A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of June 30, 2015, is noted below.

Fund	Aggregate Value

Janus Global Unconstrained Bond Fund	$1,318,347,278

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of year end.

°°	Rate shown is the 7-day yield as of June 30, 2015.

§	Schedule of Restricted and Illiquid Securities (as of June 30, 2015)

	Acquisition			Value as a
	Date	Cost	Value	% of Net Assets

Janus Global Unconstrained Bond Fund
Toll Road Investors Partnership II LP 0%, 2/15/43	1/29/2015	$1,678,624	$1,642,236	0.1%

The Fund has registration rights for certain restricted securities held as of June 30, 2015. The issuer incurs all registration costs.

£	The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended June 30, 2015. Unless otherwise indicated, all information in the table is for the year ended June 30, 2015.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/14	Purchases	Sales	at 6/30/15	Gain/(Loss)	Income	at 6/30/15

Janus Global Unconstrained Bond Fund
Janus Cash Liquidity Fund LLC	7,375,101	1,666,657,842	(1,639,854,943)	34,178,000	$–	$54,833	$34,178,000

Janus Investment Fund | 19

Notes to Schedule of Investments and Other Information (continued)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2015. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2015)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Global Unconstrained Bond Fund
Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$–	$138,929,610	$–

Common Stocks	147,980,548	–	–

Corporate Bonds	–	1,062,692,171	–

Foreign Government Bonds	–	6,779,468	–

Inflation-Indexed Bonds	–	51,812,183	–

Short-Term Taxable Variable Rate Demand Notes	–	6,786,216	–

Investment Companies	11,978,632	34,178,000	–

Total Investments in Securities	$159,959,180	$1,301,177,648	$–

Other Financial Instruments(a):
Forward Currency Contracts	$–	$222,644	$–
Outstanding Swap Contracts, at Value	–	9,791,818	–
Variation Margin Receivable	–	404,611	–

Total Assets	$159,959,180	$1,311,596,721	$–

Liabilities
Other Financial Instruments(a):
Options Written, at Value	$–	$24,338,023	$–
Outstanding Swap Contracts, at Value	–	6,907,413	–
Swaptions Written, at Value	–	2,670,839	–
Variation Margin Payable	542,684	514,823	–

Total Liabilities	$542,684	$34,431,098	$–

(a)	Other financial instruments include forward currency, futures, written options, swap contracts and swaptions. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options, swap contracts and swaptions are reported at their market value at measurement date.

20 | JUNE 30, 2015

Statement of Assets and Liabilities

As of June 30, 2015	Janus Global Unconstrained Bond Fund(1)

Assets:
Investments, at cost	$1,465,520,487
Unaffiliated investments, at value	$1,426,958,828
Affiliated investments, at value	34,178,000
Cash	69,935,248
Cash denominated in foreign currency(2)	5,671,819
Restricted cash (Note 1)	76,696,000
Forward currency contracts	222,644
Outstanding swap contracts, at value(3)	9,791,818
Variation margin receivable	404,611
Non-interested Trustees’ deferred compensation	28,948
Receivables:
Investments sold	937,054
Fund shares sold	2,433,604
Dividends	134,593
Dividends from affiliates	729
Interest	13,875,998
Other assets	22,301
Total Assets	1,641,292,195
Liabilities:
Options written, at value(4)	24,338,023
Swaptions written, at value(5)	2,670,839
Outstanding swap contracts, at value(6)	6,907,413
Variation margin payable	1,057,507
Payables:
Investments purchased	152,884,616
Fund shares repurchased	1,728,033
Dividends	122,328
Advisory fees	771,107
Fund administration fees	11,370
Transfer agent fees and expenses	118,962
12b-1 Distribution and shareholder servicing fees	58,630
Non-interested Trustees’ fees and expenses	8,998
Non-interested Trustees’ deferred compensation fees	28,948
Accrued expenses and other payables	94,795
Total Liabilities	190,801,569
Net Assets	$1,450,490,626

See footnotes at the end of the Statement.
See Notes to Financial Statements.

Janus Investment Fund | 21

Statement of Assets and Liabilities  (continued)

As of June 30, 2015	Janus Global Unconstrained Bond Fund(1)

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,472,046,019
Undistributed net investment income/(loss)	93,379
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(21,751,544)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	102,772
Total Net Assets	$1,450,490,626
Net Assets - Class A Shares	$82,297,722
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,479,520
Net Asset Value Per Share(7)	$9.71
Maximum Offering Price Per Share(8)	$10.19
Net Assets - Class C Shares	$51,992,658
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,363,524
Net Asset Value Per Share(7)	$9.69
Net Assets - Class D Shares	$13,269,448
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,367,091
Net Asset Value Per Share	$9.71
Net Assets - Class I Shares	$1,104,105,469
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	113,781,115
Net Asset Value Per Share	$9.70
Net Assets - Class N Shares	$3,098,926
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	319,338
Net Asset Value Per Share	$9.70
Net Assets - Class R Shares	$49,728
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,128
Net Asset Value Per Share	$9.70
Net Assets - Class S Shares	$486,689
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	50,173
Net Asset Value Per Share	$9.70
Net Assets - Class T Shares	$195,189,986
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	20,131,207
Net Asset Value Per Share	$9.70

(1)	Formerly named Janus Unconstrained Bond Fund.
(2)	Includes cost of $5,355,297.
(3)	Net premiums paid $11,446,940.
(4)	Premiums received $28,220,736.
(5)	Premiums received $4,293,554.
(6)	Net premiums received $3,297,196.
(7)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(8)	Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

22 | JUNE 30, 2015

Statement of Operations

For the year ended June 30, 2015	Janus Global Unconstrained Bond Fund(1)

Investment Income:
Interest	$16,103,309
Dividends	1,729,631
Dividends from affiliates	54,833
Other income	893,671
Total Investment Income	18,781,444
Expenses:
Advisory fees	5,969,132
12b-1 Distribution and shareholder servicing fees:
Class A Shares	111,427
Class C Shares	259,502
Class R Shares	97
Class S Shares	728
Transfer agent administrative fees and expenses:
Class D Shares	9,294
Class R Shares	49
Class S Shares	728
Class T Shares	297,334
Transfer agent networking and omnibus fees:
Class A Shares	7,930
Class C Shares	12,509
Class I Shares	159,112
Other transfer agent fees and expenses:
Class A Shares	4,551
Class C Shares	3,314
Class D Shares	2,951
Class I Shares	23,542
Class N Shares	35
Class S Shares	22
Class T Shares	1,022
Shareholder reports expense	87,081
Registration fees	275,530
Custodian fees	12,687
Professional fees	57,054
Non-interested Trustees’ fees and expenses	27,456
Short sales interest expense	200,944
Fund administration fees	88,245
Recoupment expense	4,712
Other expenses	190,452
Total Expenses	7,807,440
Less: Excess Expense Reimbursement	(9,497)
Net Expenses	7,797,943
Net Investment Income/(Loss)	10,983,501
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	9,355,700
Futures contracts	(17,899,930)
Short sales	2,037,400
Swap contracts	(31,155,548)
Written options contracts	14,569,089
Written swaptions contracts	983,360
Total Net Realized Gain/(Loss) on Investments	(22,109,929)

See Notes to Financial Statements.

Janus Investment Fund | 23

Statement of Operations  (continued)

For the year ended June 30, 2015	Janus Global Unconstrained Bond Fund(1)

Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	$(4,170,018)
Futures contracts	2,601,547
Swap contracts	(4,374,037)
Written options contracts	4,413,563
Written swaptions contracts	1,622,715
Total Change in Unrealized Net Appreciation/Depreciation	93,770
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(11,032,658)

(1)	Formerly named Janus Unconstrained Bond Fund.

See Notes to Financial Statements.

24 | JUNE 30, 2015

Statements of Changes in Net Assets

	Janus Global
	Unconstrained Bond Fund(1)
For each year or period ended June 30	2015(2)	2014(3)

Operations:
Net investment income/(loss)	$10,983,501	$(3,266)
Net realized gain/(loss) on investments	(22,109,929)	(1,549)
Change in unrealized net appreciation/depreciation	93,770	9,002
Net Increase/(Decrease) in Net Assets Resulting from Operations	(11,032,658)	4,187
Dividends and Distributions to Shareholders:
Net Investment Income
Class A Shares	(435,038)	–
Class C Shares	(162,351)	–
Class D Shares	(78,404)	–
Class I Shares	(8,541,280)	–
Class N Shares	(19,228)	–
Class R Shares	(204)	–
Class S Shares	(2,505)	–
Class T Shares	(1,196,947)	–
Return of Capital
Class A Shares	(317,992)	–
Class C Shares	(118,671)	–
Class D Shares	(57,309)	–
Class I Shares	(6,243,283)	–
Class N Shares	(14,055)	–
Class R Shares	(150)	–
Class S Shares	(1,831)	–
Class T Shares	(874,914)	–
Net Decrease from Dividends and Distributions to Shareholders	(18,064,162)	–
Capital Share Transactions:
Shares Sold
Class A Shares	90,214,475	3,933,333
Class C Shares	59,764,232	271,601
Class D Shares	15,740,255	253,838
Class I Shares	1,338,726,290	3,933,333
Class N Shares	3,707,941	50,001
Class R Shares	50,000	–
Class S Shares	502,408	50,001
Class T Shares	254,734,561	3,948,333
Reinvested Dividends and Distributions
Class A Shares	671,182	–
Class C Shares	213,591	–
Class D Shares	128,218	–
Class I Shares	14,174,069	–
Class N Shares	33,052	–
Class R Shares	354	–
Class S Shares	3,985	–
Class T Shares	2,032,254	–
Shares Repurchased
Class A Shares	(11,153,799)	–
Class C Shares	(7,399,909)	–
Class D Shares	(2,607,963)	–
Class I Shares	(229,953,134)	–
Class N Shares	(626,402)	–
Class S Shares	(60,777)	–
Class T Shares	(61,752,064)	–

See footnotes at the end of the Statements.
See Notes to Financial Statements.

Janus Investment Fund | 25

Statements of Changes in Net Assets  (continued)

	Janus Global
	Unconstrained Bond Fund(1)
For each year or period ended June 30	2015(2)	2014(3)

Net Increase/(Decrease) from Capital Share Transactions	1,467,142,819	12,440,440
Net Increase/(Decrease) in Net Assets	1,438,045,999	12,444,627
Net Assets:
Beginning of period	12,444,627	–
End of period	$1,450,490,626	$12,444,627

Undistributed Net Investment Income/(Loss)	$93,379	$(80)

(1)	Formerly named Janus Unconstrained Bond Fund.
(2)	Period from February 6, 2015 (inception date) through June 30, 2015 for Class R Shares.
(3)	Period from May 27, 2014 (inception date) through June 30, 2014.

See Notes to Financial Statements.

26 | JUNE 30, 2015

Financial Highlights

Class A Shares

	Janus Global Unconstrained Bond Fund(1)
For a share outstanding during each year or period ended June 30	2015	2014(2)

Net Asset Value, Beginning of Period	$10.01	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.09	–(4)
Net realized and unrealized gain/(loss)	(0.27)	0.01
Total from Investment Operations	(0.18)	0.01
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	–
Distributions (from capital gains)	–	–
Return of capital	(0.05)	–
Total Dividends and Distributions	(0.12)	–
Net Asset Value, End of Period	$9.71	$10.01
Total Return*	(1.86)%	0.10%
Net Assets, End of Period (in thousands)	$82,298	$3,934
Average Net Assets for the Period (in thousands)	$44,607	$3,934
Ratios to Average Net Assets:
Ratio of Gross Expenses**	1.07%	5.73%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	1.07%	1.08%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	0.93%	(0.36)%
Portfolio Turnover Rate	107%	15%

Class C Shares

	Janus Global Unconstrained Bond Fund(1)
For a share outstanding during each year or period ended June 30	2015	2014(2)

Net Asset Value, Beginning of Period	$10.01	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.02	(0.01)
Net realized and unrealized gain/(loss)	(0.28)	0.02
Total from Investment Operations	(0.26)	0.01
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	–
Distributions (from capital gains)	–	–
Return of capital	(0.03)	–
Total Dividends and Distributions	(0.06)	–
Net Asset Value, End of Period	$9.69	$10.01
Total Return*	(2.59)%	0.10%
Net Assets, End of Period (in thousands)	$51,993	$272
Average Net Assets for the Period (in thousands)	$26,045	$126
Ratios to Average Net Assets:
Ratio of Gross Expenses**	1.80%	6.43%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	1.80%	1.83%
Ratio of Net Investment Income/(Loss)**	0.23%	(0.97)%
Portfolio Turnover Rate	107%	15%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Formerly named Janus Unconstrained Bond Fund.
(2)	Period from May 27, 2014 (inception date) through June 30, 2014.
(3)	Per share amounts are calculated based on average shares outstanding during the year or period.
(4)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund | 27

Financial Highlights  (continued)

Class D Shares

	Janus Global Unconstrained Bond Fund(1)
For a share outstanding during each year or period ended June 30	2015	2014(2)

Net Asset Value, Beginning of Period	$10.01	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.10	–(4)
Net realized and unrealized gain/(loss)	(0.27)	0.01
Total from Investment Operations	(0.17)	0.01
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	–
Distributions (from capital gains)	–	–
Return of capital	(0.05)	–
Total Dividends and Distributions	(0.13)	–
Net Asset Value, End of Period	$9.71	$10.01
Total Return*	(1.68)%	0.10%
Net Assets, End of Period (in thousands)	$13,269	$254
Average Net Assets for the Period (in thousands)	$7,698	$118
Ratios to Average Net Assets:
Ratio of Gross Expenses**	1.14%	5.97%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	1.01%	1.08%
Ratio of Net Investment Income/(Loss)**	0.98%	(0.25)%
Portfolio Turnover Rate	107%	15%

Class I Shares

	Janus Global Unconstrained Bond Fund(1)
For a share outstanding during each year or period ended June 30	2015	2014(2)

Net Asset Value, Beginning of Period	$10.01	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.12	–(4)
Net realized and unrealized gain/(loss)	(0.28)	0.01
Total from Investment Operations	(0.16)	0.01
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	–
Distributions (from capital gains)	–	–
Return of capital	(0.06)	–
Total Dividends and Distributions	(0.15)	–
Net Asset Value, End of Period	$9.70	$10.01
Total Return*	(1.56)%	0.10%
Net Assets, End of Period (in thousands)	$1,104,105	$3,935
Average Net Assets for the Period (in thousands)	$731,773	$3,934
Ratios to Average Net Assets:
Ratio of Gross Expenses**	0.76%	5.47%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	0.76%	0.83%
Ratio of Net Investment Income/(Loss)**	1.26%	(0.11)%
Portfolio Turnover Rate	107%	15%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Formerly named Janus Unconstrained Bond Fund.
(2)	Period from May 27, 2014 (inception date) through June 30, 2014.
(3)	Per share amounts are calculated based on average shares outstanding during the year or period.
(4)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

28 | JUNE 30, 2015

Class N Shares

	Janus Global Unconstrained Bond Fund(1)
For a share outstanding during each year or period ended June 30	2015	2014(2)

Net Asset Value, Beginning of Period	$10.01	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.12	–(4)
Net realized and unrealized gain/(loss)	(0.28)	0.01
Total from Investment Operations	(0.16)	0.01
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	–
Distributions (from capital gains)	–	–
Return of capital	(0.06)	–
Total Dividends and Distributions	(0.15)	–
Net Asset Value, End of Period	$9.70	$10.01
Total Return*	(1.58)%	0.10%
Net Assets, End of Period (in thousands)	$3,099	$50
Average Net Assets for the Period (in thousands)	$1,667	$50
Ratios to Average Net Assets:
Ratio of Gross Expenses**	0.77%	5.47%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	0.77%	0.83%
Ratio of Net Investment Income/(Loss)**	1.22%	(0.11)%
Portfolio Turnover Rate	107%	15%

Class R Shares

Janus Global
Unconstrained Bond Fund(1)
For a share outstanding during the period ended June 30	2015(5)

Net Asset Value, Beginning of Period	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.03
Net realized and unrealized gain/(loss)	(0.26)
Total from Investment Operations	(0.23)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.04)
Distributions (from capital gains)	–
Return of capital	(0.03)
Total Dividends and Distributions	(0.07)
Net Asset Value, End of Period	$9.70
Total Return*	(2.31)%
Net Assets, End of Period (in thousands)	$50
Average Net Assets for the Period (in thousands)	$50
Ratios to Average Net Assets:
Ratio of Gross Expenses**	1.49%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	1.49%
Ratio of Net Investment Income/(Loss)**	0.71%
Portfolio Turnover Rate	107%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Formerly named Janus Unconstrained Bond Fund.
(2)	Period from May 27, 2014 (inception date) through June 30, 2014.
(3)	Per share amounts are calculated based on average shares outstanding during the year or period.
(4)	Less than $0.005 on a per share basis.
(5)	Period from February 6, 2015 (inception date) through June 30, 2015.

See Notes to Financial Statements.

Janus Investment Fund | 29

Financial Highlights  (continued)

Class S Shares

	Janus Global Unconstrained Bond Fund(1)
For a share outstanding during each year or period ended June 30	2015	2014(2)

Net Asset Value, Beginning of Period	$10.01	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.07	(0.01)
Net realized and unrealized gain/(loss)	(0.28)	0.02
Total from Investment Operations	(0.21)	0.01
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	–
Distributions (from capital gains)	–	–
Return of capital	(0.04)	–
Total Dividends and Distributions	(0.10)	–
Net Asset Value, End of Period	$9.70	$10.01
Total Return*	(2.13)%	0.10%
Net Assets, End of Period (in thousands)	$487	$50
Average Net Assets for the Period (in thousands)	$288	$50
Ratios to Average Net Assets:
Ratio of Gross Expenses**	1.36%	5.97%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	1.36%	1.33%
Ratio of Net Investment Income/(Loss)**	0.71%	(0.61)%
Portfolio Turnover Rate	107%	15%

Class T Shares

	Janus Global Unconstrained Bond Fund(1)
For a share outstanding during each year or period ended June 30	2015	2014(2)

Net Asset Value, Beginning of Period	$10.01	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.10	–(4)
Net realized and unrealized gain/(loss)	(0.28)	0.01
Total from Investment Operations	(0.18)	0.01
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	–
Distributions (from capital gains)	–	–
Return of capital	(0.05)	–
Total Dividends and Distributions	(0.13)	–
Net Asset Value, End of Period	$9.70	$10.01
Total Return*	(1.80)%	0.10%
Net Assets, End of Period (in thousands)	$195,190	$3,949
Average Net Assets for the Period (in thousands)	$118,182	$3,938
Ratios to Average Net Assets:
Ratio of Gross Expenses**	1.01%	5.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	1.01%	1.08%
Ratio of Net Investment Income/(Loss)**	0.99%	(0.36)%
Portfolio Turnover Rate	107%	15%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Formerly named Janus Unconstrained Bond Fund.
(2)	Period from May 27, 2014 (inception date) through June 30, 2014.
(3)	Per share amounts are calculated based on average shares outstanding during the year or period.
(4)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

30 | JUNE 30, 2015

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Janus Global Unconstrained Bond Fund (formerly named Janus Unconstrained Bond Fund) (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in income-producing securities. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class N Shares also are available to Janus proprietary products.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities

Janus Investment Fund | 31

Notes to Financial Statements (continued)

maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary
FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used

32 | JUNE 30, 2015

for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions
Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Restricted Cash
As of June 30, 2015, the Fund had restricted cash in the amount of $76,696,000. The restricted cash represents collateral pledged in relation to derivatives and/or securities with extended settlement dates. The carrying value of the restricted cash approximates fair value.

2.	Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund

Janus Investment Fund | 33

Notes to Financial Statements (continued)

may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended June 30, 2015 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

•	Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

•	Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

34 | JUNE 30, 2015

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported on the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/(depreciation) (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to take a negative outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

The following table provides average ending monthly currency value amounts on sold forward currency contracts during the year ended June 30, 2015.

Fund	Sold

Janus Global Unconstrained Bond Fund	$12,277,362

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/(depreciation) is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the year, the Fund sold interest rate futures to decrease exposure to interest rate risk.

During the year, the Fund purchased futures on equity indices to increase exposure to equity risk.

During the year, the Fund sold futures on equity indices to decrease exposure to equity risk.

During the year, the Fund purchased futures on currency indices to increase exposure to currency risk.

Janus Investment Fund | 35

Notes to Financial Statements (continued)

During the year, the Fund sold futures on currency indices to decrease exposure to currency risk.

The following table provides average ending monthly market value amounts on purchased and sold futures contracts during the year ended June 30, 2015.

Fund	Purchased	Sold

Janus Global Unconstrained Bond Fund	$291,745,297	$240,030,468

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) “exercises” the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubenstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written, at value” (if applicable). The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the year, the Fund wrote call options on bond futures in order to reduce interest rate risk where reducing this exposure via other markets such as the cash bond market was less attractive.

During the year, the Fund wrote put options on bond futures in order to increase interest rate risk where increasing this exposure via other markets such as the cash bond market was less attractive.

During the year, the Fund wrote call options on various equity index futures for the purpose of decreasing exposure to broad equity risk and/or generating carry.

During the year, the Fund wrote put options on various equity index futures for the purpose of increasing exposure to broad equity risk and/or generating carry.

During the year, the Fund wrote call options on foreign exchanges rates vs. the U.S. dollar in order to reduce currency risk where reducing this exposure via the foreign exchange forward markets was less attractive.

36 | JUNE 30, 2015

During the year, the Fund wrote put options on foreign exchanges rates vs. the U.S. dollar in order to increase currency risk where increasing this exposure via the foreign exchange forward markets was less attractive.

The following table provides average ending monthly market value amounts on written call and put options during the year ended June 30, 2015.

	Written Call	Written Put
Fund	Options	Options

Janus Global Unconstrained Bond Fund	$5,442,670	$5,919,905

Written option activity for the year ended June 30, 2015 is indicated in the tables below:

	Number of	Premiums
Call Options	Contracts	Received

Janus Global Unconstrained Bond Fund
Options outstanding at June 30, 2014	–	$–
Options written	1,341,277,258	36,585,228
Options closed	(69,668,040)	(6,188,080)
Options expired	(911,326,209)	(15,309,624)
Options exercised	(34,781,232)	(451,773)

Options outstanding at June 30, 2015	325,501,777	$14,635,751

	Number of	Premiums
Put Options	Contracts	Received

Janus Global Unconstrained Bond Fund
Options outstanding at June 30, 2014	–	$–
Options written	4,067,476,822	62,766,959
Options closed	(702,770,175)	(11,768,561)
Options expired	(2,436,610,522)	(33,352,615)
Options exercised	(332,441,554)	(4,072,049)

Options outstanding at June 30, 2015	595,654,571	$13,573,734

Options on Swaps Contracts (Swaptions)
The Fund may purchase or write covered and uncovered put and call options on swap contracts, commonly referred to as “swaptions”. Swaption contracts grant the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time.

Swaptions can be used for a variety of purposes, including to manage the Fund’s overall exposure to changes in interest or foreign currency exchange rates and credit quality; as an efficient means of adjusting the Fund’s exposure to certain markets; in an effort to enhance income or total return or protect the value of portfolio securities; to serve as a cash management tool; and to adjust portfolio duration or credit risk. Because the use of swaptions generally does not involve the delivery of securities or other underlying assets or principal, the risk of loss with respect to swaptions generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swaption, in which case the Fund may not receive the net amount of payments that it contractually is entitled to receive. Entering into a swaption contract involves, to varying degrees, the elements of credit, market, and interest rate risk, associated with both option contracts and swap contracts.

Interest rate written receiver swaptions, if exercised by the purchaser, allow the Fund to short interest rates by entering into a pay fixed/receive float interest rate swap. Selling the interest rate receiver option reduces the exposure to interest rates and the short position becomes more valuable to the Fund as interest rates rise and/or implied interest rate volatility decreases. Interest rate written payer swaptions, if exercised by the purchaser, allow the Fund to take a long position on interest rates by entering into a receive fixed/pay float interest rate swap. Selling the interest rate payer option increases the exposure to interest rates and the short position becomes more valuable to the Fund as interest rates fall and/or implied interest rate volatility decreases. Credit default written receiver swaptions, if exercised by the purchaser, allow the Fund to buy credit protection through credit default swaps. Selling the credit default receiver option reduces the exposure to the credit risk of the individual issuers and/or indices of issuers and the short position becomes more valuable to the Fund as the likelihood of a credit event on the reference asset(s) increases. Credit default written payer swaptions, if exercised by the purchaser, allow the Fund to sell credit protection through credit default swaps. Selling the credit default payer option increases the exposure to the credit risk of the individual issuers and/or indices of issuers and the short position becomes more valuable to the Fund as the likelihood of a credit event on the reference asset(s) decreases. Swaptions purchased are reported in the Schedule of Investments (if applicable). Swaptions written are reported as a liability on the Statement of Assets and Liabilities as “Swaptions written, at value” (if applicable).

During the year, the Fund sold interest rate receiver swaptions (call) in order to gain interest rate volatility exposure and to reduce interest rate exposure.

During the year, the Fund sold interest rate payer swaptions (put) in order to gain interest rate volatility exposure and to also gain interest rate exposure.

During the year, the Fund sold credit default receiver swaptions (call) in order to gain credit market volatility exposure and to reduce credit exposure.

During the year, the Fund sold credit default payer swaptions (put) in order to gain credit market volatility exposure and to gain credit exposure.

Janus Investment Fund | 37

Notes to Financial Statements (continued)

The following table provides average ending monthly market value amounts on written call and put swaptions during the year ended June 30, 2015.

	Written Call
Fund	Swaptions	Written Put Swaptions

Janus Global Unconstrained Bond Fund	$1,020,378	$573,285

Written swaption activity for the year ended June 30, 2015 is indicated in the tables below:

	Notional	Premiums
Call Swaptions	Amount	Received

Janus Global Unconstrained Bond Fund
Swaptions outstanding at June 30, 2014	–	$–
Swaptions written	2,115,381,000	11,957,612
Swaptions closed	(34,693,000)	(364,276)
Swaptions expired	(379,035,000)	(8,717,370)
Swaptions exercised	–	–

Swaptions outstanding at June 30, 2015	1,701,653,000	$2,875,966

	Notional	Premiums
Put Swaptions	Amount	Received

Janus Global Unconstrained Bond Fund
Swaptions outstanding at June 30, 2014	–	$–
Swaptions written	1,980,821,000	3,817,085
Swaptions closed	(104,018,000)	(2,006,407)
Swaptions expired	(11,028,000)	(393,090)
Swaptions exercised	–	–

Swaptions outstanding at June 30, 2015	1,865,775,000	$1,417,588

Swaps
Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the over-the-counter market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the CFTC. A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values that are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the period is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the

38 | JUNE 30, 2015

posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements and index credit default swaps (“CDX”), for investment purposes and to add leverage to its portfolio. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

The Fund may invest in single-name credit default swaps (“CDS”) to buy or sell credit protection to hedge its credit exposure, gain issuer exposure without owning the underlying security, or increase the Fund’s total return. Single-name CDS enable the Fund to buy or sell protection against a credit event of a specific issuer. When the Fund buys a single-name CDS, the Fund will receive a return on its investment only in the event of a credit event, such as default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). If a single-name CDS transaction is particularly large, or if the relevant market is illiquid, it may not be possible for the Fund to initiate a single-name CDS transaction or to liquidate its position at an advantageous time or price, which may result in significant losses. Moreover, the Fund bears the risk of loss of the amount expected to be received under a single-name CDS in the event of the default or bankruptcy of the counterparty. The risks associated with cleared single-name CDS may be lower than that for uncleared single-name CDS because for cleared single-name CDS, the counterparty is a clearinghouse (to the extent such a trading market is available). However, there can be no assurance that a clearinghouse or its members will satisfy their obligations to the Fund.

The Fund may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. By investing in CDXs, the Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations

Janus Investment Fund | 39

Notes to Financial Statements (continued)

and of the CDX markets. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.

During the year, the Fund sold protection via the credit default swap market in order to gain credit risk exposure to individual corporates, countries and/or credit indices where gaining this exposure via the cash bond market was less attractive.

The following table provides average ending monthly market value amounts on credit default swaps which are long the reference asset during the year ended June 30, 2015.

Fund	Long

Janus Global Unconstrained Bond Fund	$1,916,207

The Fund’s use of interest rate swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps may result in potential losses if interest rates do not move as expected or if the counterparties are unable to satisfy their obligations. Interest rate swaps are generally entered into on a net basis. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.

During the year, the Fund entered into interest rate swaps paying a fixed interest rate and receiving a floating interest rate in order to decrease interest rate risk (duration) exposure. As interest rates rise, the Fund benefits by receiving a higher expected future floating rate, while paying a fixed rate that has not increased.

During the year, the Fund entered into interest rate swaps paying a floating interest rate and receiving a fixed interest rate in order to increase interest rate risk (duration) exposure. As interest rates fall, the Fund benefits by paying a lower future floating rate, while receiving a fixed rate that has not decreased.

The following table provides average ending monthly market value amounts on interest rate swaps which are long the reference asset during the year ended June 30, 2015.

Fund	Long

Janus Global Unconstrained Bond Fund	$(1,785,339)

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

During the year, the Fund entered into total return swaps on equity securities or indices to decrease exposure to equity risk. These total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. The Fund will receive payments of a floating reference interest rate and an amount equal to the negative price movement of the same securities or index multiplied by the notional amount of the contract.

The following table provides average ending monthly market value amounts on total return swaps which are short the reference asset during the year ended June 30, 2015.

Fund	Short

Janus Global Unconstrained Bond Fund	$1,373

40 | JUNE 30, 2015

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2015.

Fair Value of Derivative Instruments as of June 30, 2015

Derivatives not accounted	Asset Derivatives		Liability Derivatives
for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Global Unconstrained Bond Fund
Credit Contracts	Outstanding swap contracts, at value	$9,310,350	Outstanding swap contracts, at value	$5,583,706
Credit Contracts			Swaptions written, at value	2,669,929
Currency Contracts	Forward currency contracts	222,644	Options written, at value	2,850,896
Equity Contracts			Options written, at value	10,524,128
Equity Contracts			Variation margin payable	542,684
Interest Rate Contracts			Options written, at value	10,962,999
Interest Rate Contracts	Outstanding swap contracts, at value	481,468	Outstanding swap contracts, at value	1,323,707
Interest Rate Contracts			Swaptions written, at value	910
Interest Rate Contracts	Variation margin receivable	404,611	Variation margin payable	514,823

Total		$10,419,073		$34,973,782

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended June 30, 2015.

The effect of Derivative Instruments on the Statements of Operations for the year ended June 30, 2015

Amount of Realized Gain/(Loss) on
Derivatives Recognized in Income
	Investments
	and foreign			Written	Written
Derivatives not accounted for	currency	Futures	Swap	options	swaptions
as hedging instruments	transactions	contracts	contracts	contracts	contracts	Total

Janus Global Unconstrained Bond Fund
Credit Contracts	$–	$–	$6,528,192	$–	$–	$6,528,192
Currency Contracts	2,045,270	942,069	–	1,333,916	–	4,321,255
Equity Contracts	–	(2,198,756)	19,261	12,677,519	–	10,498,024
Interest Rate Contracts	–	(16,643,243)	(37,703,001)	557,654	983,360	(52,805,230)

Total	$2,045,270	$(17,899,930)	$(31,155,548)	$14,569,089	$983,360	$(31,457,759)

Change in Unrealized Appreciation/Depreciation on
Derivatives Recognized in Income
	Investments, foreign
	currency translations and			Written	Written
Derivatives not accounted for	non-interested Trustees’	Futures	Swap	options	swaptions
as hedging instruments	deferred compensation	contracts	contracts	contracts	contracts	Total

Janus Global Unconstrained Bond Fund
Credit Contracts	$–	$–	$(4,423,100)	$–	$(105,665)	$(4,528,765)
Currency Contracts	222,644	–	–	860,430	–	1,083,074
Equity Contracts	–	2,601,547	–	366,504	–	2,968,051
Interest Rate Contracts	–	–	49,063	3,186,629	1,728,380	4,964,072

Total	$222,644	$2,601,547	$(4,374,037)	$4,413,563	$1,622,715	$4,486,432

Please see the Fund’s Statement of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

3.	Other Investments and Strategies

Additional Investment Risk
The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and

Janus Investment Fund | 41

Notes to Financial Statements (continued)

liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
The Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political

42 | JUNE 30, 2015

crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Exchange-Traded Funds
The Fund may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may be managed or unmanaged, that generally seek to track the performance of a specific index. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. ETFs have certain inherent risks generally associated with investments in a portfolio of securities in which the ETF is invested, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Portfolio may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Portfolio’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Because the Portfolio may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, interest rate risk, and commodity-linked investments risk.

Inflation-Linked Securities
The Fund may invest in inflation-indexed bonds, including municipal inflation-indexed bonds and corporate inflation-indexed bonds, or in derivatives that are linked to these securities. Inflation-linked bonds are fixed-income securities that have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. In addition, inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, when prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to the Fund.

In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal. Inflation-linked bonds may also be issued by, or related to, sovereign governments of other developed countries, emerging market countries, or companies or other entities not affiliated with governments.

Loans
The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of June 30, 2015.

•	Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as the London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital

Janus Investment Fund | 43

Notes to Financial Statements (continued)

structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

Mortgage- and Asset-Backed Securities
Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying assets fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Fund’s yield and your return.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans at a faster pace than expected, may shorten the effective maturities of these securities and may result in the Fund having to reinvest proceeds at a lower interest rate.

In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing the Fund’s sensitivity to interest rate changes and causing its price to decline.

Offsetting Assets and Liabilities
The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund

44 | JUNE 30, 2015

may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of June 30, 2015” table located in Note 2 of these Notes to Financial Statements and/or the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
Counterparty	of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Bank of America	$34,601	$(34,601)	$–	$–
Barclays Capital, Inc.	1,533,587	(1,381,654)	–	151,933
BNP Paribas	1,604,875	(1,604,875)	–	–
Citigroup Global Markets	1,583,920	(1,583,920)	–	–
Credit Suisse International	441,659	–	(294,000)	147,659
Goldman Sachs International	3,334,775	(1,754,447)	–	1,580,328
JPMorgan Chase & Co.	1,193,205	(1,193,205)	–	–
Morgan Stanley	287,840	(287,840)	–	–

Total	$10,014,462	$(7,840,542)	$(294,000)	$1,879,920

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
Counterparty	of Recognized Liabilities	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Bank of America	$1,261,142	$(34,601)	$–	$1,226,541
Barclays Capital, Inc.	1,381,654	(1,381,654)	–	–
BNP Paribas	2,005,463	(1,604,875)	(400,588)	–
Citigroup Global Markets	2,215,493	(1,583,920)	(631,573)	–
Goldman Sachs International	1,754,447	(1,754,447)	–	–
JPMorgan Chase & Co.	2,913,809	(1,193,205)	(1,720,604)	–
Morgan Stanley	897,140	(287,840)	(609,300)	–

Total	$12,429,148	$(7,840,542)	$(3,362,065)	$1,226,541

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund will segregate cash or high-grade securities in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Real Estate Investing
The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are

Janus Investment Fund | 45

Notes to Financial Statements (continued)

generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Short Sales
The Fund may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Fund owns or selling short a security that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Fund does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Fund borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

The Fund may also engage in other short sales. The Fund may engage in short sales when the portfolio manager anticipates that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Fund must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the Fund’s net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). The Fund may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Fund are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments. The Fund is also required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Fund pays stock loan fees, disclosed on the Statement of Operations, on assets borrowed from the security broker.

The Fund may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Fund to similar risks. To the extent that the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited.

Sovereign Debt
The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

46 | JUNE 30, 2015

When-Issued and Delayed Delivery Securities
The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

	Average Daily		Contractual
	Net Assets		Investment
Fund	of the Fund		Advisory Fee (%)

Janus Global Unconstrained	First $	1 Billion	0.65
Bond Fund	Next $	2 Billion	0.62
	Over $	3 Billion	0.60

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the transfer agency agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least November 1, 2015.

Expense
Fund	Limit (%)

Janus Global Unconstrained Bond Fund	0.82

If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

For a period of three years subsequent to the Fund’s commencement of operations or until the Fund’s assets exceed the first breakpoint in the investment advisory fee schedule, whichever occurs first, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed, which could then be considered a deferral, if the Fund’s expense ratio, including recovered expenses, falls below the expense limit. For the year ended June 30, 2015, Janus Capital recovered $4,712 from the Fund. This amount is disclosed as “Recoupment expense” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the transfer agency agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to

Janus Investment Fund | 47

Notes to Financial Statements (continued)

Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $580,523 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2015. The Fund’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2015 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2015 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are

48 | JUNE 30, 2015

allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $279,000 were paid by the Trust to a Trustee under the Deferred Plan during the year ended June 30, 2015.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2015 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the year ended June 30, 2015, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Global Unconstrained Bond Fund	$95,380

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended June 30, 2015, redeeming shareholders of Class A Shares paid the following CDSCs to Janus Distributors:

Fund (Class A Shares)	CDSC

Janus Global Unconstrained Bond Fund	$4,864

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2015, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

Janus Global Unconstrained Bond Fund	$9,632

As of June 30, 2015, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

	% of Class	% of Fund
Fund	Owned	Owned

Janus Global Unconstrained Bond Fund - Class A Shares	24%	1%
Janus Global Unconstrained Bond Fund - Class C Shares	0	0
Janus Global Unconstrained Bond Fund - Class D Shares	0	0
Janus Global Unconstrained Bond Fund - Class I Shares	2	1
Janus Global Unconstrained Bond Fund - Class N Shares	2	0
Janus Global Unconstrained Bond Fund - Class R Shares	100	0
Janus Global Unconstrained Bond Fund - Class S Shares	10	0
Janus Global Unconstrained Bond Fund - Class T Shares	10	1

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America). See the Fund’s Statement of Additional Information for more information regarding ownership of Fund shares, which includes ownership by the Fund’s portfolio manager.

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized

Janus Investment Fund | 49

Notes to Financial Statements (continued)

appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed		Loss Deferrals		Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Late-Year	Post-October	to Tax	Appreciation/
Fund	Income	Gains	Capital Losses	Ordinary Loss	Capital Loss	Differences	(Depreciation)

Janus Global Unconstrained Bond Fund	$122,328	$–	$(14,502,764)	$–	$–	$(1,919,841)	$(5,255,116)

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2015, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2015

			Accumulated
	No Expiration		Capital
Fund	Short-Term	Long-Term	Losses

Janus Global Unconstrained Bond Fund	$(14,502,764)	$–	$(14,502,764)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are investments in swaps and investments in partnerships.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Janus Global Unconstrained Bond Fund	$1,466,391,944	$1,658,808	$(6,913,924)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2015

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Global Unconstrained Bond Fund	$10,435,957	$–	$7,628,205	$–

For the year ended June 30, 2014

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Global Unconstrained Bond Fund	$–	$–	$–	$(173)

50 | JUNE 30, 2015

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

		Increase/(Decrease) to	Increase/(Decrease) to
	Increase/(Decrease)	Undistributed Net	Undistributed Net
Fund	to Capital	Investment Income/Loss	Realized Gain/Loss

Janus Global Unconstrained Bond Fund	$(7,537,067)	$7,174,120	$362,947

6.	Capital Share Transactions

	Janus
	Global Unconstrained
	Bond Fund
For each year or period ended June 30	2015(1)	2014(2)

Transactions in Fund Shares – Class A Shares:
Shares sold	9,150,477	393,333
Reinvested dividends and distributions	68,452	–
Shares repurchased	(1,132,742)	–
Net Increase/(Decrease) in Fund Shares	8,086,187	393,333
Shares Outstanding, Beginning of Period	393,333	–
Shares Outstanding, End of Period	8,479,520	393,333
Transactions in Fund Shares – Class C Shares:
Shares sold	6,069,039	27,160
Reinvested dividends and distributions	21,828	–
Shares repurchased	(754,503)	–
Net Increase/(Decrease) in Fund Shares	5,336,364	27,160
Shares Outstanding, Beginning of Period	27,160	–
Shares Outstanding, End of Period	5,363,524	27,160
Transactions in Fund Shares – Class D Shares:
Shares sold	1,594,220	25,379
Reinvested dividends and distributions	13,067	–
Shares repurchased	(265,575)	–
Net Increase/(Decrease) in Fund Shares	1,341,712	25,379
Shares Outstanding, Beginning of Period	25,379	–
Shares Outstanding, End of Period	1,367,091	25,379
Transactions in Fund Shares – Class I Shares:
Shares sold	135,468,728	393,333
Reinvested dividends and distributions	1,445,000	–
Shares repurchased	(23,525,946)	–
Net Increase/(Decrease) in Fund Shares	113,387,782	393,333
Shares Outstanding, Beginning of Period	393,333	–
Shares Outstanding, End of Period	113,781,115	393,333
Transactions in Fund Shares – Class N Shares:
Shares sold	375,154	5,000
Reinvested dividends and distributions	3,370	–
Shares repurchased	(64,186)	–
Net Increase/(Decrease) in Fund Shares	314,338	5,000
Shares Outstanding, Beginning of Period	5,000	–
Shares Outstanding, End of Period	319,338	5,000

Janus Investment Fund | 51

Notes to Financial Statements (continued)

	Janus
	Global Unconstrained
	Bond Fund
For each year or period ended June 30	2015(1)	2014(2)

Transactions in Fund Shares – Class R Shares:
Shares sold	5,092	–
Reinvested dividends and distributions	36	–
Shares repurchased	–	–
Net Increase/(Decrease) in Fund Shares	5,128	–
Shares Outstanding, Beginning of Period	–	–
Shares Outstanding, End of Period	5,128	–
Transactions in Fund Shares – Class S Shares:
Shares sold	50,996	5,000
Reinvested dividends and distributions	407	–
Shares repurchased	(6,230)	–
Net Increase/(Decrease) in Fund Shares	45,173	5,000
Shares Outstanding, Beginning of Period	5,000	–
Shares Outstanding, End of Period	50,173	5,000
Transactions in Fund Shares – Class T Shares:
Shares sold	25,844,543	394,833
Reinvested dividends and distributions	207,281	–
Shares repurchased	(6,315,450)	–
Net Increase/(Decrease) in Fund Shares	19,736,374	394,833
Shares Outstanding, Beginning of Period	394,833	–
Shares Outstanding, End of Period	20,131,207	394,833

(1)	Period from February 6, 2015 (inception date) through June 30, 2015 for Class R Shares.
(2)	Period from May 27, 2014 (inception date) through June 30, 2014.

7.	Purchases and Sales of Investment Securities

For the year ended June 30, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Global Unconstrained Bond Fund	$1,961,022,417	$523,297,910	$368,262,518	$371,272,858

8.	Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2015 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

52 | JUNE 30, 2015

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders
of Janus Global Unconstrained Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Global Unconstrained Bond Fund (formerly named Janus Unconstrained Bond Fund) (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) at June 30, 2015, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
August 13, 2015

Janus Investment Fund | 53

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), and none of whom is affiliated with Janus Capital, the investment adviser of Janus Multi-Sector Income Fund and Janus Unconstrained Bond Fund (renamed Janus Global Unconstrained Bond Fund effective October 6, 2014) (each a “New Fund” and collectively, the “New Funds”), met on November 7, 2013 to consider the proposed investment advisory agreement for each New Fund. In the course of their consideration of each of those agreements, the Trustees met in executive session and were advised by their independent legal counsel. In this regard, prior to the meeting and at earlier meetings, the Trustees received and reviewed extensive information provided by Janus Capital in response to requests of the Trustees and their counsel, and also considered information provided by their independent fee consultant. The Trustees also had been provided and had considered, and were in the process of considering, various data and information in connection with their annual consideration of the investment advisory agreements in place with Janus Capital, and certain of that data was relevant to their consideration of the proposed agreement with Janus Capital for each New Fund. Based on their evaluation of the information available to them, the Trustees unanimously approved the investment advisory agreement for each New Fund for an initial term through February 2016, subject to earlier termination as provided for in the agreements.

In considering the agreements and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services to be provided by Janus Capital, taking into account the investment objective and strategies of each New Fund and the similar type services currently provided by Janus Capital to other funds in the complex. In addition, the Trustees reviewed the resources and key personnel of Janus Capital that will be providing investment and risk management services to each New Fund. The Trustees also considered other services provided to the New Funds by Janus Capital, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees noted the use of Quantum, a system built by Janus Capital, to analyze portfolio risk. The Trustees considered Janus Capital’s role as administrator to each New Fund, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to each New Fund’s investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the New Funds and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services to be provided by Janus Capital were appropriate and consistent with the terms of each New Fund’s proposed investment advisory agreement. They also concluded that Janus Capital had sufficient personnel, with the appropriate education and experience, to serve the New Funds effectively.

Costs of Services Provided
The Trustees noted the information regarding the proposed fees and expenses of each New Fund in comparison to similar information for other comparable funds. The Trustees noted that they had previously reviewed, and were in the process of reviewing, management fees charged by Janus Capital to nonmutual fund clients, including those for which Janus Capital provides only portfolio management services. The Trustees noted servicing that is provided by Janus Capital for each

54 | JUNE 30, 2015

New Fund relative to those other clients, including regulatory compliance and administration services, and that, in serving the New Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients.

The Trustees concluded that the proposed advisory fee payable by each New Fund was reasonable in relation to the nature, extent and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital charges to other clients, and the expense limitation agreement for each New Fund agreed to by Janus Capital. The Trustees noted the differences in investment style between each New Fund that resulted in differences in fee rates, taking into consideration the peer group selection and the fees charged by those peers.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of each New Fund increase. The Trustees noted that the proposed annual advisory fee rates, which included potential breakpoints as assets increased, provided the opportunity for shareholders to share the benefits of any economies of scale that may be present. The Trustees also noted that each New Fund is part of the overall Janus funds complex, which means, among other things, that the New Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus funds.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the New Funds. They recognized that two affiliates of Janus Capital separately serve the New Funds as transfer agent and distributor, respectively. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements, and the fees to be paid by each New Fund under those agreements, each New Fund and Janus Capital may potentially benefit from their relationship with each other in other ways. The Trustees considered potential benefits to Janus Capital and its affiliates from Janus Capital’s participation in creditor committees formed to address issues related to investments by each New Fund. They concluded that the success of the New Funds could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the New Funds.

After full consideration of the above factors, as well as other factors, the Trustees, all of whom are independent Trustees, determined to approve the investment advisory agreement for each New Fund.

Janus Investment Fund | 55

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2015. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will

56 | JUNE 30, 2015

notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or

Janus Investment Fund | 57

Useful Information About Your Fund Report (unaudited) (continued)

investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

58 | JUNE 30, 2015

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2015:

Return of Capital Distributions

Fund

Janus Global Unconstrained Bond Fund	$7,628,205

Dividends Received Deduction Percentage

Fund

Janus Global Unconstrained Bond Fund	14%

Qualified Dividend Income Percentage

Fund

Janus Global Unconstrained Bond Fund	13%

Janus Investment Fund | 59

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 61 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Chief Executive Officer, Imprint Capital (impact investment firm) (since 2013), and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	61	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

60 | JUNE 30, 2015

TRUSTEES (continued)

					Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Managing Director, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	61	Director of MotiveQuest LLC (strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	61	Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Investment Fund | 61

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

					Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	61	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	61	None

62 | JUNE 30, 2015

TRUSTEES (continued)

Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	61	Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

Trustee Consultant

Raudline Etienne* 151 Detroit Street Denver, CO 80206 DOB: 1965	Consultant	6/14-Present	Senior Vice President, Albright Stonebridge Group LLC (global strategy firm) (since 2011). Formerly, Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	N/A	Director of Brightwood Capital Advisors, LLC (since 2014).

*  Raudline Etienne was appointed consultant to the Trustees effective June 2, 2014. Shareholders of the Janus Funds are expected to be asked to elect Ms. Etienne as a Trustee at a future shareholder meeting.

Janus Investment Fund | 63

Trustees and Officers (unaudited) (continued)

OFFICERS

		Term of Office*and	Principal Occupations During the
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Past Five Years

William H. Gross 151 Detroit Street Denver, CO 80206 DOB: 1944	Executive Vice President and Portfolio Manager Janus Global Unconstrained Bond Fund	10/14-Present	Portfolio Manager for other Janus accounts. Formerly, Managing Director, Chief Investment Officer, and a founding partner of Pacific Investment Management Company LLC (“PIMCO”) (1971-2014).

Stephanie Grauerholz 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, Vice President and Assistant Secretary of Janus Distributors LLC, and Vice President of Janus Services LLC (since 2015).

Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present	President of Janus Capital Group Inc. and Janus Capital Management LLC (since 2013); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013), and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

64 | JUNE 30, 2015

Notes

Janus Investment Fund | 65

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0815-93828	125-02-93024 08-15

annual report
June 30, 2015

Perkins Large Cap Value Fund

Janus Investment Fund

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Perkins Large Cap Value Fund

Perkins Large Cap Value Fund (unaudited)

FUND SNAPSHOT
We believe in the timeless adage of the “power of compounding” and reflect this in our focus on mitigating losses in difficult markets. We invest in securities we believe have favorable reward-to-risk ratios by focusing first on rigorous downside analysis prior to determining upside potential. We seek to outperform both our benchmark and peers over a full market cycle by building diversified portfolios of what we believe to be high-quality, undervalued stocks.
Tom Perkins co-portfolio manager	Kevin Preloger co-portfolio manager

PERFORMANCE OVERVIEW

During the 12 months ended June 30, 2015, Perkins Large Cap Value Fund’s Class I Shares returned 2.42% while its benchmark, the Russell 1000 Value Index, returned 4.13%. Our holdings in health care and consumer discretionary detracted from relative performance, as did our underweight in financials. Meanwhile, our stock selection in information technology and underweight in utilities and materials contributed to relative performance.

MARKET COMMENTARY

The S&P 500 Index, a broad market measure, reached successive record highs during the period. However, the volatility that marked the end of 2014 carried over into the beginning of 2015 and major U.S. stock indices finished the period mixed. Volume and volatility remained muted for much of the period. Earnings during the latter part of the period largely exceeded expectations, but enthusiasm was tempered as valuations were considered stretched compared to long-term averages. Stocks were also aided by favorable economic data; however, generally speaking, the economic data looked choppy. Employment data including nonfarm payrolls and wages exhibited renewed strength during the spring. Partly as a consequence, key retail sales data hinted that consumers were once again finding their footing as a source of broad economic growth. However, the labor force participation rate remained stubbornly low.

After falling below $50 a barrel, from over $100 a barrel at the beginning of the period, crude oil prices reset within a higher trading band. The dollar also stabilized after its recent strong period of appreciation. Both developments were highlighted by the Federal Reserve’s (Fed) June statement, in which it said a potential increase of the Fed Funds rate during the latter part of the year would be “appropriate.” Chairwoman Janet Yellen also reiterated that any move would be data dependent, thoughtful and measured. However, we remain cautious about the impact of current monetary policy as it gets set to unwind. Negative sentiment emanating from Europe – centering on Greece’s ability to meet its debt obligations – impacted U.S. shares late in June. Previous high fliers were especially impacted.

DETRACTORS

Royal Dutch Shell is an oil and gas super-major based in the UK. Following a series of operational missteps over the past few years, the new CEO appears to be setting the company on a better path by streamlining the asset base and lowering overall capital intensity. During the first quarter of 2015, the company reported weaker operating results as lower commodity prices hurt upstream revenues and higher exploration expenses weighed on profits. The stock was also hurt by the announcement of the company’s acquisition of BG Group. Although we trimmed our holdings during the period, we believe the company’s integrated business mix, defensive balance sheet, strong dividend yield and low valuation limit our downside.

Noble Energy Inc. is a global independent energy exploration and production company with U.S. assets in the Rocky Mountains, Appalachia, the Gulf of Mexico as well as international operations in offshore Israel and West Africa. Shares of the company suffered when the precipitous fall in crude oil prices at the end of 2014 drove a sell-off across the entire energy complex. The stock also traded lower as Israeli antitrust authorities announced a review of a previous regulatory deal that Noble and its partners signed with the Israeli government. We sold our position.

Ensco is a global offshore contract drilling company with a geographically diverse fleet of new ultra-deep water rigs and premium jack-up rigs. After underperforming in 2014 amid softening day rates and rig utilization, sustained weakness in crude oil prices continued to weigh on the stock. Furthermore, the company took a $1.5 billion noncash impairment charge on some of its floaters in 2014 as the book value of these rigs declined given

Janus Investment Fund | 1

Perkins Large Cap Value Fund (unaudited)

challenging market conditions. We sold our holdings during the period.

CONTRIBUTORS

Zoetis, an animal health company, contributed to performance during the period. A spin-off from Pfizer, Zoetis develops animal health medicines and vaccines, with a focus on livestock and companion animals. The company’s products are sold in North America, Europe, Africa, Asia, Australia and Latin America. In addition, the drug maker has an approved vaccine for swine virus, which is expected to provide a boost to sales and earnings this year. We trimmed some of our position in the period on price strength, which reduced the reward/risk relationship.

Global pharmaceutical company Pfizer also contributed to performance. Shares of the company outperformed during the period on the announced acquisition of Hospira, a generic injectable pharmaceutical manufacturer and a global leader in biosimilars. The deal is expected to close by the end of 2015 and be immediately accretive to earnings. The company has continued to unlock shareholder value by divesting noncore businesses over the past few years. Pfizer remains one of the largest holdings in the Fund as the company continues to execute on maximizing shareholder value, in our view.

CVS Health Corporation reported near the end of 2014 that it had uncharacteristic negative same-store sales due to the drug store chain removing tobacco products from its locations. However, this was offset by better pharmacy benefit manager sales as the company took market share from its main competitor. The stock also benefited as the company reported stronger-than-expected 2015 first quarter earnings and announced an acquisition of pharmacy services provider Omnicare. While still maintaining a position, we sold some of our holdings on the rally in the shares during the period.

MARKET OUTLOOK

As we look ahead, the factors that fueled the market continue to be intact, mainly loose monetary policy on a global basis. However, the Fed has clearly telegraphed its intention, and has initiated the process, of slowly reducing the amount of liquidity injected into the system and has stated its preference to raise interest rates, “not now, but soon.” Of course this will be dependent on both inflation and jobs data. Some of the recent economic data has been mixed, with first quarter GDP contracting and expectations for the second quarter in the 2% range – far from rapid growth. Meanwhile, nonfarm payrolls continue to increase without much wage inflation, but the labor force participation rate remains stuck at near-record lows. The odds of miscommunication from the Fed would appear to be high as it begins to transition away from policy accommodation.

Given this backdrop, the odds would seem to favor increased market volatility. As valuations remain at the upper end of historical ranges, and thus with little room for error, we continue to remain vigilant about the potential for downside risk. Complacency has set into investor psychology as the S&P 500 Index, a broad market measure, has gone almost four years without a 10% correction, an unusually long time. Given the low level of interest rates, it can be argued that the market is fairly valued based on the S&P 500 trading at 17.4x 2015 estimated earnings. However, based on the Shiller P/E ratio (a price-to-earnings ratio which incorporates inflation adjusted earnings over the past 10 years) the S&P 500 is trading at 27x. This is well above its historical mean of 15.95x and significantly above its average going back to 1881. To put this into context, other instances when this valuation metric was at this level, or higher, included 1929, 2000 and 2007. A potential headwind for the sustainability of the current P/E multiple is corporate profits. In the first quarter, S&P 500 companies delivered paltry earnings growth of 0.80% compared to the same period a year ago. The forecast for the second quarter is for a decline of 4.5%. Simply put, “bad news” has been tolerated by the equity market because of confidence in the support of monetary policy. Thus, we continue our focus on building a portfolio of high quality stocks that we believe will minimize risk should the time come that the equity market views “bad news” as truly bad news.

The Fund’s sector positioning did not materially change. Health care and consumer staples remain overweight sectors on a relative basis. Conversely, our underweight sectors include energy, basic materials and utilities. Uncertainties over Greece, the economic slowdown and stock market volatility in China, assorted geopolitical threats, as well as the growth trajectory of the U.S. economy all are factors that lead us to be cautious given equity valuations. In conclusion, we believe our portfolio of what we consider high-quality stocks will hold up better relative to the overall market should volatility appear. Higher volatility should present us with opportunities to purchase new stocks where the valuation and reward-to-risk ratios are more compelling.

Thank you for your continued investment with us in the Perkins Large Cap Value Fund.

2 | JUNE 30, 2015

(unaudited)

Perkins Large Cap Value Fund At A Glance

5 Top Performers – Holdings

Contribution

Zoetis, Inc.	0.51%
Pfizer, Inc.	0.46%
CVS Health Corp.	0.40%
American International Group, Inc.	0.39%
Target Corp.	0.31%

5 Bottom Performers – Holdings

Contribution

Royal Dutch Shell PLC (ADR)	–0.57%
Noble Energy, Inc.	–0.42%
Ensco PLC – Class A	–0.42%
Anadarko Petroleum Corp.	–0.34%
Schlumberger, Ltd. (U.S. Shares)	–0.32%

5 Top Performers – Sectors*

		Fund Weighting	Russell 1000® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Information Technology	0.35%	8.55%	9.31%
Utilities	0.33%	1.53%	6.18%
Energy	0.24%	8.50%	11.88%
Materials	0.10%	0.37%	3.19%
Telecommunication Services	0.05%	3.42%	2.18%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 1000® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Health Care	–0.67%	22.52%	13.98%
Financials	–0.56%	22.71%	29.42%
Consumer Discretionary	–0.47%	7.94%	6.49%
Other**	–0.19%	5.07%	0.00%
Consumer Staples	–0.11%	10.01%	7.17%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Investment Fund | 3

Perkins Large Cap Value Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2015

Procter & Gamble Co. Household Products	3.2%
Merck & Co., Inc. Pharmaceuticals	3.1%
American International Group, Inc. Insurance	3.0%
Berkshire Hathaway, Inc. – Class B Diversified Financial Services	2.4%
Johnson & Johnson Pharmaceuticals	2.3%

14.0%

Asset Allocation – (% of Net Assets)
As of June 30, 2015

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2015

As of June 30, 2014

4 | JUNE 30, 2015

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2015				Expense Ratios – per the October 28, 2014 prospectuses
	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Inception*	Operating Expenses	Operating Expenses

Perkins Large Cap Value Fund – Class A Shares

NAV	2.14%	13.27%	12.66%	0.90%	0.85%

MOP	–3.73%	11.93%	11.64%

Perkins Large Cap Value Fund – Class C Shares

NAV	1.35%	12.44%	11.83%	1.72%	1.67%

CDSC	0.40%	12.44%	11.83%

Perkins Large Cap Value Fund – Class D Shares(1)	2.32%	13.46%	12.63%	0.83%	0.78%

Perkins Large Cap Value Fund – Class I Shares	2.42%	13.63%	13.00%	0.64%	0.60%

Perkins Large Cap Value Fund – Class N Shares	2.46%	13.63%	13.00%	0.64%	0.60%

Perkins Large Cap Value Fund – Class S Shares	1.95%	13.15%	12.51%	1.15%	1.12%

Perkins Large Cap Value Fund – Class T Shares	2.20%	13.38%	12.67%	0.89%	0.85%

Russell 1000® Value Index	4.13%	16.50%	14.70%

Morningstar Quartile – Class I Shares	3rd	4th	3rd

Morningstar Ranking – based on total returns for Large Value Funds	929/1,429	1,031/1,225	912/1,215

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

See important disclosures on the next page.

Janus Investment Fund | 5

Perkins Large Cap Value Fund (unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2015.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility, lower liquidity and differing financial and information reporting standards, all of which are magnified in emerging markets.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of the predecessor fund into corresponding shares of the Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the predecessor fund respectively, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for the periods July 6, 2009 to February 16, 2010, reflects the performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class D Shares, without the effect of any fee and expense limitations or waivers. Performance shown for the periods prior to July 6, 2009, reflects the historical performance of the predecessor fund’s Class I Shares prior to the reorganization of Class I Shares of the predecessor fund into Class I Shares of the Fund, calculated using the fees and expenses of Class D Shares, without the effect of any fee and expense limitations or waivers.

Class N Shares of the Fund commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers.

Class T Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the historical performance of the predecessor fund’s Class I Shares, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2015 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The predecessor Fund’s inception date – December 31, 2008
(1)	Closed to certain new investors.

6 | JUNE 30, 2015

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/15)	(6/30/15)	(1/1/15 - 6/30/15)†	(1/1/15)	(6/30/15)	(1/1/15 - 6/30/15)†	(1/1/15 - 6/30/15)

Class A Shares	$1,000.00	$983.60	$4.62	$1,000.00	$1,020.13	$4.71	0.94%

Class C Shares	$1,000.00	$980.30	$3.93	$1,000.00	$1,020.83	$4.01	0.80%

Class D Shares	$1,000.00	$984.70	$3.74	$1,000.00	$1,021.03	$3.81	0.76%

Class I Shares	$1,000.00	$984.70	$3.69	$1,000.00	$1,021.08	$3.76	0.75%

Class N Shares	$1,000.00	$985.30	$3.05	$1,000.00	$1,021.72	$3.11	0.62%

Class S Shares	$1,000.00	$983.10	$5.46	$1,000.00	$1,019.29	$5.56	1.11%

Class T Shares	$1,000.00	$984.10	$4.28	$1,000.00	$1,020.48	$4.36	0.87%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund | 7

Perkins Large Cap Value Fund

Schedule of Investments

As of June 30, 2015

Shares or Principal Amount		Value
Common Stocks – 94.0%
Aerospace & Defense – 3.9%
18,499	Honeywell International, Inc.	$1,886,343
6,298	Precision Castparts Corp.	1,258,781
16,443	Rockwell Collins, Inc.	1,518,511
16,700	United Technologies Corp.	1,852,531

		6,516,166
Beverages – 4.0%
58,825	Coca-Cola Enterprises, Inc.	2,555,358
17,600	Molson Coors Brewing Co. – Class B	1,228,656
31,656	PepsiCo, Inc.	2,954,771

		6,738,785
Biotechnology – 0.5%
5,259	Amgen, Inc.	807,362
Capital Markets – 0.7%
15,886	State Street Corp.	1,223,222
Commercial Banks – 11.8%
52,023	CIT Group, Inc.	2,418,549
59,887	Citigroup, Inc.	3,308,158
168,937	Fifth Third Bancorp	3,517,268
36,971	JPMorgan Chase & Co.	2,505,155
28,484	PNC Financial Services Group, Inc.	2,724,495
39,499	US Bancorp	1,714,257
66,795	Wells Fargo & Co.	3,756,551

		19,944,433
Commercial Services & Supplies – 2.6%
41,073	Republic Services, Inc.	1,608,830
71,573	Tyco International PLC	2,754,129

		4,362,959
Communications Equipment – 1.2%
38,568	Cisco Systems, Inc.	1,059,077
16,653	QUALCOMM, Inc.	1,042,978

		2,102,055
Consumer Finance – 1.1%
9,691	American Express Co.	753,184
18,348	Discover Financial Services	1,057,212

		1,810,396
Diversified Financial Services – 2.4%
30,400	Berkshire Hathaway, Inc. – Class B*	4,137,744
Diversified Telecommunication Services – 1.2%
44,207	Verizon Communications, Inc.	2,060,488
Electric Utilities – 1.5%
83,241	PPL Corp.	2,453,112
Electrical Equipment – 0.9%
26,712	Emerson Electric Co.	1,480,646
Energy Equipment & Services – 1.1%
22,507	Schlumberger, Ltd. (U.S. Shares)	1,939,878
Food & Staples Retailing – 3.1%
18,643	CVS Health Corp.	1,955,278
25,335	Sysco Corp.	914,594
33,695	Wal-Mart Stores, Inc.	2,389,986

		5,259,858
Food Products – 3.5%
38,579	General Mills, Inc.	2,149,622
14,969	Hershey Co.	1,329,696
57,250	Unilever PLC (ADR)	2,459,460

		5,938,778
Health Care Equipment & Supplies – 2.8%
26,841	Baxter International, Inc.	1,876,991
15,200	Medtronic PLC	1,126,320
18,597	Stryker Corp.	1,777,315

		4,780,626
Health Care Providers & Services – 2.3%
19,180	Laboratory Corp. of America Holdings*	2,325,000
6,957	McKesson Corp.	1,564,003

		3,889,003
Household Products – 3.2%
69,928	Procter & Gamble Co.	5,471,167
Industrial Conglomerates – 1.2%
77,372	General Electric Co.	2,055,774
Information Technology Services – 0.6%
10,427	Accenture PLC – Class A (U.S. Shares)	1,009,125
Insurance – 6.0%
20,800	Allstate Corp.	1,349,296
81,411	American International Group, Inc.	5,032,828
15,519	Chubb Corp.	1,476,478
40,756	Marsh & McLennan Cos., Inc.	2,310,865

		10,169,467
Internet Software & Services – 1.3%
4,136	Google, Inc. – Class A*	2,233,605
Life Sciences Tools & Services – 2.4%
65,884	Agilent Technologies, Inc.	2,541,805
12,000	Thermo Fisher Scientific, Inc.	1,557,120

		4,098,925
Media – 5.1%
35,015	CBS Corp. – Class B	1,943,333
27,775	Comcast Corp. – Class A	1,670,389
30,458	Omnicom Group, Inc.	2,116,526
24,853	Time Warner, Inc.	2,172,401
5,882	Walt Disney Co.	671,371

		8,574,020
Multiline Retail – 0.8%
15,516	Target Corp.	1,266,571
Oil, Gas & Consumable Fuels – 6.9%
32,131	Anadarko Petroleum Corp.	2,508,146
11,483	Chevron Corp.	1,107,765
14,700	Cimarex Energy Co.	1,621,557
55,188	Enterprise Products Partners LP	1,649,569
38,249	Occidental Petroleum Corp.	2,974,625
30,225	Royal Dutch Shell PLC (ADR)	1,723,127

		11,584,789
Pharmaceuticals – 12.1%
19,250	AbbVie, Inc.	1,293,407
40,176	Johnson & Johnson	3,915,553
90,977	Merck & Co., Inc.	5,179,321
33,543	Novartis AG (ADR)	3,298,619
114,615	Pfizer, Inc.	3,843,041

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | JUNE 30, 2015

Schedule of Investments

As of June 30, 2015

Shares or Principal Amount		Value
Pharmaceuticals – (continued)
17,026	Teva Pharmaceutical Industries, Ltd. (ADR)	$1,006,236
39,591	Zoetis, Inc.	1,909,078

		20,445,255
Real Estate Investment Trusts (REITs) – 1.1%
60,755	Weyerhaeuser Co.	1,913,783
Road & Rail – 1.7%
58,213	CSX Corp.	1,900,655
9,368	Union Pacific Corp.	893,426

		2,794,081
Semiconductor & Semiconductor Equipment – 0.7%
17,132	Analog Devices, Inc.	1,099,617
Software – 3.8%
59,372	Microsoft Corp.	2,621,274
95,840	Oracle Corp.	3,862,352

		6,483,626
Technology Hardware, Storage & Peripherals – 0.8%
52,329	EMC Corp.	1,380,962
Wireless Telecommunication Services – 1.7%
78,318	Vodafone Group PLC (ADR)	2,854,691

Total Common Stocks (cost $126,506,696)		158,880,969
Repurchase Agreements – 6.0%
$10,100,000	Undivided interest of 5.0% in a joint repurchase agreement (principal amount $200,300,000 with a maturity value of $200,300,556) with ING Financial Markets LLC, 0.1000%, dated 6/30/15, maturing 7/1/15, to be repurchased at $10,100,028 collateralized by $220,243,953 in U.S. Treasuries, 0% – 4.2500%, 10/31/15 – 11/15/43, with a value of $204,308,612 (cost $10,100,000)	10,100,000

Total Investments (total cost $136,606,696) – 100.0%		168,980,969

Cash, Receivables and Other Assets, net of Liabilities – 0%		15,705

Net Assets – 100%		$168,996,674

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States	$157,638,836	93.3%
United Kingdom	5,314,151	3.1
Switzerland	3,298,619	2.0
Netherlands	1,723,127	1.0
Israel	1,006,236	0.6

Total	$168,980,969	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 9

Notes to Schedule of Investments and Other Information

Russell 1000® Value Index	Measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® Index	Measures broad U.S. equity performance.

ADR	American Depositary Receipt

LLC	Limited Liability Company

LP	Limited Partnership

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2015. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2015)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Perkins Large Cap Value Fund
Assets
Investments in Securities:
Common Stocks	$158,880,969	$–	$–

Repurchase Agreements	–	10,100,000	–

Total Assets	$158,880,969	$10,100,000	$–

10 | JUNE 30, 2015

Statement of Assets and Liabilities

As of June 30, 2015	Perkins Large Cap Value Fund

Assets:
Investments, at cost(1)	$136,606,696
Investments, at value	$158,880,969
Repurchase agreements, at value	10,100,000
Cash	13,937
Non-interested Trustees’ deferred compensation	3,376
Receivables:
Investments sold	898,934
Fund shares sold	170,040
Dividends	408,235
Interest	28
Other assets	197
Total Assets	170,475,716
Liabilities:
Payables:
Investments purchased	1,281,258
Fund shares repurchased	56,555
Advisory fees	59,701
Fund administration fees	1,356
Transfer agent fees and expenses	19,804
12b-1 Distribution and shareholder servicing fees	3,334
Non-interested Trustees’ fees and expenses	1,105
Non-interested Trustees’ deferred compensation fees	3,376
Accrued expenses and other payables	52,553
Total Liabilities	1,479,042
Net Assets	$168,996,674

See Notes to Financial Statements.

Janus Investment Fund | 11

Statement of Assets and Liabilities  (continued)

As of June 30, 2015	Perkins Large Cap Value Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)	$131,915,386
Undistributed net investment income/(loss)	1,221,147
Undistributed net realized gain/(loss) from investments and foreign currency transactions	3,485,868
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	32,374,273
Total Net Assets	$168,996,674
Net Assets - Class A Shares	$3,951,747
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	244,478
Net Asset Value Per Share(2)	$16.16
Maximum Offering Price Per Share(3)	$17.15
Net Assets - Class C Shares	$2,924,703
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	182,880
Net Asset Value Per Share(2)	$15.99
Net Assets - Class D Shares	$38,279,621
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,379,958
Net Asset Value Per Share	$16.08
Net Assets - Class I Shares	$40,778,583
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,526,607
Net Asset Value Per Share	$16.14
Net Assets - Class N Shares	$78,999,488
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,898,445
Net Asset Value Per Share	$16.13
Net Assets - Class S Shares	$258,221
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	15,877
Net Asset Value Per Share	$16.26
Net Assets - Class T Shares	$3,804,311
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	236,971
Net Asset Value Per Share	$16.05

(1)	Includes cost of repurchase agreements of $10,100,000.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3)	Maximum offering price is computed at 100/94.25 of net asset value.
See Notes to Financial Statements.

12 | JUNE 30, 2015

Statement of Operations

Perkins Large Cap
For the year ended June 30, 2015	Value Fund

Investment Income:
Interest	$3,892
Dividends	3,537,734
Other income	112
Foreign tax withheld	(53,801)
Total Investment Income	3,487,937
Expenses:
Advisory fees	814,473
12b-1 Distribution and shareholder servicing fees:
Class A Shares	9,515
Class C Shares	18,390
Class S Shares	638
Transfer agent administrative fees and expenses:
Class D Shares	48,501
Class S Shares	638
Class T Shares	10,126
Transfer agent networking and omnibus fees:
Class A Shares	1,900
Class C Shares	2,297
Class I Shares	27,783
Other transfer agent fees and expenses:
Class A Shares	471
Class C Shares	585
Class D Shares	7,883
Class I Shares	1,690
Class N Shares	210
Shareholder reports expense	16,736
Registration fees	117,358
Custodian fees	4,412
Professional fees	48,862
Non-interested Trustees’ fees and expenses	3,805
Fund administration fees	14,665
Other expenses	15,961
Total Expenses	1,166,899
Less: Excess Expense Reimbursement	(44,974)
Net Expenses	1,121,925
Net Investment Income/(Loss)	2,366,012
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	7,092,575
Total Net Realized Gain/(Loss) on Investments	7,092,575
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(6,803,322)
Total Change in Unrealized Net Appreciation/Depreciation	(6,803,322)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$2,655,265

See Notes to Financial Statements.

Janus Investment Fund | 13

Statements of Changes in Net Assets

	Perkins Large Cap
	Value Fund
For each year ended June 30	2015	2014

Operations:
Net investment income/(loss)	$2,366,012	$2,530,928
Net realized gain/(loss) on investments	7,092,575	8,063,356
Change in unrealized net appreciation/depreciation	(6,803,322)	14,729,864
Net Increase/(Decrease) in Net Assets Resulting from Operations	2,655,265	25,324,148
Dividends and Distributions to Shareholders:
Net Investment Income
Class A Shares	(49,371)	(33,203)
Class C Shares	(22,347)	(12,752)
Class D Shares	(542,195)	(447,705)
Class I Shares	(660,473)	(606,845)
Class N Shares	(1,271,878)	(597,499)
Class S Shares	(3,205)	(687)
Class T Shares	(52,796)	(37,632)
Net Realized Gain from Investment Transactions
Class A Shares	(184,022)	(319,660)
Class C Shares	(176,155)	(297,634)
Class D Shares	(2,050,146)	(3,150,880)
Class I Shares	(2,224,495)	(3,917,283)
Class N Shares	(4,205,651)	(3,881,801)
Class S Shares	(13,057)	(19,881)
Class T Shares	(208,456)	(287,842)
Net Decrease from Dividends and Distributions to Shareholders	(11,664,247)	(13,611,304)
Capital Share Transactions:
Shares Sold
Class A Shares	1,010,625	666,819
Class C Shares	665,788	787,502
Class D Shares	7,990,442	10,187,073
Class I Shares	482,658	751,334
Class N Shares	37,604,665	2,715,165
Class S Shares	4,000	–
Class T Shares	940,616	1,200,003
Reinvested Dividends and Distributions
Class A Shares	182,281	271,005
Class C Shares	171,850	264,949
Class D Shares	2,568,390	3,572,796
Class I Shares	2,723,685	4,286,982
Class N Shares	5,477,529	4,479,300
Class S Shares	16,262	20,568
Class T Shares	259,198	322,293
Shares Repurchased
Class A Shares	(683,245)	(1,016,789)
Class C Shares	(1,037,823)	(1,065,967)
Class D Shares	(12,238,411)	(7,133,206)
Class I Shares	(8,227,418)	(1,915,597)
Class N Shares	(7,910,025)	(11,823,825)
Class S Shares	–	(292,320)
Class T Shares	(1,315,041)	(770,424)
Net Increase/(Decrease) from Capital Share Transactions	28,686,026	5,507,661
Net Increase/(Decrease) in Net Assets	19,677,044	17,220,505
Net Assets:
Beginning of period	149,319,630	132,099,125
End of period	$168,996,674	$149,319,630

Undistributed Net Investment Income/(Loss)	$1,221,147	$1,562,751

See Notes to Financial Statements.

14 | JUNE 30, 2015

Financial Highlights

Class A Shares

	Perkins Large Cap Value Fund
For a share outstanding during each year ended June 30	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$16.90	$15.62	$13.44	$14.21	$11.56
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.21(1)	0.28(1)	0.15	0.12	0.13
Net realized and unrealized gain/(loss)	0.18	2.64	2.48	(0.07)	2.87
Total from Investment Operations	0.39	2.92	2.63	0.05	3.00
Less Dividends and Distributions:
Dividends (from net investment income)	(0.24)	(0.15)	(0.18)	(0.14)	(0.03)
Distributions (from capital gains)	(0.89)	(1.49)	(0.27)	(0.68)	(0.32)
Total Dividends and Distributions	(1.13)	(1.64)	(0.45)	(0.82)	(0.35)
Net Asset Value, End of Period	$16.16	$16.90	$15.62	$13.44	$14.21
Total Return	2.14%	19.70%	19.96%	0.75%	26.21%
Net Assets, End of Period (in thousands)	$3,952	$3,603	$3,390	$2,977	$2,265
Average Net Assets for the Period (in thousands)	$3,806	$3,600	$3,182	$2,598	$1,237
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.95%	0.90%	1.15%	1.13%	1.18%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.93%	0.81%	1.14%	1.13%	1.18%
Ratio of Net Investment Income/(Loss)	1.25%	1.71%	1.05%	1.16%	1.40%
Portfolio Turnover Rate	39%	34%	45%	52%	43%

Class C Shares

	Perkins Large Cap Value Fund
For a share outstanding during each year ended June 30	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$16.67	$15.44	$13.28	$14.00	$11.48
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.15(1)	0.16(1)	0.06	0.04	0.05
Net realized and unrealized gain/(loss)	0.17	2.62	2.44	(0.08)	2.82
Total from Investment Operations	0.32	2.78	2.50	(0.04)	2.87
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.06)	(0.07)	–(2)	(0.03)
Distributions (from capital gains)	(0.89)	(1.49)	(0.27)	(0.68)	(0.32)
Total Dividends and Distributions	(1.00)	(1.55)	(0.34)	(0.68)	(0.35)
Net Asset Value, End of Period	$15.99	$16.67	$15.44	$13.28	$14.00
Total Return	1.80%	18.92%	19.08%	0.01%	25.21%
Net Assets, End of Period (in thousands)	$2,925	$3,252	$3,014	$2,629	$2,797
Average Net Assets for the Period (in thousands)	$3,243	$3,249	$2,740	$2,157	$2,070
Ratios to Average Net Assets:
Ratio of Gross Expenses	1.29%	1.57%	1.80%	1.92%	1.96%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.27%	1.55%	1.80%	1.92%	1.96%
Ratio of Net Investment Income/(Loss)	0.89%	0.98%	0.38%	0.34%	0.31%
Portfolio Turnover Rate	39%	34%	45%	52%	43%

(1)	Per share amounts are calculated based on average shares outstanding during the year.
(2)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund | 15

Financial Highlights  (continued)

Class D Shares

	Perkins Large Cap Value Fund
For a share outstanding during each year ended June 30	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$16.79	$15.57	$13.39	$14.15	$11.58
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.23(1)	0.28(1)	0.18	0.17	0.18
Net realized and unrealized gain/(loss)	0.19	2.64	2.48	(0.09)	2.85
Total from Investment Operations	0.42	2.92	2.66	0.08	3.03
Less Dividends and Distributions:
Dividends (from net investment income)	(0.24)	(0.21)	(0.21)	(0.16)	(0.14)
Distributions (from capital gains)	(0.89)	(1.49)	(0.27)	(0.68)	(0.32)
Total Dividends and Distributions	(1.13)	(1.70)	(0.48)	(0.84)	(0.46)
Net Asset Value, End of Period	$16.08	$16.79	$15.57	$13.39	$14.15
Total Return	2.32%	19.77%	20.25%	0.96%	26.41%
Net Assets, End of Period (in thousands)	$38,280	$41,764	$32,031	$17,997	$15,001
Average Net Assets for the Period (in thousands)	$40,418	$36,849	$24,538	$16,727	$7,705
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.80%	0.83%	0.84%	0.95%	0.92%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.76%	0.80%	0.84%	0.95%	0.92%
Ratio of Net Investment Income/(Loss)	1.41%	1.74%	1.36%	1.33%	1.26%
Portfolio Turnover Rate	39%	34%	45%	52%	43%

Class I Shares

	Perkins Large Cap Value Fund
For a share outstanding during each year ended June 30	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$16.86	$15.62	$13.42	$14.17	$11.58
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.25(1)	0.31(1)	0.31	0.35	0.19
Net realized and unrealized gain/(loss)	0.18	2.65	2.37	(0.25)	2.85
Total from Investment Operations	0.43	2.96	2.68	0.10	3.04
Less Dividends and Distributions:
Dividends (from net investment income)	(0.26)	(0.23)	(0.21)	(0.17)	(0.13)
Distributions (from capital gains)	(0.89)	(1.49)	(0.27)	(0.68)	(0.32)
Total Dividends and Distributions	(1.15)	(1.72)	(0.48)	(0.85)	(0.45)
Net Asset Value, End of Period	$16.14	$16.86	$15.62	$13.42	$14.17
Total Return	2.42%	19.98%	20.43%	1.13%	26.57%
Net Assets, End of Period (in thousands)	$40,779	$47,672	$40,943	$47,846	$112,360
Average Net Assets for the Period (in thousands)	$43,597	$44,830	$43,013	$106,448	$91,088
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.71%	0.64%	0.71%	0.77%	0.84%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.68%	0.62%	0.71%	0.77%	0.84%
Ratio of Net Investment Income/(Loss)	1.48%	1.91%	1.47%	1.53%	1.45%
Portfolio Turnover Rate	39%	34%	45%	52%	43%

(1)	Per share amounts are calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

16 | JUNE 30, 2015

Class N Shares

	Perkins Large Cap Value Fund
For a share outstanding during each year or period ended June 30	2015	2014	2013	2012(1)

Net Asset Value, Beginning of Period	$16.85	$15.61	$13.43	$12.91
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.26(2)	0.31(2)	0.16	–(3)
Net realized and unrealized gain/(loss)	0.18	2.65	2.53	0.52
Total from Investment Operations	0.44	2.96	2.69	0.52
Less Dividends and Distributions:
Dividends (from net investment income)	(0.27)	(0.23)	(0.24)	–
Distributions (from capital gains)	(0.89)	(1.49)	(0.27)	–
Total Dividends and Distributions	(1.16)	(1.72)	(0.51)	–
Net Asset Value, End of Period	$16.13	$16.85	$15.61	$13.43
Total Return*	2.46%	19.98%	20.45%	4.03%
Net Assets, End of Period (in thousands)	$78,999	$48,684	$49,186	$66,766
Average Net Assets for the Period (in thousands)	$65,449	$46,719	$69,975	$48,137
Ratios to Average Net Assets:
Ratio of Gross Expenses**	0.64%	0.64%	0.68%	0.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	0.62%	0.62%	0.68%	0.72%
Ratio of Net Investment Income/(Loss)**	1.55%	1.88%	1.52%	0.66%
Portfolio Turnover Rate	39%	34%	45%	52%

Class S Shares

	Perkins Large Cap Value Fund
For a share outstanding during each year ended June 30	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$17.01	$15.62	$13.41	$14.15	$11.56
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.18(2)	0.22(2)	0.27	0.14	0.14
Net realized and unrealized gain/(loss)	0.18	2.71	2.34	(0.10)	2.84
Total from Investment Operations	0.36	2.93	2.61	0.04	2.98
Less Dividends and Distributions:
Dividends (from net investment income)	(0.22)	(0.05)	(0.13)	(0.10)	(0.07)
Distributions (from capital gains)	(0.89)	(1.49)	(0.27)	(0.68)	(0.32)
Total Dividends and Distributions	(1.11)	(1.54)	(0.40)	(0.78)	(0.39)
Net Asset Value, End of Period	$16.26	$17.01	$15.62	$13.41	$14.15
Total Return	1.95%	19.68%	19.84%	0.67%	26.01%
Net Assets, End of Period (in thousands)	$258	$249	$480	$680	$685
Average Net Assets for the Period (in thousands)	$255	$327	$508	$656	$685
Ratios to Average Net Assets:
Ratio of Gross Expenses	1.13%	1.15%	1.19%	1.25%	1.34%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.11%	0.98%	1.19%	1.19%	1.34%
Ratio of Net Investment Income/(Loss)	1.06%	1.32%	0.98%	1.08%	0.97%
Portfolio Turnover Rate	39%	34%	45%	52%	43%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from May 31, 2012 (inception date) through June 30, 2012.
(2)	Per share amounts are calculated based on average shares outstanding during the year.
(3)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund | 17

Financial Highlights  (continued)

Class T Shares

	Perkins Large Cap Value Fund
For a share outstanding during each year ended June 30	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$16.77	$15.55	$13.37	$14.13	$11.56
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.22(1)	0.27(1)	0.17	0.16	0.17
Net realized and unrealized gain/(loss)	0.18	2.63	2.48	(0.10)	2.85
Total from Investment Operations	0.40	2.90	2.65	0.06	3.02
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.19)	(0.20)	(0.14)	(0.13)
Distributions (from capital gains)	(0.89)	(1.49)	(0.27)	(0.68)	(0.32)
Total Dividends and Distributions	(1.12)	(1.68)	(0.47)	(0.82)	(0.45)
Net Asset Value, End of Period	$16.05	$16.77	$15.55	$13.37	$14.13
Total Return	2.20%	19.67%	20.21%	0.84%	26.37%
Net Assets, End of Period (in thousands)	$3,804	$4,094	$3,055	$2,262	$2,211
Average Net Assets for the Period (in thousands)	$4,050	$3,400	$2,531	$2,236	$1,402
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.89%	0.89%	0.94%	1.00%	1.05%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.86%	0.86%	0.94%	1.00%	1.05%
Ratio of Net Investment Income/(Loss)	1.31%	1.68%	1.25%	1.27%	1.16%
Portfolio Turnover Rate	39%	34%	45%	52%	43%

(1)	Per share amounts are calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

18 | JUNE 30, 2015

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Perkins Large Cap Value Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class N Shares also are available to Janus proprietary products.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices

Janus Investment Fund | 19

Notes to Financial Statements (continued)

are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary
FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net

20 | JUNE 30, 2015

assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions
The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2.	Other Investments and Strategies

Additional Investment Risk
The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and

Janus Investment Fund | 21

Notes to Financial Statements (continued)

liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities
The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in

22 | JUNE 30, 2015

the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
Counterparty	of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

ING Financial Markets LLC	$10,100,000	$–	$(10,100,000)	$–

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

Real Estate Investing
The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements
The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s “base” fee rate prior to any performance adjustment (expressed as an annual rate).

Fund	Base Fee Rate (%)

Perkins Large Cap Value Fund	0.64

The investment advisory fee rate is determined by calculating a base fee (shown in the table above) and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

Perkins Large Cap Value Fund	Russell 1000® Value Index

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee

Janus Investment Fund | 23

Notes to Financial Statements (continued)

calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period.

The Fund’s prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment, if applicable. The performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses for the year ended June 30, 2015 is below:

Performance Adjusted
Investment Advisory
Fund	Fee Rate (%)

Perkins Large Cap Value Fund	0.51

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Fund. Perkins (together with its predecessors), has been in the investment management business since 1984 and provides day-to-day management of the Fund’s portfolio operations subject to the general oversight of Janus Capital. Janus Capital owns 100% of Perkins.

Janus Capital pays Perkins a subadvisory fee equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Fund’s performance relative to the Fund’s benchmark index over the performance measurement period.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the transfer agency agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least November 1, 2015.

Expense
Fund	Limit (%)

Perkins Large Cap Value Fund	0.75

If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the transfer agency agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of

24 | JUNE 30, 2015

Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $580,523 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2015. The Fund’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2015 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2015 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of

Janus Investment Fund | 25

Notes to Financial Statements (continued)

$279,000 were paid by the Trust to a Trustee under the Deferred Plan during the year ended June 30, 2015.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the year ended June 30, 2015, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Perkins Large Cap Value Fund	$2,182

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended June 30, 2015, redeeming shareholders of Class A Shares paid the following CDSCs to Janus Distributors:

Fund (Class A Shares)	CDSC

Perkins Large Cap Value Fund	$287

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2015, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

Perkins Large Cap Value Fund	$200

As of June 30, 2015, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

	% of Class	% of Fund
Fund	Owned	Owned

Perkins Large Cap Value Fund - Class A Shares	-%	-%
Perkins Large Cap Value Fund - Class C Shares	-	-
Perkins Large Cap Value Fund - Class D Shares	-	-
Perkins Large Cap Value Fund - Class I Shares	-	-
Perkins Large Cap Value Fund - Class N Shares	97	45
Perkins Large Cap Value Fund - Class S Shares	98	0
Perkins Large Cap Value Fund - Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

4.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, tax equalization, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed		Loss Deferrals		Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Late-Year	Post-October	to Tax	Appreciation/
Fund	Income	Gains	Capital Losses	Ordinary Loss	Capital Loss	Differences	(Depreciation)

Perkins Large Cap Value Fund	$1,224,524	$3,378,669	$–	$–	$–	$(3,377)	$32,481,472

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments

26 | JUNE 30, 2015

are wash sale loss deferrals and investments in partnerships.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Perkins Large Cap Value Fund	$136,499,497	$33,589,977	$(1,108,505)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2015

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Perkins Large Cap Value Fund	$3,135,185	$8,529,062	$–	$–

For the year ended June 30, 2014

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Perkins Large Cap Value Fund	$2,776,337	$10,834,967	$–	$–

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

	Increase/(Decrease)	Increase/(Decrease) to Undistributed Net	Increase/(Decrease) to Undistributed Net
Fund	to Capital	Investment Income/Loss	Realized Gain/Loss

Perkins Large Cap Value Fund	$235,122	$(105,351)	$(129,771)

Capital has been adjusted by $235,122, including $177,220 of long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

5.	Capital Share Transactions

	Perkins Large Cap Value Fund
For each year ended June 30	2015	2014

Transactions in Fund Shares – Class A Shares:
Shares sold	61,055	40,929
Reinvested dividends and distributions	11,007	17,518
Shares repurchased	(40,710)	(62,400)
Net Increase/(Decrease) in Fund Shares	31,352	(3,953)
Shares Outstanding, Beginning of Period	213,126	217,079
Shares Outstanding, End of Period	244,478	213,126
Transactions in Fund Shares – Class C Shares:
Shares sold	40,476	48,889
Reinvested dividends and distributions	10,498	17,306
Shares repurchased	(63,231)	(66,272)
Net Increase/(Decrease) in Fund Shares	(12,257)	(77)
Shares Outstanding, Beginning of Period	195,137	195,214
Shares Outstanding, End of Period	182,880	195,137

Janus Investment Fund | 27

Notes to Financial Statements (continued)

	Perkins Large Cap Value Fund
For each year ended June 30	2015	2014

Transactions in Fund Shares – Class D Shares:
Shares sold	483,891	641,294
Reinvested dividends and distributions	156,038	232,301
Shares repurchased	(746,874)	(443,863)
Net Increase/(Decrease) in Fund Shares	(106,945)	429,732
Shares Outstanding, Beginning of Period	2,486,903	2,057,171
Shares Outstanding, End of Period	2,379,958	2,486,903
Transactions in Fund Shares – Class I Shares:
Shares sold	28,982	46,977
Reinvested dividends and distributions	164,872	277,834
Shares repurchased	(494,088)	(119,014)
Net Increase/(Decrease) in Fund Shares	(300,234)	205,797
Shares Outstanding, Beginning of Period	2,826,841	2,621,044
Shares Outstanding, End of Period	2,526,607	2,826,841
Transactions in Fund Shares – Class N Shares:
Shares sold	2,153,122	167,449
Reinvested dividends and distributions	332,173	290,486
Shares repurchased	(476,545)	(720,134)
Net Increase/(Decrease) in Fund Shares	2,008,750	(262,199)
Shares Outstanding, Beginning of Period	2,889,695	3,151,894
Shares Outstanding, End of Period	4,898,445	2,889,695
Transactions in Fund Shares – Class S Shares:
Shares sold	237	–
Reinvested dividends and distributions	975	1,321
Shares repurchased	–	(17,369)
Net Increase/(Decrease) in Fund Shares	1,212	(16,048)
Shares Outstanding, Beginning of Period	14,665	30,713
Shares Outstanding, End of Period	15,877	14,665
Transactions in Fund Shares – Class T Shares:
Shares sold	57,453	74,047
Reinvested dividends and distributions	15,766	20,969
Shares repurchased	(80,356)	(47,417)
Net Increase/(Decrease) in Fund Shares	(7,137)	47,599
Shares Outstanding, Beginning of Period	244,108	196,509
Shares Outstanding, End of Period	236,971	244,108

6.	Purchases and Sales of Investment Securities

For the year ended June 30, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Perkins Large Cap Value Fund	$76,246,210	$60,272,470	$–	$–

28 | JUNE 30, 2015

7.	Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2015 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund | 29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders
of Perkins Large Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Perkins Large Cap Value Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) at June 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
August 13, 2015

30 | JUNE 30, 2015

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service

Janus Investment Fund | 31

Additional Information (unaudited) (continued)

providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the

32 | JUNE 30, 2015

second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for

Janus Investment Fund | 33

Additional Information (unaudited) (continued)

the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper

34 | JUNE 30, 2015

quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

Janus Investment Fund | 35

Additional Information (unaudited) (continued)

underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus

36 | JUNE 30, 2015

Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also

Janus Investment Fund | 37

Additional Information (unaudited) (continued)

noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that

38 | JUNE 30, 2015

Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

Janus Investment Fund | 39

Additional Information (unaudited) (continued)

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief

40 | JUNE 30, 2015

that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund | 41

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2015. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will

42 | JUNE 30, 2015

notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or

Janus Investment Fund | 43

Useful Information About Your Fund Report (unaudited) (continued)

investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

44 | JUNE 30, 2015

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2015:

Capital Gain Distributions

Fund

Perkins Large Cap Value Fund	$8,706,282

Dividends Received Deduction Percentage

Fund

Perkins Large Cap Value Fund	100%

Qualified Dividend Income Percentage

Fund

Perkins Large Cap Value Fund	100%

Janus Investment Fund | 45

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 61 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Chief Executive Officer, Imprint Capital (impact investment firm) (since 2013), and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	61	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

46 | JUNE 30, 2015

TRUSTEES (continued)

					Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Managing Director, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	61	Director of MotiveQuest LLC (strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	61	Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Investment Fund | 47

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

					Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	61	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	61	None

48 | JUNE 30, 2015

TRUSTEES (continued)

Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	61	Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

Trustee Consultant

Raudline Etienne* 151 Detroit Street Denver, CO 80206 DOB: 1965	Consultant	6/14-Present	Senior Vice President, Albright Stonebridge Group LLC (global strategy firm) (since 2011). Formerly, Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	N/A	Director of Brightwood Capital Advisors, LLC (since 2014).

*  Raudline Etienne was appointed consultant to the Trustees effective June 2, 2014. Shareholders of the Janus Funds are expected to be asked to elect Ms. Etienne as a Trustee at a future shareholder meeting.

Janus Investment Fund | 49

Trustees and Officers (unaudited) (continued)

OFFICERS

Principal Occupations During the
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Past Five Years

Stephanie Grauerholz 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, Vice President and Assistant Secretary of Janus Distributors LLC, and Vice President of Janus Services LLC (since 2015).

Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present	President of Janus Capital Group Inc. and Janus Capital Management LLC (since 2013); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013), and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

50 | JUNE 30, 2015

Notes

Janus Investment Fund | 51

Notes

52 | JUNE 30, 2015

Notes

Janus Investment Fund | 53

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0815-93824	125-02-93031 08-15

annual report
June 30, 2015

Perkins Mid Cap Value Fund

Janus Investment Fund

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Perkins Mid Cap Value Fund

Perkins Mid Cap Value Fund (unaudited)(closed to certain new investors)

FUND SNAPSHOT
We believe in the timeless adage of the “power of compounding” and reflect this in our focus on mitigating losses in difficult markets. We invest in securities we believe have favorable reward-to-risk ratios by focusing first on rigorous downside analysis prior to determining upside potential. We seek to outperform both our benchmark and peers over a full market cycle by building diversified portfolios of what we believe to be high-quality, undervalued stocks.
Tom Perkins co-portfolio manager	Kevin Preloger co-portfolio manager	Justin Tugman co-portfolio manager

PERFORMANCE OVERVIEW

During the 12 months ended June 30, 2015, Perkins Mid Cap Value Fund’s Class T Shares returned 0.26% compared with a 3.67% return for its benchmark, the Russell Midcap Value Index. Our holdings in health care and consumer discretionary, as well as our overweight position in energy during the period, weighed on relative performance. Stock selection in information technology, our overweight position in consumer staples and underweight in utilities contributed.

MARKET COMMENTARY

The S&P 500 Index, a broad market measure, reached successive record highs during the period. However, the volatility that marked the end of 2014 carried over into the beginning of 2015 and major U.S. stock indices finished the period mixed. Volume and volatility remained muted for much of the period. Earnings during the latter part of the period largely exceeded expectations, but enthusiasm was tempered as valuations were considered stretched compared to long-term averages. Stocks were also aided by favorable economic data; however, generally speaking, the economic data looked choppy. Employment data including nonfarm payrolls and wages exhibited renewed strength during the spring. Partly as a consequence, key retail sales data hinted that consumers were once again finding their footing as a source of broad economic growth. However, the labor force participation rate remained stubbornly low.

After falling below $50 a barrel, from over $100 a barrel at the beginning of the period, crude oil prices reset within a higher trading band. The dollar also stabilized after its recent strong period of appreciation. Both developments were highlighted by the Federal Reserve’s (Fed) June statement, in which it said a potential increase of the Fed Funds rate during the latter part of the year would be “appropriate.” Chairwoman Janet Yellen also reiterated that any move would be data dependent, thoughtful and measured. However, we remain cautious about the impact of current monetary policy as it gets set to unwind. Negative sentiment emanating from Europe – centering on Greece’s ability to meet its debt obligations – impacted U.S. shares late in June. Previous high fliers were especially impacted.

DETRACTORS

Shares in barge operator Kirby Corp. traded lower through the period following the rapid decline in global oil prices. Approximately 20% of Kirby’s annual revenues are directly tied to oil, with approximately $400 million of revenue related to diesel engines for well fracking pumps and rigs, and $200 million to the transport of crude oil in both inland river and coastal barge movements. Management guided fourth quarter results below Street estimates on weakness in both the diesel engine business as well as the crude transport segment. We see fracking-related revenue continuing to be negatively pressured by weak oil prices and their negative impact on rig count in the U.S. However, we believe the recent softness in the crude transport business will ease as we move further into 2015. The core chemical business remains solid, in our view, driven by revenue gains, pricing, and strong margins.

Noble Energy, Inc. is a global independent energy exploration and production company with U.S. assets in the Rocky Mountains, Appalachia, the Gulf of Mexico as well as international operations in offshore Israel and West Africa. Shares of the company suffered when the precipitous fall in crude oil prices at the end of 2014 drove a sell-off across the entire energy complex. The stock also traded lower as Israeli antitrust authorities announced a review of a previous regulatory deal that Noble and its partners signed with the Israeli government. We trimmed our position during the period.

Plains GP Holdings LP is the general partner of Plains All American Pipeline LP. The company has increasing claims on the cash flows generated by its limited partner, which has benefited from increasing crude oil volume growth in the U.S. The shares modestly underperformed its master

Janus Investment Fund | 1

Perkins Mid Cap Value Fund (unaudited)(closed to certain new investors)

limited partnership (MLP) peers as a very strong third quarter earnings report was not enough to offset conservative 2015 distribution guidance and the rapid decline in crude oil prices. The company also acquired 50% of the BridgeTex pipeline joint venture from Occidental Petroleum that we believe should complement the company’s growing asset base in the Permian Basin. We eliminated our holdings in the stock in the first half of the period as we were concerned with the clouded outlook for distribution growth given the steep decline in crude prices.

CONTRIBUTORS

Casey’s General Stores, Inc. operates nearly 1,900 convenience store locations throughout smaller towns in the Midwest U.S., and has begun expanding into the Southeast, including Tennessee and Arkansas. The firm has done a solid job in executing its growth strategy – posting strong same-store sales growth, expanding distribution centers, allowing the company to decrease costs going forward and serve broader geographic markets. We continue to like the execution of Casey’s long-term strategy and thus the stock remains one of our largest holdings in the portfolio.

Informatica Corp. is an independent provider of enterprise data integration software and services. The stock’s strong performance was driven by solid fundamental results, activist involvement, and the announcement by management that they would look at potentially selling the company. In April, it was announced that a private equity firm and the Canada Pension Plan Investment Board would purchase the company in an all cash deal, which helped boost the stock’s performance. As a result of the rally in the stock price on the deal news, we have trimmed our position.

Zoetis, Inc., an animal health company, contributed to performance during the period. A spin-off from Pfizer, Zoetis develops animal health medicines and vaccines, with a focus on livestock and companion animals. The company’s products are sold in North America, Europe, Africa, Asia, Australia and Latin America. In addition, the drug maker has an approved vaccine for swine virus, which is expected to provide a boost to sales and earnings this year. We trimmed some of our position in the period on price strength, which reduced the reward/risk relationship.

MARKET OUTLOOK

As we look ahead, the factors that fueled the market continue to be intact, mainly loose monetary policy on a global basis. However, the Fed has clearly telegraphed its intention and has initiated the process of slowly reducing the amount of liquidity injected into the system and has stated its preference to raise interest rates, “not now, but soon.” Of course this will be dependent on both inflation and jobs data. Some of the recent economic data has been mixed, with first quarter GDP contracting and expectations for the second quarter in the 2% range – far from rapid growth. Meanwhile, nonfarm payrolls continue to increase without much wage inflation, but the labor force participation rate remains stuck at near-record lows. The odds of miscommunication from the Fed would appear to be high as it begins to transition away from policy accommodation. Given this backdrop, the odds would seem to favor increased market volatility. As valuations remain at the upper end of historical ranges, and thus with little room for error, we continue to remain vigilant about the potential for downside risk.

Complacency has set into investor psychology as the S&P 500 Index, a broad market measure, has gone almost four years without a 10% correction, an unusually long time. Given the low level of interest rates, it can be argued that the market is fairly valued based on the S&P 500 trading at 17.4x 2015 estimated earnings. However, based on the Shiller P/E ratio (a price-to-earnings ratio which incorporates inflation adjusted earnings over the past 10 years) the S&P 500 is trading at 27x. This is well above its historical mean of 15.95x and significantly above its average going back to 1881. To put this into context, other instances when this valuation metric was at this level, or higher, included 1929, 2000 and 2007. A potential headwind for the sustainability of the current P/E multiple is corporate profits. In the first quarter, S&P 500 companies delivered paltry earnings growth of 0.80% compared to the same period a year ago. The forecast for the second quarter is for a decline of 4.5%. Simply put, “bad news” has been tolerated by the equity market and this may continue to be the case, until it isn’t. Thus, we continue our focus on building a portfolio of high-quality stocks that we believe will minimize risk should the time come that the equity market views “bad news” as truly bad news.

The Fund’s sector positioning did not materially change. Staples, industrials and health care remain overweight on a relative basis. Conversely, our underweight sectors include consumer discretionary, utilities and basic materials. We decreased our allocation to the energy sector during the period, and ended the period underweight energy. Uncertainties over Greece, the economic slowdown and stock market volatility in China, assorted geopolitical threats, as well as the growth

2 | JUNE 30, 2015

(unaudited)

trajectory of the U.S. economy all are factors that lead us to be cautious given equity valuations. In conclusion, we believe our portfolio of what we consider high-quality stocks will hold up better relative to the overall market should volatility appear. Higher volatility should present us with opportunities to purchase new stocks where the valuation and reward-to-risk ratios are more compelling.

Thank you for your investment with us in Perkins Mid Cap Value Fund.

Janus Investment Fund | 3

Perkins Mid Cap Value Fund (unaudited)(closed to certain new investors)

Perkins Mid Cap Value Fund At A Glance

5 Top Performers – Holdings

Contribution

Casey’s General Stores, Inc.	0.71%
Zoetis, Inc.	0.40%
Informatica Corp.	0.40%
Laboratory Corp. of America Holdings	0.32%
Dr Pepper Snapple Group, Inc.	0.30%

5 Bottom Performers – Holdings

Contribution

Kirby Corp.	–0.54%
Noble Energy, Inc.	–0.52%
Plains GP Holdings LP – Class A	–0.43%
Anadarko Petroleum Corp.	–0.33%
Ensco PLC – Class A	–0.30%

5 Top Performers – Sectors*

		Fund Weighting	Russell Midcap® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Information Technology	1.12%	9.21%	10.80%
Consumer Staples	0.71%	8.66%	3.29%
Utilities	0.44%	6.29%	11.91%
Financials	0.33%	30.67%	32.92%
Telecommunication Services	–0.24%	1.03%	0.33%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell Midcap® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Health Care	–1.58%	10.84%	9.74%
Energy	–1.19%	6.91%	4.49%
Consumer Discretionary	–0.97%	4.64%	10.25%
Industrials	–0.76%	13.84%	9.39%
Materials	–0.35%	3.05%	6.88%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

4 | JUNE 30, 2015

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2015

Laboratory Corp. of America Holdings Health Care Providers & Services	2.5%
Fifth Third Bancorp Commercial Banks	2.5%
Casey’s General Stores, Inc. Food & Staples Retailing	2.5%
Zions Bancorporation Commercial Banks	2.2%
Marsh & McLennan Cos., Inc. Insurance	2.2%

11.9%

Asset Allocation – (% of Net Assets)
As of June 30, 2015

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2015

As of June 30, 2014

Janus Investment Fund | 5

Perkins Mid Cap Value Fund (unaudited)(closed to certain new investors)

Performance

					Expense Ratios – per the
Average Annual Total Return – for the periods ended June 30, 2015					October 28, 2014 prospectuses
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Perkins Mid Cap Value Fund – Class A Shares(1)

NAV	0.11%	11.45%	7.50%	11.68%	0.93%

MOP	–5.66%	10.14%	6.86%	11.29%

Perkins Mid Cap Value Fund – Class C Shares(1)

NAV	–0.62%	10.63%	6.71%	10.94%	1.70%

CDSC	–1.41%	10.63%	6.71%	10.94%

Perkins Mid Cap Value Fund – Class D Shares(1)	0.37%	11.76%	7.76%	11.87%	0.65%

Perkins Mid Cap Value Fund – Class I Shares(1)	0.40%	11.79%	7.71%	11.84%	0.63%

Perkins Mid Cap Value Fund – Class L Shares(1)	0.25%	11.78%	7.87%	11.98%	0.75%

Perkins Mid Cap Value Fund – Class N Shares(1)	0.51%	11.65%	7.71%	11.84%	0.49%

Perkins Mid Cap Value Fund – Class R Shares(1)	–0.26%	11.09%	7.12%	11.34%	1.25%

Perkins Mid Cap Value Fund – Class S Shares(1)	–0.01%	11.37%	7.39%	11.58%	0.99%

Perkins Mid Cap Value Fund – Class T Shares(1)	0.26%	11.65%	7.71%	11.84%	0.74%

Russell Midcap® Value Index	3.67%	17.73%	8.89%	9.90%

Morningstar Quartile – Class T Shares	4th	4th	3rd	1st

Morningstar Ranking – based on total returns for Mid-Cap Value Funds	396/505	412/425	239/350	17/162

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

See important disclosures on the next page.

6 | JUNE 30, 2015

(unaudited)

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Investments in Real Estate Investment Trusts (REITs) may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares), from April 21, 2003 to July 6, 2009, calculated using the fees and expenses of the corresponding class, without the effect of any fee and expense limitations or waivers. For periods prior to April 21, 2003, the performance shown for each class reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a prior reorganization of Berger Mid Cap Value Fund – Investor Shares into the Fund’s former Class J Shares), calculated using the fees and expenses of the corresponding class respectively, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares (formerly named Investor Shares). For the periods prior to April 21, 2003, the performance shown for Class D Shares reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a separate prior reorganization).

Class I Shares commenced operations on July 6, 2009. Performance shown reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares) from April 21, 2003 to July 6, 2009, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers. For the periods prior to April 21, 2003, the performance shown for Class I Shares reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a separate prior reorganization), calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class L Shares commenced operations on April 21, 2003. Performance shown for periods following April 21, 2003, reflects the fees and expenses of Class L Shares (formerly named Institutional Shares), net of any applicable fee and expense limitations or waivers. The performance shown for Class L Shares for the periods from May 17, 2002 to April 17, 2003, reflects the historical performance of Berger Mid Cap Value Fund – Institutional Shares (as a result of a prior reorganization of Berger Mid Cap Value Fund – Institutional Shares into the Fund’s Class L Shares). For the periods prior to May 17, 2002, the performance shown reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares.

Class N Shares of the Fund commenced operations on May 31, 2012. Performance shown for Class N Shares reflects the performance of the Fund’s Class T Shares from July 6, 2009 to May 31, 2012, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers. For the period from April 21, 2003 to July 6, 2009, the performance shown for Class N Shares reflects the performance of Class J Shares (formerly named Investor Shares), calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers. For the periods prior to April 21, 2003, the performance shown for Class N Shares reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a separate prior reorganization), calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class T Shares (formerly named Class J Shares) commenced operations with the Fund’s inception. Performance shown for periods following April 21, 2003, reflects the fees and expenses of Class T Shares in effect during the periods shown, net of any applicable fee and expense limitations or waivers. For the periods prior to April 21, 2003, the performance shown for Class T Shares reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a separate prior reorganization).

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2015 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

Effective March 19, 2015, Tom Perkins, Kevin Preloger and Justin Tugman are Co-Portfolio Managers of the Fund.

*	The predecessor Fund’s inception date – August 12, 1998

(1) Closed to new investors in certain distribution channels.

Janus Investment Fund | 7

Perkins Mid Cap Value Fund (unaudited)(closed to certain new investors)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/15)	(6/30/15)	(1/1/15 - 6/30/15)†	(1/1/15)	(6/30/15)	(1/1/15 - 6/30/15)†	(1/1/15 - 6/30/15)

Class A Shares	$1,000.00	$985.10	$3.94	$1,000.00	$1,020.83	$4.01	0.80%

Class C Shares	$1,000.00	$981.40	$7.61	$1,000.00	$1,017.11	$7.75	1.55%

Class D Shares	$1,000.00	$986.00	$2.76	$1,000.00	$1,022.02	$2.81	0.56%

Class I Shares	$1,000.00	$986.00	$2.76	$1,000.00	$1,022.02	$2.81	0.56%

Class L Shares	$1,000.00	$985.70	$3.25	$1,000.00	$1,021.52	$3.31	0.66%

Class N Shares	$1,000.00	$987.00	$2.02	$1,000.00	$1,022.76	$2.06	0.41%

Class R Shares	$1,000.00	$983.00	$5.70	$1,000.00	$1,019.04	$5.81	1.16%

Class S Shares	$1,000.00	$984.10	$4.48	$1,000.00	$1,020.28	$4.56	0.91%

Class T Shares	$1,000.00	$985.50	$3.25	$1,000.00	$1,021.52	$3.31	0.66%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8 | JUNE 30, 2015

Perkins Mid Cap Value Fund

Schedule of Investments

As of June 30, 2015

Shares or Principal Amount		Value
Common Stocks – 95.7%
Aerospace & Defense – 2.3%
220,932	Precision Castparts Corp.	$44,157,679
925,104	Rockwell Collins, Inc.	85,433,354

		129,591,033
Beverages – 3.5%
1,557,475	Coca-Cola Enterprises, Inc.	67,656,714
1,095,442	Dr Pepper Snapple Group, Inc.	79,857,722
707,598	Molson Coors Brewing Co. – Class B	49,397,416

		196,911,852
Building Products – 0.6%
908,839	Simpson Manufacturing Co., Inc.	30,900,526
Capital Markets – 2.4%
1,779,522	Raymond James Financial, Inc.	106,023,921
519,956	Stifel Financial Corp.*	30,022,259

		136,046,180
Chemicals – 1.8%
733,663	Cabot Corp.	27,358,293
1,360,570	FMC Corp.	71,497,954

		98,856,247
Commercial Banks – 10.9%
900,247	CIT Group, Inc.	41,852,483
4,034,859	Citizens Financial Group, Inc.	110,191,999
1,494,375	Comerica, Inc.	76,691,325
6,624,773	Fifth Third Bancorp	137,927,774
392,902	First Republic Bank	24,764,613
1,367,950	MB Financial, Inc.	47,112,198
2,521,479	Umpqua Holdings Corp.	45,361,407
3,890,793	Zions Bancorporation	123,474,316

		607,376,115
Commercial Services & Supplies – 4.3%
1,671,884	Republic Services, Inc.	65,487,696
2,110,616	Tyco International PLC	81,216,504
2,001,161	Waste Connections, Inc.	94,294,706

		240,998,906
Communications Equipment – 0.6%
278,276	F5 Networks, Inc.*	33,490,517
Consumer Finance – 1.5%
1,957,451	Ally Financial, Inc.*	43,905,626
708,592	Discover Financial Services	40,829,071

		84,734,697
Containers & Packaging – 1.4%
97,856	Crown Holdings, Inc.*	5,177,561
1,160,675	Packaging Corp. of America	72,530,581

		77,708,142
Electric Utilities – 1.9%
3,493,742	PPL Corp.	102,960,577
Electrical Equipment – 1.7%
2,849,218	Babcock & Wilcox Co.*	93,454,351
Electronic Equipment, Instruments & Components – 0.7%
1,293,145	Keysight Technologies, Inc.*	40,333,193
Energy Equipment & Services – 1.7%
500,534	Dril-Quip, Inc.*	37,665,183
559,882	Oil States International, Inc.*	20,844,407
1,572,700	Tidewater, Inc.	35,747,471

		94,257,061
Food & Staples Retailing – 2.9%
1,426,612	Casey’s General Stores, Inc.£	136,583,833
611,614	Sysco Corp.	22,079,265

		158,663,098
Food Products – 3.2%
407,349	Hershey Co.	36,184,812
624,521	JM Smucker Co.	67,704,321
592,227	McCormick & Co., Inc.	47,940,776
332,976	Sanderson Farms, Inc.	25,026,476

		176,856,385
Gas Utilities – 2.0%
1,183,998	AGL Resources, Inc.	55,126,947
1,013,588	Southwest Gas Corp.	53,933,018

		109,059,965
Health Care Equipment & Supplies – 2.1%
656,417	Stryker Corp.	62,733,773
497,815	Zimmer Biomet Holdings, Inc.	54,376,332

		117,110,105
Health Care Providers & Services – 3.4%
1,152,138	Laboratory Corp. of America Holdings*	139,662,168
208,607	McKesson Corp.	46,896,940

		186,559,108
Information Technology Services – 2.3%
612,178	Jack Henry & Associates, Inc.	39,607,917
946,069	Teradata Corp.*	35,004,553
1,287,650	Total System Services, Inc.	53,785,140

		128,397,610
Insurance – 7.6%
1,333,867	Allstate Corp.	86,527,952
772,093	Arthur J Gallagher & Co.	36,519,999
2,170,683	Marsh & McLennan Cos., Inc.	123,077,726
593,493	RenaissanceRe Holdings, Ltd.	60,245,475
2,048,020	Torchmark Corp.	119,235,724

		425,606,876
Life Sciences Tools & Services – 3.5%
2,537,665	Agilent Technologies, Inc.	97,903,116
746,640	Thermo Fisher Scientific, Inc.	96,884,006

		194,787,122
Machinery – 3.4%
1,126,557	Kennametal, Inc.	38,438,125
650,880	Lincoln Electric Holdings, Inc.	39,632,083
1,475,674	Timken Co.	53,965,398
498,584	Valmont Industries, Inc.	59,266,680

		191,302,286
Marine – 0.9%
625,711	Kirby Corp.*	47,967,005
Media – 1.2%
991,422	Omnicom Group, Inc.	68,893,915
Multi-Utilities – 1.9%
1,837,824	Alliant Energy Corp.	106,079,201

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 9

Perkins Mid Cap Value Fund

Schedule of Investments

As of June 30, 2015

Shares or Principal Amount		Value
Multiline Retail – 0.6%
495,187	Macy’s, Inc.	$33,410,267
Oil, Gas & Consumable Fuels – 4.6%
821,897	Anadarko Petroleum Corp.	64,157,280
521,387	Cimarex Energy Co.	57,514,200
479,209	MarkWest Energy Partners LP	27,017,803
398,283	Noble Energy, Inc.	16,998,718
1,459,650	Western Gas Partners LP	92,498,021

		258,186,022
Pharmaceuticals – 1.0%
1,134,573	Zoetis, Inc.	54,709,110
Real Estate Investment Trusts (REITs) – 8.9%
701,279	Alexandria Real Estate Equities, Inc.	61,333,861
340,223	AvalonBay Communities, Inc.	54,391,451
1,525,015	Equity Lifestyle Properties, Inc.	80,185,289
981,348	Extra Space Storage, Inc.	64,003,517
1,318,362	Healthcare Trust of America, Inc. – Class A	31,574,770
351,667	Home Properties, Inc.	25,689,274
1,983,020	Host Hotels & Resorts, Inc.	39,323,287
278,848	Post Properties, Inc.	15,160,966
1,711,342	Potlatch Corp.£	60,444,599
1,902,204	Redwood Trust, Inc.£	29,864,603
971,179	Weyerhaeuser Co.	30,592,138

		492,563,755
Road & Rail – 2.2%
303,777	Canadian Pacific Railway, Ltd. (U.S. Shares)	48,674,189
2,233,295	CSX Corp.	72,917,082

		121,591,271
Semiconductor & Semiconductor Equipment – 1.9%
758,304	Analog Devices, Inc.	48,671,742
1,166,068	Microchip Technology, Inc.	55,300,775

		103,972,517
Software – 4.2%
773,104	Check Point Software Technologies, Ltd.*	61,500,423
1,174,389	Informatica Corp.*	56,922,635
1,214,928	NetScout Systems, Inc.*	44,551,410
1,396,221	Synopsys, Inc.*	70,718,594

		233,693,062
Technology Hardware, Storage & Peripherals – 0.4%
791,884	NetApp, Inc.	24,991,859
Textiles, Apparel & Luxury Goods – 1.5%
336,906	PVH Corp.	38,811,571
1,091,087	Steven Madden, Ltd.*	46,676,702

		85,488,273
Thrifts & Mortgage Finance – 0.7%
1,742,272	Washington Federal, Inc.	40,682,051

Total Common Stocks (cost $4,260,589,454)		5,328,190,260
Repurchase Agreements – 4.2%
$117,700,000	Undivided interest of 58.8% in a joint repurchase agreement (principal amount $200,300,000 with a maturity value of $200,300,556) with ING Financial Markets LLC, 0.1000%, dated 6/30/15, maturing 7/1/15, to be repurchased at $117,700,327 collateralized by $220,243,953 in U.S. Treasuries, 0% – 4.2500%, 10/31/15 – 11/15/43, with a value of $204,308,612	117,700,000
40,000,000	Undivided interest of 40.0% in a joint repurchase agreement (principal amount $100,000,000 with a maturity value of $100,000,167) with RBC Capital Markets Corp., 0.0600%, dated 6/30/15, maturing 7/1/15, to be repurchased at $40,000,067 collateralized by $116,489,256 in U.S. Treasuries, 0% – 8.7500%, 8/15/15 – 11/15/44, with a value of $102,000,016	40,000,000
75,000,000	Undivided interest of 50.0% in a joint repurchase agreement (principal amount $150,000,000 with a maturity value of $150,000,417) with Credit Agricole, New York, 0.1000%, dated 6/30/15, maturing 7/1/15, to be repurchased at $75,000,208 collateralized by $59,112,294 in U.S. Government Agencies, 0.7500% – 6.0000%, 1/12/18 – 10/15/44, and $82,897,096 in U.S. Treasuries, 0% – 4.6250%, 7/15/15 – 5/15/40, with a value of $153,000,003	75,000,000

Total Repurchase Agreements (cost $232,700,000)		232,700,000
Total Investments (total cost $4,493,289,454) – 99.9%		5,560,890,260

Cash, Receivables and Other Assets, net of Liabilities – 0.1%		4,418,145

Net Assets – 100%		$5,565,308,405

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States	$5,450,715,648	98.0%
Israel	61,500,423	1.1
Canada	48,674,189	0.9

Total	$5,560,890,260	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 | JUNE 30, 2015

Notes to Schedule of Investments and Other Information

Russell Midcap® Value Index	Measures the performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® Index	Measures broad U.S. equity performance.

LLC	Limited Liability Company

LP	Limited Partnership

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

£	The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended June 30, 2015. Unless otherwise indicated, all information in the table is for the year ended June 30, 2015.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/14	Purchases	Sales	at 6/30/15	Gain/(Loss)	Income	at 6/30/15

Perkins Mid Cap Value Fund
Casey’s General Stores, Inc.(1)	2,123,443	90,871	(787,702)	1,426,612	$12,694,930	$ 1,472,924	N/A
Plains GP Holdings LP – Class A	7,165,115	446,128	(7,611,243)	–	29,001,845	2,108,645	$ –
Potlatch Corp.(1)	2,122,871	325,184	(736,713)	1,711,342	(373,451)	2,535,029	N/A
Redwood Trust, Inc.(1)	4,246,090	–	(2,343,886)	1,902,204	(2,984,425)	4,212,059	N/A

Total					$38,338,899	$10,328,657	$ –

(1)	No longer an affiliate as of June 30, 2015.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2015. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2015)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Perkins Mid Cap Value Fund
Assets
Investments in Securities:
Common Stocks	$5,328,190,260	$ –	$–

Repurchase Agreements	–	232,700,000	–

Total Assets	$5,328,190,260	$232,700,000	$–

Janus Investment Fund | 11

Statement of Assets and Liabilities

As of June 30, 2015	Perkins Mid Cap Value Fund

Assets:
Investments, at cost(1)	$4,493,289,454
Investments, at value	$5,328,190,260
Repurchase agreements, at value	232,700,000
Cash	87,539
Non-interested Trustees’ deferred compensation	111,656
Receivables:
Investments sold	52,097,382
Fund shares sold	2,322,342
Dividends	10,648,399
Interest	602
Other assets	20,113
Total Assets	5,626,178,293
Liabilities:
Payables:
Investments purchased	33,103,674
Fund shares repurchased	23,056,117
Advisory fees	1,800,242
Fund administration fees	45,527
Transfer agent fees and expenses	1,561,134
12b-1 Distribution and shareholder servicing fees	494,913
Non-interested Trustees’ fees and expenses	43,598
Non-interested Trustees’ deferred compensation fees	111,656
Accrued expenses and other payables	653,027
Total Liabilities	60,869,888
Net Assets	$5,565,308,405

See Notes to Financial Statements.

12 | JUNE 30, 2015

As of June 30, 2015	Perkins Mid Cap Value Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)	$3,979,852,263
Undistributed net investment income/(loss)	25,173,801
Undistributed net realized gain/(loss) from investments and foreign currency transactions	492,648,136
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,067,634,205
Total Net Assets	$5,565,308,405
Net Assets - Class A Shares	$217,357,609
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	10,941,291
Net Asset Value Per Share(2)	$19.87
Maximum Offering Price Per Share(3)	$21.08
Net Assets - Class C Shares	$115,667,099
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,917,456
Net Asset Value Per Share(2)	$19.55
Net Assets - Class D Shares	$827,953,870
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	42,008,166
Net Asset Value Per Share	$19.71
Net Assets - Class I Shares	$1,407,953,336
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	71,408,411
Net Asset Value Per Share	$19.72
Net Assets - Class L Shares	$12,607,862
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	630,785
Net Asset Value Per Share	$19.99
Net Assets - Class N Shares	$281,522,330
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	14,298,890
Net Asset Value Per Share	$19.69
Net Assets - Class R Shares	$89,478,364
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,546,735
Net Asset Value Per Share	$19.68
Net Assets - Class S Shares	$198,232,184
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	9,990,533
Net Asset Value Per Share	$19.84
Net Assets - Class T Shares	$2,414,535,751
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	122,208,171
Net Asset Value Per Share	$19.76

(1)	Includes cost of repurchase agreements of $232,700,000.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3)	Maximum offering price is computed at 100/94.25 of net asset value.
See Notes to Financial Statements.

Janus Investment Fund | 13

Statement of Operations

Perkins Mid Cap
For the year ended June 30, 2015	Value Fund

Investment Income:
Interest	$166,433
Dividends	108,287,082
Dividends from affiliates	10,328,657
Other income	6
Foreign tax withheld	(856,931)
Total Investment Income	117,925,247
Expenses:
Advisory fees	29,570,392
12b-1 Distribution and shareholder servicing fees:
Class A Shares	782,621
Class C Shares	1,408,881
Class R Shares	530,032
Class S Shares	672,942
Transfer agent administrative fees and expenses:
Class D Shares	1,072,922
Class L Shares	44,258
Class R Shares	265,016
Class S Shares	672,942
Class T Shares	7,919,285
Transfer agent networking and omnibus fees:
Class A Shares	448,519
Class C Shares	133,496
Class I Shares	2,472,353
Other transfer agent fees and expenses:
Class A Shares	38,334
Class C Shares	22,466
Class D Shares	172,603
Class I Shares	98,153
Class L Shares	542
Class N Shares	3,343
Class R Shares	3,110
Class S Shares	4,943
Class T Shares	49,346
Shareholder reports expense	436,309
Registration fees	265,234
Custodian fees	35,808
Professional fees	140,649
Non-interested Trustees’ fees and expenses	141,543
Fund administration fees	648,293
Other expenses	276,812
Total Expenses	48,331,147
Net Expenses	48,331,147
Net Investment Income/(Loss)	69,594,101
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	926,058,767
Investments in affiliates	38,338,899
Total Net Realized Gain/(Loss) on Investments	964,397,666
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(995,297,890)
Total Change in Unrealized Net Appreciation/Depreciation	(995,297,890)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$38,693,877

See Notes to Financial Statements.

14 | JUNE 30, 2015

Statements of Changes in Net Assets

	Perkins Mid Cap
	Value Fund
For each year ended June 30	2015	2014

Operations:
Net investment income/(loss)	$69,594,101	$131,928,615
Net realized gain/(loss) on investments	964,397,666	1,614,874,196
Change in unrealized net appreciation/depreciation	(995,297,890)	118,204,237
Net Increase/(Decrease) in Net Assets Resulting from Operations	38,693,877	1,865,007,048
Dividends and Distributions to Shareholders:
Net Investment Income
Class A Shares	(5,940,967)	(9,460,143)
Class C Shares	(1,728,498)	(591,359)
Class D Shares	(26,626,446)	(13,553,210)
Class I Shares	(60,085,448)	(40,639,172)
Class L Shares	(525,737)	(374,891)
Class N Shares	(11,502,967)	(4,653,498)
Class R Shares	(1,915,197)	(1,092,655)
Class S Shares	(4,806,203)	(5,066,067)
Class T Shares	(87,392,023)	(65,742,480)
Net Realized Gain from Investment Transactions
Class A Shares	(59,097,635)	(98,448,877)
Class C Shares	(27,692,822)	(21,494,905)
Class D Shares	(170,540,333)	(106,207,159)
Class I Shares	(387,019,885)	(315,702,767)
Class L Shares	(3,550,347)	(2,855,788)
Class N Shares	(68,277,150)	(32,931,987)
Class R Shares	(20,399,307)	(16,427,530)
Class S Shares	(49,292,220)	(63,560,399)
Class T Shares	(615,613,262)	(572,875,929)
Net Decrease from Dividends and Distributions to Shareholders	(1,602,006,447)	(1,371,678,816)

See footnotes at the end of the Statements.
See Notes to Financial Statements.

Janus Investment Fund | 15

Statements of Changes in Net Assets  (continued)

	Perkins Mid Cap
	Value Fund
For each year ended June 30	2015	2014

Capital Share Transactions:
Shares Sold
Class A Shares	42,170,169	135,701,914
Class C Shares	13,002,164	17,805,127
Class D Shares	21,649,556	27,043,949
Class I Shares	556,042,706	558,475,580
Class L Shares	796,226	570,090
Class N Shares	53,937,500	224,605,131
Class R Shares	20,947,984	29,333,859
Class S Shares	64,680,302	124,116,318
Class T Shares	221,831,258	434,486,155
Reinvested Dividends and Distributions
Class A Shares	54,491,054	94,620,795
Class C Shares	23,551,202	17,312,154
Class D Shares	192,312,707	117,024,460
Class I Shares	401,213,809	305,228,651
Class L Shares	3,335,352	2,710,316
Class N Shares	79,154,920	37,585,485
Class R Shares	20,663,587	16,025,663
Class S Shares	53,969,494	68,482,737
Class T Shares	686,112,906	624,423,622
Shares Repurchased
Class A Shares	(290,651,332)	(668,363,965)
Class C Shares	(51,519,685)	(72,006,015)
Class D Shares	(132,474,212)	(118,775,476)
Class I Shares	(1,414,466,097)	(1,737,229,929)
Class L Shares	(10,409,977)	(5,881,090)
Class N Shares	(172,748,897)	(104,895,907)
Class R Shares	(57,098,079)	(89,164,865)
Class S Shares	(254,634,220)	(541,589,593)
Class T Shares	(1,798,019,978)	(2,881,588,559)
Net Increase/(Decrease) from Capital Share Transactions	(1,672,159,581)	(3,383,943,393)
Net Increase/(Decrease) in Net Assets	(3,235,472,151)	(2,890,615,161)
Net Assets:
Beginning of period	8,800,780,556	11,691,395,717
End of period	$5,565,308,405	$8,800,780,556

Undistributed Net Investment Income/(Loss)	$25,173,801	$146,539,777

See Notes to Financial Statements.

16 | JUNE 30, 2015

Financial Highlights

Class A Shares

	Perkins Mid Cap Value Fund
For a share outstanding during each year ended June 30	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$25.00	$23.96	$20.93	$23.66	$19.04
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.18(1)	0.26(1)	0.28	0.18	0.19
Net realized and unrealized gain/(loss)	(0.07)	4.14	3.66	(1.15)	4.57
Total from Investment Operations	0.11	4.40	3.94	(0.97)	4.76
Less Dividends and Distributions:
Dividends (from net investment income)	(0.48)	(0.29)	(0.13)	(0.13)	(0.14)
Distributions (from capital gains)	(4.76)	(3.07)	(0.78)	(1.63)	–
Total Dividends and Distributions	(5.24)	(3.36)	(0.91)	(1.76)	(0.14)
Net Asset Value, End of Period	$19.87	$25.00	$23.96	$20.93	$23.66
Total Return	0.11%	19.72%	19.33%	(3.84)%	25.04%
Net Assets, End of Period (in thousands)	$217,358	$476,695	$896,589	$1,157,423	$1,358,791
Average Net Assets for the Period (in thousands)	$313,048	$729,640	$996,195	$1,198,373	$1,228,239
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.84%	0.93%	1.00%	1.06%	1.20%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.84%	0.93%	0.95%	1.02%	1.17%
Ratio of Net Investment Income/(Loss)	0.79%	1.06%	0.98%	0.98%	0.82%
Portfolio Turnover Rate	49%	51%	60%	54%	66%

Class C Shares

	Perkins Mid Cap Value Fund
For a share outstanding during each year ended June 30	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$24.66	$23.65	$20.74	$23.50	$18.93
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.02(1)	0.08(1)	0.03	0.01	0.04
Net realized and unrealized gain/(loss)	(0.07)	4.08	3.70	(1.14)	4.53
Total from Investment Operations	(0.05)	4.16	3.73	(1.13)	4.57
Less Dividends and Distributions:
Dividends (from net investment income)	(0.30)	(0.08)	(0.04)	–(2)	–(2)
Distributions (from capital gains)	(4.76)	(3.07)	(0.78)	(1.63)	–
Total Dividends and Distributions	(5.06)	(3.15)	(0.82)	(1.63)	–
Net Asset Value, End of Period	$19.55	$24.66	$23.65	$20.74	$23.50
Total Return	(0.62)%	18.83%	18.45%	(4.58)%	24.17%
Net Assets, End of Period (in thousands)	$115,667	$160,595	$189,096	$210,874	$242,324
Average Net Assets for the Period (in thousands)	$140,888	$177,414	$203,923	$217,116	$211,474
Ratios to Average Net Assets:
Ratio of Gross Expenses	1.54%	1.70%	1.72%	1.79%	1.87%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.54%	1.68%	1.71%	1.77%	1.87%
Ratio of Net Investment Income/(Loss)	0.07%	0.35%	0.24%	0.23%	0.11%
Portfolio Turnover Rate	49%	51%	60%	54%	66%

(1)	Per share amounts are calculated based on average shares outstanding during the year.
(2)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund | 17

Financial Highlights  (continued)

Class D Shares

	Perkins Mid Cap Value Fund
For a share outstanding during each year ended June 30	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$25.04	$24.03	$20.96	$23.71	$19.06
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.22(1)	0.34(1)	0.30	0.24	0.26
Net realized and unrealized gain/(loss)	(0.05)	4.13	3.72	(1.16)	4.57
Total from Investment Operations	0.17	4.47	4.02	(0.92)	4.83
Less Dividends and Distributions:
Dividends (from net investment income)	(0.74)	(0.39)	(0.17)	(0.20)	(0.18)
Distributions (from capital gains)	(4.76)	(3.07)	(0.78)	(1.63)	–
Total Dividends and Distributions	(5.50)	(3.46)	(0.95)	(1.83)	(0.18)
Net Asset Value, End of Period	$19.71	$25.04	$24.03	$20.96	$23.71
Total Return	0.37%	20.00%	19.72%	(3.57)%	25.40%
Net Assets, End of Period (in thousands)	$827,954	$939,775	$869,066	$818,836	$936,795
Average Net Assets for the Period (in thousands)	$894,102	$905,095	$840,920	$848,059	$896,522
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.58%	0.65%	0.68%	0.74%	0.88%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.58%	0.65%	0.68%	0.74%	0.88%
Ratio of Net Investment Income/(Loss)	1.01%	1.39%	1.27%	1.26%	1.14%
Portfolio Turnover Rate	49%	51%	60%	54%	66%

Class I Shares

	Perkins Mid Cap Value Fund
For a share outstanding during each year ended June 30	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$25.04	$24.02	$20.95	$23.71	$19.07
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.25(1)	0.34(1)	0.34	0.23	0.25
Net realized and unrealized gain/(loss)	(0.07)	4.15	3.68	(1.15)	4.59
Total from Investment Operations	0.18	4.49	4.02	(0.92)	4.84
Less Dividends and Distributions:
Dividends (from net investment income)	(0.74)	(0.40)	(0.17)	(0.21)	(0.20)
Distributions (from capital gains)	(4.76)	(3.07)	(0.78)	(1.63)	–
Total Dividends and Distributions	(5.50)	(3.47)	(0.95)	(1.84)	(0.20)
Net Asset Value, End of Period	$19.72	$25.04	$24.02	$20.95	$23.71
Total Return	0.40%	20.07%	19.71%	(3.58)%	25.46%
Net Assets, End of Period (in thousands)	$1,407,953	$2,290,695	$3,033,537	$3,412,395	$3,385,626
Average Net Assets for the Period (in thousands)	$1,967,896	$2,674,830	$3,245,850	$3,277,486	$2,900,600
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.57%	0.63%	0.63%	0.73%	0.84%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.57%	0.63%	0.63%	0.73%	0.84%
Ratio of Net Investment Income/(Loss)	1.10%	1.39%	1.32%	1.28%	1.14%
Portfolio Turnover Rate	49%	51%	60%	54%	66%

(1)	Per share amounts are calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

18 | JUNE 30, 2015

Class L Shares

	Perkins Mid Cap Value Fund
For a share outstanding during each year ended June 30	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$25.31	$24.26	$21.12	$23.90	$19.18
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.22(1)	0.34(1)	2.82	1.89	0.73
Net realized and unrealized gain/(loss)	(0.08)	4.18	1.25	(2.82)	4.18
Total from Investment Operations	0.14	4.52	4.07	(0.93)	4.91
Less Dividends and Distributions:
Dividends (from net investment income)	(0.70)	(0.40)	(0.15)	(0.22)	(0.19)
Distributions (from capital gains)	(4.76)	(3.07)	(0.78)	(1.63)	–(2)
Total Dividends and Distributions	(5.46)	(3.47)	(0.93)	(1.85)	(0.19)
Net Asset Value, End of Period	$19.99	$25.31	$24.26	$21.12	$23.90
Total Return	0.25%	20.02%	19.77%	(3.59)%	25.66%
Net Assets, End of Period (in thousands)	$12,608	$22,872	$24,332	$33,875	$63,549
Average Net Assets for the Period (in thousands)	$17,713	$24,042	$29,252	$54,047	$66,281
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.69%	0.75%	0.77%	0.84%	0.99%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.69%	0.68%	0.60%	0.77%	0.74%
Ratio of Net Investment Income/(Loss)	0.96%	1.36%	1.38%	1.27%	1.32%
Portfolio Turnover Rate	49%	51%	60%	54%	66%

Class N Shares

	Perkins Mid Cap Value Fund
For a share outstanding during each year or period ended June 30	2015	2014	2013	2012(3)

Net Asset Value, Beginning of Period	$25.05	$24.03	$20.95	$20.44
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.26(1)	0.38(1)	0.31	(0.04)
Net realized and unrealized gain/(loss)	(0.06)	4.14	3.74	0.55
Total from Investment Operations	0.20	4.52	4.05	0.51
Less Dividends and Distributions:
Dividends (from net investment income)	(0.80)	(0.43)	(0.19)	–
Distributions (from capital gains)	(4.76)	(3.07)	(0.78)	–
Total Dividends and Distributions	(5.56)	(3.50)	(0.97)	–
Net Asset Value, End of Period	$19.69	$25.05	$24.03	$20.95
Total Return*	0.51%	20.25%	19.89%	2.50%
Net Assets, End of Period (in thousands)	$281,522	$398,115	$222,244	$21,405
Average Net Assets for the Period (in thousands)	$348,342	$306,197	$129,631	$8,142
Ratios to Average Net Assets:
Ratio of Gross Expenses**	0.43%	0.49%	0.52%	0.58%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	0.43%	0.49%	0.52%	0.57%
Ratio of Net Investment Income/(Loss)**	1.17%	1.57%	1.44%	(3.02)%
Portfolio Turnover Rate	49%	51%	60%	54%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year.
(2)	Less than $0.005 on a per share basis.
(3)	Period from May 31, 2012 (inception date) through June 30, 2012.

See Notes to Financial Statements.

Janus Investment Fund | 19

Financial Highlights  (continued)

Class R Shares

	Perkins Mid Cap Value Fund
For a share outstanding during each year ended June 30	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$24.86	$23.83	$20.86	$23.59	$19.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.09(1)	0.19(1)	0.16	0.10	0.12
Net realized and unrealized gain/(loss)	(0.06)	4.11	3.69	(1.14)	4.56
Total from Investment Operations	0.03	4.30	3.85	(1.04)	4.68
Less Dividends and Distributions:
Dividends (from net investment income)	(0.45)	(0.20)	(0.10)	(0.06)	(0.09)
Distributions (from capital gains)	(4.76)	(3.07)	(0.78)	(1.63)	–
Total Dividends and Distributions	(5.21)	(3.27)	(0.88)	(1.69)	(0.09)
Net Asset Value, End of Period	$19.68	$24.86	$23.83	$20.86	$23.59
Total Return	(0.26)%	19.35%	18.97%	(4.15)%	24.64%
Net Assets, End of Period (in thousands)	$89,478	$127,464	$163,302	$161,056	$170,602
Average Net Assets for the Period (in thousands)	$106,006	$143,754	$162,747	$157,701	$146,674
Ratios to Average Net Assets:
Ratio of Gross Expenses	1.19%	1.25%	1.26%	1.34%	1.49%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.19%	1.25%	1.26%	1.34%	1.49%
Ratio of Net Investment Income/(Loss)	0.43%	0.77%	0.69%	0.66%	0.47%
Portfolio Turnover Rate	49%	51%	60%	54%	66%

Class S Shares

	Perkins Mid Cap Value Fund
For a share outstanding during each year ended June 30	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$24.98	$23.91	$20.90	$23.64	$19.03
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.15(1)	0.25(1)	0.23	0.16	0.17
Net realized and unrealized gain/(loss)	(0.07)	4.13	3.69	(1.15)	4.56
Total from Investment Operations	0.08	4.38	3.92	(0.99)	4.73
Less Dividends and Distributions:
Dividends (from net investment income)	(0.46)	(0.24)	(0.13)	(0.12)	(0.12)
Distributions (from capital gains)	(4.76)	(3.07)	(0.78)	(1.63)	–
Total Dividends and Distributions	(5.22)	(3.31)	(0.91)	(1.75)	(0.12)
Net Asset Value, End of Period	$19.84	$24.98	$23.91	$20.90	$23.64
Total Return	(0.01)%	19.65%	19.27%	(3.90)%	24.91%
Net Assets, End of Period (in thousands)	$198,232	$387,978	$709,171	$794,421	$834,778
Average Net Assets for the Period (in thousands)	$269,177	$536,193	$770,990	$795,213	$742,692
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.94%	0.99%	1.02%	1.09%	1.24%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.94%	0.99%	1.01%	1.09%	1.24%
Ratio of Net Investment Income/(Loss)	0.68%	1.00%	0.93%	0.92%	0.74%
Portfolio Turnover Rate	49%	51%	60%	54%	66%

(1)	Per share amounts are calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

20 | JUNE 30, 2015

Class T Shares

	Perkins Mid Cap Value Fund
For a share outstanding during each year ended June 30	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$25.05	$24.01	$20.96	$23.70	$19.06
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.21(1)	0.32(1)	0.32	0.23	0.24
Net realized and unrealized gain/(loss)	(0.06)	4.14	3.67	(1.17)	4.56
Total from Investment Operations	0.15	4.46	3.99	(0.94)	4.80
Less Dividends and Distributions:
Dividends (from net investment income)	(0.68)	(0.35)	(0.16)	(0.17)	(0.16)
Distributions (from capital gains)	(4.76)	(3.07)	(0.78)	(1.63)	–(2)
Total Dividends and Distributions	(5.44)	(3.42)	(0.94)	(1.80)	(0.16)
Net Asset Value, End of Period	$19.76	$25.05	$24.01	$20.96	$23.70
Total Return	0.26%	19.96%	19.56%	(3.66)%	25.24%
Net Assets, End of Period (in thousands)	$2,414,536	$3,996,592	$5,584,059	$6,202,441	$7,796,637
Average Net Assets for the Period (in thousands)	$3,167,714	$4,815,160	$6,004,535	$6,737,743	$7,597,129
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.69%	0.74%	0.77%	0.84%	0.99%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.69%	0.73%	0.76%	0.83%	0.99%
Ratio of Net Investment Income/(Loss)	0.94%	1.29%	1.19%	1.16%	1.02%
Portfolio Turnover Rate	49%	51%	60%	54%	66%

**	Annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year.
(2)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund | 21

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Perkins Mid Cap Value Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class L Shares are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class N Shares also are available to Janus proprietary products.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as

22 | JUNE 30, 2015

available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary
FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Janus Investment Fund | 23

Notes to Financial Statements (continued)

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions
The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

24 | JUNE 30, 2015

2.	Other Investments and Strategies

Additional Investment Risk
The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities
The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting

Janus Investment Fund | 25

Notes to Financial Statements (continued)

arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
Counterparty	of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Credit Agricole, New York	$ 75,000,000	$–	$ (75,000,000)	$–
ING Financial Markets LLC	117,700,000		(117,700,000)
RBC Capital Markets Corp.	40,000,000	–	(40,000,000)	–

Total	$232,700,000	$–	$(232,700,000)	$–

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

Real Estate Investing
The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements
The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following

26 | JUNE 30, 2015

table reflects the Fund’s “base” fee rate prior to any performance adjustment (expressed as an annual rate).

Fund	Base Fee Rate (%)

Perkins Mid Cap Value Fund	0.64

The investment advisory fee rate is determined by calculating a base fee (shown in the table above) and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

Perkins Mid Cap Value Fund	Russell Midcap® Value Index

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period.

The Fund’s prospectuses and statements of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment, if applicable. The performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses for the year ended June 30, 2015 is below:

Performance Adjusted
Investment Advisory
Fund	Fee Rate (%)

Perkins Mid Cap Value Fund	0.41

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Fund. Perkins (together with its predecessors), has been in the investment management business since 1984 and provides day-to-day management of the Fund’s portfolio operations subject to the general oversight of Janus Capital. Janus Capital owns 100% of Perkins.

Janus Capital pays Perkins a subadvisory fee equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Fund’s performance relative to the Fund’s benchmark index over the performance measurement period.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the transfer agency agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least November 1, 2015.

Fund	Expense Limit (%)

Perkins Mid Cap Value Fund	0.77

If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the transfer agency agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or

Janus Investment Fund | 27

Notes to Financial Statements (continued)

arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services receives an administrative fee based on the average daily net assets Class L Shares of the Fund based on the average proportion of the Fund’s total net assets sold directly and the average proportion of the Fund’s net assets sold through financial intermediaries on a monthly basis. The asset-weighted fee is calculated by applying a blended annual fee rate of 0.12% on average net assets for the proportion of assets sold directly and 0.25% on average net assets for the proportion of assets sold through financial intermediaries. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations. Janus Services has agreed to waive all or a portion of this fee. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Services or Janus Capital without prior notification to shareholders. Removal of this fee waiver may have a significant impact on Class L Shares’ total expense ratio. If applicable, amounts waived to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services is compensated for its services related to the Fund’s Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs

28 | JUNE 30, 2015

based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $580,523 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2015. The Fund’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2015 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2015 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $279,000 were paid by the Trust to a Trustee under the Deferred Plan during the year ended June 30, 2015.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2015 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the year ended June 30, 2015, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Perkins Mid Cap Value Fund	$11,663

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the year ended June 30, 2015.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2015, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

Perkins Mid Cap Value Fund	$3,445

4.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, tax equalization, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Janus Investment Fund | 29

Notes to Financial Statements (continued)

	Undistributed	Undistributed		Loss Deferrals		Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Late-Year	Post-October	to Tax	Appreciation/
Fund	Income	Gains	Capital Losses	Ordinary Loss	Capital Loss	Differences	(Depreciation)

Perkins Mid Cap Value Fund	$25,285,457	$518,385,321	$–	$–	$–	$(78,259)	$1,041,863,620

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Perkins Mid Cap Value Fund	$4,519,026,640	$1,162,864,292	$(121,000,672)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2015

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Perkins Mid Cap Value Fund	$300,105,065	$1,301,901,382	$–	$–

For the year ended June 30, 2014

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Perkins Mid Cap Value Fund	$292,978,286	$1,078,700,530	$–	$–

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

	Increase/(Decrease)	Increase/(Decrease) to Undistributed Net	Increase/(Decrease) to Undistributed Net
Fund	to Capital	Investment Income/Loss	Realized Gain/Loss

Perkins Mid Cap Value Fund	$130,633,987	$9,563,409	$(140,197,396)

Capital has been adjusted by $130,633,987, including $121,846,160 of long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

30 | JUNE 30, 2015

5.	Capital Share Transactions

	Perkins Mid Cap Value Fund
For each year ended June 30	2015	2014

Transactions in Fund Shares – Class A Shares:
Shares sold	1,943,164	5,594,564
Reinvested dividends and distributions	2,702,929	4,146,398
Shares repurchased	(12,773,517)	(28,091,375)
Net Increase/(Decrease) in Fund Shares	(8,127,424)	(18,350,413)
Shares Outstanding, Beginning of Period	19,068,715	37,419,128
Shares Outstanding, End of Period	10,941,291	19,068,715
Transactions in Fund Shares – Class C Shares:
Shares sold	619,844	750,159
Reinvested dividends and distributions	1,182,289	766,364
Shares repurchased	(2,398,028)	(2,999,642)
Net Increase/(Decrease) in Fund Shares	(595,895)	(1,483,119)
Shares Outstanding, Beginning of Period	6,513,351	7,996,470
Shares Outstanding, End of Period	5,917,456	6,513,351
Transactions in Fund Shares – Class D Shares:
Shares sold	995,769	1,112,198
Reinvested dividends and distributions	9,625,261	5,125,907
Shares repurchased	(6,138,814)	(4,885,340)
Net Increase/(Decrease) in Fund Shares	4,482,216	1,352,765
Shares Outstanding, Beginning of Period	37,525,950	36,173,185
Shares Outstanding, End of Period	42,008,166	37,525,950
Transactions in Fund Shares – Class I Shares:
Shares sold	24,096,092	23,049,685
Reinvested dividends and distributions	20,070,726	13,375,489
Shares repurchased	(64,229,193)	(71,226,785)
Net Increase/(Decrease) in Fund Shares	(20,062,375)	(34,801,611)
Shares Outstanding, Beginning of Period	91,470,786	126,272,397
Shares Outstanding, End of Period	71,408,411	91,470,786
Transactions in Fund Shares – Class L Shares:
Shares sold	38,877	24,139
Reinvested dividends and distributions	164,546	117,431
Shares repurchased	(476,359)	(240,733)
Net Increase/(Decrease) in Fund Shares	(272,936)	(99,163)
Shares Outstanding, Beginning of Period	903,721	1,002,884
Shares Outstanding, End of Period	630,785	903,721
Transactions in Fund Shares – Class N Shares:
Shares sold	2,375,269	9,263,844
Reinvested dividends and distributions	3,969,655	1,647,764
Shares repurchased	(7,940,835)	(4,264,457)
Net Increase/(Decrease) in Fund Shares	(1,595,911)	6,647,151
Shares Outstanding, Beginning of Period	15,894,801	9,247,650
Shares Outstanding, End of Period	14,298,890	15,894,801
Transactions in Fund Shares – Class R Shares:
Shares sold	968,265	1,208,749
Reinvested dividends and distributions	1,032,663	705,044
Shares repurchased	(2,581,917)	(3,638,728)
Net Increase/(Decrease) in Fund Shares	(580,989)	(1,724,935)
Shares Outstanding, Beginning of Period	5,127,724	6,852,659
Shares Outstanding, End of Period	4,546,735	5,127,724

Janus Investment Fund | 31

Notes to Financial Statements (continued)

	Perkins Mid Cap Value Fund
For each year ended June 30	2015	2014

Transactions in Fund Shares – Class S Shares:
Shares sold	2,887,949	5,098,037
Reinvested dividends and distributions	2,678,387	3,002,312
Shares repurchased	(11,107,693)	(22,223,782)
Net Increase/(Decrease) in Fund Shares	(5,541,357)	(14,123,433)
Shares Outstanding, Beginning of Period	15,531,890	29,655,323
Shares Outstanding, End of Period	9,990,533	15,531,890
Transactions in Fund Shares – Class T Shares:
Shares sold	10,089,893	17,778,672
Reinvested dividends and distributions	34,237,171	27,339,038
Shares repurchased	(81,681,244)	(118,113,969)
Net Increase/(Decrease) in Fund Shares	(37,354,180)	(72,996,259)
Shares Outstanding, Beginning of Period	159,562,351	232,558,610
Shares Outstanding, End of Period	122,208,171	159,562,351

6.	Purchases and Sales of Investment Securities

For the year ended June 30, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Perkins Mid Cap Value Fund	$3,392,003,488	$6,456,601,518	$–	$–

7.	Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2015 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

32 | JUNE 30, 2015

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders
of Perkins Mid Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Perkins Mid Cap Value Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) at June 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
August 13, 2015

Janus Investment Fund | 33

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service

34 | JUNE 30, 2015

providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the

Janus Investment Fund | 35

Additional Information (unaudited) (continued)

second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for

36 | JUNE 30, 2015

the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper

Janus Investment Fund | 37

Additional Information (unaudited) (continued)

quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

38 | JUNE 30, 2015

underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus

Janus Investment Fund | 39

Additional Information (unaudited) (continued)

Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also

40 | JUNE 30, 2015

noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that

Janus Investment Fund | 41

Additional Information (unaudited) (continued)

Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

42 | JUNE 30, 2015

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief

Janus Investment Fund | 43

Additional Information (unaudited) (continued)

that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

44 | JUNE 30, 2015

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2015. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will

Janus Investment Fund | 45

Useful Information About Your Fund Report (unaudited) (continued)

notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or

46 | JUNE 30, 2015

investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund | 47

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2015:

Capital Gain Distributions

Fund

Perkins Mid Cap Value Fund	$1,423,747,542

Dividends Received Deduction Percentage

Fund

Perkins Mid Cap Value Fund	100%

Qualified Dividend Income Percentage

Fund

Perkins Mid Cap Value Fund	100%

48 | JUNE 30, 2015

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 61 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Chief Executive Officer, Imprint Capital (impact investment firm) (since 2013), and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	61	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Janus Investment Fund | 49

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

					Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Managing Director, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	61	Director of MotiveQuest LLC (strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	61	Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

50 | JUNE 30, 2015

TRUSTEES (continued)

					Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	61	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	61	None

Janus Investment Fund | 51

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	61	Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

Trustee Consultant

Raudline Etienne* 151 Detroit Street Denver, CO 80206 DOB: 1965	Consultant	6/14-Present	Senior Vice President, Albright Stonebridge Group LLC (global strategy firm) (since 2011). Formerly, Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	N/A	Director of Brightwood Capital Advisors, LLC (since 2014).

*  Raudline Etienne was appointed consultant to the Trustees effective June 2, 2014. Shareholders of the Janus Funds are expected to be asked to elect Ms. Etienne as a Trustee at a future shareholder meeting.

52 | JUNE 30, 2015

OFFICERS

Principal Occupations During the
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Past Five Years

Stephanie Grauerholz 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, Vice President and Assistant Secretary of Janus Distributors LLC, and Vice President of Janus Services LLC (since 2015).

Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present	President of Janus Capital Group Inc. and Janus Capital Management LLC (since 2013); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013), and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund | 53

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0815-94027	125-02-93032 08-15

annual report
June 30, 2015

Perkins Select Value Fund

Janus Investment Fund

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Perkins Select Value Fund

Perkins Select Value Fund (unaudited)

FUND SNAPSHOT
We seek to outperform both our benchmark and peers over a full market cycle by building diversified portfolios of what we believe to be high-quality, undervalued stocks. We do this by investing in securities that we believe have favorable reward-to-risk ratios and by focusing first on rigorous downside analysis prior to determining upside potential. We believe in the timeless adage of the “power of compounding” and reflect this in our focus on mitigating losses in difficult markets.
Robert Perkins co-portfolio manager	Alec Perkins co-portfolio manager

PERFORMANCE OVERVIEW

During the 12 months ended June 30, 2015, Perkins Select Value Fund’s Class I Shares returned 3.58%, while the Fund’s benchmark, the Russell 3000 Value Index, returned 3.86%. Our stock selection in health care, energy and industrials weighed on relative performance, while our overweighting to the health care sector was a positive. Stock selection in information technology (IT), consumer staples and consumer discretionary were positive contributors while group weighting to IT and discretionary stocks were a drag over the 12-month period. In aggregate, group weighting was positive while cash was a negative.

At the industry level we had particular success with food retailers as Casey’s General Stores, continued to execute well in the small rural markets that they serve. On the negative side of the ledger we were most impacted by oil and gas storage names that sold off with the decline in oil prices as OPEC discontinued their long-standing support of the commodity. Our underweight to the energy sector helped mitigate some of this negative attribution. On a relative basis we were also negatively impacted by two groups we did not own. In health care we did not own managed care stocks due to high valuations and the potential risk from a negative court ruling on the Affordable Care Act (ACA). Ultimately the Supreme Court ruled in favor of the ACA, and those sectors deemed at greatest risk if the Court ruled against it turned into the strongest performers for the period. Our second omission was the lack of ownership of three of the four major money center banks which performed well in the period. On the positive side the names we owned in application software were additive to performance. Informatica benefited from a buyout announced in the period.

MARKET ENVIRONMENT

The factors that have powered the U.S. equity market on to record highs continue to be intact. Loose monetary policy on a global basis has served as jet fuel to equity markets around the world and allowed investors to look past several global macro issues that we would expect to lead to a more significant increase in volatility or a meaningful market correction. Uncertainty in Greece and in the eurozone more broadly, concern about slowing growth in China, the potential for the Federal Reserve (Fed) to raise rates in the near future, or simply escalating equity valuations in the U.S. are all issues that might in a more normal monetary environment convince investors to exercise caution. In the current low-rate environment they have been simply hiccups on the path to higher highs.

As we have mentioned before, it appears to us that complacency remains in investor psychology as the S&P 500 Index, a broad market measure, has gone almost four years without a 10% correction, an unusually long time. Given the low level of interest rates, it can be argued that the market is fairly valued based on the S&P 500 trading at 17.4x 2015 estimated earnings. However, based on the Shiller P/E ratio (a price-to-earnings ratio which incorporates inflation adjusted earnings over the past 10 years) the market is trading at a much loftier 27x. This is well above its historical mean of 15.95x and significantly above its long-term average. To put this into context, other instances when this valuation metric was at this level, or higher, included 1929, 2000 and 2007.

A potential headwind for the sustainability of the current P/E multiple is corporate profits. In the first quarter of 2015, S&P 500 companies delivered paltry earnings growth of 0.80% compared to the same period a year ago. The forecast for the second quarter is for a decline of 4.5%. With profit margins at record highs and interest costs abnormally low, there could be headwinds for corporate profitability in the not so distant future.

Meanwhile, the underlying U.S. economy is posting less than stellar results. GDP in the first quarter was negative, and although unemployment appears healthy, labor force participation recently came in at the lowest level in 40 years. To compound the problem, despite the Fed’s

Janus Investment Fund | 1

Perkins Select Value Fund (unaudited)

best efforts to stimulate inflation, wage inflation has struggled to reach the 2% level that would indicate a healthier economy. Of course in the current “bad news is good news environment” this very likely means that low rates will remain in the near-term, and markets could continue their steady march higher. As we have said before on this topic, no matter how long we wait, rising rates are simply not a matter of if, but when.

DETRACTORS

QEP Midstream Partners LP owns, operates, acquires and develops midstream gathering systems and pipelines. The shares of the company declined in the period as the company’s general partner, QEP Resources, sold its field services midstream business and its 58% ownership in QEP Midstream Partners LP’s shares to Tesoro Logistics LP for approximately $2.5 billion. QEP Midstream Partners LP’s distribution growth outlook effectively dissolved as its new general partner, Tesoro Logistics LP, did not have the same incentive as QEP Resources to drop down accretive assets and grow the distribution at QEP Midstream Partners LP. Furthermore, the steep decline in global commodity prices led to a sell-off across master limited partnerships (MLPs). We exited our position in QEP Midstream Partners LP as we believed that QEP’s deal with Tesoro Logistics LP was not in the best long-term interest of QEP shareholders.

Whiting Petroleum is an exploration and production company that has significant acreage and crude oil reserves in the Rocky Mountain region. The shares declined given the rapid decline in oil prices during the period. Whiting has more of its current production and reserves levered to crude oil relative to its peers. The company reported in line third quarter 2014 earnings results which were driven by solid well productivity in the Bakken shale play but the market became increasingly concerned about the increased debt on the balance sheet to finance their deal to acquire Kodiak Oil and Gas. We exited the position during the period as we are not fans of companies that take on additional leverage in a volatile market environment.

Plains GP Holdings LP (PAGP) is the general partner of Plains All American Pipeline LP. The company has increasing claims on the cash flows generated by its limited partner, which has benefited from increasing crude oil volume growth in the U.S. The shares modestly underperformed its MLP peers as a very strong third quarter earnings report was not enough to offset conservative 2015 distribution guidance and the rapid decline in crude oil prices. The company also acquired 50% of the BridgeTex pipeline joint venture from Occidental Petroleum that should complement PAGP’s growing asset base in the Permian Basin. We eliminated our holdings in the stock as we were concerned with the clouded outlook for distribution growth given the steep decline in crude prices.

CONTRIBUTORS

Casey’s General Stores operates nearly 1,900 convenience store locations throughout smaller towns in the Midwest U.S., and has begun expanding into the Southeast, including Tennessee and Arkansas. The firm has done a solid job in executing its growth strategy – posting strong same store sales growth, expanding distribution centers, allowing the company to decrease costs going forward and serve broader geographic markets. We continue to like the execution of Casey’s long-term strategy and thus the stock remains our largest holding in the portfolio.

Informatica Corp. sells enterprise data integration software and services. The stock’s strong performance was driven by solid fundamental results, activist involvement, and the announcement by management that they will sell the company to private equity investors. We were encouraged prior to the announcement of the sale because of the business rebound on improved sales execution. We view the actual sale of Informatica as confirmation of our investment process that focuses on high quality franchises, with strong balance sheets, recurring free cash flow and positive business prospects that have fallen out of favor with investors.

Irish Continental Group also contributed to performance. A maritime transport group based in Ireland, the company’s primary business is operating ferries on the Irish Sea, where it faces limited competition and enjoys significant barriers to entry. After a crushing downturn from 2008 to 2011, the Irish economy has recently begun to grow off a low base. During the period, the company announced solid growth in both revenues and profits, market share gains and a significant investment in new capacity that we believe will generate good long-term returns. The market reacted favorably to these developments. Despite the higher stock price, we continue to feel that the company is attractively priced against our estimate of its mid-cycle profitability. We also anticipate the company will increase its dividend. Thus, we continue to hold the name in size.

MARKET OUTLOOK

As we look ahead, it appears to us that the Fed has clearly telegraphed its intention, and has initiated the process, of slowly reducing the amount of liquidity injected

2 | JUNE 30, 2015

(unaudited)

into the system and has stated its preference to raise interest rates, “not now, but soon.” Of course this will be dependent on both inflation and jobs data. As mentioned earlier, recent economic data has been mixed, with first quarter GDP contracting and expectations for the second quarter in the 2% range – far from rapid growth. Meanwhile, nonfarm payrolls continue to increase without much wage inflation, but the labor force participation rate remains stuck at near record lows. While we do not pretend to make specific calls on the direction of rates in the near-term, we feel fairly certain we know where they are headed in the long-term.

Given this backdrop, the odds would seem to favor increased market volatility. As valuations remain at the upper end of historical ranges, and thus with little room for error, we continue to remain vigilant about the potential for downside risk. As value investors we would of course welcome increased volatility as a chance to pick up high-quality issues that have traded off unnecessarily, or the proverbial baby thrown out with the bathwater.

To us, the overall environment has not changed much over the last 12 months and our sector positioning has not materially changed in the period as a result. Our overweight sectors on a relative basis continue to include health care, and more defensive names in industrials and information technology. In technology in particular we favor names with high recurring revenues and attractive balance sheets. Conversely, our underweight sectors include financials, energy, consumer discretionary, basic materials and utilities. Uncertainties over Greece, the economic slowdown and stock market volatility in China, assorted geopolitical threats, as well as the growth trajectory of the U.S. economy all are factors that lead us to be cautious given equity valuations.

At Perkins we see it as our job not to lose sight of these various risks in the market and to continue to construct portfolios that can weather storms of all varieties. This is what we have done for over 35 years and what we will continue to do today. Thus, we continue our focus on building a portfolio of high quality stocks that we believe will minimize downside risk and outperform the benchmark and peers over a full market cycle.

Thank you for your investment with us in Perkins Select Value Fund.

Janus Investment Fund | 3

Perkins Select Value Fund (unaudited)

Perkins Select Value Fund At A Glance

5 Top Performers – Holdings

Contribution

Casey’s General Stores, Inc.	1.55%
Informatica Corp.	0.80%
Irish Continental Group PLC	0.78%
Zoetis, Inc.	0.71%
MarineMax, Inc.	0.71%

5 Bottom Performers – Holdings

Contribution

QEP Midstream Partners LP	–0.92%
Whiting Petroleum Corp.	–0.50%
Plains GP Holdings LP – Class A	–0.48%
Occidental Petroleum Corp.	–0.44%
Pfeiffer Vacuum Technology AG	–0.39%

5 Top Performers – Sectors*

		Fund Weighting	Russell 3000® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Information Technology	1.24%	13.08%	9.35%
Consumer Staples	0.61%	6.31%	6.82%
Utilities	0.35%	1.62%	6.22%
Consumer Discretionary	0.15%	2.27%	6.89%
Materials	0.10%	1.26%	3.29%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 3000® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Industrials	–0.43%	12.37%	10.43%
Other**	–0.42%	8.31%	0.00%
Health Care	–0.41%	26.75%	13.31%
Financials	–0.38%	18.55%	30.27%
Energy	–0.18%	9.26%	11.34%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

4 | JUNE 30, 2015

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2015

Casey’s General Stores, Inc. Food & Staples Retailing	5.5%
Laboratory Corp. of America Holdings Health Care Providers & Services	3.4%
Heritage Financial Corp. Commercial Banks	2.7%
Stryker Corp. Health Care Equipment & Supplies	2.5%
Johnson & Johnson Pharmaceuticals	2.5%

16.6%

Asset Allocation – (% of Net Assets)
As of June 30, 2015

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2015

As of June 30, 2014

Janus Investment Fund | 5

Perkins Select Value Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2015			Expense Ratios – per the October 28, 2014 prospectuses
	One	Since	Total Annual Fund	Net Annual Fund
	Year	Inception*	Operating Expenses	Operating Expenses

Perkins Select Value Fund – Class A Shares

NAV	3.21%	12.84%	1.34%	1.08%

MOP	–2.70%	10.97%

Perkins Select Value Fund – Class C Shares

NAV	2.43%	11.99%	2.10%	1.83%

CDSC	1.45%	11.99%

Perkins Select Value Fund – Class D Shares(1)	3.49%	13.09%	1.06%	0.81%

Perkins Select Value Fund – Class I Shares	3.58%	13.24%	0.89%	0.64%

Perkins Select Value Fund – Class S Shares	3.18%	12.64%	1.40%	1.17%

Perkins Select Value Fund – Class T Shares	3.39%	12.99%	1.16%	0.90%

Russell 3000® Value Index	3.86%	18.42%

Morningstar Quartile – Class I Shares	3rd	4th

Morningstar Ranking – based on total returns for Mid-Cap Value Funds	269/505	428/455

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2015.

See important disclosures on the next page.

6 | JUNE 30, 2015

(unaudited)

The expense ratios for Class S Shares are estimated.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility, lower liquidity and differing financial and information reporting standards, all of which are magnified in emerging markets.

Holding a meaningful portion of assets in cash or cash equivalents may negatively affect performance.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2015 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – December 15, 2011
(1)	Closed to certain new investors.

Janus Investment Fund | 7

Perkins Select Value Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/15)	(6/30/15)	(1/1/15 - 6/30/15)†	(1/1/15)	(6/30/15)	(1/1/15 - 6/30/15)†	(1/1/15 - 6/30/15)

Class A Shares	$1,000.00	$1,019.60	$5.01	$1,000.00	$1,019.84	$5.01	1.00%

Class C Shares	$1,000.00	$1,015.60	$9.15	$1,000.00	$1,015.72	$9.15	1.83%

Class D Shares	$1,000.00	$1,021.20	$3.96	$1,000.00	$1,020.88	$3.96	0.79%

Class I Shares	$1,000.00	$1,021.20	$3.86	$1,000.00	$1,020.98	$3.86	0.77%

Class S Shares	$1,000.00	$1,019.60	$5.36	$1,000.00	$1,019.49	$5.36	1.07%

Class T Shares	$1,000.00	$1,021.20	$4.46	$1,000.00	$1,020.38	$4.46	0.89%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8 | JUNE 30, 2015

Perkins Select Value Fund

Schedule of Investments

As of June 30, 2015

Shares or Principal Amount		Value
Common Stocks – 90.1%
Auto Components – 1.4%
31,468	Standard Motor Products, Inc.	$1,105,156
Beverages – 0.7%
12,000	Coca-Cola Enterprises, Inc.	521,280
Building Products – 0.9%
20,000	Simpson Manufacturing Co., Inc.	680,000
Chemicals – 1.1%
16,000	FMC Corp.	840,800
Commercial Banks – 8.7%
15,000	Bank of Marin Bancorp	763,050
20,000	FCB Financial Holdings, Inc. – Class A*	636,000
120,000	Heritage Financial Corp.	2,144,400
14,000	PNC Financial Services Group, Inc.	1,339,100
42,000	Umpqua Holdings Corp.	755,580
22,000	Wells Fargo & Co.	1,237,280

		6,875,410
Commercial Services & Supplies – 3.1%
32,000	Tyco International PLC	1,231,360
25,000	Waste Connections, Inc.	1,178,000

		2,409,360
Communications Equipment – 1.1%
14,000	QUALCOMM, Inc.	876,820
Electrical Equipment – 1.5%
35,000	Babcock & Wilcox Co.*	1,148,000
Energy Equipment & Services – 1.9%
14,000	Dril-Quip, Inc.*	1,053,500
20,000	Tidewater, Inc.	454,600

		1,508,100
Food & Staples Retailing – 5.5%
45,000	Casey’s General Stores, Inc.	4,308,300
Health Care Equipment & Supplies – 2.5%
21,000	Stryker Corp.	2,006,970
Health Care Providers & Services – 6.1%
22,000	Laboratory Corp. of America Holdings*	2,666,840
25,800	Landauer, Inc.	919,512
32,000	Premier, Inc. – Class A*	1,230,720

		4,817,072
Health Care Technology – 0.9%
20,000	Omnicell, Inc.*	754,200
Hotels, Restaurants & Leisure – 1.7%
24,000	Cedar Fair LP	1,307,760
Household Products – 0.8%
8,000	Procter & Gamble Co.	625,920
Industrial Conglomerates – 0.8%
30,000	Raven Industries, Inc.	609,900
Information Technology Services – 2.1%
26,000	Jack Henry & Associates, Inc.	1,682,200
Life Sciences Tools & Services – 2.6%
36,000	Agilent Technologies, Inc.	1,388,880
5,000	Thermo Fisher Scientific, Inc.	648,800

		2,037,680
Machinery – 3.1%
16,000	Pfeiffer Vacuum Technology AG	1,425,393
28,000	Timken Co.	1,023,960

		2,449,353
Marine – 2.3%
405,000	Irish Continental Group PLC	1,778,732
Oil, Gas & Consumable Fuels – 6.0%
15,000	Anadarko Petroleum Corp.	1,170,900
100,000	Cone Midstream Partners LP	1,770,000
212,919	Lone Pine Resources Canada, Ltd.*,§	120,195
212,919	Lone Pine Resources, Inc.*,§	135,493
20,000	Occidental Petroleum Corp.	1,555,400

		4,751,988
Pharmaceuticals – 9.7%
25,000	AbbVie, Inc.	1,679,750
20,000	Johnson & Johnson	1,949,200
22,000	Merck & Co., Inc.	1,252,460
18,000	Novartis AG (ADR)	1,770,120
20,000	Zoetis, Inc.	964,400

		7,615,930
Real Estate Investment Trusts (REITs) – 10.7%
8,000	Alexandria Real Estate Equities, Inc.	699,680
16,000	EastGroup Properties, Inc.	899,680
37,000	Healthcare Trust of America, Inc. – Class A	886,150
25,000	Home Properties, Inc.	1,826,250
27,000	Plum Creek Timber Co., Inc.	1,095,390
55,000	Potlatch Corp.	1,942,600
35,000	Weyerhaeuser Co.	1,102,500

		8,452,250
Road & Rail – 2.4%
8,000	Kansas City Southern	729,600
12,000	Union Pacific Corp.	1,144,440

		1,874,040
Semiconductor & Semiconductor Equipment – 1.7%
28,000	Microchip Technology, Inc.	1,327,900
Software – 8.4%
16,000	Check Point Software Technologies, Ltd.*	1,272,800
35,000	Informatica Corp.*	1,696,450
15,000	Microsoft Corp.	662,250
32,000	Oracle Corp.	1,289,600
34,000	Synopsys, Inc.*	1,722,100

		6,643,200
Thrifts & Mortgage Finance – 2.4%
100,000	OceanFirst Financial Corp.	1,865,000

Total Common Stocks (cost $60,690,629)		70,873,321

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 9

Perkins Select Value Fund

Schedule of Investments

As of June 30, 2015

Shares or Principal Amount		Value
Repurchase Agreements – 6.4%
$5,000,000	Undivided interest of 2.5% in a joint repurchase agreement (principal amount $200,300,000 with a maturity value of $200,300,556) with ING Financial Markets LLC, 0.1000%, dated 6/30/15, maturing 7/1/15, to be repurchased at $5,000,014 collateralized by $220,243,953 in U.S. Treasuries, 0% – 4.2500%, 10/31/15 – 11/15/43, with a value of $204,308,612 (cost $5,000,000)	$5,000,000

Total Investments (total cost $65,690,629) – 96.5%		75,873,321

Cash, Receivables and Other Assets, net of Liabilities – 3.5%		2,751,080

Net Assets – 100%		$78,624,401

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States	$69,370,588	91.4%
Ireland	1,778,732	2.3
Switzerland	1,770,120	2.3
Germany	1,425,393	1.9
Israel	1,272,800	1.7
China	135,493	0.2
Canada	120,195	0.2

Total	$75,873,321	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 | JUNE 30, 2015

Notes to Schedule of Investments and Other Information

Russell 3000® Value Index	Measures the performance of the broad value segment of the U.S. equity universe. The index includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® Index	Measures broad U.S. equity performance.

ADR	American Depositary Receipt

LLC	Limited Liability Company

LP	Limited Partnership

PLC	Public Limited Company

*	Non-income producing security.

§	Schedule of Restricted and Illiquid Securities (as of June 30, 2015)

	Acquisition			Value as a
	Date	Cost	Value	% of Net Assets

Perkins Select Value Fund
Lone Pine Resources Canada, Ltd.	2/4/14	$135,493	$120,195	0.1%
Lone Pine Resources, Inc.	2/4/14	135,493	135,493	0.2

Total		$270,986	$255,688	0.3%

The Fund has registration rights for certain restricted securities held as of June 30, 2015. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2015. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2015)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Perkins Select Value Fund
Assets
Investments in Securities:
Common Stocks
Oil, Gas & Consumable Fuels	$4,496,300	$–	$255,688
All Other	66,121,333	–	–

Repurchase Agreements	–	5,000,000	–

Total Assets	$70,617,633	$5,000,000	$255,688

Janus Investment Fund | 11

Statement of Assets and Liabilities

As of June 30, 2015	Perkins Select Value Fund

Assets:
Investments, at cost(1)	$65,690,629
Investments, at value	$70,873,321
Repurchase agreements, at value	5,000,000
Cash	44,055
Non-interested Trustees’ deferred compensation	1,572
Receivables:
Investments sold	2,663,451
Fund shares sold	1,500
Dividends	97,997
Foreign dividend tax reclaim	34,447
Interest	14
Other assets	116
Total Assets	78,716,473
Liabilities:
Payables:
Advisory fees	17,955
Fund administration fees	629
Transfer agent fees and expenses	19,204
12b-1 Distribution and shareholder servicing fees	78
Non-interested Trustees’ fees and expenses	519
Non-interested Trustees’ deferred compensation fees	1,572
Accrued expenses and other payables	52,115
Total Liabilities	92,072
Net Assets	$78,624,401

See Notes to Financial Statements.

12 | JUNE 30, 2015

As of June 30, 2015	Perkins Select Value Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)	$63,673,167
Undistributed net investment income/(loss)	205,128
Undistributed net realized gain/(loss) from investments and foreign currency transactions	4,566,673
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	10,179,433
Total Net Assets	$78,624,401
Net Assets - Class A Shares	$95,408
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	7,633
Net Asset Value Per Share(2)	$12.50
Maximum Offering Price Per Share(3)	$13.26
Net Assets - Class C Shares	$53,895
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,351
Net Asset Value Per Share(2)	$12.39
Net Assets - Class D Shares	$6,611,662
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	527,805
Net Asset Value Per Share	$12.53
Net Assets - Class I Shares	$70,485,598
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,622,478
Net Asset Value Per Share	$12.54
Net Assets - Class S Shares	$51,701
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,139
Net Asset Value Per Share	$12.49
Net Assets - Class T Shares	$1,326,137
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	106,020
Net Asset Value Per Share	$12.51

(1)	Includes cost of repurchase agreements of $5,000,000.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund | 13

Statement of Operations

Perkins Select
For the year ended June 30, 2015	Value Fund

Investment Income:
Interest	$2,935
Dividends	1,420,671
Foreign tax withheld	(24,111)
Total Investment Income	1,399,495
Expenses:
Advisory fees	459,092
12b-1 Distribution and shareholder servicing fees:
Class A Shares	299
Class C Shares	1,163
Class S Shares	107
Transfer agent administrative fees and expenses:
Class D Shares	7,793
Class S Shares	107
Class T Shares	7,266
Transfer agent networking and omnibus fees:
Class A Shares	146
Class C Shares	192
Class I Shares	48,720
Other transfer agent fees and expenses:
Class A Shares	22
Class C Shares	29
Class D Shares	2,761
Class I Shares	2,645
Class T Shares	193
Shareholder reports expense	10,447
Registration fees	80,674
Custodian fees	4,946
Professional fees	51,069
Non-interested Trustees’ fees and expenses	1,781
Fund administration fees	7,356
Other expenses	13,558
Total Expenses	700,366
Less: Excess Expense Reimbursement	(112,907)
Net Expenses	587,459
Net Investment Income/(Loss)	812,036
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	5,558,961
Total Net Realized Gain/(Loss) on Investments	5,558,961
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(3,791,835)
Total Change in Unrealized Net Appreciation/Depreciation	(3,791,835)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$2,579,162

See Notes to Financial Statements.

14 | JUNE 30, 2015

Statements of Changes in Net Assets

	Perkins Select Value Fund
For each year ended June 30	2015	2014

Operations:
Net investment income/(loss)	$812,036	$1,416,924
Net realized gain/(loss) on investments	5,558,961	5,114,788
Change in unrealized net appreciation/depreciation	(3,791,835)	6,460,223
Net Increase/(Decrease) in Net Assets Resulting from Operations	2,579,162	12,991,935
Dividends and Distributions to Shareholders:
Net Investment Income
Class A Shares	(1,513)	(1,024)
Class C Shares	(556)	(724)
Class D Shares	(101,067)	(52,894)
Class I Shares	(1,246,284)	(938,011)
Class S Shares	(768)	(74)
Class T Shares	(41,773)	(16,472)
Net Realized Gain from Investment Transactions
Class A Shares	(5,161)	(6,792)
Class C Shares	(6,232)	(9,674)
Class D Shares	(284,474)	(284,167)
Class I Shares	(3,184,240)	(4,299,776)
Class S Shares	(2,260)	(812)
Class T Shares	(119,583)	(92,153)
Net Decrease from Dividends and Distributions to Shareholders	(4,993,911)	(5,702,573)
Capital Share Transactions:
Shares Sold
Class A Shares	58,254	55,607
Class C Shares	1,100	45,573
Class D Shares	1,559,082	3,175,088
Class I Shares	1,108,628	7,830,035
Class S Shares	35,000	–
Class T Shares	3,430,218	715,577
Reinvested Dividends and Distributions
Class A Shares	6,674	7,816
Class C Shares	6,788	10,398
Class D Shares	380,053	328,758
Class I Shares	4,430,524	5,237,787
Class S Shares	3,028	886
Class T Shares	161,208	108,625
Shares Repurchased
Class A Shares	(98,207)	(51,190)
Class C Shares	(131,493)	(8,750)
Class D Shares	(1,997,018)	(3,025,431)
Class I Shares	(13,071,192)	(3,953,189)
Class T Shares	(4,285,461)	(301,453)
Net Increase/(Decrease) from Capital Share Transactions	(8,402,814)	10,176,137
Net Increase/(Decrease) in Net Assets	(10,817,563)	17,465,499
Net Assets:
Beginning of period	89,441,964	71,976,465
End of period	$78,624,401	$89,441,964

Undistributed Net Investment Income/(Loss)	$205,128	$874,293

See Notes to Financial Statements.

Janus Investment Fund | 15

Financial Highlights

Class A Shares

	Perkins Select Value Fund
For a share outstanding during each year or period ended June 30	2015	2014	2013	2012(1)

Net Asset Value, Beginning of Period	$12.85	$11.76	$10.82	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.09(2)	0.17(2)	0.11	0.04
Net realized and unrealized gain/(loss)	0.31	1.79	1.66	0.78
Total from Investment Operations	0.40	1.96	1.77	0.82
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.11)	(0.10)	–
Distributions (from capital gains)	(0.58)	(0.76)	(0.73)	–
Total Dividends and Distributions	(0.75)	(0.87)	(0.83)	–
Net Asset Value, End of Period	$12.50	$12.85	$11.76	$10.82
Total Return*	3.21%	17.25%	17.16%	8.20%
Net Assets, End of Period (in thousands)	$95	$132	$109	$89
Average Net Assets for the Period (in thousands)	$120	$114	$108	$48
Ratios to Average Net Assets:
Ratio of Gross Expenses**	1.16%	1.34%	1.35%	1.51%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	1.03%	1.23%	1.21%	1.26%
Ratio of Net Investment Income/(Loss)**	0.73%	1.39%	1.13%	1.43%
Portfolio Turnover Rate	54%	76%	62%	80%

Class C Shares

	Perkins Select Value Fund
For a share outstanding during each year or period ended June 30	2015	2014	2013	2012(1)

Net Asset Value, Beginning of Period	$12.72	$11.68	$10.78	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.01)(2)	0.08(2)	0.03	0.02
Net realized and unrealized gain/(loss)	0.31	1.78	1.65	0.76
Total from Investment Operations	0.30	1.86	1.68	0.78
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	(0.06)	(0.05)	–
Distributions (from capital gains)	(0.58)	(0.76)	(0.73)	–
Total Dividends and Distributions	(0.63)	(0.82)	(0.78)	–
Net Asset Value, End of Period	$12.39	$12.72	$11.68	$10.78
Total Return*	2.43%	16.38%	16.24%	7.80%
Net Assets, End of Period (in thousands)	$54	$183	$124	$77
Average Net Assets for the Period (in thousands)	$116	$157	$103	$34
Ratios to Average Net Assets:
Ratio of Gross Expenses**	1.96%	2.10%	2.05%	2.40%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	1.83%	1.95%	1.97%	1.99%
Ratio of Net Investment Income/(Loss)**	(0.05)%	0.65%	0.36%	0.68%
Portfolio Turnover Rate	54%	76%	62%	80%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from December 15, 2011 (inception date) through June 30, 2012.
(2)	Per share amounts are calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

16 | JUNE 30, 2015

Class D Shares

	Perkins Select Value Fund
For a share outstanding during each year or period ended June 30	2015	2014	2013	2012(1)

Net Asset Value, Beginning of Period	$12.88	$11.78	$10.83	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.12(2)	0.19(2)	0.13	0.04
Net realized and unrealized gain/(loss)	0.32	1.81	1.66	0.79
Total from Investment Operations	0.44	2.00	1.79	0.83
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)	(0.14)	(0.11)	–
Distributions (from capital gains)	(0.58)	(0.76)	(0.73)	–
Total Dividends and Distributions	(0.79)	(0.90)	(0.84)	–
Net Asset Value, End of Period	$12.53	$12.88	$11.78	$10.83
Total Return*	3.49%	17.56%	17.34%	8.30%
Net Assets, End of Period (in thousands)	$6,612	$6,830	$5,742	$3,004
Average Net Assets for the Period (in thousands)	$6,494	$5,827	$4,266	$1,593
Ratios to Average Net Assets:
Ratio of Gross Expenses**	0.99%	1.06%	1.01%	1.74%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	0.80%	0.97%	1.01%	1.19%
Ratio of Net Investment Income/(Loss)**	0.93%	1.57%	1.43%	1.37%
Portfolio Turnover Rate	54%	76%	62%	80%

Class I Shares

	Perkins Select Value Fund
For a share outstanding during each year or period ended June 30	2015	2014	2013	2012(1)

Net Asset Value, Beginning of Period	$12.90	$11.80	$10.83	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.13(2)	0.22(2)	0.15	0.07
Net realized and unrealized gain/(loss)	0.32	1.81	1.67	0.76
Total from Investment Operations	0.45	2.03	1.82	0.83
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.17)	(0.12)	–
Distributions (from capital gains)	(0.58)	(0.76)	(0.73)	–
Total Dividends and Distributions	(0.81)	(0.93)	(0.85)	–
Net Asset Value, End of Period	$12.54	$12.90	$11.80	$10.83
Total Return*	3.58%	17.76%	17.61%	8.30%
Net Assets, End of Period (in thousands)	$70,486	$80,260	$64,631	$58,880
Average Net Assets for the Period (in thousands)	$71,660	$72,827	$61,876	$58,109
Ratios to Average Net Assets:
Ratio of Gross Expenses**	0.84%	0.89%	0.87%	1.26%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	0.71%	0.79%	0.87%	1.02%
Ratio of Net Investment Income/(Loss)**	1.02%	1.78%	1.46%	1.30%
Portfolio Turnover Rate	54%	76%	62%	80%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from December 15, 2011 (inception date) through June 30, 2012.
(2)	Per share amounts are calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

Janus Investment Fund | 17

Financial Highlights  (continued)

Class S Shares

	Perkins Select Value Fund
For a share outstanding during each year or period ended June 30	2015	2014	2013	2012(1)

Net Asset Value, Beginning of Period	$12.87	$11.77	$10.81	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.07(2)	0.14(2)	0.09	0.04
Net realized and unrealized gain/(loss)	0.33	1.79	1.66	0.77
Total from Investment Operations	0.40	1.93	1.75	0.81
Less Dividends and Distributions:
Dividends (from net investment income)	(0.20)	(0.07)	(0.06)	–
Distributions (from capital gains)	(0.58)	(0.76)	(0.73)	–
Total Dividends and Distributions	(0.78)	(0.83)	(0.79)	–
Net Asset Value, End of Period	$12.49	$12.87	$11.77	$10.81
Total Return*	3.18%	16.91%	16.91%	8.10%
Net Assets, End of Period (in thousands)	$52	$15	$13	$11
Average Net Assets for the Period (in thousands)	$43	$14	$12	$11
Ratios to Average Net Assets:
Ratio of Gross Expenses**	1.23%	1.65%	1.52%	1.70%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	1.10%	1.45%	1.40%	1.47%
Ratio of Net Investment Income/(Loss)**	0.54%	1.11%	0.94%	0.78%
Portfolio Turnover Rate	54%	76%	62%	80%

Class T Shares

	Perkins Select Value Fund
For a share outstanding during each year or period ended June 30	2015	2014	2013	2012(1)

Net Asset Value, Beginning of Period	$12.87	$11.77	$10.82	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.09(2)	0.19(2)	0.13	0.04
Net realized and unrealized gain/(loss)	0.33	1.81	1.65	0.78
Total from Investment Operations	0.42	2.00	1.78	0.82
Less Dividends and Distributions:
Dividends (from net investment income)	(0.20)	(0.14)	(0.10)	–
Distributions (from capital gains)	(0.58)	(0.76)	(0.73)	–
Total Dividends and Distributions	(0.78)	(0.90)	(0.83)	–
Net Asset Value, End of Period	$12.51	$12.87	$11.77	$10.82
Total Return*	3.39%	17.52%	17.25%	8.20%
Net Assets, End of Period (in thousands)	$1,326	$2,022	$1,357	$1,049
Average Net Assets for the Period (in thousands)	$2,906	$1,595	$1,274	$649
Ratios to Average Net Assets:
Ratio of Gross Expenses**	1.01%	1.16%	1.11%	1.44%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	0.89%	1.04%	1.11%	1.26%
Ratio of Net Investment Income/(Loss)**	0.72%	1.53%	1.25%	1.32%
Portfolio Turnover Rate	54%	76%	62%	80%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from December 15, 2011 (inception date) through June 30, 2012.
(2)	Per share amounts are calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

18 | JUNE 30, 2015

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Perkins Select Value Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant

Janus Investment Fund | 19

Notes to Financial Statements (continued)

governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary
FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of June 30, 2015.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of

20 | JUNE 30, 2015

shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions
The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2.	Other Investments and Strategies

Additional Investment Risk
The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify

Janus Investment Fund | 21

Notes to Financial Statements (continued)

both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities
The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables

22 | JUNE 30, 2015

and receivables and related collateral on the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
Counterparty	of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

ING Financial Markets LLC	$5,000,000	$–	$(5,000,000)	$–

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

Real Estate Investing
The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements
The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Restricted Security Transactions
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

3.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s “base” fee rate prior to any performance adjustment (expressed as an annual rate).

Base Fee
Fund	Rate (%)

Perkins Select Value Fund	0.70

The investment advisory fee rate is determined by calculating a base fee (shown in the table above) and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

Perkins Select Value Fund	Russell 3000® Value Index

Janus Investment Fund | 23

Notes to Financial Statements (continued)

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period.

The Fund’s prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment, if applicable. The performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses for the year ended June 30, 2015 is below:

Performance Adjusted
Investment Advisory
Fund	Fee Rate (%)

Perkins Select Value Fund	0.56

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Fund. Perkins (together with its predecessors), has been in the investment management business since 1984 and provides day-to-day management of the Fund’s portfolio operations subject to the general oversight of Janus Capital. Janus Capital owns 100% of Perkins.

Janus Capital pays Perkins a subadvisory fee equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Fund’s performance relative to the Fund’s benchmark index over the performance measurement period.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the transfer agency agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least November 1, 2015.

Expense
Fund	Limit (%)

Perkins Select Value Fund	0.77

If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the transfer agency agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial

24 | JUNE 30, 2015

advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $580,523 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2015. The Fund’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2015 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred

Janus Investment Fund | 25

Notes to Financial Statements (continued)

compensation expenses for the year ended June 30, 2015 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $279,000 were paid by the Trust to a Trustee under the Deferred Plan during the year ended June 30, 2015.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the year ended June 30, 2015, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Perkins Select Value Fund	$106

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the year ended June 30, 2015.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the year ended June 30, 2015.

As of June 30, 2015, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

	% of Class	% of Fund
Fund	Owned	Owned

Perkins Select Value Fund - Class A Shares	-%	-%
Perkins Select Value Fund - Class C Shares	-	-
Perkins Select Value Fund - Class D Shares	-	-
Perkins Select Value Fund - Class I Shares	-	-
Perkins Select Value Fund - Class S Shares	100	0
Perkins Select Value Fund - Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

4.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed		Loss Deferrals		Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Late-Year	Post-October	to Tax	Appreciation/
Fund	Income	Gains	Capital Losses	Ordinary Loss	Capital Loss	Differences	(Depreciation)

Perkins Select Value Fund	$206,699	$4,525,567	$–	$–	$–	$(4,830)	$10,223,798

26 | JUNE 30, 2015

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Perkins Select Value Fund	$65,649,523	$11,528,773	$(1,304,975)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2015

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Perkins Select Value Fund	$2,327,644	$2,666,267	$–	$–

For the year ended June 30, 2014

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Perkins Select Value Fund	$2,409,435	$3,293,138	$–	$–

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

	Increase/(Decrease)	Increase/(Decrease) to Undistributed Net	Increase/(Decrease) to Undistributed Net
Fund	to Capital	Investment Income/Loss	Realized Gain/Loss

Perkins Select Value Fund	$–	$(89,240)	$89,240

5.	Capital Share Transactions

	Perkins Select
	Value Fund
For each year ended June 30	2015	2014

Transactions in Fund Shares – Class A Shares:
Shares sold	4,589	4,457
Reinvested dividends and distributions	542	656
Shares repurchased	(7,779)	(4,130)
Net Increase/(Decrease) in Fund Shares	(2,648)	983
Shares Outstanding, Beginning of Period	10,281	9,298
Shares Outstanding, End of Period	7,633	10,281

Janus Investment Fund | 27

Notes to Financial Statements (continued)

	Perkins Select
	Value Fund
For each year ended June 30	2015	2014

Transactions in Fund Shares – Class C Shares:
Shares sold	90	3,618
Reinvested dividends and distributions	554	878
Shares repurchased	(10,710)	(687)
Net Increase/(Decrease) in Fund Shares	(10,066)	3,809
Shares Outstanding, Beginning of Period	14,417	10,608
Shares Outstanding, End of Period	4,351	14,417
Transactions in Fund Shares – Class D Shares:
Shares sold	125,065	257,460
Reinvested dividends and distributions	30,824	27,557
Shares repurchased	(158,446)	(242,161)
Net Increase/(Decrease) in Fund Shares	(2,557)	42,856
Shares Outstanding, Beginning of Period	530,362	487,506
Shares Outstanding, End of Period	527,805	530,362
Transactions in Fund Shares – Class I Shares:
Shares sold	89,635	627,941
Reinvested dividends and distributions	359,329	438,676
Shares repurchased	(1,049,248)	(321,944)
Net Increase/(Decrease) in Fund Shares	(600,284)	744,673
Shares Outstanding, Beginning of Period	6,222,762	5,478,089
Shares Outstanding, End of Period	5,622,478	6,222,762
Transactions in Fund Shares – Class S Shares:
Shares sold	2,745	–
Reinvested dividends and distributions	246	74
Shares repurchased	–
Net Increase/(Decrease) in Fund Shares	2,991	74
Shares Outstanding, Beginning of Period	1,148	1,074
Shares Outstanding, End of Period	4,139	1,148
Transactions in Fund Shares – Class T Shares:
Shares sold	273,757	57,101
Reinvested dividends and distributions	13,096	9,113
Shares repurchased	(337,974)	(24,379)
Net Increase/(Decrease) in Fund Shares	(51,121)	41,835
Shares Outstanding, Beginning of Period	157,141	115,306
Shares Outstanding, End of Period	106,020	157,141

6.	Purchases and Sales of Investment Securities

For the year ended June 30, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Perkins Select Value Fund	$40,467,627	$57,010,064	$–	$–

7.	Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2015 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

28 | JUNE 30, 2015

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders
of Perkins Select Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Perkins Select Value Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) at June 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
August 13, 2015

Janus Investment Fund | 29

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service

30 | JUNE 30, 2015

providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the

Janus Investment Fund | 31

Additional Information (unaudited) (continued)

second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for

32 | JUNE 30, 2015

the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper

Janus Investment Fund | 33

Additional Information (unaudited) (continued)

quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

34 | JUNE 30, 2015

underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus

Janus Investment Fund | 35

Additional Information (unaudited) (continued)

Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also

36 | JUNE 30, 2015

noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that

Janus Investment Fund | 37

Additional Information (unaudited) (continued)

Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

38 | JUNE 30, 2015

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief

Janus Investment Fund | 39

Additional Information (unaudited) (continued)

that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

40 | JUNE 30, 2015

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2015. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will

Janus Investment Fund | 41

Useful Information About Your Fund Report (unaudited) (continued)

notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or

42 | JUNE 30, 2015

investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund | 43

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2015:

Capital Gain Distributions

Fund

Perkins Select Value Fund	$2,666,267

Dividends Received Deduction Percentage

Fund

Perkins Select Value Fund	100%

Qualified Dividend Income Percentage

Fund

Perkins Select Value Fund	100%

44 | JUNE 30, 2015

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 61 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Chief Executive Officer, Imprint Capital (impact investment firm) (since 2013), and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	61	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Janus Investment Fund | 45

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

					Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Managing Director, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	61	Director of MotiveQuest LLC (strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	61	Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

46 | JUNE 30, 2015

TRUSTEES (continued)

					Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	61	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	61	None

Janus Investment Fund | 47

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	61	Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

Trustee Consultant

Raudline Etienne* 151 Detroit Street Denver, CO 80206 DOB: 1965	Consultant	6/14-Present	Senior Vice President, Albright Stonebridge Group LLC (global strategy firm) (since 2011). Formerly, Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	N/A	Director of Brightwood Capital Advisors, LLC (since 2014).

*  Raudline Etienne was appointed consultant to the Trustees effective June 2, 2014. Shareholders of the Janus Funds are expected to be asked to elect Ms. Etienne as a Trustee at a future shareholder meeting.

48 | JUNE 30, 2015

OFFICERS

Principal Occupations During the
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Past Five Years

Stephanie Grauerholz 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, Vice President and Assistant Secretary of Janus Distributors LLC, and Vice President of Janus Services LLC (since 2015).

Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present	President of Janus Capital Group Inc. and Janus Capital Management LLC (since 2013); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013), and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund | 49

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0815-93823	125-02-93033 08-15

annual report
June 30, 2015

Perkins Small Cap Value Fund

Janus Investment Fund

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Perkins Small Cap Value Fund

Perkins Small Cap Value Fund (unaudited)

FUND SNAPSHOT
We believe in the timeless adage of the “power of compounding” and reflect this in our focus on mitigating losses in difficult markets. We invest in securities we believe have favorable reward-to-risk ratios by focusing first on rigorous downside analysis prior to determining upside potential. We seek to outperform both our benchmark and peers over a full market cycle by building diversified portfolios of what we believe to be high-quality, undervalued stocks.
Robert Perkins co-portfolio manager	Justin Tugman co-portfolio manager	Tom Reynolds co-portfolio manager

PERFORMANCE OVERVIEW

During the 12 months ended June 30, 2015, Perkins Small Cap Value Fund’s Class T Shares returned 4.85% versus 0.78% for the Fund’s benchmark, the Russell 2000 Value Index. Stock selection in energy and information technology, as well as our overweight allocation to health care, contributed to our relative outperformance. Relative detractors included our underweight allocations to financials as well as our consumer discretionary and our industrial holdings.

MARKET ENVIORNMENT

The S&P 500 Index, a broad market measure, reached successive record highs during the period. However, the volatility that marked the end of 2014 carried over into the beginning of 2015 and major U.S. stock indices finished the period mixed. Volume and volatility remained muted for much of the period. Earnings during the latter part of the period largely exceeded expectations, but enthusiasm was tempered as valuations were considered stretched compared to long-term averages. Stocks were also aided by favorable economic data; however, generally speaking, the economic data looked choppy. Employment data including nonfarm payrolls and wages exhibited renewed strength during the spring. Partly as a consequence, key retail sales data hinted that consumers were once again finding their footing as a source of broad economic growth. However, the labor force participation rate remained stubbornly low.

After falling below $50 a barrel, from over $100 a barrel at the beginning of the period, crude oil prices reset within a higher trading band. The dollar also stabilized after its recent strong period of appreciation. Both developments were highlighted by the Federal Reserve’s (Fed) June statement, in which it said a potential increase of the Fed Funds rate during the latter part of the year would be “appropriate.” Chairwoman Janet Yellen also reiterated that any move would be data dependent, thoughtful and measured. However, we remain cautious about the impact of current monetary policy as it gets set to unwind. Negative sentiment emanating from Europe – centering on Greece’s ability to meet its debt obligations – impacted U.S. shares late in June. Previous high fliers were especially impacted.

CONTRIBUTORS

Casey’s General Stores operates nearly 1,900 convenience store locations throughout smaller towns in the Midwest U.S., and has begun expanding into the Southeast, including Tennessee and Arkansas. The firm has done a solid job in executing its growth strategy – posting strong same store sales growth, expanding distribution centers, allowing the company to decrease costs going forward and serve broader geographic markets. We continue to like the execution of Casey’s long-term strategy and thus the stock remains one of our largest holdings in the portfolio.

Phibro Animal Health, an animal health care company, outperformed as the company continued to report stronger-than-expected financial results. Phibro is well positioned to benefit from the overall global growth of protein-rich diets and the need to maintain the health and safety of production animals, in our view. Despite the stock’s outperformance, we continue to hold our position primarily due to the favorable industry fundamentals, the potential for further industry consolidation, and the valuation discount relative to its peers. We believe recent transactions in the animal health industry support the current valuation of the stock.

Informatica Corp. is an independent provider of enterprise data integration software and services. The stock’s strong performance was driven by solid fundamental results, activist involvement, and the announcement by management that they will look at potentially selling the company. The April announcement that a private equity firm and the Canada Pension Plan Investment Board would purchase the company in an all cash deal helped boost the stock’s performance. Moreover, the

Janus Investment Fund | 1

Perkins Small Cap Value Fund (unaudited)

fundamentals of the business rebounded on improved sales execution and better bottom-line expense controls. The increase in license sales came from larger deals, as well as better-than–expected sales of newer products. We added to our position during the period.

DETRACTORS

QEP Midstream Partners LP owns, operates, acquires and develops midstream gathering systems and pipelines. The shares of the company fell 30.4% near the end of 2014 as the company’s general partner, QEP Resources, sold its field services midstream business and its 58% ownership in QEP Midstream Partners LP’s shares to Tesoro Logistics LP for approximately $2.5 billion. QEP Midstream Partners LP’s distribution growth outlook effectively dissolved as its new general partner, Tesoro Logistics LP, did not have the same incentive as QEP Resources to drop down accretive assets and grow the distribution at QEP Midstream. Furthermore, the steep decline in global commodity prices led to a sell-off across master limited partnerships (MLPs). We exited our position in QEP Midstream Partners LP as we believed that QEP’s deal with Tesoro Logistics LP was not in the best long-term interest of QEP shareholders.

Shares in barge operator Kirby Corp. traded lower during the period following the rapid decline in global oil prices. Approximately 20% of Kirby’s annual revenues are directly tied to oil, with approximately $400 million of revenue related to diesel engines for well fracking pumps and rigs, and $200 million to the transport of crude oil in both inland river and coastal barge movements. Management guided fourth quarter results below Street estimates on weakness in both the diesel engine business as well as the crude transport segment. We see fracking-related revenue continuing to be negatively pressured by weak oil prices and their negative impact on rig count in the U.S. We exited our position during the period.

Tidewater, Inc. is a New Orleans, Louisiana-based supplier of offshore supply and support vessels to the oil & gas industry. Although Tidewater’s shares rebounded slightly near the end of the period as crude oil prices staged a rally off their mid-March lows, plummeting crude oil prices for much of the period weighed on the stock. However, its globally diverse vessel fleet may be better positioned to reduce cost and navigate weak offshore supply and demand fundamentals. While there is less clarity on the recovery scope in offshore day rates and utilization, we added to our position near the end of the period as we believed shares were trading below liquidation level and the valuation was not reflective of Tidewater’s sound balance sheet and ability for strong free-cash-flow generation.

MARKET OUTLOOK

As we look ahead, the factors that led us here continue to be intact, mainly loose monetary policy on a global basis. However, the Fed has clearly telegraphed its intention, and has initiated the process of slowly reducing the amount of liquidity injected into the system and has stated its preference to raise interest rates, “not now, but soon.” Of course this will be dependent on both inflation and jobs data. Some of the recent economic data has been mixed, with first quarter GDP contracting and expectations for the second quarter in the 2% range – far from rapid growth. Meanwhile, nonfarm payrolls continue to increase with nascent signs of wage inflation, but the labor force participation rate remains stuck at near record lows. The odds of miscommunication from the Fed would appear to be high as it begins to transition away from policy accommodation. Additionally the global economy remains in an uneven state, with downside risks evident in China and Europe, large commodity and currency price fluctuations, and more volatile global interest rates. Oddly enough, despite these pressing uncertainties, valuations remain at the upper end of historical ranges. Given this backdrop, the potential for increasing equity market volatility would seem to be warranted. As such we continue to remain vigilant about the potential for downside risk.

Complacency has set into investor psychology as the S&P 500 Index, a broad market measure, has gone over 1,350 days without a 10% correction. Given the low level of interest rates, it can be argued that the market is fairly valued based on the S&P 500 trading at 17.4x 2015 estimated earnings. However, based on the Shiller P/E ratio (a price-to-earnings ratio which incorporates inflation adjusted earnings over the past 10 years) the S&P 500 is trading at 27x. This is well above its historical mean of 15.95x and significantly above its average going back to 1881. To put this into context, other instances when this valuation metric was at this level, or higher, included 1929, 2000 and 2007. A potential headwind for the sustainability of the current P/E multiple is corporate profits. In the first quarter, S&P 500 companies delivered paltry earnings growth of 0.80% compared to the same period a year ago. The forecast for the second quarter is for a decline of 4.5%. Simply put, “bad news” has been embraced by the equity market and this may continue to be the case, until it isn’t. Thus, we continue our focus on building a portfolio of high-quality stocks that we believe

2 | JUNE 30, 2015

(unaudited)

can help minimize risk should the time come that the equity market views “bad news” as truly bad news.

Recently, there have been bouts of volatility in currencies and interest rates that have spread to stocks. As the 10-year Treasury yield moved from below 2.0% to above 2.35% near the end of the period, interest rate sensitive sectors such as real estate investment trusts (REITs) and utilities, as well as economically sensitive transportation stocks, saw meaningful price declines.

The Fund’s sector positioning did not materially change during the period. Staples, industrials, health care and materials remain overweight on a relative basis. While our energy weight is in line with the benchmark, this is a function of our exposure to MLPs where we feel there is less commodity price risk and ultimately reduced downside in the shares as most of the contracts are fee based and dividend yields are healthy. Conversely, our underweight sectors remain financials and utilities. We initiated positions in financials, industrials, materials, energy and technology; instances where we felt the stocks were cheap enough to have attractive trade-offs between risk and reward. Uncertainties over Greece, the slowdown in China, assorted geopolitical threats, as well as the growth trajectory of the U.S. economy all are factors that lead us to be cautious given equity valuations. In conclusion, we believe our portfolio of what we consider high-quality stocks will hold up better relative to the benchmark should volatility appear. We believe we will also be presented with opportunities to purchase new stocks where the valuation and reward-to-risk ratios are more compelling.

Thank you for your investment in Perkins Small Cap Value Fund.

Janus Investment Fund | 3

Perkins Small Cap Value Fund (unaudited)

Perkins Small Cap Value Fund At A Glance

5 Top Performers – Holdings

Contribution

Casey’s General Stores, Inc.	1.09%
Phibro Animal Health Corp. – Class A	0.83%
Informatica Corp.	0.55%
STERIS Corp.	0.52%
NICE Systems, Ltd. (ADR)	0.46%

5 Bottom Performers – Holdings

Contribution

QEP Midstream Partners LP	–0.62%
Kirby Corp.	–0.60%
Tidewater, Inc.	–0.54%
Prosperity Bancshares, Inc.	–0.32%
Plains All American Pipeline LP	–0.30%

5 Top Performers – Sectors*

		Fund Weighting	Russell 2000®
	Fund Contribution	(Average % of Equity)	Value Index Weighting

Information Technology	1.61%	10.93%	9.88%
Energy	1.44%	5.69%	5.02%
Health Care	1.19%	12.15%	5.46%
Consumer Staples	1.07%	6.58%	2.70%
Materials	0.52%	5.33%	4.47%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 2000®
	Fund Contribution	(Average % of Equity)	Value Index Weighting

Financials	–0.44%	29.42%	40.42%
Industrials	–0.43%	17.02%	12.95%
Consumer Discretionary	–0.09%	7.11%	11.64%
Other**	–0.06%	4.40%	0.00%
Telecommunication Services	0.06%	0.00%	0.77%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

4 | JUNE 30, 2015

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2015

Casey’s General Stores, Inc. Food & Staples Retailing	2.8%
Sovran Self Storage, Inc. Real Estate Investment Trusts (REITs)	2.3%
CLARCOR, Inc. Machinery	2.2%
Jack Henry & Associates, Inc. Information Technology Services	2.2%
Owens & Minor, Inc. Health Care Providers & Services	2.1%

11.6%

Asset Allocation – (% of Net Assets)
As of June 30, 2015

*Includes Other of (0.1)%.

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2015

As of June 30, 2014

Janus Investment Fund | 5

Perkins Small Cap Value Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2015				Expense Ratios – per the October 28, 2014 prospectuses
	One	Five	Ten	Total Annual Fund
	Year	Year	Year	Operating Expenses

Perkins Small Cap Value Fund – Class A Shares

NAV	4.61%	11.95%	8.55%	1.05%

MOP	–1.41%	10.63%	7.90%

Perkins Small Cap Value Fund – Class C Shares

NAV	3.94%	11.12%	7.75%	1.79%

CDSC	3.12%	11.12%	7.75%

Perkins Small Cap Value Fund – Class D Shares(1)	4.93%	12.27%	8.84%	0.74%

Perkins Small Cap Value Fund – Class I Shares	4.98%	12.31%	8.79%	0.73%

Perkins Small Cap Value Fund – Class L Shares(2)	5.10%	12.43%	9.04%	0.80%

Perkins Small Cap Value Fund – Class N Shares	5.15%	12.17%	8.79%	0.58%

Perkins Small Cap Value Fund – Class R Shares	4.32%	11.61%	8.25%	1.33%

Perkins Small Cap Value Fund – Class S Shares	4.60%	11.89%	8.52%	1.08%

Perkins Small Cap Value Fund – Class T Shares	4.85%	12.17%	8.79%	0.83%

Russell 2000® Value Index	0.78%	14.81%	6.87%

Morningstar Quartile – Class T Shares	1st	4th	1st

Morningstar Ranking – based on total returns for Small Value Funds	61/433	321/358	46/311

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

See important disclosures on the next page.

6 | JUNE 30, 2015

(unaudited)

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares and Class S Shares commenced operations on July 6, 2009. Performance shown for each class reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares) for periods prior to July 6, 2009, calculated using the fees and expenses of the corresponding class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares (formerly named Investor Shares).

Class I Shares commenced operations on July 6, 2009. Performance shown reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares) for periods prior to July 6, 2009, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares of the Fund commenced operations on May 31, 2012. Performance shown for Class N Shares reflects the performance of the Fund’s Class T Shares from July 6, 2009 to May 31, 2012, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers. For periods prior to July 6, 2009, the performance shown for Class N Shares reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares), calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class T Shares (formerly named Class J Shares) commenced operations with the Fund’s inception. Performance shown for Class T Shares reflects the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2015 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

(1)	Closed to certain new investors.
(2)	Closed to new investors.

Janus Investment Fund | 7

Perkins Small Cap Value Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/15)	(6/30/15)	(1/1/15 - 6/30/15)†	(1/1/15)	(6/30/15)	(1/1/15 - 6/30/15)†	(1/1/15 - 6/30/15)

Class A Shares	$1,000.00	$1,027.20	$5.08	$1,000.00	$1,019.79	$5.06	1.01%

Class C Shares	$1,000.00	$1,023.30	$8.58	$1,000.00	$1,016.31	$8.55	1.71%

Class D Shares	$1,000.00	$1,028.30	$3.62	$1,000.00	$1,021.22	$3.61	0.72%

Class I Shares	$1,000.00	$1,028.20	$3.42	$1,000.00	$1,021.42	$3.41	0.68%

Class L Shares	$1,000.00	$1,029.00	$2.92	$1,000.00	$1,021.92	$2.91	0.58%

Class N Shares	$1,000.00	$1,029.10	$2.77	$1,000.00	$1,022.07	$2.76	0.55%

Class R Shares	$1,000.00	$1,025.30	$6.53	$1,000.00	$1,018.35	$6.51	1.30%

Class S Shares	$1,000.00	$1,027.00	$5.28	$1,000.00	$1,019.59	$5.26	1.05%

Class T Shares	$1,000.00	$1,027.80	$4.02	$1,000.00	$1,020.83	$4.01	0.80%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8 | JUNE 30, 2015

Perkins Small Cap Value Fund

Schedule of Investments

As of June 30, 2015

Shares or Principal Amount		Value
Common Stocks – 95.5%
Auto Components – 1.7%
842,898	Standard Motor Products, Inc.	$29,602,578
Automobiles – 0.8%
541,355	Winnebago Industries, Inc.	12,770,564
Building Products – 1.7%
841,644	Simpson Manufacturing Co., Inc.	28,615,896
Capital Markets – 4.1%
1,031,989	AllianceBernstein Holding LP	30,474,635
520,086	Evercore Partners, Inc. – Class A	28,063,841
196,602	Stifel Financial Corp.*	11,351,799

		69,890,275
Chemicals – 1.7%
360,750	Cabot Corp.	13,452,367
677,136	Kraton Performance Polymers, Inc.*	16,170,008

		29,622,375
Commercial Banks – 15.3%
460,597	Bank of Hawaii Corp.	30,712,608
113,652	Banner Corp.	5,447,340
722,498	Columbia Banking System, Inc.	23,510,085
504,210	FCB Financial Holdings, Inc. – Class A*	16,033,878
896,983	First Interstate BancSystem, Inc. – Class A	24,882,309
731,874	FirstMerit Corp.	15,244,935
331,337	Independent Bank Corp.	15,536,392
183,823	MB Financial, Inc.	6,330,864
217,893	PrivateBancorp, Inc.	8,676,499
2,026,044	Sterling Bancorp	29,782,847
511,742	Synovus Financial Corp.	15,771,889
221,770	UMB Financial Corp.	12,645,325
1,562,784	Umpqua Holdings Corp.	28,114,484
1,293,808	United Community Banks, Inc.	27,001,773

		259,691,228
Commercial Services & Supplies – 4.9%
593,971	Copart, Inc.*	21,074,091
316,586	UniFirst Corp.	35,410,144
561,574	Waste Connections, Inc.	26,461,367

		82,945,602
Consumer Finance – 1.0%
401,000	Nelnet, Inc. – Class A	17,367,310
Containers & Packaging – 2.8%
223,260	Silgan Holdings, Inc.	11,779,198
822,900	Sonoco Products Co.	35,269,494

		47,048,692
Electrical Equipment – 1.7%
880,195	Babcock & Wilcox Co.*	28,870,396
Electronic Equipment, Instruments & Components – 1.4%
211,038	FARO Technologies, Inc.*	9,855,474
246,128	Tech Data Corp.*	14,167,128

		24,022,602
Energy Equipment & Services – 3.4%
143,248	Dril-Quip, Inc.*	10,779,412
131,592	Oil States International, Inc.*	4,899,170
1,359,998	Tidewater, Inc.	30,912,755
391,944	Unit Corp.*	10,629,521

		57,220,858
Food & Staples Retailing – 2.8%
489,242	Casey’s General Stores, Inc.	46,840,029
Food Products – 3.2%
929,817	Boulder Brands, Inc.*	6,452,930
149,698	J&J Snack Foods Corp.	16,567,078
151,745	Lancaster Colony Corp.	13,786,033
232,119	Sanderson Farms, Inc.	17,446,064

		54,252,105
Gas Utilities – 1.3%
414,291	Southwest Gas Corp.	22,044,424
Health Care Equipment & Supplies – 0.8%
93,688	Cyberonics, Inc.*	5,570,688
136,186	STERIS Corp.	8,775,826

		14,346,514
Health Care Providers & Services – 4.0%
1,057,983	Owens & Minor, Inc.	35,971,422
820,212	Premier, Inc. – Class A*	31,545,354

		67,516,776
Health Care Technology – 1.5%
686,104	Omnicell, Inc.*	25,872,982
Hotels, Restaurants & Leisure – 1.4%
449,342	Cedar Fair LP	24,484,646
Information Technology Services – 2.2%
569,931	Jack Henry & Associates, Inc.	36,874,536
Insurance – 3.2%
447,146	First American Financial Corp.	16,638,303
345,690	Hanover Insurance Group, Inc.	25,591,431
157,825	StanCorp Financial Group, Inc.	11,933,148

		54,162,882
Leisure Products – 0.5%
233,959	Arctic Cat, Inc.	7,769,778
Machinery – 8.6%
452,198	Astec Industries, Inc.	18,910,920
609,278	CLARCOR, Inc.	37,921,463
338,751	Kennametal, Inc.	11,558,184
331,868	Lincoln Electric Holdings, Inc.	20,207,442
158,277	RBC Bearings, Inc.*	11,357,958
642,401	Timken Co.	23,492,605
194,390	Valmont Industries, Inc.	23,107,139

		146,555,711
Media – 2.3%
351,681	Morningstar, Inc.	27,976,224
502,706	Time, Inc.	11,567,265

		39,543,489
Metals & Mining – 0.9%
61,291	Compass Minerals International, Inc.	5,034,443
397,734	TimkenSteel Corp.	10,734,840

		15,769,283
Multiline Retail – 0.6%
103,816	Dillard’s, Inc. – Class A	10,920,405
Oil, Gas & Consumable Fuels – 3.1%
1,368,997	Cone Midstream Partners LP	24,231,247
159,931	SM Energy Co.	7,376,018
327,042	Western Gas Partners LP	20,724,651

		52,331,916

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 9

Perkins Small Cap Value Fund

Schedule of Investments

As of June 30, 2015

Shares or Principal Amount		Value
Personal Products – 0.4%
196,190	Inter Parfums, Inc.	$6,656,727
Pharmaceuticals – 1.9%
819,087	Phibro Animal Health Corp. – Class A	31,895,248
Real Estate Investment Trusts (REITs) – 7.1%
181,439	EastGroup Properties, Inc.	10,202,315
355,028	Healthcare Trust of America, Inc. – Class A	8,502,920
875,187	National Storage Affiliates Trust	10,852,319
310,116	Post Properties, Inc.	16,861,007
972,210	Potlatch Corp.	34,338,457
451,601	Sovran Self Storage, Inc.	39,248,643

		120,005,661
Road & Rail – 1.2%
275,585	Genesee & Wyoming, Inc. – Class A*	20,994,065
Semiconductor & Semiconductor Equipment – 1.0%
881,308	Teradyne, Inc.	17,000,431
Software – 4.6%
455,310	Informatica Corp.*	22,068,876
541,929	NetScout Systems, Inc.*	19,872,536
203,162	NICE Systems, Ltd. (ADR)	12,919,072
446,355	Synopsys, Inc.*	22,607,881

		77,468,365
Specialty Retail – 1.4%
311,405	Finish Line, Inc. – Class A	8,663,287
506,742	Sally Beauty Holdings, Inc.*	16,002,913

		24,666,200
Textiles, Apparel & Luxury Goods – 1.0%
294,150	Movado Group, Inc.	7,989,114
230,345	Steven Madden, Ltd.*	9,854,159

		17,843,273

Total Common Stocks (cost $1,383,149,403)		1,623,483,822
Repurchase Agreements – 4.6%
$47,900,000	Undivided interest of 23.9% in a joint repurchase agreement (principal amount $200,300,000 with a maturity value of $200,300,556) with ING Financial Markets LLC, 0.1000%, dated 6/30/15, maturing 7/1/15, to be repurchased at $47,900,133 collateralized by $220,243,953 in U.S. Treasuries, 0% – 4.2500%, 10/31/15 – 11/15/43, with a value of $204,308,612	47,900,000
30,000,000	Undivided interest of 30.0% in a joint repurchase agreement (principal amount $100,000,000 with a maturity value of $100,000,167) with RBC Capital Markets Corp., 0.0600%, dated 6/30/15, maturing 7/1/15, to be repurchased at $30,000,050 collateralized by $116,489,256 in U.S. Treasuries, 0% – 8.7500%, 8/15/15 – 11/15/44, with a value of $102,000,016	30,000,000

Total Repurchase Agreements (cost $77,900,000)		77,900,000
Total Investments (total cost $1,461,049,403) – 100.1%		1,701,383,822

Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(1,384,791)

Net Assets – 100%		$1,699,999,031

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States	$1,688,464,750	99.2%
Israel	12,919,072	0.8

Total	$1,701,383,822	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 | JUNE 30, 2015

Notes to Schedule of Investments and Other Information

Russell 2000® Value Index	Measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® Index	Measures broad U.S. equity performance.

ADR	American Depositary Receipt

LLC	Limited Liability Company

LP	Limited Partnership

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2015. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2015)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Perkins Small Cap Value Fund
Assets
Investments in Securities:
Common Stocks	$1,623,483,822	$–	$–

Repurchase Agreements	–	77,900,000	–

Total Assets	$1,623,483,822	$77,900,000	$–

Janus Investment Fund | 11

Statement of Assets and Liabilities

As of June 30, 2015	Perkins Small Cap Value Fund

Assets:
Investments, at cost(1)	$1,461,049,403
Investments, at value	$1,623,483,822
Repurchase agreements, at value	77,900,000
Cash	149,800
Non-interested Trustees’ deferred compensation	34,043
Receivables:
Investments sold	14,169,843
Fund shares sold	833,010
Dividends	1,230,634
Interest	183
Other assets	4,708
Total Assets	1,717,806,043
Liabilities:
Payables:
Investments purchased	12,874,057
Fund shares repurchased	3,584,760
Advisory fees	734,574
Fund administration fees	13,474
Transfer agent fees and expenses	275,427
12b-1 Distribution and shareholder servicing fees	56,518
Non-interested Trustees’ fees and expenses	11,323
Non-interested Trustees’ deferred compensation fees	34,043
Accrued expenses and other payables	222,836
Total Liabilities	17,807,012
Net Assets	$1,699,999,031

See Notes to Financial Statements.

12 | JUNE 30, 2015

As of June 30, 2015	Perkins Small Cap Value Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,278,144,388
Undistributed net investment income/(loss)	9,933,161
Undistributed net realized gain/(loss) from investments and foreign currency transactions	171,579,408
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	240,342,074
Total Net Assets	$1,699,999,031
Net Assets - Class A Shares	$49,599,324
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,226,441
Net Asset Value Per Share(2)	$22.28
Maximum Offering Price Per Share(3)	$23.64
Net Assets - Class C Shares	$12,843,500
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	597,683
Net Asset Value Per Share(2)	$21.49
Net Assets - Class D Shares	$77,947,811
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,512,156
Net Asset Value Per Share	$22.19
Net Assets - Class I Shares	$516,201,335
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	23,175,745
Net Asset Value Per Share	$22.27
Net Assets - Class L Shares	$200,530,638
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,822,717
Net Asset Value Per Share	$22.73
Net Assets - Class N Shares	$202,182,268
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	9,088,187
Net Asset Value Per Share	$22.25
Net Assets - Class R Shares	$18,692,284
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	854,221
Net Asset Value Per Share	$21.88
Net Assets - Class S Shares	$59,684,500
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,704,664
Net Asset Value Per Share	$22.07
Net Assets - Class T Shares	$562,317,371
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	25,318,419
Net Asset Value Per Share	$22.21

(1)	Includes cost of repurchase agreements of $77,900,000.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund | 13

Statement of Operations

Perkins Small Cap
For the year ended June 30, 2015	Value Fund

Investment Income:
Interest	$36,114
Dividends	28,803,980
Foreign tax withheld	(52,883)
Total Investment Income	28,787,211
Expenses:
Advisory fees	9,291,751
12b-1 Distribution and shareholder servicing fees:
Class A Shares	144,436
Class C Shares	142,449
Class R Shares	98,540
Class S Shares	163,925
Transfer agent administrative fees and expenses:
Class D Shares	93,182
Class L Shares	414,803
Class R Shares	49,270
Class S Shares	163,925
Class T Shares	1,544,071
Transfer agent networking and omnibus fees:
Class A Shares	124,563
Class C Shares	16,573
Class I Shares	598,187
Other transfer agent fees and expenses:
Class A Shares	6,694
Class C Shares	2,185
Class D Shares	16,910
Class I Shares	23,320
Class L Shares	2,368
Class N Shares	1,207
Class R Shares	540
Class S Shares	854
Class T Shares	5,584
Shareholder reports expense	73,792
Registration fees	289,083
Custodian fees	16,491
Professional fees	83,036
Non-interested Trustees’ fees and expenses	35,948
Fund administration fees	162,828
Other expenses	113,599
Total Expenses	13,680,114
Less: Excess Expense Reimbursement	(372,024)
Net Expenses	13,308,090
Net Investment Income/(Loss)	15,479,121
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	246,439,349
Total Net Realized Gain/(Loss) on Investments	246,439,349
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(182,740,201)
Total Change in Unrealized Net Appreciation/Depreciation	(182,740,201)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$79,178,269

See Notes to Financial Statements.

14 | JUNE 30, 2015

Statements of Changes in Net Assets

	Perkins Small Cap
	Value Fund
For each year ended June 30	2015	2014

Operations:
Net investment income/(loss)	$15,479,121	$16,765,366
Net realized gain/(loss) on investments	246,439,349	419,912,638
Change in unrealized net appreciation/depreciation	(182,740,201)	17,039,212
Net Increase/(Decrease) in Net Assets Resulting from Operations	79,178,269	453,717,216
Dividends and Distributions to Shareholders:
Net Investment Income
Class A Shares	(30,376)	(661,136)
Class D Shares	(642,141)	(702,673)
Class I Shares	(4,351,572)	(7,037,624)
Class L Shares	(1,840,239)	(2,213,331)
Class N Shares	(2,002,806)	(3,381,754)
Class R Shares	–	(76,782)
Class S Shares	(246,086)	(463,407)
Class T Shares	(4,264,368)	(5,959,638)
Net Realized Gain from Investment Transactions
Class A Shares	(11,586,504)	(5,613,977)
Class C Shares	(3,141,838)	(858,944)
Class D Shares	(16,278,472)	(3,921,587)
Class I Shares	(118,290,192)	(39,500,677)
Class L Shares	(40,404,537)	(10,934,160)
Class N Shares	(42,587,290)	(15,910,304)
Class R Shares	(4,127,037)	(1,467,343)
Class S Shares	(13,784,366)	(4,262,162)
Class T Shares	(130,671,136)	(38,735,620)
Net Decrease from Dividends and Distributions to Shareholders	(394,248,960)	(141,701,119)

See footnotes at the end of the Statements.
See Notes to Financial Statements.

Janus Investment Fund | 15

Statements of Changes in Net Assets  (continued)

	Perkins Small Cap
	Value Fund
For each year ended June 30	2015	2014

Capital Share Transactions:
Shares Sold
Class A Shares	25,923,250	24,593,811
Class C Shares	1,280,195	821,182
Class D Shares	5,106,235	3,313,453
Class I Shares	98,777,026	116,353,755
Class L Shares	17,977,773	11,532,121
Class N Shares	82,618,212	89,718,263
Class R Shares	3,969,453	5,010,404
Class S Shares	18,143,569	19,123,620
Class T Shares	67,979,940	67,005,260
Reinvested Dividends and Distributions
Class A Shares	6,777,098	4,622,584
Class C Shares	2,635,652	696,019
Class D Shares	16,606,427	4,540,822
Class I Shares	106,570,257	38,553,701
Class L Shares	40,639,152	12,588,319
Class N Shares	44,590,096	19,292,058
Class R Shares	3,660,918	1,338,394
Class S Shares	14,028,679	4,713,307
Class T Shares	133,556,206	44,313,130
Shares Repurchased
Class A Shares	(61,380,565)	(69,867,352)
Class C Shares	(4,786,878)	(4,679,735)
Class D Shares	(11,654,633)	(12,197,313)
Class I Shares	(209,154,029)	(458,380,380)
Class L Shares	(37,277,694)	(72,743,764)
Class N Shares	(91,327,306)	(194,782,065)
Class R Shares	(9,232,356)	(16,857,399)
Class S Shares	(33,436,470)	(43,231,146)
Class T Shares	(238,565,896)	(355,194,810)
Net Increase/(Decrease) from Capital Share Transactions	(5,975,689)	(759,803,761)
Net Increase/(Decrease) in Net Assets	(321,046,380)	(447,787,664)
Net Assets:
Beginning of period	2,021,045,411	2,468,833,075
End of period	$1,699,999,031	$2,021,045,411

Undistributed Net Investment Income/(Loss)	$9,933,161	$13,336,622

See Notes to Financial Statements.

16 | JUNE 30, 2015

Financial Highlights

Class A Shares

	Perkins Small Cap Value Fund
For a share outstanding during each year ended June 30	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$26.99	$23.62	$21.02	$24.89	$20.92
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.14(1)	0.11(1)	0.15	0.21	–(2)
Net realized and unrealized gain/(loss)	0.92	4.71	3.56	(1.30)	4.68
Total from Investment Operations	1.06	4.82	3.71	(1.09)	4.68
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	(0.15)	(0.21)	(0.02)	(0.10)
Distributions (from capital gains)	(5.75)	(1.30)	(0.90)	(2.76)	(0.61)
Total Dividends and Distributions	(5.77)	(1.45)	(1.11)	(2.78)	(0.71)
Net Asset Value, End of Period	$22.28	$26.99	$23.62	$21.02	$24.89
Total Return	4.61%	20.92%	18.27%	(4.08)%	22.53%
Net Assets, End of Period (in thousands)	$49,599	$89,450	$115,675	$141,049	$223,229
Average Net Assets for the Period (in thousands)	$57,774	$108,703	$128,765	$170,483	$181,662
Ratios to Average Net Assets:
Ratio of Gross Expenses	1.03%	1.05%	1.00%	1.40%	1.25%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.03%	1.05%	1.00%	1.25%	1.25%
Ratio of Net Investment Income/(Loss)	0.57%	0.43%	0.64%	0.96%	0.23%
Portfolio Turnover Rate	86%	62%	60%	62%	64%

Class C Shares

	Perkins Small Cap Value Fund
For a share outstanding during each year ended June 30	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$26.37	$23.13	$20.57	$24.57	$20.75
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.02)(1)	(0.07)(1)	(0.15)	0.01	(0.18)
Net realized and unrealized gain/(loss)	0.89	4.61	3.61	(1.25)	4.63
Total from Investment Operations	0.87	4.54	3.46	(1.24)	4.45
Less Dividends and Distributions:
Dividends (from net investment income)	–	–	–(2)	–	(0.02)
Distributions (from capital gains)	(5.75)	(1.30)	(0.90)	(2.76)	(0.61)
Total Dividends and Distributions	(5.75)	(1.30)	(0.90)	(2.76)	(0.63)
Net Asset Value, End of Period	$21.49	$26.37	$23.13	$20.57	$24.57
Total Return	3.94%	20.06%	17.31%	(4.78)%	21.55%
Net Assets, End of Period (in thousands)	$12,844	$16,390	$17,316	$21,434	$29,444
Average Net Assets for the Period (in thousands)	$14,245	$16,844	$18,953	$24,453	$29,169
Ratios to Average Net Assets:
Ratio of Gross Expenses	1.69%	1.79%	1.85%	2.05%	2.05%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.69%	1.77%	1.80%	1.99%	2.05%
Ratio of Net Investment Income/(Loss)	(0.09)%	(0.29)%	(0.16)%	0.25%	(0.52)%
Portfolio Turnover Rate	86%	62%	60%	62%	64%

(1)	Per share amounts are calculated based on average shares outstanding during the year.
(2)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund | 17

Financial Highlights  (continued)

Class D Shares

	Perkins Small Cap Value Fund
For a share outstanding during each year ended June 30	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$27.04	$23.66	$21.10	$24.96	$20.92
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.21(1)	0.19(1)	0.20	0.28	0.09
Net realized and unrealized gain/(loss)	0.92	4.72	3.57	(1.30)	4.65
Total from Investment Operations	1.13	4.91	3.77	(1.02)	4.74
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.23)	(0.31)	(0.08)	(0.09)
Distributions (from capital gains)	(5.75)	(1.30)	(0.90)	(2.76)	(0.61)
Total Dividends and Distributions	(5.98)	(1.53)	(1.21)	(2.84)	(0.70)
Net Asset Value, End of Period	$22.19	$27.04	$23.66	$21.10	$24.96
Total Return	4.93%	21.30%	18.53%	(3.75)%	22.83%
Net Assets, End of Period (in thousands)	$77,948	$81,194	$74,980	$72,646	$86,402
Average Net Assets for the Period (in thousands)	$77,652	$78,901	$72,194	$75,800	$84,313
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.71%	0.74%	0.77%	0.95%	0.99%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.71%	0.74%	0.77%	0.95%	0.99%
Ratio of Net Investment Income/(Loss)	0.87%	0.73%	0.85%	1.30%	0.54%
Portfolio Turnover Rate	86%	62%	60%	62%	64%

Class I Shares

	Perkins Small Cap Value Fund
For a share outstanding during each year ended June 30	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$27.09	$23.70	$21.13	$25.01	$20.97
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.22(1)	0.19(1)	0.25	0.29	0.04
Net realized and unrealized gain/(loss)	0.92	4.73	3.54	(1.31)	4.73
Total from Investment Operations	1.14	4.92	3.79	(1.02)	4.77
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)	(0.23)	(0.32)	(0.10)	(0.12)
Distributions (from capital gains)	(5.75)	(1.30)	(0.90)	(2.76)	(0.61)
Total Dividends and Distributions	(5.96)	(1.53)	(1.22)	(2.86)	(0.73)
Net Asset Value, End of Period	$22.27	$27.09	$23.70	$21.13	$25.01
Total Return	4.98%	21.31%	18.62%	(3.74)%	22.89%
Net Assets, End of Period (in thousands)	$516,201	$617,119	$821,829	$1,195,217	$1,317,183
Average Net Assets for the Period (in thousands)	$556,326	$767,593	$1,114,888	$1,214,236	$1,091,334
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.67%	0.74%	0.71%	0.89%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.67%	0.74%	0.71%	0.89%	0.93%
Ratio of Net Investment Income/(Loss)	0.93%	0.75%	0.94%	1.37%	0.55%
Portfolio Turnover Rate	86%	62%	60%	62%	64%

(1)	Per share amounts are calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

18 | JUNE 30, 2015

Class L Shares

	Perkins Small Cap Value Fund
For a share outstanding during each year ended June 30	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$27.55	$24.08	$21.45	$25.34	$21.21
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.25(1)	0.23(1)	0.53	0.31	0.51
Net realized and unrealized gain/(loss)	0.94	4.80	3.34	(1.33)	4.34
Total from Investment Operations	1.19	5.03	3.87	(1.02)	4.85
Less Dividends and Distributions:
Dividends (from net investment income)	(0.26)	(0.26)	(0.34)	(0.11)	(0.11)
Distributions (from capital gains)	(5.75)	(1.30)	(0.90)	(2.76)	(0.61)
Total Dividends and Distributions	(6.01)	(1.56)	(1.24)	(2.87)	(0.72)
Net Asset Value, End of Period	$22.73	$27.55	$24.08	$21.45	$25.34
Total Return	5.10%	21.45%	18.74%	(3.67)%	23.03%
Net Assets, End of Period (in thousands)	$200,531	$212,533	$230,021	$280,294	$325,503
Average Net Assets for the Period (in thousands)	$195,145	$226,789	$251,154	$287,560	$419,652
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.77%	0.80%	0.83%	1.02%	1.08%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.59%	0.61%	0.63%	0.79%	0.84%
Ratio of Net Investment Income/(Loss)	1.01%	0.87%	1.00%	1.45%	0.76%
Portfolio Turnover Rate	86%	62%	60%	62%	64%

Class N Shares

	Perkins Small Cap Value Fund
For a share outstanding during each year or period ended June 30	2015	2014	2013	2012(2)

Net Asset Value, Beginning of Period	$27.09	$23.71	$21.14	$20.63
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.25(1)	0.24(1)	0.33	(0.03)
Net realized and unrealized gain/(loss)	0.93	4.72	3.49	0.54
Total from Investment Operations	1.18	4.96	3.82	0.51
Less Dividends and Distributions:
Dividends (from net investment income)	(0.27)	(0.28)	(0.35)	–
Distributions (from capital gains)	(5.75)	(1.30)	(0.90)	–
Total Dividends and Distributions	(6.02)	(1.58)	(1.25)	–
Net Asset Value, End of Period	$22.25	$27.09	$23.71	$21.14
Total Return*	5.15%	21.47%	18.78%	2.47%
Net Assets, End of Period (in thousands)	$202,182	$200,869	$251,691	$12,300
Average Net Assets for the Period (in thousands)	$200,334	$279,014	$64,999	$8,788
Ratios to Average Net Assets:
Ratio of Gross Expenses**	0.56%	0.58%	0.60%	0.63%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	0.56%	0.58%	0.60%	0.63%
Ratio of Net Investment Income/(Loss)**	1.03%	0.92%	0.92%	(1.65)%
Portfolio Turnover Rate	86%	62%	60%	62%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year.
(2)	Period from May 31, 2012 (inception date) through June 30, 2012.

See Notes to Financial Statements.

Janus Investment Fund | 19

Financial Highlights  (continued)

Class R Shares

	Perkins Small Cap Value Fund
For a share outstanding during each year ended June 30	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$26.66	$23.34	$20.81	$24.71	$20.83
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.07(1)	0.04(1)	0.04	0.15	(0.04)
Net realized and unrealized gain/(loss)	0.90	4.65	3.56	(1.29)	4.61
Total from Investment Operations	0.97	4.69	3.60	(1.14)	4.57
Less Dividends and Distributions:
Dividends (from net investment income)	–	(0.07)	(0.17)	–(2)	(0.08)
Distributions (from capital gains)	(5.75)	(1.30)	(0.90)	(2.76)	(0.61)
Total Dividends and Distributions	(5.75)	(1.37)	(1.07)	(2.76)	(0.69)
Net Asset Value, End of Period	$21.88	$26.66	$23.34	$20.81	$24.71
Total Return	4.32%	20.56%	17.87%	(4.32)%	22.10%
Net Assets, End of Period (in thousands)	$18,692	$23,700	$30,415	$31,997	$38,302
Average Net Assets for the Period (in thousands)	$19,708	$28,330	$31,106	$34,159	$32,917
Ratios to Average Net Assets:
Ratio of Gross Expenses	1.31%	1.33%	1.34%	1.53%	1.60%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.31%	1.33%	1.34%	1.53%	1.60%
Ratio of Net Investment Income/(Loss)	0.28%	0.16%	0.29%	0.73%	(0.10)%
Portfolio Turnover Rate	86%	62%	60%	62%	64%

Class S Shares

	Perkins Small Cap Value Fund
For a share outstanding during each year ended June 30	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$26.88	$23.53	$20.97	$24.84	$20.88
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.13(1)	0.10(1)	0.12	0.20	–(2)
Net realized and unrealized gain/(loss)	0.91	4.69	3.57	(1.30)	4.65
Total from Investment Operations	1.04	4.79	3.69	(1.10)	4.65
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	(0.14)	(0.23)	(0.01)	(0.08)
Distributions (from capital gains)	(5.75)	(1.30)	(0.90)	(2.76)	(0.61)
Total Dividends and Distributions	(5.85)	(1.44)	(1.13)	(2.77)	(0.69)
Net Asset Value, End of Period	$22.07	$26.88	$23.53	$20.97	$24.84
Total Return	4.60%	20.86%	18.19%	(4.11)%	22.40%
Net Assets, End of Period (in thousands)	$59,685	$72,148	$80,862	$93,910	$106,549
Average Net Assets for the Period (in thousands)	$65,570	$80,958	$86,346	$94,960	$83,981
Ratios to Average Net Assets:
Ratio of Gross Expenses	1.06%	1.08%	1.10%	1.28%	1.35%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.06%	1.08%	1.10%	1.28%	1.35%
Ratio of Net Investment Income/(Loss)	0.53%	0.40%	0.53%	0.97%	0.14%
Portfolio Turnover Rate	86%	62%	60%	62%	64%

(1)	Per share amounts are calculated based on average shares outstanding during the year.
(2)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

20 | JUNE 30, 2015

Class T Shares

	Perkins Small Cap Value Fund
For a share outstanding during each year ended June 30	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$27.04	$23.65	$21.08	$24.93	$20.92
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.19(1)	0.17(1)	0.20	0.27	0.05
Net realized and unrealized gain/(loss)	0.92	4.72	3.55	(1.31)	4.66
Total from Investment Operations	1.11	4.89	3.75	(1.04)	4.71
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)	(0.20)	(0.28)	(0.05)	(0.09)
Distributions (from capital gains)	(5.75)	(1.30)	(0.90)	(2.76)	(0.61)
Total Dividends and Distributions	(5.94)	(1.50)	(1.18)	(2.81)	(0.70)
Net Asset Value, End of Period	$22.21	$27.04	$23.65	$21.08	$24.93
Total Return	4.85%	21.20%	18.44%	(3.86)%	22.65%
Net Assets, End of Period (in thousands)	$562,317	$707,642	$846,044	$923,132	$1,257,481
Average Net Assets for the Period (in thousands)	$617,628	$773,664	$880,189	$1,023,747	$1,219,414
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.81%	0.83%	0.85%	1.05%	1.10%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.81%	0.83%	0.84%	1.04%	1.10%
Ratio of Net Investment Income/(Loss)	0.79%	0.65%	0.79%	1.20%	0.42%
Portfolio Turnover Rate	86%	62%	60%	62%	64%

(1)	Per share amounts are calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

Janus Investment Fund | 21

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Perkins Small Cap Value Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class L Shares are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class N Shares also are available to Janus proprietary products.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as

22 | JUNE 30, 2015

available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary
FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Janus Investment Fund | 23

Notes to Financial Statements (continued)

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions
The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

24 | JUNE 30, 2015

2.	Other Investments and Strategies

Additional Investment Risk
The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities
The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting

Janus Investment Fund | 25

Notes to Financial Statements (continued)

arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
Counterparty	of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

ING Financial Markets LLC	$47,900,000	$–	$(47,900,000)	$–
RBC Capital Markets Corp.	30,000,000	–	(30,000,000)	–

Total	$77,900,000	$–	$(77,900,000)	$–

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

Real Estate Investing
The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements
The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s “base” fee rate prior to any performance adjustment (expressed as an annual rate).

Fund	Base Fee Rate (%)

Perkins Small Cap Value Fund	0.72

26 | JUNE 30, 2015

The investment advisory fee rate is determined by calculating a base fee (shown in the table above) and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

Perkins Small Cap Value Fund	Russell 2000® Value Index

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period.

The Fund’s prospectuses and statements of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment, if applicable. The performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses for the year ended June 30, 2015 is below:

Performance Adjusted
Investment Advisory
Fund	Fee Rate (%)

Perkins Small Cap Value Fund	0.51

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Fund. Perkins (together with its predecessors), has been in the investment management business since 1984 and provides day-to-day management of the Fund’s portfolio operations subject to the general oversight of Janus Capital. Janus Capital owns 100% of Perkins.

Janus Capital pays Perkins a subadvisory fee equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Fund’s performance relative to the Fund’s benchmark index over the performance measurement period.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the transfer agency agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least November 1, 2015.

Fund	Expense Limit (%)

Perkins Small Cap Value Fund	0.96

If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the transfer agency agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Investment Fund | 27

Notes to Financial Statements (continued)

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services receives an administrative fee based on the average daily net assets Class L Shares of the Fund based on the average proportion of the Fund’s total net assets sold directly and the average proportion of the Fund’s net assets sold through financial intermediaries on a monthly basis. The asset-weighted fee is calculated by applying a blended annual fee rate of 0.12% on average net assets for the proportion of assets sold directly and 0.25% on average net assets for the proportion of assets sold through financial intermediaries. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations. Janus Services has agreed to waive all or a portion of this fee. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Services or Janus Capital without prior notification to shareholders. Removal of this fee waiver may have a significant impact on Class L Shares’ total expense ratio. If applicable, amounts waived to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services is compensated for its services related to the Fund’s Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement

28 | JUNE 30, 2015

of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $580,523 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2015. The Fund’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2015 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2015 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $279,000 were paid by the Trust to a Trustee under the Deferred Plan during the year ended June 30, 2015.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the year ended June 30, 2015, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Perkins Small Cap Value Fund	$1,636

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the year ended June 30, 2015.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2015, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

Perkins Small Cap Value Fund	$74

4.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, tax equalization, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed		Loss Deferrals		Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Late-Year	Post-October	to Tax	Appreciation/
Fund	Income	Gains	Capital Losses	Ordinary Loss	Capital Loss	Differences	(Depreciation)

Janus Small Cap Value Fund	$36,705,928	$141,756,642	$(1,987,662)	$–	$–	$(26,392)	$245,406,127

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2015, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses

Janus Investment Fund | 29

Notes to Financial Statements (continued)

incurred during those years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these capital loss carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended June 30, 2015

		Accumulated
		Capital
Fund	June 30, 2016	Losses

Perkins Small Cap Value Fund	$(1,987,662)	$(1,987,662)

During the year ended June 30, 2015, the following capital loss carryovers were utilized by the Fund as indicated in the table:

Capital Loss
Fund	Carryover Utilized

Janus Small Cap Value Fund	$1,987,662

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Perkins Small Cap Value Fund	$1,455,977,695	$265,619,989	$(20,213,862)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2015

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Small Cap Value Fund	$98,346,635	$295,902,325	$–	$–

For the year ended June 30, 2014

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Small Cap Value Fund	$26,943,849	$114,757,270	$–	$–

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

30 | JUNE 30, 2015

	Increase/(Decrease)	Increase/(Decrease) to Undistributed Net	Increase/(Decrease) to Undistributed Net
Fund	to Capital	Investment Income/Loss	Realized Gain/Loss

Janus Small Cap Value Fund	$26,364,060	$(5,504,994)	$(20,859,066)

Capital has been adjusted by $26,364,060, including $22,285,622 of long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

5.	Capital Share Transactions

	Perkins Small Cap Value Fund
For each year ended June 30	2015	2014

Transactions in Fund Shares – Class A Shares:
Shares sold	1,145,708	964,548
Reinvested dividends and distributions	314,191	184,756
Shares repurchased	(2,547,661)	(2,731,934)
Net Increase/(Decrease) in Fund Shares	(1,087,762)	(1,582,630)
Shares Outstanding, Beginning of Period	3,314,203	4,896,833
Shares Outstanding, End of Period	2,226,441	3,314,203
Transactions in Fund Shares – Class C Shares:
Shares sold	59,083	32,880
Reinvested dividends and distributions	126,229	28,363
Shares repurchased	(209,171)	(188,239)
Net Increase/(Decrease) in Fund Shares	(23,859)	(126,996)
Shares Outstanding, Beginning of Period	621,542	748,538
Shares Outstanding, End of Period	597,683	621,542
Transactions in Fund Shares – Class D Shares:
Shares sold	223,598	131,584
Reinvested dividends and distributions	774,192	181,415
Shares repurchased	(488,772)	(478,596)
Net Increase/(Decrease) in Fund Shares	509,018	(165,597)
Shares Outstanding, Beginning of Period	3,003,138	3,168,735
Shares Outstanding, End of Period	3,512,156	3,003,138
Transactions in Fund Shares – Class I Shares:
Shares sold	4,172,460	4,589,312
Reinvested dividends and distributions	4,952,149	1,537,842
Shares repurchased	(8,730,920)	(18,017,316)
Net Increase/(Decrease) in Fund Shares	393,689	(11,890,162)
Shares Outstanding, Beginning of Period	22,782,056	34,672,218
Shares Outstanding, End of Period	23,175,745	22,782,056
Transactions in Fund Shares – Class L Shares:
Shares sold	769,073	443,573
Reinvested dividends and distributions	1,851,442	494,047
Shares repurchased	(1,512,060)	(2,774,405)
Net Increase/(Decrease) in Fund Shares	1,108,455	(1,836,785)
Shares Outstanding, Beginning of Period	7,714,262	9,551,047
Shares Outstanding, End of Period	8,822,717	7,714,262
Transactions in Fund Shares – Class N Shares:
Shares sold	3,511,505	3,494,784
Reinvested dividends and distributions	2,075,889	770,142
Shares repurchased	(3,913,410)	(7,466,652)
Net Increase/(Decrease) in Fund Shares	1,673,984	(3,201,726)
Shares Outstanding, Beginning of Period	7,414,203	10,615,929
Shares Outstanding, End of Period	9,088,187	7,414,203

Janus Investment Fund | 31

Notes to Financial Statements (continued)

	Perkins Small Cap Value Fund
For each year ended June 30	2015	2014

Transactions in Fund Shares – Class R Shares:
Shares sold	174,013	199,684
Reinvested dividends and distributions	172,603	54,077
Shares repurchased	(381,391)	(668,025)
Net Increase/(Decrease) in Fund Shares	(34,775)	(414,264)
Shares Outstanding, Beginning of Period	888,996	1,303,260
Shares Outstanding, End of Period	854,221	888,996
Transactions in Fund Shares – Class S Shares:
Shares sold	752,296	756,511
Reinvested dividends and distributions	656,773	189,138
Shares repurchased	(1,388,793)	(1,698,306)
Net Increase/(Decrease) in Fund Shares	20,276	(752,657)
Shares Outstanding, Beginning of Period	2,684,388	3,437,045
Shares Outstanding, End of Period	2,704,664	2,684,388
Transactions in Fund Shares – Class T Shares:
Shares sold	2,904,081	2,630,440
Reinvested dividends and distributions	6,220,596	1,769,694
Shares repurchased	(9,979,291)	(13,995,877)
Net Increase/(Decrease) in Fund Shares	(854,614)	(9,595,743)
Shares Outstanding, Beginning of Period	26,173,033	35,768,776
Shares Outstanding, End of Period	25,318,419	26,173,033

6.	Purchases and Sales of Investment Securities

For the year ended June 30, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Perkins Small Cap Value Fund	$1,481,637,293	$1,875,411,157	$–	$–

7.	Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2015 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

32 | JUNE 30, 2015

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders
of Perkins Small Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Perkins Small Cap Value Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) at June 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
August 13, 2015

Janus Investment Fund | 33

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service

34 | JUNE 30, 2015

providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the

Janus Investment Fund | 35

Additional Information (unaudited) (continued)

second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for

36 | JUNE 30, 2015

the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper

Janus Investment Fund | 37

Additional Information (unaudited) (continued)

quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

38 | JUNE 30, 2015

underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus

Janus Investment Fund | 39

Additional Information (unaudited) (continued)

Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also

40 | JUNE 30, 2015

noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that

Janus Investment Fund | 41

Additional Information (unaudited) (continued)

Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

42 | JUNE 30, 2015

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief

Janus Investment Fund | 43

Additional Information (unaudited) (continued)

that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

44 | JUNE 30, 2015

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2015. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will

Janus Investment Fund | 45

Useful Information About Your Fund Report (unaudited) (continued)

notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or

46 | JUNE 30, 2015

investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund | 47

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2015:

Capital Gain Distributions

Fund

Janus Small Cap Value Fund	$318,187,947

Dividends Received Deduction Percentage

Fund

Janus Small Cap Value Fund	54%

Qualified Dividend Income Percentage

Fund

Janus Small Cap Value Fund	54%

48 | JUNE 30, 2015

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 61 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Chief Executive Officer, Imprint Capital (impact investment firm) (since 2013), and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	61	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Janus Investment Fund | 49

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

					Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Managing Director, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	61	Director of MotiveQuest LLC (strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	61	Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

50 | JUNE 30, 2015

TRUSTEES (continued)

					Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	61	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	61	None

Janus Investment Fund | 51

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	61	Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

Trustee Consultant

Raudline Etienne* 151 Detroit Street Denver, CO 80206 DOB: 1965	Consultant	6/14-Present	Senior Vice President, Albright Stonebridge Group LLC (global strategy firm) (since 2011). Formerly, Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	N/A	Director of Brightwood Capital Advisors, LLC (since 2014).

*  Raudline Etienne was appointed consultant to the Trustees effective June 2, 2014. Shareholders of the Janus Funds are expected to be asked to elect Ms. Etienne as a Trustee at a future shareholder meeting.

52 | JUNE 30, 2015

OFFICERS

Principal Occupations During the
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Past Five Years

Stephanie Grauerholz 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, Vice President and Assistant Secretary of Janus Distributors LLC, and Vice President of Janus Services LLC (since 2015).

Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present	President of Janus Capital Group Inc. and Janus Capital Management LLC (since 2013); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013), and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund | 53

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0815-94125	125-02-93034 08-15

annual report
June 30, 2015

Perkins Value Plus Income Fund

Janus Investment Fund

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Perkins Value Plus Income Fund

Perkins Value Plus Income Fund (unaudited)

FUND SNAPSHOT
The Fund seeks high-quality equity and fundamentally based fixed income security selection to drive portfolio income. The allocation has the flexibility to move between 40% to 60% in equity securities with the remainder in fixed income securities and cash equivalents. Both the Perkins equity team and the Janus fixed income team focus on minimizing downside risk using their own unique approaches to fundamental, bottom-up investing.
Gibson Smith co-portfolio manager	Darrell Watters co-portfolio manager	Ted Thome co-portfolio manager

PERFORMANCE OVERVIEW

For the 12-month period ended June 30, 2015, Perkins Value Plus Income Fund’s Class I Shares returned 2.39%, while the Fund’s primary benchmark, the Russell 1000 Value Index, returned 4.13%. Its blended benchmark, the Value Income Index, an internally-calculated index that combines the total returns from the Russell 1000 Value Index (50%) and the Barclays U.S. Aggregate Bond Index (50%), returned 3.11%. The Fund’s secondary benchmark, the Barclays U.S. Aggregate Bond Index, returned 1.86% during the period.

MARKET ENVIRONMENT

The S&P 500 Index, a broad equities market measure, reached successive record highs during the period. However, the volatility that marked the end of 2014 carried over into the beginning of 2015. While earnings largely managed to beat consensus estimates, enthusiasm was tempered as valuations were considered stretched compared to long-term averages. Stocks were also aided by favorable economic data; however, generally speaking, the economic data looked choppy. After a winter hiccup, employment data, including nonfarm payrolls and wages, exhibited renewed strength during the spring. Partly as a consequence, key retail sales data hinted that consumers were once again finding their footing as a source of broad economic growth. However, the labor force participation rate remained stubbornly low.

After falling below $50 a barrel, from over $100 a barrel at the beginning of the period, crude oil prices reset within a higher trading band. The dollar also stabilized after its recent strong period of appreciation. Both developments were highlighted by the Federal Reserve’s (Fed) June statement, in which it said a potential increase of the Fed Funds rate in the latter part of the year would be “appropriate.” Chairwoman Janet Yellen also reiterated that any move would be data dependent, thoughtful and measured. However, we remain cautious about the impact of current monetary policy as it gets set to unwind. Negative sentiment emanating from Europe – centering on Greece’s ability to meet its debt obligations – affected U.S. shares late in June. Previous high fliers were especially impacted, although major U.S. stock indices still ended the period up.

The U.S. Treasury yield curve flattened during the period, although much of the gains of longer-dated securities were not sustained over the final few months. Long-dated Treasury yields fell through the end of 2014 as investors clamored for dollar-denominated assets. Both Europe and Japan have been taking steps to engineer even more accommodative monetary policy, making yields on Treasurys relatively attractive. Also contributing to the bond rally was softer-than-expected economic data in the first part of 2015 which diminished investor concern of breakout growth or stronger-than-expected inflation. A spring rebound in economic data, however, caused Treasurys to sell off and the curve to steepen. Late in the period, communication from the Fed that they would likely initiate the first rate hike in 2015 also kept a certain amount of upward pressure on yields. Still, global interest rate differentials and developments in China and Greece likely capped U.S. yields on the longer end of the curve. Yields on two-year Treasury notes, which are especially sensitive to Fed rate hikes, rose during the period. High-yield and investment-grade credit spreads widened during the period amid a flood of new issuance.

FUND OVERVIEW

We were overweight in equities, which aided performance, given equity’s outperformance relative to fixed income.

Our equity sleeve in aggregate underperformed the Russell 1000 Value Index. Our holdings in consumer staples and consumer discretionary, as well as our underweight in financials, weighed the most on relative performance. Stock selection in information technology, our overweight in health care and underweight in utilities contributed to relative performance.

The fixed income sleeve underperformed the Barclays U.S. Aggregate Bond Index. An overweight to high-yield

Janus Investment Fund | 1

Perkins Value Plus Income Fund (unaudited)

corporate credit drove the sleeve’s underperformance. Sector detractors were led by independent and midstream energy and metals and mining. Credit sector contributors included banking, automotive and technology.

In our joint management of the Fund, both Perkins and Janus investment teams are equally as concerned with absolute total returns as we are on relative returns, and therefore, are focused on the long term.

EQUITY DETRACTORS

Ensco is a global offshore contract drilling company with a geographically diverse fleet of new ultra-deep water rigs and premium jack-up rigs. After underperforming in 2014 amid softening day rates and rig utilization, sustained weakness in crude oil prices continued to weigh on the stock. Furthermore, the company took a $1.5 billion noncash impairment charge on some of its floaters in 2014 as the book value of these rigs declined given challenging market conditions. We sold our holdings during the period.

Anadarko Petroleum reported very solid cash flow generation and increased its fiscal year production guidance for 2014, but declining crude prices early in the period and a lower earnings outlook for 2015 offset the strong execution. The company gained operational momentum as it sold noncore assets and finalized a settlement for its Tronox litigation. We continue to think that the company has a world-class asset base, strong management team and the financial flexibility to manage the company in the volatile commodity environment. As a result, we added to our holdings.

EQUITY CONTRIBUTORS

Phibro Animal Health, an animal health care company, outperformed as the company continued to report stronger-than-expected financial results. Phibro is well positioned to benefit from the overall global growth of protein-rich diets and the need to maintain the health and safety of production animals. Despite the stock’s outperformance, we continue to hold a position primarily due to the favorable industry fundamentals, the potential for further industry consolidation, and the valuation discount relative to its peers. We believe recent transactions in the animal health industry support the current valuation of the stock.

Research-based pharmaceutical company AbbVie contributed to performance during the period. The company produces drugs for specialty therapeutic areas such as immunology, chronic kidney disease, hepatitis C, women’s health, oncology and neuroscience. The stock benefited from continued strength with its key drug, Humira, and the approval and launch of it hepatitis C drug, Viekira. Furthermore, after pulling the plug on its planned inversion with Shire, a specialty biopharmaceutical company based in Ireland, the company bolstered its longer term growth potential in oncology with the acquisition of Pharmacyclics.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

FIXED INCOME CONTRIBUTORS AND DETRACTORS

The Fund’s fixed income sleeve underperformance was driven by our overweight to out-of-index high-yield credit. However, the asset class’ relative underperformance was somewhat offset by our security selection. Furthermore, investment-grade corporate credit was the largest relative asset class contributor. Spread carry, or the excess yield generated by the Fund’s securities, was additive in both our high-yield and investment-grade credit allocations.

We had a material overweight in several energy-related sectors in the first half of the period. Our energy exposure included companies that generate solid cash flows and are strengthening their balance sheets, in our view. Many have ratings in the high-yield market’s “crossover” section, which is just beneath investment grade. We believe this section of the high-yield market, in general, offers attractive risk-adjusted returns due to the potential ratings upgrades for these companies. We also believe many of our energy holdings can efficiently produce oil at lower prices.

We believe it is important to note that the sharp decline in crude oil prices in the first half of the period sparked indiscriminate selling in energy-related corporate credit, primarily within the high-yield market. In our view, this led to individual company fundamentals being ignored. We would add that a significant portion of crude oil’s decline occurred during the holiday season. That is a low volume period in the high-yield market, and we believe the lower trading volume exacerbated price declines.

One energy sector in particular, independent energy, significantly detracted from the Fund’s relative performance overall. California Resources, a recent spin-off from Occidental Petroleum, was the largest individual credit detractor. Historically, the company had only occasionally hedged a small amount of its oil output, and we believe the prices of its securities declined in direct sympathy with the price of crude oil. We have since exited our position in this firm’s debt. The midstream energy sector was also a top relative detractor.

2 | JUNE 30, 2015

(unaudited)

Relative sector contributors included banking, automotive and technology. One financial company that contributed to relative performance was Ally Financial. The company has many attributes that we find attractive. The company has streamlined itself into an entity focused on auto financing, a sector that, we believe, should enjoy tailwinds as U.S. employment and consumption improve. The company has an asset-light business model, reliant upon its online banking channel to grow its substantial deposit base. We find that Ally has been able to retain these deposits at a greater rate than many expected possible with online accounts. Ally’s management is moving to pay down its highest-cost debt.

Our U.S. Treasury allocation detracted from relative performance due to our underweight and yield curve positioning.

MARKET OUTLOOK

As we look ahead, the factors that fueled the market continue to be intact, mainly loose monetary policy on a global basis. However, the Fed has clearly telegraphed its intention, and has initiated the process, of slowly reducing the amount of liquidity injected into the system and has stated its preference to raise interest rates, “not now, but soon.” Of course this will be dependent on both inflation and jobs data. Some of the recent economic data has been mixed, with first quarter GDP contracting and expectations for the second quarter in the 2% range – far from rapid growth. Meanwhile, nonfarm payrolls continue to increase without much wage inflation, but the labor force participation rate remains stuck at near record lows. The odds of miscommunication from the Fed would appear to be high as it begins to transition away from policy accommodation.

Given this backdrop, the odds would seem to favor increased market volatility. As valuations remain at the upper end of historical ranges, and thus with little room for error, we continue to remain vigilant about the potential for downside risk. Complacency has set into investor psychology as the S&P 500 Index, a broad market measure, has gone almost four years without a 10% correction, an unusually long time. Given the low level of interest rates, it can be argued that the market is fairly valued based on the S&P 500 trading at 17.4x 2015 estimated earnings. However, based on the Shiller P/E ratio (a price-to-earnings ratio which incorporates inflation adjusted earnings over the past 10 years) the S&P 500 is trading at 27x. This is well above its historical mean of 15.95x and significantly above its average going back to 1881. To put this into context, other instances when this valuation metric was at this level, or higher, included 1929, 2000 and 2007. A potential headwind for the sustainability of the current P/E multiple is corporate profits. In the first quarter, S&P 500 companies delivered paltry earnings growth of 0.80% compared to the same period a year ago. The forecast for the second quarter is for a decline of 4.5%. Simply put, “bad news” has been tolerated by the equity market because of confidence in the support of monetary policy. Thus, we continue our focus on building a portfolio of high quality stocks that we believe will minimize risk should the time come that the equity market views “bad news” as truly bad news.

The Fund’s sector positioning within the equity sleeve did not materially change. Health care and consumer staples remain overweight sectors on a relative basis. Conversely, our underweight sectors include energy, basic materials and utilities. Uncertainties over Greece, the economic slowdown and stock market volatility in China, assorted geopolitical threats, as well as the growth trajectory of the U.S. economy all are factors that lead us to be cautious given equity valuations. We believe our portfolio of what we consider high-quality stocks will hold up better relative to the overall market should volatility appear. Higher volatility should present us with opportunities to purchase new stocks where the valuation and reward-to-risk ratios are more compelling.

Within the fixed income sleeve, we are aware that multiple factors presently have the potential to impact the fixed income environment, although the timing and pace of the Fed’s rate hikes remains chief among them. Moreover, we are mindful that we are quite possibly nearing the end of a credit cycle. Merger and acquisition activity, share buybacks, and debt issuance are up. The result is a deterioration of corporate balance sheets. It is for this reason, while still overweight versus the benchmark, our credit allocation is near the lowest it has been since the financial crisis. Utilizing our bottom-up fundamental security-level approach, we are concentrating our holdings in higher-quality companies with steady revenue streams, and whose management have maintained balance sheet discipline.

We remain underweight MBS relative to the benchmark as these securities typically do not perform well in volatile markets, such as the ones we anticipate. When the direction of rates is in question, investors cannot adequately gauge prepayment risks, which stand to increase as rates decline. While our base-case scenario is for increasing rates, a global crisis or unforeseen slowdown in growth could again put downward pressure on the safe-haven Treasurys upon which mortgages are priced.

Thank you for your investment in Perkins Value Plus Income Fund.

Janus Investment Fund | 3

Perkins Value Plus Income Fund (unaudited)

Perkins Value Plus Income Fund At A Glance

5 Top Performers – Equity Holdings

Contribution

Phibro Animal Health Corp. – Class A	0.70%
Casey’s General Stores, Inc.	0.42%
Zoetis, Inc.	0.42%
AbbVie, Inc.	0.42%
JPMorgan Chase & Co.	0.40%

5 Bottom Performers – Equity Holdings

Contribution

Ensco PLC – Class A	–0.52%
Anadarko Petroleum Corp.	–0.49%
Oceaneering International, Inc.	–0.45%
Tesco PLC	–0.44%
Mattel, Inc.	–0.32%

5 Top Performers – Sectors*

		Fund Weighting	Russell 1000® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Information Technology	0.62%	11.78%	9.31%
Health Care	0.40%	19.69%	13.98%
Utilities	0.33%	3.56%	6.18%
Materials	0.17%	1.03%	3.19%
Energy	–0.12%	9.58%	11.88%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 1000® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Consumer Staples	–0.78%	11.06%	7.17%
Financials	–0.65%	17.53%	29.42%
Consumer Discretionary	–0.57%	9.17%	6.49%
Industrials	–0.48%	10.73%	10.22%
Other**	–0.28%	1.89%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

4 | JUNE 30, 2015

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2015

Wells Fargo & Co. Commercial Banks	1.6%
Pfizer, Inc. Pharmaceuticals	1.5%
JPMorgan Chase & Co. Commercial Banks	1.4%
Oracle Corp. Software	1.3%
Citizens Financial Group, Inc. Commercial Banks	1.2%

7.0%

Asset Allocation – (% of Net Assets)
As of June 30, 2015

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2015

As of June 30, 2014

Janus Investment Fund | 5

Perkins Value Plus Income Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2015			Expense Ratios – per the October 28, 2014 prospectuses
	One	Since	Total Annual Fund	Net Annual Fund
	Year	Inception*	Operating Expenses	Operating Expenses

Perkins Value Plus Income Fund – Class A Shares

NAV	2.25%	9.46%	1.35%	1.02%

MOP	–3.65%	8.15%

Perkins Value Plus Income Fund – Class C Shares

NAV	1.49%	8.73%	2.04%	1.70%

CDSC	0.58%	8.73%

Perkins Value Plus Income Fund – Class D Shares(1)	2.39%	9.60%	1.15%	0.83%

Perkins Value Plus Income Fund – Class I Shares	2.39%	9.71%	1.02%	0.68%

Perkins Value Plus Income Fund – Class S Shares	2.00%	9.27%	1.50%	1.18%

Perkins Value Plus Income Fund – Class T Shares	2.18%	9.51%	1.25%	0.93%

Russell 1000® Value Index	4.13%	15.25%

Barclays U.S. Aggregate Bond Index	1.86%	3.18%

Value Income Index	3.11%	9.30%

Morningstar Quartile – Class I Shares	3rd	2nd

Morningstar Ranking – based on total returns for Moderate Allocation Funds	485/937	349/790

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2015.

See important disclosures on the next page.

6 | JUNE 30, 2015

(unaudited)

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Fixed income securities are subject to interest rate, inflation, credit and default risk. The bond market is volatile. As interest rates rise, bond prices usually fall, and vice versa. The return of principal is not guaranteed, and prices may decline if an issuer fails to make timely payments or its credit strength weakens.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility, lower liquidity and differing financial and information reporting standards, all of which are magnified in emerging markets.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2015 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

Effective March 19, 2015, Ted Thome, Gibson Smith and Darrell Watters are Co-Portfolio Managers of the Fund.

*	The Fund’s inception date – July 30, 2010
(1)	Closed to certain new investors.

Janus Investment Fund | 7

Perkins Value Plus Income Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/15)	(6/30/15)	(1/1/15 - 6/30/15)†	(1/1/15)	(6/30/15)	(1/1/15 - 6/30/15)†	(1/1/15 - 6/30/15)

Class A Shares	$1,000.00	$999.20	$4.66	$1,000.00	$1,020.13	$4.71	0.94%

Class C Shares	$1,000.00	$994.60	$8.46	$1,000.00	$1,016.31	$8.55	1.71%

Class D Shares	$1,000.00	$998.90	$4.06	$1,000.00	$1,020.73	$4.11	0.82%

Class I Shares	$1,000.00	$1,000.00	$3.77	$1,000.00	$1,021.03	$3.81	0.76%

Class S Shares	$1,000.00	$997.20	$5.79	$1,000.00	$1,018.99	$5.86	1.17%

Class T Shares	$1,000.00	$998.40	$4.61	$1,000.00	$1,020.18	$4.66	0.93%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8 | JUNE 30, 2015

Perkins Value Plus Income Fund

Schedule of Investments

As of June 30, 2015

Shares or Principal Amount		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 2.0%
$69,000	AmeriCredit Automobile Receivables Trust 2012-4 2.6800%, 10/9/18	$70,281
25,000	AmeriCredit Automobile Receivables Trust 2013-4 3.3100%, 10/8/19	25,653
26,000	AmeriCredit Automobile Receivables Trust 2015-2 3.0000%, 6/8/21	26,044
147,836	CKE Restaurant Holdings, Inc. 4.4740%, 3/20/43 (144A)	150,124
35,176	COMM 2007-C9 Mortgage Trust 5.6500%, 12/10/49‡	36,752
143,250	Commercial Mortgage Trust 2007-GG11 5.8670%, 12/10/49‡	153,657
77,865	FREMF 2010 K-SCT Mortgage Trust 2.0000%, 1/25/20§	69,425
16,000	GAHR Commercial Mortgage Trust 2015-NRF 3.4949%, 12/15/19 (144A),‡	15,674
100,000	GS Mortgage Securities Corp. II 3.5495%, 12/10/27 (144A),‡	94,764
78,000	LB-UBS Commercial Mortgage Trust 2007-C2 5.4930%, 2/15/40‡	81,814
27,000	Santander Drive Auto Receivables Trust 2.5200%, 9/17/18	27,137
28,000	Santander Drive Auto Receivables Trust 2012-5 3.3000%, 9/17/18	28,601
29,000	Santander Drive Auto Receivables Trust 2015-1 3.2400%, 4/15/21	29,163
72,610	Wachovia Bank Commercial Mortgage Trust Series 2007-C31 5.6600%, 4/15/47‡	74,473
23,638	Wachovia Bank Commercial Mortgage Trust Series 2007-C33 6.1496%, 2/15/51‡	24,438
25,000	Wells Fargo Commercial Mortgage Trust 2014-TISH 2.9355%, 1/15/27 (144A),‡	24,821
25,000	Wells Fargo Commercial Mortgage Trust 2014-TISH 2.4355%, 2/15/27 (144A),‡	24,816
92,000	Wendy’s Funding LLC 2015-1 3.3710%, 6/15/45 (144A)	91,862

Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $1,055,679)		1,049,499
Bank Loans and Mezzanine Loans – 0.8%
Communications – 0.1%
51,076	Tribune Media Co. 4.0000%, 12/27/20‡	51,059
Consumer Cyclical – 0%
18,000	Staples, Inc. 0%, 4/7/21(a),‡	17,959
Consumer Non-Cyclical – 0.2%
73,075	IMS Health, Inc. 3.5000%, 3/17/21‡	72,618
Technology – 0.5%
273,803	Avago Technologies Cayman, Ltd. 3.7500%, 5/6/21‡	274,048

Total Bank Loans and Mezzanine Loans (cost $415,931)		415,684
Common Stocks – 57.5%
Aerospace & Defense – 0.8%
3,800	United Technologies Corp.†	421,534
Beverages – 0.7%
3,600	Coca-Cola Enterprises, Inc.	156,384
2,400	PepsiCo, Inc.†	224,016

		380,400
Biotechnology – 0.5%
2,200	Gilead Sciences, Inc.†	257,576
Capital Markets – 0.6%
3,700	T Rowe Price Group, Inc.†	287,601
Commercial Banks – 8.1%
9,800	Citigroup, Inc.	541,352
23,600	Citizens Financial Group, Inc.	644,516
7,700	Comerica, Inc.	395,164
26,800	Fifth Third Bancorp	557,976
10,900	JPMorgan Chase & Co.	738,584
1,000	PNC Financial Services Group, Inc.	95,650
11,300	Sterling Bancorp	166,110
14,500	Umpqua Holdings Corp.	260,855
14,800	Wells Fargo & Co.	832,352

		4,232,559
Commercial Services & Supplies – 1.4%
52,200	G4S PLC	220,268
9,600	Republic Services, Inc.	376,032
4,100	Tyco International PLC	157,768

		754,068
Communications Equipment – 1.3%
5,900	Cisco Systems, Inc.	162,014
8,500	QUALCOMM, Inc.†	532,355

		694,369
Consumer Finance – 0.3%
2,000	American Express Co.	155,440
Diversified Telecommunication Services – 1.1%
6,700	Telenor ASA	146,879
9,500	Verizon Communications, Inc.	442,795

		589,674
Electric Utilities – 1.0%
17,500	PPL Corp.	515,725
Electrical Equipment – 0.5%
4,300	Emerson Electric Co.	238,349
Energy Equipment & Services – 1.2%
3,200	Oceaneering International, Inc.	149,088
4,500	Schlumberger, Ltd. (U.S. Shares)†	387,855
3,300	Tidewater, Inc.	75,009

		611,952
Food & Staples Retailing – 2.0%
2,600	Casey’s General Stores, Inc.†	248,924
12,600	Sysco Corp.	454,860
8,200	Weis Markets, Inc.	345,630

		1,049,414

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 9

Perkins Value Plus Income Fund

Schedule of Investments

As of June 30, 2015

Shares or Principal Amount		Value
Food Products – 1.2%
1,900	McCormick & Co., Inc.	$153,805
2,200	Nestle SA	158,875
19,300	Orkla ASA	151,951
2,000	Sanderson Farms, Inc.	150,320

		614,951
Health Care Equipment & Supplies – 2.6%
4,500	Baxter International, Inc.	314,685
5,816	Medtronic PLC	430,966
16,600	Meridian Bioscience, Inc.	309,424
3,100	Stryker Corp.	296,267

		1,351,342
Health Care Providers & Services – 2.9%
9,100	Landauer, Inc.	324,324
9,200	Owens & Minor, Inc.	312,800
10,300	Patterson Cos., Inc.	501,095
5,400	Quest Diagnostics, Inc.	391,608

		1,529,827
Hotels, Restaurants & Leisure – 0.3%
1,500	McDonald’s Corp.†	142,605
Household Durables – 0.4%
7,500	MDC Holdings, Inc.	224,775
Household Products – 1.1%
7,300	Procter & Gamble Co.	571,152
Independent Power and Renewable Electricity Producers – 0.4%
2,400	NRG Yield, Inc. – Class A	52,776
6,400	NRG Yield, Inc. – Class C	140,096

		192,872
Industrial Conglomerates – 0.4%
11,000	Raven Industries, Inc.	223,630
Information Technology Services – 0.4%
2,000	Accenture PLC – Class A (U.S. Shares)†	193,560
Insurance – 1.3%
2,400	Allstate Corp.†	155,688
4,900	Arthur J Gallagher & Co.†	231,770
5,400	Marsh & McLennan Cos., Inc.	306,180

		693,638
Leisure Products – 0.6%
5,000	Arctic Cat, Inc.	166,050
6,000	Mattel, Inc.	154,140

		320,190
Life Sciences Tools & Services – 0.7%
9,200	Agilent Technologies, Inc.	354,936
Machinery – 1.0%
2,400	Pfeiffer Vacuum Technology AG	213,809
4,600	Timken Co.	168,222
1,300	Valmont Industries, Inc.	154,531

		536,562
Marine – 0.4%
45,300	Irish Continental Group PLC	198,954
Media – 1.8%
5,400	Comcast Corp. – Class A	324,756
4,200	Omnicom Group, Inc.	291,858
6,600	Time, Inc.	151,866
19,240	UBM PLC	161,557

		930,037
Multi-Utilities – 0.3%
2,700	Alliant Energy Corp.	155,844
Oil, Gas & Consumable Fuels – 4.0%
7,400	Anadarko Petroleum Corp.	577,644
6,700	BP PLC (ADR)	267,732
3,100	Chevron Corp.	299,057
2,900	Occidental Petroleum Corp.	225,533
15,100	Plains GP Holdings LP – Class A	390,184
5,300	Royal Dutch Shell PLC (ADR)	302,153

		2,062,303
Paper & Forest Products – 0.4%
8,300	PH Glatfelter Co.	182,517
Pharmaceuticals – 6.7%
7,600	AbbVie, Inc.†	510,644
2,900	Johnson & Johnson	282,634
2,700	Merck & Co., Inc.	153,711
4,400	Novartis AG (ADR)	432,696
23,400	Pfizer, Inc.	784,602
11,000	Phibro Animal Health Corp. – Class A	428,340
8,900	Teva Pharmaceutical Industries, Ltd. (ADR)	525,990
7,600	Zoetis, Inc.	366,472

		3,485,089
Real Estate Investment Trusts (REITs) – 2.4%
2,200	Home Properties, Inc.	160,710
3,900	Lamar Advertising Co. – Class A	224,172
22,500	National Storage Affiliates Trust	279,000
8,000	Paramount Group, Inc.	137,280
4,100	Plum Creek Timber Co., Inc.	166,337
8,200	Weyerhaeuser Co.	258,300

		1,225,799
Road & Rail – 2.3%
2,900	Canadian Pacific Railway, Ltd. (U.S. Shares)†	464,667
9,100	CSX Corp.	297,115
2,700	Kansas City Southern†	246,240
2,200	Union Pacific Corp.	209,814

		1,217,836
Semiconductor & Semiconductor Equipment – 0.6%
1,500	Analog Devices, Inc.	96,277
4,800	Microchip Technology, Inc.	227,640

		323,917
Software – 2.3%
11,600	Microsoft Corp.	512,140
16,500	Oracle Corp.†	664,950

		1,177,090
Technology Hardware, Storage & Peripherals – 1.6%
2,500	Apple, Inc.	313,562
11,600	EMC Corp.	306,124
7,500	NetApp, Inc.	236,700

		856,386

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 | JUNE 30, 2015

Schedule of Investments

As of June 30, 2015

Shares or Principal Amount		Value
Textiles, Apparel & Luxury Goods – 0.4%
2,000	Coach, Inc.	$69,220
1,100	Ralph Lauren Corp.†	145,596

		214,816
Tobacco – 0.3%
5,000	Swedish Match AB	142,295
Transportation Infrastructure – 0.3%
29,700	BBA Aviation PLC	140,769
Wireless Telecommunication Services – 0.9%
223,900	America Movil SAB de CV – Series L	238,786
7,000	Vodafone Group PLC (ADR)	255,150

		493,936

Total Common Stocks (cost $26,537,281)		29,946,289
Corporate Bonds – 16.5%
Banking – 2.0%
$10,000	Ally Financial, Inc. 8.0000%, 12/31/18	11,162
55,000	Ally Financial, Inc. 4.1250%, 3/30/20	54,897
41,000	Ally Financial, Inc. 4.6250%, 5/19/22	40,487
67,000	American Express Co. 6.8000%, 9/1/66‡	68,936
80,000	Bank of America Corp. 8.0000%µ	84,400
30,000	Citigroup, Inc. 5.8000%µ	30,075
21,000	Discover Financial Services 3.9500%, 11/6/24	20,405
42,000	Discover Financial Services 3.7500%, 3/4/25	40,103
70,000	Goldman Sachs Capital I 6.3450%, 2/15/34	81,189
34,000	Goldman Sachs Group, Inc. 5.6250%, 1/15/17	36,003
52,000	Morgan Stanley 5.5500%µ	51,623
48,000	Royal Bank of Scotland Group PLC 2.5500%, 9/18/15	48,134
53,000	Royal Bank of Scotland Group PLC 6.1000%, 6/10/23	56,352
245,000	Royal Bank of Scotland Group PLC 5.1250%, 5/28/24	244,718
56,000	SVB Financial Group 5.3750%, 9/15/20	62,403
61,000	Synchrony Financial 3.0000%, 8/15/19	61,434
71,000	Zions Bancorporation 5.8000%µ	67,539

		1,059,860
Basic Industry – 1.0%
77,000	Albemarle Corp. 4.1500%, 12/1/24	76,751
62,000	Albemarle Corp. 5.4500%, 12/1/44	62,056
49,000	Ashland, Inc. 3.8750%, 4/15/18	50,347
40,000	Ashland, Inc. 6.8750%, 5/15/43	40,600
91,000	Georgia-Pacific LLC 3.1630%, 11/15/21 (144A)	92,107
46,000	Georgia-Pacific LLC 3.6000%, 3/1/25 (144A)	45,549
64,000	LyondellBasell Industries NV 4.6250%, 2/26/55	56,361
59,000	Reliance Steel & Aluminum Co. 4.5000%, 4/15/23	58,041
59,000	Rockwood Specialties Group, Inc. 4.6250%, 10/15/20	61,434

		543,246
Brokerage – 2.0%
88,000	Ameriprise Financial, Inc. 7.5180%, 6/1/66‡	88,000
53,000	Carlyle Holdings Finance LLC 3.8750%, 2/1/23 (144A)	53,566
36,000	Charles Schwab Corp. 3.0000%, 3/10/25	35,311
45,000	Charles Schwab Corp. 7.0000%µ	52,265
60,000	E*TRADE Financial Corp. 5.3750%, 11/15/22	61,500
78,000	E*TRADE Financial Corp. 4.6250%, 9/15/23	76,635
2,000	Lazard Group LLC 6.8500%, 6/15/17	2,185
60,000	Lazard Group LLC 4.2500%, 11/14/20	63,088
90,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.8750%, 3/15/22 (144A)	96,187
60,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 4.8750%, 4/15/45 (144A)	54,403
215,000	Raymond James Financial, Inc. 5.6250%, 4/1/24	239,166
62,000	Stifel Financial Corp. 4.2500%, 7/18/24	61,260
49,000	TD Ameritrade Holding Corp. 2.9500%, 4/1/22	48,584
108,000	TD Ameritrade Holding Corp. 3.6250%, 4/1/25	109,679

		1,041,829
Capital Goods – 0.8%
53,000	CNH Industrial Capital LLC 3.6250%, 4/15/18	53,000
61,000	Exelis, Inc. 4.2500%, 10/1/16	62,953
28,000	Exelis, Inc. 5.5500%, 10/1/21	30,809
20,000	Harris Corp. 3.8320%, 4/27/25	19,441
30,000	Harris Corp. 5.0540%, 4/27/45	28,581
43,000	Martin Marietta Materials, Inc. 4.2500%, 7/2/24	43,530
22,000	Owens Corning 4.2000%, 12/1/24	21,595
29,000	Vulcan Materials Co. 7.0000%, 6/15/18	32,770

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 11

Perkins Value Plus Income Fund

Schedule of Investments

As of June 30, 2015

Shares or Principal Amount		Value
Capital Goods – (continued)
$18,000	Vulcan Materials Co. 7.5000%, 6/15/21	$20,700
88,000	Vulcan Materials Co. 4.5000%, 4/1/25	87,780

		401,159
Communications – 0.3%
40,000	Nielsen Finance LLC / Nielsen Finance Co. 4.5000%, 10/1/20	39,800
50,000	SBA Tower Trust 2.9330%, 12/15/17 (144A)	50,738
58,000	UBM PLC 5.7500%, 11/3/20 (144A)	62,588

		153,126
Consumer Cyclical – 1.3%
59,000	1011778 BC ULC / New Red Finance, Inc. 4.6250%, 1/15/22 (144A)	58,115
75,000	Brinker International, Inc. 3.8750%, 5/15/23	73,127
31,000	DR Horton, Inc. 4.7500%, 5/15/17	32,163
63,000	DR Horton, Inc. 3.7500%, 3/1/19	63,473
188,000	General Motors Co. 4.8750%, 10/2/23	198,203
15,000	General Motors Co. 6.2500%, 10/2/43	16,733
72,000	MDC Holdings, Inc. 5.5000%, 1/15/24	70,740
50,000	Starwood Hotels & Resorts Worldwide, Inc. 7.1500%, 12/1/19	58,161
28,000	Toll Brothers Finance Corp. 4.0000%, 12/31/18	28,560
15,000	Toll Brothers Finance Corp. 4.3750%, 4/15/23	14,700
46,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 4.2500%, 5/30/23 (144A)	42,320

		656,295
Consumer Non-Cyclical – 2.0%
75,000	Actavis Funding SCS 3.0000%, 3/12/20	75,170
16,000	Actavis Funding SCS 3.8500%, 6/15/24	15,807
87,000	Actavis Funding SCS 3.8000%, 3/15/25	85,462
41,000	Actavis Funding SCS 4.5500%, 3/15/35	38,982
14,000	Actavis Funding SCS 4.8500%, 6/15/44	13,507
31,000	Actavis Funding SCS 4.7500%, 3/15/45	29,514
52,000	Becton Dickinson and Co. 1.8000%, 12/15/17	52,006
63,000	Fresenius Medical Care US Finance II, Inc. 5.8750%, 1/31/22 (144A)	66,780
34,000	HJ Heinz Co. 2.8000%, 7/2/20 (144A)	34,026
29,000	HJ Heinz Co. 3.5000%, 7/15/22 (144A)	29,068
58,000	Laboratory Corp. of America Holdings 3.2000%, 2/1/22	57,182
58,000	Laboratory Corp. of America Holdings 3.6000%, 2/1/25	55,472
22,000	Omnicare, Inc. 4.7500%, 12/1/22	23,320
30,000	Omnicare, Inc. 5.0000%, 12/1/24	32,250
15,000	Smithfield Foods, Inc. 5.2500%, 8/1/18 (144A)	15,225
28,000	Thermo Fisher Scientific, Inc. 3.3000%, 2/15/22	27,669
24,000	Tyson Foods, Inc. 6.6000%, 4/1/16	24,917
30,000	Valeant Pharmaceuticals International, Inc. 5.8750%, 5/15/23 (144A)	30,750
31,000	Valeant Pharmaceuticals International, Inc. 6.1250%, 4/15/25 (144A)	31,891
103,000	Wm Wrigley Jr Co. 3.3750%, 10/21/20 (144A)	106,139
55,000	Zimmer Biomet Holdings, Inc. 2.7000%, 4/1/20	54,728
65,000	Zimmer Biomet Holdings, Inc. 3.1500%, 4/1/22	63,938
75,000	Zimmer Biomet Holdings, Inc. 3.5500%, 4/1/25	72,464

		1,036,267
Electric – 0.3%
45,000	IPALCO Enterprises, Inc. 5.0000%, 5/1/18	47,475
46,000	PPL WEM, Ltd. / Western Power Distribution, Ltd. 3.9000%, 5/1/16 (144A)	46,920
67,000	PPL WEM, Ltd. / Western Power Distribution, Ltd. 5.3750%, 5/1/21 (144A)	74,113

		168,508
Energy – 2.1%
37,000	Chesapeake Energy Corp. 5.3750%, 6/15/21	33,485
58,000	Chesapeake Energy Corp. 4.8750%, 4/15/22	50,315
41,000	Chevron Corp. 1.3450%, 11/15/17	41,167
104,000	Cimarex Energy Co. 5.8750%, 5/1/22	111,280
126,000	Cimarex Energy Co. 4.3750%, 6/1/24	124,448
65,000	DCP Midstream Operating LP 4.9500%, 4/1/22	64,102
43,000	DCP Midstream Operating LP 3.8750%, 3/15/23	39,728
16,000	DCP Midstream Operating LP 5.6000%, 4/1/44	14,270
44,000	Energy Transfer Partners LP 4.1500%, 10/1/20	45,221
44,000	EnLink Midstream Partners LP 4.4000%, 4/1/24	44,118
32,000	EnLink Midstream Partners LP 5.6000%, 4/1/44	31,092

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12 | JUNE 30, 2015

Schedule of Investments

As of June 30, 2015

Shares or Principal Amount		Value
Energy – (continued)
$77,000	Helmerich & Payne International Drilling Co. 4.6500%, 3/15/25 (144A)	$79,486
43,000	Kinder Morgan Energy Partners LP 4.3000%, 5/1/24	42,434
5,000	Kinder Morgan, Inc. 6.5000%, 9/15/20	5,718
32,000	Kinder Morgan, Inc. 7.7500%, 1/15/32	36,674
67,000	NGL Energy Partners LP / NGL Energy Finance Corp. 5.1250%, 7/15/19	66,833
113,000	Oceaneering International, Inc. 4.6500%, 11/15/24	112,897
16,000	Phillips 66 Partners LP 3.6050%, 2/15/25	15,058
58,000	Spectra Energy Partners LP 4.7500%, 3/15/24	61,296
48,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp. 4.1250%, 11/15/19 (144A)	47,520

		1,067,142
Finance Companies – 0.9%
97,000	CIT Group, Inc. 4.2500%, 8/15/17	98,455
82,000	CIT Group, Inc. 5.5000%, 2/15/19 (144A)	85,485
50,000	GE Capital Trust I 6.3750%, 11/15/67‡	53,400
5,000	General Electric Capital Corp. 6.3750%, 11/15/67‡	5,375
100,000	General Electric Capital Corp. 6.2500%µ	109,375
100,000	General Electric Capital Corp. 7.1250%µ	115,375

		467,465
Financial – 0.3%
102,000	Jones Lang LaSalle, Inc. 4.4000%, 11/15/22	104,620
70,000	Kennedy-Wilson, Inc. 5.8750%, 4/1/24	69,650

		174,270
Industrial – 0.1%
31,000	Cintas Corp. No 2 2.8500%, 6/1/16	31,396
34,000	Cintas Corp. No 2 4.3000%, 6/1/21	36,678

		68,074
Insurance – 0.4%
13,000	CNO Financial Group, Inc. 4.5000%, 5/30/20	13,195
38,000	CNO Financial Group, Inc. 5.2500%, 5/30/25	38,616
82,000	Primerica, Inc. 4.7500%, 7/15/22	87,484
63,000	Voya Financial, Inc. 5.6500%, 5/15/53‡	64,339

		203,634
Real Estate Investment Trusts (REITs) – 0.7%
63,000	Alexandria Real Estate Equities, Inc. 2.7500%, 1/15/20	62,360
65,000	Alexandria Real Estate Equities, Inc. 4.6000%, 4/1/22	68,473
37,000	Post Apartment Homes LP 4.7500%, 10/15/17	39,425
18,000	Retail Opportunity Investments Partnership LP 5.0000%, 12/15/23	18,886
22,000	Retail Opportunity Investments Partnership LP 4.0000%, 12/15/24	21,767
27,000	Senior Housing Properties Trust 6.7500%, 12/15/21	30,734
130,000	SL Green Realty Corp. 5.0000%, 8/15/18	139,186

		380,831
Technology – 2.0%
47,000	Autodesk, Inc. 3.6000%, 12/15/22	46,752
98,000	Cadence Design Systems, Inc. 4.3750%, 10/15/24	98,314
14,000	Fidelity National Information Services, Inc. 5.0000%, 3/15/22	14,778
24,000	Molex Electronic Technologies LLC 2.8780%, 4/15/20 (144A)	23,632
94,000	Molex Electronic Technologies LLC 3.9000%, 4/15/25 (144A)	91,082
15,000	Seagate HDD Cayman 4.7500%, 6/1/23	15,235
215,000	Seagate HDD Cayman 4.7500%, 1/1/25 (144A)	213,678
49,000	Seagate HDD Cayman 4.8750%, 6/1/27 (144A)	47,631
63,000	Seagate HDD Cayman 5.7500%, 12/1/34 (144A)	62,031
107,000	Trimble Navigation, Ltd. 4.7500%, 12/1/24	107,144
49,000	Verisk Analytics, Inc. 4.8750%, 1/15/19	52,381
97,000	Verisk Analytics, Inc. 5.8000%, 5/1/21	109,134
101,000	Verisk Analytics, Inc. 4.0000%, 6/15/25	98,910
54,000	Verisk Analytics, Inc. 5.5000%, 6/15/45	53,109

		1,033,811
Transportation – 0.3%
7,000	Asciano Finance, Ltd. 3.1250%, 9/23/15 (144A)	7,029
13,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 2.5000%, 3/15/16 (144A)	13,091
52,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 4.2500%, 1/17/23 (144A)	52,697
53,000	Southwest Airlines Co. 5.1250%, 3/1/17	56,237

		129,054

Total Corporate Bonds (cost $8,485,809)		8,584,571

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 13

Perkins Value Plus Income Fund

Schedule of Investments

As of June 30, 2015

Shares or Principal Amount		Value
Mortgage-Backed Securities – 7.3%
	Fannie Mae Pool:
$11,722	5.5000%, 1/1/25	$12,797
11,521	4.0000%, 6/1/29	12,388
39,282	5.0000%, 9/1/29	43,344
13,730	5.0000%, 1/1/30	15,159
7,120	5.5000%, 1/1/33	7,999
23,878	4.0000%, 4/1/34	25,768
36,862	6.0000%, 12/1/35	42,159
5,852	6.0000%, 2/1/37	6,767
45,642	6.0000%, 9/1/37	50,243
34,372	6.0000%, 10/1/38	39,105
11,444	7.0000%, 2/1/39	13,831
47,933	5.5000%, 3/1/40	54,750
131,850	5.5000%, 4/1/40	148,691
10,838	4.5000%, 10/1/40	11,804
109,638	5.0000%, 2/1/41	122,104
25,954	5.5000%, 2/1/41	29,620
23,772	5.0000%, 4/1/41	26,490
18,815	5.0000%, 5/1/41	20,839
50,152	5.0000%, 7/1/41	55,844
24,114	5.0000%, 10/1/41	26,827
39,706	5.5000%, 12/1/41	44,825
64,654	4.0000%, 6/1/42	68,992
27,046	4.0000%, 8/1/42	28,861
33,210	4.0000%, 9/1/42	35,445
51,914	4.0000%, 11/1/42	55,401
10,011	4.0000%, 12/1/42	10,706
132,872	3.5000%, 2/1/43	137,146
26,947	4.0000%, 9/1/43	28,738
67,732	3.5000%, 1/1/44	70,244
144,042	3.5000%, 1/1/44	149,455
70,465	4.0000%, 2/1/44	75,213
73,428	3.5000%, 4/1/44	76,008
167,894	4.5000%, 5/1/44	185,091
89,413	4.0000%, 6/1/44	95,426
51,760	5.0000%, 7/1/44	58,444
34,207	4.0000%, 8/1/44	36,665
72,883	4.5000%, 8/1/44	80,301
28,667	4.5000%, 10/1/44	31,556
53,266	4.5000%, 10/1/44	58,691
100,994	3.5000%, 2/1/45	104,229
52,589	4.5000%, 3/1/45	57,889
	Freddie Mac Gold Pool:
8,199	5.0000%, 1/1/19	8,561
7,218	5.5000%, 8/1/19	7,570
14,830	5.0000%, 6/1/20	15,808
30,901	5.5000%, 12/1/28	34,587
31,937	3.5000%, 7/1/29	33,680
24,972	5.5000%, 10/1/36	28,173
132,734	6.0000%, 4/1/40	151,365
32,408	4.5000%, 1/1/41	35,251
64,406	5.0000%, 5/1/41	71,839
39,210	3.5000%, 2/1/44	40,473
11,370	4.0000%, 8/1/44	12,145
109,351	4.5000%, 9/1/44	120,441
	Ginnie Mae I Pool:
43,356	5.1000%, 1/15/32	49,641
51,877	4.9000%, 10/15/34	57,753
7,015	5.5000%, 9/15/35	8,168
111,461	5.5000%, 8/15/39	128,483
22,412	5.0000%, 10/15/39	25,019
36,873	5.0000%, 11/15/39	40,934
11,109	5.0000%, 1/15/40	12,331
13,534	5.0000%, 5/15/40	15,257
4,723	5.0000%, 7/15/40	5,239
39,841	5.0000%, 7/15/40	44,205
39,695	5.0000%, 2/15/41	44,091
14,558	5.0000%, 5/15/41	16,521
10,329	4.5000%, 7/15/41	11,367
40,628	4.5000%, 7/15/41	44,181
99,573	4.5000%, 8/15/41	110,163
11,827	5.0000%, 9/15/41	13,191
	Ginnie Mae II Pool:
20,971	6.0000%, 11/20/34	24,322
22,915	5.5000%, 11/20/37	25,661
9,976	6.0000%, 1/20/39	11,301
56,098	4.5000%, 10/20/41	60,593
4,022	6.0000%, 10/20/41	4,625
13,273	6.0000%, 12/20/41	15,214
13,282	6.0000%, 1/20/42	15,256
13,437	6.0000%, 2/20/42	15,436
7,705	6.0000%, 3/20/42	8,854
21,800	6.0000%, 4/20/42	25,049
20,311	3.5000%, 5/20/42	21,196
17,202	6.0000%, 5/20/42	19,532
47,442	5.5000%, 7/20/42	53,321
11,776	6.0000%, 7/20/42	13,526
12,111	6.0000%, 8/20/42	13,905
15,380	6.0000%, 9/20/42	17,696
11,313	6.0000%, 11/20/42	12,960
15,074	6.0000%, 2/20/43	17,326

Total Mortgage-Backed Securities (cost $3,786,291)		3,818,065
Preferred Stocks – 0.8%
Capital Markets – 0.3%
1,925	Morgan Stanley, 6.8750%	51,359
2,150	Morgan Stanley, 7.1250%	60,092
400	Morgan Stanley Capital Trust III, 6.2500%	10,212
64	Morgan Stanley Capital Trust IV, 6.2500%	1,628
45	Morgan Stanley Capital Trust V, 5.7500%	1,137
17	Morgan Stanley Capital Trust VIII, 6.4500%	431
425	State Street Corp., 5.9000%	10,910

		135,769
Commercial Banks – 0.3%
2,075	Citigroup Capital XIII, 7.8750%	53,867
3,150	Wells Fargo & Co., 6.6250%	86,940

		140,807
Consumer Finance – 0.2%
58	Ally Financial, Inc., 7.0000% (144A)	58,607
2,850	Discover Financial Services, 6.5000%	72,590

		131,197
Industrial Conglomerates – 0%
224	General Electric Capital Corp., 4.7000%	5,443
Pharmaceuticals – 0%
18	Allergan PLC, 5.5000%	18,766

Total Preferred Stocks (cost $414,901)		431,982
U.S. Treasury Notes/Bonds – 13.1%
$1,488,000	0.3750%, 5/31/16	1,489,046

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14 | JUNE 30, 2015

Schedule of Investments

As of June 30, 2015

Shares or Principal Amount		Value
U.S. Treasury Notes/Bonds – (continued)
$560,000	0.5000%, 1/31/17	$559,825
176,000	0.5000%, 3/31/17	175,821
739,000	0.5000%, 4/30/17	737,788
5,000	1.0000%, 9/15/17	5,029
60,000	0.8750%, 10/15/17	60,136
228,000	1.0000%, 12/15/17	228,980
425,000	1.3750%, 7/31/18	429,250
192,000	1.5000%, 8/31/18†	194,505
104,000	1.3750%, 9/30/18	104,861
33,000	1.6250%, 7/31/19	33,281
7,000	1.7500%, 9/30/19	7,084
165,000	1.5000%, 10/31/19	165,090
261,000	1.5000%, 11/30/19	261,041
23,000	1.6250%, 12/31/19	23,095
331,000	2.7500%, 11/15/23†	344,085
47,000	2.3750%, 8/15/24	47,254
682,000	2.2500%, 11/15/24†	677,844
359,000	2.1250%, 5/15/25	352,493
282,000	3.7500%, 11/15/43	317,206
102,000	3.6250%, 2/15/44	112,144
136,000	3.3750%, 5/15/44	142,853
62,000	3.1250%, 8/15/44	62,102
70,000	3.0000%, 11/15/44	68,474
237,000	3.0000%, 5/15/45	232,260

Total U.S. Treasury Notes/Bonds (cost $6,755,236)		6,831,547
Investment Companies – 0.8%
Money Markets – 0.8%
395,199	Janus Cash Liquidity Fund LLC, 0.1291%°°,£ (cost $395,199)	395,199

Total Investments (total cost $47,846,327) – 98.8%		51,472,836

Cash, Receivables and Other Assets, net of Liabilities – 1.2%		629,557

Net Assets – 100%		$52,102,393

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States	$46,515,202	90.4%
United Kingdom	1,510,268	2.9
Switzerland	591,571	1.2
Israel	525,990	1.0
Canada	522,782	1.0
Netherlands	366,492	0.7
Norway	298,830	0.6
Germany	280,589	0.5
Singapore	274,048	0.5
Mexico	238,786	0.5
Ireland	198,954	0.4
Sweden	142,295	0.3
Australia	7,029	0.0

Total	$51,472,836	100.0%

Schedule of Forward Currency Contracts, Open

			Unrealized
	Currency	Currency	Appreciation/
Counterparty/Currency and Settlement Date	Units Sold	Value	(Depreciation)

Credit Suisse International:
British Pound 7/16/15	294,000	$461,821	$(7,185)
Canadian Dollar 7/16/15	503,300	402,958	5,553
Euro 7/16/15	65,100	72,582	760
Israeli Shekel 7/16/15	1,535,000	407,035	(6,670)
Mexican Peso 7/16/15	2,737,000	173,972	2,222
Norwegian Krone 7/16/15	1,765,000	225,140	965
Swedish Krona 7/16/15	925,000	111,676	850
Swiss Franc 7/16/15	432,200	462,682	66

		2,317,866	(3,439)

HSBC Securities (USA), Inc.:
British Pound 7/23/15	350,000	549,757	4,640
Euro 7/23/15	217,400	242,409	3,405

		792,166	8,045

Total		$3,110,032	$4,606

Schedule of Exchange-Traded Written Options – Calls

Description	Value

Accenture PLC – Class A (U.S. Shares) expires July 2015 6 contracts exercise price $105.00	$(25)
Allstate Corp. expires July 2015 9 contracts exercise price $70.00	(69)
Arthur J Gallagher & Co. expires July 2015 13 contracts exercise price $50.00	(44)
Canadian Pacific Railway, Ltd. (U.S. Shares) expires July 2015 4 contracts exercise price $185.00	(15)
Casey’s General Stores, Inc. expires July 2015 7 contracts exercise price $100.00	(350)
Gilead Sciences, Inc. expires July 2015 5 contracts exercise price $130.00	(40)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 15

Perkins Value Plus Income Fund

Schedule of Investments

As of June 30, 2015

Description	Value

Kansas City Southern expires July 2015 7 contracts exercise price $105.00	$(60)
McDonald’s Corp. expires July 2015 7 contracts exercise price $100.00	(100)
PepsiCo, Inc. expires July 2015 7 contracts exercise price $97.50	(77)
Ralph Lauren Corp. expires July 2015 5 contracts exercise price $145.00	(102)
United Technologies Corp. expires July 2015 5 contracts exercise price $120.00	(12)

Total Exchange-Traded Written Options – Calls (premiums received $2,437)	$(894)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16 | JUNE 30, 2015

Notes to Schedule of Investments and Other Information

Barclays U.S. Aggregate Bond Index	A broad-based measure of the investment grade, US dollar-denominated, fixed-rate taxable bond market.

Russell 1000® Value Index	Measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® Index	Measures broad U.S. equity performance.

Value Income Index	An internally-calculated, hypothetical combination of total returns from the Russell 1000® Value Index (50%) and the Barclays U.S. Aggregate Bond Index (50%).

ADR	American Depositary Receipt

LLC	Limited Liability Company

LP	Limited Partnership

PLC	Public Limited Company

ULC	Unlimited Liability Company

U.S. Shares	Securities of foreign companies trading on an American stock exchange.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2015 is indicated in the table below:

		Value as a %
Fund	Value	of Net Assets

Perkins Value Plus Income Fund	$2,174,515	4.2%

(a)	All or a portion of this position has not settled, or is not funded. Upon settlement or funding date, interest rates for unsettled or unfunded amounts will be determined. Interest and dividends will not be accrued until time of settlement or funding.

†	A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of June 30, 2015, is noted below.

Fund	Aggregate Value

Perkins Value Plus Income Fund	$2,263,079

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of year end.

°°	Rate shown is the 7-day yield as of June 30, 2015.

µ	This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

§	Schedule of Restricted and Illiquid Securities (as of June 30, 2015)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Perkins Value Plus Income Fund
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20	4/29/13	$69,393	$69,425	0.1%

The Fund has registration rights for certain restricted securities held as of June 30, 2015. The issuer incurs all registration costs.

Janus Investment Fund | 17

Notes to Schedule of Investments and Other Information (continued)

£	The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended June 30, 2015. Unless otherwise indicated, all information in the table is for the year ended June 30, 2015.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/14	Purchases	Sales	at 6/30/15	Gain/(Loss)	Income	at 6/30/15

Perkins Value Plus Income Fund
Janus Cash Liquidity Fund LLC	787,285	22,789,612	(23,181,698)	395,199	$–	$641	$395,199

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2015. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2015)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Perkins Value Plus Income Fund
Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$–	$1,049,499	$–

Bank Loans and Mezzanine Loans	–	415,684	–

Common Stocks	29,946,289	–	–

Corporate Bonds	–	8,584,571	–

Mortgage-Backed Securities	–	3,818,065	–

Preferred Stocks	–	431,982	–

U.S. Treasury Notes/Bonds	–	6,831,547	–

Investment Companies	–	395,199	–

Total Investments in Securities	$29,946,289	$21,526,547	$–

Other Financial Instruments(a):
Forward Currency Contracts	$–	$18,461	$–

Total Assets	$29,946,289	$21,545,008	$–

Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$–	$13,855	$–
Options Written, at Value	–	894	–

Total Liabilities	$–	$14,749	$–

(a)	Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swap contracts are reported at their market value at measurement date.

18 | JUNE 30, 2015

Statement of Assets and Liabilities

As of June 30, 2015	Perkins Value Plus Income Fund

Assets:
Investments, at cost	$47,846,327
Unaffiliated investments, at value	$51,077,637
Affiliated investments, at value	395,199
Cash	26,349
Forward currency contracts	18,461
Closed foreign currency contracts	1,227
Non-interested Trustees’ deferred compensation	1,041
Receivables:
Investments sold	1,201,829
Fund shares sold	58,166
Dividends	59,800
Dividends from affiliates	54
Foreign dividend tax reclaim	8,476
Interest	124,980
Due from adviser	39,450
Other assets	884
Total Assets	53,013,553
Liabilities:
Forward currency contracts	13,855
Closed foreign currency contracts	811
Options written, at value(1)	894
Payables:
Investments purchased	694,590
Fund shares repurchased	15,440
Dividends	3,213
Advisory fees	26,106
Fund administration fees	413
Transfer agent fees and expenses	18,941
12b-1 Distribution and shareholder servicing fees	9,633
Non-interested Trustees’ fees and expenses	339
Non-interested Trustees’ deferred compensation fees	1,041
Accrued expenses and other payables	125,884
Total Liabilities	911,160
Net Assets	$52,102,393

See footnotes at the end of the Statement.
See Notes to Financial Statements.

Janus Investment Fund | 19

Statement of Assets and Liabilities  (continued)

As of June 30, 2015	Perkins Value Plus Income Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)	$47,967,661
Undistributed net investment income/(loss)	(4,252)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	506,759
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	3,632,225
Total Net Assets	$52,102,393
Net Assets - Class A Shares	$6,213,198
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	551,927
Net Asset Value Per Share(2)	$11.26
Maximum Offering Price Per Share(3)	$11.95
Net Assets - Class C Shares	$7,029,185
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	623,107
Net Asset Value Per Share(2)	$11.28
Net Assets - Class D Shares	$29,170,353
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,590,625
Net Asset Value Per Share	$11.26
Net Assets - Class I Shares	$3,965,304
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	351,878
Net Asset Value Per Share	$11.27
Net Assets - Class S Shares	$2,062,617
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	183,110
Net Asset Value Per Share	$11.26
Net Assets - Class T Shares	$3,661,736
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	325,075
Net Asset Value Per Share	$11.26

(1)	Premiums received $2,437.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

20 | JUNE 30, 2015

Statement of Operations

Perkins Value Plus
For the year ended June 30, 2015	Income Fund

Investment Income:
Interest	$713,449
Dividends	814,866
Dividends from affiliates	641
Other income	11,558
Foreign tax withheld	(14,398)
Total Investment Income	1,526,116
Expenses:
Advisory fees	328,176
12b-1 Distribution and shareholder servicing fees:
Class A Shares	16,498
Class C Shares	68,802
Class S Shares	6,069
Transfer agent administrative fees and expenses:
Class D Shares	35,328
Class S Shares	6,069
Class T Shares	11,224
Transfer agent networking and omnibus fees:
Class A Shares	1,710
Class C Shares	1,557
Class I Shares	2,390
Other transfer agent fees and expenses:
Class A Shares	774
Class C Shares	1,044
Class D Shares	7,796
Class I Shares	292
Class T Shares	159
Shareholder reports expense	21,628
Registration fees	165,347
Custodian fees	10,371
Professional fees	53,282
Non-interested Trustees’ fees and expenses	1,174
Fund administration fees	4,937
Accounting systems fee expense	49,298
Other expenses	1,904
Total Expenses	795,829
Less: Excess Expense Reimbursement	(263,660)
Net Expenses	532,169
Net Investment Income/(Loss)	993,947
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	2,867,607
Written options contracts	34,201
Total Net Realized Gain/(Loss) on Investments	2,901,808
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(2,959,477)
Written options contracts	3,894
Total Change in Unrealized Net Appreciation/Depreciation	(2,955,583)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$940,172

See Notes to Financial Statements.

Janus Investment Fund | 21

Statements of Changes in Net Assets

	Perkins Value Plus
	Income Fund
For each year ended June 30	2015	2014

Operations:
Net investment income/(loss)	$993,947	$1,222,415
Net realized gain/(loss) on investments	2,901,808	3,871,812
Change in unrealized net appreciation/depreciation	(2,955,583)	2,787,822
Net Increase/(Decrease) in Net Assets Resulting from Operations	940,172	7,882,049
Dividends and Distributions to Shareholders:
Net Investment Income
Class A Shares	(161,953)	(158,389)
Class C Shares	(118,210)	(107,878)
Class D Shares	(760,888)	(732,744)
Class I Shares	(126,968)	(279,044)
Class S Shares	(52,103)	(114,609)
Class T Shares	(108,167)	(178,114)
Net Realized Gain from Investment Transactions
Class A Shares	(531,013)	(333,609)
Class C Shares	(551,851)	(319,098)
Class D Shares	(2,296,570)	(1,386,346)
Class I Shares	(312,655)	(567,430)
Class S Shares	(163,955)	(245,920)
Class T Shares	(344,279)	(332,511)
Net Decrease from Dividends and Distributions to Shareholders	(5,528,612)	(4,755,692)
Capital Share Transactions:
Shares Sold
Class A Shares	217,355	366,960
Class C Shares	701,707	676,381
Class D Shares	5,690,369	10,196,885
Class I Shares	610,018	2,614,911
Class S Shares	1,274	112
Class T Shares	1,751,708	3,234,721
Reinvested Dividends and Distributions
Class A Shares	677,871	480,503
Class C Shares	662,920	419,392
Class D Shares	2,878,829	2,009,635
Class I Shares	429,950	836,110
Class S Shares	216,058	360,529
Class T Shares	450,023	509,392
Shares Repurchased
Class A Shares	(745,221)	(758,902)
Class C Shares	(280,499)	(361,448)
Class D Shares	(10,017,723)	(5,469,241)
Class I Shares	(7,478,830)	(2,926,425)
Class S Shares	(3,000,000)	–
Class T Shares	(7,153,025)	(900,258)
Net Increase/(Decrease) from Capital Share Transactions	(14,387,216)	11,289,257
Net Increase/(Decrease) in Net Assets	(18,975,656)	14,415,614
Net Assets:
Beginning of period	71,078,049	56,662,435
End of period	$52,102,393	$71,078,049

Undistributed Net Investment Income/(Loss)	$(4,252)	$(5,054)

See Notes to Financial Statements.

22 | JUNE 30, 2015

Financial Highlights

Class A Shares

	Perkins Value Plus
	Income Fund
For a share outstanding during each year or period ended June 30	2015	2014	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$12.26	$11.68	$10.86	$11.15	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.22(2)	0.23(2)	0.30	0.31	0.29
Net realized and unrealized gain/(loss)	0.05	1.29	1.07	0.10	1.14
Total from Investment Operations	0.27	1.52	1.37	0.41	1.43
Less Dividends and Distributions:
Dividends (from net investment income)	(0.29)	(0.30)	(0.29)	(0.33)	(0.24)
Distributions (from capital gains)	(0.98)	(0.64)	(0.26)	(0.37)	(0.04)
Total Dividends and Distributions	(1.27)	(0.94)	(0.55)	(0.70)	(0.28)
Net Asset Value, End of Period	$11.26	$12.26	$11.68	$10.86	$11.15
Total Return*	2.25%	13.61%	12.82%	3.97%	14.49%
Net Assets, End of Period (in thousands)	$6,213	$6,603	$6,200	$5,057	$4,861
Average Net Assets for the Period (in thousands)	$6,599	$6,341	$5,545	$4,848	$3,951
Ratios to Average Net Assets:
Ratio of Gross Expenses**	1.43%	1.35%	1.36%	1.50%	1.86%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	0.97%	1.01%	1.01%	1.02%	0.94%
Ratio of Net Investment Income/(Loss)**	1.84%	1.94%	2.39%	2.83%	3.05%
Portfolio Turnover Rate	89%	95%	97%	100%	85%

Class C Shares

	Perkins Value Plus
	Income Fund
For a share outstanding during each year or period ended June 30	2015	2014	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$12.29	$11.71	$10.89	$11.15	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.13(2)	0.15(2)	0.21	0.27	0.22
Net realized and unrealized gain/(loss)	0.04	1.28	1.08	0.09	1.14
Total from Investment Operations	0.17	1.43	1.29	0.36	1.36
Less Dividends and Distributions:
Dividends (from net investment income)	(0.20)	(0.21)	(0.21)	(0.25)	(0.17)
Distributions (from capital gains)	(0.98)	(0.64)	(0.26)	(0.37)	(0.04)
Total Dividends and Distributions	(1.18)	(0.85)	(0.47)	(0.62)	(0.21)
Net Asset Value, End of Period	$11.28	$12.29	$11.71	$10.89	$11.15
Total Return*	1.41%	12.78%	12.03%	3.55%	13.74%
Net Assets, End of Period (in thousands)	$7,029	$6,519	$5,485	$4,815	$4,128
Average Net Assets for the Period (in thousands)	$6,880	$6,035	$5,223	$4,453	$3,701
Ratios to Average Net Assets:
Ratio of Gross Expenses**	2.18%	2.04%	2.13%	1.87%	2.62%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	1.72%	1.72%	1.76%	1.38%	1.69%
Ratio of Net Investment Income/(Loss)**	1.09%	1.23%	1.64%	2.48%	2.27%
Portfolio Turnover Rate	89%	95%	97%	100%	85%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from July 30, 2010 (inception date) through June 30, 2011.
(2)	Per share amounts are calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

Janus Investment Fund | 23

Financial Highlights  (continued)

Class D Shares

	Perkins Value Plus
	Income Fund
For a share outstanding during each year or period ended June 30	2015	2014	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$12.26	$11.69	$10.86	$11.15	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.23(2)	0.25(2)	0.31	0.32	0.29
Net realized and unrealized gain/(loss)	0.06	1.28	1.08	0.10	1.16
Total from Investment Operations	0.29	1.53	1.39	0.42	1.45
Less Dividends and Distributions:
Dividends (from net investment income)	(0.31)	(0.32)	(0.30)	(0.34)	(0.26)
Distributions (from capital gains)	(0.98)	(0.64)	(0.26)	(0.37)	(0.04)
Total Dividends and Distributions	(1.29)	(0.96)	(0.56)	(0.71)	(0.30)
Net Asset Value, End of Period	$11.26	$12.26	$11.69	$10.86	$11.15
Total Return*	2.39%	13.68%	13.02%	4.08%	14.62%
Net Assets, End of Period (in thousands)	$29,170	$33,071	$24,811	$19,581	$12,627
Average Net Assets for the Period (in thousands)	$29,440	$27,575	$22,457	$16,050	$7,656
Ratios to Average Net Assets:
Ratio of Gross Expenses**	1.33%	1.15%	1.24%	1.41%	1.73%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	0.83%	0.85%	0.91%	0.91%	0.79%
Ratio of Net Investment Income/(Loss)**	1.97%	2.10%	2.50%	2.97%	3.33%
Portfolio Turnover Rate	89%	95%	97%	100%	85%

Class I Shares

	Perkins Value Plus
	Income Fund
For a share outstanding during each year or period ended June 30	2015	2014	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$12.28	$11.70	$10.87	$11.15	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.24(2)	0.27(2)	0.33	0.33	0.30
Net realized and unrealized gain/(loss)	0.05	1.28	1.07	0.11	1.15
Total from Investment Operations	0.29	1.55	1.40	0.44	1.45
Less Dividends and Distributions:
Dividends (from net investment income)	(0.32)	(0.33)	(0.31)	(0.35)	(0.26)
Distributions (from capital gains)	(0.98)	(0.64)	(0.26)	(0.37)	(0.04)
Total Dividends and Distributions	(1.30)	(0.97)	(0.57)	(0.72)	(0.30)
Net Asset Value, End of Period	$11.27	$12.28	$11.70	$10.87	$11.15
Total Return*	2.39%	13.92%	13.16%	4.25%	14.66%
Net Assets, End of Period (in thousands)	$3,965	$10,794	$9,903	$9,227	$7,860
Average Net Assets for the Period (in thousands)	$4,859	$9,694	$9,764	$8,365	$6,004
Ratios to Average Net Assets:
Ratio of Gross Expenses**	1.22%	1.02%	1.10%	1.25%	1.61%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	0.74%	0.71%	0.76%	0.77%	0.77%
Ratio of Net Investment Income/(Loss)**	2.00%	2.23%	2.63%	3.09%	3.27%
Portfolio Turnover Rate	89%	95%	97%	100%	85%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from July 30, 2010 (inception date) through June 30, 2011.
(2)	Per share amounts are calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

24 | JUNE 30, 2015

Class S Shares

	Perkins Value Plus
	Income Fund
For a share outstanding during each year or period ended June 30	2015	2014	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$12.26	$11.69	$10.86	$11.15	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.19(2)	0.22(2)	0.28	0.29	0.27
Net realized and unrealized gain/(loss)	0.05	1.28	1.08	0.09	1.14
Total from Investment Operations	0.24	1.50	1.36	0.38	1.41
Less Dividends and Distributions:
Dividends (from net investment income)	(0.26)	(0.29)	(0.27)	(0.30)	(0.22)
Distributions (from capital gains)	(0.98)	(0.64)	(0.26)	(0.37)	(0.04)
Total Dividends and Distributions	(1.24)	(0.93)	(0.53)	(0.67)	(0.26)
Net Asset Value, End of Period	$11.26	$12.26	$11.69	$10.86	$11.15
Total Return*	2.00%	13.42%	12.79%	3.74%	14.24%
Net Assets, End of Period (in thousands)	$2,063	$5,054	$4,453	$3,950	$3,808
Average Net Assets for the Period (in thousands)	$2,428	$4,725	$4,258	$3,784	$3,596
Ratios to Average Net Assets:
Ratio of Gross Expenses**	1.64%	1.50%	1.59%	1.73%	2.12%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	1.18%	1.09%	1.15%	1.21%	1.20%
Ratio of Net Investment Income/(Loss)**	1.57%	1.87%	2.25%	2.64%	2.75%
Portfolio Turnover Rate	89%	95%	97%	100%	85%

Class T Shares

	Perkins Value Plus
	Income Fund
For a share outstanding during each year or period ended June 30	2015	2014	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$12.27	$11.69	$10.86	$11.15	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.22(2)	0.25(2)	0.31	0.32	0.29
Net realized and unrealized gain/(loss)	0.04	1.28	1.08	0.09	1.14
Total from Investment Operations	0.26	1.53	1.39	0.41	1.43
Less Dividends and Distributions:
Dividends (from net investment income)	(0.29)	(0.31)	(0.30)	(0.33)	(0.24)
Distributions (from capital gains)	(0.98)	(0.64)	(0.26)	(0.37)	(0.04)
Total Dividends and Distributions	(1.27)	(0.95)	(0.56)	(0.70)	(0.28)
Net Asset Value, End of Period	$11.26	$12.27	$11.69	$10.86	$11.15
Total Return*	2.18%	13.75%	13.01%	3.97%	14.49%
Net Assets, End of Period (in thousands)	$3,662	$9,037	$5,810	$4,919	$5,030
Average Net Assets for the Period (in thousands)	$4,490	$6,739	$5,470	$4,702	$4,002
Ratios to Average Net Assets:
Ratio of Gross Expenses**	1.39%	1.25%	1.33%	1.48%	1.86%
Ratio of Net Expenses (After Waivers and Expense Offsets)**	0.93%	0.87%	0.92%	0.97%	0.94%
Ratio of Net Investment Income/(Loss)**	1.82%	2.08%	2.48%	2.87%	3.08%
Portfolio Turnover Rate	89%	95%	97%	100%	85%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from July 30, 2010 (inception date) through June 30, 2011.
(2)	Per share amounts are calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

Janus Investment Fund | 25

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Perkins Value Plus Income Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests in a combination of equity securities selected for growth potential and fixed-income securities selected for income potential. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer,

26 | JUNE 30, 2015

such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary
FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which

Janus Investment Fund | 27

Notes to Financial Statements (continued)

may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions
Dividends of net investment income are generally declared and distributed monthly, and realized capital gains (if any) are distributed annually. The Fund may treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2.	Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended June 30, 2015 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative

28 | JUNE 30, 2015

for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

•	Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

•	Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Janus Investment Fund | 29

Notes to Financial Statements (continued)

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported on the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/(depreciation) (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

The following table provides average ending monthly currency value amounts on sold forward currency contracts during the year ended June 30, 2015.

Fund	Sold

Perkins Value Plus Income Fund	$3,391,967

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) “exercises” the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubenstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written, at value” (if applicable). The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the year, the Fund wrote call options on various equity securities for the purpose of decreasing exposure to individual equity risk and/or generating income.

30 | JUNE 30, 2015

During the year, the Fund wrote put options on various equity securities for the purpose of increasing exposure to individual equity risk and/or generating income.

The following table provides average ending monthly market value amounts on written call and put options during the year ended June 30, 2015.

	Written Call	Written Put
Fund	Options	Options

Perkins Value Plus Income Fund	$4,618	$18

Written option activity for the year ended June 30, 2015 is indicated in the tables below:

	Number of	Premiums
Call Options	Contracts	Received

Perkins Value Plus Income Fund
Options outstanding at June 30, 2014	102	$3,066
Options written	1,852	51,875
Options closed	(116)	(3,376)
Options expired	(1,539)	(40,450)
Options exercised	(224)	(8,678)

Options outstanding at June 30, 2015	75	$2,437

	Number of	Premiums
Put Options	Contracts	Received

Perkins Value Plus Income Fund
Options outstanding at June 30, 2014	–	$–
Options written	35	2,051
Options closed	–	–
Options expired	(35)	(2,051)
Options exercised	–	–

Options outstanding at June 30, 2015	–	$–

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2015.

Fair Value of Derivative Instruments as of June 30, 2015

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Perkins Value Plus Income Fund
Currency Contracts	Forward currency contracts	$18,461	Forward currency contracts	$13,855
Equity Contracts			Options written, at value	894

Total		$18,461		$14,749

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended June 30, 2015.

The effect of Derivative Instruments on the Statement of Operations for the year ended June 30, 2015

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
	Investments and foreign
Derivatives not accounted for as hedging instruments	currency transactions	Written options contracts	Total

Perkins Value Plus Income Fund
Currency Contracts	$346,511	$–	$346,511
Equity Contracts	–	34,201	34,201

Total	$346,511	$34,201	$380,712

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
	Investments, foreign
	currency translations and
	non-interested Trustees’
Derivatives not accounted for as hedging instruments	deferred compensation	Written options contracts	Total

Perkins Value Plus Income Fund
Currency Contracts	$34,774	$–	$34,774
Equity Contracts	–	3,894	3,894

Total	$34,774	$3,894	$38,668

Please see the Fund’s Statement of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

Janus Investment Fund | 31

Notes to Financial Statements (continued)

3.	Other Investments and Strategies

Additional Investment Risk
The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will

32 | JUNE 30, 2015

have greater exposure to the risks associated with one or more counterparties.

Loans
The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of June 30, 2015.

•	Bank Loans – Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

•	Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as the London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

•	Mezzanine Loans – Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities
Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured

Janus Investment Fund | 33

Notes to Financial Statements (continued)

investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying assets fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Fund’s yield and your return.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans at a faster pace than expected, may shorten the effective maturities of these securities and may result in the Fund having to reinvest proceeds at a lower interest rate.

In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing the Fund’s sensitivity to interest rate changes and causing its price to decline.

Offsetting Assets and Liabilities
The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of June 30, 2015” table located in Note 2 of these Notes to Financial Statements and/or the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Credit Suisse International	$10,416	$(10,416)	$–	$–
HSBC Securities (USA), Inc.	8,045	–	–	8,045

Total	$18,461	$(10,416)	$–	$8,045

Offsetting of Financial Liabilities and Derivative Liabilities

Counterparty	Gross Amounts of Recognized Liabilities	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Credit Suisse International	$13,855	$(10,416)	$–	$3,439

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund will segregate cash or high-grade securities in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

34 | JUNE 30, 2015

Real Estate Investing
The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt
The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities
The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

	Average Daily
	Net Assets	Contractual Investment
Fund	of the Fund	Advisory Fee (%)

Perkins Value Plus Income Fund	All Asset Levels	0.60

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Fund. Perkins (together with its predecessors), has been in the investment management business since 1984 and provides day-to-day management of the equity portion of the Fund’s portfolio operations subject to the general oversight of Janus Capital. Janus Capital is responsible for the day-to-day management of the fixed income portion of the Fund’s investment portfolio. Janus Capital owns 100% of Perkins.

Janus Capital pays Perkins a subadvisory fee equal to 50% of the investment advisory fee payable by the equity portion of the Fund to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Fund’s performance relative to the Fund’s benchmark index over the performance measurement period.

Janus Investment Fund | 35

Notes to Financial Statements (continued)

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the transfer agency agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least November 1, 2015.

Expense
Fund	Limit (%)

Perkins Value Plus Income Fund	0.68

If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the transfer agency agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or

36 | JUNE 30, 2015

shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $580,523 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2015. The Fund’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2015 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2015 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $279,000 were paid by the Trust to a Trustee under the Deferred Plan during the year ended June 30, 2015.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2015 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the year ended June 30, 2015,

Janus Investment Fund | 37

Notes to Financial Statements (continued)

Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Perkins Value Plus Income Fund	$1,385

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the year ended June 30, 2015.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2015, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

Perkins Value Plus Income Fund	$31

As of June 30, 2015, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

	% of Class	% of Fund
Fund	Owned	Owned

Perkins Value Plus Income Fund - Class A Shares	84%	10%
Perkins Value Plus Income Fund - Class C Shares	72	10
Perkins Value Plus Income Fund - Class D Shares	-	-
Perkins Value Plus Income Fund - Class I Shares	-	-
Perkins Value Plus Income Fund - Class S Shares	100	4
Perkins Value Plus Income Fund - Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, tax equalization, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The Fund has elected to defer post-October losses and qualified late-year losses as noted in the table below. These losses will be deferred for tax purposes and recognized during the next fiscal year.

	Undistributed	Undistributed		Loss Deferrals		Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Late-Year	Post-October	to Tax	Appreciation/
Fund	Income	Gains	Capital Losses	Ordinary Loss	Capital Loss	Differences	(Depreciation)

Perkins Value Plus Income Fund	$(3,212)	$625,922	$–	$–	$(68,700)	$71	$3,580,651

38 | JUNE 30, 2015

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Perkins Value Plus Income Fund	$47,892,185	$4,132,749	$(552,098)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2015

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Perkins Value Plus Income Fund	$1,913,887	$3,614,725	$–	$–

For the year ended June 30, 2014

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Perkins Value Plus Income Fund	$2,265,258	$2,490,434	$–	$–

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

	Increase/(Decrease)	Increase/(Decrease) to Undistributed Net	Increase/(Decrease) to Undistributed Net
Fund	to Capital	Investment Income/Loss	Realized Gain/Loss

Perkins Value Plus Income Fund	$120,450	$335,144	$(455,594)

Capital has been adjusted by $120,450, all of which is long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

6.	Capital Share Transactions

	Perkins Value Plus
	Income Fund
For each year ended June 30	2015	2014

Transactions in Fund Shares – Class A Shares:
Shares sold	18,244	30,571
Reinvested dividends and distributions	58,947	41,380
Shares repurchased	(63,770)	(64,110)
Net Increase/(Decrease) in Fund Shares	13,421	7,841
Shares Outstanding, Beginning of Period	538,506	530,665
Shares Outstanding, End of Period	551,927	538,506

Janus Investment Fund | 39

Notes to Financial Statements (continued)

	Perkins Value Plus
	Income Fund
For each year ended June 30	2015	2014

Transactions in Fund Shares – Class C Shares:
Shares sold	58,864	56,341
Reinvested dividends and distributions	57,636	36,146
Shares repurchased	(24,043)	(30,356)
Net Increase/(Decrease) in Fund Shares	92,457	62,131
Shares Outstanding, Beginning of Period	530,650	468,519
Shares Outstanding, End of Period	623,107	530,650
Transactions in Fund Shares – Class D Shares:
Shares sold	483,475	859,867
Reinvested dividends and distributions	250,209	172,745
Shares repurchased	(839,441)	(459,110)
Net Increase/(Decrease) in Fund Shares	(105,757)	573,502
Shares Outstanding, Beginning of Period	2,696,382	2,122,880
Shares Outstanding, End of Period	2,590,625	2,696,382
Transactions in Fund Shares – Class I Shares:
Shares sold	51,889	214,485
Reinvested dividends and distributions	37,245	71,868
Shares repurchased	(616,535)	(253,647)
Net Increase/(Decrease) in Fund Shares	(527,401)	32,706
Shares Outstanding, Beginning of Period	879,279	846,573
Shares Outstanding, End of Period	351,878	879,279
Transactions in Fund Shares – Class S Shares:
Shares sold	105	9
Reinvested dividends and distributions	18,757	31,050
Shares repurchased	(247,934)	–
Net Increase/(Decrease) in Fund Shares	(229,072)	31,059
Shares Outstanding, Beginning of Period	412,182	381,123
Shares Outstanding, End of Period	183,110	412,182
Transactions in Fund Shares – Class T Shares:
Shares sold	148,684	271,504
Reinvested dividends and distributions	39,064	43,779
Shares repurchased	(599,295)	(75,650)
Net Increase/(Decrease) in Fund Shares	(411,547)	239,633
Shares Outstanding, Beginning of Period	736,622	496,989
Shares Outstanding, End of Period	325,075	736,622

7.	Purchases and Sales of Investment Securities

For the year ended June 30, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Perkins Value Plus Income Fund	$27,599,614	$40,690,178	$20,817,002	$24,942,607

8.	Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2015 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

40 | JUNE 30, 2015

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders
of Perkins Value Plus Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Perkins Value Plus Income Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) at June 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
August 13, 2015

Janus Investment Fund | 41

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service

42 | JUNE 30, 2015

providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the

Janus Investment Fund | 43

Additional Information (unaudited) (continued)

second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for

44 | JUNE 30, 2015

the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper

Janus Investment Fund | 45

Additional Information (unaudited) (continued)

quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

46 | JUNE 30, 2015

underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus

Janus Investment Fund | 47

Additional Information (unaudited) (continued)

Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also

48 | JUNE 30, 2015

noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that

Janus Investment Fund | 49

Additional Information (unaudited) (continued)

Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

50 | JUNE 30, 2015

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief

Janus Investment Fund | 51

Additional Information (unaudited) (continued)

that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

52 | JUNE 30, 2015

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2015. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will

Janus Investment Fund | 53

Useful Information About Your Fund Report (unaudited) (continued)

notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or

54 | JUNE 30, 2015

investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund | 55

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2015:

Capital Gain Distributions

Fund

Perkins Value Plus Income Fund	$3,735,175

Dividends Received Deduction Percentage

Fund

Perkins Value Plus Income Fund	100%

Qualified Dividend Income Percentage

Fund

Perkins Value Plus Income Fund	53%

56 | JUNE 30, 2015

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 61 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Chief Executive Officer, Imprint Capital (impact investment firm) (since 2013), and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	61	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Janus Investment Fund | 57

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

					Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Managing Director, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	61	Director of MotiveQuest LLC (strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	61	Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

58 | JUNE 30, 2015

TRUSTEES (continued)

					Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	61	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	61	None

Janus Investment Fund | 59

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	61	Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

Trustee Consultant

Raudline Etienne* 151 Detroit Street Denver, CO 80206 DOB: 1965	Consultant	6/14-Present	Senior Vice President, Albright Stonebridge Group LLC (global strategy firm) (since 2011). Formerly, Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	N/A	Director of Brightwood Capital Advisors, LLC (since 2014).

*  Raudline Etienne was appointed consultant to the Trustees effective June 2, 2014. Shareholders of the Janus Funds are expected to be asked to elect Ms. Etienne as a Trustee at a future shareholder meeting.

60 | JUNE 30, 2015

OFFICERS

Principal Occupations During the
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Past Five Years

Gibson Smith 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President and Co-Portfolio Manager Perkins Value Plus Income Fund	7/10-Present	Chief Investment Officer Fixed Income and Executive Vice President of Janus Capital; Director of Perkins Investment Management LLC; and Portfolio Manager for other Janus accounts. Formerly, Executive Vice President of Janus Distributors LLC and Janus Services LLC (2007-2013).

Darrell Watters 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Co-Portfolio Manager Perkins Value Plus Income Fund	7/10-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Stephanie Grauerholz 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, Vice President and Assistant Secretary of Janus Distributors LLC, and Vice President of Janus Services LLC (since 2015).

Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present	President of Janus Capital Group Inc. and Janus Capital Management LLC (since 2013); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013), and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund | 61

Trustees and Officers (unaudited) (continued)

OFFICERS (continued)

Principal Occupations During the
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Past Five Years

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

62 | JUNE 30, 2015

Notes

Janus Investment Fund | 63

Notes

64 | JUNE 30, 2015

Notes

Janus Investment Fund | 65

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0815-94127	125-02-93035 08-15

Item 2 –	Code of Ethics
As of the end of the period covered by this Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR), which is posted on the Registrant’s website: janus.com. Registrant intends to post any amendments to, or waivers from (as defined in Item 2 of Form N-CSR), such code on janus.com within five business days following the date of such amendment or waiver.

Item 3 –	Audit Committee Financial Expert
Janus Investment Fund’s Board of Trustees has determined that the following members of Janus Investment Fund’s Audit Committee are “audit committee financial experts,” as defined in Item 3 to Form N-CSR: William D. Cvengros (Chairman) and William D. Stewart who are each “independent” under the standards set forth in Item 3 to Form N-CSR.

Item 4 –	Principal Accountant Fees and Services
The following table shows the amount of fees that PricewaterhouseCoopers LLP (“Auditor”), Janus Investment Fund’s (the “Fund”) auditor, billed to the Fund during the Fund’s last two fiscal years. For the reporting periods, the Audit Committee approved in advance all audit services and non-audit services that Auditor provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to Auditor during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee(or its delegate) approves the services before the audit is completed.
Services that the Fund’s Auditor Billed to the Fund

Fiscal Year Ended	Audit Fees	Audit-Related	Tax Fees	All Other Fees
June 30	Billed to Fund	Fees Billed to Fund	Billed to Fund	Billed to Fund
2015	$1,701,522	$0	$425,810	$261,047
Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%
2014	$914,081	$7,396	$203,207	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%
 The above “Audit Fees” were billed for amounts related to the audit of the Fund’s financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. The above “Audit-Related Fees” were billed for amounts related to semi-annual financial statement disclosure review. The above “Tax Fees” were billed for amounts related to tax compliance, tax planning, tax advice, and corporate actions review.
Services that the Fund’s Auditor Billed to the Adviser
and Affiliated Fund Service Providers
The following table shows the amount of fees billed by Auditor to Janus Capital Management LLC (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.
The table also shows the percentage of fees, if any, subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Auditor by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal years in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related		All Other Fees
	Fees Billed to	Tax Fees Billed to	Billed to Adviser
	Adviser and	Adviser and	and Affiliated
Fiscal Year Ended	Affiliated Fund	Affiliated Fund	Fund Service
June 30	Service Providers	Service Providers	Providers
2015	$5,405	$3,315	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%
2014	$30,986	$0	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%
The above “Audit-Related Fees” were billed for amounts related to semi-annual financial statement disclosure review, and internal control examination.
Non-Audit Services
The following table shows the amount of fees that Auditor billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Auditor provides to the Adviser and any Affiliated Fund Service Provider, if the engagement relates directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Auditor about any non-audit services that Auditor rendered during the Fund’s last fiscal years to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Auditor’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit
		Providers(engagements	Fees billed to
		related directly to the	Adviser and
	Total	operations and	Affiliated Fund
	Non-Audit Fees	financial reporting of	Service Providers
Fiscal Year Ended	Billed to the Fund	the Fund)	(all other engagements)	Total of (A), (B)
June 30	(A)	(B)	(C)	and (C)1
2015	$177,791	$0	$30,896	$208,687
2014	$0	$0	$0	$0
1.	The Audit Committee also considered amounts billed by Auditor to all other Control Affiliates in evaluating Auditor’s independence.
Pre-Approval Policies
The Fund’s Audit Committee Charter requires the Fund’s Audit Committee to pre-approve any engagement of Auditor (i) to provide Audit or Non-Audit Services to the Fund or (ii) to provide non-audit services to Adviser or any Affiliated Fund Service Provider, if the engagement relates directly to the operations and financial reporting of the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X. The Chairman of the Audit Committee or, if the Chairman is unavailable, another member of the Audit Committee who is an independent Trustee, may grant the pre-approval. All such delegated pre- approvals must be presented to the Audit Committee no later than the next Audit Committee meeting.

Item 5 –	Audit Committee of Listed Registrants Not applicable.

Item 6 –	Investments
(a)	Schedule of Investments is contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies Not applicable to this Registrant.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies Not applicable to this Registrant.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers Not applicable to this Registrant.

Item 10 –	Submission of Matters to a Vote of Security Holders
There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11 –	Controls and Procedures
(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 –	Exhibits
(a)(1)	Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2)	Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required under Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Ex99.CERT.

(a)(3)	Not applicable to this Registrant.

(b)	A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex99.906CERT.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Investment Fund

By:	/s/ Bruce Koepfgen
Bruce Koepfgen,
President and Chief Executive Officer of Janus Investment Fund (Principal Executive Officer)

Date:	August 28, 2015
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Bruce Koepfgen
Bruce Koepfgen,
President and Chief Executive Officer of Janus Investment Fund (Principal Executive Officer)

Date:	August 28, 2015

By:	/s/ Jesper Nergaard

Jesper Nergaard,
Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Investment Fund (Principal Accounting Officer and Principal Financial Officer)

Date:	August 28, 2015